Registration Nos. 002-65539/811-2958

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/

Post-Effective Amendment No. 205      /X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 187        /X/

T. Rowe Price International Funds, Inc.

Exact Name of Registrant as Specified in Charter

100 East Pratt Street, Baltimore, Maryland 21202
Address of Principal Executive Offices

410-345-2000
Registrant’s Telephone Number, Including Area Code

David Oestreicher

100 East Pratt Street, Baltimore, Maryland 21202
Name and Address of Agent for Service

Approximate Date of Proposed Public Offering March 1, 2022

 It is proposed that this filing will become effective (check appropriate box):

// Immediately upon filing pursuant to paragraph (b)

/X/ On March 1, 2022 pursuant to paragraph (b)

// 60 days after filing pursuant to paragraph (a)(1)

// On (date) pursuant to paragraph (a)(1)

// 75 days after filing pursuant to paragraph (a)(2)

// On pursuant to paragraph (a)(2) of Rule 485

 If appropriate, check the following box:

// This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS March 1, 2022
T. ROWE PRICE
Africa & Middle East Fund
TRAMX PRAMX TRZMX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Africa & Middle East Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 10 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 11 Portfolio Turnover 24 Financial Highlights 25 Disclosure of Fund Portfolio Information 29
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 31

Available Share Classes 31

Distribution and Shareholder
Servicing Fees 33

Account Service Fee 35

Policies for Opening an Account 36

Pricing of Shares and Transactions 38

Investing Directly with T. Rowe Price 39

Investing Through a Financial
Intermediary 46

General Policies Relating to Transactions 48

Contacting T. Rowe Price 55

Information on Distributions and Taxes 56

Rights Reserved by the Funds 64

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund
	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.03%	1.03%	1.03%

Distribution and service (12b-1) fees	—	—	—
Other expenses	0.55	0.29 [b]	0.27

Total annual fund operating expenses	1.58	1.32	1.30

Fee waiver/expense reimbursement	(0.27)[c]	(0.23)[b]	(1.29)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.31 [c]	1.09 [b]	0.01 [d]
a	Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.
b

T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

T. ROWE PRICE	2

c

T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.30% The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.30%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or the class’ current expense limitation.

d

T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc. expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$133	$445	$808	$1,831
I Class	111	372	678	1,549
Z Class	1	3	6	13

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 51.3% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in African and Middle Eastern companies. For purposes of determining whether the fund invests at least 80% of its net assets in African and Middle Eastern companies, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund expects to primarily invest in common stocks of companies located (or with primary operations) in Africa and the Middle East. The countries in which the fund normally invests include, but are not limited to, the following:

SUMMARY	3

• Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Kuwait, Lebanon, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, and United Arab Emirates.

• Others: Algeria, Angola, Botswana, Ghana, Ivory Coast, Mauritius, Mozambique, Namibia, Niger Republic, Rwanda, Senegal, Syria, Tanzania, Tunisia, Uganda, Zambia, and Zimbabwe.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may make substantial investments in banks and financial companies in various African and Middle Eastern countries.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Investing in Africa and the Middle East Many African and Middle Eastern countries have histories of dictatorships, political and military unrest, social instability, and financial troubles, and their markets should be considered extremely volatile even when compared with those of other emerging market countries. Many of these countries tend to be highly reliant on exporting oil and other commodities so their economies can be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic

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conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Banks and financial companies Because the fund may invest significantly in banks and financial companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn that impacts the financials sector. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

Investing in South Africa Investing in securities of South African issuers involves significant risks, including legal, political, and economic risks specific to South Africa. South Africa has a history of social unrest and governmental interference, which could lead to increased volatility. In addition, South Africa’s economy is heavily dependent on agriculture and mining and is therefore more susceptible to market events and regulatory developments impacting the commodity markets.

Investing in Saudi Arabia Investments in securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries, which may negatively affect the value of the fund’s investments. Such heightened risks may include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, and confiscatory taxation. Because the ability of foreign investors (such as the fund) to invest in Saudi Arabian issuers is still relatively new and untested, such ability could be restricted or revoked by the Saudi Arabian government at any time, and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is dominated by petroleum exports. As a result, a sustained decrease in petroleum prices would have a negative impact on all aspects of the Saudi Arabian economy. Political instability in Saudi Arabia, or even the broader Middle East region, including authoritarian and/or military involvement in governmental decision making, armed conflict, and crime, and instability as a result of religious, ethnic, and/or socioeconomic unrest could adversely impact the economy of Saudi Arabia.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Frontier markets Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement

SUMMARY	5

practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity. Investor protections in frontier market countries may be limited and settlement procedures and custody services may prove inadequate in certain markets.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically

T. ROWE PRICE	6

than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

SUMMARY	7

AFRICA & MIDDLE EAST FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/20	15.98%	Worst Quarter	3/31/20	-30.78%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						09/04/2007
Returns before taxes	30.22%	8.68%	7.76%	—%
Returns after taxes on distributions	30.15	7.90	7.06	—
Returns after taxes on distributions and sale
of fund shares	18.17	6.63	6.09	—
I Class						03/06/2017
Returns before taxes	30.61	—	—	8.44
Z Class						02/22/2021
Returns before taxes	—	—	—	—

MSCI Arabian Markets & Africa 10/40 Investable Market Index Net (reflects no deduction for fees or expenses)
				4.49	[b]
	24.69	7.66	5.33	7.16	[c]
Combined Index Portfolio Net (reflects no deduction for fees or expenses)[a]
	24.69	7.99	5.52	7.46	[c]
Lipper Emerging Markets Funds Average
	-0.60	10.27	5.83	8.87	[d]

a Combined Index Portfolio Net is an unmanaged linked performance portfolio composed of: 100% S&P IFCG Africa & Middle East Index Net (excluding Saudi Arabia and Israel) through 6/30/09 (prior to 9/1/08, the index excluded Kuwait); 100% MSCI Arabian Markets & Africa Index Net from 7/1/09 through 9/29/10; 100% S&P Emerging/Frontier ME & Africa BMI ex IL Net from 9/30/10 through 12/31/17; and 100% MSCI Arabian Markets & Africa 10/40 Investable Market Index Net from 1/1/18 forward.

b Return since 11/30/10.

c Return since 3/6/17.

d Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Oluwaseun Oyegunle	Chair of Investment Advisory Committee	2020	2013

SUMMARY	9

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Oluwaseun Oyegunle, chair, Roy H. Adkins, Malik Sarmad Asif, Tala Boulos, Iona Dent, and Johannes Loefstrand. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Oyegunle has been chair of the committee since 2021. He joined the Firm in 2013, and his investment experience dates from 2008. During the past five years, he has served as an investment analyst in the Equity Division of the Firm and a portfolio manager (beginning in 2020). The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s

MORE ABOUT THE FUND	11

compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.75%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

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Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in African and Middle Eastern companies. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in African and Middle Eastern companies.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The fund expects to primarily invest in common stocks of companies located (or with primary operations) in Africa and the Middle East. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Kuwait, Lebanon, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, and United Arab Emirates.

• Others: Algeria, Angola, Botswana, Ghana, Ivory Coast, Mauritius, Mozambique, Namibia, Niger Republic, Rwanda, Senegal, Syria, Tanzania, Tunisia, Uganda, Zambia, and Zimbabwe.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

MORE ABOUT THE FUND	13

The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

The fund invests primarily in companies in African and Middle Eastern countries. Focusing on African and Middle Eastern countries provides the fund with the opportunity to seek strong growth in the areas the fund views as most promising, but with commensurately higher risks.

The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may make substantial investments in banks and financial companies in various African and Middle Eastern countries.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most

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preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Africa and the Middle East The economies of certain African and Middle Eastern countries are in the earliest stages of economic development, which may result in a high concentration of trading volume and market capitalization in a small number of issuers or a limited number of industries. There are typically fewer brokers in African and Middle Eastern countries, and they are typically less well capitalized than brokers in the U.S. or other developed markets. Many African nations have a history of military intervention, dictatorship, civil war, and corruption, which all limit the effectiveness of markets in those countries. Many Middle Eastern countries are facing political and economic uncertainty, with little or no democratic tradition or free market history, which could result in significant economic downturn. Investing in African and Middle Eastern countries is susceptible to additional risks, including expropriation and/or nationalization of assets, confiscatory taxation, political instability, and social instability as a result of religious, ethnic, and/or socioeconomic unrest or widespread outbreaks of disease.

During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment. In addition, at certain times, the fund may have to “fair value”—or assign a value on the basis of factors other than market quotations—certain securities. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation than if market quotations had been used, and there is no assurance that the fund could sell or close out a portfolio position for the value established for it at any time. Further, the economies of many Middle Eastern and African countries are largely dependent on, and linked together by, certain commodities (such as gold, silver, copper, diamonds, and oil). As a result, African and Middle Eastern economies are vulnerable to changes in commodity prices, and fluctuations in demand for these commodities could significantly impact economies in these regions. A

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downturn in one country’s economy could have a disproportionally large effect on others in the region.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Banks and financial companies To the extent the fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

The oversight of, and regulations applicable to, banks in emerging markets may be ineffective when compared with the regulatory frameworks for banks in developed markets. Banks in emerging markets may have significantly less access to capital than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Investing in South Africa South Africa’s two-tiered economy, which exhibits characteristics of both developed and emerging economies, is characterized by an uneven distribution of wealth and relatively high unemployment. This could lead to civil or social unrest, which, combined with the possibility of ethnic conflict in the country, could result in the rejection of South Africa’s free market reforms. South Africa’s insufficient reserves leave it vulnerable to currency devaluation in the future. The South African government controls a large share of the economy; heavy regulation of labor and product markets could stifle growth. A large portion of South Africa’s export market is dependent on agriculture and mining, leaving the country’s economy susceptible to droughts and other natural disasters, as well as fluctuations in the overall market for these commodities. In recent years, an unstable electricity supply in South Africa has stifled economic growth, which may adversely affect the value of the fund’s investments.

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Investing in Saudi Arabia Investments in securities of Saudi Arabian issuers involve risks not typically associated with investments in securities of issuers in more developed countries, which may negatively affect the value of the fund’s investments. Foreign investors have historically been restricted from investing directly in the Saudi Arabian stock exchange and have gained indirect exposure to Saudi Arabian stocks through instruments such as P-notes. Qualified foreign institutional investors (such as the fund) may now invest directly in the Saudi Arabian stock exchange, although this ability is relatively new and untested and investments in a particular Saudi Arabian company are subject to various aggregate foreign ownership limits. The ability of foreign investors to invest directly could be restricted or revoked by the Saudi Arabian government at any time and unforeseen risks could materialize due to foreign ownership in such securities. The economy of Saudi Arabia is highly reliant on exporting oil and its economy is therefore vulnerable to changes in foreign currency values and the market for petroleum. A sustained decrease in oil prices could have a negative impact on all aspects of the Saudi Arabian economy. Like many Middle Eastern governments, the government of Saudi Arabia exercises substantial influence over many aspects of the private sector and heightened risks relating to investing in Saudi Arabia may include, among others, expropriation of assets and confiscatory taxation, restrictions on foreign ownership, government intervention in international trade, and political instability as a result of religious, ethnic and/or socioeconomic unrest. Although efforts for liberalization in the broader Saudi Arabian economy are underway, in many areas it has lagged significantly and change has been impeded by the fact that Saudi Arabia is governed by an absolute monarchy. In addition, Saudi Arabia’s economy tends to rely heavily on cheap, foreign labor and changes in the availability of this labor supply could have an adverse effect on the economy. Saudi Arabia has historically experienced strained relations with economic partners worldwide, including other countries in the Middle East, due to geopolitical events. Governmental actions in the future could have a significant effect on economic conditions in Saudi Arabia, which could affect private sector companies and the fund, as well as the value of securities in the fund’s portfolio. Any economic sanctions on Saudi Arabian individuals or Saudi Arabian corporate entities, or even the threat of sanctions, may result in the decline of the value and liquidity of Saudi Arabian securities, a weakening of the Saudi riyal, or other adverse consequences to the Saudi Arabian economy.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of

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instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Frontier markets Frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of emerging market or developed market countries. In addition to the risks of investing in international emerging markets, frontier markets tend to have less efficient trading markets with lower overall liquidity and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. The possibility of a securities exchange closing unexpectedly for a long period of time is much greater in a frontier market. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Certain frontier market countries may impose restrictions on foreign investments and repatriation of investment income and capital.

Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. In addition, frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Custody services in many frontier market countries remain undeveloped and, although the fund’s custodian will seek to establish control mechanisms, including the selection of appropriate sub-custodians to hold securities on behalf of the fund, there is greater transaction and custody risk in dealing in securities of frontier market countries. Overall, the laws and market practices of frontier market countries carry fewer safeguards than more mature markets, including, for example, the protection against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the fund.

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International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers

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or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which can adversely affect the fund’s overall value and its ability to limit losses. Less liquid or illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is an increased risk that the investment may not be sold for the price at which the fund is valuing it. Market prices of holdings with reduced liquidity may be volatile and an inability to sell a portfolio holding can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility due to higher than normal redemption rates. Unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds within the allowable time period. Large redemptions by one or more shareholders owning a significant percentage of the fund’s assets may also have a negative impact on the fund’s overall liquidity. To meet redemption requests during periods of illiquidity, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Growth investing Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Growth stocks can be more volatile than other types of stocks, and their prices tend to fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising

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markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or

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index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered

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general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or

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disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-

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kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

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FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$7.31	$8.65	$8.55	$8.73	$7.85

Investment activities
Net investment income(1)(2)	0.07	0.07	0.49	0.17	0.14
Net realized and unrealized gain/loss	3.40	(0.88)	(0.22)	(0.22)	0.89
Total from investment activities	3.47	(0.81)	0.27	(0.05)	1.03

Distributions
Net investment income	(0.04)	(0.53)	(0.17)	(0.13)	(0.15)
Net realized gain	(0.21)	–	–	–	–
Total distributions	(0.25)	(0.53)	(0.17)	(0.13)	(0.15)

NET ASSET VALUE End of period	$10.53	$7.31	$8.65	$8.55	$8.73

Ratios/Supplemental Data

Total return(2)(3)	48.53%	(10.25)%	3.20%	(0.68)%	13.38%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.58%	1.58%	1.49%	1.52%	1.54%
Net expenses after waivers/payments by Price Associates	1.31%	1.31%	1.31%	1.36%	1.42%
Net investment income	0.75%	0.88%	5.38%	1.79%	1.69%

Portfolio turnover rate	51.3%	62.3%	48.0%	51.6%	60.2%
Net assets, end of period (in millions)	$90	$66	$105	$115	$132

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
NET ASSET VALUE
Beginning of period	$7.33	$8.66	$8.56	$8.74	$8.18

Investment activities
Net investment income(2)(3)	0.09	0.04	0.52	0.18	0.10
Net realized and unrealized gain/loss	3.42	(0.84)	(0.23)	(0.21)	0.46
Total from investment activities	3.51	(0.80)	0.29	(0.03)	0.56

Distributions
Net investment income	(0.04)	(0.53)	(0.19)	(0.15)	–
Net realized gain	(0.21)	–	–	–	–
Total distributions	(0.25)	(0.53)	(0.19)	(0.15)	–

NET ASSET VALUE End of period	$10.59	$7.33	$8.66	$8.56	$8.74

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
Ratios/Supplemental Data

Total return(3)(4)	48.95%	(10.12)%	3.43%	(0.47)%	6.85%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.31%	1.33%	1.28%	1.30%	1.31	%(5)
Net expenses after waivers/payments by Price Associates	1.09%	1.10%	1.09%	1.13%	1.13	%(5)
Net investment income	1.02%	0.56%	5.81%	1.91%	1.81	%(5)

Portfolio turnover rate	51.3%	62.3%	48.0%	51.6%	60.2%
Net assets, end of period (in thousands)	$26,351	$34,863	$9,472	$8,721	$7,016

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Z Class
	2/22/21(1) Through 10/31/21
NET ASSET VALUE
Beginning of period	$8.74

Investment activities
Net investment income(2)(3)	0.16
Net realized and unrealized gain/loss	1.72
Total from investment activities	1.88

NET ASSET VALUE End of period	$10.62

Ratios/Supplemental Data

Total return(3)(4)	21.51%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.30	%(5)
Net expenses after waivers/payments by Price Associates	0.01	%(5)
Net investment income	2.37	%(5)

Portfolio turnover rate	51.3%
Net assets, end of period (in thousands)	$10,226

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its

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shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

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fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

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Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. ROWE PRICE	54

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	55

included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

T. ROWE PRICE	56

troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

T. ROWE PRICE	58

Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

T. ROWE PRICE	60

dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	61

loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

T. ROWE PRICE	62

for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

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withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

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Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

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is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F168-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
Asia Opportunities Fund
TRAOX TRASX PAAOX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Asia Opportunities Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 10 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 11 Portfolio Turnover 24 Financial Highlights 24 Disclosure of Fund Portfolio Information 30
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 31

Available Share Classes 31

Distribution and Shareholder
Servicing Fees 33

Account Service Fee 35

Policies for Opening an Account 36

Pricing of Shares and Transactions 38

Investing Directly with T. Rowe Price 39

Investing Through a Financial
Intermediary 46

General Policies Relating to Transactions 48

Contacting T. Rowe Price 55

Information on Distributions and Taxes 56

Rights Reserved by the Funds 64

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%		0.78%	0.78%

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.34		0.14 [c]	0.47

Total annual fund operating expenses	1.12		0.92	1.50

Fee waiver/expense reimbursement	0.03	[b]	(0.09)[c]	(0.25)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.15	[b]	0.83 [c]	1.25 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.15%. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.15%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.15%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

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c T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2023) to pay the operating expenses of the fund’s I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived or (2) the current expense limitation on I Class Operating Expenses.

d T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.25%. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.25%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.25%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$117	$359	$620	$1,366
I Class	85	284	500	1,123
Advisor Class	127	450	795	1,769

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in stocks issued by companies that are located in, or that have economic

SUMMARY	3

ties to, Asia (excluding Japan). For purposes of determining whether the fund invests at least 80% of its net assets in Asian companies, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The Asian countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

• Others: Pakistan, Sri Lanka, and Vietnam.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase stocks issued by companies of any size, but typically focuses its investments on large- and mid-cap stocks. The fund may at times invest significantly in certain sectors, such as the financials sector.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The fund does not normally emphasize either a growth or value bias in selecting investments. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify high quality companies that we believe will reliably compound earnings and sustain strong cash flows over time. The adviser seeks stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and selects those stocks that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• well-established companies with leading market positions;

• attractive business niche with the potential to sustain earnings even during times of slow economic growth;

• competitive advantages in an attractive industry;

• proven management with high governance standards;

• demonstrated ability to consistently increase revenues, earnings, and/or cash flows; and

• prudent capital allocation and balance sheet management.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

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Investing in Asia Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, particularly for certain commodities, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, expropriation and/or nationalization of assets, confiscatory taxation, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.

Investing in China The Chinese government has historically exercised significant control over China’s economy and its financial markets through, among other things, its monetary policies and allocation of resources, management of currency exchange rates, preferential treatment or restrictions relating to industries deemed sensitive to national interests, and limitations on foreign ownership of Chinese securities. Although economic reforms have liberalized trade policy and reduced government control, changes in these policies or increased government intervention could adversely impact affected industries or companies. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the official currency exchange rate. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China’s major trading partners, natural disasters, or public health threats. The U.S. and China have been imposing tariffs on certain goods traded between the countries. Heightened trade tensions between the U.S. and China, and the institution of additional tariffs or trade barriers between China and any of its key trading partners, including the U.S., could have a significant adverse impact on the Chinese economy.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Frontier markets Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging

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market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity. Investor protections in frontier market countries may be limited and settlement procedures and custody services may prove inadequate in certain markets.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Investments in the financials sector are susceptible to adverse developments relating to regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in

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a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Large- and mid-cap stocks Securities issued by large-cap and mid-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges. The fund’s share price could fluctuate more than the share price of a fund that invests only in large companies as stocks of mid-cap companies entail greater risk and are usually more volatile than stocks of large-cap companies.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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ASIA OPPORTUNITIES FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	21.04%	Worst Quarter	3/31/20	-18.39%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2021

			Since		Inception
	1 Year	5 Years	inception		date
Investor Class					05/21/2014
Returns before taxes	-5.38%	13.79%	9.96%
Returns after taxes on distributions	-7.19	13.28	9.50
Returns after taxes on distributions and sale
of fund shares	-2.30	11.10	8.04
I Class					03/06/2017
Returns before taxes	-5.12	—	12.74
Advisor Class					05/21/2014
Returns before taxes	-5.46	13.66	9.80

MSCI All Country Asia ex Japan Index Net (reflects no deduction for fees or expenses)
			6.88	[a]
	-4.72	11.30	9.73	[b]
Lipper Pacific Ex Japan Funds Average
			7.28	[c]
	-6.45	12.83	11.19	[d]

a Return since 5/21/14.

b Return since 3/6/17.

c Return since 5/31/14.

d Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price Singapore Private Ltd. (Price Singapore)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Jihong Min	Cochair of Investment Advisory Committee	2021	2012
Eric C. Moffett*	Cochair of Investment Advisory Committee	2014	2007

* Effective April 1, 2022, Mr. Moffett will step down as co-portfolio manager and cochair and Mr. Min will become the fund’s sole portfolio manager and sole chair of the Investment Advisory Committee.

Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a

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small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price Singapore under which Price Singapore is authorized to facilitate securities trading and make discretionary investment decisions on behalf of the fund. Price Singapore is licensed with the Monetary Authority of Singapore and is registered as an investment adviser with the SEC. Price Singapore serves as a subadviser to investment companies and foreign collective investment schemes and may provide investment management services to other institutional clients. Price Singapore is a subsidiary of T. Rowe Price and its address is 501 Orchard Road, #10-02 Wheelock Place, Singapore, Singapore 238880.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee cochairs are ultimately responsible for the day-to-day management of the fund’s portfolio and work with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Jihong Min and Eric C. Moffett, cochairs, Syed Haider Ali, Malik Sarmad Asif, Bill Bai, Sheena L. Barbosa, Dawei Feng, Li Geng, Dennis Hou, Tony Ji, Shengrong Lau, Lu Liu, Anh Thi Lu, Frank Shi, Dai Wang, Ernest C. Yeung, and Wenli Zheng. The following information provides the year that the cochairs first joined the Firm and the cochairs’ specific business experience during the past five years (although the cochairs may have had portfolio management responsibilities for a longer period). Mr. Moffett has been chair of the committee since the fund’s inception in 2014. He joined the Firm in 2007, and his investment experience dates from 2000. He has served as a portfolio manager with the Firm throughout the past five years. Mr. Min became cochair of the committee in July 2021. He joined the Firm in 2012, and his investment experience dates from 2003. During the past five years, Mr. Min has served as an equity investment analyst, primarily covering financial companies in Asia, and a portfolio manager (beginning in 2021). Effective

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April 1, 2022, Mr. Moffett will step down as a co-portfolio manager of the fund and Mr. Min will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.50%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital.

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Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in stocks issued by companies that are located in, or that have economic ties to, Asia (excluding Japan). Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in stocks issued by companies that are located in, or that have economic ties to, Asia (excluding Japan).

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The Asian countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

• Others: Pakistan, Sri Lanka, and Vietnam.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The fund does not normally emphasize either a growth or value bias in selecting investments. The fund relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify high quality companies that we believe will reliably compound earnings and sustain strong cash flows over time. The adviser seeks stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and selects those stocks that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• well-established companies with leading market positions;

• attractive business niche with the potential to sustain earnings even during times of slow economic growth;

• competitive advantages in an attractive industry;

• proven management with high governance standards;

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• demonstrated ability to consistently increase revenues, earnings, and/or cash flows; and

• prudent capital allocation and balance sheet management.

The fund seeks stocks of established, high-quality companies with a variety of characteristics, such as overall financial strength, seasoned management, and reliability of earnings and cash flows. As a result, the fund will be exposed at times to both growth- and value-oriented stocks.

The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

Funds that employ a value-oriented approach to stock selection seek to invest in companies whose stock prices are low in relation to the value of their assets or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value funds attempt to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. Generally, careful selection of stocks having value characteristics can, over time, limit the downside risk of a value-oriented portfolio compared with the broad market. In addition, stocks whose prices are below a company’s intrinsic value may offer the potential for substantial capital appreciation.

The fund invests significantly in Asian countries, other than Japan, and typically has substantial investments in China. Investing in Asian countries provides the fund with the opportunity to seek superior growth in the areas the fund views as most promising, but with commensurately higher risks.

The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase stocks issued by companies of any size, but typically focuses its investments on large- and mid-cap stocks. The fund may at times invest significantly in certain sectors, such as the financials sector.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay,

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and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Asia Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Adverse events in any one Asian country, may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, some Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. Increased political and social unrest, economic sanctions, military conflicts, and

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reduced spending on products and services produced in Asia could cause significant economic uncertainty and declines in the region. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Investing in China The Chinese economy may experience a significant slowdown as a result of the institution of additional tariffs or trade barriers, as well as a deterioration in global demand for Chinese exports or a reduction in spending on domestic goods by Chinese consumers. Under China’s political and economic system, the central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. The Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries, and compel private companies to publicly offer their securities in an effort to increase or continue the rate of economic growth, control the rate of inflation, or otherwise regulate economic expansion. Such actions and a variety of other centrally planned activities by the Chinese government could have a significant adverse effect on economic conditions in China; the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies; and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation; political, economic, or social instability; strained international relations; environmental issues; natural disasters; public health threats and travel restrictions; or other developments could adversely affect the Chinese economy and significantly diminish the values of the Chinese companies in which the fund invests.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb

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and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Frontier markets Frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of emerging market or developed market countries. In addition to the risks of investing in international emerging markets, frontier markets tend to have less efficient trading markets with lower overall liquidity and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. The possibility of a securities exchange closing unexpectedly for a long period of time is much greater in a frontier market. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Certain frontier market countries may impose restrictions on foreign investments and repatriation of investment income and capital.

Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. In addition, frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Custody services in

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many frontier market countries remain undeveloped and, although the fund’s custodian will seek to establish control mechanisms, including the selection of appropriate sub-custodians to hold securities on behalf of the fund, there is greater transaction and custody risk in dealing in securities of frontier market countries. Overall, the laws and market practices of frontier market countries carry fewer safeguards than more mature markets, including, for example, the protection against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the fund.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade

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policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector. To the extent the fund has significant investments in the financials sector, it is more susceptible to adverse developments affecting banks and other financial companies, which could include, among other things, regulatory changes and government intervention, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and price competition.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which can adversely affect the fund’s overall value and its ability to limit losses. Less liquid or illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is an increased risk that the investment may not be sold for the price at which the fund is valuing it. Market prices of holdings with reduced liquidity may be volatile and an inability to sell a portfolio holding can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility due to higher than normal redemption rates. Unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds within the allowable time period. Large redemptions by one or more shareholders owning a significant percentage of the fund’s assets may also have a negative impact on the fund’s overall liquidity. To meet redemption requests during periods of

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illiquidity, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Large- and mid-cap stocks Although stocks issued by large-cap and mid-cap companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments. Mid-cap companies typically have less experienced management, narrower product lines, and more limited financial resources than large-cap companies. However, by being more focused in their business activities, mid-cap companies may be more responsive and better able to adapt to the changing needs of their markets than large-cap companies during certain market conditions.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

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Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of

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common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively,

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which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public

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purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in

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investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$18.16	$15.33	$12.57	$14.52	$11.27

Investment activities
Net investment income(1)(2)	0.09	0.04	0.10	0.09	0.05
Net realized and unrealized gain/loss	2.21	2.89	2.75	(2.02)	3.41
Total from investment activities	2.30	2.93	2.85	(1.93)	3.46

Distributions
Net investment income	(0.02)	(0.10)	(0.09)	(0.02)	(0.14)

Net realized gain	(0.27)	–	–		(0.02)	(0.08)
Total distributions	(0.29)	(0.10)	(0.09)		(0.04)	(0.22)
Redemption fees added to paid-in capital(1)(3)	–	–	–	(4)	0.02	0.01

NET ASSET VALUE End of period	$20.17	$18.16	$15.33		$12.57	$14.52

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Ratios/Supplemental Data

Total return(2)(5)	12.66%	19.19%	22.80%	(13.19)%	31.53%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.15%	1.21%	1.30%	1.32%	1.72%
Net expenses after waivers/payments by Price Associates	1.15%	1.15%	1.15%	1.15%	1.16%
Net investment income	0.42%	0.28%	0.68%	0.58%	0.43%

Portfolio turnover rate	31.5%	92.6%	73.0%	78.7%	52.0%
Net assets, end of period (in thousands)	$150,929	$120,942	$92,167	$71,497	$75,186

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) The fund charged redemption fees through March 31, 2019.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
NET ASSET VALUE
Beginning of period	$18.24	$15.36	$12.60	$14.54	$11.28

Investment activities
Net investment income(2)(3)	0.17	0.10	0.15	0.18	0.05
Net realized and unrealized gain/loss	2.21	2.89	2.75	(2.07)	3.21
Total from investment activities	2.38	2.99	2.90	(1.89)	3.26

Distributions
Net investment income	(0.04)	(0.11)	(0.14)	(0.03)	–
Net realized gain	(0.27)	–	–	(0.02)	–
Total distributions	(0.31)	(0.11)	(0.14)	(0.05)	–

NET ASSET VALUE End of period	$20.31	$18.24	$15.36	$12.60	$14.54

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
Ratios/Supplemental Data

Total return(3)(4)	13.05%	19.56%	23.22%	(13.05)%	28.90%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.92%	1.00%	1.07%	1.10%	1.35	%(5)
Net expenses after waivers/ payments by Price Associates	0.83%	0.84%	0.84%	0.84%	0.85	%(5)
Net investment income	0.80%	0.62%	1.02%	1.27%	0.65	%(5)

Portfolio turnover rate	31.5%	92.6%	73.0%	78.7%	52.0%
Net assets, end of period (in thousands)	$95,533	$56,039	$36,723	$18,385	$4,451

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$18.06	$15.26	$12.51	$14.47	$11.25

Investment activities
Net investment income(1)(2)	0.06	0.04	0.06	0.07	0.04
Net realized and unrealized gain/loss	2.21	2.86	2.77	(2.02)	3.40
Total from investment activities	2.27	2.90	2.83	(1.95)	3.44

Distributions
Net investment income	–	(0.10)	(0.08)	–	(0.14)
Net realized gain	(0.27)	–	–	(0.02)	(0.08)
Total distributions	(0.27)	(0.10)	(0.08)	(0.22)	(0.22)
Redemption fees added to paid-in capital(1)(3)	–	–	– (4)	0.01	– (4)

NET ASSET VALUE End of period	$20.06	$18.06	$15.26	$12.51	$14.47

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Ratios/Supplemental Data

Total return(2)(5)	12.56%	19.08%	(22.73)%	(13.43)%	31.32%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.50%	1.51%	1.64%	1.61%	2.22%
Net expenses after waivers/payments by Price Associates	1.25%	1.25%	1.25%	1.25%	1.26%
Net investment income	0.27%	0.28%	0.44%	0.48%	0.34%

Portfolio turnover rate	31.5%	92.6%	73.0%	78.7%	52.0%
Net assets, end of period (in thousands)	$390	$436	$484	$491	$470

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) The fund charged redemption fees through March 31, 2019.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	33

eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	35

fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	37

Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

T. ROWE PRICE	54

T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	55

included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

T. ROWE PRICE	56

troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

T. ROWE PRICE	58

Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

T. ROWE PRICE	60

dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	61

loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

T. ROWE PRICE	62

for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	63

withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

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Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

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is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F104-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
China Evolution Equity Fund
TCELX TRCLX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
China Evolution Equity Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 10 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 11 Portfolio Turnover 25 Financial Highlights 25 Disclosure of Fund Portfolio Information 27
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 29

Available Share Classes 29

Distribution and Shareholder
Servicing Fees 31

Account Service Fee 33

Policies for Opening an Account 34

Pricing of Shares and Transactions 36

Investing Directly with T. Rowe Price 37

Investing Through a Financial
Intermediary 44

General Policies Relating to Transactions 46

Contacting T. Rowe Price 53

Information on Distributions and Taxes 54

Rights Reserved by the Funds 62

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.98%	0.98%

Distribution and service (12b-1) fees	—	—

Other expenses	0.47	0.30 [c]

Total annual fund operating expenses	1.45	1.28

Fee waiver/expense reimbursement	(0.05)[b]	(0.25)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.40 [b]	1.03 [c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.40%. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.40%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.40%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

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c T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to pay the operating expenses of the fund’s I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Any expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived or (2) the current expense limitation on I Class Operating Expenses.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$143	$449	$782	$1,726
I Class	105	355	653	1,500

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 106.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities and equity related investments of Chinese companies. For purposes of this policy, the fund considers companies in Greater China, including the People’s Republic of China, Hong Kong, Macau, and Taiwan, to be Chinese companies. Chinese companies include those that meet one or more of the following criteria (or any other factor utilized by MSCI Inc. or another third party provider):

• organized in Greater China;

• principally located in, or headquartered in, Greater China;

• trading markets for their securities are located in Greater China;

• business activities are predominantly conducted in Greater China, or a significant portion (e.g., at least 50%) of their revenues or profits are derived from Greater China;

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• geographic distribution of the company’s shareholder base is predominantly in Greater China;

• the company is controlled by individuals or entities that are considered Greater Chinese; or

• securities are reported in a Greater Chinese currency, including the Renminbi (“RMB”), mainland China’s currency, and the Hong Kong dollar.

Equity securities may include common and preferred stocks. The fund may also gain exposure to Chinese equities through depositary receipts and equity-linked certificates or notes (also called participation notes or P-Notes). The fund may purchase the stocks of companies of any size but will emphasize investments in small- and mid-cap companies.

The fund may invest in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges such as “A-shares” (which are denominated in RMB and shares of Chinese companies denominated in other currencies (such as the Hong Kong dollar or U.S. dollar) that trade in China, Hong Kong, Taiwan, the United States, or otherwise outside of China. In addition to investments in Chinese companies, the fund may also invest up to 20% of its net assets in companies in other countries or markets, such as Japan or South Korea. Many of the regions in which the fund invests, including China, Macau, Taiwan and South Korea, are considered emerging markets. The fund’s adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies for the fund’s portfolio.

The adviser takes a style-agnostic approach and aims to identify mispriced companies with opportunities driven by change. The types of change we focus on include:

• new technology or unique product offerings;

• significant market share;

• product cycle opportunities;

• attractive or improving industry or sector; and

• companies expected to benefit from management changes, regulatory changes, or new business models;

The adviser also considers the following key characteristics of each company:

• management’s depth, adaptability and integrity;

• overall financial health and stability of cash flow; and

• attractive valuation.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

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Investing in Greater China Investments in companies in Greater China, whether listed in mainland China or listed in another market, are subject to special risks, such as less developed or less efficient trading markets, currency fluctuations, nationalization of assets, limits on repatriation, and the effects of governmental control of markets. Chinese markets generally continue to experience inefficiency, volatility, and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation. Investments in Chinese companies are subject to China’s heavy dependence on exports. China’s economy may be adversely impacted by trade or political disputes (including the institution of additional tariffs or other trade barriers), reduction in spending on Chinese products and services, or a downturn in any of the economies of China’s major trading partners, including the U.S. A small number of companies and industries represent a relatively large portion of the Chinese market as a whole. Monsoons and other natural disasters, or public health threats, may cause substantial adverse economic affects. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the fund’s ability to trade in A Shares during those periods. In addition, if China were to exert its authority so as to alter the economic, political, or legal structures, or the existing social policy of Hong Kong or Taiwan, investor and business confidence in Hong Kong or Taiwan could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the fund’s investments.

China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies may impact China’s economy and Chinese issuers of securities in which the fund invests.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards, or auditor oversight as companies in more developed countries and, as a result, information about the Chinese securities in which the fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies. In addition, there may be restrictions on investments in Chinese companies.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

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Small- and mid-cap stocks Investments in securities issued by small-cap and mid-cap companies are likely to be more volatile than investments in securities issued by larger companies. Small and medium-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies tend to be more sensitive to changes in overall economic conditions and their securities may have limited trading markets.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Chinese currency exposure Because the fund invests significantly in securities denominated in RMB and other foreign currencies, the fund is subject to the significant risk that it could experience losses based solely on the weakness of the RMB and other foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar. Additionally, China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the fund’s ability to repatriate investments or income, and may negatively affect the value of the fund’s holdings.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates,

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market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Portfolio turnover High portfolio turnover may adversely affect the fund’s performance and increase transaction costs, which could increase the fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared with a fund with less active trading policies, which could have an adverse tax impact if the fund’s shares are held in a taxable account.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Depositary receipts Investing in depositary receipts involves substantially the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

P-notes Investments in P-notes are subject to certain risks in addition to the risks normally associated with a direct investment in the underlying foreign securities or market the P-note seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and does not have the same rights under a P-note as it

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would as a shareholder of the underlying issuer. Therefore, if a counterparty becomes insolvent, the fund could lose the total value of its investment in the P-note. In addition, there is no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

CHINA EVOLUTION EQUITY FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	25.60%	Worst Quarter	9/30/21	-8.59%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

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In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2021

		Since	Inception
	1 Year	inception	date
Investor Class			12/10/2019
Returns before taxes	5.89%	32.66%
Returns after taxes on distributions	4.10	31.19
Returns after taxes on distributions and sale
of fund shares	4.32	25.37
I Class			12/10/2019
Returns before taxes	6.29	33.17

MSCI China All Shares Index Net (reflects no deduction for fees or expenses)
	-12.91	11.07 [a]
Lipper China Region Funds Average
	-9.13	13.88 [b]

a Return since 12/10/19.

b Return since 11/30/19.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Wenli Zheng	Chair of Investment Advisory Committee	2019	2008

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business

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retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road, Central, Hong Kong.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Wenli Zheng, chair, Bill Bai, Dawei Feng, Dennis Hou, Lu Liu, Frank Shi, Dai Wang, and Ernest C. Yeung. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Zheng has been chair of the committee since 2019. He joined the Firm in 2008, and his investment experience dates from that time. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

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The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.70%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appears in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities and equity related investments of Chinese companies. For purposes of this policy, the fund considers companies in Greater China, including the People’s Republic of China, Hong Kong, Macau, and Taiwan, to be Chinese companies.

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Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in equity securities and equity related investments of Chinese companies.

Chinese companies include those that meet one or more of the following criteria (or any other factor utilized by MSCI Inc. or another third party provider):

• organized in Greater China;

• principally located in, or headquartered in, Greater China;

• trading markets for their securities are located in Greater China;

• business activities are predominantly conducted in Greater China, or a significant portion (e.g., at least 50%) of their revenues or profits are derived from Greater China;

• geographic distribution of the company’s shareholder base is predominantly in Greater China;

• the company is controlled by individuals or entities that are considered Greater Chinese; or

• securities are reported in a Greater Chinese currency, including the Renminbi (“RMB”), mainland China’s currency, and the Hong Kong dollar.

Equity securities may include common and preferred stocks. The fund may also gain exposure to Chinese equities through depositary receipts and equity-linked certificates or notes (also called participation notes or P-Notes). The fund may purchase the stocks of companies of any size but will emphasize investments in small- and mid-cap companies.

The fund may invest in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges such as “A-shares” (which are denominated in RMB and shares of Chinese companies denominated in other currencies (such as the Hong Kong dollar or U.S. dollar) that trade in China, Hong Kong, Taiwan, the United States, or otherwise outside of China. In addition to investments in Chinese companies, the fund may also invest up to 20% of its net assets in companies in other countries or markets, such as Japan or South Korea. Many of the regions in which the fund invests, including China, Macau, Taiwan and South Korea, are considered emerging markets. The fund’s adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies for the fund’s portfolio.

The adviser takes a style-agnostic approach and aims to identify mispriced companies with opportunities driven by change. The types of change we focus on include:

• new technology or unique product offerings;

• significant market share;

• product cycle opportunities;

• attractive or improving industry or sector; and

• companies expected to benefit from management changes, regulatory changes, or new business models;

The adviser also considers the following key characteristics of each company:

• management’s depth, adaptability and integrity;

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• overall financial health and stability of cash flow; and

• attractive valuation.

The fund invests significantly in Greater China, including mainland China, Hong Kong, Macau, and Taiwan. Focusing on Chinese companies provides the fund with the opportunity to seek superior growth in the areas the fund views as most promising, but with commensurately higher risks than more geographically diverse funds.

China A Shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange) are only available to non-mainland China investors like the fund though the Qualified Foreign Institutional Investor and RMB Qualified Foreign Institutional Investor systems (collectively, the “QFII Programs”) or the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”). The QFII Programs permit qualified foreign institutional investors such as T. Rowe Price to invest directly in China’s capital market if the institutional investor holds a QFII license and meets certain other requirements. Stock Connect is a joint securities trading and clearing program designed to permit mutual stock market access between mainland China and Hong Kong. By using Stock Connect, foreign investors such as the fund are able to buy eligible China A shares listed on mainland China stock exchanges. Stock Connect and the QFII Programs are subject to certain restrictions, including applicable quota limitations, and regulatory changes from time to time.

In addition to its investments in A shares, the fund may also invest in B shares (companies listed on the Shanghai and Shenzhen exchanges which are denominated in the United States dollar or the Hong Kong dollar), companies listed on the Hong Kong Stock Exchange and denominated in the Hong Kong dollar (commonly referred to as H shares), and state-owned and nonstate-owned companies that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as Red-chips and P-chips, respectively).

In addition to investments in Chinese companies, the fund may invest in companies in other countries or markets including, but not limited to, Japan and South Korea.

The fund may invest in depositary receipts including American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), Chinese Depositary Receipts (CDRs), and others.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay,

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and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Depositary Receipts

The fund may purchase depositary receipts, which are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Depositary receipts include American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, American Depositary Receipts, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, Global Depositary Receipts, in bearer form, are issued and designed for use outside the United States and European Depositary Receipts (also referred to as Continental Depositary Receipts), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. American Depositary Receipts are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. European Depositary Receipts are European receipts evidencing a similar arrangement. Global Depositary Receipts are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same

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rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Greater China The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. China’s central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest my adversely affect economic growth in China. Monsoons and other natural disasters may cause substantial adverse economic effects. Outbreaks of infectious illnesses or similar public health threats may reduce consumer demand, result in travel restrictions or quarantines, or otherwise significantly affect the Chinese economy. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by counties that are trading partners with China.

Stock Connect and the QFII Programs are subject to regulatory changes and specified quota limitations. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the fund’s ability to trade in China A Shares during those periods. Trading in China through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on

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the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the fund’s ability to trade in China A Shares will be impacted which may affect the fund’s performance. The QFII Programs are subject to the risk that T. Rowe Price may have its QFII Programs license revoked or restricted with respect to the fund or the fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.

Any changes in laws, regulations, and policies of the China securities markets, or rules in relation to Stock Connect, may affect securities’ prices or restrict or otherwise affect the fund’s investments or refunds. These risks are heightened by the underdeveloped state of China’s investment and banking systems in general.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Small- and mid-cap stocks Investing in small and medium-sized companies involves greater risk than investing in larger companies as stocks of small and medium-sized companies are subject to more abrupt or erratic price movements than larger-company stocks. Small and medium-sized companies often have narrower product lines, more limited financial resources, and management that may lack depth and experience. Their securities may trade less frequently and in more limited volumes than larger companies, which could lead to higher transaction costs and difficulty in selling holdings at prices the fund believes they are worth. Small-cap companies seldom pay significant dividends that could help to cushion returns in a falling market. However, by being more focused in their business activities, these companies may be more responsive and better able to adapt to the changing needs of their markets than larger companies. Mid-cap companies also tend to have greater resources, and therefore represent less risk, than small companies. They are usually mature enough to have established organizational structures and the depth of management needed to expand their operations. In addition, they generally have sufficient financial resources and access to capital to finance their growth.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their

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economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund

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may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Chinese currency exposure A decline in the value of a foreign currency versus the U.S. dollar could reduce the dollar value of securities denominated in that foreign currency. The overall impact on the fund’s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the fund’s portfolio and how each foreign currency appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Further, any attempts to hedge currency risk could be unsuccessful and it can be difficult to effectively hedge the currency risks of many emerging market countries.

The exchange rate of the RMB may be affected by, among other things, foreign exchange controls imposed by the mainland Chinese central government from time to time (for example, there are currently restrictions on the conversion of the RMB into other currencies). The fund may have to convert the dollar into RMB when investing in China A Shares through Stock Connect (“China Connect Securities”) and vice versa for any payments in RMB from transactions in the China Connect Securities. The fund may incur currency conversion costs (the difference between costs associated with buying and selling of the RMB) and be subject to exchange rate fluctuation risks in any such currency conversion, which may adversely affect the market value of China Connect Securities.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

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Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which can adversely affect the fund’s overall value and its ability to limit losses. Less liquid or illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is an increased risk that the investment may not be sold for the price at which the fund is valuing it. Market prices of holdings with reduced liquidity may be volatile and an inability to sell a portfolio holding can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility due to higher than normal redemption rates. Unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds within the allowable time period. Large redemptions by one or more shareholders owning a significant percentage of the fund’s assets may also have a negative impact on the fund’s overall liquidity. To meet redemption requests during periods of illiquidity, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Portfolio turnover Generally, the higher the portfolio turnover rate, the higher the overall transaction costs and the greater the potential impact on the fund’s total return. High portfolio turnover results in increased transaction costs to the fund, which may include brokerage commissions and other transaction costs related to the sale of holdings and reinvestment of the proceeds in other holdings. The fund’s portfolio turnover rate may vary from year to year due to fluctuations in the levels of shareholder purchase and redemption activity, shifts in market conditions or evaluations of industries or specific issuers, and/or changes in the portfolio manager’s overall investment outlook. Increased portfolio reallocations and frequent portfolio turnover also may increase the possibility of taxable capital gains distributions and affect the character of capital gains distributed by the fund because short-term capital gains are treated like ordinary income.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time

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by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Depositary receipts Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock underlying unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in underlying securities. Depending on the relative prices of a CDR and its underlying security and T. Rowe Price’s assessment of price movements in the respective markets, T. Rowe Price may at times choose to invest in a CDR rather than its underlying security. It is not known whether an active market for CDRs will develop, or how the value and trading activity for particular CDRs will relate to those of the underlying securities.

P-notes Although P-notes may serve as an efficient means to gain exposure to foreign securities markets or foreign securities that might otherwise be difficult or costly to access or purchase because of foreign regulatory restrictions or foreign tax laws, such investments carry additional risks beyond the risks associated with a direct investment in their underlying reference asset. P-Notes involve transaction costs, which may be higher than those applicable to the underlying securities. Any dividends or capital gains collected from the underlying securities are passed through to the foreign investors; however, the holder of a P-Note is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security. The fund must rely on the creditworthiness of a counterparty and would have no rights against the issuer of an underlying security. Other risks include the risk that a P-Note may be illiquid and that the fund may not be able to terminate or offset its positions at the time it wishes to do so or at a favorable price and that, as a result of the failure of a counterparty or legal or operational issues, the fund may not receive payments required to be made to them under the terms of a P-Note.

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers,

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financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Private placements and IPOs

The fund may, to a limited extent, invest in privately held companies and companies that only recently began to trade publicly. Private placement securities are considered to be restricted securities since they cannot be resold without registration or an exemption from registration, features that make them difficult to sell and may negatively impact the price at which they can be ultimately sold. In addition, the issuer typically does not have an obligation to provide liquidity to investors by buying the securities back when the investor wants to sell. Since the offering is not registered with the SEC, investors in a private placement have less protection under the federal securities laws against improper practices than investors in registered securities.

Many private placement securities are issued by companies that are not required to file periodic financial reports, leading to challenges in evaluating the company’s overall business prospects and gauging how the investment is likely to perform over time. The more limited financial information and lack of publicly available prices require the fund to determine a fair value for such investments. The fair value prices for the fund’s private placements are based on a variety of factors and are reviewed on a regular basis and updated as additional information becomes available. However, the fair valuation process involves a significant amount of judgment and the fair value prices determined for the fund could differ from those of other market participants. An initial public offering, which marks the debut of a company’s stock on a public stock exchange, results in greater available financing for the company and more information available to evaluate the company’s investment prospects. However, these companies that only recently began to publicly trade tend to have limited products and customers, may not be fully prepared for the additional oversight and regulation that results, and do not have a trading history to assess how the stock has behaved during various market cycles.

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct

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investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

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Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and

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therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

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The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	12/10/19(1) Through 10/31/20
NET ASSET VALUE
Beginning of period	$14.95	$10.00

Investment activities
Net investment loss(2)(3)	(0.03)	(—	)(4)
Net realized and unrealized gain/loss	2.73	4.95
Total from investment activities	2.70	4.95

Distributions
Net realized gain	(0.25)	—

NET ASSET VALUE End of period	$17.40	$14.95

Ratios/Supplemental Data

Total return(3)(5)	18.22%	49.50%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.45%	2.49	%(6)
Net expenses after waivers/payments by Price Associates	1.40%	1.43	%(6)
Net investment loss	(0.19)%	(0.03	)%(6)

Portfolio turnover rate	106.6%	60.6%
Net assets, end of period (in thousands)	$63,037	$40,838

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	12/10/19(1) Through 10/31/20
NET ASSET VALUE
Beginning of period	$15.00	$10.00

Investment activities
Net investment income(2)(3)	0.09	0.05
Net realized and unrealized gain/loss	2.68	4.95
Total from investment activities	2.77	5.00

Distributions
Net realized gain	(0.25)	—

NET ASSET VALUE End of period	$17.52	$15.00

Ratios/Supplemental Data

Total return(3)(4)	18.63%	50.00%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.28%	2.48	%(5)
Net expenses after waivers/payments by Price Associates	1.04%	1.08	%(5)
Net investment income	0.47%	0.45	%(5)

Portfolio turnover rate	106.6%	60.6%
Net assets, end of period (in thousands)	$22,749	$2,912

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its

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shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

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The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

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fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

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Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	53

included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

T. ROWE PRICE	54

troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	55

must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

T. ROWE PRICE	56

Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

T. ROWE PRICE	58

dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

T. ROWE PRICE	60

for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	61

withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

T. ROWE PRICE	62

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	63

is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F1228-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
Emerging Europe Fund
TREMX TTEEX TRZEX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Emerging Europe Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 10 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 11 Portfolio Turnover 24 Financial Highlights 24 Disclosure of Fund Portfolio Information 30
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 31

Available Share Classes 31

Distribution and Shareholder
Servicing Fees 33

Account Service Fee 35

Policies for Opening an Account 36

Pricing of Shares and Transactions 38

Investing Directly with T. Rowe Price 39

Investing Through a Financial
Intermediary 46

General Policies Relating to Transactions 48

Contacting T. Rowe Price 55

Information on Distributions and Taxes 56

Rights Reserved by the Funds 64

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.03%	1.03%	1.03%

Distribution and service (12b-1) fees	—	—	—

Other expenses	0.64	0.34 [c]	0.38

Total annual fund operating expenses	1.67	1.37	1.41

Fee waiver/expense reimbursement	(0.26)[b]	(0.29)[c]	(1.41)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.41 [b]	1.08 [c]	0.00 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.41%. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.41%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.41%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

T. ROWE PRICE	2

c T. Rowe Price Associates, Inc., has contractually agreed (through February 29, 2024) to pay the operating expenses of the fund’s I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived or (2) the current expense limitation on I Class Operating Expenses.

d T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$144	$474	$857	$1,931
I Class	110	375	693	1,594
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 46.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union. For purposes of determining whether the fund invests at least 80% of its net assets in emerging European countries, the fund relies on MSCI Inc. to determine which countries are considered emerging markets and relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund considers frontier markets to be a subset of emerging markets, and any investments in frontier markets will be counted toward

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the fund’s 80% investment policy. The fund expects to primarily invest in common stocks of companies located (or with primary operations) in emerging markets of Europe. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Romania, Russia, and Turkey.

• Others: Bulgaria, Croatia, Estonia, Georgia, Latvia, Lithuania, Slovakia, Slovenia, and Ukraine.

The emerging European investable universe, due to its limited geographic scope and less developed markets, tends to rely heavily on the success of certain industries and sectors. As a result, the fund may invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently the MSCI Emerging Markets Europe Index).

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. The fund may invest significantly in the banking industry and energy sector. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

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Investing in Emerging Europe The European financial markets have been experiencing increased volatility due to concerns over rising government debt levels of several European countries, and these events may continue to significantly affect all of Europe. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union. Emerging European countries are more susceptible to political turmoil, recession, varying market reforms, and adverse currency fluctuations as their economies continue to develop. In addition, there tends to be less information available about issuers in emerging Europe and their markets may experience limited trading volumes and reduced liquidity.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Investing in Russia The Russian economy is susceptible to declines in the production and sales of oil, government intervention, corruption, and geopolitical tensions. Investing in Russia also involves risks relating to the settlement and ownership rights associated with holding Russian securities and the threat that sanctions could significantly impact the Russian economy. Military and political actions undertaken by Russia have prompted the U.S. and the regulatory bodies of certain other countries, as well as the European Union, to impose economic sanctions on certain Russian individuals and Russian companies. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian companies. Such sanctions and the threat of additional sanctions could severely disrupt the Russian economy and limit the liquidity of the fund’s investments in Russia.

Industry concentration Because the fund may invest significantly in any industry that accounts for more than 20% of the emerging European market, the fund is more susceptible to adverse developments affecting such industries and may perform poorly during a downturn in one of the industries that are heavily represented in emerging Europe. For example, the fund may invest significantly in banks and financial companies or in energy-related companies.

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Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. The oversight of banks in emerging markets may be ineffective and underdeveloped relative to more mature markets. In particular for emerging markets, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict. In addition, companies in the energy sector can be adversely affected by political, regulatory, and economic factors including fluctuations in energy prices and the supply-and-demand of energy fuels. Such companies are also at risk of being negatively impacted by natural disasters or becoming subject to environmental damage claims.

Frontier markets Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity. Investor protections in frontier market countries may be limited and settlement procedures and custody services may prove inadequate in certain markets.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect

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the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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EMERGING EUROPE FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/20	24.87%	Worst Quarter	3/31/20	-37.33%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					08/31/2000
Returns before taxes	14.57%	7.09%	2.56%	—%
Returns after taxes on distributions	14.32	6.76	2.35	—
Returns after taxes on distributions and sale
of fund shares	9.10	5.80	2.21	—
I Class					03/06/2017
Returns before taxes	14.97	—	—	7.76
Z Class					02/22/2021
Returns before taxes	—	—	—	—

MSCI Emerging Markets Europe Index Net (reflects no deduction for fees or expenses)
	13.83	6.95	2.21	6.97 [a]
Lipper Emerging Markets Funds Average
	-0.60	10.27	5.83	8.87 [b]

a Return since 3/6/17.

b Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Ulle Adamson	Chair of Investment Advisory Committee	2015	2002

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its

SUMMARY	9

affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.
Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Ulle Adamson, chair, Juan Almiron, Malik Sarmad Asif, Iona Dent, Maria Elena Drew, Johannes Loefstrand, Eric C. Moffett, and Ernest C. Yeung. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Ms. Adamson has been chair of the committee since 2015. She joined the Firm in 2002, and her investment experience dates from that time. She has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

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The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.75%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in the emerging markets of Europe, including Eastern Europe and the

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former Soviet Union. The fund considers frontier markets to be a subset of emerging markets, and any investments in frontier markets will be counted toward the fund’s 80% investment policy. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in the emerging markets of Europe.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The fund expects to primarily invest in common stocks of companies located (or with primary operations) in emerging markets of Europe. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Czech Republic, Greece, Hungary, Kazakhstan, Poland, Romania, Russia, and Turkey.

• Others: Bulgaria, Croatia, Estonia, Georgia, Latvia, Lithuania, Slovakia, Slovenia, and Ukraine.

The emerging European investable universe, due to its limited geographic scope and less developed markets, tends to rely heavily on the success of certain industries and sectors. As a result, the fund may invest up to 35% of its net assets in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (currently the MSCI Emerging Markets Europe Index).

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. The fund may invest significantly in the banking industry and energy sector. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

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In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The fund invests primarily in various emerging European countries, including Eastern European countries, and invests significantly in Russia. Focusing on emerging European countries provides the fund with the opportunity to seek strong growth in the areas the fund views as most promising, but with commensurately higher risks.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

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The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Emerging Europe Economic and political structures in many emerging European countries are in the early stages of economic development and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, the small size and inexperience of the securities markets in emerging European countries and the limited volume of trading in securities in those markets may make the fund’s investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In the past, certain emerging European countries have failed to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries, which, as a result, may make it difficult to assess the value or prospects of an investment in such companies.

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The overall risks of investing in Europe have been heightened as a result of Brexit. Although the United Kingdom has formally left the European Union and has reached an agreement on the terms of their future trading relationship relating to the trading of goods, negotiations are ongoing for matters not covered by the agreement such as the trade of services, including financial services. Brexit has resulted in increased volatility and illiquidity in economies throughout Europe, as well as the broader global economy. As a result, the European financial markets have been experiencing volatility and adverse trends due to concerns about economic downturns or rising government debt levels in both emerging and developed European countries. These events have adversely affected currency exchange rates and may continue to significantly affect every country in Europe, including countries that do not use the euro. Defaults or restructurings by governments could have adverse effects on economies, financial markets, and asset valuations throughout Europe and lead to additional countries abandoning the euro or withdrawing from the European Union. During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

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Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Investing in Russia Russia, which has been undergoing market-oriented reforms including a movement from centrally controlled ownership to privatization, is susceptible to unfavorable political developments, social instability, significant changes in government policies, and a heavy reliance on its natural resources, such as oil, gas, and metals. Various sanctions have been instituted against Russia by the U.S., the regulatory bodies of certain other countries, and the European Union. These sanctions and the threat of additional sanctions could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Broader sanctions targeting specific Russian individuals and issuers or sectors of the Russian economy could consist of prohibiting certain securities trades, certain private transactions in the energy sector, and prohibition of all business against the individuals and issuers subject to such sanctions. In addition, these sanctions and/or any retaliatory action by Russia could require the fund to freeze its existing investments in Russian companies, which could prohibit the fund from selling these investments and potentially impact the fund’s liquidity. Investing in Russia is also subject to the risk that the fund may not be able to pursue claims on behalf of its shareholders because of the system of share registration and custody, and because certain Russian financial institutions are not guaranteed by the government.

Industry concentration To the extent the fund has significant investments in banks and other financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

The oversight of, and regulations applicable to, banks in emerging markets may be ineffective when compared with the regulatory frameworks for banks in developed markets. Banks in emerging markets may have significantly less access to capital than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition,

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the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

To the extent the fund has significant investments in energy companies, the fund's performance could be adversely affected by energy prices, supply and demand for oil, gas, and other energy resources, and various political and economic factors. The prices of stocks of energy companies can be volatile and subject to geological risks and unexpected regulatory changes. Additionally, commodity prices may have a significant impact on the stock prices of energy companies.

Frontier markets Frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of emerging market or developed market countries. In addition to the risks of investing in international emerging markets, frontier markets tend to have less efficient trading markets with lower overall liquidity and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. The possibility of a securities exchange closing unexpectedly for a long period of time is much greater in a frontier market. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Certain frontier market countries may impose restrictions on foreign investments and repatriation of investment income and capital.

Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. In addition, frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Custody services in many frontier market countries remain undeveloped and, although the fund’s custodian will seek to establish control mechanisms, including the selection of appropriate sub-custodians to hold securities on behalf of the fund, there is greater transaction and custody risk in dealing in securities of frontier market countries. Overall, the laws and market practices of frontier market countries carry fewer safeguards than more mature markets, including, for example, the protection against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the fund.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and

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regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business

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activity and increased unemployment) and financial markets of specific countries or worldwide.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which can adversely affect the fund’s overall value and its ability to limit losses. Less liquid or illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is an increased risk that the investment may not be sold for the price at which the fund is valuing it. Market prices of holdings with reduced liquidity may be volatile and an inability to sell a portfolio holding can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility due to higher than normal redemption rates. Unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds within the allowable time period. Large redemptions by one or more shareholders owning a significant percentage of the fund’s assets may also have a negative impact on the fund’s overall liquidity. To meet redemption requests during periods of illiquidity, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Growth investing Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Growth stocks can be more volatile than other types of stocks, and their prices tend to fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

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Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions

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may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or

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“junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings,

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such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind

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may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report

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were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$11.23	$15.76	$13.77	$15.26	$12.71

Investment activities
Net investment income(1)(2)	0.25	0.43	0.47	0.38	0.20
Net realized and unrealized gain/loss	8.08	(4.42)	1.94	(1.65)	2.56
Total from investment activities	8.33	(3.99)	2.41	(1.27)	2.76

Distributions
Net investment income	(0.43)	(0.50)	(0.42)	(0.21)	(0.14)
Net realized gain	–	(0.04)	–	(0.01)	(0.07)
Total distributions	(0.43)	(0.54)	(0.42)	(0.22)	(0.21)

NET ASSET VALUE End of period	$19.13	$11.23	$15.76	$13.77	$15.26

Ratios/Supplemental Data

Total return(2)(3)	75.35%	(26.34)%	18.08%	(8.47)%	21.99%

Ratios to average net assets:(2)
Gross expenses before waivers/ payments by Price Associates	1.67%	1.66%	1.62%	1.62%	1.63%
Net expenses after waivers/ payments by Price Associates	1.41%	1.41%	1.42%	1.42%	1.49%
Net investment income	1.59%	3.19%	3.22%	2.52%	1.41%

Portfolio turnover rate	46.0%	31.9%	37.5%	41.7%	40.2%
Net assets, end of period (in thousands)	$162,619	$98,750	$149,960	$144,426	$178,648

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
NET ASSET VALUE
Beginning of period	$11.29	$15.80	$13.81	$15.28	$13.22

Investment activities
Net investment income(2)(3)	0.32	0.49	0.53	0.47	0.04
Net realized and unrealized gain/loss	8.12	(4.45)	1.93	(1.69)	2.02
Total from investment activities	8.44	(3.96)	2.46	(1.22)	2.06

Distributions
Net investment income	(0.44)	(0.51)	(0.47)	(0.24)	–
Net realized gain	–	(0.04)	–	(0.01)	–
Total distributions	(0.44)	(0.55)	(0.47)	(0.25)	–

NET ASSET VALUE End of period	$19.29	$11.29	$15.80	$13.81	$15.28

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
Ratios/Supplemental Data

Total return(3)(4)	75.96%	(26.10)%	18.47%	(8.15)%	15.58%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.37%	1.33%	1.31%	1.30%	1.30	%(5)
Net expenses after waivers/ payments by Price Associates	1.08%	1.09%	1.09%	1.09%	1.11	%(5)
Net investment income	1.97%	3.57%	3.63%	3.08%	0.43%

Portfolio turnover rate	46.0%	31.9%	37.5%	41.7%	40.2%
Net assets, end of period (in thousands)	$6,347	$3,284	$5,750	$5,987	$5,326

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Z Class
	2/22/21(1) Through 10/31/21
NET ASSET VALUE
Beginning of period	$15.10

Investment activities
Net investment income(2)(3)	0.52
Net realized and unrealized gain/loss	3.69
Total from investment activities	4.21

NET ASSET VALUE End of period	$19.31

Ratios/Supplemental Data

Total return(2)(4)	27.88%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.41	%(5)
Net expenses after waivers/payments by Price Associates	0.00	%(5)
Net investment income	4.42	%(5)

Portfolio turnover rate	46.0%
Net assets, end of period (in thousands)	$14,642

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

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DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

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The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	35

fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

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Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

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included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

T. ROWE PRICE	56

troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

T. ROWE PRICE	58

Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

T. ROWE PRICE	60

dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	61

loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

T. ROWE PRICE	62

for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	63

withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

T. ROWE PRICE	64

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	65

is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F131-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
Emerging Markets Stock Fund
PRMSX PRZIX TRGZX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Emerging Markets Stock Fund 1
2	MORE ABOUT THE FUND

Management of the Fund 10

Closed to New Investors 12

More Information About the Fund’s Investment Objective(s), Strategies, and Risks 13

Portfolio Turnover 25

Financial Highlights 25

Disclosure of Fund Portfolio Information 29

3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 31

Available Share Classes 31

Distribution and Shareholder
Servicing Fees 33

Account Service Fee 35

Policies for Opening an Account 36

Pricing of Shares and Transactions 38

Investing Directly with T. Rowe Price 39

Investing Through a Financial
Intermediary 46

General Policies Relating to Transactions 48

Contacting T. Rowe Price 55

Information on Distributions and Taxes 56

Rights Reserved by the Funds 64

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.03%	1.03%	1.03%

Distribution and service (12b-1) fees	—	—	—

Other expenses	0.18	0.04	0.04

Total annual fund operating expenses	1.21	1.07	1.07

Fee waiver/expense reimbursement	—	—	(1.07)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.21	1.07	0.00 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T. ROWE PRICE	2

	1 year	3 years	5 years	10 years
Investor Class	$123	$384	$665	$1,466
I Class	109	340	590	1,306
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in emerging market companies. For purposes of determining whether the fund invests at least 80% of its net assets in emerging market companies, the fund relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets and the country assigned to a security. The fund considers frontier markets to be a subset of emerging markets and any investments in frontier markets will be counted toward the fund’s 80% investment policy. The fund expects to primarily invest in common stocks of companies located (or with primary operations) in emerging markets in Asia, Latin America, Europe, Africa, and the Middle East. The countries in which the fund normally invests include, but are not limited to, the following:

• Asia: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

• Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

• Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

• Africa and the Middle East: Bahrain, Botswana, Egypt, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

The fund may purchase the stocks of companies of any size. While the adviser invests with an awareness of the global economic backdrop and the adviser's outlook for certain industries, sectors, and individual countries, the adviser's decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects. The fund may at times invest significantly in China.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

SUMMARY	3

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

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International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Investing in China The Chinese government has historically exercised significant control over China’s economy and its financial markets through, among other things, its monetary policies and allocation of resources, management of currency exchange rates, preferential treatment or restrictions relating to industries deemed sensitive to national interests, and limitations on foreign ownership of Chinese securities. Although economic reforms have liberalized trade policy and reduced government control, changes in these policies or increased government intervention could adversely impact affected industries or companies. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the official currency exchange rate. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China’s major trading partners, natural disasters, or public health threats. The U.S. and China have been imposing tariffs on certain goods traded between the countries. Heightened trade tensions between the U.S. and China, and the institution of additional tariffs or trade barriers between China and any of its key trading partners, including the U.S., could have a significant adverse impact on the Chinese economy.

Investing in Asia Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, particularly for certain commodities, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, expropriation and/or nationalization of assets, confiscatory taxation, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.

Investing in Latin America Many Latin American countries have histories of inflation, government overspending, political and economic instability, high interest and unemployment rates, and extreme currency fluctuations. Many of these countries tend to be highly reliant on the exportation of commodities so their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities.

SUMMARY	5

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Investments in the financials sector are susceptible to adverse developments relating to regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults. Investments in the technology sector are susceptible to intense competition, government regulation, changing consumer preferences, and dependency on patent protection.

Frontier markets Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity. Investor protections in frontier market countries may be limited and settlement procedures and custody services may prove inadequate in certain markets.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

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Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

EMERGING MARKETS STOCK FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/20	19.13%	Worst Quarter	3/31/20	-23.46%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

SUMMARY	7

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						03/31/1995
Returns before taxes	-10.46%	9.78%	6.25%	—%
Returns after taxes on distributions	-11.94	9.39	6.06	—
Returns after taxes on distributions and sale
of fund shares	-4.88	7.92	5.18	—
I Class						08/28/2015
Returns before taxes	-10.36	9.98	—	9.60
Z Class						03/16/2020
Returns before taxes	-9.38	—	—	23.43

MSCI Emerging Markets Index Net (reflects no deduction for fees or expenses)
				9.08	[a]
	-2.54	9.87	5.49	27.17	[b]
Lipper Emerging Markets Funds Average
				9.12	[c]
	-0.60	10.27	5.83	30.02	[d]

a Return since 8/28/15.

b Return since 3/16/20.

c Return since 8/31/15.

d Return since 3/31/20.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Singapore Private Ltd. (Price Singapore)

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Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Malik Sarmad Asif	Cochair of Investment Advisory Committee	2021	2012
Eric C. Moffett	Cochair of Investment Advisory Committee	2021	2007

Purchase and Sale of Fund Shares

Subject to certain exceptions, the fund is currently closed to new investors and new accounts. Investors who currently hold shares of the fund may continue to purchase additional shares.

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

SUMMARY	9

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

T. Rowe Price has entered into a subadvisory agreement with Price Singapore under which Price Singapore is authorized to facilitate securities trading and make discretionary investment decisions on behalf of the fund. Price Singapore is licensed with the Monetary Authority of Singapore and is registered as an investment adviser with the SEC. Price Singapore serves as a subadviser to investment companies and foreign collective investment schemes and may provide investment management services to other institutional clients. Price Singapore is a subsidiary of T. Rowe Price and its address is 501 Orchard Road, #10-02 Wheelock Place, Singapore, Singapore, 238880.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee cochairs are ultimately responsible for the day-to-day management of the fund’s portfolio and work with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Malik Sarmad Asif and

MORE ABOUT THE FUND	11

Eric C. Moffett, cochairs, Ulle Adamson, Lu Liu, Anh Thi Lu, Jihong Min, Oluwaseun Oygunle, Verena Wachnitz, Ernest C. Yeung, and Wenli Zheng. The following information provides the year that the cochairs first joined the Firm and the cochairs’ specific business experience during the past five years (although the cochairs may have had portfolio management responsibilities for a longer period). Mr. Asif became cochair on April 1, 2021. Mr. Asif joined T. Rowe Price in 2012, and his investment experience dates from 2007. During the past five years, Mr. Asif served as an associate portfolio manager of the Emerging Markets strategy (beginning in 2018) and prior to that, as an analyst covering the financial sector in emerging markets with the Firm. Mr. Moffett became cochair on April 1, 2021. Mr. Moffett joined T. Rowe Price in 2007, and his investment experience dates from 2000. During the past five years, he served as a portfolio manager with the Firm. The Statement of Additional Information (SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.75%.

With respect to the I Class, T. Rowe Price has contractually agreed (through February 29, 2024) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses;

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and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

CLOSED TO NEW INVESTORS

The fund is currently closed to new accounts other than investors whose accounts meet any of the following criteria:

• Participants in an employer-sponsored retirement plan where the fund already serves as an investment option;

• Direct rollovers from an employer-sponsored retirement plan to a new T. Rowe Price IRA;

• Accounts held directly with T. Rowe Price that qualify through participation in certain T. Rowe Price programs;

• T. Rowe Price multi-asset products (such as funds-of-funds);

• Discretionary accounts managed by T. Rowe Price or one of its affiliates; or

• Wrap, asset allocation, and other advisory programs, if permitted by T. Rowe Price.

Shareholders with existing accounts may make additional investments and reinvest dividends and capital gains so long as they own shares of the fund in their account. Shareholders who own the fund through an intermediary should check with the financial intermediary to confirm eligibility to continue purchasing shares of the fund.

The fund’s closed status does not restrict existing shareholders from redeeming shares of the fund. However, any shareholders who redeem all fund shares in their account would generally not be permitted to re-establish the account and purchase shares unless they meet one of the above criteria. Transferring ownership to another party or changing an account registration may restrict the ability to purchase additional shares. In addition, the fund’s closed status does not restrict an existing investor’s ability to convert from one share class of the fund to another, provided the shareholder meets the eligibility criteria for the other share class.

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The fund reserves the right, when T. Rowe Price determines that it is not adverse to the fund’s interests, to permit certain investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without prior notice.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in emerging market companies. The fund considers frontier markets to be a subset of emerging markets and any investments in frontier markets will be counted toward the fund’s 80% investment policy. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in emerging market companies.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The fund expects to primarily invest in common stocks of companies located (or with primary operations) in emerging markets in Asia, Latin America, Europe, Africa, and the Middle East. The countries in which the fund normally invests include, but are not limited to, the following:

• Asia: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

• Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

• Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

• Africa and the Middle East: Bahrain, Botswana, Egypt, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

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The fund typically has substantial investments in Asia and Latin America, which provides the fund with the opportunity to seek superior growth in the areas the fund views as most promising, but with commensurately higher risks.

The fund may purchase the stocks of companies of any size. While the adviser invests with an awareness of the global economic backdrop and the adviser's outlook for certain industries, sectors, and individual countries, the adviser's decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects. The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value. The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay,

MORE ABOUT THE FUND	15

and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund's investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

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Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or

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decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the

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fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Investing in China The Chinese economy may experience a significant slowdown as a result of the institution of additional tariffs or trade barriers, as well as a deterioration in global demand for Chinese exports or a reduction in spending on domestic goods by Chinese consumers. Under China’s political and economic system, the central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. The Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries, and compel private companies to publicly offer their securities in an effort to increase or continue the rate of economic growth, control the rate of inflation, or otherwise regulate economic expansion. Such actions and a variety of other centrally planned activities by the Chinese government could have a significant adverse effect on economic conditions in China; the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies; and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation; political, economic, or social instability; strained international relations; environmental issues; natural disasters; public health threats and travel restrictions; or other developments could adversely affect the Chinese economy and significantly diminish the values of the Chinese companies in which the fund invests.

Investing in Asia Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Adverse events in any one Asian country, may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Certain Asian countries have also developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, some Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social

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conditions. Increased political and social unrest, economic sanctions, military conflicts, and reduced spending on products and services produced in Asia could cause significant economic uncertainty and declines in the region. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Investing in Latin America Many Latin American economies are considered emerging markets and are prone to high interest rates, inflation, and unemployment rates, economic volatility, currency devaluations, and government debt defaults. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of some Latin American countries are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the U.S., Europe, Asia, and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Certain Latin American countries have experienced periods of instability and social unrest. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic, religious, and racial disaffection may exacerbate social unrest, violence, and labor unrest in a number of Latin American countries.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector. To the extent the fund has significant investments in the financials sector, it is more susceptible to adverse developments affecting banks and other financial companies, which could include, among other things, regulatory changes and government intervention, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and price competition. To the extent the fund has significant investments in the technology sector, it is more susceptible to adverse developments affecting technology and information technology companies, which could include, among other things, intense competition, government regulation, earnings disappointments, dependency on patent protection, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Frontier markets Frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of emerging market or developed market countries. In addition to the risks of investing in international emerging markets, frontier markets tend to have less efficient trading markets with lower overall liquidity and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. The possibility

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of a securities exchange closing unexpectedly for a long period of time is much greater in a frontier market. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Certain frontier market countries may impose restrictions on foreign investments and repatriation of investment income and capital.

Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. In addition, frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Custody services in many frontier market countries remain undeveloped and, although the fund’s custodian will seek to establish control mechanisms, including the selection of appropriate sub-custodians to hold securities on behalf of the fund, there is greater transaction and custody risk in dealing in securities of frontier market countries. Overall, the laws and market practices of frontier market countries carry fewer safeguards than more mature markets, including, for example, the protection against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the fund.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which can adversely affect the fund’s overall value and its ability to limit losses. Less liquid or illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is an increased risk that the investment may not be sold for the price at which the fund is valuing it. Market prices of holdings with reduced liquidity may be volatile and an inability to sell a portfolio holding can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility due to higher than normal redemption rates. Unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds within the allowable time period. Large redemptions by one or more shareholders owning a significant percentage of the fund’s assets may also have a negative impact on the fund’s overall liquidity. To meet redemption requests during periods of illiquidity, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

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Growth investing Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Growth stocks can be more volatile than other types of stocks, and their prices tend to fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

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Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient

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means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

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Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement

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periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$47.10	$43.85	$37.46	$43.24	$34.04

Investment activities
Net investment income(1)(2)	0.35	0.14	0.60	0.27	0.19
Net realized and unrealized gain/loss	4.28	3.69	6.02	(5.79)	9.23
Total from investment activities	4.63	3.83	6.62	(5.52)	9.42

Distributions
Net investment income	(0.21)	(0.58)	(0.23)	(0.18)		(0.16)
Net realized gain	(0.06)	—	—	(0.08)		(0.06)
Total distributions	(0.27)	(0.58)	(0.23)	(0.26)		(0.22)

NET ASSET VALUE End of period	$51.46	$47.10	$43.85	$37.46	$43.24

Ratios/Supplemental Data

Total return(2)(3)		9.80%	8.76%	17.79%	(12.86)%	27.92%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates		1.21%	1.21%	1.22%	1.22%	1.23%
Net expenses after waivers/payments by Price Associates		1.21%	1.21%	1.22%	1.22%	1.23%
Net investment income		0.64%	0.32%	1.45%	0.62%	0.53%

Portfolio turnover rate		26.6%	22.5%	24.5%	17.6%	30.9%
Net assets, end of period (in millions)		$3,512	$3,269	$8,406	$7,098	$8,695

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$47.27	$43.94	$37.52	$43.26	$34.10

Investment activities
Net investment income(1)(2)	0.43	0.25	0.69	0.36	0.25
Net realized and unrealized gain/loss	4.30	3.67	6.00	(5.82)	9.21
Total from investment activities	4.73	3.92	6.69	(5.46)	9.46

Distributions
Net investment income	(0.34)	(0.59)	(0.29)	(0.24)	(0.24)
Net realized gain	(0.06)	—	—	(0.08)	(0.06)
Total distributions	(0.40)	(0.59)	(0.29)	(0.32)	(0.30)
Redemption fees added to paid-in capital(1)(3)	—	—	0.02	0.04	— (4)

NET ASSET VALUE End of period	$51.60	$47.27	$43.94	$37.52	$43.26

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Ratios/Supplemental Data

Total return(2)(5)	9.96%	8.95%	18.03%	(12.64)%	28 .08%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.07%	1.06%	1.07%	1.07%	1.08%
Net expenses after waivers/payments by Price Associates	1.07%	1.06%	1.07%	1.07%	1.08%
Net investment income	0.79%	0.57%	1.65%	0.82%	0.68%

Portfolio turnover rate	26.6%	22.5%	24.5%	17.6%	30.9%
Net assets, end of period (in millions)	$3,082	$2,573	$3,929	$2,768	$2,039

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) The fund charged redemption fees through March 31, 2019.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Z Class
	Year Ended 10/31/21	3/16/20(1) Through 10/31/20
NET ASSET VALUE
Beginning of period	$47.47	$34.54

Investment activities
Net investment income(2)(3)	1.00	0.54
Net realized and unrealized gain/loss	4.32	12.39
Total from investment activities	5.32	12.93

Distributions
Net investment income	(0.61)	—
Net realized gain	(0.06)	—
Total distributions	(0.67)	—

NET ASSET VALUE End of period	$52.12	$47.47

Ratios/Supplemental Data

Total return(3)(4)	11.14%	37.43%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.07%	1.06	%(5)
Net expenses after waivers/payments by Price Associates	0.00%	0.00	%(5)
Net investment income	1.82%	1.96	%(5)

Portfolio turnover rate	26.6%	22.5%
Net assets, end of period (in millions)	$4,968	$5,646

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment

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adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

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The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

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fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

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Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.
Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

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included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

T. ROWE PRICE	56

troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

T. ROWE PRICE	58

Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

T. ROWE PRICE	60

dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	61

loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

T. ROWE PRICE	62

for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	63

withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

T. ROWE PRICE	64

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	65

is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F111-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
European Stock Fund
PRESX TEUIX TRZPX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
European Stock Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 8 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 10 Portfolio Turnover 20 Financial Highlights 20 Disclosure of Fund Portfolio Information 25
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 26

Available Share Classes 26

Distribution and Shareholder
Servicing Fees 28

Account Service Fee 30

Policies for Opening an Account 31

Pricing of Shares and Transactions 33

Investing Directly with T. Rowe Price 34

Investing Through a Financial
Intermediary 41

General Policies Relating to Transactions 43

Contacting T. Rowe Price 50

Information on Distributions and Taxes 51

Rights Reserved by the Funds 59

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%	0.78%	0.78%

Distribution and service (12b-1) fees	—	—	—

Other expenses	0.17	0.04	0.04

Total annual fund operating expenses	0.95	0.82	0.82

Fee waiver/expense reimbursement	—	—	(0.82)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.95	0.82	0.00 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T. ROWE PRICE	2

	1 year	3 years	5 years	10 years
Investor Class	$97	$303	$525	$1,166
I Class	84	262	455	1,014
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 34.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in European companies. Under normal conditions, at least five countries will be represented in the fund’s portfolio. For purposes of determining whether the fund invests at least 80% of its net assets in European companies, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund expects to primarily invest in common stocks of companies located (or with primary operations) in Europe. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Austria, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

• Others: Belgium, Czech Republic, Estonia, Hungary, Iceland, Kazakhstan, Poland, Romania, Russia, and Turkey.

The fund may purchase the stocks of companies of any size. While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The fund seeks to purchase the stocks of companies with quality management and strong cash flows, and does not emphasize either a growth or value bias in selecting investments. The adviser seeks stocks that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

SUMMARY	3

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Investing in Europe The European financial markets have experienced increased volatility due to concerns about economic downturns, rising government debt levels, and public pandemics, and these events may continue to significantly affect all of Europe. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties and consequences surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some

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events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Investing in United Kingdom The risks of investing in the United Kingdom have been heightened as a result of Brexit, the formal steps taken by the United Kingdom to exit the European Union, which has resulted in increased volatility and triggered political, economic, and legal uncertainty. Although the United Kingdom has formally left the European Union, uncertainty remains as to the long-term consequences of Brexit and issuers in the United Kingdom may experience lower growth as a result.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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EUROPEAN STOCK FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	17.90%	Worst Quarter	3/31/20	-21.20%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

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Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					02/28/1990
Returns before taxes	14.82%	12.46%	9.79%	—%
Returns after taxes on distributions	13.75	12.08	9.46	—
Returns after taxes on distributions and sale
of fund shares	9.50	10.09	8.18	—
I Class					03/06/2017
Returns before taxes	14.99	—	—	12.00
Z Class					02/22/2021
Returns before taxes	—	—	—	—

MSCI Europe Index Net (reflects no deduction for fees or expenses)
	16.30	10.14	8.18	9.64 [a]
Lipper European Region Funds Average
	16.36	10.69	9.04	10.25 [b]

a Return since 3/6/17.

b Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Tobias Fabian Mueller	Chair of Investment Advisory Committee	2020	2011

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its

SUMMARY	7

affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Tobias Fabian Mueller, chair, Harishankar Balkrishna, Richard N. Clattenburg, David J. Eiswert, Benjamin Griffiths, Federico Santilli, Sebastian Schrott, Bin Shen, Rupinder Vig, and Zenon Voyiatzis. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Mueller has been chair of the committee since 2020. He joined the Firm in 2011, and his investment experience dates from 2004-2009 and 2011-present (he attended the University of Chicago Booth School of Business from 2009-2011). For the past five years, he has served as a portfolio manager for the Firm’s European Select Strategy (since 2018) and, prior to that, as a research analyst covering the

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technology, medical technology, and exchange sectors in the Firm’s Equity Division. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.50%.

With respect to the I Class, T. Rowe Price has contractually agreed (through February 28, 2023) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class

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Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Europe.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in European companies. Under normal conditions, at least five countries will be represented in the fund’s portfolio. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in European companies.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The fund expects to primarily invest in common stocks of companies located (or with primary operations) in Europe. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Austria, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

• Others: Belgium, Czech Republic, Estonia, Hungary, Iceland, Kazakhstan, Poland, Romania, Russia, and Turkey.

The fund may purchase the stocks of companies of any size. While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the

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region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The fund seeks to purchase the stocks of companies with quality management and strong cash flows, and does not emphasize either a growth or value bias in selecting investments. The adviser seeks stocks that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

In selecting investments, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The fund seeks stocks of companies with quality management and strong cash flows with a variety of characteristics, such as a leading or improving market position, attractive or improving franchise or industry position, seasoned management, and stable or improving earnings and/or cash flow. As a result, the fund will be exposed at times to both growth- and value-oriented stocks.

The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

Funds that employ a value-oriented approach to stock selection seek to invest in companies whose stock prices are low in relation to the value of their assets or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value funds attempt to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. Generally, careful selection of stocks having value characteristics can, over time, limit the downside risk of a value-oriented portfolio compared with the broad market. In addition, stocks whose prices are below a company’s intrinsic value may offer the potential for substantial capital appreciation.

The fund invests significantly in Europe and typically has substantial investments in the United Kingdom. Focusing on European countries provides the fund with the opportunity to seek strong growth in the areas the fund views as most promising, but with commensurately higher risks.

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The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

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Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Europe The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced increased volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and public health pandemics. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

The risks of investing in Europe have been heightened as a result of Brexit. Although the United Kingdom has formally left the European Union and has reached an agreement on the terms of their future trading relationship relating to the trading of goods, negotiations are ongoing for matters not covered by the agreement such as the trade of services, including financial services. Brexit has resulted in increased volatility and illiquidity in economies throughout Europe, as well as the broader global economy. In addition, uncertainty remains regarding the consequences of Brexit that may lead to instability in the foreign exchange markets, including volatility in the value of the euro. If one or more additional countries chooses to withdraw from the EU and/or abandon use of the euro as a currency, the impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The occurrence of terrorist incidents and the potential for military conflict throughout Europe could also impact financial markets. The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the fund’s investments.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the

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performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public

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responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Investing in United Kingdom The United Kingdom is one of the largest economies in Europe and is a substantial trading partner of the U.S. and mainland Europe. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. Brexit has established new economic relationships and trade agreements across Europe. Negotiations have been ongoing for several years regarding the United Kingdom’s political and economic relationship with the European Union, and despite a withdrawal deal and transition period during 2020, uncertainty remains as to the long-term political, economic, and legal consequences of Brexit. Companies with a significant amount of business in the United Kingdom may experience lower revenue and/or profit growth until negotiations and agreements are finalized.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results.

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Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds

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more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

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Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and

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therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

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The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$20.90	$21.17	$19.03	$20.90	$17.47

Investment activities
Net investment income(1)(2)	0.31	0.23	0.38	0.43	0.47
Net realized and unrealized gain/loss	7.28	(0.15)	2.23	(1.87)	3.47
Total from investment activities	7.59	0.08	(3) 2.61	(1.44)	3.94

Distributions
Net investment income	(0.21)	(0.35)	(0.47)	(0.43)		(0.51)

NET ASSET VALUE End of period	$28.28	$20.90	$21.17	$19.03	$20.90

Ratios/Supplemental Data

Total return(2)(4)		36.49%	0.31%	14.20%	(7.04)%	23.31%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates		0.95%	0.96%	0.97%	0.97%	0.96%
Net expenses after waivers/payments by Price Associates		0.95%	0.96%	0.97%	0.97%	0.96%
Net investment income		1.16%	1.12%	1.93%	2.09%	2.51%

Portfolio turnover rate		34.6%	75.4%	33.6%	32.2%	48.2%
Net assets, end of period (in millions)		$936	$952	$938	$947	$1,167

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
NET ASSET VALUE
Beginning of period	$20.93	$21.18	$19.05	$20.92	$17.62

Investment activities
Net investment income(2)(3)	0.34	0.27	0.40	0.41	0.12
Net realized and unrealized gain/loss	7.29	(0.17)	2.24	(1.83)	3.18
Total from investment activities	7.63	0.10 (4)	2.64	(1.42)	3.30

Distributions
Net investment income	(0.24)	(0.35)	(0.51)	(0.45)	–

NET ASSET VALUE End of period	$28.32	$20.93	$21.18	$19.05	$20.92

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
Ratios/Supplemental Data

Total return(3)(5)	36.65%	0.41%	14.39%	(6.95)%	18.73%

Ratios to average net assets:(3)
Gross expenses before waivers/ payments by Price Associates	0.82%	0.83%	0.84%	0.84%	0.85	%(6)
Net expenses after waivers/ payments by Price Associates	0.82%	0.83%	0.84%	0.84%	0.85	%(6)
Net investment income	1.27%	1.29%	2.06%	1.98%	0.95	%(6)

Portfolio turnover rate	34.6%	75.4%	33.6%	32.2%	48.2%
Net assets, end of period (in thousands)	$68,072	$40,333	$34,053	$29,430	$10,047

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) The amount presented is inconsistent with the fund's results of operations because of the timing of redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Z Class
	2/22/21(1) Through 10/31/21
NET ASSET VALUE
Beginning of period	$25.03

Investment activities
Net investment income(2)(3)	0.44
Net realized and unrealized gain/loss	2.99
Total from investment activities	3.43

NET ASSET VALUE End of period	$28.46

Ratios/Supplemental Data

Total return(3)(4)	13.70%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.82	%(5)
Net expenses after waivers/payments by Price Associates	0.00	%(5)
Net investment income	2.31	%(5)

Portfolio turnover rate	34.6%
Net assets, end of period (in thousands)	$344,367

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

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DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

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fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

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Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

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included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

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troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

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must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

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Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

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dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

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loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

T. ROWE PRICE	58

withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

T. ROWE PRICE	60

is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F79-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
International Disciplined Equity Fund
PRCNX RICIX PRNCX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
International Disciplined Equity Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 9 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 10 Portfolio Turnover 21 Financial Highlights 21 Disclosure of Fund Portfolio Information 27
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 28

Available Share Classes 28

Distribution and Shareholder
Servicing Fees 30

Account Service Fee 32

Policies for Opening an Account 33

Pricing of Shares and Transactions 35

Investing Directly with T. Rowe Price 36

Investing Through a Financial
Intermediary 43

General Policies Relating to Transactions 45

Contacting T. Rowe Price 52

Information on Distributions and Taxes 53

Rights Reserved by the Funds 61

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.63%		0.63%	0.63%

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.25		0.08 [c]	0.26

Total annual fund operating expenses	0.88		0.71	1.14

Fee waiver/expense reimbursement	0.02	[b]	(0.03)[c]	(0.14)[d]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.90	[b]	0.68 [c]	1.00 [d]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 0.90%. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 0.90%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 0.90%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

T. ROWE PRICE	2

c T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2023) to pay the operating expenses of the fund’s I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived or (2) the current expense limitation on I Class Operating Expenses.

d T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2023) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.00%. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.00%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.00%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived or (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$92	$283	$490	$1,086
I Class	69	224	392	880
Advisor Class	102	348	614	1,374

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 74.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund expects to primarily invest in stocks of companies located outside the U.S. Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks of non-U.S. companies and no more than 15% of its net

SUMMARY	3

assets will be invested in stocks of companies in emerging markets. For purposes of determining whether the fund invests at least 80% of its net assets in non-U.S. stocks, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. Because the fund focuses on developed markets outside the U.S., it typically has significant exposure to companies in Europe.

While the adviser invests with an awareness of the global economic backdrop and the adviser’s outlook for certain industries, sectors, and individual countries, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The fund may purchase the stocks of companies of any size, but typically focuses on larger companies, and does not emphasize either a growth or value bias in selecting investments. The adviser generally selects securities for the fund that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Large-cap stocks Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Investing style Because the fund may hold stocks with either growth or value characteristics, it could underperform other funds that take a strictly growth or value approach to investing when one style is currently in favor. Growth stocks tend to be more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

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Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Investing in Europe The European financial markets have experienced increased volatility due to concerns about economic downturns, rising government debt levels, and public pandemics, and these events may continue to significantly affect all of Europe. The economies and markets of European countries are often connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. European economies could be significantly affected by, among other things, rising unemployment, the imposition or unexpected elimination of fiscal and monetary controls by member countries of the European Economic and Monetary Union, uncertainty surrounding the euro, the success of governmental actions to reduce budget deficits, and ongoing uncertainties and consequences surrounding Brexit, the formal withdrawal by the United Kingdom from the European Union.

Investing in United Kingdom The risks of investing in the United Kingdom have been heightened as a result of Brexit, the formal steps taken by the United Kingdom to exit the European Union, which has resulted in increased volatility and triggered political, economic, and legal uncertainty. Although the United Kingdom has formally left the European Union, uncertainty remains as to the long-term consequences of Brexit and issuers in the United Kingdom may experience lower growth as a result.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local

SUMMARY	5

taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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INTERNATIONAL DISCIPLINED EQUITY FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/20	13.98%	Worst Quarter	3/31/20	-21.87%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2021

			Since		Inception
	1 Year	5 Years	inception		date
Investor Class					08/22/2014
Returns before taxes	5.14%	7.82%	4.73%
Returns after taxes on distributions	0.67	6.00	3.41
Returns after taxes on distributions and sale
of fund shares	3.97	5.65	3.38
I Class					03/06/2017
Returns before taxes	5.24	—	7.37
Advisor Class					08/22/2014
Returns before taxes	4.88	7.68	4.64

MSCI EAFE Index Net (reflects no deduction for fees or expenses)
			5.42	[a]
	11.26	9.55	8.88	[b]
Lipper International Multi-Cap Core Funds Average
			5.12	[c]
	10.17	8.95	8.28	[d]

a Return since 8/22/14.

b Return since 3/6/17.

c Return since 8/31/14.

d Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Federico Santilli	Chair of Investment Advisory Committee	2014	2001

Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

T. ROWE PRICE	8

Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Federico Santilli, chair, Robert Scott Berg, Steven E. Boothe, Anh Thi Lu, Raymond A. Mills, Tobias Fabian Mueller, and Ernest C. Yeung. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Santilli has been chair of the committee since the fund’s inception in 2014. He joined the Firm in 2001, and his investment experience dates from that time. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

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The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.35%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments in stocks of non-U.S. companies.

Principal Investment Strategies

The fund expects to primarily invest in stocks of companies located outside the U.S. Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in stocks of non-U.S. companies and no more than 15% of its net

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assets will be invested in stocks of companies in emerging markets. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in stocks of non-U.S. companies.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

While the adviser invests with an awareness of the global economic backdrop and the adviser’s outlook for certain industries, sectors, and individual countries, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

The fund may purchase the stocks of companies of any size, but typically focuses on larger companies, and does not emphasize either a growth or value bias in selecting investments. The adviser generally selects securities for the fund that the adviser believes have the most favorable combination of company fundamentals, earnings potential, and relative valuation. As a result, the fund will be exposed at times to both growth- and value-oriented stocks.

The fund typically focuses its investments more on developed foreign countries than on emerging market countries. As a result, the fund may at times have significant investments in the United Kingdom and developed European countries.

The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

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The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

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A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Large-cap stocks Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.

Investing style Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. Because the fund holds stocks with both growth and value characteristics, the fund’s share price may be negatively affected by risks impacting either type of investment and its potential for appreciation could be limited when one investment style is in favor over the other. Growth stocks can be more volatile than other types of stocks and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. Value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may be appropriately priced. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the

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fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Investing in Europe The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have experienced increased volatility and adverse trends due to concerns about economic downturns, rising government debt levels, and public health pandemics. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

The risks of investing in Europe have been heightened as a result of Brexit. Although the United Kingdom has formally left the European Union and has reached an agreement on the terms of their future trading relationship relating to the trading of goods, negotiations are ongoing for matters not covered by the agreement such as the trade of services, including financial services. Brexit has resulted in increased volatility and illiquidity in economies throughout Europe, as well as the broader global economy. In addition, uncertainty remains regarding the consequences of Brexit that may lead to instability in the foreign exchange markets, including volatility in the value of the euro. If one or more additional countries chooses to withdraw from the EU and/or abandon use of the euro as a currency, the impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.

In addition, the national politics of countries in the EU have been unpredictable and subject to influence by disruptive political groups and ideologies. The occurrence of terrorist incidents and the potential for military conflict throughout Europe could also impact financial markets.

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The impact of these events is not clear but could be significant and far-reaching and could adversely affect the value and liquidity of the fund’s investments.

Investing in United Kingdom The United Kingdom is one of the largest economies in Europe and is a substantial trading partner of the U.S. and mainland Europe. As a result, the United Kingdom’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. Brexit has established new economic relationships and trade agreements across Europe. Negotiations have been ongoing for several years regarding the United Kingdom’s political and economic relationship with the European Union, and despite a withdrawal deal and transition period during 2020, uncertainty remains as to the long-term political, economic, and legal consequences of Brexit. Companies with a significant amount of business in the United Kingdom may experience lower revenue and/or profit growth until negotiations and agreements are finalized.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector. To the extent the fund has significant investments in the financials sector, it is more susceptible to adverse developments affecting banks and other financial companies, which could include, among other things, regulatory changes and government intervention, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and price competition.

Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

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While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

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Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of

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common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively,

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which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public

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purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in

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investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$9.33	$10.74	$9.81	$11.08	$9.42

Investment activities
Net investment income(1)(2)	0.14	0.19	0.21	0.24	0.17
Net realized and unrealized gain/loss	2.55	(1.18)	1.09	(0.99)	1.65
Total from investment activities	2.69	(0.99)	1.30	(0.75)	1.82

Distributions
Net investment income	(0.16)	(0.27)	(0.15)	(0.15)	(0.15)
Net realized gain	(0.13)	(0.15)	(0.22)	(0.38)	(0.01)
Total distributions	(0.29)	(0.42)	(0.37)	(0.53)	(0.16)
Redemption fees added to paid-in capital (1)(3)	—	—	— (4)	0.01	— (4)

NET ASSET VALUE End of period	$11.73	$9.33	$10.74	$9.81	$11.08

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Ratios/Supplemental Data

Total return(2)(5)	29.07%	(9.73)%	13.88%	(7.04)%	19.69%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	0.90%	0.92%	1.24%	1.22%	2.35%
Net expenses after waivers/payments by Price Associates	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.27%	1.96%	2.08%	2.28%	1.68%

Portfolio turnover rate	74.7%	69.1%	128.4%	153.2%	118.0%
Net assets, end of period (in thousands)	$99,951	$113,097	$21,838	$15,275	$21,569

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) The fund charged redemption fees through March 31, 2019.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
NET ASSET VALUE
Beginning of period	$9.32	$10.71	$9.83	$11.09	$9.63

Investment activities
Net investment income(2)(3)	0.16	0.21	0.22	0.21	0.10
Net realized and unrealized gain/loss	2.55	(1.18)	1.10	(0.93)	1.36
Total from investment activities	2.71	(0.97)	1.32	(0.72)	1.46

Distributions
Net investment income	(0.17)	(0.27)	(0.22)	(0.16)	—
Net realized gain	(0.13)	(0.15)	(0.22)	(0.38)	—
Total distributions	(0.30)	(0.42)	(0.44)	(0.54)	—

NET ASSET VALUE End of period	$11.73	$9.32	$10.71	$9.83	$11.09

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
Ratios/Supplemental Data

Total return(3)(4)	29.33%	(9.57)%	14.19%	(6.85)%	15.16%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.71%	0.75%	0.91%	0.92%	1.92	%(5)
Net expenses after waivers/payments by Price Associates	0.68%	0.68%	0.69%	0.69%	0.70	%(5)
Net investment income	1.42%	2.13%	2.23%	2.07%	1.44	%(5)

Portfolio turnover rate	74.7%	69.1%	128.4%	153.2%	118.0%
Net assets, end of period (in thousands)	$405,690	$404,394	$79,768	$96,975	$2,086

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$9.27	$10.68	$9.80	$11.06	$9.43

Investment activities
Net investment income(1)(2)	0.12	0.17	0.25	0.19	0.17
Net realized and unrealized gain/loss	2.53	(1.16)	1.03	(0.94)	1.63
Total from investment activities	2.65	(0.99)	1.28	(0.75)	1.80

Distributions
Net investment income	(0.16)	(0.27)	(0.18)	(0.13)	(0.16)
Net realized gain	(0.13)	(0.15)	(0.22)	(0.38)	(0.01)
Total distributions	(0.29)	(0.42)	(0.40)	(0.51)	(0.17)
Redemption fees added to paid-in capital(1)(3)	—	—	— (4)	— (4)	— (4)

NET ASSET VALUE End of period	$11.63	$9.27	$10.68	$9.80	$11.06

MORE ABOUT THE FUND	27

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Advisor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Ratios/Supplemental Data

Total return(2)(5)	28.82%	(9.79)%	13.74%	(7.13)%	19.47%

Ratios to average net assets:(2)
Gross expenses before waivers/payments by Price Associates	1.14%	1.21%	1.32%	1.61%	2.66%
Net expenses after waivers/payments by Price Associates	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.10%	1.70%	2.48%	1.77%	1.66%

Portfolio turnover rate	74.7%	69.1%	128.4%	153.2%	118.0%
Net assets, end of period (in thousands)	$4,061	$4,120	$1,560	$1,128	$1,872

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) The fund charged redemption fees through March 31, 2019.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

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fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

T. ROWE PRICE	34

Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

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included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

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troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

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must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

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Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

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dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

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loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

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for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

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withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

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Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

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is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F106-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
Japan Fund
PRJPX RJAIX TRZJX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Japan Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 8 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 10 Portfolio Turnover 19 Financial Highlights 19 Disclosure of Fund Portfolio Information 24
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 26

Available Share Classes 26

Distribution and Shareholder
Servicing Fees 28

Account Service Fee 30

Policies for Opening an Account 31

Pricing of Shares and Transactions 33

Investing Directly with T. Rowe Price 34

Investing Through a Financial
Intermediary 41

General Policies Relating to Transactions 43

Contacting T. Rowe Price 50

Information on Distributions and Taxes 51

Rights Reserved by the Funds 59

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%	0.78%	0.78%

Distribution and service (12b-1) fees	—	—	—

Other expenses	0.18	0.06	0.06

Total annual fund operating expenses	0.96	0.84	0.84

Fee waiver/expense reimbursement	—	—	(0.83)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.96	0.84	0.01 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T. ROWE PRICE	2

	1 year	3 years	5 years	10 years
Investor Class	$98	$306	$531	$1,178
I Class	86	268	466	1,037
Z Class	1	3	6	13

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26.9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in companies located (or with primary operations) in Japan. For purposes of determining whether the fund invests at least 80% of its net assets in Japanese companies, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. The fund may purchase the stocks of companies of any size and expects to make its investments across a wide range of Japanese industries and companies. While the adviser invests with an awareness of the outlook for industry sectors within the country, the adviser’s decision-making process focuses on bottom-up stock selection.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

SUMMARY	3

Investing in Japan The Japanese economy has at times been negatively affected by government intervention and protectionism, excessive regulation, an unstable financial services sector, a heavy reliance on international trade, and natural disasters. Some of these factors, as well as other adverse political developments, increases in government debt, and changes in fiscal, monetary, or trade policies, may affect the Japanese economy.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Investments in the technology sector are susceptible to intense competition, government regulation, changing consumer preferences, and dependency on patent protection.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more

T. ROWE PRICE	4

volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

SUMMARY	5

JAPAN FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	20.00%	Worst Quarter	12/31/18	-18.28%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

T. ROWE PRICE	6

Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since		Inception
	1 Year	5 Years	10 Years	inception		date
Investor Class						12/30/1991
Returns before taxes	-10.99%	12.04%	11.50%	—%
Returns after taxes on distributions	-12.50	11.08	10.90	—
Returns after taxes on distributions and sale
of fund shares	-6.16	9.46	9.49	—
I Class						03/06/2017
Returns before taxes	-10.92	—	—	11.13
Z Class						02/22/2021
Returns before taxes	—	—	—	—

TOPIX Index Net (reflects no deduction for fees or expenses)
	0.76	7.89	8.22	7.10	[a]
MSCI Japan Index Net (reflects no deduction for fees or expenses)
	1.71	8.51	8.34	7.86	[a]
Lipper Japanese Funds Average
	1.56	9.36	9.71	8.53	[b]

a Return since 3/6/2017.

b Return since 2/28/2017.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price Japan, Inc. (Price Japan)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Archibald Ciganer Albeniz	Chair of Investment Advisory Committee	2013	2007

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial

SUMMARY	7

intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price Japan under which Price Japan is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Japan is registered with the Japan Financial Services Agency to carry out investment management business and is registered as an investment adviser with the SEC. Price Japan provides investment management services for clients who seek to primarily invest in the Japanese securities markets, including serving as a subadviser to registered investment companies, and is responsible for marketing and client servicing of clients based in Japan. Price Japan is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 1-9-2 Marunouchi Chiyoda-ku, Tokyo, Japan.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Archibald Ciganer Albeniz, chair, Harishankar Balkrishna, Peter J. Bates, Andrew Chang, Richard N. Clattenburg, Melissa C. Gallagher, Michael Jacobs, Yoichiro Kai, Takanori Kobayashi, Raymond A. Mills, Forest Shultz, Hiroshi Watanabe, and Yang Yang. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Mr. Ciganer has been chair of the committee since 2013. He joined the Firm in 2007, and his investment experience dates from 1999. He has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

MORE ABOUT THE FUND	9

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.50%.

With respect to the I Class, T. Rowe Price has contractually agreed (through February 28, 2023) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory

T. ROWE PRICE	10

agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in companies located (or with primary operations) in Japan. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in companies located (or with primary operations) in Japan.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The fund may purchase the stocks of companies of any size and expects to make its investments across a wide range of Japanese industries and companies. While the adviser invests with an awareness of the outlook for industry sectors within the country, the adviser’s decision-making process focuses on bottom-up stock selection.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

MORE ABOUT THE FUND	11

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

The fund invests significantly in Japan. Focusing solely on Japanese companies provides the fund with the opportunity to seek superior growth in the areas the fund views as most promising, but with commensurately higher risks than more geographically diverse funds.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary

T. ROWE PRICE	12

Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Japan The growth of Japan’s economy historically has lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the entire Asian region. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times, and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. In addition, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

Natural disasters, such as earthquakes, volcanic eruptions, typhoons, and tsunamis could occur in Japan or surrounding areas and could negatively affect the Japanese economy.

Japan’s relations with its neighbors, particularly China, North Korea, South Korea, and Russia, have at times been strained due to territorial disputes, historical animosities, and defense concerns. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy, particularly in times of crisis.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds.

MORE ABOUT THE FUND	13

The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other

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public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector. To the extent the fund has significant investments in the technology sector, it is more susceptible to adverse developments affecting technology and information technology companies, which could include, among other things, intense competition, government regulation, earnings disappointments, dependency on patent protection, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

Growth investing Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Growth stocks can be more volatile than other types of stocks, and their prices tend to fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the

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issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative

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position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed

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income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or

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disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the

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fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of

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the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$17.75	$14.77	$14.29	$14.71	$12.23

Investment activities
Net investment income(1)(2)	0.05	0.09	0.14	0.09	0.08
Net realized and unrealized gain/loss	1.71	3.17	1.28	(0.39)	2.55
Total from investment activities	1.76	3.26	1.42	(0.30)	2.63

Distributions
Net investment income	(0.08)	(0.15)	(0.10)	(0.07)	(0.07)
Net realized gain	(0.44)	(0.13)	(0.84)	(0.05)	(0.08)
Total distributions	(0.52)	(0.28)	(0.94)	(0.12)	(0.15)

NET ASSET VALUE End of period	$18.99	$17.75	$14.77	$14.29	$14.71

Ratios/Supplemental Data

Total return(2)(3)	9.82%	22.33%	10.97%	(2.09)%	21.86%

Ratios to average net assets:(2)
Gross expenses before waivers/ payments by Price Associates	0.96%	0.96%	0.97%	0.96%	0.98%
Net expenses after waivers/ payments by Price Associates	0.96%	0.96%	0.97%	0.95%	0.97%
Net investment income	0.25%	0.59%	1.02%	0.58%	0.63%

Portfolio turnover rate	26.9%	38.6%	21.8%	33.8%	13.4%
Net assets, end of period (in thousands)	$624,641	$690,468	$708,798	$719,727	$698,124

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
NET ASSET VALUE
Beginning of period	$17.79	$14.78	$14.31	$14.73	$12.25

Investment activities
Net investment income(2)(3)	0.09	0.14	0.17	0.11	0.11
Net realized and unrealized gain/loss	1.69	3.15	1.26	(0.41)	2.37
Total from investment activities	1.78	3.29	1.43	(0.30)	2.48

Distributions
Net investment income	(0.09)	(0.15)	(0.12)	(0.08)	—
Net realized gain	(0.44)	(0.13)	(0.84)	(0.05)	—
Total distributions	(0.53)	(0.28)	(0.96)	(0.13)	—
Redemption fees added to paid-in capital(2)(4)	—	—	— (5)	0.01	—	(5)

NET ASSET VALUE End of period	$19.04	$17.79	$14.78	$14.31	$14.73

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
Ratios/Supplemental Data

Total return(3)(6)	9.91%	22.52%	11.06%	(2.02)%	20.24%

Ratios to average net assets:(3)
Gross expenses before waivers/ payments by Price Associates	0.85%	0.84%	0.87%	0.87%	0.88	%(7)
Net expenses after waivers/ payments by Price Associates	0.85%	0.84%	0.85%	0.85%	0.85	%(7)
Net investment income	0.44%	0.91%	1.24%	0.73%	1.27	%(7)

Portfolio turnover rate	26.9%	38.6%	21.8%	33.8%	13.4%
Net assets, end of period (in thousands)	$248,968	$246,231	$63,249	$36,381	$4,753

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) The fund charged redemption fees through March 31, 2019.

(5) Amounts round to less than $0.01 per share.

(6) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(7) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Z Class
	2/22/21(1) Through 10/31/21
NET ASSET VALUE
Beginning of period	$20.82

Investment activities
Net investment income(2)(3)	0.24
Net realized and unrealized gain/loss	(1.95	)(4)
Total from investment activities	(1.71)

NET ASSET VALUE End of period	$19.11

Ratios/Supplemental Data

Total return(3)(5)	(8.21)%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.84	%(6)
Net expenses after waivers/payments by Price Associates	0.01	%(6)
Net investment income	1.81	%(6)

Portfolio turnover rate	26.9%
Net assets, end of period (in thousands)	$142,074

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6) Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its

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shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

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fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

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Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

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included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

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troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

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must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

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Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	55

dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

T. ROWE PRICE	56

loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	57

for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

T. ROWE PRICE	58

withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	59

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

T. ROWE PRICE	60

is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F62-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
Latin America Fund
PRLAX RLAIX TRZYX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
Latin America Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 9 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 10 Portfolio Turnover 21 Financial Highlights 22 Disclosure of Fund Portfolio Information 27
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 29

Available Share Classes 29

Distribution and Shareholder
Servicing Fees 31

Account Service Fee 33

Policies for Opening an Account 34

Pricing of Shares and Transactions 36

Investing Directly with T. Rowe Price 37

Investing Through a Financial
Intermediary 44

General Policies Relating to Transactions 46

Contacting T. Rowe Price 53

Information on Distributions and Taxes 54

Rights Reserved by the Funds 62

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.03%	1.03%	1.03%

Distribution and service (12b-1) fees	—	—	—

Other expenses	0.30	0.09 [b]	0.09

Total annual fund operating expenses	1.33	1.12	1.12

Fee waiver/expense reimbursement	—	(0.04)[b]	(1.12)[c]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.33	1.08 [b]	0.00 [c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2023) to pay the operating expenses of the fund’s I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (I Class Operating Expenses), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2023, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived or (2) the current expense limitation on I Class Operating Expenses.

c T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

T. ROWE PRICE	2

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$135	$421	$729	$1,601
I Class	110	352	613	1,360
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in Latin American companies. For purposes of determining whether the fund invests at least 80% of its net assets in Latin American companies, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider. Under normal conditions, at least four countries will be represented in the fund’s portfolio. The fund expects to primarily invest in the equity securities of companies located (or with primary operations) in Latin America. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

• Others: Belize, Ecuador, Guatemala, Panama, and Venezuela.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may make substantial investments in banks and financial companies in various Latin American countries. The fund may purchase the stocks of companies of any size.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

SUMMARY	3

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Investing in Latin America Many Latin American countries have histories of inflation, government overspending, political and economic instability, high interest and unemployment rates, and extreme currency fluctuations. Many of these countries tend to be highly reliant on the exportation of commodities so their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Banks and financial companies Because the fund may invest significantly in banks and financial companies, the fund is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn that impacts the financials sector. Banks and other financial services companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and cost to borrow, and the rate of debt defaults.

Investing in Brazil The Brazilian economy, like many Latin American economies, is susceptible to inflation, monetary tightening and other governmental controls, slowing growth in its primary export markets, a high level of debt, and social tensions and corruption. Brazil has a volatile political history and is heavily dependent on external financing and exports to

T. ROWE PRICE	4

developed countries. The Brazilian government may impose temporary restrictions on remitting proceeds from the sale of Brazilian securities to foreign investors, such as the fund.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines

SUMMARY	5

due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Convertible securities and preferred stocks Convertible securities and preferred stocks carry credit and interest rate risk, along with other risks associated with both equity and fixed income securities, and convertible securities may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

T. ROWE PRICE	6

LATIN AMERICA FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/20	33.73%	Worst Quarter	3/31/20	-42.94%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					12/29/1993
Returns before taxes	-15.04%	2.60%	-1.35%	—%
Returns after taxes on distributions	-17.50	1.40	-2.73	—
Returns after taxes on distributions and sale
of fund shares	-8.19	1.91	-0.93	—
I Class					03/06/2017
Returns before taxes	-14.83	—	—	0.38
Z Class					02/22/2021
Returns before taxes	—	—	—	—

MSCI Emerging Markets Latin America Index Net (reflects no deduction for fees or expenses)
	-8.09	1.47	-2.17	-0.90 [a]
Lipper Latin American Funds Average
	-10.26	2.81	-2.01	0.60 [b]

a Return since 3/6/17.

b Return since 2/28/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Verena Wachnitz	Chair of Investment Advisory Committee	2014	2003

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its

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affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Verena Wachnitz, chair, Paulina Amieva, Malik Sarmad Asif, Luis Martin Baylac, Iona Dent, Maria Elena Drew, Johannes Loefstrand, Djalma Rezende, Christopher Vost, and Ernest C. Yeung. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Ms. Wachnitz has been chair of the committee since 2014. She joined the Firm in 2003, and her investment experience dates from 2004. She has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio

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manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.75%.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

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Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in Latin American companies. Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in Latin American companies.

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

Under normal conditions, at least four countries will be represented in the fund’s portfolio. The fund expects to primarily invest in the equity securities of companies located (or with primary operations) in Latin America. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: Argentina, Brazil, Chile, Colombia, Mexico, and Peru.

• Others: Belize, Ecuador, Guatemala, Panama, and Venezuela.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

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The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

The fund invests significantly in Latin American countries and typically has substantial investments in Brazil. Investing in Latin American countries provides the fund with the opportunity to seek strong growth in the areas the fund views as most promising, but with commensurately higher risks.

The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single company and own more of the company’s voting securities than is permissible for a “diversified” fund. The fund may make substantial investments in banks and financial companies in various Latin American countries. The fund may purchase the stocks of companies of any size.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

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Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Latin America Many Latin American economies are considered emerging markets and are prone to high interest rates, inflation, and unemployment rates, economic volatility, currency devaluations, and government debt defaults. Because commodities such as oil and gas, minerals, and metals represent a significant percentage of the region’s exports, the economies of some Latin American countries are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the U.S., Europe, Asia, and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Certain Latin

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American countries have experienced periods of instability and social unrest. Disparities of wealth, the pace and success of democratization and capital market development, and ethnic, religious, and racial disaffection may exacerbate social unrest, violence, and labor unrest in a number of Latin American countries.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Banks and financial companies To the extent the fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.

The oversight of, and regulations applicable to, banks in emerging markets may be ineffective when compared with the regulatory frameworks for banks in developed markets. Banks in emerging markets may have significantly less access to capital than banks in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition, the impact of future regulation on any individual bank, or on the financial services sector as a whole, can be very difficult to predict.

Investing in Brazil Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy historically has been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazil also has suffered from chronic public sector deficits and insufficient infrastructure. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. A rising unemployment rate could also have the same effect.

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Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the

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fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Growth investing Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Growth stocks can be more volatile than other types of stocks, and their prices tend to fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest

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a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Convertible securities and preferred stock Investments in convertible securities and preferred stocks subject the fund to risks associated with both equity and fixed income securities, depending on the price of the underlying security and the conversion price. A convertible security may be called back by the issuer prior to maturity at a price that is disadvantageous to the fund. In addition, convertible securities are typically issued by smaller-capitalized companies whose stock prices are more volatile than companies that have access to more conventional means of raising capital. Preferred stockholders would be paid after corporate bondholders, but before common stockholders, in the event a company fails.

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

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Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its

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investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds,

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inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

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Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility

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of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$17.13	$25.49	$22.34	$24.80	$22.03

Investment activities
Net investment income(1)(2)	0.26	0.21	0.54	0.37	0.26
Net realized and unrealized gain/loss	2.70	(6.99)	3.14	(2.30)	2.79
Total from investment activities	2.96	(6.78)	3.68	(1.93)	3.05

Distributions
Net investment income	(0.21)	(0.51)	(0.32)	(0.25)	(0.28)
Net realized gain	(0.04)	(1.07)	(0.21)	(0.29)	–
Total distributions	(0.25)	(1.58)	(0.53)	(0.54)	(0.28)
Redemption fees added to paid-in capital(1)(3)	–	–	– (4)	0.01	– (4)

NET ASSET VALUE End of period	$19.84	$17.13	$25.49	$22.34	$24.80

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Ratios/Supplemental Data

Total return(2)(5)	17.08%	(28.47)%	16.94%	(7.90)%	14.28%

Ratios to average net assets:(2)
Gross expenses before waivers/ payments by Price Associates	1.33%	1.32%	1.29%	1.32%	1.31%
Net expenses after waivers/ payments by Price Associates	1.33%	1.32%	1.27%	1.29%	1.29%
Net investment income	1.18%	1.08%	2.23%	1.55%	1.16%

Portfolio turnover rate	30.7%	29.6%	20.2%	25.7%	27.8%
Net assets, end of period (in millions)	$362	$354	$564	$539	$681

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) The fund charged redemption fees through March 31, 2019.

(4) Amounts round to less than $0.01 per share.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
NET ASSET VALUE
Beginning of period	$17.20	$25.52	$22.38	$24.83	$21.84

Investment activities
Net investment income(2)(3)	0.30	0.27	0.64	0.41	0.07
Net realized and unrealized gain/ loss	2.71	(7.00)	3.08	(2.29)	2.92
Total from investment activities	3.01	(6.73)	3.72	(1.88)	2.99

Distributions
Net investment income	(0.26)	(0.52)	(0.37)	(0.28)	–
Net realized gain	(0.04)	(1.07)	(0.21)	(0.29)	–
Total distributions	(0.30)	(1.59)	(0.58)	(0.57)	–

NET ASSET VALUE End of period	$19.91	$17.20	$25.52	$22.38	$24.83

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	3/6/17(1) Through 10/31/17
Ratios/Supplemental Data

Total return(3)(4)	17.26%	(28.24)%	17.14%	(7.74)%	13.69%

Ratios to average net assets:(3)
Gross expenses before waivers/ payments by Price Associates	1.12%	1.13%	1.13%	1.12%	1.11	%(5)
Net expenses after waivers/ payments by Price Associates	1.08%	1.09%	1.09%	1.09%	1.11	%(5)
Net investment income	1.36%	1.36%	2.64%	1.72%	0.46	%(5)

Portfolio turnover rate	30.7%	29.6%	20.2%	25.7%	27.8%
Net assets, end of period (in thousands)	$16,253	$14,993	$18,606	$15,042	$17,106

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(5) Annualized

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Z Class
	2/22/21(1) Through 10/31/21
NET ASSET VALUE
Beginning of period	$21.53

Investment activities
Net investment income(2)(3)	0.45
Net realized and unrealized gain/loss	(1.97	)(4)
Total from investment activities	(1.52)

NET ASSET VALUE End of period	$20.01

Ratios/Supplemental Data

Total return(3)(5)	(7.06)%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	1.12	%(6)
Net expenses after waivers/payments by Price Associates	0.00	%(6)
Net investment income	2.88	%(6)

Portfolio turnover rate	30.7%
Net assets, end of period (in thousands)	$18,337

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6) Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its

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shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

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providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

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fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

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The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

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Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

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PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

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included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

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troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

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must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

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Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

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dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

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loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

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for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	61

withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

T. ROWE PRICE	62

Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	63

is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F97-040 3/1/22

PROSPECTUS March 1, 2022
T. ROWE PRICE
New Asia Fund
PRASX PNSIX TRZNX	Investor Class I Class Z Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

1	SUMMARY
New Asia Fund 1
2	MORE ABOUT THE FUND
Management of the Fund 9 More Information About the Fund’s Investment Objective(s), Strategies, and Risks 11 Portfolio Turnover 23 Financial Highlights 23 Disclosure of Fund Portfolio Information 26
3	INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS

Investing with T. Rowe Price 28

Available Share Classes 28

Distribution and Shareholder
Servicing Fees 30

Account Service Fee 32

Policies for Opening an Account 33

Pricing of Shares and Transactions 35

Investing Directly with T. Rowe Price 36

Investing Through a Financial
Intermediary 43

General Policies Relating to Transactions 45

Contacting T. Rowe Price 52

Information on Distributions and Taxes 53

Rights Reserved by the Funds 61

SUMMARY	1

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class	I Class	Z Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.78%	0.78%	0.78%

Distribution and service (12b-1) fees	—	—	—

Other expenses	0.13	0.03	0.03

Total annual fund operating expenses	0.91	0.81	0.81

Fee waiver/expense reimbursement	—	—	(0.81)[b]

Total annual fund operating expenses after fee waiver/expense reimbursement	0.91	0.81	0.00 [b]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc., has contractually agreed to waive and/or bear all the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) in their entirety. T. Rowe Price Associates, Inc., expects this fee waiver and/or expense reimbursement arrangement to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board of Directors.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the previous table; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

T. ROWE PRICE	2

	1 year	3 years	5 years	10 years
Investor Class	$93	$290	$504	$1,120
I Class	83	259	450	1,002
Z Class	0	0	0	0

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 48.0% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in Asian companies (excluding Japanese companies). For purposes of determining whether the fund invests at least 80% of its net assets in Asian companies, the fund relies on the country assigned to a security by MSCI Inc. or another unaffiliated data provider.

The fund expects to primarily invest in common stocks of companies located (or with primary operations) in Asian countries other than Japan. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

• Others: Pakistan, Sri Lanka, and Vietnam.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size. The fund invests significantly in Asian countries and typically has substantial investments in China.

While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

SUMMARY	3

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Investing in Asia Many Asian economies have at various times been negatively affected by inflation, currency devaluations, an over-reliance on international trade and exports, particularly for certain commodities, political and social instability, and less developed financial systems and securities trading markets. Trade restrictions, unexpected decreases in exports, changes in government policies, expropriation and/or nationalization of assets, confiscatory taxation, or natural disasters could have a significant impact on companies doing business in Asia. The Asian region may be significantly affected by political unrest, military conflict, economic sanctions, and less demand for Asian products and services.

Geographic concentration Because the fund focuses its investments on a particular geographic area, the fund’s performance is closely tied to the social, political, and economic conditions of that area. Political developments and changes in regulatory, tax, or economic policy could significantly affect the markets in which the fund invests. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

Investing in China The Chinese government has historically exercised significant control over China’s economy and its financial markets through, among other things, its monetary policies and allocation of resources, management of currency exchange rates, preferential treatment or restrictions relating to industries deemed sensitive to national interests, and limitations on foreign ownership of Chinese securities. Although economic reforms have liberalized trade policy and reduced government control, changes in these policies or increased government intervention could adversely impact affected industries or companies. China’s currency, which historically has been managed in a tight range relative to the U.S. dollar, may in the future be subject to greater uncertainty as Chinese authorities change the policies that determine the official currency exchange rate. Additionally, the Chinese economy is highly dependent on the exportation of products and services, and could experience a significant slowdown due to a reduction in global demand for Chinese exports, contraction in spending on domestic goods by Chinese consumers, trade or political disputes with China’s major trading partners, natural disasters, or public health threats. The U.S. and China have been imposing tariffs on certain

T. ROWE PRICE	4

goods traded between the countries. Heightened trade tensions between the U.S. and China, and the institution of additional tariffs or trade barriers between China and any of its key trading partners, including the U.S., could have a significant adverse impact on the Chinese economy.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Frontier markets Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks associated with investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to abrupt changes in currency values, have less mature markets and settlement practices, and can have lower trading volumes that could lead to greater price volatility and illiquidity. Investor protections in frontier market countries may be limited and settlement procedures and custody services may prove inadequate in certain markets.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

SUMMARY	5

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit the fund’s ability to purchase or sell holdings in a timely manner at a desired price. An inability to sell a portfolio holding can adversely affect the fund’s overall value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility and unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds without selling holdings at an unfavorable time or at a suitable price. Large redemptions may also have a negative impact on the fund’s overall liquidity.

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Growth investing The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

T. ROWE PRICE	6

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

NEW ASIA FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	20.47%	Worst Quarter	3/31/20	-16.99%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2021

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					09/28/1990
Returns before taxes	-4.29%	13.54%	9.05%	—%
Returns after taxes on distributions	-7.34	11.83	7.89	—
Returns after taxes on distributions and sale
of fund shares	-0.72	10.53	7.15	—
I Class					12/17/2015
Returns before taxes	-4.20	13.66	—	11.53
Z Class					02/22/2021
Returns before taxes	—	—	—	—

MSCI All Country Asia ex Japan Index Net (reflects no deduction for fees or expenses)
	-4.72	11.30	8.02	10.29 [a]
Lipper Pacific Ex Japan Funds Average
	-6.45	12.83	8.32	10.92 [b]

a Return since 12/17/15.

b Return since 12/31/15.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Investment Subadviser T. Rowe Price International Ltd (Price International)

Investment Subadviser T. Rowe Price Hong Kong Limited (Price Hong Kong)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Anh Thi Lu	Chair of Investment Advisory Committee	2009	2001

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

T. ROWE PRICE	8

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND	2

MANAGEMENT OF THE FUND

Investment Adviser(s)

T. Rowe Price is the fund’s investment adviser and oversees the selection of the fund’s investments and management of the fund’s portfolio pursuant to an investment management agreement between the investment adviser and the fund. T. Rowe Price is the investment adviser for all funds sponsored and managed by T. Rowe Price (T. Rowe Price Funds); is an SEC-registered investment adviser that provides investment management services to individual and institutional investors and sponsors; and serves as adviser and subadviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2021, T. Rowe Price and its affiliates (Firm) had approximately $1.69 trillion in assets under management and provided investment management services for more than 6.4 million individual and institutional investor accounts.

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered with the SEC as an investment adviser, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom.

T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road, Central, Hong Kong.

Portfolio Management

T. Rowe Price has established an Investment Advisory Committee with respect to the fund. The committee chair is ultimately responsible for the day-to-day management of the fund’s portfolio and works with the committee in developing and executing the fund’s investment program. The members of the committee are as follows: Anh Thi Lu, chair, Syed Haider Ali,

T. ROWE PRICE	10

Sheena L. Barbosa, Maria Elena Drew, Dawei Feng, Li Geng, Vishnu Vardhan Gopal, Dennis Hou, Tony Ji, Jai Kapadia, Shengrong Lau, Lu Liu, Yahong Qiao, Frank Shi, Forest Shultz, Dai Wang, Yiqiang Zhao, and Wenli Zheng. The following information provides the year that the chair first joined the Firm and the chair’s specific business experience during the past five years (although the chair may have had portfolio management responsibilities for a longer period). Ms. Lu has been chair of the committee since 2009. She joined the Firm in 2001, and her investment experience dates from 1995. She has served as a portfolio manager with the Firm throughout the past five years. The Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the fund’s shares.

The Management Fee

The management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee, which is designed to reflect the benefits of the shared resources of the Firm, is calculated daily based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule (in the following table) is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets.

Group Fee Schedule

0.334%*	First $50 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Next $100 billion
0.270%	Next $150 billion
0.265%	Next $195 billion
0.260%	Thereafter

* Represents a blended group fee rate containing various breakpoints.

The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. On October 31, 2021, the effective annual group fee rate was 0.28%. The individual fund fee, also applied to the fund’s average daily net assets, is 0.50%.

With respect to the I Class, T. Rowe Price has contractually agreed (through February 29, 2024) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 29, 2024, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are

MORE ABOUT THE FUND	11

subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

A discussion about the factors considered by the fund’s Board of Directors (Board) and its conclusions in approving the fund’s investment management agreement (and any subadvisory agreement, if applicable) appear in the fund’s semiannual report to shareholders for the period ended April 30.

MORE INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVE(S), STRATEGIES, AND RISKS

Investment Objective(s)

The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Asia (excluding Japan).

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (including any borrowings for investment purposes) in Asian companies (excluding Japanese companies). Shareholders will receive at least 60 days’ prior notice of a change in the fund’s policy requiring it to normally invest at least 80% of its net assets in Asian companies (excluding Japanese companies).

The fund relies on the country assigned to a security by MSCI Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider. The fund also relies on MSCI Inc. or another unaffiliated data provider to determine which countries are considered emerging markets. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized; (2) the location of the issuer’s principal place of business or principal office; (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market; and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits.

The fund expects to primarily invest in common stocks of companies located (or with primary operations) in Asian countries other than Japan. The countries in which the fund normally invests include, but are not limited to, the following:

• Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

• Others: Pakistan, Sri Lanka, and Vietnam.

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While the adviser invests with an awareness of the outlook for certain industry sectors and individual countries within the region, the adviser’s decision-making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though the adviser may limit investments in markets or industries that appear to have poor overall prospects.

Security selection reflects a growth style. The adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The adviser seeks to purchase stocks of companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments for the fund, the adviser generally favors companies with one or more of the following characteristics:

• leading or improving market position;

• attractive business niche;

• attractive or improving franchise or industry position;

• seasoned management;

• stable or improving earnings and/or cash flow; and

• sound or improving balance sheet.

The market may reward growth stocks with price increases when earnings expectations are met or exceeded. Funds that employ a growth-oriented approach to stock selection rely on the premise that by investing in companies that increase their earnings faster than both inflation and the overall economy, the market will eventually reward those companies with a higher stock price. The fund’s successful implementation of a growth-oriented strategy may lead to long-term growth of capital over time.

The fund invests significantly in Asian countries, other than Japan, and typically has substantial investments in China. Investing in Asian countries provides the fund with the opportunity to seek superior growth in the areas the fund views as most promising, but with commensurately higher risks.

The fund’s investments, as well as political and economic trends in the countries and regions in which the fund invests, and holdings are adjusted according to the portfolio manager’s analysis and outlook. The impact of unfavorable developments in a particular country may be reduced when investments are spread among many countries. However, the economies and financial markets of countries in a certain region may be heavily influenced by one another.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in a single issuer and own more of the issuer’s voting securities than is permissible for a “diversified” fund. The fund may purchase the stocks of companies of any size. The fund invests significantly in Asian countries and typically has substantial investments in China.

The Firm integrates environmental, social, and governance (ESG) factors into its investment research process when applicable. While ESG matters vary widely, we generally consider ESG

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to mean: Environmental or “E” matters, such as climate change, resource depletion, waste, pollution, or deforestation; Social or “S” matters, such as companies’ relationships with their employees and suppliers, including labor standards, diversity, and human rights issues; and Governance or “G” matters, such as shareholder rights, bribery and corruption, executive pay, and board composition. We focus on the ESG factors we consider most likely to have a material impact on the performance of the holdings in the fund’s portfolio.

The fund may sell securities for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

The fund invests in the following types of securities or assets:

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stocks have a specified dividend rate and rank after bonds and before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the fund may decide to purchase preferred stock where the issuer has suspended, or is in danger of suspending, payment of its dividend.

Foreign Securities

Investments in foreign securities could include non-U.S. dollar-denominated securities traded outside the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. The fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities. For purposes of the fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Principal Risks

The principal risks associated with the fund’s principal investment strategies include the following:

Investing in Asia Certain Asian economies have experienced high inflation, high unemployment, currency devaluations and restrictions, and overextension of credit. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Adverse events in any one Asian country, may have a significant economic effect on the entire Asian region, as well as on major trading partners outside Asia. Certain Asian countries have also developed increasingly strained

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relationships with the U.S., and if these relations were to worsen, they could adversely affect Asian issuers that rely on the U.S. for trade. In addition, some Asian countries are subject to social and labor risks associated with demands for improved political, economic, and social conditions. Increased political and social unrest, economic sanctions, military conflicts, and reduced spending on products and services produced in Asia could cause significant economic uncertainty and declines in the region. The Asian region, and particularly China and South Korea, may be adversely affected by political, military, economic, and other factors related to North Korea.

Geographic concentration Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. The performance of a fund that is less diversified will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries, regions, or industries in which the fund invests and may be more volatile than the performance of a more diversified fund. The economies and financial markets of certain regions—such as Latin America, Asia, Europe, and the Middle East and Africa—can be interdependent and may all decline at the same time.

Investing in China The Chinese economy may experience a significant slowdown as a result of the institution of additional tariffs or trade barriers, as well as a deterioration in global demand for Chinese exports or a reduction in spending on domestic goods by Chinese consumers. Under China’s political and economic system, the central government historically has exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. The Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which the fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries, and compel private companies to publicly offer their securities in an effort to increase or continue the rate of economic growth, control the rate of inflation, or otherwise regulate economic expansion. Such actions and a variety of other centrally planned activities by the Chinese government could have a significant adverse effect on economic conditions in China; the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies; and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization; confiscatory taxation; political, economic, or social instability; strained international relations; environmental issues; natural disasters; public health threats and travel restrictions; or other developments could adversely affect the Chinese economy and significantly diminish the values of the Chinese companies in which the fund invests.

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Emerging markets Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of emerging market countries, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less developed, can be overly reliant on particular industries, and are more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. As a result, foreign investments may be restricted and subject to greater government control, including repatriation of sales proceeds. Emerging market securities exchanges are more likely to experience problems with the clearing and settling of trades, as well as the custody of holdings by local banks, agents, and depositories. In addition, the accounting standards in emerging market countries may be unreliable and could present an inaccurate picture of a company’s finances. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative.

While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Significant risks, such as war and terrorism, currently affect some emerging market countries. The fund’s performance will likely be hurt by exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval, or interventionist government policies. The volatility of emerging markets may be heightened by the actions (such as significant buying or selling) of a few major investors. For example, substantial increases or decreases in cash flows of funds investing in these markets could significantly affect local securities prices and, therefore, could cause fund share prices to decline.

International investing Investments outside the U.S. may lose value because of declining foreign currencies or adverse political or economic events overseas, among other things. Securities of non-U.S. issuers (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) tend to be more volatile than U.S. securities and are subject to trading markets with lower overall liquidity, governmental interference, and regulatory and accounting standards and settlement practices that differ from the U.S. The fund could experience losses based solely on the weakness of foreign currencies in which the fund’s holdings are denominated versus the U.S. dollar, and changes in the exchange rates between such currencies and the U.S. dollar. Risks can result from differing regulatory environments, less stringent investor protections, uncertain tax laws, and higher transaction costs compared with U.S. markets. Investments outside the U.S. could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

A trading market may close for national holidays or without warning for extended time periods, preventing the fund from buying or selling securities in that market. Trading securities in which the fund invests may take place in various foreign markets on certain days when the

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fund is not open for business and does not calculate its net asset value. For example, the fund may invest in securities that trade in various foreign markets that are open on weekends. As the securities trade, their value may substantially change. As a result, the fund’s net asset value may be significantly affected on days when shareholders cannot make transactions. In addition, market volatility may significantly limit the liquidity of securities of certain issuers in a particular country or geographic region, or of all companies in the country or region. The fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the fund’s obligations.

Frontier markets Frontier market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of emerging market or developed market countries. In addition to the risks of investing in international emerging markets, frontier markets tend to have less efficient trading markets with lower overall liquidity and are more susceptible to governmental interference, local taxes being imposed on international investments, and restrictions on gaining access to sales proceeds. The possibility of a securities exchange closing unexpectedly for a long period of time is much greater in a frontier market. Frontier markets generally have smaller economies or less mature capital markets than emerging markets and, as a result, the risks typically associated with investing in emerging market countries are magnified in frontier countries. Certain frontier market countries may impose restrictions on foreign investments and repatriation of investment income and capital.

Adverse changes in currency values of frontier market countries may be severe and settlement procedures and custody services may prove inadequate in certain markets. The markets of frontier countries typically have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of the fund. In addition, frontier market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Custody services in many frontier market countries remain undeveloped and, although the fund’s custodian will seek to establish control mechanisms, including the selection of appropriate sub-custodians to hold securities on behalf of the fund, there is greater transaction and custody risk in dealing in securities of frontier market countries. Overall, the laws and market practices of frontier market countries carry fewer safeguards than more mature markets, including, for example, the protection against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the fund.

Market conditions The value of investments held by the fund may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate its holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer but also due to general market conditions, including real or perceived economic developments, such as

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changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions. In addition, local, regional, or global events such as war, acts of terrorism, political and social unrest, regulatory changes, recessions, shifts in monetary or trade policies, natural or environmental disasters, and the spread of infectious diseases or other public health issues could have a significant negative impact on securities markets and the fund’s investments. Unpredictable events such as natural disasters, pandemics, and widespread health crises, including the coronavirus pandemic and related governmental and public responses, may lead to unexpected suspensions or closures of securities exchanges; travel restrictions or quarantines; business disruptions and closures; inability to obtain raw materials, supplies and component parts; reduced or disrupted operations for the fund’s service providers or issuers in which the fund invests; and an extended adverse impact on global market conditions. Government intervention in markets may impact interest rates, market volatility, and security pricing. The occurrence, reoccurrence, and uncertainty of widespread diseases and health crises could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets of specific countries or worldwide.

Nondiversification Because the fund is nondiversified and thus can invest more of its assets in a smaller number of issuers, it is more exposed to the risks associated with an individual issuer than a fund that invests more broadly across many issuers. For example, poor performance by a single large holding of the fund would adversely affect the fund’s performance more than if the fund were invested in a larger number of issuers.

Sector exposure At times, the fund may have a significant portion of its assets invested in securities of issuers conducting business in a related group of industries within the same economic sector. Issuers within the same economic sector may be similarly affected by specific market events impacting that sector. As a result, the fund is more susceptible to adverse developments affecting an economic sector in which the fund has significant investments and may perform poorly during a downturn in one or more of the industries within that economic sector.

Liquidity A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which can adversely affect the fund’s overall value and its ability to limit losses. Less liquid or illiquid investments can be more difficult to purchase or sell at an advantageous price or time, and there is an increased risk that the investment may not be sold for the price at which the fund is valuing it. Market prices of holdings with reduced liquidity may be volatile and an inability to sell a portfolio holding can adversely affect the fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Liquidity risk may be magnified during periods of substantial market volatility due to higher than normal redemption rates. Unexpected episodes of illiquidity may limit the fund’s ability to pay redemption proceeds within the allowable time period. Large redemptions by one or more shareholders owning a significant percentage of the fund’s assets may also have a negative impact on the fund’s overall liquidity. To meet redemption requests during periods of

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illiquidity, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Stock investing The fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.

Growth investing Different investment styles tend to shift into and out of favor depending on market conditions and investor sentiment. Growth stocks can be more volatile than other types of stocks, and their prices tend to fluctuate more dramatically than the overall stock markets. Growth stocks are typically priced higher than other stocks because investors believe they have more growth potential, which may or may not be realized. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends that can cushion stock prices in a falling market. In addition, earnings disappointments often lead to sharply falling prices for growth stocks.

Active management The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform other funds with a similar benchmark or similar investment program if the fund’s investment selections or overall strategies fail to produce the intended results. Regulatory, tax, or other developments may affect the investment strategies available to a portfolio manager, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective(s).

Cybersecurity breaches The fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the fund or its third-party service providers but may also result from outside attacks such as denial-of-service attacks, which are efforts to make network services unavailable to intended users. These breaches may, among other things, result in financial losses to the fund and its shareholders, cause the fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the fund’s third-party service providers, financial intermediaries, trading counterparties, or issuers in which the fund invests could subject the fund to many of the same risks associated with direct breaches.

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Additional Strategies, Risks, and Investment Management Practices

In addition to the principal investment strategies and principal risks previously described, the fund may employ other non-principal investment strategies and may be subject to other risks, which include the following:

Derivatives

The fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.

Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time. Changes in regulations could significantly impact the fund’s ability to invest in specific types of derivatives, which could limit the fund’s ability to employ certain strategies that use derivatives.

Convertible Securities and Warrants

The fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of

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common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants have no voting rights, pay no dividends, and can be highly volatile. In some cases, the redemption value of a warrant could be zero.

Participation Notes (P-notes)

The fund may gain exposure to securities traded in foreign markets through investments in P-notes. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to an underlying common stock or other security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the fund must rely on the creditworthiness of the counterparty for its investment returns on the P-notes, and could lose the entire value of its investment in the event of default by a counterparty. Additionally, there is no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

Fixed Income Securities

From time to time, the fund may invest in corporate and government fixed income securities as well as below investment-grade bonds, commonly referred to as “junk” bonds. Corporate fixed income securities would be purchased in companies that meet the fund’s investment criteria. The price of a fixed income security fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Below investment-grade bonds, or “junk” bonds, can be more volatile and have greater risk of default than investment-grade bonds, and should be considered speculative.

Investments in Other Investment Companies

The fund may invest in other investment companies, including open-end funds, closed-end funds, and exchange-traded funds subject to any applicable limitations under the Investment Company Act of 1940.

The fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The fund might also purchase shares of another investment company, including shares of other T. Rowe Price Funds, to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly, or as a means of gaining efficient and cost-effective exposure to certain asset classes. Any investment in another investment company would be consistent with the fund’s objective(s) and investment program.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively,

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which may adversely affect the fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

As a shareholder of another investment company, the fund must pay its pro-rata share of that investment company’s fees and expenses. If the fund invests in another T. Rowe Price Fund, the management fee paid by the fund will be reduced to ensure that the fund does not incur duplicate management fees as a result of its investment.

Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. Examples of asset classes in which other funds (including T. Rowe Price Funds) focus their investments include high yield bonds, inflation-linked securities, floating rate loans, international bonds, emerging market bonds, stocks of companies involved in activities related to real assets, stocks of companies that focus on a particular industry or sector, and emerging market stocks.

Illiquid Investments

Some of the fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the fund’s investments in illiquid investments may reduce the returns of the fund because it may be unable to sell such investments at an advantageous time, which could prevent the fund from taking advantage of other investment opportunities.

Temporary Defensive Position

In order to respond to adverse market, economic, or political conditions, or to provide flexibility in meeting redemptions, paying expenses, managing cash flows into the fund, and responding to periods of unusual market volatility, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective(s) and/or strategies.

Reserve Position

A certain portion of the fund’s assets may be held in reserves. The fund’s reserve positions will typically consist of: (1) shares of a T. Rowe Price internal money market fund or short-term bond fund (which do not charge any management fees and are not available for public

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purchase); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective(s). Non-U.S. dollar reserves are subject to currency risk.

Borrowing Money and Transferring Assets

The fund may borrow from banks, other persons, and other T. Rowe Price Funds for temporary or emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund’s policies as set forth in this prospectus and the SAI. Such borrowings may be collateralized with the fund’s assets, subject to certain restrictions.

Borrowings may not exceed 33⅓% of the fund’s total assets. This limitation includes any borrowings for temporary or emergency purposes, applies at the time of the transaction, and continues to the extent required by the Investment Company Act of 1940.

Meeting Redemption Requests

We expect that the fund will hold cash or cash equivalents to meet redemption requests. The fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the fund. These redemption methods will be used regularly and may also be used in deteriorating or stressed market conditions. The fund reserves the right to pay redemption proceeds with securities from the fund’s portfolio rather than in cash (redemptions in-kind), as described under “Large Redemptions.” Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the fund’s net assets in order to minimize the effect of large redemptions on the fund and its remaining shareholders. In general, any redemptions in-kind will represent a pro-rata distribution of the fund’s securities, subject to certain limited exceptions. Redemptions in-kind may be used regularly in circumstances as described above (generally if the shareholder is able to accept securities in-kind) and may also be used in stressed market conditions.

The fund, along with other T. Rowe Price Funds, is a party to an interfund lending exemptive order received from the SEC that permits the T. Rowe Price Funds to borrow money from and/or lend money to other T. Rowe Price Funds to help the funds meet short-term redemptions and liquidity needs.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be composed of holdings with reduced liquidity or lengthy settlement periods, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through interfund lending or short-term borrowing arrangements (if available) or by redeeming a large redemption request in-kind.

Lending of Portfolio Securities

The fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in

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investments that decline in value, default, or do not perform as well as expected. Cash collateral from securities lending is invested in a T. Rowe Price short-term bond or money market fund.

The SAI contains more detailed information about the fund and its investments, operations, and expenses. The fund’s investments may be subject to further restrictions and risks described in the SAI.

PORTFOLIO TURNOVER

Turnover is an indication of frequency of trading. Each time the fund purchases or sells a security, it incurs a cost. This cost is reflected in the fund’s net asset value but not in its operating expenses. The higher the turnover rate, the higher the transaction costs and the greater the impact on the fund’s total return. Higher turnover can also increase the possibility of taxable capital gain distributions. The fund’s portfolio turnover rates are shown in the Financial Highlights tables.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables, which provide information about each class’ financial history, are based on a single share outstanding throughout the periods shown. The tables are part of the fund’s financial statements, which are included in its annual report and are incorporated by reference into the SAI (available upon request). The financial statements in the annual report were audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

Investor Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18		10/31/17
NET ASSET VALUE
Beginning of period	$22.07	$18.40	$16.15	$20.91		$16.39

Investment activities
Net investment income(1)(2)	0.12	0.11	0.16	0.22		0.10
Net realized and unrealized gain/ loss	2.75	3.71	3.21	(3.09)		4.62
Total from investment activities	2.87	3.82	3.37	(2.87)		4.72

Distributions
Net investment income	(0.10)	(0.15)	(0.23)	(0.10)		(0.13)
Net realized gain	(0.02)	—	(0.89)	(1.79)		(0.07)
Total distributions	(0.12)	(0.15)	(1.12)	(1.89)		(0.20)

NET ASSET VALUE End of period	$24.82	$22.07	$18.40	$16.15		$20.91

Ratios/Supplemental Data

Total return(2)(3)		12.99%	20.87%	22.22%	(15.17)%	29.24%

Ratios to average net assets:(2)
Gross expenses before waivers/ payments by Price Associates		0.91%	0.92%	0.94%	0.93%	0.93%
Net expenses after waivers/ payments by Price Associates		0.91%	0.92%	0.94%	0.93%	0.93%
Net investment income		0.48%	0.57%	0.90%	1.15%	0.53%

Portfolio turnover rate		48.0%	59.6%	44.9%	50.2%	71.3%
Net assets, end of period (in millions)		$2,662	$2,853	$2,405	$2,169	$2,793

(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

I Class
	Year Ended 10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
NET ASSET VALUE
Beginning of period	$22.13	$18.43	$16.18	$20.94	$16.41

Investment activities
Net investment income(1)(2)	0.17	0.15	0.18	0.25	0.15
Net realized and unrealized gain/ loss	2.73	3.70	3.21	(3.10)	4.59
Total from investment activities	2.90	3.85	3.39	(2.85)	4.74

Distributions
Net investment income	(0.12)	(0.15)	(0.25)	(0.12)	(0.14)
Net realized gain	(0.02)	—	(0.89)	(1.79)	(0.07)
Total distributions	(0.14)	(0.15)	(1.14)	(1.91)	(0.21)

NET ASSET VALUE End of period	$24.89	$22.13	$18.43	$16.18	$20.94

Ratios/Supplemental Data

Total return(2)(3)	13.09%	21.00%	22.34%	(15.06)%	29.35%

Ratios to average net assets:(2)
Gross expenses before waivers/ payments by Price Associates	0.81%	0.81%	0.82%	0.82%	0.82%
Net expenses after waivers/ payments by Price Associates	0.81%	0.81%	0.82%	0.82%	0.82%
Net investment income	0.66%	0.77%	1.07%	1.28%	0.79%

Portfolio turnover rate	48.0%	59.6%	44.9%	50.2%	71.3%
Net assets, end of period (in millions)	$1,198	$791	$425	$324	$353
(1) Per share amounts calculated using average shares outstanding method.

(2) Includes the impact of expense-related arrangements with Price Associates.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

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FINANCIAL HIGHLIGHTS	For a share outstanding throughout the period

Z Class
	2/22/21(1) Through 10/31/21
NET ASSET VALUE
Beginning of period	$27.46

Investment activities
Net investment income(2)(3)	0.32
Net realized and unrealized gain/loss	(2.81	)(4)
Total from investment activities	(2.49)

NET ASSET VALUE End of period	$24.97

Ratios/Supplemental Data

Total return(3)(5)	(9.07)%

Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.81	%(6)
Net expenses after waivers/payments by Price Associates	0.00	%(6)
Net investment income	1.81	%(6)

Portfolio turnover rate	48.0%
Net assets, end of period (in thousands)	$296,120

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) Includes the impact of expense-related arrangements with Price Associates.

(4) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(5) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.

(6) Annualized

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Most T. Rowe Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter. At the discretion of the investment

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adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. In addition, most T. Rowe Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. A description of T. Rowe Price’s policies and procedures with respect to the disclosure of portfolio information is available in the SAI.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	3

The following policies and procedures generally apply to Investor Class, I Class, Advisor Class, R Class, and Z Class accounts in the T. Rowe Price Funds. The front cover and Section 1 of this prospectus indicate which share classes are available for the fund.

INVESTING WITH T. ROWE PRICE

This section of the prospectus explains the basics of investing with T. Rowe Price and describes some of the different share classes that may be available. Certain share classes can be held directly with T. Rowe Price, while other share classes must typically be held through a financial intermediary, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers. The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services.

AVAILABLE SHARE CLASSES

Each class of a fund’s shares represents an interest in the same fund with the same investment program and investment policies. However, each class is designed for a different type of investor and has a different cost structure primarily due to shareholder services or distribution arrangements that may apply only to that class. For example, certain classes may make payments to financial intermediaries for various administrative services they provide (commonly referred to as administrative fee payments (AFP) and/or make payments to certain financial intermediaries for distribution of the fund’s shares (commonly referred to as 12b-1 fee payments). Determining the most appropriate share class depends on many factors, including how much you plan to invest, whether you are investing directly in the fund or through a financial intermediary, and whether you are investing on behalf of a person or an organization.

This section generally describes the differences between Investor Class, I Class, Advisor Class, R Class, and Z Class shares. This section does not describe the policies that apply to accounts in T. Rowe Price Institutional Funds and certain other types of funds. Policies for these other funds are described in their respective prospectuses, and all available share classes for the T. Rowe Price Funds are described more fully in the funds’ Statement of Additional Information. While many T. Rowe Price Funds are offered in more than one share class, not all funds offer all of the share classes described in this section.

Investor Class

A T. Rowe Price Fund that does not include the term “institutional” or indicate a specific share class as part of its name is considered to be the Investor Class of that fund. The Investor Class is

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available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly from T. Rowe Price or through a retirement plan or financial intermediary. The Investor Class does not impose sales charges and does not make any 12b-1 fee payments to financial intermediaries but may make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. In addition, you may also incur brokerage commissions and other charges when buying or selling Investor Class shares through a financial intermediary. For investors holding the Investor Class through the T. Rowe Price® ActivePlus Portfolios program, the terms and conditions of the program will be applicable.

I Class

The I Class may be purchased directly from T. Rowe Price or through a financial intermediary. The I Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries. However, you may incur brokerage commissions and other charges when buying or selling I Class shares through a financial intermediary.

The I Class requires a $500,000 minimum initial investment per fund per account registration; although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Certain qualifying accounts are eligible to invest in the I Class at a lower investment minimum through programs available to investors holding their accounts directly with T. Rowe Price, including, but not limited to, programs for which T. Rowe Price or its affiliate has discretionary authority. For investors eligible for the I Class through such programs, the terms and conditions, including applicable minimums, of the respective program will apply. Certain accounts, including most T. Rowe Price Brokerage sweep accounts and small business retirement plans with more than one participant that are held directly with T. Rowe Price, are not eligible to invest in the I Class, regardless of account balance.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and advisers. The Advisor Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.25% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling Advisor Class shares through a financial intermediary.

The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of Advisor Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an

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eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the Advisor Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class following notice to the financial intermediary or investor.

R Class

The R Class is designed to be sold through financial intermediaries for employer-sponsored defined contribution retirement plans and certain other retirement accounts. The R Class must be purchased through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class does not impose sales charges but may make 12b-1 fee payments at an annual rate of up to 0.50% of the class’ average daily net assets and may also separately make administrative fee payments at an annual rate of up to 0.15% of the class’ average daily net assets. You may also incur other fees or charges when buying or selling R Class shares through a financial intermediary.

The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment. Purchases of R Class shares for which the required agreement with T. Rowe Price has not been executed or that are not made through an eligible financial intermediary are subject to rejection or cancellation without prior notice to the financial intermediary or investor, and accounts that are no longer eligible for the R Class (including any accounts that are no longer serviced by a financial intermediary or for which the financial intermediary does not accept or assess 12b-1 fee payments) may be converted to the Investor Class or Advisor Class following notice to the financial intermediary or investor.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. There is no minimum initial investment and no minimum for additional purchases. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES

Administrative Fee Payments (Investor Class, Advisor Class, and R Class)

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the funds’ transfer agent. Investor Class, Advisor Class, and R Class shares may make administrative fee payments to retirement plan recordkeepers, broker-dealers, and other financial intermediaries (at an annual rate of up to 0.15% of the class’ average daily net assets) for transfer agency, recordkeeping, and other administrative services that they provide on behalf of the funds. These administrative services may include maintaining account records for each customer; transmitting purchase and redemption orders; delivering shareholder confirmations, statements, and tax forms; and

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	31

providing support to respond to customers’ questions regarding their accounts. Except for funds that have an all-inclusive management fee, these separate administrative fee payments are reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

12b-1 Fee Payments (Advisor Class and R Class)

Mutual funds are permitted to adopt a 12b-1 plan to pay certain expenses associated with the distribution of the fund’s shares out of the fund’s assets. Each fund offering Advisor Class and/or R Class shares has adopted a 12b-1 plan under which those classes may make payments (for the Advisor Class, at an annual rate of up to 0.25% of the class’ average daily net assets, and for the R Class, at an annual rate of up to 0.50% of the class’ average daily net assets) to various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, for distribution and/or shareholder servicing of the Advisor Class and R Class shares. The 12b-1 plans provide for the class to pay such fees to the fund’s distributor and for the distributor to then pay such fees to the financial intermediaries that provide services for the class and/or make the class available to investors.

For the Advisor Class, distribution payments may include payments to financial intermediaries for making the Advisor Class shares available to their customers (for example, providing the fund with “shelf space” or inclusion on a “preferred list” or “supermarket” platform). For the R Class, distribution payments may include payments to financial intermediaries for making the R Class shares available as investment options to retirement plans and retirement plan participants, assisting plan sponsors in conducting searches for investment options, and providing ongoing monitoring of investment options.

Shareholder servicing payments under the plans may include payments to financial intermediaries for providing shareholder support services to existing shareholders of the Advisor Class and R Class. These payments may be more or less than the costs incurred by the financial intermediaries. Because the fees are paid from the Advisor Class or R Class net assets on an ongoing basis, they will increase the cost of your investment over time. In addition, payments of 12b-1 fees may influence your financial adviser’s recommendation of the fund or of any particular share class of the fund. Payments of 12b-1 fees are reflected in the “Distribution and service (12b-1) fees” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

Additional Compensation to Financial Intermediaries

In addition to the administrative fee payments made by the Investor Class, Advisor Class, and R Class, and the 12b-1 payments made by the Advisor Class and R Class, T. Rowe Price or the fund’s distributor will, at their own expense, provide compensation to certain financial intermediaries that have sold shares of or provide shareholder or other services to the T. Rowe Price Funds, commonly referred to as revenue sharing. These payments may be in the form of asset-based, transaction-based, or flat payments. These payments are used to compensate third parties for distribution and shareholder servicing activities, including subaccounting, sub-transfer agency, or other services. Some of these payments may include expense reimbursements and meeting and marketing support payments (out of T. Rowe Price’s or the

T. ROWE PRICE	32

fund’s distributor’s own resources and not as an expense of the funds) to financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and investment advisers, in connection with the sale, distribution, marketing, and/or servicing of the T. Rowe Price Funds. The Statement of Additional Information provides more information about these payment arrangements.

The receipt of, or the prospect of receiving, these payments and expense reimbursements from T. Rowe Price or the fund’s distributor may influence financial intermediaries, plan sponsors, and other third parties to offer or recommend T. Rowe Price Funds over other investment options for which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive these payments and/or expense reimbursements may elevate the prominence of the T. Rowe Price Funds by, for example, placing the T. Rowe Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the T. Rowe Price Funds in various ways. Since these additional payments are not paid by a fund directly, these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the T. Rowe Price Funds or the amount that is invested in a T. Rowe Price Fund on behalf of an investor. You may ask your financial intermediary for more information about any payments they receive from T. Rowe Price or the fund’s distributor.

Comparison of Fees

The following table summarizes the distribution and service (12b-1) fee and administrative fee arrangements applicable to each class based on its average daily net assets.

Class	12b-1 Fee Payments	Administrative Fee Payments
Investor Class	None	Up to 0.15% per year
I Class	None	None
Advisor Class	Up to 0.25% per year	Up to 0.15% per year
R Class	Up to 0.50% per year	Up to 0.15% per year
Z Class	None	None
ACCOUNT SERVICE FEE

Investor Class

In an effort to help offset the disproportionately high costs incurred by the funds in connection with servicing lower-balance accounts that are held directly with the T. Rowe Price Funds’ transfer agent, an annual $20 account service fee (paid to T. Rowe Price Services, Inc., or one of its affiliates) is charged to certain Investor Class accounts with a balance below $10,000. The determination of whether a fund account is subject to the account service fee is based on account balances and services selected for accounts as of the last business day of August of each calendar year. The fee may be charged to an account with a balance below $10,000 for any reason, including market fluctuation and recent redemptions. The fee, which is automatically deducted from an account by redeeming fund shares, is typically charged to accounts in early September each calendar year. Such redemption may result in a taxable gain or loss to you.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	33

The account service fee generally does not apply to fund accounts that are held through a financial intermediary, participant accounts in employer-sponsored retirement plans for which T. Rowe Price Retirement Plan Services provides recordkeeping services, accounts held through the T. Rowe Price® ActivePlus Portfolios program, or money market funds that are used as a T. Rowe Price Brokerage sweep account. The account service fee is automatically waived for accounts that satisfy any of the following conditions as of the last business day in August:

• Any accounts for which the shareholder has elected to receive electronic delivery of all of the following: account statements, transaction confirmations, prospectuses, and shareholder reports (paper copies of fund documents are available, free of charge, upon request, to any shareholder regardless of whether the shareholder has elected electronic delivery);

• Any accounts of a shareholder with at least $50,000 in total assets with T. Rowe Price (for this purpose, total assets include investments through T. Rowe Price Brokerage and investments in T. Rowe Price Funds, except for those held through a retirement plan for which T. Rowe Price Retirement Plan Services provides recordkeeping services); or

• Certain accounts enrolled in the T. Rowe Price Summit Program—visit troweprice.com or call 1-800-332-6161 for more information.

T. Rowe Price reserves the right to authorize additional waivers for other types of accounts or to modify the conditions for assessment of the account service fee. Fund shares held in a T. Rowe Price IRA, Education Savings Account, or small business retirement plan account (including certain 403(b) plan accounts) are subject to the account service fee and may be subject to additional administrative fees when distributing all fund shares from such accounts.

POLICIES FOR OPENING AN ACCOUNT

Investor Class and I Class shares may be purchased directly from T. Rowe Price or through various financial intermediaries. Advisor Class and R Class shares must be purchased through a financial intermediary (except for certain retirement plans held directly with T. Rowe Price). If you are opening an account through an employer-sponsored retirement plan or other financial intermediary, you should contact the retirement plan or financial intermediary for information regarding its policies on opening an account, including the policies relating to purchasing, exchanging, and redeeming shares, and the applicable initial and subsequent investment minimums.

Tax Identification Number

Investors must provide T. Rowe Price with a valid Social Security number or taxpayer identification number on a signed new account form or Form W-9, and financial intermediaries must provide T. Rowe Price with their certified taxpayer identification number. Otherwise, federal law requires the funds to withhold a percentage of dividends, capital gain distributions, and redemptions and may subject you or the financial intermediary to an

T. ROWE PRICE	34

Internal Revenue Service fine. If this information is not received within 60 days of the account being established, the account may be redeemed at the fund’s then-current net asset value.

Important Information Required to Open a New Account

Pursuant to federal law, all financial institutions must obtain, verify, and record information that identifies each person or entity that opens an account. This information is needed not only for the account owner and any other person who opens the account, but also for any person who has authority to act on behalf of the account.

When you open an account, you will be asked for the name, U.S. street address (post office boxes are not acceptable), date of birth, and Social Security number or taxpayer identification number for each account owner and person(s) opening an account on behalf of others, such as custodians, agents, trustees, or other authorized signers. When opening an entity account, you will be asked to identify and provide personal information for: (i) any individual who, either directly or indirectly, owns 25% or more of the equity interest of the entity and (ii) a single individual who controls, manages, or directs the entity. Corporate and other institutional accounts require documents showing the existence of the entity (such as articles of incorporation or partnership agreements) to open an account. Certain other fiduciary accounts (such as trusts or power of attorney arrangements) require documentation, which may include an original or certified copy of the trust agreement or power of attorney, to open an account.

T. Rowe Price will use this information to verify the identity of the person(s)/entity opening the account. An account cannot be opened until all of this information is received. If the identity of the account holder cannot be verified, T. Rowe Price is authorized to take any action permitted by law, including, but not limited to, restricting additional purchases, freezing the account, or involuntarily redeeming the shares in the account at the net asset value calculated the day the account is redeemed.

Institutional investors and financial intermediaries should call Client Account Management at 1-800-638-8790 for more information on these requirements, as well as to be assigned an account number and instructions for opening an account. Other investors should call Investor Services at 1-800-638-5660 for more information about these requirements.

The funds are generally available only to investors residing in the United States. In addition, nongovernment money market funds that operate as “retail money market funds” pursuant to Rule 2a-7 under the Investment Company Act of 1940 are required to limit their beneficial owners to natural persons. An investor in a retail money market fund is required to demonstrate eligibility (for example, by providing a valid Social Security number) before an account can be opened.

INFORMATION ABOUT ACCOUNTS IN T. ROWE PRICE FUNDS	35

PRICING OF SHARES AND TRANSACTIONS

How and When Shares Are Priced

The trade date for your transaction request depends on the day and time that T. Rowe Price receives your request and will normally be executed using the next share price calculated after your order is received in correct form by T. Rowe Price or its agent (or by your financial intermediary if it has the authority to accept transaction orders on behalf of the fund). The share price, also called the net asset value, for each share class of a fund is calculated as of the close of trading on the New York Stock Exchange (NYSE), which is normally 4 p.m. ET, on each day that the NYSE is open for business. Net asset values are not calculated for the funds on days when the NYSE is scheduled to be closed for trading (for example, weekends and certain U.S. national holidays). If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would typically be open for business, or if the NYSE has an unscheduled early closing on a day it has opened for business, the funds reserve the right to treat such day as a business day and accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day.

To calculate the net asset value, a fund’s assets are valued and totaled, liabilities are subtracted, and each class’ proportionate share of the balance, called net assets, is divided by the number of shares outstanding of that class. Market values are used to price portfolio holdings for which market quotations are readily available. Market values generally reflect the prices at which securities actually trade or represent prices that have been adjusted based on evaluations and information provided by the fund’s pricing services. Investments in other mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. If a market value for a portfolio holding is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the holding by taking into account various factors and methodologies that have been approved by the fund’s Board. This value may differ from the value the fund receives upon sale of the securities.

Amortized cost is used to price securities held by money market funds and certain short-term debt securities held by other funds. The retail and government money market funds, which seek to maintain a stable net asset value of $1.00, use the amortized cost method of valuation to calculate their net asset value. Amortized cost allows the money market funds to value a holding at the fund’s acquisition cost with adjustments for any premiums or discounts and then round the net asset value per share to the nearest whole cent. The amortized cost method of valuation enables the money market funds to maintain a $1.00 net asset value, but it may also result in periods during which the stated value of a security held by the funds differs from the market-based price the funds would receive if they sold that holding. The current market-based net asset value per share for each business day in the preceding six months is available for the retail and government money market funds through troweprice.com. These market-based net asset values are for informational purposes only and are not used to price transactions.

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The funds use various pricing services to provide closing market prices, as well as information used to adjust those prices and to value most fixed income securities. A fund cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair-value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. ET, except under the following circumstances. Most foreign markets close before 4 p.m. ET. For example, the most recent closing prices for securities traded in certain Asian markets may be as much as 15 hours old at 4 p.m. ET. If a fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. In deciding whether to make these adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.

A fund may also fair value certain securities or a group of securities in other situations—for example, when a particular foreign market is closed but the fund is open. For a fund that has investments in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares, the fund’s net asset value may change on days when shareholders will not be able to purchase or redeem the fund’s shares. If an event occurs that affects the value of a security after the close of the market, such as a default of a commercial paper issuer or a significant move in short-term interest rates, a fund may make a price adjustment depending on the nature and significance of the event. The funds also evaluate a variety of factors when assigning fair values to private placements and other restricted securities. Other mutual funds may adjust the prices of their securities by different amounts or assign different fair values than the fair value that the fund assigns to the same security.

The various ways you can purchase, sell, and exchange shares are explained throughout this section. These procedures differ based on whether you hold your account directly with T. Rowe Price or through an employer-sponsored retirement plan or financial intermediary.

INVESTING DIRECTLY WITH T. ROWE PRICE

The following policies apply to accounts that are held directly with T. Rowe Price and not through a financial intermediary.

Options for Opening Your Account

If you own other T. Rowe Price Funds, you should consider registering any new account identically to your existing accounts so you can exchange shares among them easily (the name(s) of the account owner(s) and the account type must be identical).

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For joint accounts or other types of accounts owned or controlled by more than one party, either owner/party has complete authority to act on behalf of all and give instructions concerning the account without notice to the other party. T. Rowe Price may, in its sole discretion, require written authorization from all owners/parties to act on the account for certain transactions (for example, to transfer ownership). There are multiple ways to establish a new account directly with T. Rowe Price.

Online In general, you can open a new Investor Class or I Class account online. Go to troweprice.com/newaccount to choose the type of account you wish to open.

You can exchange shares online from an existing account in one fund to open a new account in another fund. The new account will have the same registration as the account from which you are exchanging, and any services (other than systematic purchase and systematic distribution arrangements) that you have preauthorized will carry over from the existing account to the new account.

To open an account online for the first time or with a different account registration, you must be a U.S. citizen residing in the U.S. or a resident alien and not subject to Internal Revenue Service backup withholding. Additionally, you must provide consent to receive certain documents electronically. You will have the option of providing your bank account information, which will enable you to make electronic funds transfers to and from your bank account. To set up this banking service online, additional steps will be taken to verify your identity.

By Mail If you are sending a check, please make your check payable to T. Rowe Price Funds (otherwise it may be returned) and send the check, together with the applicable new account form, to the appropriate address. (Please refer to the appropriate address under “Contacting T. Rowe Price” later in this section to avoid a delay in opening your new account.) T. Rowe Price does not accept third-party checks for initial purchases; however, third-party checks are typically accepted for additional purchases to an existing account. In addition, T. Rowe Price does not accept purchases by cash, traveler’s checks, money orders, or credit card checks. For exchanges from an identically registered account, be sure to specify the fund(s) and account number(s) that you are exchanging out of and the fund(s) you wish to exchange into.

By Telephone Direct investors can call Shareholder Services at 1-800-225-5132 (institutional investors should call 1-800-638-8790) to exchange from an existing fund account to open a new identically registered account in another fund. You may also be eligible to open a new account by telephone and provide your bank account information in order to make an initial purchase. To set up the account and banking service by telephone, additional steps will be taken to verify your identity and the authenticity of your bank account. Although the account may be opened and the purchase made, services may not be established and an Internal Revenue Service penalty withholding may occur until we receive the necessary signed form to certify your Social Security number or taxpayer identification number.

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How Your Trade Date Is Determined

If you invest directly with T. Rowe Price and your request to purchase, sell, or exchange shares is received by T. Rowe Price or its agent in correct form by the close of the NYSE (normally 4 p.m. ET), your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value. Systematic transactions that are scheduled to occur on a date the NYSE is closed will normally be processed the next business day (except for certain retirement plan payroll deduction orders generated by T. Rowe Price where the orders are processed the day before the day the NYSE is closed).

Note: There may be times when you are unable to contact us by telephone or access your account online due to extreme market activity, the unavailability of the T. Rowe Price website, or other circumstances. Should this occur, your order must still be placed and received in correct form by T. Rowe Price prior to the time the NYSE closes to be priced at that business day’s net asset value. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET.

Transaction Confirmations

T. Rowe Price sends immediate confirmations for most of your fund transactions. However, certain transactions, such as systematic purchases and systematic redemptions, dividend reinvestments, checkwriting redemptions from money market funds, and transactions in money market funds used as a brokerage sweep account, do not receive an immediate transaction confirmation but are reported on your account statement. Please review transaction confirmations and account statements as soon as you receive them, and promptly report any discrepancies to Shareholder Services.

Telephone and Online Account Transactions

You may access your accounts and conduct most transactions involving Investor Class or I Class accounts using the telephone or the T. Rowe Price website at troweprice.com. Telephone conversations are recorded.

Preventing Unauthorized Transactions

The T. Rowe Price Funds and their agents use reasonably designed procedures to verify that telephone, electronic, and other instructions are genuine. These procedures include, among other things, recording telephone calls; requiring personalized security codes or other information online and certain identifying information for telephone calls; requiring Medallion signature guarantees for certain transactions and account changes; and promptly sending confirmations of transactions and address changes. For transactions conducted online, we recommend the use of a secure internet browser.

T. Rowe Price Account Protection Program Shareholders who invest in the T. Rowe Price Funds directly are eligible for the Account Protection Program. The Account Protection

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Program restores eligible losses due to unauthorized or fraudulent activity, provided that you follow all security best practices when you access and maintain your account(s). T. Rowe Price reserves the right to modify or withdraw the Account Protection Program at any time. The Account Protection Program security best practices and additional information may be accessed online at troweprice.com/personal-investing/help/policies-and-security/account-protection-program.html.

If our verification procedures are followed, and the losses are not eligible to be restored under the Account Protection Program, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions.

If you suspect any unauthorized account activity, notice errors or discrepancies in your T. Rowe Price account, or are not receiving your T. Rowe Price account statements, please contact T. Rowe Price immediately.

Trusted Contacts Investors who hold shares of a T. Rowe Price Fund directly or through a T. Rowe Price Brokerage account have the option to add one or more trusted contacts to their brokerage and mutual fund accounts. Trusted contacts are intended to be a resource to help protect client assets. Any individuals designated as a trusted contact will be authorized to serve as a primary contact if T. Rowe Price has questions or concerns related to potentially fraudulent account activity, suspected financial exploitation, or to confirm your contact information if we are unable to reach you (but are not authorized to act on your account). For more information or to add trusted contacts to your account, visit troweprice.com or call 1-800-225-5132.

If you are age 65 or older, or if you are age 18 or older and we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may place a temporary hold on the disbursement of redemption proceeds from your account in an effort to protect you if we reasonably believe that you have been or will be the victim of actual or attempted financial exploitation. You will receive notice of this temporary delay, and it will be for no more than 15 business days while we conduct an internal review of the suspected financial exploitation (including contacting your trusted contact if one is on file). We may delay an additional 10 business days if T. Rowe Price reasonably believes that actual or attempted financial exploitation has occurred or will occur. At the expiration of the hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you. Depending upon the state in which you reside, we may be required to report to the authorities suspected elder or vulnerable adult exploitation.

Purchasing Shares

Shares may be purchased in a variety of ways.

By Check Please make your check payable to the T. Rowe Price Funds. Include a new account form if establishing a new account, and include either a fund investment slip or a letter indicating the fund and your account number if adding to an existing account. Your transaction will receive the share price for the business day that the request is received by

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T. Rowe Price or its agent prior to the close of the NYSE (not the day the request is received at the post office box).

By Electronic Transfer Shares may be purchased using the Automated Clearing House system if you have established the service on your account, which allows T. Rowe Price to request payment for your shares directly from your bank account or other financial institution account. You may also arrange for a wire to be sent to T. Rowe Price (wire transfer instructions can be found at troweprice.com/wireinstructions or by calling Shareholder Services). T. Rowe Price must receive the wire by the close of the NYSE to receive that day’s share price. There is no assurance that you will receive the share price for the same day you initiated the wire from your financial institution.

By Exchange You may purchase shares of a fund using the proceeds from the redemption of shares from another fund. The redemption and purchase will receive the same trade date, and if you are establishing a new account, it will have the same registration as the account from which you are exchanging. The purchase must still generally meet the applicable minimum investment requirement.

Systematic Purchases (Automatic Asset Builder) You can instruct T. Rowe Price to automatically transfer money from your account at your bank or other financial institution at least once per month, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds that you designate. Each systematic purchase must be at least $100 per fund account to be eligible for the Automatic Asset Builder service. To automatically transfer money to your account from a bank account or through payroll deductions, complete the appropriate section of the new account form when opening a new account or complete an Account Services Form to add the service to an existing account. Prior to establishing payroll deductions, you must set up the service with T. Rowe Price so that the appropriate instructions can be provided to your employer.

Initial Investment Minimums

Investor Class accounts, other than the Retirement Income 2020 Fund and Summit Funds, require a $2,500 minimum initial investment ($1,000 minimum initial investment for IRAs; certain small business retirement accounts; and custodial accounts for minors, known as Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts). The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is waived or reduced for certain types of accounts. If you request the I Class of a particular fund when you open a new account, but the investment amount does not meet the applicable minimum, the purchase will be automatically invested in the Investor Class of the same fund (if available).

Additional Investment Minimums

Investor Class accounts, other than Summit Funds, require a $100 minimum for additional purchases, including those made through Automatic Asset Builder. Summit Funds require a $100 minimum for additional purchases through Automatic Asset Builder and a $1,000

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minimum for all other additional purchases. I Class accounts require a $100 minimum for additional purchases through Automatic Asset Builder but do not require a minimum amount for other additional purchases.

Exchanging and Redeeming Shares

Exchanges You can move money from one account to an existing, identically registered account or open a new identically registered account. For taxable accounts, an exchange from one fund to another will be reported to the Internal Revenue Service as a sale for tax purposes. (Institutional investors are restricted from exchanging into a fund that operates as a retail money market fund.) You can set up systematic exchanges so that money is automatically moved from one fund account to another on a regular basis.

Receiving Redemption Proceeds Redemption proceeds can be mailed to your account address by check or sent electronically to your bank account by Automated Clearing House transfer or bank wire. You can set up systematic redemptions and have the proceeds automatically sent via check or Automated Clearing House on a regular basis. If your request is received in correct form by T. Rowe Price or its agent on a business day prior to the close of the NYSE, proceeds are usually sent on the next business day. However, if you request a redemption from a money market fund on a business day prior to noon ET and request to have proceeds sent via bank wire, proceeds are normally sent later that same day.

Proceeds sent by Automated Clearing House transfer are usually credited to your account the second business day after the sale, and there are typically no fees associated with such payments. Proceeds sent by bank wire are usually credited to your account the next business day after the sale (except for wire redemptions from money market funds received prior to noon ET). A $5 fee will be charged for an outgoing wire of less than $5,000, in addition to any fees your financial institution may charge for an incoming wire.

If, for some reason, your request to exchange or redeem shares cannot be processed because it is not received in correct form, we will attempt to contact you as soon as administratively possible.

If you request to redeem a specific dollar amount and the market value of your account is less than the amount of your request and we are unable to contact you, your redemption will not be processed and you must submit a new redemption request in correct form.

If you change your address on an account, proceeds may not be mailed to the new address for 15 calendar days after the address change, unless we receive a letter of instruction with a Medallion signature guarantee.

Please note that large purchase and redemption requests initiated through the Automated Clearing House may be rejected, and in such instances, the transaction must be placed by calling Shareholder Services.

Checkwriting You may write an unlimited number of free checks on any money market fund and certain bond funds, with a minimum of $500 per check. Keep in mind, however, that a

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check results in a sale of fund shares; a check written on a bond fund will create a taxable event that must be reported by T. Rowe Price to the Internal Revenue Service as a redemption.

Converting to Another Share Class

You may convert from one share class of a fund to another share class of the same fund (which may have a different expense ratio) over the telephone or in writing. Although the conversion has no effect on the dollar value of your investment in the fund, the number of shares owned after the conversion may be greater or less than the number of shares owned before the conversion, depending on the net asset values of the two share classes. A conversion between share classes of the same fund is a nontaxable event. The new account will have the same registration as the account from which you are converting.

Shareholders may contact T. Rowe Price at any time to convert eligible account balances to the I Class. In addition, T. Rowe Price may conduct periodic reviews of account balances. If your account balance in a fund meets or exceeds the applicable minimum amount required for the I Class, T. Rowe Price may, but is not required to, automatically convert your Investor Class shares to I Class shares of the same fund with advance notice, which may be in writing or delivered electronically if you have a valid email address on file with T. Rowe Price. Certain account restrictions will prevent an automatic conversion. If you opt out of any automatic conversions to the I Class, your election will apply to any future periodic reviews and automatic conversions for which you may otherwise be eligible unless you contact T. Rowe Price to change your election. If T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without any advance notice to you. Automatic conversions only occur between share classes of the same fund.

Maintaining Your Account Balance

Investor Class Due to the relatively high cost to a fund of maintaining small accounts, we ask that you maintain an account balance of at least $1,000 ($10,000 for Summit Funds). If, for any reason, your balance is below this amount for three months or longer, we have the right to redeem your account at the then-current net asset value after giving you 60 days to increase your balance.

I Class To keep operating expenses lower, we ask that you maintain an account balance that at least meets the applicable I Class minimum necessary to open an account. If your investment in a fund falls below the applicable I Class minimum (even if due to market depreciation), we have the right to convert your account to a different share class in the same fund (if available) with a higher expense ratio or redeem your account at the then-current net asset value, after giving you 60 days’ advance notice to increase your balance. The redemption of your account by T. Rowe Price could result in a taxable gain or loss. However, if T. Rowe Price or its affiliates have investment discretion for your account, T. Rowe Price may convert your shares to a different share class without advance notice. Shareholders investing in a fund as part of a program that allows for a lower initial investment minimum will be subject to the applicable minimum account balance requirements of the respective program.

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The redemption of your account could result in a taxable gain or loss.

Investors holding the fund through the T. Rowe Price® ActivePlus Portfolios program will be subject to the minimum account balance requirements of the program, which may differ from the minimum account balance requirements listed above.

Eligibility Through Certain T. Rowe Price Programs

Direct investors with qualifying accounts may be eligible to invest in the I Class with a lower initial investment minimum and may be eligible to open new accounts in funds that are generally closed to new investors. For certain programs, eligibility is based on the aggregate value of qualifying accounts and certain other accounts held by direct investors in the same household. The terms and conditions of the respective program will apply and are subject to change. Contact T. Rowe Price for more information.

INVESTING THROUGH A FINANCIAL INTERMEDIARY

The following policies apply to accounts that are held through a financial intermediary.

Accounts in Investor Class and I Class shares are not required to be held through a financial intermediary, but accounts in Advisor Class and R Class shares must be held through an eligible financial intermediary (except for certain retirement plans held directly with T. Rowe Price). It is important that you contact your retirement plan or financial intermediary to determine the policies, procedures, and transaction deadlines that apply to your account. The financial intermediary may charge a fee, such as transaction fees or brokerage commissions, for its services.

Opening an Account

The financial intermediary must provide T. Rowe Price with its certified taxpayer identification number. Financial intermediaries should call Client Account Management for an account number and wire transfer instructions. In order to obtain an account number, the financial intermediary must supply the name, taxpayer identification number, and business street address for the account. (Please refer to “Contacting T. Rowe Price” later in this section for the appropriate telephone number and mailing address.) Financial intermediaries must also enter into a separate agreement with the fund or its agent.

How the Trade Date Is Determined

If you invest through a financial intermediary and your transaction request is received by T. Rowe Price or its agent in correct form by the close of the NYSE, your transaction will be priced at that business day’s net asset value. If your request is received by T. Rowe Price or its agent in correct form after the close of the NYSE, your transaction will be priced at the next business day’s net asset value unless the fund has an agreement with your financial intermediary for orders to be priced at the net asset value next computed after receipt by the financial intermediary.

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The funds have authorized certain financial intermediaries or their designees to accept orders to buy or sell fund shares on their behalf. When authorized financial intermediaries receive an order in correct form, the order is considered as being placed with the fund and shares will be bought or sold at the net asset value next calculated after the order is received by the authorized financial intermediary. The financial intermediary must transmit the order to T. Rowe Price and pay for such shares in accordance with the agreement with T. Rowe Price or the order may be canceled and the financial intermediary could be held liable for the losses. If the fund does not have such an agreement in place with your financial intermediary, T. Rowe Price or its agent must receive the request in correct form from your financial intermediary by the close of the NYSE in order for your transaction to be priced at that business day’s net asset value.

Note: The time at which transactions and shares are priced and the time until which orders are accepted by the fund or a financial intermediary may be changed in case of an emergency or if the NYSE closes at a time other than 4 p.m. ET. The funds reserve the right to not treat an unscheduled intraday disruption or closure in NYSE trading as a closure of the NYSE and still accept transactions and calculate their net asset value as of 4 p.m. ET. Should this occur, your order must still be placed and received in correct form by T. Rowe Price (or by the financial intermediary in accordance with its agreement with T. Rowe Price) prior to the time the NYSE closes to be priced at that business day’s net asset value.

Purchasing Shares

All initial and subsequent investments by financial intermediaries should be made by bank wire or electronic payment. There is no assurance that the share price for the purchase will be the same day the wire was initiated. Purchases by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management.

Investment Minimums

You should check with your financial intermediary to determine what minimum applies to your initial and additional investments.

The Retirement Income 2020 Fund and Summit Funds require a $25,000 minimum initial investment, and other funds generally require a $2,500 minimum initial investment, although the minimum is generally waived or modified for any retirement plans and financial intermediaries establishing accounts in the Investor Class, Advisor Class, or R Class. I Class accounts require a $500,000 minimum initial investment per fund for each account registration, although the minimum is generally waived for certain types of accounts.

Investments through a financial intermediary generally do not require a minimum amount for additional purchases.

Redeeming Shares

Unless otherwise indicated, redemption proceeds will be sent via bank wire to the financial intermediary’s designated bank. Redemptions by financial intermediaries are typically initiated through the National Securities Clearing Corporation or by calling Client Account Management. Normally, the fund transmits proceeds to financial intermediaries for

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redemption orders received in correct form on either the next business day or second business day after receipt of the order, depending on the arrangement with the financial intermediary. Proceeds for redemption orders received prior to noon ET for a money market fund may be sent via wire the same business day. You must contact your financial intermediary about procedures for receiving your redemption proceeds.

Please note that certain purchase and redemption requests initiated through the National Securities Clearing Corporation may be rejected, and in such instances, the transaction must be placed by contacting Client Account Management.

GENERAL POLICIES RELATING TO TRANSACTIONS

The following policies and requirements apply generally to accounts in the T. Rowe Price Funds, regardless of whether the account is held directly or indirectly with T. Rowe Price.

The funds generally do not accept orders that request a particular day or price for a transaction or any other special conditions. However, when authorized by the fund, certain institutions, financial intermediaries, or retirement plans purchasing fund shares directly with T. Rowe Price may place a purchase order unaccompanied by payment. Payment for these shares must be received by the time designated by the fund (not to exceed the period established for settlement under applicable regulations). If payment is not received by this time, the order may be canceled. The institution, financial intermediary, or retirement plan is responsible for any costs or losses incurred by the fund or T. Rowe Price if payment is delayed or not received.

U.S. Dollars All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. In addition, we request that you give us at least three business days’ notice for any purchase of $5 million or more.

Nonpayment If a check or Automated Clearing House transfer does not clear or payment for an order is not received in a timely manner, your purchase may be canceled. You (or the financial intermediary) may be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund can redeem shares in your account or another identically registered T. Rowe Price account as reimbursement. The funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

Retail Money Market Funds The retail money market funds have implemented policies and procedures designed to limit purchases to accounts beneficially owned by a natural person. Purchases of a retail money market fund may be rejected from an investor who has not demonstrated sufficient eligibility to purchase shares of the fund or from a financial intermediary that has not demonstrated adequate procedures to limit investments to natural persons. In addition, purchases may be prohibited or subject to certain conditions during periods where a liquidity fee or redemption gate is in effect.

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Liquidity Fees and Redemption Gates—Retail Money Market Funds

A money market fund that operates as a retail money market fund pursuant to Rule 2a-7 under the Investment Company Act of 1940 has the ability to impose liquidity fees of up to 2% of the value of the shares redeemed if the fund’s weekly liquid assets fall below certain thresholds, as specified in Rule 2a-7. A retail money market fund also has the ability to impose a redemption gate, which enables the fund to temporarily suspend redemptions for up to 10 business days within a 90-day period if the fund’s weekly liquid assets fall below a certain threshold, as specified in Rule 2a-7. A money market fund’s Board has ultimate discretion to determine whether or not a liquidity fee or redemption gate would be in the best interests of the fund’s shareholders and should be imposed.

A money market fund that operates as a government money market fund pursuant to Rule 2a-7 is not required to impose a liquidity fee or redemption gate upon the sale of your shares. The Boards of the T. Rowe Price money market funds that operate as government money market funds have determined that the funds do not currently intend to impose liquidity fees and redemption gates. However, the Board of a T. Rowe Price government money market fund reserves the right to impose liquidity fees and redemption gates in the future, at which point shareholders would be provided with at least 60 days’ notice prior to such a change.

If a liquidity fee is in place, all exchanges out of the fund will be subject to the liquidity fee, and if a redemption gate is in place, all exchanges out of the fund will be suspended. When a liquidity fee or redemption gate is in place, the fund may elect to not permit the purchase of shares or to subject the purchase of shares to certain conditions, which may include affirmation of the purchaser’s knowledge that a liquidity fee or a redemption gate is in effect.

Omnibus Accounts If your shares are held through a financial intermediary, T. Rowe Price may rely on the financial intermediary to assess any applicable liquidity fees or impose redemption gates on underlying shareholder accounts. In certain situations, T. Rowe Price enters into agreements with financial intermediaries maintaining omnibus accounts that require the financial intermediary to assess liquidity fees or redemption gates. There are no assurances that T. Rowe Price will be successful in ensuring that all financial intermediaries will properly assess the fees.

Please refer to Sections 1 and 2 of the retail money market fund prospectuses for more information regarding liquidity fees and redemption gates.

Large Redemptions

Large redemptions (for example, $250,000 or more) can adversely affect a portfolio manager’s ability to implement a fund’s investment strategy by causing the premature sale of securities that would otherwise be held longer. Therefore, the fund reserves the right (without prior notice) to redeem in-kind. In general, any redemptions in-kind will represent a pro-rata distribution of a fund’s securities, subject to certain limited exceptions. The redeeming shareholder will be responsible for disposing of the securities, and the shareholder will be subject to the risks that the value of the securities could decline prior to their sale, the securities

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could be difficult to sell, and brokerage fees could be incurred. If you continue to hold the securities, you may be subject to any ownership restrictions imposed by the issuers. For example, real estate investment trusts (REITs) often impose ownership restrictions on their equity securities. In addition, we request that you give us at least three business days’ notice for any redemption of $5 million or more.

Delays in Sending Redemption Proceeds

The T. Rowe Price Funds typically expect that redemption requests will be paid out to redeeming shareholders by the business day following the receipt of a redemption request that is in correct form, regardless of the method the fund uses to make such payment (for example, check, wire, or Automated Clearing House transfer). Checks are typically mailed on the business day after the redemption, proceeds sent by wire are typically credited to your financial institution the business day after the redemption, and proceeds sent by Automated Clearing House are typically credited to your financial institution on the second business day after the redemption. However, under certain circumstances, and when deemed to be in a fund’s best interests, proceeds may not be sent for up to seven calendar days after receipt of a valid redemption order (for example, during periods of deteriorating or stressed market conditions or during extraordinary or emergency circumstances).

In addition, if shares are sold that were just purchased and paid for by check or Automated Clearing House transfer, the fund will process your redemption but will generally delay sending the proceeds for up to seven calendar days to allow the check or Automated Clearing House transfer to clear. If, during the clearing period, we receive a check drawn against your newly purchased shares, it will be returned and marked “uncollected.” (The seven-day hold does not apply to purchases paid for by bank wire or automatic purchases through payroll deduction.)

The Board of a retail money market fund may elect to temporarily suspend redemptions from the fund (i.e., a “redemption gate” for up to 10 business days in a 90-day period if the fund’s weekly liquid assets fall below 30% of its total assets and the fund’s Board determines that imposing a redemption gate is in the fund’s best interests. In addition, under certain limited circumstances, the Board of a money market fund may elect to permanently suspend redemptions in order to facilitate an orderly liquidation of the fund (subject to any additional liquidation requirements).

Involuntary Redemptions and Share Class Conversions

Since nongovernment money market funds that operate as retail money market funds are required to limit their beneficial owners to natural persons, shares held directly by an investor or through a financial intermediary in these funds that are not eligible to invest in a retail money market fund are subject to involuntary redemption at any time without prior notice.

Shares held by any investors or financial intermediaries that are no longer eligible to invest in the I Class or who fail to meet or maintain their account(s) at the investment minimum are subject to involuntary redemption or conversion to the Investor Class of the same fund (which may have a higher expense ratio). Investments in Advisor Class shares that are no longer held

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through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class of the same fund following notice to the financial intermediary or shareholder. Investments in R Class shares that are no longer held on behalf of an employer-sponsored defined contribution retirement plan or other eligible R Class account or that are not held through an eligible financial intermediary may be automatically converted by T. Rowe Price to the Investor Class or Advisor Class of the same fund following notice to the financial intermediary or shareholder.

Excessive and Short-Term Trading Policy

Excessive transactions and short-term trading can be harmful to fund shareholders in various ways, such as disrupting a fund’s portfolio management strategies, increasing a fund’s trading and other costs, and negatively affecting its performance. Short-term traders in funds that invest in foreign securities may seek to take advantage of developments overseas that could lead to an anticipated difference between the price of the funds’ shares and price movements in foreign markets. While there is no assurance that T. Rowe Price can prevent all excessive and short-term trading, the Boards of the T. Rowe Price Funds have adopted the following trading limits that are designed to deter such activity and protect the funds’ shareholders. The funds may revise their trading limits and procedures at any time as the Boards deem necessary or appropriate to better detect short-term trading that may adversely affect the funds, to comply with applicable regulatory requirements, or to impose additional or alternative restrictions.

Subject to certain exceptions, each T. Rowe Price Fund restricts a shareholder’s purchases (including through exchanges) into a fund account for a period of 30 calendar days after the shareholder has redeemed or exchanged out of that same fund account (the “30-Day Purchase Block”). The calendar day after the date of redemption is considered Day 1 for purposes of computing the period before another purchase may be made.

General Exceptions As of the date of this prospectus, the following types of transactions generally are not subject to the funds’ excessive and short-term trading policy:

• Shares purchased or redeemed in money market funds and ultra short-term bond funds;

• Shares purchased or redeemed through a systematic purchase or withdrawal plan;

• Checkwriting redemptions from bond funds and money market funds;

• Shares purchased through the reinvestment of dividends or capital gain distributions;

• Shares redeemed automatically by a fund to pay fund fees or shareholder account fees;

• Transfers and changes of account registration within the same fund;

• Shares purchased by asset transfer or direct rollover;

• Shares purchased or redeemed through IRA conversions and recharacterizations;

• Shares redeemed to return an excess contribution from a retirement account;

• Transactions in Section 529 college savings plans;

• Certain transactions in defined benefit and nonqualified plans, subject to prior approval by T. Rowe Price;

• Shares converted from one share class to another share class in the same fund;

• Shares of T. Rowe Price Funds that are purchased by another T. Rowe Price Fund, including shares purchased by T. Rowe Price fund-of-funds products, and shares purchased by

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discretionary accounts managed by T. Rowe Price or one of its affiliates (please note that shareholders of the investing T. Rowe Price Fund are still subject to the policy);

• Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund as approved by T. Rowe Price; and

• Transactions having a value of $5,000 or less (retirement plans, including those for which T. Rowe Price serves as recordkeeper, and other financial intermediaries may apply the excessive and short-term trading policy to transactions of any amount).

Transactions in certain rebalancing, asset allocation, wrap, and other advisory programs, as well as non-T. Rowe Price fund-of-funds products, may also be exempt from the 30-Day Purchase Block, subject to prior written approval by T. Rowe Price.

In addition to restricting transactions in accordance with the 30-Day Purchase Block, T. Rowe Price may, in its discretion, reject (or instruct a financial intermediary to reject) any purchase or exchange into a fund from a person (which includes individuals and entities) whose trading activity could disrupt the management of the fund or dilute the value of the fund’s shares, including trading by persons acting collectively (for example, following the advice of a newsletter, blogger or social media platform). Such persons may be barred, without prior notice, from further purchases of T. Rowe Price Funds for a period longer than 30 calendar days, or permanently.

Financial Intermediary and Retirement Plan Accounts If you invest in T. Rowe Price Funds through a financial intermediary, including a retirement plan, you should review the financial intermediary’s or retirement plan’s materials carefully or consult with the financial intermediary or plan sponsor directly to determine the trading policy that will apply to your trades in the T. Rowe Price Funds as well as any other rules or conditions on transactions that may apply. If T. Rowe Price is unable to identify a transaction placed through a financial intermediary as exempt from the excessive trading policy, the 30-Day Purchase Block may apply.

Financial intermediaries, including retirement plans, may maintain their underlying accounts directly with the fund, although they often establish an omnibus account (one account with the fund that represents multiple underlying shareholder accounts) on behalf of their customers. When financial intermediaries establish omnibus accounts in the T. Rowe Price Funds, T. Rowe Price is not able to monitor the trading activity of the underlying shareholders. However, T. Rowe Price monitors aggregate trading activity at the financial intermediary (omnibus account) level in an attempt to identify activity that indicates potential excessive or short-term trading. If it detects such trading activity, T. Rowe Price may contact the financial intermediary to request personal identifying information and transaction histories for some or all underlying shareholders (including plan participants, if applicable) pursuant to a written agreement that T. Rowe Price has entered into with each financial intermediary. Any nonpublic personal information provided to the fund (for example, a shareholder’s taxpayer identification number or transaction records) is subject to the fund’s privacy policy. If T. Rowe Price believes that excessive or short-term trading has occurred and there is no exception for such trades under the funds’ Excessive and Short-Term Trading Policy as previously described,

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it will instruct the financial intermediary to impose restrictions to discourage such practices and take appropriate action with respect to the underlying shareholder, including restricting purchases for 30 calendar days or longer. Each financial intermediary has agreed to execute such instructions pursuant to a written agreement. There is no assurance that T. Rowe Price will be able to properly enforce its Excessive and Short-Term Trading Policy for omnibus accounts. Because T. Rowe Price generally relies on financial intermediaries to provide information and impose restrictions for omnibus accounts, its ability to monitor and deter excessive trading will be dependent upon the financial intermediaries’ timely performance of their responsibilities.

For shares that are held in a retirement plan, generally the 30-Day Purchase Block applies only to shares redeemed by a participant-directed exchange to another fund. However, the 30-Day Purchase Block may apply to transactions other than exchanges depending on how shares of the plan are held at T. Rowe Price or the excessive trading policy applied by your plan’s recordkeeper.

T. Rowe Price may allow a financial intermediary, including a retirement plan, to maintain restrictions on trading in the T. Rowe Price Funds that differ from the 30-Day Purchase Block. An alternative excessive trading policy would be acceptable to T. Rowe Price if it believes that the policy would provide sufficient protection to the T. Rowe Price Funds and their shareholders that is consistent with the excessive trading policy adopted by the funds’ Boards.

There is no guarantee that T. Rowe Price will be able to identify or prevent all excessive or short-term trades or trading practices.

Unclaimed Accounts and Uncashed Checks

If your account has no activity for a certain period of time and/or mail sent to you from T. Rowe Price is deemed undeliverable, T. Rowe Price may be required to transfer (i.e., escheat) your account assets, including any assets related to uncashed checks, to the appropriate state under its abandoned property laws. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will be treated as a taxable distribution to you and federal and any applicable state income tax will be withheld. This may also apply to your Roth IRA (see the T. Rowe Price Traditional and Roth IRA Disclosure and Custodial Agreement and/or the T. Rowe Price SIMPLE IRA Summary & Agreement for more information). To avoid such action, it is important to keep your account address up to date and periodically communicate with T. Rowe Price by contacting us or logging in to your account at least once every two years.

Delivery of Shareholder Documents

If two or more accounts own the same fund, share the same address, and T. Rowe Price reasonably believes that the two accounts are part of the same household or institution, we may economize on fund expenses by mailing only one shareholder report and summary prospectus or prospectus, as applicable, for the fund. If you need additional copies or do not want your mailings to be “householded,” please call Shareholder Services.

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T. Rowe Price can deliver account statements, transaction confirmations, prospectuses, proxy materials, and shareholder reports electronically. If you are a registered user of troweprice.com, you can consent to the electronic delivery of these documents by logging in and changing your mailing preferences. You can revoke your consent at any time through troweprice.com, and we will begin to send paper copies of these documents within a reasonable time after receiving your revocation.

Signature Guarantees

A Medallion signature guarantee is designed to protect you and the T. Rowe Price Funds from fraud by verifying your signature.

A shareholder or financial intermediary may need to obtain a Medallion signature guarantee in certain situations, such as:

• Requests to wire redemption proceeds when bank account information is not already authorized and on file for an account;

• Remitting redemption proceeds to any person, address, or bank account not on file;

• Establishing certain services after an account is opened; or

• Changing the account registration or broker-dealer of record for an account.

Financial intermediaries should contact T. Rowe Price Client Account Management for specific requirements.

The signature guarantee must be obtained from a financial institution that is a participant in a Medallion signature guarantee program. You can obtain a Medallion signature guarantee from certain banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. When obtaining a Medallion signature guarantee, please discuss with the guarantor the dollar amount of your proposed transaction. It is important that the level of coverage provided by the guarantor’s stamp covers the dollar amount of the transaction or it may be rejected. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

Fund Operations and Shareholder Services

T. Rowe Price and The Bank of New York Mellon, subject to the oversight of T. Rowe Price, each provide certain accounting services to the T. Rowe Price Funds. T. Rowe Price Services, Inc., acts as the transfer agent and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. These companies receive compensation from the funds for their services. The funds may also pay financial intermediaries for performing shareholder and administrative services for underlying shareholders in omnibus accounts. In addition, certain funds serve as an underlying fund in which some fund-of-funds products, the T. Rowe Price Spectrum and Retirement Funds, invest. Subject to approval by each applicable fund’s Board, each underlying fund bears its proportionate share of the direct operating expenses of the T. Rowe Price Spectrum and Retirement Funds. All of the fees previously discussed are

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included in a fund’s financial statements and, except for funds that have an all-inclusive management fee, are also reflected in the “Other expenses” line that appears in the table titled “Fees and Expenses of the Fund” in Section 1.

CONTACTING T. ROWE PRICE

If you hold shares of a fund through a financial intermediary, you must contact your financial intermediary to determine the requirements for opening a new account and placing transactions. Otherwise, please contact T. Rowe Price as follows:

Web
troweprice.com	For the most complete source of T. Rowe Price news To open an account For most account transactions
troweprice.com/paperless	To sign up for e-delivery of your statements, confirmations, prospectuses, reports, or proxy materials
Phone
Shareholder Services: 1-800-225-5132	To make a transaction, or for fund, account, and service information (for IRAs and nonretirement accounts)
Investor Services: 1-800-638-5660	To open an account (for IRAs and nonretirement accounts)
Client Account Management: 1-800-638-8790	For information and services for large institutional investors and financial intermediaries
Retirement Client Services: 1-800-492-7670	For information and services for small business retirement plans (or consult your plan administrator)
Summit Program: 1-800-332-6161	Complimentary services and resources designed to help investors make informed investment decisions Tiered client benefits based on asset level
Brokerage: 1-800-225-7720	If you hold your shares through a T. Rowe Price Brokerage account
Tele*Access®: 1-800-638-2587	To access information on fund performance, prices, account balances, and your latest transactions 24 hours a day Please note that transactions cannot be placed through Tele*Access®
Hearing Impaired	Call the applicable number with a relay operator; inquiries may also be directed to info@troweprice.com

T. Rowe Price Addresses

Please be sure to use the correct address to avoid a delay in opening your account or processing your transaction. These addresses are subject to change at any time, so please check

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troweprice.com/contactus or call the appropriate telephone number to ensure that you use the correct mailing address.

Investors (IRAs and nonretirement accounts) opening a new account or making additional purchases by check should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors (IRAs and nonretirement accounts) requesting an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Account Services P.O. Box 17468 Baltimore, MD 21298-8275	via private carriers/overnight services T. Rowe Price Account Services Mail Code 17468 4515 Painters Mill Road Owings Mills, MD 21117-4903

Investors in a small business retirement plan opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Retirement Client Services P.O. Box 17350 Baltimore, MD 21297-1350	via private carriers/overnight services T. Rowe Price Attn.: Retirement Operations 4515 Painters Mill Road Owings Mills, MD 21117-4903

Institutional investors (including financial intermediaries) opening a new account, making a purchase by check, or placing an exchange or redemption should use the following addresses:

via U.S. mail T. Rowe Price Client Account Management P.O. Box 17300 Baltimore, MD 21297-1603	via private carriers/overnight services T. Rowe Price Client Account Management Mail Code: OM-4232 4515 Painters Mill Road Owings Mills, MD 21117-4842

Note: Your transaction will receive the share price for the business day that the request is received by T. Rowe Price or its agent prior to the close of the NYSE (normally 4 p.m. ET), which could differ from the day that the request is received at the post office box.

INFORMATION ON DISTRIBUTIONS AND TAXES

Each fund intends to qualify to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to qualify, a fund

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must satisfy certain income, diversification, and distribution requirements. A regulated investment company is not subject to U.S. federal income tax at the portfolio level on income and gains from investments that are distributed to shareholders. However, if a fund were to fail to qualify as a regulated investment company and was ineligible to or otherwise did not cure such failure, the result would be fund-level taxation and, consequently, a reduction in income available for distribution to the fund’s shareholders.

To the extent possible, all net investment income and realized capital gains are distributed to shareholders.

Dividends and Other Distributions

Except for the Retirement Income 2020 Fund, dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option. For the Retirement Income 2020 Fund, subject to certain exceptions, regularly scheduled monthly dividends may generally not be reinvested. Reinvesting distributions results in compounding, which allows you to receive dividends and capital gain distributions on an increasing number of shares.

Distributions not reinvested may be paid by check or transmitted to your bank account via Automated Clearing House or may be automatically invested into another fund account. For the Retirement Income 2020 Fund, regularly scheduled monthly dividends are generally not paid by check. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the net asset value on the day of the reinvestment and to reinvest all subsequent distributions in additional shares of the fund. Interest will not accrue on amounts represented by uncashed distributions or redemption checks.

The following table provides details on dividend payments:

Dividend Payment Schedule
Fund	Dividends
Money market funds

• Shares purchased via wire that are received by T. Rowe Price by noon ET begin to earn dividends on that day. Shares purchased via a wire received after noon ET and through other methods normally begin to earn dividends on the business day after payment is received by T. Rowe Price.

• Dividends are declared daily and paid on the first business day of each month.

Bond funds, including Retirement Balanced, Retirement I Balanced—I Class, and Spectrum Income	• Shares normally begin to earn dividends on the business day after payment is received by T. Rowe Price. • Dividends are declared daily and paid on the first business day of each month.

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Dividend Payment Schedule
Fund	Dividends
These stock funds only: • Balanced • Dividend Growth • Equity Income • Equity Index 500 • Global Real Estate • Spectrum Conservative Allocation • Spectrum Moderate Allocation • Real Estate	• Dividends, if any, are declared and paid quarterly, in March, June, September, and December. • Must be a shareholder on the dividend record date.

Retirement Income 2020	• Dividends are declared and normally paid in the middle of each month.
All other funds	• Dividends, if any, are declared and paid annually, generally in December. • Must be a shareholder on the dividend record date.
All funds	• If necessary, a fund may make additional distributions in short notice to minimize any fund level tax liabilities

For funds that declare dividends daily, shares earn dividends through the date of a redemption (for redemptions from money market funds where the request is received prior to noon ET and proceeds are sent via wire, shares only earn dividends through the calendar day prior to the date of redemption). Shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date. The funds do not pay dividends in fractional cents. Any dividend amount earned for a particular day on all shares held that is one-half of one cent or greater (for example, $0.016) will be rounded up to the next whole cent ($0.02), and any amount that is less than one-half of one cent (for example, $0.014) will be rounded down to the nearest whole cent ($0.01). Please note that if the dividend payable on all shares held is less than one-half of one cent for a particular day, no dividend will be earned for that day.

If you purchase and redeem your shares through a financial intermediary, consult your financial intermediary to determine when your shares begin and stop accruing dividends as the information previously described may vary.

Capital Gain Payments

A capital gain or loss is the difference between the purchase and sale price of a security. If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is generally paid the following year. A fund may have to make additional capital gain distributions, if necessary, to comply with the applicable tax law.

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Capital gains are not expected from government or retail money market funds since they are managed to maintain a stable share price. However, if a money market fund unexpectedly has net capital gains for the year (after subtracting any capital losses), the capital gain may be declared and paid in December to shareholders of record.

Tax Information

In most cases, you will be provided information for your tax filing needs no later than mid-February.

If you invest in the fund through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, you will not be subject to tax on dividends and distributions from the fund or the sale of fund shares if those amounts remain in the tax-deferred account. You may receive a Form 1099-R or other Internal Revenue Service forms, as applicable, if any portion of the account is distributed to you.

If you invest in the fund through a taxable account, you generally will be subject to tax when:

• You sell fund shares, including an exchange from one fund to another.

• The fund makes dividend or capital gain distributions.

Additional information about the taxation of dividends for certain T. Rowe Price Funds is listed below:

Tax-Free and Municipal Funds
• Regular monthly dividends (including those from the state-specific tax-free funds) are expected to be exempt from federal income taxes.
• Exemption is not guaranteed since the fund has the right under certain conditions to invest in nonexempt securities.
• Tax-exempt dividends paid to Social Security recipients may increase the portion of benefits that is subject to tax.

• For state-specific funds, the monthly dividends you receive are generally expected to be exempt from state and local income tax of that particular state. For other funds, a small portion of your income dividend may be exempt from state and local income taxes.

• If a fund invests in certain “private activity” bonds that are not exempt from the alternative minimum tax, shareholders who are subject to the alternative minimum tax must include income generated by those bonds in their alternative minimum tax calculation. The portion of a fund’s income dividend that should be included in your alternative minimum tax calculation, if any, will be reported to you by mid-February on Form 1099-DIV.

For individual shareholders, a portion of ordinary dividends representing “qualified dividend income” received by the fund may be subject to tax at the lower rates applicable to long-term capital gains rather than ordinary income. You may report it as “qualified dividend income” in computing your taxes, provided you have held the fund shares on which the dividend was paid for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. Ordinary dividends that do not qualify for this lower rate are generally taxable at the investor’s marginal income tax rate. This includes the portion of ordinary dividends derived from interest, short-term capital gains, income and gains from derivatives, distributions from nonqualified foreign corporations, distributions from real estate investment trusts, and

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dividends received by the fund from stocks that were on loan. For taxable years ending after December 31, 2017 and before January 1, 2026, you are generally allowed a deduction of up to 20% on your qualified REIT dividends. You may not take this deduction for a dividend on shares of a fund that have been held for less than 46 days during the 91-day period beginning on the date 45 days before the ex-dividend date. Little, if any, of the ordinary dividends paid by the bond funds or money market funds is expected to qualify for treatment as qualified dividend income or qualified REIT dividends.

For corporate shareholders, a portion of ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the fund’s income consists of dividends paid by U.S. corporations. Little, if any, of the ordinary dividends paid by the international stock funds, bond funds, or money market funds is expected to qualify for this deduction. A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

A 3.8% net investment income tax is imposed on net investment income, including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly) and of estates and trusts.

If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with any necessary tax forms. You should contact your financial intermediary for the tax information that will be sent to you and reported to the Internal Revenue Service.

Taxes on Fund Redemptions

When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another fund in a taxable account is also a sale for tax purposes. As long as a money market fund maintains a stable share price of $1.00, a redemption or exchange to another fund will not result in a gain or loss for tax purposes. However, an exchange from one fund into a money market fund may result in a gain or loss on the fund from which shares were redeemed.

All or a portion of the loss realized from a sale or exchange of your fund shares may be disallowed under the “wash sale” rule if you purchase substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. Shares of the same fund you acquire through dividend reinvestment are shares purchased for the purpose of the wash sale rule and may trigger a disallowance of the

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loss for shares sold or exchanged within the 61-day period of the dividend reinvestment. Any loss disallowed under the wash sale rule is added to the cost basis of the purchased shares.

T. Rowe Price (or your financial intermediary) will make available to you Form 1099-B, if applicable, no later than mid-February, providing certain information for each sale you made in the fund during the prior year. Unless otherwise indicated on your Form 1099-B, this information will also be reported to the Internal Revenue Service. For mutual fund shares acquired prior to 2012 in most accounts established or opened by exchange in 1984 or later, our Form 1099-B will provide you with the gain or loss on the shares you sold during the year based on the average cost single category method. This information on average cost and gain or loss from sale is not reported to the Internal Revenue Service. For these mutual fund shares acquired prior to 2012, you may calculate the cost basis using other methods acceptable to the Internal Revenue Service, such as specific identification.

For mutual fund shares acquired after 2011, federal income tax regulations require us to report the cost basis information on Form 1099-B using a cost basis method selected by the shareholder in compliance with such regulations or, in the absence of such selected method, our default method if you acquire your shares directly from T. Rowe Price. Our default method is average cost. For any fund shares acquired through a financial intermediary after 2011, you should check with your financial intermediary regarding the applicable cost basis method. You should note that the cost basis information reported to you may not always be the same as what you should report on your tax return because the rules applicable to the determination of cost basis on Form 1099-B may be different from the rules applicable to the determination of cost basis for reporting on your tax return. Therefore, you should save your transaction records to make sure the information reported on your tax return is accurate. T. Rowe Price and financial intermediaries are not required to issue a Form 1099-B to report sales of money market fund shares.

To help you maintain accurate records, T. Rowe Price will make available to you a confirmation promptly following each transaction you make (except for systematic purchases and systematic redemptions) and a year-end statement detailing all of your transactions in each fund account during the year. If you hold your fund through a financial intermediary, the financial intermediary is responsible for providing you with transaction confirmations and statements.

Taxes on Fund Distributions

T. Rowe Price (or your financial intermediary) will make available to you, as applicable, generally no later than mid-February, a Form 1099-DIV, or other Internal Revenue Service forms, as required, indicating the tax status of any income dividends, dividends exempt from federal income taxes, and capital gain distributions made to you. This information will be reported to the Internal Revenue Service. Taxable distributions are generally taxable to you in the year in which they are paid. A dividend declared in October, November, or December and paid in the following January is generally treated as taxable to you as if you received the distribution in December. Dividends from tax-free funds are generally expected to be tax-exempt for federal income tax purposes. Your bond fund and money market fund dividends

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for each calendar year will include dividends accrued up to the first business day of the next calendar year. Ordinary dividends and capital gain dividends may also be subject to state and local taxes. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state and local income taxes.

Taxable distributions are subject to tax whether reinvested in additional shares or received in cash.

The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held the shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income, and gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains. If you realized a loss on the sale or exchange of fund shares that you held for six months or less, your short-term capital loss must be reclassified as a long-term capital loss to the extent of any long-term capital gain distributions received during the period you held the shares. For funds investing in foreign instruments, distributions resulting from the sale of certain foreign currencies, currency contracts, and the foreign currency portion of gains on debt instruments are taxed as ordinary income. Net foreign currency losses may cause monthly or quarterly dividends to be reclassified as returns of capital.

A fund’s distributions that have exceeded the fund’s earnings and profits for the relevant tax year may be treated as a return of capital to its shareholders. A return of capital distribution is generally nontaxable but reduces the shareholder’s cost basis in the fund, and any return of capital in excess of the cost basis will result in a capital gain.

The tax status of certain distributions may be recharacterized on year-end tax forms, such as your Form 1099-DIV. Distributions made by a fund may later be recharacterized for federal income tax purposes—for example, from taxable ordinary income dividends to returns of capital. A recharacterization of distributions may occur for a number of reasons, including the recharacterization of income received from underlying investments, such as REITs, and distributions that exceed taxable income due to losses from foreign currency transactions or other investment transactions. Certain funds, including international bond funds and funds that invest significantly in REITs, are more likely to recharacterize a portion of their distributions as a result of their investments. The Retirement Income 2020 Fund is also more likely to have some or all of its distributions recharacterized as returns of capital because of the predetermined monthly distribution amount.

If the fund qualifies and elects to pass through nonrefundable foreign income taxes paid to foreign governments during the year, your portion of such taxes will be reported to you as taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for those amounts. There can be no assurance that a fund will meet the requirements to pass through foreign income taxes paid.

If you are subject to backup withholding, we will have to withhold a 24% backup withholding tax on distributions and, in some cases, redemption payments. You may be subject to backup

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withholding if we are notified by the Internal Revenue Service to withhold, you have failed one or more tax certification requirements, or our records indicate that your tax identification number is missing or incorrect. Backup withholding is not an additional tax and is generally available to credit against your federal income tax liability with any excess refunded to you by the Internal Revenue Service.

The following table provides additional details on distributions for certain funds:

Taxes on Fund Distributions
Tax-Free and Municipal Funds

• Gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses.

• Payments received or gains realized on certain derivative transactions may result in taxable ordinary income or capital gains.

• To the extent the fund makes such investments, the likelihood of a taxable distribution will be increased.

Limited Duration Inflation Focused Bond, U.S. Limited Duration TIPS Index Fund, and Inflation Protected Bond Funds

• Inflation adjustments on Treasury Inflation Protected Securities that exceed deflation adjustments for the year will be distributed as ordinary income.

• In computing the distribution amount, the funds cannot reduce inflation adjustments by short- or long-term capital losses from the sales of securities.

• Net deflation adjustments for a year may result in all or a portion of dividends paid earlier in the year being treated as a return of capital.

Fund-of-Funds
• Distributions by the underlying funds and changes in asset allocations may result in taxable distributions of ordinary income or capital gains.

Tax Consequences of Liquidity Fees

It is currently anticipated that shareholders of retail money market funds that impose a liquidity fee may generally treat the liquidity fee as offsetting the shareholder’s amount realized on the redemption (thereby decreasing the shareholder’s gain, or increasing the shareholder’s loss, on the redeemed amount). A fund that imposes a liquidity fee anticipates using 100% of the fee to help repair a market-based net asset value per share that was below $1.00.

Because the retail money market funds use amortized cost to maintain a stable share price of $1.00, in the event that a liquidity fee is imposed, a fund may need to distribute to its remaining shareholders sufficient value to prevent the fund from breaking the buck on the upside (i.e., by rounding up to $1.01 in pricing its shares) if the imposition of a liquidity fee causes the fund’s market-based net asset value to reach $1.0050. To the extent that a fund has sufficient earnings and profits to support the distribution, the additional dividends would be taxable as ordinary income to shareholders and would be eligible for deduction by the fund. Any distribution in excess of the fund’s earnings and profits would be treated as a return of capital, which would reduce your cost basis in the fund shares.

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Tax Consequences of Hedging

Entering into certain transactions involving options, futures, swaps, and forward currency exchange contracts may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in a fund being required to distribute gains on such transactions even though it did not close the contracts during the year or receive cash to pay such distributions. The fund may not be able to reduce its distributions for losses on such transactions to the extent of unrealized gains in offsetting positions.

Tax Effect of Buying Shares Before an Income Dividend or Capital Gain Distribution

If you buy shares before or on the record date—the date that establishes you as the person to receive the upcoming distribution—you may receive a portion of the money you invested in the form of a taxable distribution. Therefore, you may wish to find out a fund’s record date before investing. In addition, a fund’s share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions. Such distributions can occur even in a year when the fund has a negative return. The amount of capital gains realized by the fund is dependent upon the price at which securities are sold compared with the cost basis of those securities. When evaluating investment opportunities and deciding to sell a particular holding, a portfolio manager may consider the fund’s cash position relative to the cash needed to meet shareholder redemptions and/or purchase other securities and may identify certain shares with a specific cost basis to be sold in an attempt to minimize capital gains distributions. Additional information is available in the fund’s annual and semiannual shareholder reports.

RIGHTS RESERVED BY THE FUNDS

T. Rowe Price Funds and their agents, in their sole discretion, reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary (including, but not limited to, orders deemed to result in excessive trading, market timing, or 5% ownership); (5) to cease offering fund shares at any time to all or certain groups of investors; (6) to freeze any account and suspend account services when notice has been received of a dispute regarding the ownership of the account, or a legal claim against an account, upon initial notification to T. Rowe Price of a shareholder’s death until T. Rowe Price receives required documentation in correct form, or if there is reason to believe a fraudulent transaction may occur; (7) to otherwise modify the conditions of purchase and modify or terminate any services at any time; (8) to waive any wire, small account, maintenance, or fiduciary fees charged to a group of shareholders; (9) to act on instructions reasonably believed to be genuine; (10) to involuntarily redeem an account at the net asset value calculated the day the account is redeemed when permitted by law, including in cases of threatening conduct, suspected fraudulent or illegal activity, or if the fund or its agent

T. ROWE PRICE	62

is unable, through its procedures, to verify the identity of the person(s) or entity opening an account; and (11) for money market funds, to suspend redemptions to facilitate an orderly liquidation.

The fund’s Statement of Additional Information, which contains a more detailed description of the fund’s operations, investment restrictions, policies, and practices, has been filed with the SEC. The Statement of Additional Information is incorporated by reference into this prospectus, which means that it is legally part of this prospectus even if you do not request a copy. Further information about the fund’s investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. These documents and updated performance information are available through troweprice.com. For inquiries about the fund and to obtain free copies of any of these documents, call 1-800-638-5660. If you invest in the fund through a financial intermediary, you should contact your financial intermediary for copies of these documents.

Fund reports and other fund information are available on the EDGAR Database on the SEC’s internet site at sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202

1940 Act File No. 811-2958	F39-040 3/1/22

STATEMENT OF ADDITIONAL INFORMATION

This is the Statement of Additional Information (SAI) for all of the funds listed below. It is divided into two parts (Part I and Part II). Part I primarily contains information that is particular to each fund, while Part II contains information that generally applies to all of the mutual funds sponsored and managed by T. Rowe Price Associates, Inc. (Price Funds).

The date of this Statement of Additional Information is March 1, 2022.

T. ROWE PRICE ALL-CAP OPPORTUNITIES FUND, INC. (FORMERLY T. ROWE PRICE NEW AMERICA GROWTH FUND, INC.)
T. Rowe Price All-Cap Opportunities Fund (formerly T. Rowe Price New America Growth Fund)	PRWAX
T. Rowe Price All-Cap Opportunities Fund—Advisor Class (formerly T. Rowe Price New America Growth Fund—Advisor Class)	PAWAX
T. Rowe Price All-Cap Opportunities Fund—I Class (formerly T. Rowe Price New America Growth Fund—I Class)	PNAIX
T. ROWE PRICE BALANCED FUND, INC.
T. Rowe Price Balanced Fund	RPBAX
T. Rowe Price Balanced Fund—I Class	RBAIX
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
T. Rowe Price Blue Chip Growth Fund	TRBCX
T. Rowe Price Blue Chip Growth Fund—Advisor Class	PABGX
T. Rowe Price Blue Chip Growth Fund—I Class	TBCIX
T. Rowe Price Blue Chip Growth Fund—R Class	RRBGX
T. Rowe Price Blue Chip Growth Fund—Z Class	TRZBX
T. ROWE PRICE CAPITAL APPRECIATION FUND, INC.
T. Rowe Price Capital Appreciation Fund	PRWCX
T. Rowe Price Capital Appreciation Fund—Advisor Class	PACLX
T. Rowe Price Capital Appreciation Fund—I Class	TRAIX
T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
T. Rowe Price Communications & Technology Fund	PRMTX
T. Rowe Price Communications & Technology Fund—I Class	TTMIX
T. ROWE PRICE CORPORATE INCOME FUND, INC.
T. Rowe Price Corporate Income Fund	PRPIX
T. Rowe Price Corporate Income Fund—I Class	TICCX
T. Rowe Price Corporate Income Fund—Z Class	TRZCX
T. ROWE PRICE CREDIT OPPORTUNITIES FUND, INC.
T. Rowe Price Credit Opportunities Fund	PRCPX
T. Rowe Price Credit Opportunities Fund—Advisor Class	PAOPX
T. Rowe Price Credit Opportunities Fund—I Class	TCRRX
T. ROWE PRICE DIVERSIFIED MID-CAP GROWTH FUND, INC.
T. Rowe Price Diversified Mid-Cap Growth Fund	PRDMX
T. Rowe Price Diversified Mid-Cap Growth Fund—I Class	RPTTX

C00-042 3/1/2022

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
T. Rowe Price Dividend Growth Fund	PRDGX
T. Rowe Price Dividend Growth Fund—Advisor Class	TADGX
T. Rowe Price Dividend Growth Fund—I Class	PDGIX
T. Rowe Price Dividend Growth Fund—Z Class	TRZDX
T. ROWE PRICE EQUITY FUNDS, INC.
T. Rowe Price Institutional Large-Cap Core Growth Fund	TPLGX
T. Rowe Price Institutional Mid-Cap Equity Growth Fund	PMEGX
T. Rowe Price Institutional Small-Cap Stock Fund	TRSSX
T. Rowe Price Large-Cap Growth Fund	TRGOX
T. Rowe Price Large-Cap Growth Fund—I Class	TRLGX
T. Rowe Price Large-Cap Value Fund	TRLUX
T. Rowe Price Large-Cap Value Fund—I Class	TILCX
T. ROWE PRICE EQUITY INCOME FUND, INC.
T. Rowe Price Equity Income Fund	PRFDX
T. Rowe Price Equity Income Fund—Advisor Class	PAFDX
T. Rowe Price Equity Income Fund—I Class	REIPX
T. Rowe Price Equity Income Fund—R Class	RRFDX
T. Rowe Price Equity Income Fund—Z Class	TRZQX
T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
T. Rowe Price Financial Services Fund	PRISX
T. Rowe Price Financial Services Fund—I Class	TFIFX
T. ROWE PRICE FLOATING RATE FUND, INC.
T. Rowe Price Floating Rate Fund	PRFRX
T. Rowe Price Floating Rate Fund—Advisor Class	PAFRX
T. Rowe Price Floating Rate Fund—I Class	TFAIX
T. Rowe Price Floating Rate Fund—Z Class	TRIZX
T. ROWE PRICE GLOBAL ALLOCATION FUND, INC.
T. Rowe Price Global Allocation Fund	RPGAX
T. Rowe Price Global Allocation Fund—Advisor Class	PAFGX
T. Rowe Price Global Allocation Fund—I Class	TGAFX
T. ROWE PRICE GLOBAL FUNDS, INC.
T. Rowe Price Global Value Equity Fund	TRGVX
T. Rowe Price Global Value Equity Fund—I Class	PRIGX
T. Rowe Price Institutional Emerging Markets Bond Fund	TREBX
T. Rowe Price Institutional Emerging Markets Equity Fund	IEMFX
T. Rowe Price Institutional International Disciplined Equity Fund	RPICX
T. ROWE PRICE GLOBAL MULTI-SECTOR BOND FUND, INC.
T. Rowe Price Global Multi-Sector Bond Fund	PRSNX
T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class	PRSAX
T. Rowe Price Global Multi-Sector Bond Fund—I Class	PGMSX

T. ROWE PRICE GLOBAL REAL ESTATE FUND, INC.
T. Rowe Price Global Real Estate Fund	TRGRX
T. Rowe Price Global Real Estate Fund—Advisor Class	PAGEX
T. Rowe Price Global Real Estate Fund—I Class	TIRGX
T. ROWE PRICE GLOBAL TECHNOLOGY FUND, INC.
T. Rowe Price Global Technology Fund	PRGTX
T. Rowe Price Global Technology Fund—I Class	PGTIX
T. ROWE PRICE GNMA FUND, INC.
T. Rowe Price GNMA Fund	PRGMX
T. Rowe Price GNMA Fund—I Class	PRXAX
T. Rowe Price GNMA Fund—Z Class	TRZGX
T. ROWE PRICE GOVERNMENT MONEY FUND, INC.
T. Rowe Price Government Money Fund	PRRXX
T. Rowe Price Government Money Fund—I Class	TTGXX
T. ROWE PRICE GROWTH STOCK FUND, INC.
T. Rowe Price Growth Stock Fund	PRGFX
T. Rowe Price Growth Stock Fund—Advisor Class	TRSAX
T. Rowe Price Growth Stock Fund—I Class	PRUFX
T. Rowe Price Growth Stock Fund—R Class	RRGSX
T. Rowe Price Growth Stock Fund—Z Class	TRJZX
T. ROWE PRICE HEALTH SCIENCES FUND, INC.
T. Rowe Price Health Sciences Fund	PRHSX
T. Rowe Price Health Sciences Fund—I Class	THISX
T. ROWE PRICE HIGH YIELD FUND, INC.
T. Rowe Price High Yield Fund	PRHYX
T. Rowe Price High Yield Fund—Advisor Class	PAHIX
T. Rowe Price High Yield Fund—I Class	PRHIX
T. Rowe Price High Yield Fund—Z Class	TRKZX
T. Rowe Price U.S. High Yield Fund	TUHYX
T. Rowe Price U.S. High Yield Fund—Advisor Class	TUHAX
T. Rowe Price U.S. High Yield Fund—I Class	TUHIX
T. ROWE PRICE INDEX TRUST, INC.
T. Rowe Price Equity Index 500 Fund	PREIX
T. Rowe Price Equity Index 500 Fund—I Class	PRUIX
T. Rowe Price Equity Index 500 Fund—Z Class	TRHZX
T. Rowe Price Extended Equity Market Index Fund	PEXMX
T. Rowe Price Mid-Cap Index Fund	TRMNX
T. Rowe Price Mid-Cap Index Fund—I Class	TRMSX
T. Rowe Price Mid-Cap Index Fund—Z Class	TRSZX
T. Rowe Price Small-Cap Index Fund	TRSYX
T. Rowe Price Small-Cap Index Fund—I Class	TRCSX
T. Rowe Price Small-Cap Index Fund—Z Class	TRZIX
T. Rowe Price Total Equity Market Index Fund	POMIX

T. Rowe Price U.S. Limited Duration TIPS Index Fund	TLDTX
T. Rowe Price U.S. Limited Duration TIPS Index Fund—I Class	TLDUX
T. Rowe Price U.S. Limited Duration TIPS Index Fund—Z Class	TLDZX
T. ROWE PRICE INFLATION PROTECTED BOND FUND, INC.
T. Rowe Price Inflation Protected Bond Fund	PRIPX
T. Rowe Price Inflation Protected Bond Fund—I Class	TIIPX
T. Rowe Price Inflation Protected Bond Fund—Z Class	TRZHX
T. ROWE PRICE INSTITUTIONAL INCOME FUNDS, INC.
T. Rowe Price Institutional Floating Rate Fund	RPIFX
T. Rowe Price Institutional Floating Rate Fund—F Class	PFFRX
T. Rowe Price Institutional Floating Rate Fund—Z Class	TRAZX
T. Rowe Price Institutional High Yield Fund	TRHYX
T. Rowe Price Institutional High Yield Fund—Z Class	TRCZX
T. Rowe Price Institutional Long Duration Credit Fund	RPLCX
T. ROWE PRICE INTERMEDIATE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Intermediate Tax-Free High Yield Fund	PRIHX
T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class	PRAHX
T. Rowe Price Intermediate Tax-Free High Yield Fund—I Class	TFHAX
T. ROWE PRICE INTERNATIONAL FUNDS, INC.
T. Rowe Price Africa & Middle East Fund	TRAMX
T. Rowe Price Africa & Middle East Fund—I Class	PRAMX
T. Rowe Price Africa & Middle East Fund—Z Class	TRZMX
T. Rowe Price Asia Opportunities Fund	TRAOX
T. Rowe Price Asia Opportunities Fund—Advisor Class	PAAOX
T. Rowe Price Asia Opportunities Fund—I Class	TRASX
T. Rowe Price China Evolution Equity Fund	TCELX
T. Rowe Price China Evolution Equity Fund—I Class	TRCLX
T. Rowe Price Dynamic Credit Fund	RPIDX
T. Rowe Price Dynamic Credit Fund—I Class	RPELX
T. Rowe Price Dynamic Global Bond Fund	RPIEX
T. Rowe Price Dynamic Global Bond Fund—Advisor Class	PAIEX
T. Rowe Price Dynamic Global Bond Fund—I Class	RPEIX
T. Rowe Price Dynamic Global Bond Fund—Z Class	TRDZX
T. Rowe Price Emerging Europe Fund	TREMX
T. Rowe Price Emerging Europe Fund—I Class	TTEEX
T. Rowe Price Emerging Europe Fund—Z Class	TRZEX
T. Rowe Price Emerging Markets Bond Fund	PREMX
T. Rowe Price Emerging Markets Bond Fund—Advisor Class	PAIKX
T. Rowe Price Emerging Markets Bond Fund—I Class	PRXIX
T. Rowe Price Emerging Markets Bond Fund—Z Class	TREZX
T. Rowe Price Emerging Markets Corporate Bond Fund	TRECX
T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class	PACEX
T. Rowe Price Emerging Markets Corporate Bond Fund—I Class	TECIX

T. Rowe Price Emerging Markets Discovery Stock Fund	PRIJX
T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class	PAIJX
T. Rowe Price Emerging Markets Discovery Stock Fund—I Class	REVIX
T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class	TRFZX
T. Rowe Price Emerging Markets Local Currency Bond Fund	PRELX
T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class	PAELX
T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class	TEIMX
T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class	TRZFX
T. Rowe Price Emerging Markets Stock Fund	PRMSX
T. Rowe Price Emerging Markets Stock Fund—I Class	PRZIX
T. Rowe Price Emerging Markets Stock Fund—Z Class	TRGZX
T. Rowe Price European Stock Fund	PRESX
T. Rowe Price European Stock Fund—I Class	TEUIX
T. Rowe Price European Stock Fund—Z Class	TRZPX
T. Rowe Price Global Consumer Fund	PGLOX
T. Rowe Price Global Growth Stock Fund	RPGEX
T. Rowe Price Global Growth Stock Fund—Advisor Class	PAGLX
T. Rowe Price Global Growth Stock Fund—I Class	RGGIX
T. Rowe Price Global High Income Bond Fund	RPIHX
T. Rowe Price Global High Income Bond Fund—Advisor Class	PAIHX
T. Rowe Price Global High Income Bond Fund—I Class	RPOIX
T. Rowe Price Global Impact Equity Fund	TGPEX
T. Rowe Price Global Impact Equity Fund—I Class	TGBLX
T. Rowe Price Global Industrials Fund	RPGIX
T. Rowe Price Global Industrials Fund—I Class	TRGAX
T. Rowe Price Global Stock Fund	PRGSX
T. Rowe Price Global Stock Fund—Advisor Class	PAGSX
T. Rowe Price Global Stock Fund—I Class	TRGLX
T. Rowe Price International Bond Fund	RPIBX
T. Rowe Price International Bond Fund—Advisor Class	PAIBX
T. Rowe Price International Bond Fund—I Class	RPISX
T. Rowe Price International Bond Fund—Z Class	TRLZX
T. Rowe Price International Bond Fund (USD Hedged)	TNIBX
T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class	TTABX
T. Rowe Price International Bond Fund (USD Hedged)—I Class	TNBMX
T. Rowe Price International Bond Fund (USD Hedged)—Z Class	TRMZX
T. Rowe Price International Disciplined Equity Fund	PRCNX
T. Rowe Price International Disciplined Equity Fund—Advisor Class	PRNCX
T. Rowe Price International Disciplined Equity Fund—I Class	RICIX
T. Rowe Price International Discovery Fund	PRIDX
T. Rowe Price International Discovery Fund—I Class	TIDDX
T. Rowe Price International Discovery Fund—Z Class	TRZKX

T. Rowe Price International Stock Fund	PRITX
T. Rowe Price International Stock Fund—Advisor Class	PAITX
T. Rowe Price International Stock Fund—I Class	PRIUX
T. Rowe Price International Stock Fund—R Class	RRITX
T. Rowe Price International Stock Fund—Z Class	TRNZX
T. Rowe Price International Value Equity Fund	TRIGX
T. Rowe Price International Value Equity Fund—Advisor Class	PAIGX
T. Rowe Price International Value Equity Fund—I Class	TRTIX
T. Rowe Price International Value Equity Fund—R Class	RRIGX
T. Rowe Price International Value Equity Fund—Z Class	TROZX
T. Rowe Price Japan Fund	PRJPX
T. Rowe Price Japan Fund—I Class	RJAIX
T. Rowe Price Japan Fund—Z Class	TRZJX
T. Rowe Price Latin America Fund	PRLAX
T. Rowe Price Latin America Fund—I Class	RLAIX
T. Rowe Price Latin America Fund—Z Class	TRZYX
T. Rowe Price New Asia Fund	PRASX
T. Rowe Price New Asia Fund—I Class	PNSIX
T. Rowe Price New Asia Fund—Z Class	TRZNX
T. Rowe Price Overseas Stock Fund	TROSX
T. Rowe Price Overseas Stock Fund—Advisor Class	PAEIX
T. Rowe Price Overseas Stock Fund—I Class	TROIX
T. Rowe Price Overseas Stock Fund—Z Class	TRZSX
T. ROWE PRICE INTERNATIONAL INDEX FUND, INC.
T. Rowe Price International Equity Index Fund	PIEQX
T. Rowe Price International Equity Index Fund—Z Class	TLIEX
T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND, INC.
T. Rowe Price Limited Duration Inflation Focused Bond Fund	TRBFX
T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class	TRLDX
T. Rowe Price Limited Duration Inflation Focused Bond Fund—Z Class	TRPZX
T. ROWE PRICE MID-CAP GROWTH FUND, INC.
T. Rowe Price Mid-Cap Growth Fund	RPMGX
T. Rowe Price Mid-Cap Growth Fund—Advisor Class	PAMCX
T. Rowe Price Mid-Cap Growth Fund—I Class	RPTIX
T. Rowe Price Mid-Cap Growth Fund—R Class	RRMGX
T. Rowe Price Mid-Cap Growth Fund—Z Class	TRQZX
T. ROWE PRICE MID-CAP VALUE FUND, INC.
T. Rowe Price Mid-Cap Value Fund	TRMCX
T. Rowe Price Mid-Cap Value Fund—Advisor Class	TAMVX
T. Rowe Price Mid-Cap Value Fund—I Class	TRMIX
T. Rowe Price Mid-Cap Value Fund—R Class	RRMVX
T. Rowe Price Mid-Cap Value Fund—Z Class	TRTZX

T. ROWE PRICE MULTI-SECTOR ACCOUNT PORTFOLIOS, INC.
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio	—
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio	—
T. Rowe Price Floating Rate Multi-Sector Account Portfolio	—
T. Rowe Price High Yield Multi-Sector Account Portfolio	—
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio	—
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio	—
T. ROWE PRICE MULTI-STRATEGY TOTAL RETURN FUND, INC.
T. Rowe Price Multi-Strategy Total Return Fund	TMSRX
T. Rowe Price Multi-Strategy Total Return Fund—Advisor Class	TMSAX
T. Rowe Price Multi-Strategy Total Return Fund—I Class	TMSSX
T. ROWE PRICE NEW ERA FUND, INC.
T. Rowe Price New Era Fund	PRNEX
T. Rowe Price New Era Fund—I Class	TRNEX
T. ROWE PRICE NEW HORIZONS FUND, INC.
T. Rowe Price New Horizons Fund	PRNHX
T. Rowe Price New Horizons Fund—I Class	PRJIX
T. Rowe Price New Horizons Fund—Z Class	TRUZX
T. ROWE PRICE NEW INCOME FUND, INC.
T. Rowe Price New Income Fund	PRCIX
T. Rowe Price New Income Fund—Advisor Class	PANIX
T. Rowe Price New Income Fund—I Class	PRXEX
T. Rowe Price New Income Fund—R Class	RRNIX
T. Rowe Price New Income Fund—Z Class	TRVZX
T. ROWE PRICE QM U.S. BOND INDEX FUND, INC.
T. Rowe Price QM U.S. Bond Index Fund	PBDIX
T. Rowe Price QM U.S. Bond Index Fund—I Class	TSBLX
T. Rowe Price QM U.S. Bond Index Fund—Z Class	TSBZX
T. ROWE PRICE QUANTITATIVE MANAGEMENT FUNDS, INC.
T. Rowe Price QM Global Equity Fund	TQGEX
T. Rowe Price QM Global Equity Fund—Advisor Class	TQGAX
T. Rowe Price QM Global Equity Fund—I Class	TQGIX
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund	TQSMX
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	TQSAX
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—I Class	TQSIX
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund	PRDSX
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—Advisor Class	TQAAX
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—I Class	TQAIX
T. Rowe Price QM U.S. Value Equity Fund	TQMVX
T. Rowe Price QM U.S. Value Equity Fund—Advisor Class	TQVAX
T. Rowe Price QM U.S. Value Equity Fund—I Class	TQVIX

T. ROWE PRICE REAL ASSETS FUND, INC.
T. Rowe Price Real Assets Fund	PRAFX
T. Rowe Price Real Assets Fund—I Class	PRIKX
T. Rowe Price Real Assets Fund—Z Class	TRZRX
T. ROWE PRICE REAL ESTATE FUND, INC.
T. Rowe Price Real Estate Fund	TRREX
T. Rowe Price Real Estate Fund—Advisor Class	PAREX
T. Rowe Price Real Estate Fund—I Class	TIRRX
T. ROWE PRICE RESERVE INVESTMENT FUNDS, INC. (TRP RESERVE FUNDS)
T. Rowe Price Government Reserve Fund	—
T. Rowe Price Short-Term Fund	—
T. Rowe Price Short-Term Government Fund	—
T. Rowe Price Transition Fund	TTNFX
T. Rowe Price Treasury Reserve Fund	—
T. ROWE PRICE RETIREMENT FUNDS, INC. (RETIREMENT FUNDS)
T. Rowe Price Retirement 2005 Fund	TRRFX
T. Rowe Price Retirement 2005 Fund—Advisor Class	PARGX
T. Rowe Price Retirement 2005 Fund—R Class	RRTLX
T. Rowe Price Retirement 2010 Fund	TRRAX
T. Rowe Price Retirement 2010 Fund—Advisor Class	PARAX
T. Rowe Price Retirement 2010 Fund—R Class	RRTAX
T. Rowe Price Retirement 2015 Fund	TRRGX
T. Rowe Price Retirement 2015 Fund—Advisor Class	PARHX
T. Rowe Price Retirement 2015 Fund—R Class	RRTMX
T. Rowe Price Retirement 2020 Fund	TRRBX
T. Rowe Price Retirement 2020 Fund—Advisor Class	PARBX
T. Rowe Price Retirement 2020 Fund—R Class	RRTBX
T. Rowe Price Retirement 2025 Fund	TRRHX
T. Rowe Price Retirement 2025 Fund—Advisor Class	PARJX
T. Rowe Price Retirement 2025 Fund—R Class	RRTNX
T. Rowe Price Retirement 2030 Fund	TRRCX
T. Rowe Price Retirement 2030 Fund—Advisor Class	PARCX
T. Rowe Price Retirement 2030 Fund—R Class	RRTCX
T. Rowe Price Retirement 2035 Fund	TRRJX
T. Rowe Price Retirement 2035 Fund—Advisor Class	PARKX
T. Rowe Price Retirement 2035 Fund—R Class	RRTPX
T. Rowe Price Retirement 2040 Fund	TRRDX
T. Rowe Price Retirement 2040 Fund—Advisor Class	PARDX
T. Rowe Price Retirement 2040 Fund—R Class	RRTDX
T. Rowe Price Retirement 2045 Fund	TRRKX
T. Rowe Price Retirement 2045 Fund—Advisor Class	PARLX
T. Rowe Price Retirement 2045 Fund—R Class	RRTRX

T. Rowe Price Retirement 2050 Fund	TRRMX
T. Rowe Price Retirement 2050 Fund—Advisor Class	PARFX
T. Rowe Price Retirement 2050 Fund—R Class	RRTFX
T. Rowe Price Retirement 2055 Fund	TRRNX
T. Rowe Price Retirement 2055 Fund—Advisor Class	PAROX
T. Rowe Price Retirement 2055 Fund—R Class	RRTVX
T. Rowe Price Retirement 2060 Fund	TRRLX
T. Rowe Price Retirement 2060 Fund—Advisor Class	TRRYX
T. Rowe Price Retirement 2060 Fund—R Class	TRRZX
T. Rowe Price Retirement 2065 Fund	TRSJX
T. Rowe Price Retirement 2065 Fund—Advisor Class	PASUX
T. Rowe Price Retirement 2065 Fund—R Class	RRSUX
T. Rowe Price Retirement Balanced Fund	TRRIX
T. Rowe Price Retirement Balanced Fund—Advisor Class	PARIX
T. Rowe Price Retirement Balanced Fund—R Class	RRTIX
T. Rowe Price Retirement Blend 2005 Fund	TBLPX
T. Rowe Price Retirement Blend 2005 Fund—I Class	TBLAX
T. Rowe Price Retirement Blend 2010 Fund	TBLQX
T. Rowe Price Retirement Blend 2010 Fund—I Class	TBLBX
T. Rowe Price Retirement Blend 2015 Fund	TBLSX
T. Rowe Price Retirement Blend 2015 Fund—I Class	TBLCX
T. Rowe Price Retirement Blend 2020 Fund	TSBAX
T. Rowe Price Retirement Blend 2020 Fund—I Class	TBLDX
T. Rowe Price Retirement Blend 2025 Fund	TBLVX
T. Rowe Price Retirement Blend 2025 Fund—I Class	TBLEX
T. Rowe Price Retirement Blend 2030 Fund	TBLWX
T. Rowe Price Retirement Blend 2030 Fund—I Class	TBLGX
T. Rowe Price Retirement Blend 2035 Fund	TBLYX
T. Rowe Price Retirement Blend 2035 Fund—I Class	TBLHX
T. Rowe Price Retirement Blend 2040 Fund	TRBLX
T. Rowe Price Retirement Blend 2040 Fund—I Class	TBLIX
T. Rowe Price Retirement Blend 2045 Fund	TRBQX
T. Rowe Price Retirement Blend 2045 Fund—I Class	TBLKX
T. Rowe Price Retirement Blend 2050 Fund	TBLPX
T. Rowe Price Retirement Blend 2050 Fund—I Class	TBLAX
T. Rowe Price Retirement Blend 2055 Fund	TRBOX
T. Rowe Price Retirement Blend 2055 Fund—I Class	TBLMX
T. Rowe Price Retirement Blend 2060 Fund	TRBNX
T. Rowe Price Retirement Blend 2060 Fund—I Class	TBLNX
T. Rowe Price Retirement Blend 2065 Fund	TRBPX
T. Rowe Price Retirement Blend 2065 Fund—I Class	TBLOX
T. Rowe Price Retirement I 2005 Fund—I Class	TRPFX
T. Rowe Price Retirement I 2010 Fund—I Class	TRPAX
T. Rowe Price Retirement I 2015 Fund—I Class	TRFGX

T. Rowe Price Retirement I 2020 Fund—I Class	TRBRX
T. Rowe Price Retirement I 2025 Fund—I Class	TRPHX
T. Rowe Price Retirement I 2030 Fund—I Class	TRPCX
T. Rowe Price Retirement I 2035 Fund—I Class	TRPJX
T. Rowe Price Retirement I 2040 Fund—I Class	TRPDX
T. Rowe Price Retirement I 2045 Fund—I Class	TRPKX
T. Rowe Price Retirement I 2050 Fund—I Class	TRPMX
T. Rowe Price Retirement I 2055 Fund—I Class	TRPNX
T. Rowe Price Retirement I 2060 Fund—I Class	TRPLX
T. Rowe Price Retirement I 2065 Fund—I Class	TRFKX
T. Rowe Price Retirement Balanced I Fund—I Class	TRPTX
T. Rowe Price Retirement Income 2020 Fund	TRLAX
T. Rowe Price Target 2005 Fund	TRARX
T. Rowe Price Target 2005 Fund—Advisor Class	PANRX
T. Rowe Price Target 2005 Fund—I Class	TFRRX
T. Rowe Price Target 2010 Fund	TRROX
T. Rowe Price Target 2010 Fund—Advisor Class	PAERX
T. Rowe Price Target 2010 Fund—I Class	TORFX
T. Rowe Price Target 2015 Fund	TRRTX
T. Rowe Price Target 2015 Fund—Advisor Class	PAHRX
T. Rowe Price Target 2015 Fund—I Class	TTRTX
T. Rowe Price Target 2020 Fund	TRRUX
T. Rowe Price Target 2020 Fund—Advisor Class	PAIRX
T. Rowe Price Target 2020 Fund—I Class	TTURX
T. Rowe Price Target 2025 Fund	TRRVX
T. Rowe Price Target 2025 Fund—Advisor Class	PAJRX
T. Rowe Price Target 2025 Fund—I Class	TRVVX
T. Rowe Price Target 2030 Fund	TRRWX
T. Rowe Price Target 2030 Fund—Advisor Class	PAKRX
T. Rowe Price Target 2030 Fund—I Class	TWRRX
T. Rowe Price Target 2035 Fund	RPGRX
T. Rowe Price Target 2035 Fund—Advisor Class	PATVX
T. Rowe Price Target 2035 Fund—I Class	TPGPX
T. Rowe Price Target 2040 Fund	TRHRX
T. Rowe Price Target 2040 Fund—Advisor Class	PAHHX
T. Rowe Price Target 2040 Fund—I Class	TRXRX
T. Rowe Price Target 2045 Fund	RPTFX
T. Rowe Price Target 2045 Fund—Advisor Class	PAFFX
T. Rowe Price Target 2045 Fund—I Class	TRFWX
T. Rowe Price Target 2050 Fund	TRFOX
T. Rowe Price Target 2050 Fund—Advisor Class	PAOFX
T. Rowe Price Target 2050 Fund—I Class	TOORX

T. Rowe Price Target 2055 Fund	TRFFX
T. Rowe Price Target 2055 Fund—Advisor Class	PAFTX
T. Rowe Price Target 2055 Fund—I Class	TRPPX
T. Rowe Price Target 2060 Fund	TRTFX
T. Rowe Price Target 2060 Fund—Advisor Class	TRTGX
T. Rowe Price Target 2060 Fund—I Class	TTOIX
T. Rowe Price Target 2065 Fund	PRSLX
T. Rowe Price Target 2065 Fund—Advisor Class	PAZLX
T. Rowe Price Target 2065 Fund—I Class	RPFDX
T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
T. Rowe Price Science & Technology Fund	PRSCX
T. Rowe Price Science & Technology Fund—Advisor Class	PASTX
T. Rowe Price Science & Technology Fund—I Class	TSNIX
T. ROWE PRICE SHORT-TERM BOND FUND, INC.
T. Rowe Price Short Duration Income Fund	TSDLX
T. Rowe Price Short Duration Income Fund—I Class	TSIDX
T. Rowe Price Short-Term Bond Fund	PRWBX
T. Rowe Price Short-Term Bond Fund—Advisor Class	PASHX
T. Rowe Price Short-Term Bond Fund—I Class	TBSIX
T. Rowe Price Short-Term Bond Fund—Z Class	TRZOX
T. Rowe Price Ultra Short-Term Bond Fund	TRBUX
T. Rowe Price Ultra Short-Term Bond Fund—I Class	TRSTX
T. Rowe Price Ultra Short-Term Bond Fund—Z Class	TRZWX
T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. Rowe Price Small-Cap Stock Fund	OTCFX
T. Rowe Price Small-Cap Stock Fund—Advisor Class	PASSX
T. Rowe Price Small-Cap Stock Fund—I Class	OTIIX
T. Rowe Price Small-Cap Stock Fund—Z Class	TRZZX
T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
T. Rowe Price Small-Cap Value Fund	PRSVX
T. Rowe Price Small-Cap Value Fund—Advisor Class	PASVX
T. Rowe Price Small-Cap Value Fund—I Class	PRVIX
T. Rowe Price Small-Cap Value Fund—Z Class	TRZVX
T. ROWE PRICE SPECTRUM FUND, INC. (SPECTRUM FUNDS)
T. Rowe Price Spectrum Diversified Equity Fund (formerly Spectrum Growth Fund)	PRSGX
T. Rowe Price Spectrum Diversified Equity Fund—I Class	TSVPX
T. Rowe Price Spectrum Income Fund (formerly Spectrum Income Fund)	RPSIX
T. Rowe Price Spectrum Income Fund—I Class	TSPNX
T. Rowe Price Spectrum International Equity Fund (formerly Spectrum International Fund)	PSILX
T. Rowe Price Spectrum International Equity Fund—I Class	TSINX

T. ROWE PRICE SPECTRUM FUNDS II, INC. (SPECTRUM FUNDS II)
T. Rowe Price Spectrum Conservative Allocation Fund	PRSIX
T. Rowe Price Spectrum Conservative Allocation Fund—I Class	PPIPX
T. Rowe Price Spectrum Moderate Allocation Fund	TRPBX
T. Rowe Price Spectrum Moderate Allocation Fund—I Class	TRPAX
T. Rowe Price Spectrum Moderate Growth Allocation Fund	TRSGX
T. Rowe Price Spectrum Moderate Growth Allocation Fund—I Class	TGIPX
T. ROWE PRICE STATE TAX-FREE FUNDS, INC.
T. Rowe Price California Tax-Free Bond Fund	PRXCX
T. Rowe Price California Tax-Free Bond Fund—I Class	TCFEX
T. Rowe Price Georgia Tax-Free Bond Fund	GTFBX
T. Rowe Price Georgia Tax-Free Bond Fund—I Class	TBGAX
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	PRMDX
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund—I Class	TRMUX
T. Rowe Price Maryland Tax-Free Bond Fund	MDXBX
T. Rowe Price Maryland Tax-Free Bond Fund—I Class	TFBIX
T. Rowe Price Maryland Tax-Free Money Fund	TMDXX
T. Rowe Price Maryland Tax-Free Money Fund—I Class	TWNXX
T. Rowe Price New Jersey Tax-Free Bond Fund	NJTFX
T. Rowe Price New Jersey Tax-Free Bond Fund—I Class	TRJIX
T. Rowe Price New York Tax-Free Bond Fund	PRNYX
T. Rowe Price New York Tax-Free Bond Fund—I Class	TRYIX
T. Rowe Price Virginia Tax-Free Bond Fund	PRVAX
T. Rowe Price Virginia Tax-Free Bond Fund—I Class	TFBVX
T. ROWE PRICE SUMMIT FUNDS, INC. (SUMMIT INCOME FUNDS)
T. Rowe Price Cash Reserves Fund	TSCXX
T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. (SUMMIT MUNICIPAL FUNDS)
T. Rowe Price Summit Municipal Income Fund	PRINX
T. Rowe Price Summit Municipal Income Fund—Advisor Class	PAIMX
T. Rowe Price Summit Municipal Income Fund—I Class	PRIMX
T. Rowe Price Summit Municipal Intermediate Fund	PRSMX
T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class	PAIFX
T. Rowe Price Summit Municipal Intermediate Fund—I Class	PRTMX
T. ROWE PRICE TAX-EFFICIENT FUNDS, INC. (TAX-EFFICIENT FUNDS)
T. Rowe Price Tax-Efficient Equity Fund	PREFX
T. Rowe Price Tax-Efficient Equity Fund—I Class	TEEFX
T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
T. Rowe Price Tax-Exempt Money Fund	PTEXX
T. Rowe Price Tax-Exempt Money Fund—I Class	TERXX
T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
T. Rowe Price Tax-Free High Yield Fund	PRFHX
T. Rowe Price Tax-Free High Yield Fund—Advisor Class	PATFX
T. Rowe Price Tax-Free High Yield Fund—I Class	PTYIX

T. ROWE PRICE TAX-FREE INCOME FUND, INC.
T. Rowe Price Tax-Free Income Fund	PRTAX
T. Rowe Price Tax-Free Income Fund—Advisor Class	PATAX
T. Rowe Price Tax-Free Income Fund—I Class	TFILX
T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
T. Rowe Price Tax-Free Short-Intermediate Fund	PRFSX
T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class	PATIX
T. Rowe Price Tax-Free Short-Intermediate Fund—I Class	TTSIX
T. ROWE PRICE TOTAL RETURN FUND, INC.
T. Rowe Price Total Return Fund	PTTFX
T. Rowe Price Total Return Fund—Advisor Class	PTATX
T. Rowe Price Total Return Fund—I Class	PTKIX
T. ROWE PRICE U.S. EQUITY RESEARCH FUND, INC.
T. Rowe Price U.S. Equity Research Fund	PRCOX
T. Rowe Price U.S. Equity Research Fund—Advisor Class	PACOX
T. Rowe Price U.S. Equity Research Fund—I Class	PCCOX
T. Rowe Price U.S. Equity Research Fund—R Class	RRCOX
T. Rowe Price U.S. Equity Research Fund—Z Class	PCUZX
T. ROWE PRICE U.S. LARGE-CAP CORE FUND, INC.
T. Rowe Price U.S. Large-Cap Core Fund	TRULX
T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class	PAULX
T. Rowe Price U.S. Large-Cap Core Fund—I Class	RCLIX
T. Rowe Price U.S. Large-Cap Core Fund—Z Class	TRZLX
T. ROWE PRICE U.S. TREASURY FUNDS, INC. (U.S. TREASURY FUNDS)
T. Rowe Price U.S. Treasury Intermediate Index Fund	PRTIX
T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class	PRKIX
T. Rowe Price U.S. Treasury Intermediate Index Fund—Z Class	TRZTX
T. Rowe Price U.S. Treasury Long-Term Index Fund	PRULX
T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class	PRUUX
T. Rowe Price U.S. Treasury Long-Term Index Fund—Z Class	TRZUX
T. Rowe Price U.S. Treasury Money Fund	PRTXX
T. Rowe Price U.S. Treasury Money Fund—I Class	TRGXX
T. Rowe Price U.S. Treasury Money Fund—Z Class	TRZXX
T. ROWE PRICE VALUE FUND, INC.
T. Rowe Price Value Fund	TRVLX
T. Rowe Price Value Fund—Advisor Class	PAVLX
T. Rowe Price Value Fund—I Class	TRPIX
T. Rowe Price Value Fund—Z Class	TRZAX

Mailing Address:

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

This SAI is not a prospectus but should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. (Investment Services).

Each fund’s financial statements for its most recent fiscal period and the Report of Independent Registered Public Accounting Firm are included in each fund’s annual or semiannual report and incorporated by reference into this SAI. Blue Chip Growth Fund—Z Class, Dividend Growth Fund—Z Class, Emerging Markets Local Currency Bond Fund—Z Class, Equity Income Fund—Z Class, International Index Fund—Z Class, Retirement Blend 2005 Fund, Retirement Blend 2005 Fund—I Class, Retirement Blend 2010 Fund, Retirement Blend 2010 Fund—I Class, Retirement Blend 2015 Fund, Retirement Blend 2015 Fund—I Class, Retirement Blend 2020 Fund, Retirement Blend 2020 Fund—I Class, Retirement Blend 2025 Fund, Retirement Blend 2025 Fund—I Class, Retirement Blend 2030 Fund, Retirement Blend 2030 Fund—I Class, Retirement Blend 2035 Fund, Retirement Blend 2035 Fund—I Class, Retirement Blend 2040 Fund, Retirement Blend 2040 Fund—I Class, Retirement Blend 2045 Fund, Retirement Blend 2045 Fund—I Class, Retirement Blend 2050 Fund, Retirement Blend 2050 Fund—I Class, Retirement Blend 2055 Fund, Retirement Blend 2055 Fund—I Class, Retirement Blend 2060 Fund, Retirement Blend 2060 Fund—I Class, Retirement Blend 2065 Fund, Retirement Blend 2065 Fund—I Class, Short-Term Government Fund, Spectrum Diversified Equity Fund—I Class, Spectrum Income Fund—I Class, Spectrum International Equity Fund—I Class, U.S. Equity Research Fund—Z Class, have not been in operation long enough to have complete financial statements.

If you would like a prospectus or an annual or semiannual shareholder report for a fund, please visit troweprice.com or call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

PART I – TABLE OF CONTENTS

References to the following are as indicated:

Fitch Ratings, Inc. (Fitch)

Internal Revenue Code of 1986, as amended (Code)

Internal Revenue Service (IRS)

Investment Company Act of 1940, as amended (1940 Act)

Moody’s Investors Service, Inc. (Moody’s)

Securities Act of 1933, as amended (1933 Act)

Securities and Exchange Commission (SEC)

Securities Exchange Act of 1934, as amended (1934 Act)

S&P Global Ratings (S&P)

T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

T. Rowe Price Hong Kong Limited (Price Hong Kong)

T. Rowe Price Japan, Inc. (Price Japan)

T. Rowe Price International Ltd (Price International)

T. Rowe Price Investment Management, Inc. (Price Investment Management)

T. Rowe Price Singapore Private Ltd. (Price Singapore)

While many Price Funds are offered in more than one share class, not all funds are offered in the share classes described below. The front cover of each Price Fund’s prospectus indicates which share classes are available for the fund.

Investor Class

The Investor Class is available to individual investors, institutions, and a wide variety of other types of investors. The Investor Class may be purchased directly through T. Rowe Price or through a retirement plan or through a financial intermediary. A Price Fund (other than an institutional fund) that does not indicate a specific share class after its name is considered to be the Investor Class of that fund.

I Class

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

Advisor Class

The Advisor Class is designed to be sold through various financial intermediaries, such as broker-dealers, banks, insurance companies, retirement plan recordkeepers, and financial advisors. The Advisor Class must be purchased through an eligible intermediary (except for certain retirement plans held directly with T. Rowe Price). The Advisor Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment.

R Class

The R Class is designed to be sold only through various third-party intermediaries that offer employer-sponsored defined contribution retirement plans and certain other accounts, including brokers, dealers, banks, insurance companies, retirement plan recordkeepers, and others. The R Class must be purchased through an eligible intermediary (except for certain retirement plans held directly with T. Rowe Price). The R Class requires an agreement between the financial intermediary and T. Rowe Price to be executed prior to investment.

Institutional Class

Most of the T. Rowe Price institutional funds are available only in a single share class (referred to as the “Institutional Class”). The institutional funds (other than their F Class shares) generally require a $1 million initial investment minimum, although the minimum may be waived for retirement plans, financial intermediaries maintaining omnibus accounts, and certain other accounts. The Institutional Class is designed for institutional investors, which typically include, but are not limited to: corporations, endowments and foundations, charitable trusts, investment companies and other pooled vehicles, defined benefit and defined contribution retirement plans, broker-dealers, registered investment advisers, banks and bank trust programs, and Section 529 college savings plans. Institutional funds may be purchased directly through T. Rowe Price or through a financial intermediary.

F Class

The F Class is a separate share class of certain institutional funds and is designed to be sold only through financial advisors and certain third-party intermediaries, including brokers, banks, insurance companies, retirement plan recordkeepers, and other financial intermediaries that provide various distribution and administrative services. F Class shares are not intended to be offered by intermediaries through a mutual fund “supermarket” platform. The F Class cannot be purchased directly through T. Rowe Price and must be purchased through an intermediary.

Z Class

The Z Class is only available to funds managed by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services. The Z Class does not impose sales charges and does not make any administrative fee payments or 12b-1 fee payments to financial intermediaries.

Mid-Cap Index Fund, Multi-Sector Account Portfolios, Small-Cap Index Fund, and TRP Reserve Funds

These funds are not available for direct purchase by members of the public. Shares of these funds may only be purchased by or on behalf of mutual funds, Section 529 college savings plans, or certain institutional client accounts for which T. Rowe Price or one of its affiliates has discretionary investment authority.

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. Each prospectus and shareholder report includes information on all share classes available for a fund. The table also lists each fund’s category, which should be used to identify groups of funds that are referenced throughout this SAI. The prospectus date shown for each fund reflects the date that the prospectus will be annually updated once the fund has been in operation at its fiscal year-end.

Fund	Fund Category	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
Africa & Middle East Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
All-Cap Opportunities Fund	Equity	Dec 31	Dec 31	June 30	May 1
Asia Opportunities Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Balanced Fund	Asset Allocation	Dec 31	Dec 31	June 30	May 1
Blue Chip Growth Fund	Equity	Dec 31	Dec 31	June 30	May 1
California Tax-Free Bond Fund	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Capital Appreciation Fund	Equity	Dec 31	Dec 31	June 30	May 1
Cash Reserves Fund	Taxable Money	Oct 31	Oct 31	Apr 30	March 1
China Evolution Equity Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Communications & Technology Fund	Equity	Dec 31	Dec 31	June 30	May 1
Corporate Income Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Credit Opportunities Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Diversified Mid-Cap Growth Fund	Equity	Dec 31	Dec 31	June 30	May 1
Dividend Growth Fund	Equity	Dec 31	Dec 31	June 30	May 1
Dynamic Credit Fund	Taxable Bond	Dec 31	Dec 31	June 30	May 1
Dynamic Global Bond Fund	Taxable Bond	Dec 31	Dec 31	June 30	May 1
Emerging Europe Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Bond Fund	International Bond	Dec 31	Dec 31	June 30	May 1

Fund	Fund Category	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
Emerging Markets Corporate Bond Fund	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Corporate Multi-Sector Account Portfolio	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Discovery Stock Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Emerging Markets Local Currency Bond Fund	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Local Multi-Sector Account Portfolio	International Bond	Dec 31	Dec 31	June 30	May 1
Emerging Markets Stock Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Equity Income Fund	Equity	Dec 31	Dec 31	June 30	May 1
Equity Index 500 Fund	Index Equity	Dec 31	Dec 31	June 30	May 1
European Stock Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Extended Equity Market Index Fund	Index Equity	Dec 31	Dec 31	June 30	May 1
Financial Services Fund	Equity	Dec 31	Dec 31	June 30	May 1
Floating Rate Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Floating Rate Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
Georgia Tax-Free Bond Fund	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Global Allocation Fund	Asset Allocation	Oct 31	Oct 31	Apr 30	March 1
Global Consumer Fund	Equity	Dec 31	Dec 31	June 30	May 1
Global Growth Stock Fund	Equity	Oct 31	Oct 31	Apr 30	March 1
Global High Income Bond Fund	Taxable Bond	Dec 31	Dec 31	June 30	May 1
Global Impact Equity Fund	Equity	Oct 31	Oct 31	Apr 30	March 1
Global Industrials Fund	Equity	Dec 31	Dec 31	June 30	May 1
Global Multi-Sector Bond Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Global Real Estate Fund	Equity	Dec 31	Dec 31	June 30	May 1
Global Stock Fund	Equity	Oct 31	Oct 31	Apr 30	March 1
Global Technology Fund	Equity	Dec 31	Dec 31	June 30	May 1
Global Value Equity Fund	Equity	Oct 31	Oct 31	Apr 30	March 1
GNMA Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Government Money Fund	Taxable Money	May 31	May 31	Nov 30	Oct 1
Government Reserve Fund	Taxable Money	May 31	May 31	Nov 30	Oct 1
Growth Stock Fund	Equity	Dec 31	Dec 31	June 30	May 1
Health Sciences Fund	Equity	Dec 31	Dec 31	June 30	May 1
High Yield Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
High Yield Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
Inflation Protected Bond Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Emerging Markets Bond Fund	International Bond	Dec 31	Dec 31	June 30	May 1
Institutional Emerging Markets Equity Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Floating Rate Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional High Yield Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional International Disciplined Equity Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Institutional Large-Cap Core Growth Fund	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Long Duration Credit Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Institutional Mid-Cap Equity Growth Fund	Equity	Dec 31	Dec 31	June 30	May 1
Institutional Small-Cap Stock Fund	Equity	Dec 31	Dec 31	June 30	May 1
Intermediate Tax-Free High Yield Fund	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
International Bond Fund	International Bond	Dec 31	Dec 31	June 30	May 1

Fund	Fund Category	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
International Bond Fund (USD Hedged)	International Bond	Dec 31	Dec 31	June 30	May 1
International Disciplined Equity Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Discovery Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Equity Index Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Stock Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
International Value Equity Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Investment-Grade Corporate Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
Japan Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Latin America Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
Large-Cap Growth Fund	Equity	Dec 31	Dec 31	June 30	May 1
Large-Cap Value Fund	Equity	Dec 31	Dec 31	June 30	May 1
Limited Duration Inflation Focused Bond Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Maryland Short-Term Tax-Free Bond Fund	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Bond Fund	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Maryland Tax-Free Money Fund	State Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Mid-Cap Growth Fund	Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Index Fund	Index Equity	Dec 31	Dec 31	June 30	May 1
Mid-Cap Value Fund	Equity	Dec 31	Dec 31	June 30	May 1
Mortgage-Backed Securities Multi-Sector Account Portfolio	Taxable Bond	Feb 28	Feb 28	Aug 30	July 1
Multi-Strategy Total Return Fund	Asset Allocation	Oct 31	Oct 31	Apr 30	March 1
New Asia Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
New Era Fund	Equity	Dec 31	Dec 31	June 30	May 1
New Horizons Fund	Equity	Dec 31	Dec 31	June 30	May 1
New Income Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
New Jersey Tax-Free Bond Fund	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
New York Tax-Free Bond Fund	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Overseas Stock Fund	International Equity	Oct 31	Oct 31	Apr 30	March 1
QM Global Equity Fund	Equity	Dec 31	Dec 31	June 30	May 1
QM U.S. Bond Index Fund	Index Bond	Oct 31	Oct 31	Apr 30	March 1
QM U.S. Small & Mid-Cap Core Equity Fund	Equity	Dec 31	Dec 31	June 30	May 1
QM U.S. Small-Cap Growth Equity Fund	Equity	Dec 31	Dec 31	June 30	May 1
QM U.S. Value Equity Fund	Equity	Dec 31	Dec 31	June 30	May 1
Real Assets Fund	Equity	Dec 31	Dec 31	June 30	May 1
Real Estate Fund	Equity	Dec 31	Dec 31	June 30	May 1
Retirement 2005 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2010 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2015 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2020 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2025 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2030 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2035 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2040 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2045 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2050 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2055 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2060 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement 2065 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Balanced Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2005 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2010 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2015 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1

Fund	Fund Category	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
Retirement Blend 2020 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2025 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2030 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2035 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2040 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2045 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2050 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2055 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2060 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Blend 2065 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2005 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2010 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2015 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2020 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2025 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2030 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2035 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2040 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2045 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2050 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2055 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2060 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement I 2065 Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Balanced I Fund—I Class	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Retirement Income 2020 Fund	Asset Allocation	Dec 31	Dec 31	June 30	May 1
Science & Technology Fund	Equity	Dec 31	Dec 31	June 30	May 1
Short Duration Income Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Bond Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Short-Term Government Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Small-Cap Index Fund	Index Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Stock Fund	Equity	Dec 31	Dec 31	June 30	May 1
Small-Cap Value Fund	Equity	Dec 31	Dec 31	June 30	May 1
Spectrum Conservative Allocation Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Spectrum Diversified Equity Fund	Asset Allocation	Dec 31	Dec 31	June 30	May 1
Spectrum Income Fund	Asset Allocation	Dec 31	Dec 31	June 30	May 1
Spectrum International Equity Fund	Asset Allocation	Dec 31	Dec 31	June 30	May 1
Spectrum Moderate Allocation Fund	Asset Allocation	Dec 31	Dec 31	June 30	May 1
Spectrum Moderate Growth Allocation Fund	Asset Allocation	Dec 31	Dec 31	June 30	May 1
Summit Municipal Income Fund	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Summit Municipal Intermediate Fund	Tax-Free Bond	Oct 31	Oct 31	Apr 30	March 1
Target 2005 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2010 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2015 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2020 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2025 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2030 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2035 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2040 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2045 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2050 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2055 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Target 2060 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1

Fund	Fund Category	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
Target 2065 Fund	Asset Allocation	May 31	May 31	Nov 30	Oct 1
Tax-Efficient Equity Fund	Equity	Feb 28	Feb 28	Aug 30	July 1
Tax-Exempt Money Fund	Tax-Free Money	Feb 28	Feb 28	Aug 30	July 1
Tax-Free High Yield Fund	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Income Fund	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Tax-Free Short-Intermediate Fund	Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
Total Equity Market Index Fund	Index Equity	Dec 31	Dec 31	June 30	May 1
Total Return Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Transition Fund	Other	Dec 31	Dec 31	June 30	May 1
Treasury Reserve Fund	Taxable Money	May 31	May 31	Nov 30	Oct 1
U.S. Equity Research Fund	Equity	Dec 31	Dec 31	June 30	May 1
U.S. High Yield Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
U.S. Large-Cap Core Fund	Equity	Dec 31	Dec 31	June 30	May 1
U.S. Limited Duration TIPS Index Fund	Index Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Intermediate Index Fund	Index Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Long-Term Index Fund	Index Bond	May 31	May 31	Nov 30	Oct 1
U.S. Treasury Money Fund	Taxable Money	May 31	May 31	Nov 30	Oct 1
Ultra Short-Term Bond Fund	Taxable Bond	May 31	May 31	Nov 30	Oct 1
Value Fund	Equity	Dec 31	Dec 31	June 30	May 1
Virginia Tax-Free Bond Fund	State Tax-Free Bond	Feb 28	Feb 28	Aug 30	July 1
MANAGEMENT OF THE FUNDS

The officers and directors of the Price Funds are listed on the following pages. Unless otherwise noted, the address of each officer and director is 100 East Pratt Street, Baltimore, Maryland 21202.

Each fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Boards elect the funds’ officers and are responsible for performing various duties imposed on them by the 1940 Act, the laws of Maryland, and other applicable laws. At least 75% of each Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, the Price Funds, T. Rowe Price and its affiliates. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. Each interested director and officer (except as indicated in the tables setting forth the directors’ and officers’ principal occupations during the past five years) has been an employee of T. Rowe Price or its affiliates for five or more years. The Boards held five regularly scheduled formal meetings during calendar year 2021. The same directors currently serve on the Board of all the exchange-traded funds sponsored and managed by T. Rowe Price (such exchange-traded funds, the “Price ETFs,” and together with the Price Funds, the (Price Complex). Although the Boards have direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), each Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Boards. The Boards believe that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees, that are joint with the board of the Price ETFs (hereinafter referred to as “Joint” committees), a Joint Nominating and Governance Committee, a Joint Audit Committee, and a Joint Executive Committee, which are described in greater detail in the following paragraphs.

Robert J. Gerrard, Jr., an independent director, serves as the chair of the Board of each Price Fund. The chair presides at all meetings of the Boards, and all executive sessions of the independent directors. He also reviews and provides guidance on Board meeting agendas and materials, and typically represents the independent directors in discussions with T. Rowe Price management. Each fund’s Board has determined that its leadership and committee structure is appropriate because the Board believes that it sets the proper tone for the relationship between the fund, on the one hand, and T. Rowe Price or its affiliates and the fund’s other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board. The same independent directors currently serve on the Boards of all of the Price Funds. This approach is designed to provide effective governance by exposing the independent directors to a wider range of business issues and market trends, allowing the directors to better share their knowledge, background, and experience and permitting the Boards to operate more efficiently, particularly with respect to matters common to all Price Funds.

The Joint Nominating and Governance Committee consists of all of the independent directors of the funds, and is responsible for, among other things, seeking, reviewing, and selecting candidates to fill independent director vacancies on each fund’s Board; periodically evaluating the compensation payable to the independent directors; and performing certain functions with respect to the governance of the funds. The chair of the Board of the Price Funds serves as chair of the committee. The committee will consider written recommendations from shareholders for possible nominees for independent directors. Nominees will be considered based on their ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. The Joint Nominating and Governance Committee seeks to ensure that the Board is comprised of independent directors who bring diverse perspectives to the Board, including diverse experiences, backgrounds, race, ethnicity, gender, qualifications, skills, thoughts, viewpoints, and other qualities. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers. Other than executive sessions in connection with Board meetings, the Joint Nominating and Governance Committee formally met one time in 2021.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Teresa Bryce Bazemore, Ronald J. Daniels, Robert J. Gerrard, Jr., and Paul F. McBride. Ms. Bazemore serves as chair of the committee and is considered an “audit committee financial expert,” as defined by the SEC. The Joint Audit Committee oversees the pricing processes for the Price Funds and holds three regular meetings during each fiscal year. Each of the three regular meetings include the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the Price Funds’ operations, accounting service provider performance, or the operations of parties dealing with the Price Funds, as circumstances indicate. The Joint Audit Committee also reviews the risk management program of the funds’ investment adviser. The Joint Audit Committee met four times in 2021.

The Joint Executive Committee, which consists of each fund’s interested directors, has been authorized by the Boards to exercise all powers of the Boards of the funds in the intervals between regular meetings of the Boards, except for those powers prohibited by statute from being delegated. All actions of the Joint Executive Committee must be approved in advance by one independent director and reviewed after the fact by the full Board. The Joint Executive Committee for each fund does not hold regularly scheduled meetings. The Joint Executive Committee was not called upon to take any action on behalf of any funds during 2021.

From time to time, the independent directors may create a special committee (Special Committee) or an ad hoc working group comprised of independent directors, whose purpose is to review certain limited topics that require in-depth consideration outside of the Boards’ regular review.

Like other mutual funds, the Price Funds are subject to various risks, including, among others, investment, compliance, operational, and valuation risks. The Boards oversee risk as part of its oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ chief compliance officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks the funds face and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from the chief risk officer and members of the adviser’s Risk and Operational Steering Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cybersecurity risk, and operational risk. The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment subadvisers to the funds, and other service providers

(depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective.

Each director’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other directors, have led to the conclusion that each director should serve on the Boards of the Price Funds. Attributes common to all directors include the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the actual service and commitment of the directors during their tenure on the funds’ Boards is taken into consideration in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the Price Funds, public companies, nonprofit entities, or other organizations; or other experiences. Each director brings a diverse perspective to the Boards.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each current director, as well as former directors who served on the Board during 2021, that led to the conclusion that he or she should serve as a director.

Teresa Bryce Bazemore has more than 25 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. Ms. Bazemore currently serves as president and CEO of the Federal Home Loan Bank of San Francisco (March 2021 to present); CEO of Bazemore Consulting LLC (2018 to 2021); director of Chimera Investment Corporation, a publicly traded mortgage REIT (November 2017 to February 2021); a director of First Industrial Realty Trust, an owner and operator of industrial properties (May 2020 to present); a co-owner of Pet Friendly Dog Bakery LLC (2016 to present); a director of the University of Virginia Foundation; a member of the University of Virginia’s Center for Politics Advisory Board; a director of Public Media Company; and a trustee of the Southern California chapter of the International Women’s Forum as of January 1, 2021 to present. She previously served as president of Radian Guaranty, a national private mortgage insurer from 2008 to 2017; and a director of the Federal Home Loan Bank of Pittsburgh from August 2017 to February 2019. Ms. Bazemore has a J.D. from Columbia University and a B.A. from the University of Virginia. She has been an independent director of the Price Funds since January 2018 and became the chair of the Joint Audit Committee in August 2019.

Ronald J. Daniels is the 14th president of Johns Hopkins University, a position he has held since 2009. In that role, he serves as the chair of the Executive Committee of Johns Hopkins Medicine and is a professor in the Department of Political Science. Previously, he was provost and professor of law at the University of Pennsylvania and dean and James M. Tory Professor of Law at the University of Toronto. He has been an independent director of the Price Funds since January 2018 and he became a member of the Joint Audit Committee in August 2019.

Bruce W. Duncan has substantial experience in the field of commercial real estate. Mr. Duncan served as president, chief executive officer, and a director of CyrusOne, Inc., a real estate investment trust specializing in engineering, building, and managing data centers, from July 2020 to July 2021. He served as chair of the Board of First Industrial Realty Trust from January 2016 until July 2020, president and chief executive officer from January 2009 until September 2016, and chief executive officer until December 2016. In November 2018, Mr. Duncan became a senior advisor to KKR. In May 2016, Mr. Duncan became a member of the board of Boston Properties, and he is currently a member of the nominating and governance committee and is a member of the audit committee of Boston Properties. From September 2016 until July 2020, Mr. Duncan served as a member of the board of Marriott International, Inc. He has been an independent director of the Price Funds since October 2013; in September 2014, he became a member of the Joint Audit Committee until August 2019 and served as chair of the Joint Audit Committee from July 2017 to August 2019.

Robert J. Gerrard, Jr. has served as chair of the Boards of all Price Funds since July 2018. He has been an independent director of certain Price Funds since 2012 (and all Price Funds since October 2013), and served as the chair of the Joint Audit Committee from September 2014 to July 2017. He became chair of the Price Funds in July 2018 and became a member of the Joint Audit Committee in August 2019. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and served as general counsel to Scripps Networks.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments, and has significant global experience. He serves on the advisory board of Vizzia Technologies as well as Gilman School and Bridges Baltimore. He has been an independent director of the Price Funds since October 2013; served as a member of the Joint Audit Committee from September 2014 to August 2019; and became a member of the Joint Audit Committee in February 2022.

David Oestreicher has served as an interested director of all Price Funds since July 2018. He is the general counsel for T. Rowe Price Group, Inc. and a member of the firm’s management committee. Mr. Oestreicher serves as a member of the Board of Governors for the Investment Company Institute (ICI), and previously served as the chair of the ICI’s international committee. He is on the Mutual Insurance Company Board of Governors, where he serves as a member of its executive committee and chair of its risk management committee. He also served on the board of the Investment Adviser Association and was a past chair of its legal and regulatory committee. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation with the SEC.

Robert W. Sharps (served as an interested director until February 3, 2022) served as an interested director of the domestic equity and international Price Funds from April 2017 and has served as interested director of all other Price Funds from January 1, 2019 until his resignation from the Board on February 3, 2022. Mr. Sharps served as the co-head of Global Equities at T. Rowe Price until February 2018, at which point he became the head of Investments. He served as the group chief investment officer for T. Rowe Price from April 2017 until December 2021. Rob Sharps is the chief executive officer and president of Price Group. He is the chair of the company’s Executive, Management, and Management Compensation and Development Committees. Prior to joining T. Rowe Price in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. In addition to his various offices held with T. Rowe Price and its affiliates, Mr. Sharps is a Chartered Financial Analyst.

Eric L. Veiel has served as an interested director of all Price Funds since February 2022. He is the head of Global Equity and chief investment officer, chair of the Investment Management Steering Committee, and a member of the Management, Equity Steering, International Steering, Multi-Asset Steering, Product Steering, and Management Compensation and Development Committees. Mr. Veiel’s investment experience began in 1999, and he has been with T. Rowe Price since 2005, beginning in the Equity Division as an investment analyst covering life insurance companies, asset managers, money-centered banks, and investment banks. From 2010 to 2014, he was the portfolio manager of the Financial Services Equity Strategy and the financial services sector team leader. After that, he was a co-director of Equity Research for North America and co-portfolio manager of the US Equity Structured Research Strategy. Most recently, he was co-head of Global Equity and head of U.S. Equity. Prior to T. Rowe Price, he spent six years as a sell-side equity analyst, covering health insurers and pharmacy benefit managers at Wachovia Securities, Deutsche Bank Securities, and A.G. Edwards & Sons.

Kellye L. Walker is Executive Vice President and Chief Legal Officer of Eastman Chemical Company, and is a seasoned senior executive with over 25 years of experience helping publicly traded companies increase value through forward thinking, strategic discipline, and a focus on continuous improvement. Her experience includes leading law departments, as well as other functions including compliance; government affairs; human resources; health, safety, environment and security; and information technology (IT). Ms. Walker was appointed as independent director of the Price Funds on November 8, 2021.

In addition, the following tables provide biographical information for the directors, along with their principal occupations and any directorships they have held of public companies and other investment companies during the past five years. Each director who is not an interested person (as defined in the 1940 Act) of the fund referred to herein as independent director.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Teresa Bryce Bazemore 1959 204 portfolios

President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021)

Chimera Investment Corporation (2017 to 2021); First Industrial Realty Trust (2020 to present); Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels 1959 204 portfolios	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present)	Lyndhurst Holdings (2015 to present); BridgeBio Pharma, Inc. (2020 to present)
Bruce W. Duncan 1951 204 portfolios

President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present)

CyrusOne, Inc. (2020 to 2021); First Industrial Realty Trust (2016 to 2020); Starwood Hotels & Resorts (1999 to 2016); Boston Properties (2016 to present); Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. 1952 204 portfolios

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016)

Chair of the Board, all funds (July 2018 to present)

None
Paul F. McBride 1956 204 portfolios	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)	None
Kellye L. Walker (c) 1966 204 portfolios

Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March 2020)

Lincoln Electric Company (October 2020 to present)

(a) All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

(b) William J. Stromberg, non-executive chair of the Board and director of T. Rowe Price Group, Inc. (the parent company of the Price Funds’ investment adviser), has served on the Board of Trustees of Johns Hopkins University since 2014.

(c) Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

Interested Directors(a)

The following persons are considered interested directors of the funds because they also serve as employees of T. Rowe Price or its affiliates. No more than two interested directors serve as directors of any fund.

The Boards invite nominations from the funds’ investment adviser for persons to serve as interested directors, and the Board reviews and approves these nominations. Each of the current interested directors is a senior executive officer of T. Rowe Price and T. Rowe Price Group, Inc., as well as certain of their affiliates. David Oestreicher has served as an interested director of all Price Funds since July 2018. Robert W. Sharps served as interested director of the domestic fixed income Price Funds from January 1, 2019, and all other Price Funds from April 1, 2017, until his resignation from the Board on February 3, 2022. Eric L. Veiel has served as an interested director of all Price Funds since February 2022. For each fund, the two interested directors serve as members of the fund’s Executive Committee. In addition, specific experience with respect to the interested directors’ occupations and directorships of public companies and other investment companies are set forth in the following table.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies
David Oestreicher 1967 204 portfolios

General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, Price Investment Management; Vice President and Secretary, Price International; Vice President, Price Hong Kong, Price Japan, and Price Singapore

Principal Executive Officer and Executive Vice President, all funds

None
Robert W. Sharps, CFA, CPA 1971 0 portfolios

Director and Vice President, T. Rowe Price; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Director, Price Investment Management; Vice President, T. Rowe Price Trust Company

President, Equity Funds; Vice President, Global Funds, Growth Stock Fund, International Funds, Multi-Strategy Total Return Fund, Retirement Funds, Spectrum Funds, and Spectrum Funds II

T. Rowe Price Group, Inc.
Eric L. Veiel, CFA 1972 204 portfolios	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company Vice President, Global Funds	None

(a) All information about the interested directors was current as of January 1,2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

Funds-of-Funds Arrangements

The Board is responsible for overseeing the business and affairs of the T. Rowe Price Funds-of-Funds, which consist of the following: Spectrum Diversified Equity Fund, Spectrum Income Fund, and Spectrum International Equity Fund (collectively, the “Spectrum Funds”); Retirement 2005 Fund, Retirement 2010 Fund, Retirement 2015 Fund, Retirement 2020 Fund, Retirement 2025 Fund, Retirement 2030 Fund, Retirement 2035 Fund, Retirement 2040 Fund, Retirement 2045 Fund, Retirement 2050 Fund, Retirement 2055 Fund, Retirement 2060 Fund, Retirement 2065 Fund, and Retirement Balanced Fund, and their respective share classes (collectively, the “RDFs”); Retirement Blend 2005 Fund, Retirement Blend 2010 Fund, Retirement Blend 2015 Fund, Retirement Blend 2020 Fund, Retirement Blend 2025 Fund, Retirement Blend 2030 Fund, Retirement Blend 2035 Fund, Retirement Blend 2040 Fund, Retirement Blend 2045 Fund, Retirement Blend 2050 Fund, Retirement Blend 2055 Fund, Retirement Blend 2060 Fund, Retirement Blend 2065 Fund (collectively the “Retirement Blend Funds”); Retirement I 2005 Fund, Retirement I 2010 Fund, Retirement I 2015 Fund, Retirement I 2020 Fund, Retirement I 2025 Fund, Retirement I 2030 Fund, Retirement I 2035 Fund, Retirement I 2040 Fund, Retirement I 2045 Fund, Retirement I 2050 Fund, Retirement I 2055 Fund, Retirement I 2060 Fund, Retirement I 2065 Fund, and Retirement Balanced I Fund (collectively the, “Retirement I Funds”); Retirement Income 2020 Fund; and Target 2005 Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Target 2060 Fund, and Target 2065 Fund and their respective share classes (collectively, the “TRFs”). The Spectrum Funds, RDFs, Retirement Blend, Retirement I Funds, Retirement Income 2020 Fund, and TRFs are referred to collectively as “Funds-of-Funds” and each fund individually as a “Fund-of-Funds,” and where the policies that apply to the RDFs, Retirement Blend, Retirement I Funds, Retirement Income 2020 Fund, and TRFs are identical, the RDFs, Retirement I Funds, Retirement Income 2020 Fund, and TRFs may be referred to collectively as “Target Date Funds.”

A majority of the directors of the Funds-of-Funds are independent of T. Rowe Price and its affiliates. However, the directors and officers of the Funds-of-Funds and certain directors and officers of T. Rowe Price and its affiliates also serve in similar positions with most of the various Price Funds in which the Fund-of-Funds invest (collectively, the “underlying Price Funds”). Thus, if the interests of the Funds-of-Funds and the underlying Price Funds were ever to become divergent, it is possible that a conflict of interest could arise and affect how this latter group of persons fulfill their fiduciary duties to the Funds-of-Funds and the underlying Price Funds. The directors of the Funds-of-Funds believe they have structured the Funds-of Funds to avoid these concerns. However, a situation could conceivably occur where proper action for the Funds-of-Funds could be adverse to the interests of an underlying Price Fund, or the reverse could occur. If the possibility of such a situation arises, the directors and officers of the affected funds and the directors and officers of T. Rowe Price will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict or adverse impacts. For example, the Fund-of-Funds may add or remove underlying Price Funds from their list of permissible investments, change their asset allocations among the underlying Price Funds, or change their investments in the underlying Price Funds to a different share class. These actions could increase a Fund-of-Fund’s capital gains distributions, which may be taxable to shareholders who do not hold the Fund-of-Fund in a tax-deferred account, or have an adverse impact on an underlying Price Fund, including increasing the underlying Price Fund’s capital gains, portfolio turnover, and transaction costs. Such actions could also cause the underlying Price Fund to sell securities or invest additional cash at disadvantageous prices. In addition, changing an investment in an underlying Price Fund to a different share class of the underlying Price Fund could cause an increase to the expense ratio of one or more of the underlying Price Fund’s share classes.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on each fund’s Board (or that of the corporation of which the fund is a series of).

Corporation	Number of Portfolios	Independent Directors
		Bazemore	Daniels	Duncan	Gerrard	McBride	Walker*
All-Cap Opportunities Fund	1	2018	2018	2013	2012	2013	2021
Balanced Fund	1	2018	2018	2013	2012	2013	2021
Blue Chip Growth Fund	1	2018	2018	2013	2012	2013	2021
Capital Appreciation Fund	1	2018	2018	2013	2012	2013	2021
Communications & Technology Fund	1	2018	2018	2013	2012	2013	2021
Corporate Income Fund	1	2018	2018	2013	2013	2013	2021
Credit Opportunities Fund	1	2018	2018	2014	2014	2014	2021
Diversified Mid-Cap Growth Fund	1	2018	2018	2013	2012	2013	2021
Dividend Growth Fund	1	2018	2018	2013	2012	2013	2021
Equity Funds	5	2018	2018	2013	2012	2013	2021
Equity Income Fund	1	2018	2018	2013	2012	2013	2021
Financial Services Fund	1	2018	2018	2013	2012	2013	2021
Floating Rate Fund	1	2018	2018	2013	2013	2013	2021
Global Allocation Fund	1	2018	2018	2013	2013	2013	2021
Global Funds	4	2018	2018	2013	2012	2013	2021
Global Multi-Sector Bond Fund	1	2018	2018	2013	2013	2013	2021
Global Real Estate Fund	1	2018	2018	2013	2012	2013	2021
Global Technology Fund	1	2018	2018	2013	2012	2013	2021
GNMA Fund	1	2018	2018	2013	2013	2013	2021
Government Money Fund	1	2018	2018	2013	2013	2013	2021
Growth Stock Fund	1	2018	2018	2013	2012	2013	2021
Health Sciences Fund	1	2018	2018	2013	2012	2013	2021
High Yield Fund	2	2018	2018	2013	2013	2013	2021
Index Trust	5	2018	2018	2013	2012	2013	2021

Corporation	Number of Portfolios	Independent Directors
		Bazemore	Daniels	Duncan	Gerrard	McBride	Walker*
Inflation Protected Bond Fund	1	2018	2018	2013	2013	2013	2021
Institutional Income Funds	3	2018	2018	2013	2013	2013	2021
Intermediate Tax-Free High Yield Fund	1	2018	2018	2014	2014	2014	2021
International Funds	28	2018	2018	2013	2012	2013	2021
International Index Fund	1	2018	2018	2013	2012	2013	2021
Limited Duration Inflation Focused Bond Fund	1	2018	2018	2013	2013	2013	2021
Mid-Cap Growth Fund	1	2018	2018	2013	2012	2013	2021
Mid-Cap Value Fund	1	2018	2018	2013	2012	2013	2021
Multi-Sector Account Portfolios	6	2018	2018	2013	2013	2013	2021
Multi-Strategy Total Return Fund	1	2018	2018	2017	2017	2017	2021
New Era Fund	1	2018	2018	2013	2012	2013	2021
New Horizons Fund	1	2018	2018	2013	2012	2013	2021
New Income Fund	1	2018	2018	2013	2013	2013	2021
QM U.S. Bond Index Fund	1	2018	2018	2013	2013	2013	2021
Quantitative Management Funds	4	2018	2018	2013	2012	2013	2021
Real Assets Fund	1	2018	2018	2013	2012	2013	2021
Real Estate Fund	1	2018	2018	2013	2012	2013	2021
TRP Reserve Funds	5	2018	2018	2013	2013	2013	2021
Retirement Funds	55	2018	2018	2013	2012	2013	2021
Science & Technology Fund	1	2018	2018	2013	2012	2013	2021
Short-Term Bond Fund	3	2018	2018	2013	2013	2013	2021
Small-Cap Stock Fund	1	2018	2018	2013	2012	2013	2021
Small-Cap Value Fund	1	2018	2018	2013	2012	2013	2021
Spectrum Funds	3	2018	2018	2013	2012	2013	2021
Spectrum Funds II	3	2018	2018	2013	2012	2013	2021
State Tax-Free Funds	8	2018	2018	2013	2013	2013	2021
Summit Income Funds	1	2018	2018	2013	2013	2013	2021
Summit Municipal Funds	2	2018	2018	2013	2013	2013	2021
Tax-Efficient Funds	1	2018	2018	2013	2012	2013	2021
Tax-Exempt Money Fund	1	2018	2018	2013	2013	2013	2021
Tax-Free High Yield Fund	1	2018	2018	2013	2013	2013	2021
Tax-Free Income Fund	1	2018	2018	2013	2013	2013	2021
Tax-Free Short-Intermediate Fund	1	2018	2018	2013	2013	2013	2021
Total Return Fund	1	2018	2018	2016	2016	2016	2021
U.S. Equity Research Fund	1	2018	2018	2013	2012	2013	2021
U.S. Large-Cap Core Fund	1	2018	2018	2013	2012	2013	2021
U.S. Treasury Funds	3	2018	2018	2013	2013	2013	2021
Value Fund	1	2018	2018	2013	2012	2013	2021

*  Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

Corporation	Number of Portfolios	Interested Directors
		Oestreicher	Veiel
All-Cap Opportunities Fund	1	2018	2022
Balanced Fund	1	2018	2022
Blue Chip Growth Fund	1	2018	2022
Capital Appreciation Fund	1	2018	2022
Communications & Technology Fund	1	2018	2022
Corporate Income Fund	1	2018	2022
Credit Opportunities Fund	1	2018	2022
Diversified Mid-Cap Growth Fund	1	2018	2022
Dividend Growth Fund	1	2018	2022
Equity Funds	5	2018	2022
Equity Income Fund	1	2018	2022
Financial Services Fund	1	2018	2022
Floating Rate Fund	1	2018	2022
Global Allocation Fund	1	2018	2022
Global Funds	4	2018	2022
Global Multi-Sector Bond Fund	1	2018	2022
Global Real Estate Fund	1	2018	2022
Global Technology Fund	1	2018	2022
GNMA Fund	1	2018	2022
Government Money Fund	1	2018	2022
Growth Stock Fund	1	2018	2022
Health Sciences Fund	1	2018	2022
High Yield Fund	2	2018	2022
Index Trust	5	2018	2022
Inflation Protected Bond Fund	1	2018	2022
Institutional Income Funds	3	2018	2022
Intermediate Tax-Free High Yield Fund	1	2018	2022
International Funds	28	2018	2022
International Index Fund	1	2018	2022
Limited Duration Inflation Focused Bond Fund	1	2018	2022
Mid-Cap Growth Fund	1	2018	2022
Mid-Cap Value Fund	1	2018	2022
Multi-Sector Account Portfolios	6	2018	2022
Multi-Strategy Total Return Fund	1	2018	2022
New Era Fund	1	2018	2022
New Horizons Fund	1	2018	2022
New Income Fund	1	2018	2022
QM U.S. Bond Index Fund	1	2018	2022
Quantitative Management Funds	4	2018	2022
Real Assets Fund	1	2018	2022

Corporation	Number of Portfolios	Interested Directors
		Oestreicher	Veiel
Real Estate Fund	1	2018	2022
TRP Reserve Funds	5	2018	2022
Retirement Funds	55	2018	2022
Science & Technology Fund	1	2018	2022
Short-Term Bond Fund	3	2018	2022
Small-Cap Stock Fund	1	2018	2022
Small-Cap Value Fund	1	2018	2022
Spectrum Funds	3	2018	2022
Spectrum Funds II	3	2018	2022
State Tax-Free Funds	8	2018	2022
Summit Income Funds	1	2018	2022
Summit Municipal Funds	2	2018	2022
Tax-Efficient Funds	1	2018	2022
Tax-Exempt Money Fund	1	2018	2022
Tax-Free High Yield Fund	1	2018	2022
Tax-Free Income Fund	1	2018	2022
Tax-Free Short-Intermediate Fund	1	2018	2022
Total Return Fund	1	2018	2022
U.S. Equity Research Fund	1	2018	2022
U.S. Large-Cap Core Fund	1	2018	2022
U.S. Treasury Funds	3	2018	2022
Value Fund	1	2018	2022

Below is a table that sets forth certain information, as of January 31, 2022, concerning each person deemed to be an officer of the Price Funds.

Officers

Fund	Name	Position Held With Fund
All funds	David Oestreicher	Director, Principal Executive Officer, and Executive Vice President
	Alan S. Dupski	Principal Financial Officer, Vice President, and Treasurer
	Mary Ann Picciotto	Chief Compliance Officer
	Gary J. Greb	Vice President
	Paul J. Krug	Vice President
	Fran M. Pollack-Matz	Vice President and Secretary
	Megan Warren	Vice President
	Shannon Hofher Rauser	Assistant Secretary

Below is a table that sets forth certain information, organized by fund, concerning each person deemed to be an officer of each fund. Information is provided as of January 31, 2022.

Fund	Name	Position Held With Fund
All-Cap Opportunities Fund	Justin P. White	President
	Jason Adams	Vice President
	Ziad Bakri	Vice President
	Shaun Michael Currie	Vice President
	Eric L. DeVilbiss	Vice President
	Shawn T. Driscoll	Vice President
	Jon Michael Friar	Vice President
	Jeffrey Holford	Vice President
	Dante Pearson	Vice President
	Craig A. Thiese	Vice President
	Ari Weisband	Vice President
(For remaining officers, refer to the “All funds” table)
Balanced Fund	Charles M. Shriver	Co-President
	Toby M. Thompson	Co-President
	Kimberly E. DeDominicis	Vice President
	Mark S. Finn	Vice President
	Robert M. Larkins	Vice President
	Wyatt A. Lee	Vice President
	Raymond A. Mills	Vice President
	Sebastien Page	Vice President

	Rodney M. Rayburn	Vice President
	Guido F. Stubenrauch	Vice President
(For remaining officers, refer to the “All funds” table)
Blue Chip Growth Fund	Paul Greene II	President
	Jason Adams	Vice President
	Ziad Bakri	Vice President
	Jon Michael Friar	Vice President

	Kate Hobbs	Vice President
	Lu Liu	Vice President
	Jodi Love	Vice President
	George Marzano	Vice President
	Weijie (Vivian) Si	Vice President
	James Stillwagon	Vice President
	Alan Tu	Vice President
	Anthony Bruce Wang	Vice President
	Justin P. White	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Capital Appreciation Fund	David R. Giroux	President

	Paul Cho	Vice President
	Donald J. Easley	Vice President
	Matthew Frustaci	Vice President
	Steven D. Krichbaum	Vice President
	Kevin Patrick Loome	Vice President
	Brad Moldin	Vice President
	Vivek Rajeswaran	Vice President
	Farris G. Shuggi	Vice President
	Mike Signore	Vice President
	Brian Solomon	Vice President
	Matthew Stevenson	Vice President
	Chen Tian	Vice President
	Tamara P. Wiggs	Vice President
	Jon Davis Wood	Vice President
	Ashley R. Woodruff	Vice President
(For remaining officers, refer to the “All funds” table)
Communications & Technology Fund	James Stillwagon	President
	Gregory Dunham	Vice President
	David J. Eiswert	Vice President
	Joseph B. Fath	Vice President
	Chris Graff	Vice President
	Paul Greene II	Vice President
	Sam Johnson	Vice President
	Lu Liu	Vice President
	Ross MacMillan	Vice President
	Jennifer O’Hara Martin	Vice President
	Daniel Martino	Vice President
	Philip A. Nestico	Vice President
	Daniel Shear	Vice President
	Alan Tu	Vice President
	Justin P. White	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Corporate Income Fund	Steven E. Boothe	Co-President
	Lauren T. Wagandt	Co-President
	Michael Patrick Daley	Vice President
	Michael J. Grogan	Vice President
	Michael Lambe	Vice President
	Matthew Lawton	Vice President
	Samy B. Muaddi	Vice President
	Alexander S. Obaza	Vice President
	Miso Park	Vice President
	Theodore E. Robson	Vice President
	Elliot J. Shue	Vice President
	Jeanny Silva	Vice President
	Tyrone Smith	Vice President
	Mark Stodden	Vice President
	Robert D. Thomas	Vice President
	Wesley Ross Trowbridge	Vice President
	Mitch Unger	Vice President
	Bineesha Wickremarachchi	Vice President
	James Woodward	Vice President
(For remaining officers, refer to the “All funds” table)
Credit Opportunities Fund	Rodney M. Rayburn	President
	Jason A. Bauer	Vice President
	Daniel Fox	Vice President
	Michael T. Hyland	Vice President
	Brian A. Rubin	Vice President
	Reena Tilva	Vice President
	Michael J. Trivino	Vice President
	Adam Trusley	Vice President
	David Alan Yatzeck	Vice President
(For remaining officers, refer to the “All funds” table)
Diversified Mid-Cap Growth Fund	Donald J. Peters	President
	Jason Adams	Vice President
	Kennard W. Allen	Vice President
	Stephanie Beebe	Vice President
	Anne Daub	Vice President
	Rachel D. Jonas	Vice President
	Jodi Love	Vice President
	Ross MacMillan	Vice President
	Sudhir Nanda	Vice President
	Weijie (Vivian) Si	Vice President
	Anthony Bruce Wang	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Dividend Growth Fund	Thomas J. Huber	President
	Jason Adams	Vice President
	Peter J. Bates	Vice President
	Shawn T. Driscoll	Vice President
	Jon Michael Friar	Vice President
	Ryan S. Hedrick	Vice President
	Melanie A. Abate Rizzo	Vice President
	Jeffrey Rottinghaus	Vice President
	Weijie (Vivian) Si	Vice President
	Gabriel Solomon	Vice President
	Steven Strycula	Vice President
	Anthony Bruce Wang	Vice President
(For remaining officers, refer to the “All funds” table)
Equity Funds	Robert W. Sharps	President
Institutional Large-Cap Core Growth Fund	Francisco Alonso	Executive Vice President
Institutional Mid-Cap Equity Growth Fund	Brian W.H. Berghuis	Executive Vice President
Institutional Small-Cap Stock Fund	Mark S. Finn	Executive Vice President
Large-Cap Growth Fund	Paul Greene II	Executive Vice President
Large-Cap Value Fund	John D. Linehan	Executive Vice President
	Heather K. McPherson	Executive Vice President
	Joshua Nelson	Executive Vice President
	Gabriel Solomon	Executive Vice President
	Taymour R. Tamaddon	Executive Vice President
	John F. Wakeman	Vice President
(For remaining officers, refer to the “All funds” table)
Equity Income Fund	John D. Linehan	President
	Jason Adams	Vice President
	Ziad Bakri	Vice President
	Mark S. Finn	Vice President
	Ryan S. Hedrick	Vice President
	Kate Hobbs	Vice President
	Jonathan R. Hussey	Vice President
	Shinwoo Kim	Vice President
	Daniel Martino	Vice President
	George Marzano	Vice President
	Heather K. McPherson	Vice President
	Andy Peters	Vice President
	Melanie A. Abate Rizzo	Vice President
	Daniel Shear	Vice President
	Matthew J. Snowling	Vice President
	Preeta Ragavan Srinivasan	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Financial Services Fund	Matthew J. Snowling	President
	Elias Chrysostomou	Vice President
	Vincent Michael DeAugustino	Vice President
	Jon Michael Friar	Vice President
	Nina P. Jones	Vice President
	Takanori Kobayashi	Vice President
	Shengrong Lau	Vice President
	Gregory Locraft	Vice President
	Jihong Min	Vice President
	Gabriel Solomon	Vice President
	Preeta Ragavan Srinivasan	Vice President
	Zenon Voyiatzis	Vice President
	Ari Weisband	Vice President
(For remaining officers, refer to the “All funds” table)
Floating Rate Fund	Paul M. Massaro	President
	Jason A. Bauer	Vice President
	Michael F. Connelly	Vice President
	Stephen M. Finamore	Vice President
	Justin T. Gerbereux	Vice President

	Michael J. McGonigle	Vice President
	Brian A. Rubin	Vice President
	Michael J. Trivino	Vice President
	Rebecca Willey	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Global Funds	Justin Thomson	President
Global Value Equity Fund	Malik Sarmad Asif	Executive Vice President
Institutional Emerging Markets Bond Fund	Oliver Douglas Martin Bell	Executive Vice President
Institutional Emerging Markets Equity Fund	Robert Scott Berg	Executive Vice President
Institutional International Disciplined Equity Fund	Richard N. Clattenburg	Executive Vice President
	David J. Eiswert	Executive Vice President
	Sebastien Mallet	Executive Vice President
	Raymond A. Mills	Executive Vice President
	Eric C. Moffett	Executive Vice President
	Samy B. Muaddi	Executive Vice President
	Joshua Nelson	Executive Vice President
	Jason Nogueira	Executive Vice President

	Federico Santilli	Executive Vice President
	Ulle Adamson	Vice President
	Roy H. Adkins	Vice President
	Kennard W. Allen	Vice President
	Paulina Amieva	Vice President
	Ziad Bakri	Vice President
	Harishankar Balkrishna	Vice President
	Sheena L. Barbosa	Vice President
	Peter J. Bates	Vice President
	Steven E. Boothe	Vice President
	Peter Ivanov Botoucharov	Vice President
	Tala Boulos	Vice President
	Carolyn Hoi Che Chu	Vice President
	Archibald Ciganer Albeniz	Vice President
	Michael J. Conelius	Vice President
	Richard de los Reyes	Vice President
	Iona Dent	Vice President
	Maria Elena Drew	Vice President
	Shawn T. Driscoll	Vice President
	Bridget A. Ebner	Vice President
	Mark S. Finn	Vice President
	Aaron Gifford	Vice President
	Paul Greene II	Vice President
	Benjamin Griffiths	Vice President
	Richard L. Hall	Vice President
	Amanda Buell Hall	Vice President

	Nabil Hanano	Vice President
	Jeffrey Holford	Vice President
	Stefan Hubrich	Vice President
	Arif Husain	Vice President
	Randal Spero Jenneke	Vice President
	Nina P. Jones	Vice President
	Yoichiro Kai	Vice President
	Jai Kapadia	Vice President
	Andrew J. Keirle	Vice President
	Christopher J. Kushlis	Vice President

Fund	Name	Position Held With Fund
	Johannes Loefstrand	Vice President
	Anh Thi Lu	Vice President
	Jennifer O’Hara Martin	Vice President
	Daniel Martino	Vice President
	Tobias Fabian Mueller	Vice President
	Sudhir Nanda	Vice President
	Kenneth Antony Orchard	Vice President
	Oluwaseun Oyegunle	Vice President
	Sebastian Schrott	Vice President
	Robert W. Sharps	Vice President
	Bin Shen	Vice President
	John Carl A. Sherman	Vice President
	Gabriel Solomon	Vice President
	Scott D. Solomon	Vice President
	Joshua K. Spencer	Vice President
	Taymour R. Tamaddon	Vice President
	Eric L. Veiel	Vice President
	Rupinder Vig	Vice President
	Zenon Voyiatzis	Vice President
	Verena Wachnitz	Vice President
	Dai Wang	Vice President
	Christopher S. Whitehouse	Vice President
	Marta Yago	Vice President
	Ernest C. Yeung	Vice President
(For remaining officers, refer to the “All funds” table)
Global Allocation Fund	Charles M. Shriver	Co-President
	Toby M. Thompson	Co-President
	Christina Dove	Vice President
	Robert Lovette Harlow	Vice President
	Stefan Hubrich	Vice President
	Robert M. Larkins	Vice President
	Sean P. McWilliams	Vice President
	Robert A. Panariello	Vice President
	Michael K. Sewell	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Global Multi-Sector Bond Fund	Kenneth Antony Orchard	President
	Steven E. Boothe	Vice President
	Christopher P. Brown	Vice President
	Vincent Chung	Vice President
	Michael F. Connelly	Vice President
	Quentin S. Fitzsimmons	Vice President
	Arif Husain	Vice President
	Keir R. Joyce	Vice President
	Andrew J. Keirle	Vice President
	Steven M. Kohlenstein	Vice President
	Samy B. Muaddi	Vice President
	Nikolaj Schmidt	Vice President
	Saurabh Sud	Vice President
	Ju Yen Tan	Vice President
	Siby Thomas	Vice President
	Susan G. Troll	Vice President
	James Woodward	Vice President
(For remaining officers, refer to the “All funds” table)
Global Real Estate Fund	Jai Kapadia	President
	Richard N. Clattenburg	Vice President
	Nina P. Jones	Vice President
	Vineet Khanna	Vice President
	Takanori Kobayashi	Vice President
	Gregg Korondi	Vice President
	Robert J. Marcotte	Vice President
	Raymond A. Mills	Vice President
	Philip A. Nestico	Vice President
	Dante Pearson	Vice President
	Preeta Ragavan Srinivasan	Vice President
	Kim Tracey	Vice President
	Pavel Vedrov	Vice President
	Charlene Wong	Vice President
	Marta Yago	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Global Technology Fund	Alan Tu	President
	Kennard W. Allen	Vice President
	Christopher W. Carlson	Vice President
	Gregory Dunham	Vice President
	David J. Eiswert	Vice President
	Sam Johnson	Vice President
	Lu Liu	Vice President
	Ross MacMillan	Vice President
	Jennifer O’Hara Martin	Vice President
	Dominic Rizzo	Vice President
	Joshua K. Spencer	Vice President
	James Stillwagon	Vice President
	Anthony Bruce Wang	Vice President
	Ari Weisband	Vice President
(For remaining officers, refer to the “All funds” table)
GNMA Fund	Keir R. Joyce	President
	Scott Edwin Ackerman	Vice President

	Brian J. Brennan	Vice President
	Christopher P. Brown	Vice President
	Ramon Roberto de Castro	Vice President
	Alan D. Levenson	Vice President
	Lei Zhu	Vice President
(For remaining officers, refer to the “All funds” table)
Government Money Fund	Douglas D. Spratley	President
	Colin T. Bando	Vice President
	Maria H. Condez	Vice President
	Stephanie Angelique Gentile	Vice President
	Alan D. Levenson	Vice President
	Cheryl A. Mickel	Vice President
	Chen Shao	Vice President
	Jeanny Silva	Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Growth Stock Fund	Joseph B. Fath	President
	Andrew S. Davis	Vice President
	Eric L. DeVilbiss	Vice President
	Shawn T. Driscoll	Vice President
	David J. Eiswert	Vice President
	Jon Michael Friar	Vice President
	Chris Graff	Vice President
	Paul Greene II	Vice President
	Jodi Love	Vice President
	Ross MacMillan	Vice President
	Robert W. Sharps	Vice President
	Taymour R. Tamaddon	Vice President
	Justin P. White	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Health Sciences Fund	Ziad Bakri	President
	Anne Daub	Vice President
	Melissa C. Gallagher	Vice President
	John Hall	Vice President
	Kate Hobbs	Vice President
	Jeffrey Holford	Vice President
	Rachel D. Jonas	Vice President
	Taymour R. Tamaddon	Vice President
(For remaining officers, refer to the “All funds” table)
High Yield Fund	Andrew C. McCormick	President
High Yield Fund(a)	Kevin Patrick Loome	Executive Vice President
U.S. High Yield Fund(b)	Rodney M. Rayburn	Executive Vice President
	Jason A. Bauer	Vice President
	Michael F. Connelly	Vice President
	Maron Deering	Vice President
	Michael Della Vedova	Vice President

	Devon Everhart	Vice President
	Matthew Fanandakis	Vice President
	Stephen M. Finamore	Vice President
	Daniel Fox	Vice President
	Justin T. Gerbereux	Vice President
	Gregg Gola	Vice President
	Michael T. Hyland	Vice President
	Paul M. Massaro	Vice President
	Todd Nocella	Vice President
	Latika Ravi	Vice President
	Brian A. Rubin	Vice President
	Reena Tilva	Vice President
	Michael J. Trivino	Vice President
	Douglas Zinser	Vice President
(For remaining officers, refer to the “All funds” table)
Index Trust	Neil Smith	President
Equity Index 500 Fund	Michael K. Sewell	Executive Vice President
Extended Equity Market Index Fund	E. Frederick Bair	Vice President
Mid-Cap Index Fund	Michael T. Wehn	Vice President
Small-Cap Index Fund
Total Equity Market Index Fund
U.S. Limited Duration TIPS Index Fund
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Inflation Protected Bond Fund	Michael K. Sewell	President
	Lior Almog	Vice President
	Stephen L. Bartolini	Vice President
	Brian J. Brennan	Vice President
	Quentin S. Fitzsimmons	Vice President
	Geoffrey M. Hardin	Vice President
	Keir R. Joyce	Vice President
	Alan D. Levenson	Vice President
	Christopher J. Temple	Vice President
	Siby Thomas	Vice President
	Susan G. Troll	Vice President
(For remaining officers, refer to the “All funds” table)
Institutional Income Funds	Paul M. Massaro	President
Institutional Floating Rate Fund	Robert M. Larkins	Executive Vice President
Institutional High Yield Fund	Rodney M. Rayburn	Executive Vice President
Institutional Long Duration Credit Fund	Douglas D. Spratley	Executive Vice President
	Jason A. Bauer	Vice President
	Steven E. Boothe	Vice President
	Maria H. Condez	Vice President
	Michael F. Connelly	Vice President
	Michael Patrick Daley	Vice President
	Stephanie Angelique Gentile	Vice President
	Justin T. Gerbereux	Vice President

	Michael J. Grogan	Vice President
	Michael Lambe	Vice President
	Yongheon Lee	Vice President
	Alan D. Levenson	Vice President
	Michael J. McGonigle	Vice President
	Cheryl A. Mickel	Vice President
	Samy B. Muaddi	Vice President
	Alexander S. Obaza	Vice President
	Miso Park	Vice President
	Theodore E. Robson	Vice President
	Brian A. Rubin	Vice President
	Chen Shao	Vice President
	Jeanny Silva	Vice President
	Michael J. Trivino	Vice President
	Lauren T. Wagandt	Vice President
	Bineesha Wickremarachchi	Vice President
	Rebecca Willey	Vice President
	James Woodward	Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Intermediate Tax-Free High Yield Fund	James M. Murphy	President
	Ralph Lee Arnold Jr.	Executive Vice President
	Colin T. Bando	Vice President
	Daniel Chihorek	Vice President
	Sarah J. Engle	Vice President
	Thomas Dylan Jones	Vice President
	Michael Kane	Vice President

	Konstantine B. Mallas	Vice President

(For remaining officers, refer to the “All funds” table)
International Funds	Justin Thomson	President
Africa & Middle East Fund	Jason Adams	Executive Vice President
Asia Opportunities Fund	Ulle Adamson	Executive Vice President
China Evolution Equity Fund	Malik Sarmad Asif	Executive Vice President
Dynamic Credit Fund	Harishankar Balkrishna	Executive Vice President
Dynamic Global Bond Fund	Peter J. Bates	Executive Vice President
Emerging Europe Fund	Robert Scott Berg	Executive Vice President
Emerging Markets Bond Fund	Archibald Ciganer Albeniz	Executive Vice President
Emerging Markets Corporate Bond Fund	Richard N. Clattenburg	Executive Vice President
Emerging Markets Discovery Stock Fund	Michael Della Vedova	Executive Vice President
Emerging Markets Local Currency Bond Fund	David J. Eiswert	Executive Vice President
Emerging Markets Stock Fund	Benjamin Griffiths	Executive Vice President
European Stock Fund	Arif Husain	Executive Vice President
Global Consumer Fund	Andrew J. Keirle	Executive Vice President
Global Growth Stock Fund	Anh Thi Lu	Executive Vice President
Global High Income Bond Fund	Colin McQueen	Executive Vice President
Global Impact Equity Fund	Raymond A. Mills	Executive Vice President
Global Industrials Fund	Eric C. Moffett	Executive Vice President
Global Stock Fund	Samy B. Muaddi	Executive Vice President
International Bond Fund	Tobias Fabian Mueller	Executive Vice President
International Bond Fund (USD Hedged)	Joshua Nelson	Executive Vice President
International Disciplined Equity Fund	Kenneth Antony Orchard	Executive Vice President
International Discovery Fund	Oluwaseun Oyegunle	Executive Vice President
International Stock Fund	Federico Santilli	Executive Vice President
International Value Equity Fund	Weijie (Vivian) Si	Executive Vice President
Japan Fund	Saurabh Sud	Executive Vice President
Latin America Fund	Siby Thomas	Executive Vice President
New Asia Fund	Mark J. Vaselkiv	Executive Vice President

	Verena Wachnitz	Executive Vice President
	Ernest C. Yeung	Executive Vice President
	Wenli Zheng	Executive Vice President
	Mariel Abreu	Vice President
	Roy H. Adkins	Vice President
	Syed Haider Ali	Vice President
	Kennard W. Allen	Vice President
	Paulina Amieva	Vice President
	Ziad Bakri	Vice President
	Sheena L. Barbosa	Vice President
	Jason A. Bauer	Vice President

Fund	Name	Position Held With Fund
	Luis Martin Baylac	Vice President
	Steven E. Boothe	Vice President
	Peter Ivanov Botoucharov	Vice President
	Tala Boulos	Vice President
	Christopher P. Brown	Vice President
	Shiu Tak (Sheldon) Chan	Vice President
	Andrew Chang	Vice President
	Carolyn Hoi Che Chu	Vice President
	Vincent Chung	Vice President
	Michael J. Conelius	Vice President
	Michael F. Connelly	Vice President
	Andrew S. Davis	Vice President
	Richard de los Reyes	Vice President
	Iona Dent	Vice President
	Maria Elena Drew	Vice President
	Shawn T. Driscoll	Vice President
	Bridget A. Ebner	Vice President
	Dawei Feng	Vice President
	Ryan W Ferro	Vice President
	Mark S. Finn	Vice President
	Quentin S. Fitzsimmons	Vice President
	Melissa C. Gallagher	Vice President
	Justin T. Gerbereux	Vice President
	Aaron Gifford	Vice President
	Vishnu Vardhan Gopal	Vice President
	Joel Grant	Vice President
	Paul Greene II	Vice President
	Gianluca Guicciardi	Vice President
	Shaoyu Guo	Vice President
	Richard L. Hall	Vice President
	Nabil Hanano	Vice President
	Jeffrey Holford	Vice President
	Stefan Hubrich	Vice President
	Tetsuji Inoue	Vice President
	Michael Jacobs	Vice President
	Randal Spero Jenneke	Vice President
	Prashant G. Jeyaganesh	Vice President
	Nina P. Jones	Vice President
	Yoichiro Kai	Vice President
	Jacob H. Kann	Vice President
	Jai Kapadia	Vice President
	Takanori Kobayashi	Vice President
	Christopher J. Kushlis	Vice President
	Shengrong Lau	Vice President
	Lu Liu	Vice President
	Johannes Loefstrand	Vice President
	Sebastien Mallet	Vice President
	Jennifer O’Hara Martin	Vice President

Fund	Name	Position Held With Fund
	Ryan Martyn	Vice President
	Jihong Min	Vice President
	Ivan Morozov	Vice President
	Razan Nasser	Vice President
	Philip A. Nestico	Vice President
	Sridhar Nishtala	Vice President
	Todd Reese	Vice President
	Melanie A. Abate Rizzo	Vice President
	David L. Rowlett	Vice President
	Nikolaj Schmidt	Vice President
	Sebastian Schrott	Vice President
	Robert W. Sharps	Vice President
	Bin Shen	Vice President

	Gabriel Solomon	Vice President
	Scott D. Solomon	Vice President
	Joshua K. Spencer	Vice President
	David Stanley	Vice President
	Taymour R. Tamaddon	Vice President
	Ju Yen Tan	Vice President
	Sin Dee Tan	Vice President
	Siby Thomas	Vice President
	Rupinder Vig	Vice President
	Willem Visser	Vice President
	Christopher Vost	Vice President
	Zenon Voyiatzis	Vice President
	David J. Wallack	Vice President
	Dai Wang	Vice President
	Hiroshi Watanabe	Vice President
	James Woodward	Vice President
	Marta Yago	Vice President
	Benjamin T. Yeagle	Vice President

(For remaining officers, refer to the “All funds” table)
International Index Fund	Neil Smith	President
International Equity Index Fund	E. Frederick Bair	Vice President
	Alexa M. Gagliardi	Vice President
	Craig A. Thiese	Vice President
	Michael T. Wehn	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Limited Duration Inflation Focused Bond Fund	Michael K. Sewell	President
	Lior Almog	Vice President
	Stephen L. Bartolini	Vice President
	Brian J. Brennan	Vice President
	Quentin S. Fitzsimmons	Vice President
	Geoffrey M. Hardin	Vice President
	Keir R. Joyce	Vice President
	Wyatt A. Lee	Vice President
	Alan D. Levenson	Vice President
	Christopher J. Temple	Vice President
	Siby Thomas	Vice President
	Susan G. Troll	Vice President
(For remaining officers, refer to the “All funds” table)
Mid-Cap Growth Fund	Brian W.H. Berghuis	President
	John F. Wakeman	Executive Vice President
	Francisco Alonso	Vice President

	Donald J. Easley	Vice President
	Peter (Matt) Mahon	Vice President
	Robert J. Marcotte	Vice President
	Rekha Marda	Vice President
	Brad Moldin	Vice President
	Rohit Pandey	Vice President
	Emily Scudder	Vice President
	Nathan Segal	Vice President
	Jon Davis Wood	Vice President
	Ashley R. Woodruff	Vice President
	Nina Xu	Vice President
(For remaining officers, refer to the “All funds” table)
Mid-Cap Value Fund	David J. Wallack	President
	Heather K. McPherson	Executive Vice President
	Christopher W. Carlson	Vice President
	Richard de los Reyes	Vice President
	Vincent Michael DeAugustino	Vice President
	Mark S. Finn	Vice President
	Ryan S. Hedrick	Vice President
	Nina P. Jones	Vice President
	Andy Peters	Vice President
	Melanie A. Abate Rizzo	Vice President
	Gabriel Solomon	Vice President
	Justin P. White	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Multi-Sector Account Portfolios	Steven E. Boothe	President
Emerging Markets Corporate Multi-Sector Account Portfolio	Michael F. Connelly	Executive Vice President
Emerging Markets Local Multi-Sector Account Portfolio	Stephen M. Finamore	Executive Vice President
Floating Rate Multi-Sector Account Portfolio	Keir R. Joyce	Executive Vice President
High Yield Multi-Sector Account Portfolio	Andrew J. Keirle	Executive Vice President
Investment-Grade Corporate Multi-Sector Account Portfolio	Samy B. Muaddi	Executive Vice President
Mortgage-Backed Securities Multi-Sector Account Portfolio	Siby Thomas	Executive Vice President
	Mariel Abreu	Vice President
	Scott Edwin Ackerman	Vice President
	Roy H. Adkins	Vice President

	Anil Kumar Andhavarapu	Vice President
	Stephen L. Bartolini	Vice President
	Jason A. Bauer	Vice President
	Peter Ivanov Botoucharov	Vice President
	Tala Boulos	Vice President
	Brian J. Brennan	Vice President
	Christopher P. Brown	Vice President
	Shiu Tak (Sheldon) Chan	Vice President
	Carolyn Hoi Che Chu	Vice President
	Michael J. Conelius	Vice President
	Michael Patrick Daley	Vice President
	Ramon Roberto de Castro	Vice President
	Justin T. Gerbereux	Vice President
	Aaron Gifford	Vice President

	Michael J. Grogan	Vice President
	Shaoyu Guo	Vice President
	Richard L. Hall	Vice President
	Arif Husain	Vice President
	Christopher J. Kushlis	Vice President
	Michael Lambe	Vice President
	Alan D. Levenson	Vice President
	Paul M. Massaro	Vice President
	Michael J. McGonigle	Vice President
	Ivan Morozov	Vice President
	Razan Nasser	Vice President
	Alexander S. Obaza	Vice President
	Kenneth Antony Orchard	Vice President
	Miso Park	Vice President
	Rodney M. Rayburn	Vice President
	Theodore E. Robson	Vice President
	Brian A. Rubin	Vice President
	Jeanny Silva	Vice President
	David Stanley	Vice President
	Ju Yen Tan	Vice President
	Robert D. Thomas	Vice President
	Michael J. Trivino	Vice President
	Wesley Ross Trowbridge	Vice President
	Willem Visser	Vice President

Fund	Name	Position Held With Fund
	Lauren T. Wagandt	Vice President
	Bineesha Wickremarachchi	Vice President
	Rebecca Willey	Vice President
	James Woodward	Vice President
	Ka Yi Claire Ng	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Multi-Strategy Total Return Fund	Richard de los Reyes	Co-President
	Stefan Hubrich	Co-President
	Arif Husain	Vice President
	John D. Linehan	Vice President
	Sebastien Page	Vice President
	Robert W. Sharps	Vice President
	Justin Thomson	Vice President
(For remaining officers, refer to the “All funds” table)
New Era Fund	Shinwoo Kim	President
	Richard de los Reyes	Vice President
	Shawn T. Driscoll	Vice President
	Mark S. Finn	Vice President
	Gianluca Guicciardi	Vice President
	Ryan S. Hedrick	Vice President
	Jonathan R. Hussey	Vice President
	Vineet Khanna	Vice President
	Priyal Maniar	Vice President
	Ryan Martyn	Vice President
	Kevin Mastalerz	Vice President
	Heather K. McPherson	Vice President
	John Corbin Qian	Vice President
	Thomas Alexander Shelmerdine	Vice President
	Craig A. Thiese	Vice President
	David J. Wallack	Vice President
(For remaining officers, refer to the “All funds” table)
New Horizons Fund	Joshua K. Spencer	President
	Ziad Bakri	Vice President
	Christopher W. Carlson	Vice President
	Shaun Michael Currie	Vice President
	Andrew S. Davis	Vice President
	Gregory Dunham	Vice President
	Jon Michael Friar	Vice President
	Nabil Hanano	Vice President
	Maria Aimee Muller	Vice President
	Dante Pearson	Vice President
	Weijie (Vivian) Si	Vice President
	Alan Tu	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
New Income Fund	Stephen L. Bartolini	President
	Jason A. Bauer	Vice President
	Steven E. Boothe	Vice President
	Brian J. Brennan	Vice President
	Christopher P. Brown	Vice President
	Anna Alexandra Dreyer	Vice President
	Geoffrey M. Hardin	Vice President
	Keir R. Joyce	Vice President
	Robert M. Larkins	Vice President
	Matthew Lawton	Vice President
	Alan D. Levenson	Vice President
	Samy B. Muaddi	Vice President
	Susan G. Troll	Vice President
(For remaining officers, refer to the “All funds” table)
QM U.S. Bond Index Fund	Robert M. Larkins	President
	Stephen L. Bartolini	Vice President
	Brian J. Brennan	Vice President
	Christopher P. Brown	Vice President
	Amit Deshpande	Vice President
	Yongheon Lee	Vice President
	Lauren T. Wagandt	Vice President
(For remaining officers, refer to the “All funds” table)
Quantitative Management Funds	Peter Stournaras	President
QM Global Equity Fund	David Corris	Executive Vice President
QM U.S. Small & Mid-Cap Core Equity Fund	Prashant G. Jeyaganesh	Executive Vice President
QM U.S. Small-Cap Growth Equity Fund	Vidya Kadiyam	Executive Vice President
QM U.S. Value Equity Fund	Sudhir Nanda	Executive Vice President
	Jordan S. Pryor	Executive Vice President

	Farris G. Shuggi	Executive Vice President
	Pengquin George Gao	Vice President
	Rinald Murataj	Vice President
	Yuyuan (Anthony) Zhu	Vice President
(For remaining officers, refer to the “All funds” table)
Real Assets Fund	Richard Coghlan	Co-President
	Christopher Faulkner-MacDonagh	Co-President
	E. Frederick Bair	Vice President
	Richard de los Reyes	Vice President
	Shawn T. Driscoll	Vice President
	Matthew A. Howell	Vice President
	Nina P. Jones	Vice President
	Sebastien Page	Vice President
	Robert A. Panariello	Vice President
	Michael K. Sewell	Vice President
	Charles M. Shriver	Vice President
	J. Zachary Wood	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Real Estate Fund	Nina P. Jones	President
	Thomas J. Huber	Vice President
	Gregg Korondi	Vice President
	Philip A. Nestico	Vice President
	Dante Pearson	Vice President
	Jane K. Rivers	Vice President
	Theodore E. Robson	Vice President
	Weijie (Vivian) Si	Vice President
	Preeta Ragavan Srinivasan	Vice President
	Charlene Wong	Vice President
(For remaining officers, refer to the “All funds” table)
TRP Reserve Investment Funds	Douglas D. Spratley	President
Government Reserve Fund	Matthew W. Novak	Executive Vice President
Short-Term Fund	Bradley R. Raglin	Executive Vice President
Short-Term Government Fund	Maria H. Condez	Vice President
Transition Fund	Stephanie Angelique Gentile	Vice President
Treasury Reserve Fund	Alan D. Levenson	Vice President
	Cheryl A. Mickel	Vice President

	Chen Shao	Vice President
	Mitch Unger	Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Retirement Funds	Kimberly E. DeDominicis	Co-President
Retirement 2005 Fund	Andrew G. Jacobs Van Merlen	Co-President
Retirement 2010 Fund	Wyatt A. Lee	Co-President
Retirement 2015 Fund	Francisco Alonso	Vice President
Retirement 2020 Fund	Stephen L. Bartolini	Vice President
Retirement 2025 Fund	David J. Eiswert	Vice President
Retirement 2030 Fund	Mark S. Finn	Vice President
Retirement 2035 Fund	Arif Husain	Vice President
Retirement 2040 Fund	Matthew W. Novak	Vice President
Retirement 2045 Fund	Sebastien Page	Vice President
Retirement 2050 Fund	Robert A. Panariello	Vice President
Retirement 2055 Fund	Darren Scheinberg	Vice President
Retirement 2060 Fund	Robert W. Sharps	Vice President
Retirement 2065 Fund	Charles M. Shriver	Vice President
Retirement Balanced Fund	Guido F. Stubenrauch	Vice President
Retirement Balanced I Fund—I Class	Justin Thomson	Vice President
Retirement Blend 2005 Fund	James A. Tzitzouris Jr.	Vice President
Retirement Blend 2010 Fund
Retirement Blend 2015 Fund
Retirement Blend 2020 Fund
Retirement Blend 2025 Fund
Retirement Blend 2030 Fund
Retirement Blend 2035 Fund
Retirement Blend 2040 Fund
Retirement Blend 2045 Fund
Retirement Blend 2050 Fund

Fund	Name	Position Held With Fund
Retirement Blend 2055 Fund
Retirement Blend 2060 Fund
Retirement Blend 2065 Fund
Retirement I 2005 Fund—I Class
Retirement I 2010 Fund—I Class
Retirement I 2015 Fund—I Class
Retirement I 2020 Fund—I Class
Retirement I 2025 Fund—I Class
Retirement I 2030 Fund—I Class
Retirement I 2035 Fund—I Class
Retirement I 2040 Fund—I Class
Retirement I 2045 Fund—I Class
Retirement I 2050 Fund—I Class
Retirement I 2055 Fund—I Class
Retirement I 2060 Fund—I Class
Retirement I 2065 Fund—I Class
Retirement Income 2020 Fund
Target 2005 Fund
Target 2010 Fund
Target 2015 Fund
Target 2020 Fund
Target 2025 Fund
Target 2030 Fund
Target 2035 Fund
Target 2040 Fund
Target 2045 Fund
Target 2050 Fund
Target 2055 Fund
Target 2060 Fund
Target 2065 Fund
(For remaining officers, refer to the “All funds” table)
Science & Technology Fund	Kennard W. Allen	President
	Bill Bai	Vice President
	Stephanie Beebe	Vice President
	Gregory Dunham	Vice President
	David J. Eiswert	Vice President
	Paul Greene II	Vice President
	Sam Johnson	Vice President
	Lu Liu	Vice President
	Ross MacMillan	Vice President
	Dominic Rizzo	Vice President
	Frank Shi	Vice President
	Joshua K. Spencer	Vice President
	James Stillwagon	Vice President
	Alan Tu	Vice President
	Anthony Bruce Wang	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Short-Term Bond Fund	Cheryl A. Mickel	President
Short Duration Income	Steven M. Kohlenstein	Executive Vice President
Short-Term Bond Fund	Alexander S. Obaza	Executive Vice President
Ultra Short-Term Bond Fund	Michael F. Reinartz	Executive Vice President
	Austin Applegate	Vice President
	Christopher P. Brown	Vice President
	Shiu Tak (Sheldon) Chan	Vice President
	Jason T. Collins	Vice President
	Michael F. Connelly	Vice President
	Levent Demirekler	Vice President
	Charles B. Hill	Vice President
	Keir R. Joyce	Vice President
	Matthew Lawton	Vice President
	Samy B. Muaddi	Vice President
	Michael K. Sewell	Vice President
	Chen Shao	Vice President
	Douglas D. Spratley	Vice President
	Siby Thomas	Vice President
	Susan G. Troll	Vice President
	Lauren T. Wagandt	Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Small-Cap Stock Fund	Francisco Alonso	President
	Christopher T. Fortune	Vice President

	Daniel Biros Hirsch	Vice President
	Peter (Matt) Mahon	Vice President
	Robert J. Marcotte	Vice President
	Rekha Marda	Vice President
	Curt J. Organt	Vice President
	Simon Paterson	Vice President
	Robert T. Quinn	Vice President
	Alexander Paul Roik	Vice President
	Nathan Segal	Vice President
	John David Wagner	Vice President
	Nina Xu	Vice President
	Yan Zhang	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Small-Cap Value Fund	John David Wagner	President
	Francisco Alonso	Vice President
	Paul Cho	Vice President
	Christopher T. Fortune	Vice President
	Rekha Marda	Vice President
	Joseph R. Mlinac	Vice President
	Christian M. O’Neill	Vice President
	Curt J. Organt	Vice President
	Robert T. Quinn	Vice President
	Alexander Paul Roik	Vice President
	Farris G. Shuggi	Vice President
	Nina Xu	Vice President
(For remaining officers, refer to the “All funds” table)
Spectrum Funds	Charles M. Shriver	Co-President
Spectrum Diversified Equity Fund	Toby M. Thompson	Co-President
Spectrum Income Fund	Francisco Alonso	Vice President
Spectrum International Equity Fund	Stephen L. Bartolini	Vice President
	Kimberly E. DeDominicis	Vice President
	David J. Eiswert	Vice President
	Mark S. Finn	Vice President

	Arif Husain	Vice President
	Wyatt A. Lee	Vice President
	Sebastien Page	Vice President
	Robert A. Panariello	Vice President
	Robert W. Sharps	Vice President
	Guido F. Stubenrauch	Vice President
	Justin Thomson	Vice President
(For remaining officers, refer to the “All funds” table)
Spectrum Funds II	Charles M. Shriver	Co-President
Spectrum Conservative Allocation Fund	Toby M. Thompson	Co-President
Spectrum Moderate Allocation Fund	Francisco Alonso	Vice President
Spectrum Moderate Growth Allocation Fund	E. Frederick Bair	Vice President
	Stephen L. Bartolini	Vice President
	Kimberly E. DeDominicis	Vice President
	David J. Eiswert	Vice President
	Mark S. Finn	Vice President

	Arif Husain	Vice President
	Wyatt A. Lee	Vice President
	Raymond A. Mills	Vice President
	Sebastien Page	Vice President
	Robert A. Panariello	Vice President

	Robert W. Sharps	Vice President
	Guido F. Stubenrauch	Vice President
	Justin Thomson	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
State Tax-Free Funds	James M. Murphy	President
California Tax-Free Bond Fund	Austin Applegate	Executive Vice President
Georgia Tax-Free Bond Fund	Charles B. Hill	Executive Vice President
Maryland Short-Term Tax-Free Bond Fund	Konstantine B. Mallas	Executive Vice President
Maryland Tax-Free Bond Fund	Douglas D. Spratley	Executive Vice President
Maryland Tax-Free Money Fund	Timothy G. Taylor	Executive Vice President
New Jersey Tax-Free Bond Fund	Colin T. Bando	Vice President
New York Tax-Free Bond Fund	Daniel Chihorek	Vice President
Virginia Tax-Free Bond Fund	Davis Collins	Vice President
	Maria H. Condez	Vice President
	Sarah J. Engle	Vice President

	Stephanie Angelique Gentile	Vice President
	Thomas Dylan Jones	Vice President
	Michael Kane	Vice President

	Alan D. Levenson	Vice President
	James T. Lynch	Vice President

	Chen Shao	Vice President
	Mitch Unger	Vice President
	Matthew T Larkin	Assistant Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Summit Income Funds	Douglas D. Spratley	President
Cash Reserves Fund	Maria H. Condez	Vice President

	Stephanie Angelique Gentile	Vice President
	Alan D. Levenson	Vice President
	Cheryl A. Mickel	Vice President
	Chen Shao	Vice President
	Mitch Unger	Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Summit Municipal Funds	James M. Murphy	President
Summit Municipal Income Fund	Charles B. Hill	Executive Vice President
Summit Municipal Intermediate Fund	Konstantine B. Mallas	Executive Vice President
	Austin Applegate	Vice President
	Ralph Lee Arnold Jr.	Vice President
	Colin T. Bando	Vice President
	Daniel Chihorek	Vice President
	Davis Collins	Vice President
	Sarah J. Engle	Vice President

	Thomas Dylan Jones	Vice President
	Michael Kane	Vice President

	James T. Lynch	Vice President

	Timothy G. Taylor	Vice President
	Matthew T Larkin	Assistant Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Tax-Efficient Funds	Donald J. Peters	President
Tax-Efficient Equity Fund	Kennard W. Allen	Vice President
	Ziad Bakri	Vice President
	Gregory Dunham	Vice President
	Kate Hobbs	Vice President
	Weijie (Vivian) Si	Vice President
	Matthew J. Snowling	Vice President
	James Stillwagon	Vice President
	Alan Tu	Vice President
	Anthony Bruce Wang	Vice President
	Mark R. Weigman	Vice President
(For remaining officers, refer to the “All funds” table)
Tax-Exempt Money Fund	Douglas D. Spratley	President
	Maria H. Condez	Vice President

	Stephanie Angelique Gentile	Vice President
	Alan D. Levenson	Vice President
	Cheryl A. Mickel	Vice President
	Chen Shao	Vice President
	Mitch Unger	Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Tax-Free High Yield Fund	James M. Murphy	President
	Ralph Lee Arnold Jr.	Executive Vice President
	Colin T. Bando	Vice President
	Daniel Chihorek	Vice President
	Sarah J. Engle	Vice President
	Charles B. Hill	Vice President
	Thomas Dylan Jones	Vice President
	Michael Kane	Vice President

	Konstantine B. Mallas	Vice President

	Timothy G. Taylor	Vice President
(For remaining officers, refer to the “All funds” table)
Tax-Free Income Fund	Konstantine B. Mallas	President
	Ralph Lee Arnold Jr.	Vice President
	Sarah J. Engle	Vice President
	Charles B. Hill	Vice President

	James T. Lynch	Vice President

	James M. Murphy	Vice President
	Timothy G. Taylor	Vice President
	Matthew T Larkin	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Tax-Free Short-Intermediate Fund	Charles B. Hill	President
	Austin Applegate	Vice President

	Thomas Dylan Jones	Vice President

	James T. Lynch	Vice President

(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
Total Return Fund	Christopher P. Brown	Co-President
	Anna Alexandra Dreyer	Co-President
	Stephen L. Bartolini	Vice President
	Jason A. Bauer	Vice President
	Brian J. Brennan	Vice President
	Robert M. Larkins	Vice President
	Yongheon Lee	Vice President
	Pradeep Manikonda	Vice President
	Kenneth Antony Orchard	Vice President
	Saurabh Sud	Vice President
	Christopher J. Temple	Vice President
(For remaining officers, refer to the “All funds” table)
U.S. Equity Research Fund	Ann M. Holcomb	Co-President
	Jason Nogueira	Co-President
	Jason Benjamin Polun	Co-President
	Jason Adams	Vice President
	Kennard W. Allen	Vice President
	Christopher W. Carlson	Vice President
	Joseph B. Fath	Vice President
	Mark S. Finn	Vice President
	Jon Michael Friar	Vice President
	Ryan S. Hedrick	Vice President
	Jeffrey Rottinghaus	Vice President
	Matthew J. Snowling	Vice President
	James Stillwagon	Vice President

	Justin P. White	Vice President
(For remaining officers, refer to the “All funds” table)
U.S. Large-Cap Core Fund	Jeffrey Rottinghaus	President
	Jason Adams	Vice President
	Kennard W. Allen	Vice President
	Peter J. Bates	Vice President
	Shawn T. Driscoll	Vice President
	Ryan S. Hedrick	Vice President
	Daniel Martino	Vice President
	Heather K. McPherson	Vice President
	Jason Nogueira	Vice President
	David L. Rowlett	Vice President
	Weijie (Vivian) Si	Vice President
	Gabriel Solomon	Vice President
(For remaining officers, refer to the “All funds” table)

Fund	Name	Position Held With Fund
U.S. Treasury Funds	Brian J. Brennan	President
U.S. Treasury Intermediate Index Fund	Douglas D. Spratley	Executive Vice President
U.S. Treasury Long-Term Index Fund	Stephen L. Bartolini	Vice President
U.S. Treasury Money Fund	Maria H. Condez	Vice President

	Stephanie Angelique Gentile	Vice President
	Geoffrey M. Hardin	Vice President
	Keir R. Joyce	Vice President
	Alan D. Levenson	Vice President
	Cheryl A. Mickel	Vice President
	Michael K. Sewell	Vice President
	Chen Shao	Vice President
	Jeanny Silva	Vice President
	Christopher J. Temple	Vice President
	Mitch Unger	Vice President
	Rachel Protzman	Assistant Vice President
(For remaining officers, refer to the “All funds” table)
Value Fund	Mark S. Finn	President
	Peter J. Bates	Vice President
	Jason A. Bauer	Vice President
	Vincent Michael DeAugustino	Vice President
	Ryan S. Hedrick	Vice President
	Kate Hobbs	Vice President
	Jonathan R. Hussey	Vice President
	Vineet Khanna	Vice President
	Gregg Korondi	Vice President
	John D. Linehan	Vice President
	Jodi Love	Vice President
	Daniel Martino	Vice President
	Heather K. McPherson	Vice President
	Daniel Shear	Vice President
	Weijie (Vivian) Si	Vice President
(For remaining officers, refer to the “All funds” table)

(a) Certain officers of the corporation do not serve as officers with respect to the fund; the High Yield Fund’s officers are Andrew C. McCormick, Jason A. Bauer, Michael F. Connelly, Michael Della Vedova, Stephen M. Finamore, Daniel Fox, Justin T. Gerbereux, Michael T. Hyland, Paul M. Massaro, Rodney M. Rayburn, Brian A. Rubin, Reena Tilva, and Michael J. Trivino.

(b) Certain officers of the corporation do not serve as officers with respect to the fund; the U.S. High Yield Fund’s officers are Andrew C. McCormick, Maron Deering, Charles Devereux, Devon Everhart, Matthew Fanandakis, Gregg Gola, Kevin Patrick Loome, Todd Nocella, Latika Ravi, and Douglas Zinser.

Below is a table that sets forth certain information, as of January 31, 2022, regarding each person deemed to be an officer of the Price Funds.

Officers

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Mariel Abreu, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds and Multi-Sector Account Portfolios
Scott Edwin Ackerman, 1987 Assistant Vice President, T. Rowe Price	Vice President, GNMA Fund and Multi-Sector Account Portfolios

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Jason Adams, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Executive Vice President, International Funds; Vice President, All-Cap Opportunities Fund, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, Dividend Growth Fund, Equity Income Fund, U.S. Equity Research Fund, and U.S. Large-Cap Core Fund

Ulle Adamson, CFA, 1979 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds; Vice President, Global Funds
Roy H. Adkins, 1970 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios
Archibald Ciganer Albeniz, CFA, 1976 Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.	Executive Vice President, International Funds; Vice President, Global Funds
Syed Haider Ali, 1970 Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.	Vice President, International Funds
Kennard W. Allen, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, Science & Technology Fund; Vice President, Diversified Mid-Cap Growth Fund, Global Funds, Global Technology Fund, International Funds, Tax-Efficient Funds, U.S. Equity Research Fund, and U.S. Large-Cap Core Fund

Lior Almog, 1991 Assistant Vice President, T. Rowe Price	Vice President, Inflation Protected Bond Fund and Limited Duration Inflation Focused Bond Fund
Francisco Alonso, 1978 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Small-Cap Stock Fund; Executive Vice President, Equity Funds; Vice President, Mid-Cap Growth Fund, Retirement Funds, Small-Cap Value Fund, Spectrum Funds, and Spectrum Funds II
Paulina Amieva, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Funds and International Funds

Anil Kumar Andhavarapu, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Multi-Sector Account Portfolios
Austin Applegate, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, State Tax-Free Funds; Vice President, Short-Term Bond Fund, Summit Municipal Funds, and Tax-Free Short-Intermediate Fund
Ralph Lee Arnold, Jr., CFA, CPA, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Intermediate Tax-Free High Yield Fund and Tax-Free High Yield Fund; Vice President, Summit Municipal Funds and Tax-Free Income Fund
Malik Sarmad Asif, 1981 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, Global Funds and International Funds

Bill Bai, 1985

Vice President, Price Hong Kong; formerly Executive Director and Senior Analyst, Destination Partners Asset Management (to 2019); Investment Analyst, Balyasny Asset Management L.P. (to 2018)

Vice President, Science & Technology Fund
E. Frederick Bair, CFA, CPA, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Index Trust, International Index Fund, Real Assets Fund, and Spectrum Funds II
Ziad Bakri, M.D., CFA, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Health Sciences Fund; Vice President, All-Cap Opportunities Fund, Blue Chip Growth Fund, Equity Income Fund, Global Funds, International Funds, New Horizons Fund, and Tax-Efficient Funds
Harishankar Balkrishna, 1983 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds; Vice President, Global Funds
Colin T. Bando, CFA, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Government Money Fund, Intermediate Tax-Free High Yield Fund, State Tax-Free Funds, Summit Municipal Funds, and Tax-Free High Yield Fund
Sheena L. Barbosa, 1983 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, Global Funds and International Funds
Stephen L. Bartolini, CFA, 1977 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, New Income Fund; Vice President, Inflation Protected Bond Fund, Limited Duration Inflation Focused Bond Fund, Multi-Sector Account Portfolios, QM U.S. Bond Index Fund, Retirement Funds, Spectrum Funds, Spectrum Funds II, Total Return Fund, and U.S. Treasury Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Peter J. Bates, CFA, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, International Funds; Vice President, Dividend Growth Fund, Global Funds, U.S. Large-Cap Core Fund, and Value Fund
Jason A. Bauer, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, Credit Opportunities Fund, Floating Rate Fund, High Yield Fund (serves only with respect to the High Yield Fund), Institutional Income Funds, International Funds, Multi-Sector Account Portfolios, New Income Fund, Total Return Fund, and Value Fund

Luis Martin Baylac, 1982 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds

Stephanie Beebe, 1990

Employee, T. Rowe Price; formerly student, The Wharton School, University of Pennsylvania (to 2020); summer intern, T. Rowe Price (2018); Investment Banking Associate, Bank of America Merrill Lynch (to 2018)

Vice President, Diversified Mid-Cap Growth Fund and Science & Technology Fund

Oliver Douglas Martin Bell, 1969 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, Global Funds
Robert Scott Berg, CFA, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Global Funds and International Funds
Brian W.H. Berghuis, CFA, 1958 Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Mid-Cap Growth Fund; Executive Vice President, Equity Funds
Steven E. Boothe, CFA, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, Multi-Sector Account Portfolios; Co-President, Corporate Income Fund; Vice President, Global Funds, Global Multi-Sector Bond Fund, Institutional Income Funds, International Funds, and New Income Fund

Peter Ivanov Botoucharov, 1965 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios
Tala Boulos, 1984 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios
Brian J. Brennan, CFA, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company

President, U.S. Treasury Funds; Vice President, GNMA Fund, Inflation Protected Bond Fund, Limited Duration Inflation Focused Bond Fund, Multi-Sector Account Portfolios, New Income Fund, QM U.S. Bond Index Fund, and Total Return Fund

Christopher P. Brown, CFA, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Co-President, Total Return Fund; Vice President, Global Multi-Sector Bond Fund, GNMA Fund, International Funds, Multi-Sector Account Portfolios, New Income Fund, QM U.S. Bond Index Fund, and Short-Term Bond Fund

Christopher W. Carlson, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Technology Fund, Mid-Cap Value Fund, New Horizons Fund, and U.S. Equity Research Fund
Shiu Tak Chan, 1981 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, International Funds, Multi-Sector Account Portfolios, and Short-Term Bond Fund
Andrew Chang, 1983 Vice President, Price Singapore and T. Rowe Price Group, Inc.	Vice President, International Funds
Daniel Chihorek, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Vice President, Municipal Research Analyst, GW&K Investment Management (to 2018)	Vice President, Intermediate Tax-Free High Yield Fund, State Tax-Free Funds, Summit Municipal Funds, and Tax-Free High Yield Fund
Paul Cho, 1986 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund and Small-Cap Value Fund
Elias Chrysostomou, CFA, 1980 Vice President, T. Rowe Price Group, Inc. and Price International; formerly Financials Sector Specialist, Lazard Asset Management (to 2019)	Vice President, Financial Services Fund
Carolyn Hoi Che Chu, 1974 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Vincent Chung, 1988 Vice President, T. Rowe Price Group, Inc. and Price International; formerly Investment Analyst/Trader, Observatory Capital Management LLP (to 2019)	Vice President, Global Multi-Sector Bond Fund and International Funds
Richard N. Clattenburg, CFA, 1979 Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Executive Vice President, Global Funds and International Funds; Vice President, Global Real Estate Fund
Richard Coghlan, PhD., 1961 Vice President, Price Japan, T. Rowe Price, and T. Rowe Price Group, Inc.	Co-President, Real Assets Fund
Davis Collins, 1989 Vice President, T. Rowe Price	Vice President, State Tax-Free Funds and Summit Municipal Funds
Jason T. Collins, CFA 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Short-Term Bond Fund
Maria H. Condez, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Government Money Fund, Institutional Income Funds, TRP Reserve Investment Funds, State Tax-Free Funds, Summit Income Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds
Michael J. Conelius, CFA, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios
Michael F. Connelly, CFA, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Executive Vice President, Multi-Sector Account Portfolios; Vice President, Floating Rate Fund, Global Multi-Sector Bond Fund, High Yield Fund (serves only with respect to the High Yield Fund), Institutional Income Funds, International Funds, and Short-Term Bond Fund

David Corris, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Head of Disciplined Equities and Portfolio Manager, Bank of Montreal Global Asset Management (to 2021)	Executive Vice President, Quantitative Management Funds
Shaun Michael Currie, 1986 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, All-Cap Opportunities Fund and New Horizons Fund
Michael Patrick Daley, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Anne Daub, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Analyst, Soros Fund Management LLC (to 2018)	Vice President, Diversified Mid-Cap Growth Fund and Health Sciences Fund
Andrew S. Davis, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Growth Stock Fund, International Funds, and New Horizons Fund
Ramon Roberto de Castro, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, GNMA Fund and Multi-Sector Account Portfolios
Richard de los Reyes, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Co-President, Multi-Strategy Total Return Fund; Vice President, Global Funds, International Funds, Mid-Cap Value Fund, New Era Fund, and Real Assets Fund
Vincent Michael DeAugustino, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Financial Services Fund, Mid-Cap Value Fund, and Value Fund
Kimberly E. DeDominicis, 1976 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Co-President, Retirement Funds, Vice President, Balanced Fund, Spectrum Funds, and Spectrum Funds II
Maron Deering, 1980 Employee, T. Rowe Price; formerly Principal, Maplewood Capital, LLC (to 2020)	Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund)
Michael Della Vedova, 1969 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds; Vice President, Global Multi-Sector Bond Fund and High Yield Fund (serves only with respect to the High Yield Fund)
Levent Demirekler, CFA, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Short-Term Bond Fund

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Iona Dent, CFA, 1991 Vice President, T. Rowe Price Group, Inc and Price International; formerly Associate, Equity Research, Deutsche Bank (to 2018)	Vice President, Global Funds and International Funds
Amit Deshpande, CFA, FRM, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, QM U.S. Bond Index Fund

Eric L. DeVilbiss, CFA, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, All-Cap Opportunities Fund and Growth Stock Fund
Christina Dove, 1988 Vice President, T. Rowe Price	Vice President, Global Allocation Fund
Maria Elena Drew, 1973 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds and International Funds
Anna Alexandra Dreyer, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Co-President, Total Return Fund; Vice President, New Income Fund
Shawn T. Driscoll, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, All-Cap Opportunities Fund, Dividend Growth Fund, Global Funds, Growth Stock Fund, International Funds, New Era Fund, Real Assets Fund, and U.S. Large-Cap Core Fund
Gregory Dunham, CFA, 1974 Vice President, T. Rowe Price and T. Rowe Price Group	Vice President, Communications & Technology Fund, Global Technology Fund, New Horizons Fund, Science & Technology Fund, and Tax-Efficient Funds
Alan S. Dupski, CPA, 1982 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Principal Financial Officer, Vice President, and Treasurer, all funds
Donald J. Easley, CFA, 1971 Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund and Mid-Cap Growth Fund
Bridget A. Ebner, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Funds and International Funds
David J. Eiswert, CFA, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Executive Vice President, Global Funds and International Funds; Vice President, Communications & Technology Fund, Global Technology Fund, Growth Stock Fund, Retirement Funds, Science & Technology Fund, Spectrum Funds, and Spectrum Funds II

Sarah J. Engle, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Intermediate Tax-Free High Yield Fund, State Tax-Free Funds, Summit Municipal Funds, Tax-Free High Yield Fund, and Tax-Free Income Fund
Devon Everhart, CFA, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund)
Matthew Fanandakis, CFA, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund)
Joseph B. Fath, CPA, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Growth Stock Fund; Vice President, Communications & Technology Fund and U.S. Equity Research Fund
Christopher Faulkner-MacDonagh, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Co-President, Real Assets Fund
Dawei Feng, 1979 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly Head of China consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)	Vice President, International Funds
Ryan W. Ferro, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds
Stephen M. Finamore, CFA, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Multi-Sector Account Portfolios; Vice President, Floating Rate Fund and High Yield Fund (serves only with respect to the High Yield Fund)
Mark S. Finn, CFA, CPA, 1963 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, Value Fund; Executive Vice President, Equity Funds; Vice President, Balanced Fund, Equity Income Fund, Global Funds, International Funds, Mid-Cap Value Fund, New Era Fund, Retirement Funds, Spectrum Funds, Spectrum Funds II, and U.S. Equity Research Fund

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Quentin S. Fitzsimmons, 1968 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Multi-Sector Bond Fund, Inflation Protected Bond Fund, International Funds, and Limited Duration Inflation Focused Bond Fund

Christopher T. Fortune, 1973 Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Daniel Fox, CFA, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Credit Opportunities Fund and High Yield Fund (serves only with respect to the High Yield Fund)
Jon Michael Friar, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, All-Cap Opportunities Fund, Blue Chip Growth Fund, Dividend Growth Fund, Financial Services Fund, Growth Stock Fund, New Horizons Fund, and U.S. Equity Research Fund

Matthew Frustaci, 1990

Employee, T. Rowe Price; formerly student, The Wharton School, University of Pennsylvania (to 2020); summer intern, T. Rowe Price (2019); Finance and Strategy Manager, CircleCI (to 2018)

Vice President, Capital Appreciation Fund
Alexa M. Gagliardi, 1988 Vice President, T. Rowe Price, T. Rowe Price Group, Inc, and T. Rowe Price Trust Company	Vice President, International Index Fund
Melissa C. Gallagher, 1974 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Health Sciences Fund and International Funds
Pengquin George Gao, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Quantitative Management Funds
Stephanie Angelique Gentile, CFA, 1956 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Government Money Fund, Institutional Income Funds, TRP Reserve Investment Funds, State Tax-Free Funds, Summit Income Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds
Justin T. Gerbereux, CFA, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Floating Rate Fund, High Yield Fund (serves only with respect to the High Yield Fund), Institutional Income Funds, International Funds, and Multi-Sector Account Portfolios
Aaron Gifford, CFA, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios
David R. Giroux, CFA, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Capital Appreciation Fund
Gregg Gola, CFA, 1965 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund)
Vishnu Vardhan Gopal, 1979 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, International Funds
Chris Graff, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Partner -Investment Team, Sequoia Capital Global Equities (to 2020)	Vice President, Communications & Technology Fund and Growth Stock Fund
Joel Grant, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds
Gary J. Greb, 1961 Vice President, T. Rowe Price, Price International, and T. Rowe Trust Company	Vice President, all funds
Paul Greene II, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, Blue Chip Growth Fund ; Executive Vice President, Equity Funds; Vice President, Communications & Technology Fund, Global Funds, Growth Stock Fund, International Funds, and Science & Technology Fund

Benjamin Griffiths, CFA, 1977 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds; Vice President, Global Funds
Michael J. Grogan, CFA, 1971 Vice President, T. Rowe Price and T. Rowe Price Group Inc.	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Gianluca Guicciardi, 1983 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds and New Era Fund
Shaoyu Guo, 1992 Vice President, Price Hong Kong; formerly Economist, J.P. Morgan (to 2020)	Vice President, International Funds and Multi-Sector Account Portfolios

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Amanda Buell Hall, CFA, 1985 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds
John Hall, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Health Sciences Fund
Richard L. Hall, 1979 Vice President, T. Rowe Price and T. Rowe Price Group Inc.	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios
Nabil Hanano, CFA, 1984 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds, International Funds, and New Horizons Fund
Geoffrey M. Hardin, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Inflation Protected Bond Fund, Limited Duration Inflation Focused Bond Fund, New Income Fund, and U.S. Treasury Funds
Robert Lovette Harlow, CAIA, CFA, 1986 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Allocation Fund
Ryan S. Hedrick, CFA, 1980 Vice President, T. Rowe Price and T. Rowe Price Group Inc.	Vice President, Dividend Growth Fund, Equity Income Fund, Mid-Cap Value Fund, New Era Fund, U.S. Equity Research Fund, U.S. Large-Cap Core Fund, and Value Fund
Charles B. Hill, CFA, 1961 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, Tax-Free Short-Intermediate Fund; Executive Vice President, State Tax-Free Funds and Summit Municipal Funds; Vice President, Short-Term Bond Fund, Tax-Free High Yield Fund, and Tax-Free Income Fund

Daniel Biros Hirsch, CFA, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund
Kate Hobbs, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Portfolio Manager, Millennium Partners (to 2020); Senior Analyst, Citadel LLC, Aptigon Capital (to 2018)	Vice President, Blue Chip Growth Fund, Equity Income Fund, Health Sciences Fund, Tax-Efficient Funds, and Value Fund
Ann M. Holcomb, CFA, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Co-President, U.S. Equity Research Fund
Jeffrey Holford, Ph.D., ACA, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Managing Director, Jeffries Financial Group (to 2018)	Vice President, All-Cap Opportunity Fund, Global Funds, Health Sciences Fund, and International Funds
Matthew A. Howell, IMC, 1974 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Real Assets Fund
Thomas J. Huber, CFA, 1966 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Dividend Growth Fund; Vice President, Real Estate Fund
Stefan Hubrich, Ph.D., CFA, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Co-President, Multi-Strategy Total Return Fund; Vice President, Global Allocation Fund, Global Funds, and International Funds
Arif Husain, CFA, 1972 Vice President, T. Rowe Price Group, Inc. and Price International

Executive Vice President, International Funds; Vice President, Global Funds, Global Multi-Sector Bond Fund, Multi-Sector Account Portfolios, Multi-Strategy Total Return Fund, Retirement Funds, Spectrum Funds, and Spectrum Funds II

Jonathan R. Hussey, CFA, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Equity Income Fund, New Era Fund, and Value Fund
Michael T. Hyland, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Credit Opportunities Fund and High Yield Fund (serves only with respect to the High Yield Fund)
Tetsuji Inoue, 1971 Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and Price International	Vice President, International Funds
Andrew G. Jacobs Van Merlen, 1978 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Co-President, Retirement Funds
Michael Jacobs, 1971 Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International	Vice President, International Funds
Randal Spero Jenneke, 1971 Vice President, T. Rowe Price Group, Inc.	Vice President, Global Funds and International Funds
Prashant G. Jeyaganesh, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Quantitative Management Funds; Vice President, International Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Sam Johnson, 1992 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Communications & Technology Fund, Global Technology Fund, and Science & Technology Fund
Rachel D. Jonas, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Diversified Mid-Cap Growth Fund and Health Sciences Fund
Nina P. Jones, CPA, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Real Estate Fund; Vice President, Financial Services Fund, Global Funds, Global Real Estate Fund, International Funds, Mid-Cap Value Fund, and Real Assets Fund
Thomas Dylan Jones, CFA, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Intermediate Tax-Free High Yield Fund, State Tax-Free Funds, Summit Municipal Funds, Tax-Free High Yield Fund, and Tax-Free Short-Intermediate Fund
Keir R. Joyce, CFA, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

President, GNMA Fund; Executive Vice President, Multi-Sector Account Portfolios; Vice President, Global Multi-Sector Bond Fund, Inflation Protected Bond Fund, Limited Duration Inflation Focused Bond Fund, New Income Fund, Short-Term Bond Fund, and U.S. Treasury Funds

Vidya Kadiyam, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Quantitative Management Funds
Yoichiro Kai, 1973 Vice President, Price Singapore, T. Rowe Price Group, Inc., and Price International	Vice President, Global Funds and International Funds
Michael Kane, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Research Analyst, GW&K Investments (to 2019)	Vice President, Intermediate Tax-Free High Yield Fund, State Tax-Free Funds, Summit Municipal Funds, and Tax-Free High Yield Fund
Jacob H. Kann, CFA, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds
Jai Kapadia, 1982 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	President, Global Real Estate Fund; Vice President, Global Funds and International Funds
Andrew J. Keirle, 1974 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds and Multi-Sector Account Portfolios; Vice President, Global Funds and Global Multi-Sector Bond Fund
Vineet Khanna, 1989 Employee, T. Rowe Price; formerly Equity Securities Associate, LaSalle Investment Management (to 2018)	Vice President, Global Real Estate Fund, New Era Fund, and Value Fund
Shinwoo Kim, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, New Era Fund; Vice President, Equity Income Fund
Takanori Kobayashi, 1981 Vice President, Price Japan, T. Rowe Price Group, Inc., and Price International	Vice President, Financial Services Fund, Global Real Estate Fund, and International Funds
Steven M. Kohlenstein, CFA, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Short-Term Bond Fund; Vice President, Global Multi-Sector Bond Fund
Gregg Korondi, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Managing Director, LaSalle Investment Management Securities (to 2019)	Vice President, Global Real Estate Fund, Real Estate Fund, and Value Fund
Steven D. Krichbaum, 1977 Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund
Paul J. Krug, CPA, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, all funds
Christopher J. Kushlis, CFA, 1976 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios
Michael Lambe, CFA, 1977 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Matthew T. Larkin, 1983 Assistant Vice President, T. Rowe Price	Assistant Vice President, State Tax-Free Funds, Summit Municipal Funds, and Tax-Free Income Fund
Robert M. Larkins, CFA, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, QM U.S. Bond Index Fund; Executive Vice President, Institutional Income Funds; Vice President, Balanced Fund, Global Allocation Fund, New Income Fund, and Total Return Fund

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Shengrong Lau, 1982 Vice President, Price Singapore and T. Rowe Price Group, Inc.	Vice President, Financial Services Fund and International Funds
Matthew Lawton, CFA, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, New Income Fund, and Short-Term Bond Fund
Wyatt A. Lee, CFA, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Co-President, Retirement Funds; Vice President, Balanced Fund, Limited Duration Inflation Focused Bond Fund, Spectrum Funds, and Spectrum Funds II
Yongheon Lee, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Institutional Income Funds, QM U.S. Bond Index Fund, and Total Return Fund
Alan D. Levenson, Ph.D., 1958 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, GNMA Fund, Government Money Fund, Inflation Protected Bond Fund, Institutional Income Funds, Limited Duration Inflation Focused Bond Fund, Multi-Sector Account Portfolios, New Income Fund, TRP Reserve Investment Funds, State Tax-Free Funds, Summit Income Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

John D. Linehan, CFA, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Equity Income Fund; Executive Vice President, Equity Funds; Vice President, Multi-Strategy Total Return Fund and Value Fund
Lu Liu, 1979 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, Blue Chip Growth Fund, Communications & Technology Fund, Global Technology Fund, International Funds, and Science & Technology Fund
Gregory Locraft, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Financial Services Fund
Johannes Loefstrand, 1988 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds and International Funds
Kevin Patrick Loome, CFA, 1967 Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.	Executive Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund); Vice President, Capital Appreciation Fund
Jodi Love, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Managing Director, Jennison Associates LLC (to 2019)	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, Growth Stock Fund, and Value Fund
Anh Thi Lu, 1968 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Executive Vice President, International Funds; Vice President, Global Funds
James T. Lynch, CFA, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, State Tax-Free Funds, Summit Municipal Funds, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund
Ross MacMillan, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Managing Director, RBC Capital Markets (to 2019)	Vice President, Communications & Technology Fund, Diversified Mid-Cap Growth Fund, Global Technology Fund, Growth Stock Fund, and Science & Technology Fund
Peter (Matt) Mahon, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund and Small-Cap Stock Fund
Navneesh Malhan, CFA, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Quantitative Management Funds
Konstantine B. Mallas, 1963 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Tax-Free Income Fund; Executive Vice President, State Tax-Free Funds and Summit Municipal Funds; Vice President, Intermediate Tax-Free High Yield Fund and Tax-Free High Yield Fund
Sebastien Mallet, 1974 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, Global Funds; Vice President, International Funds
Priyal Maniar, CFA, 1991 Vice President, T. Rowe Price; formerly Senior Research Analyst, Brandywine Global (to 2021); Financial Institutions Group Analyst, BlackRock (to 2014)	Vice President, New Era Fund
Pradeep Manikonda, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Total Return Fund
Robert J. Marcotte, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Real Estate Fund, Mid-Cap Growth Fund, and Small-Cap Stock Fund
Rekha Marda, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Jennifer O’Hara Martin, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Communications & Technology Fund, Global Funds, Global Technology Fund, and International Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Daniel Martino, CFA, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Communications & Technology Fund, Equity Income Fund, Global Funds, U.S. Large-Cap Core Fund, and Value Fund
Ryan Martyn, 1979 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds and New Era Fund
George Marzano, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Blue Chip Growth Fund and Equity Income Fund
Paul M. Massaro, CFA, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, Floating Rate Fund and Institutional Income Funds; Executive Vice President, Multi-Sector Account Portfolios; Vice President, High Yield Fund (serves only with respect to the High Yield Fund), and Multi-Sector Account Portfolios

Kevin Mastalerz, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, New Era Fund
Andrew C. McCormick, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, High Yield Fund
Michael J. McGonigle, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Floating Rate Fund, Institutional Income Funds, and Multi-Sector Account Portfolios

Heather K. McPherson, CPA, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Equity Funds and Mid-Cap Value Fund; Vice President, Equity Income Fund, New Era Fund, U.S. Large-Cap Core Fund, and Value Fund
Colin McQueen, 1967 Vice President, T. Rowe Price Group, Inc. and Price International; formerly Senior Investment Manager, Global Equities, Sanlam FOUR Investments UK Limited (to 2019)	Executive Vice President, International Funds
Sean P. McWilliams, 1988 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Allocation Fund
Cheryl A. Mickel, CFA, 1967 Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Short-Term Bond Fund; Vice President, Government Money Fund, Institutional Income Funds, TRP Reserve Investment Funds, Summit Income Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds
Raymond A. Mills, Ph.D., CFA, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Executive Vice President, Global Funds and International Funds; Vice President, Balanced Fund, Global Real Estate Fund, and Spectrum Funds II
Jihong Min, 1979 Vice President, Price Singapore and T. Rowe Price Group, Inc.	Vice President, Financial Serviced Fund and International Funds
Joseph R. Mlinac, CFA, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Value Fund
Eric C. Moffett, 1974 Vice President, Price Singapore and T. Rowe Price Group, Inc.	Executive Vice President, Global Funds and International Funds
Brad Moldin, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Equity Research Analyst, Fidelity Investments (to 2019)	Vice President, Capital Appreciation Fund and Mid-Cap Growth Fund
Ivan Morozov, CFA, 1987 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds and Multi-Sector Account Portfolios
Samy B. Muaddi, CFA, 1984 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Trust Company

Executive Vice President, Global Funds, International Funds, and Multi-Sector Account Portfolios; Vice President, Corporate Income Fund, Global Multi-Sector Bond Fund, Institutional Income Funds, New Income Fund, and Short-Term Bond Fund

Tobias Fabian Mueller, CFA, 1980 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds; Vice President, Global Funds
Maria Aimee Muller, 1986 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, New Horizons Fund
Rinald Murataj, Ph.D., 1989 Vice President, T. Rowe Price; formerly student and Alpha Researcher, Cornell University (to 2018)	Vice President, Quantitative Management Funds
James M. Murphy, CFA, 1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Intermediate Tax-Free High Yield Fund, State Tax-Free Funds, Summit Municipal Funds, and Tax-Free High Yield Fund; Vice President, Tax-Free Income Fund
Sudhir Nanda, Ph.D., CFA, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Quantitative Management Funds; Vice President, Diversified Mid-Cap Growth Fund and Global Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Razan Nasser, 1985 Vice President, T. Rowe Price Group, Inc. and Price International; formerly Senior Economist, HSBC Bank Middle East Ltd (to 2019)	Vice President, International Funds and Multi-Sector Account Portfolios
Joshua Nelson, 1977 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Executive Vice President, Equity Funds, Global Funds, and International Funds
Philip A. Nestico, 1976 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Communications & Technology Fund, Global Real Estate Fund, International Funds, and Real Estate Fund
Ka Yi Claire Ng, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Assistant Vice President, Multi-Sector Account Portfolios
Sridhar Nishtala, 1975 Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.	Vice President, International Funds
Todd Nocella, CFA, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund)
Jason Nogueira, CFA, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Co-President, U.S. Equity Research Fund; Executive Vice President, Global Funds; Vice President, U.S. Large-Cap Core Fund
Matthew W. Novak, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, TRP Reserve Investment Funds; Vice President, Retirement Funds
Alexander S. Obaza, 1981 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Short-Term Bond Fund; Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Christian M. O’Neill, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Value Fund
Kenneth Antony Orchard, 1975 Vice President, T. Rowe Price Group, Inc. and Price International	President, Global Multi-Sector Bond Fund; Executive Vice President, International Funds; Vice President, Global Funds, Multi-Sector Account Portfolios, and Total Return Fund
Curt J. Organt, CFA, 1968 Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Oluwaseun Oyegunle, CFA, 1984 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds; Vice President, Global Funds
Sebastien Page, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Balanced Fund, Multi-Strategy Total Return Fund, Real Assets Fund, Retirement Funds, Spectrum Funds, and Spectrum Funds II
Robert A. Panariello, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Allocation Fund, Real Assets Fund, Retirement Funds, Spectrum Funds, and Spectrum Funds II
Rohit Pandey, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Equity Analyst, Jennison Associates (to 2019)	Vice President, Mid-Cap Growth Fund
Miso Park, CFA, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc. l	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Simon Paterson, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Partner, Senior Equity Analyst, Brown Advisory (to 2020)	Vice President, Small-Cap Stock Fund
Dante Pearson, 1990 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, All-Cap Opportunities Fund, Global Real Estate Fund, New Horizons Fund, and Real Estate Fund

Andy Peters, 1988 Employee, T. Rowe Price	Vice President, Equity Income Fund and Mid-Cap Value Fund
Donald J. Peters, 1959 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Diversified Mid-Cap Growth Fund and Tax-Efficient Funds

Mary Ann Picciotto, CPA, 1973

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and Price International; formerly head of compliance, Invesco (to 2019)

Chief Compliance Officer, all funds
Fran M. Pollack-Matz, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.	Vice President and Secretary, all Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Jason Benjamin Polun, CFA, 1974 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Co-President, U.S. Equity Research Fund
Rachel Protzman, 1988 Assistant Vice President, T. Rowe Price

Assistant Vice President, Government Money Fund, Institutional Income Funds, TRP Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Funds, Summit Income Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Jordan S. Pryor, 1991 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Quantitative Management Funds

John Corbin Qian, 1989 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, New Era Fund
Robert T. Quinn, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Bradley R. Raglin, 1982 Vice President, T. Rowe Price	Executive Vice President, TRP Reserve Investment Funds
Vivek Rajeswaran, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund
Shannon Hofher Rauser, 1987 Assistant Vice President, T. Rowe Price	Assistant Secretary, all funds
Latika Ravi, 1979 Vice President, T. Rowe Price; formerly Partner, Portfolio Manager and Senior Research Analyst, Franklin Templeton Investments (to 2020)	Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund)
Rodney M. Rayburn, CFA, 1970 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, Credit Opportunities Fund; Executive Vice President, High Yield Fund (serves only with respect to the High Yield Fund) and Institutional Income Funds; Vice President, Balanced Fund and Multi-Sector Account Portfolios

Todd Reese, 1990 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds
Michael F. Reinartz, CFA, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Short-Term Bond Fund
Jane K. Rivers, CFA, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Real Estate Fund
Dominic Rizzo, 1993 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Technology Fund and Science & Technology Fund
Melanie A. Abate Rizzo, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Dividend Growth Fund, Equity Income Fund, International Funds, and Mid-Cap Value Fund
Theodore E. Robson, CFA, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Corporate Income Fund, Institutional Income Funds, Multi-Sector Account Portfolios, and Real Estate Fund
Alexander Paul Roik, CFA, 1991 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Small-Cap Stock Fund and Small-Cap Value Fund
Jeffrey Rottinghaus, CPA, 1970 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, U.S. Large-Cap Core Fund; Vice President, Dividend Growth Fund and U.S. Equity Research Fund
David L. Rowlett, CFA, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds and U.S. Large-Cap Core Fund
Brian A. Rubin, CPA, 1974 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Credit Opportunities Fund, Floating Rate Fund, High Yield Fund (serves only with respect to the High Yield Fund), Institutional Income Funds, and Multi-Sector Account Portfolios
Federico Santilli, CFA, 1974 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, Global Funds and International Funds
Darren Scheinberg, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Retirement Funds
Nikolaj Schmidt, 1975 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Multi-Sector Bond Fund and International Funds
Sebastian Schrott, 1977 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds and International Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Emily Scudder, CFA, CPA, 1985 Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund

Nathan Segal, 1985

Employee, T. Rowe Price; formerly student, The Graduate School of Business, Stanford University (to 2020); summer intern, T. Rowe Price (2019); Charles P. Bonini Fellow, Eli Lilly (to 2018)

Vice President, Mid-Cap Growth Fund and Small-Cap Stock Fund
Michael K. Sewell, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Inflation Protected Bond Fund; Executive Vice President, Index Trust; Vice President, Global Allocation Fund, Real Assets Fund, Short-Term Bond Fund, and U.S. Treasury Funds
Chen Shao, 1980 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vice President, Government Money Fund, Institutional Income Funds, TRP Reserve Investment Funds, Short-Term Bond Fund, State Tax-Free Funds, Summit Income Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds

Daniel Shear, 1992

Employee, T. Rowe Price; formerly student, The University of Chicago Booth School of Business (to 2020); summer intern, T. Rowe Price (2019); Strategic Finance Analyst, Uber Technologies, Inc. (to 2018)

Vice President, Communications & Technology Fund, Equity Income Fund, and Value Fund
Thomas Alexander Shelmerdine, 1977 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, New Era Fund
Bin Shen, CFA, 1987 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds and International Funds
John Carl A. Sherman, 1969 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Funds and International Funds
Frank Shi, 1992 Employee, T. Rowe Price; formerly Equity Research Analyst, Nezu Asia Capital Management (to 2019)	Vice President, Science & Technology Fund
Charles M. Shriver, CFA, 1967 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Co-President, Balanced Fund, Global Allocation Fund, Spectrum Funds, and Spectrum Funds II; Vice President, Real Assets Fund and Retirement Funds
Elliot J. Shue, CFA, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund
Farris G. Shuggi, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Quantitative Management Funds; Vice President, Capital Appreciation Fund and Small-Cap Value Fund
Weijie (Vivian) Si, 1983 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Executive Vice President, International Funds: Vice President, Blue-Chip Growth Fund, Diversified Mid-Cap Growth Fund, Dividend Growth Fund, New Horizons Fund, Real Estate Fund, Tax-Efficient Funds, U.S. Large-Cap Core Fund, and Value Fund

Mike Signore, 1987 Employee, T. Rowe Price	Vice President, Capital Appreciation Fund
Jeanny Silva, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund, Government Money Fund, Institutional Income Funds, Multi-Sector Account Portfolios, and U.S. Treasury Funds
Neil Smith, 1972 Vice President, Price Hong Kong, Price Japan, Price Singapore, T. Rowe Price Group, Inc., and Price International	President, Index Trust and International Index Fund
Tyrone Smith, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Fixed Income Credit Trader, Aberdeen Asset Management Inc. (to 2018)	Vice President, Corporate Income Fund
Matthew J. Snowling, CFA, 1971 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Financial Services Fund; Vice President, Equity Income Fund, Tax-Efficient Funds, and U.S. Equity Research Fund
Brian Solomon, CFA, 1986 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund
Gabriel Solomon, 1977 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Equity Funds; Vice President, Dividend Growth Fund, Financial Services Fund, Global Funds, International Funds, Mid-Cap Value Fund, and U.S. Large-Cap Core Fund
Scott D. Solomon, CFA, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Funds and International Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Joshua K. Spencer, CFA, 1973 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, New Horizons Fund; Vice President, Global Funds, Global Technology Fund, International Funds, and Science & Technology Fund
Douglas D. Spratley, CFA, 1969 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

President, Government Money Fund, TRP Reserve Investment Funds, Summit Income Funds, and Tax-Exempt Money Fund; Executive Vice President, Institutional Income Funds, State Tax-Free Funds, and U.S. Treasury Funds; Vice President, Short-Term Bond Fund

Preeta Ragavan Srinivasan, CFA, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Equity Income Fund, Financial Services Fund, Global Real Estate Fund, and Real Estate Fund
David Stanley, 1963 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds and Multi-Sector Account Portfolios
Matthew Stevenson, 1991 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, Columbia Business School (to 2019)	Vice President, Capital Appreciation Fund
James Stillwagon, 1982 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Communications & Technology Fund; Vice President, Blue Chip Growth Fund, Global Technology Fund, Science & Technology Fund, Tax-Efficient Funds, and U.S. Equity Research Fund
Mark Stodden, CFA, 1973 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Credit Analyst, Moody’s Investors Service (to 2018)	Vice President, Corporate Income Fund

Peter Stournaras, 1973

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Managing Director, Chief Portfolio Strategist JP Morgan Private Bank (to 2020); Private Consultant and Advisor, Pteleos Consulting (to 2018)

President, Quantitative Management Funds
Steven Strycula, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Sellside Equity Research- Executive Director, UBS Investment Bank (to 2020)	Vice President, Dividend Growth Fund
Guido F. Stubenrauch, CFA, 1970 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Balanced Fund, Retirement Funds, Spectrum Funds, and Spectrum Funds II
Saurabh Sud, CFA, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Vice President at PIMCO (to 2018)	Executive Vice President, International Funds; Vice President, Global Multi-Sector Bond Fund and Total Return Fund
Taymour R. Tamaddon, CFA, 1976 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President, Equity Funds; Vice President, Global Funds, Growth Stock Fund, Health Sciences Fund, and International Funds
Ju Yen Tan, 1972 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Multi-Sector Bond Fund, International Funds, and Multi-Sector Account Portfolios
Sin Dee Tan, CFA, 1979 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds
Timothy G. Taylor, CFA, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, State Tax-Free Funds; Vice President, Summit Municipal Funds, Tax-Free High Yield Fund, and Tax-Free Income Fund
Christopher J. Temple, CFA, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Inflation Protected Bond Fund, Limited Duration Inflation Focused Bond Fund, Total Return Fund, and U.S. Treasury Funds
Craig A. Thiese, 1975 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and Price International	Vice President, All-Cap Opportunities Fund, International Index Fund, and New Era Fund
Robert D. Thomas, 1971 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Corporate Income Fund and Multi-Sector Account Portfolios
Siby Thomas, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Executive Vice President, Multi-Sector Account Portfolios; Vice President, Global Multi-Sector Bond Fund, Inflation Protected Bond Fund, International Funds, Limited Duration Inflation Focused Bond Fund, and Short-Term Bond Fund

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Toby M. Thompson, CAIA, CFA, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., Price International, and T. Rowe Price Trust Company	Co-President, Balanced Fund, Global Allocation Fund, Spectrum Funds, and Spectrum Funds II
Justin Thomson, 1968 Director, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.; Director and Vice President, Price International	President, Global Funds and International Funds; Vice President, Multi-Strategy Total Return Fund, Retirement Funds, Spectrum Funds, and Spectrum Funds II
Chen Tian, 1993 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund
Reena Tilva, CFA, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Credit Opportunities Fund and High Yield Fund (serves only with respect to the High Yield Fund)
Kim Tracey, 1969 Vice President, T. Rowe Price Group, Inc.; formerly Portfolio Manager, Colonial First State Global Asset Management (to 2018)	Vice President, Global Real Estate Fund
Michael J. Trivino, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Credit Opportunities Fund, Floating Rate Fund, High Yield Fund (serves only with respect to the High Yield Fund), Institutional Income Funds, and Multi-Sector Account Portfolios
Susan G. Troll, CPA, 1966 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Global Multi-Sector Bond Fund, Inflation Protected Bond Fund, Limited Duration Inflation Focused Bond Fund, New Income Fund, and Short-Term Bond Fund
Wesley Ross Trowbridge, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Corporate Income Fund and Multi-Sector Account Portfolios
Adam Trusley, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Analyst, Citadel LLC (to 2020); Analyst, Brigade Capital Management LLC (to 2018)	Vice President, Credit Opportunities Fund
Alan Tu, 1985 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, Global Technology Fund; Vice President, Blue Chip Growth Fund, Communications & Technology Fund, New Horizons Fund, Science & Technology Fund, and Tax-Efficient Funds
James A. Tzitzouris, Jr., Ph.D., 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Retirement Funds

Mitch Unger, 1986 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly Senior Research Analyst, NUVEEN, TIAA Investments (to 2018)	Vice President, Corporate Income Fund, TRP Reserve Investment Funds, State Tax-Free Funds, Summit Income Funds, Tax-Exempt Money Fund, and U.S. Treasury Funds
Pavel Vedrov, 1990 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Real Estate Fund

Eric L. Veiel, CFA, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Global Funds
Rupinder Vig, 1979 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds and International Funds
Willem Visser, 1979 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds and Multi-Sector Account Portfolios
Christopher Vost, 1989 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, International Funds
Zenon Voyiatzis, 1971 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Financial Services Fund, Global Funds, and International Funds
Verena Wachnitz, CFA, 1978 Vice President, T. Rowe Price Group, Inc. and Price International	Executive Vice President, International Funds; Vice President, Global Funds
Lauren T. Wagandt, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Co-President, Corporate Income Fund; Vice President, Institutional Income Funds, Multi-Sector Account Portfolios, QM U.S. Bond Index Fund, and Short-Term Bond Fund
John David Wagner, CFA, 1974 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Small-Cap Value Fund; Vice President, Small-Cap Stock Fund
John F. Wakeman, 1962 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President, Mid-Cap Growth Fund; Vice President, Equity Funds
David J. Wallack, 1960 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	President, Mid-Cap Value Fund; Vice President, International Funds and New Era Fund

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Anthony Bruce Wang, 1989 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Blue Chip Growth Fund, Diversified Mid-Cap Growth Fund, Dividend Growth Fund, Global Technology Fund, Science & Technology Fund, and Tax-Efficient Funds
Dai Wang, 1989 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Vice President, Global Funds and International Funds
Megan Warren, 1968 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company	Vice President, all funds
Hiroshi Watanabe, CFA, 1975 Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.	Vice President, International Funds
Michael T. Wehn, 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Index Trust and International Index Fund
Mark R. Weigman, CFA, CIC, 1962 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President, Tax-Efficient Funds
Ari Weisband, 1992 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, All-Cap Opportunities Fund, Financial Services Fund, and Global Technology Fund
Justin P. White, 1981 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	President, All-Cap Opportunities Fund; Vice President, Blue Chip Growth Fund, Communications & Technology Fund, Growth Stock Fund, Mid-Cap Value Fund, and U.S. Equity Research Fund
Christopher S. Whitehouse, 1972 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds
Bineesha Wickremarachchi, CFA, 1980 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Corporate Income Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Tamara P. Wiggs, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund
Rebecca Willey, 1987 Vice President, T. Rowe Price	Vice President, Floating Rate Fund, Institutional Income Funds, and Multi-Sector Account Portfolios
Charlene Wong, 1992 Employee, T. Rowe Price	Vice President, Global Real Estate Fund and Real Estate Fund
J. Zachary Wood, CFA, 1972 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Real Assets Fund
Jon Davis Wood, CFA, 1979 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund and Mid-Cap Growth Fund
Ashley R. Woodruff, CFA, 1979 Vice President, Price Investment Management, T. Rowe Price, and T. Rowe Price Group, Inc.	Vice President, Capital Appreciation Fund and Mid-Cap Growth Fund
James Woodward, CFA, 1974 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Corporate Income Fund, Global Multi-Sector Bond Fund, Institutional Income Funds, International Funds, and Multi-Sector Account Portfolios
Nina Xu, 1987 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Mid-Cap Growth Fund, Small-Cap Stock Fund, and Small-Cap Value Fund
Marta Yago, 1977 Vice President, T. Rowe Price Group, Inc. and Price International	Vice President, Global Funds, Global Real Estate Fund, and International Funds
David Alan Yatzeck, 1981 Vice President, T. Rowe Price and T. Rowe Price Group	Vice President, Credit Opportunities Fund
Benjamin T. Yeagle, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, International Funds
Ernest C. Yeung, CFA, 1979 Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.	Executive Vice President, International Funds; Vice President, Global Funds
Yan Zhang, 1990 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, The University of Chicago Booth School of Business (to 2019)	Vice President, Small-Cap Stock Fund

Wenli Zheng, 1979 Vice President, Price Hong Kong and T. Rowe Price Group, Inc.	Executive Vice President, International Funds

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position(s) Held With Fund(s)
Lei Zhu, 1980 Vice President, T. Rowe Price; formerly Senior Analyst/Assistant Portfolio Manager/Trading Analyst, Metacapital Management (to 2020)	Vice President, GNMA Fund
Yuyuan (Anthony) Zhu, Ph.D., 1984 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, Quantitative Management Funds
Douglas Zinser, 1975 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Vice President, High Yield Fund (serves only with respect to the U.S. High Yield Fund)

Directors’ Compensation

Each independent director is paid $375,000 annually for his or her service on the Boards. The chair of the Boards, an independent director, receives an additional $165,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $30,000 annually for his or her service and the chair of the Joint Audit Committee receives an additional $35,000 for his or her service. An independent director serving as a member of a Special Committee of the Independent Directors receives an additional $1,500 per meeting of the Special Committee (currently, no Special Committees have been assigned by the Boards). All of these fees are allocated to each fund on a pro-rata basis based on each fund’s net assets relative to the other funds.

The following table shows the total compensation that was received by the independent directors in the calendar year 2021, unless otherwise indicated. The independent directors of the funds do not receive any pension or retirement benefits from the funds or from T. Rowe Price. In addition, the officers and interested directors of the funds do not receive any compensation or benefits from the funds for their service.

Directors	Total Compensation
Bazemore	$395,000
Daniels	370,000
Duncan	340,000
Gerrard	535,000
McBride	340,000
Rouse*	85,000
Schreiber**	370,000
Walker***	55,667

* Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

** Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.

*** Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

The following table shows the amounts paid by each fund to the independent directors based on accrued compensation in the calendar year 2021, unless otherwise indicated:

Fund	Aggregate Compensation From Fund
	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse*	Schreiber**	Walker***
Africa & Middle East Fund	$44	$41	$38	$60	$38	$10	$41	6
All-Cap Opportunities Fund	3,089	2,894	2,659	4,184	2,659	636	2,894	464
Asia Opportunities Fund	95	89	82	129	82	20	89	12
Balanced Fund	1,916	1,795	1,649	2,595	1,649	414	1,795	267
Blue Chip Growth Fund	36,786	34,457	31,664	49,824	31,664	7,943	34,457	5,334
California Tax-Free Bond Fund	259	243	223	351	223	58	243	36
Capital Appreciation Fund	17,815	16,687	15,334	24,129	15,334	3,677	16,687	2,643
Cash Reserves Fund	1,400	1,311	1,205	1,896	1,205	338	1,311	180

Fund	Aggregate Compensation From Fund
	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse*	Schreiber**	Walker***
China Evolution Equity Fund	41	38	35	55	35	8	38	4
Communications & Technology Fund	4,263	3,993	3,670	5,774	3,670	919	3,993	619
Corporate Income Fund	289	271	249	391	249	66	271	39
Credit Opportunities Fund	31	29	26	42	26	6	29	5
Diversified Mid-Cap Growth Fund	883	827	760	1,196	760	196	827	129
Dividend Growth Fund	7,121	6,670	6,129	9,645	6,129	1,476	6,670	1,068
Dynamic Credit Fund	20	19	17	27	17	4	19	2
Dynamic Global Bond Fund	1,613	1,511	1,388	2,184	1,388	340	1,511	225
Emerging Europe Fund	55	52	48	75	48	11	52	9
Emerging Markets Bond Fund	1,846	1,729	1,589	2,500	1,589	425	1,729	242
Emerging Markets Corporate Bond Fund	270	253	232	365	232	45	253	46
Emerging Markets Corporate Multi-Sector Account Portfolio (a)	—	—	—	—	—	—	—	—
Emerging Markets Local Currency Bond Fund	179	167	154	242	154	42	167	23
Emerging Markets Discovery Stock Fund	926	867	797	1,254	797	121	867	191
Emerging Markets Local Multi-Sector Account Portfolio (a)	—	—	—	—	—	—	—	—
Emerging Markets Stock Fund	4,654	4,359	4,006	6,303	4,006	1,119	4,359	572
Equity Income Fund	6,730	6,304	5,793	9,116	5,793	1,410	6,304	953
Equity Index 500 Fund	12,230	11,456	10,527	16,565	10,527	2,740	11,456	1,731
European Stock Fund	460	431	396	623	396	96	431	67
Extended Equity Market Index Fund	497	465	428	673	428	105	465	69
Financial Services Fund	518	485	446	702	446	72	485	96
Floating Rate Fund	1,172	1,098	1,009	1,587	1,009	206	1,098	192
Floating Rate Multi-Sector Account Portfolio (a)	—	—	—	—	—	—	—	—
Georgia Tax-Free Bond Fund	179	167	154	242	154	39	167	25
Global Allocation Fund	412	386	354	558	354	83	386	62
Global Consumer Fund	37	35	32	51	32	7	35	6
Global Growth Stock Fund	586	549	505	794	505	125	549	85
Global High Income Bond Fund	88	83	76	120	76	17	83	15
Global Impact Equity Fund	4	4	3	5	3	—	4	1
Global Industrials Fund	78	73	67	106	67	9	73	14
Global Multi-Sector Bond Fund	581	545	501	788	501	114	545	89
Global Real Estate Fund	41	38	35	55	35	8	38	6
Global Stock Fund	2,703	2,532	2,326	3,661	2,326	550	2,532	404
Global Technology Fund	3,351	3,139	2,884	4,539	2,884	723	3,139	528

Fund	Aggregate Compensation From Fund
	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse*	Schreiber**	Walker***
Global Value Equity Fund	8	8	7	11	7	1	8	1
GNMA Fund	429	402	370	581	370	101	402	57
Government Money Fund	3,898	3,651	3,355	5,279	3,355	863	3,651	549
Government Reserve Fund	7,521	7,045	6,474	10,187	6,474	1,633	7,045	1,105
Growth Stock Fund	26,796	25,100	23,065	36,293	23,065	5,754	25,100	3,979
Health Sciences Fund	6,785	6,356	5,841	9,190	5,841	1,484	6,356	977
High Yield Fund	3,088	2,892	2,658	4,182	2,658	699	2,892	420
High Yield Multi-Sector Account Portfolio (a)	—	—	—	—	—	—	—	—
Inflation Protected Bond Fund	219	205	188	297	188	44	205	37
Institutional Emerging Markets Bond Fund	168	157	145	228	145	36	157	24
Institutional Emerging Markets Equity Fund	765	717	659	1,037	659	180	717	97
Institutional Floating Rate Fund	1,644	1,540	1,415	2,227	1,415	264	1,540	283
Institutional High Yield Fund	766	718	659	1,038	659	177	718	105
Institutional International Disciplined Equity Fund	132	124	114	179	114	27	124	18
Institutional Large-Cap Core Growth Fund	2,348	2,199	2,021	3,180	2,021	502	2,199	340
Institutional Long Duration Credit Fund	8	7	7	10	7	2	7	1
Institutional Mid-Cap Equity Growth Fund	2,842	2,662	2,446	3,849	2,446	653	2,662	389
Institutional Small-Cap Stock Fund	2,489	2,332	2,143	3,372	2,143	526	2,332	365
Intermediate Tax-Free High Yield Fund	26	24	22	35	22	5	24	4
International Bond Fund	466	436	401	631	401	101	436	62
International Bond Fund (USD Hedged)	2,178	2,041	1,875	2,951	1,875	475	2,041	301
International Disciplined Equity Fund	199	187	172	270	172	48	187	25
International Discovery Fund	3,911	3,663	3,366	5,297	3,366	851	3,663	539
International Equity Index Fund	257	241	221	348	221	55	241	36
International Stock Fund	5,955	5,578	5,126	8,066	5,126	1,405	5,578	759
International Value Equity Fund	4,807	4,503	4,138	6,511	4,138	1,041	4,503	667
Investment-Grade Corporate Multi-Sector Account Portfolio (a)	—	—	—	—	—	—	—	—
Japan Fund	405	379	348	548	348	103	379	50
Latin America Fund	167	156	144	226	144	39	156	20
Large-Cap Growth Fund	8,615	8,069	7,415	11,668	7,415	1,808	8,069	1,290
Large-Cap Value Fund	1,384	1,296	1,191	1,874	1,191	280	1,296	201
Limited Duration Inflation Focused Bond Fund	3,230	3,025	2,780	4,374	2,780	652	3,025	436
Maryland Short-Term Tax-Free Bond Fund	62	58	53	83	53	13	58	9

Fund	Aggregate Compensation From Fund
	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse*	Schreiber**	Walker***
Maryland Tax-Free Bond Fund	984	922	847	1,333	847	216	922	137
Maryland Tax-Free Money Fund	34	32	30	47	30	8	32	4
Mid-Cap Growth Fund	14,059	13,169	12,102	19,042	12,102	3,174	13,169	1,953
Mid-Cap Index Fund	23	22	20	31	20	1	22	5
Mid-Cap Value Fund	5,362	5,022	4,615	7,262	4,615	1,113	5,022	760
Mortgage-Backed Securities Multi-Sector Account Portfolio (a)	—	—	—	—	—	—	—	—
Multi-Strategy Total Return Fund	100	93	86	135	86	14	93	22
New Asia Fund	1,622	1,519	1,396	2,197	1,396	374	1,519	208
New Era Fund	1,078	1,010	928	1,460	928	233	1,010	151
New Horizons Fund	14,694	13,764	12,648	19,901	12,648	3,261	13,764	2,150
New Income Fund	7,649	7,165	6,584	10,360	6,584	1,713	7,165	1,029
New Jersey Tax-Free Bond Fund	163	153	141	221	141	36	153	22
New York Tax-Free Bond Fund	188	176	161	254	161	42	176	26
Overseas Stock Fund	7,759	7,268	6,678	10,509	6,678	1,655	7,268	1,134
QM Global Equity Fund	10	9	9	14	9	2	9	2
QM U.S. Bond Index Fund	591	553	509	800	509	139	553	78
QM U.S. Small & Mid-Cap Core Equity Fund	71	66	61	96	61	13	66	12
QM U.S. Small-Cap Growth Equity Fund	3,744	3,507	3,223	5,071	3,223	855	3,507	510
QM U.S. Value Equity Fund	13	12	11	18	11	2	12	2
Real Assets Fund	1,617	1,515	1,392	2,190	1,392	302	1,515	241
Real Estate Fund	552	517	475	748	475	112	517	87
Retirement 2005 Fund	484	454	417	656	417	109	454	66
Retirement 2010 Fund	1,381	1,294	1,189	1,871	1,189	315	1,294	182
Retirement 2015 Fund	2,101	1,968	1,808	2,846	1,808	479	1,968	279
Retirement 2020 Fund	5,770	5,404	4,966	7,814	4,966	1,335	5,404	752
Retirement 2025 Fund	6,144	5,755	5,289	8,322	5,289	1,383	5,755	817
Retirement 2030 Fund	8,071	7,560	6,947	10,932	6,947	1,807	7,560	1,086
Retirement 2035 Fund	5,158	4,831	4,439	6,986	4,439	1,145	4,831	700
Retirement 2040 Fund	5,883	5,511	5,064	7,969	5,064	1,312	5,511	799
Retirement 2045 Fund	3,480	3,260	2,996	4,714	2,996	775	3,260	471
Retirement 2050 Fund	3,053	2,860	2,628	4,135	2,628	682	2,860	414
Retirement 2055 Fund	1,690	1,583	1,455	2,289	1,455	374	1,583	232
Retirement 2060 Fund	537	503	462	727	462	114	503	76
Retirement 2065 Fund	10	10	9	14	9	1	10	3
Retirement Balanced Fund	818	766	704	1,107	704	183	766	112
Retirement Blend 2005 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2010 Fund	0	0	0	0	0	—	0	0

Fund	Aggregate Compensation From Fund
	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse*	Schreiber**	Walker***
Retirement Blend 2015 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2020 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2025 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2030 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2035 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2040 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2045 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2050 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2055 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2060 Fund	0	0	0	0	0	—	0	0
Retirement Blend 2065 Fund	0	0	0	0	0	—	0	0
Retirement I 2005 Fund—I Class	126	118	109	171	109	29	118	17
Retirement I 2010 Fund—I Class	348	326	299	471	299	74	326	52
Retirement I 2015 Fund—I Class	642	602	553	870	553	139	602	92
Retirement I 2020 Fund—I Class	2,182	2,044	1,878	2,955	1,878	475	2,044	312
Retirement I 2025 Fund—I Class	2,847	2,667	2,450	3,856	2,450	595	2,667	427
Retirement I 2030 Fund—I Class	3,685	3,452	3,172	4,992	3,172	763	3,452	561
Retirement I 2035 Fund—I Class	2,704	2,532	2,327	3,662	2,327	553	2,532	416
Retirement I 2040 Fund—I Class	3,019	2,828	2,599	4,089	2,599	621	2,828	458
Retirement I 2045 Fund—I Class	2,078	1,946	1,788	2,814	1,788	420	1,946	322
Retirement I 2050 Fund—I Class	1,930	1,808	1,661	2,614	1,661	389	1,808	301
Retirement I 2055 Fund—I Class	1,049	983	903	1,421	903	206	983	168
Retirement I 2060 Fund—I Class	403	378	347	546	347	73	378	69
Retirement I 2065 Fund—I Class	4	4	3	5	3	0	4	2
Retirement Balanced I Fund—I Class	174	163	149	235	149	34	163	27
Retirement Income 2020 Fund	44	41	38	60	38	8	41	7
Science & Technology Fund	3,580	3,354	3,082	4,850	3,082	783	3,354	489
Short Duration Income Fund	14	14	12	20	12	2	14	3
Short-Term Fund	983	920	846	1,331	846	186	920	97
Short-Term Bond Fund	2,192	2,054	1,887	2,969	1,887	481	2,054	302

Fund	Aggregate Compensation From Fund
	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse*	Schreiber**	Walker***
Short-Term Government Fund	—	—	—	—	—	—	—	—
Small-Cap Index Fund	22	21	19	30	19	1	21	5
Small-Cap Stock Fund	4,294	4,022	3,696	5,816	3,696	954	4,022	616
Small-Cap Value Fund	4,777	4,474	4,112	6,470	4,112	970	4,474	736
Spectrum Conservative Allocation Fund	952	892	820	1,290	820	206	892	135
Spectrum Diversified Equity Fund	1,578	1,479	1,359	2,138	1,359	334	1,479	228
Spectrum Income Fund	2,561	2,399	2,204	3,468	2,204	564	2,399	354
Spectrum International Equity Fund	796	746	685	1,078	685	170	746	109
Spectrum Moderate Allocation Fund	1,020	955	878	1,381	878	217	955	146
Spectrum Moderate Growth Allocation Fund	1,365	1,279	1,175	1,849	1,175	288	1,279	199
Summit Municipal Income Fund	1,103	1,033	949	1,493	949	221	1,033	147
Summit Municipal Intermediate Fund	2,327	2,180	2,003	3,152	2,003	493	2,180	337
Target 2005 Fund	21	19	18	28	18	4	19	3
Target 2010 Fund	29	27	25	39	25	6	27	4
Target 2015 Fund	77	72	66	104	66	17	72	11
Target 2020 Fund	136	127	117	184	117	29	127	20
Target 2025 Fund	180	169	155	244	155	37	169	27
Target 2030 Fund	191	179	165	259	165	39	179	29
Target 2035 Fund	144	135	124	195	124	29	135	23
Target 2040 Fund	130	121	112	176	112	25	121	21
Target 2045 Fund	107	100	92	144	92	21	100	17
Target 2050 Fund	83	78	71	112	71	16	78	14
Target 2055 Fund	55	51	47	74	47	10	51	9
Target 2060 Fund	25	23	21	34	21	4	23	4
Target 2065 Fund	1	1	1	2	1	0	1	0
Tax-Efficient Equity Fund	310	291	267	421	267	64	291	49
Tax-Exempt Money Fund	197	184	169	267	169	43	184	29
Tax-Free High Yield Fund	1,921	1,800	1,654	2,602	1,654	404	1,800	271
Tax-Free Income Fund	1,022	958	880	1,385	880	227	958	140
Tax-Free Short-Intermediate Fund	803	752	691	1,088	691	174	752	106
Total Equity Market Index Fund	893	837	769	1,210	769	204	837	130
Total Return Fund	214	201	184	290	184	45	201	32
Transition Fund	41	38	35	55	35	0	38	1
Treasury Reserve Fund	1,298	1,216	1,117	1,758	1,117	293	1,216	175
U.S. Equity Research Fund	2,658	2,490	2,288	3,600	2,288	504	2,490	421
U.S. High Yield Fund	182	171	157	247	157	37	171	27
U.S. Large-Cap Core Fund	1,732	1,622	1,491	2,345	1,491	176	1,622	299

Fund	Aggregate Compensation From Fund
	Bazemore	Daniels	Duncan	Gerrard	McBride	Rouse*	Schreiber**	Walker***
U.S. Limited Duration TIPS Index Fund	449	421	387	609	387	23	421	78
U.S. Treasury Intermediate Index Fund	412	386	354	558	354	104	386	47
U.S. Treasury Long-Term Index Fund	1,218	1,141	1,049	1,650	1,049	261	1,141	176
U.S. Treasury Money Fund	4,096	3,837	3,525	5,547	3,525	820	3,837	637
Ultra Short-Term Bond Fund	1,704	1,596	1,467	2,308	1,467	308	1,596	263
Value Fund	12,864	12,050	11,073	17,423	11,073	2,677	12,050	1,900
Virginia Tax-Free Bond Fund	613	575	528	831	528	135	575	85

* Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Funds.

** Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Funds.

*** Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Funds.

(a) Directors’ fees were paid by T. Rowe Price on behalf of the fund.

Directors’ Holdings in the Price Funds

The following tables set forth the Price Fund holdings of the current independent and interested directors, as of December 31, 2021, unless otherwise indicated.

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Africa & Middle East Fund	None	None	None	None	None	None
Africa & Middle East Fund—I Class	None	None	None	None	None	None
All-Cap Opportunities Fund	None	None	None	$10,001–$50,000	None	None
All-Cap Opportunities Fund—Advisor Class	None	None	None	None	None	None
All-Cap Opportunities Fund—I Class	None	None	None	None	Over $100,000	None
Asia Opportunities Fund	None	None	None	None	None	None
Asia Opportunities Fund—Advisor Class	None	None	None	None	None	None
Asia Opportunities Fund—I Class	None	None	None	None	None	None
Balanced Fund	None	None	None	None	None	None
Balanced Fund—I Class	None	None	None	None	None	None
Blue Chip Growth Fund	Over $100,000	None	None	$50,001-$100,000	None	None
Blue Chip Growth Fund—Advisor Class	None	None	None	None	None	None
Blue Chip Growth Fund—I Class	None	None	None	$1–$10,000	None	None
Blue Chip Growth Fund—R Class	None	None	None	None	None	None
California Tax-Free Bond Fund	None	None	None	None	None	None
California Tax-Free Bond Fund—I Class	None	None	None	None	None	None
Capital Appreciation Fund	None	None	None	None	$1-$10,000	None
Capital Appreciation Fund—Advisor Class	None	None	None	None	None	None
Capital Appreciation Fund—I Class	None	None	None	None	Over $100,000	None
Cash Reserves Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
China Evolution Equity Fund	None	Over $100,000	None	$1-$10,000	None	None
China Evolution Equity Fund—I Class	None	None	None	None	None	None
Communications & Technology Fund	None	None	None	None	None	None
Communications & Technology Fund—I Class	None	None	None	$50,001–$100,000	None	None
Corporate Income Fund	None	None	None	None	None	None
Corporate Income Fund—I Class	None	None	None	None	None	None
Credit Opportunities Fund	None	None	None	None	None	None
Credit Opportunities Fund—Advisor Class	None	None	None	None	None	None
Credit Opportunities Fund—I Class	None	None	None	None	None	None
Diversified Mid-Cap Growth Fund	None	None	None	$10,001–$50,000	None	None
Diversified Mid-Cap Growth Fund—I Class	None	None	None	None	None	None
Dividend Growth Fund	None	None	None	$10,001–$50,000	None	None
Dividend Growth Fund—Advisor Class	None	None	None	None	None	None
Dividend Growth Fund—I Class	None	None	None	None	None	None
Dynamic Credit Fund	None	None	None	None	None	None
Dynamic Credit Fund—I Class	None	None	None	None	None	None
Dynamic Global Bond Fund	None	None	None	None	None	None
Dynamic Global Bond Fund—Advisor Class	None	None	None	None	None	None
Dynamic Global Bond Fund—I Class	None	None	None	None	None	None
Dynamic Global Bond Fund—Z Class	None	None	None	None	None	None
Emerging Europe Fund	None	None	None	None	None	None
Emerging Europe Fund—I Class	None	None	None	None	None	None
Emerging Markets Bond Fund	None	None	None	None	None	None
Emerging Markets Bond Fund—Advisor Class	None	None	None	None	None	None
Emerging Markets Bond Fund—I Class	None	None	None	None	None	None
Emerging Markets Bond Fund—Z Class	None	None	None	None	None	None
Emerging Markets Corporate Bond Fund	None	None	None	None	None	None
Emerging Markets Corporate Bond Fund—Advisor Class	None	None	None	None	None	None
Emerging Markets Corporate Bond Fund—I Class	None	None	None	None	None	None
Emerging Markets Corporate Multi-Sector Account Portfolio	None	None	None	None	None	None
Emerging Markets Discovery Stock Fund	None	None	None	None	None	None
Emerging Markets Discovery Stock Fund—Advisor Class	None	None	None	None	None	None
Emerging Markets Discovery Stock Fund—I Class	None	None	None	None	None	None
Emerging Markets Discovery Stock Fund—Z Class	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Emerging Markets Local Currency Bond Fund	Over $100,000	None	None	None	None	None
Emerging Markets Local Currency Bond Fund—Advisor Class	None	None	None	None	None	None
Emerging Markets Local Currency Bond Fund—I Class	None	None	None	None	None	None
Emerging Markets Local Multi-Sector Account Portfolio	None	None	None	None	None	None
Emerging Markets Stock Fund	None	None	Over $100,000	$10,001–$50,000	None	None
Emerging Markets Stock Fund—I Class	None	None	None	None	None	None
Emerging Markets Stock Fund—Z Class	None	None	None	None	None	None
Equity Income Fund	None	None	None	None	None	None
Equity Income Fund—Advisor Class	None	None	None	None	None	None
Equity Income Fund—I Class	None	None	None	None	None	None
Equity Income Fund—R Class	None	None	None	None	None	None
Equity Index 500 Fund	None	None	None	None	None	None
Equity Index 500 Fund—I Class	None	None	None	None	None	None
European Stock Fund	None	None	None	None	None	None
European Stock Fund—I Class	None	None	None	None	None	None
Extended Equity Market Index Fund	None	None	None	None	None	None
Financial Services Fund	None	None	None	$10,001–$50,000	None	None
Financial Services Fund—I Class	None	None	None	None	None	None
Floating Rate Fund	None	None	None	None	None	None
Floating Rate Fund—Advisor Class	None	None	None	None	None	None
Floating Rate Fund—I Class	None	None	None	None	None	None
Floating Rate Fund—Z Class	None	None	None	None	None	None
Floating Rate Multi-Sector Account Portfolio	None	None	None	None	None	None
Georgia Tax-Free Bond Fund	None	None	None	None	None	None
Georgia Tax-Free Bond Fund—I Class	None	None	None	None	None	None
Global Allocation Fund	None	None	None	None	None	None
Global Allocation Fund—Advisor Class	None	None	None	None	None	None
Global Allocation Fund—I Class	None	None	None	None	None	None
Global Consumer Fund	None	None	None	None	None	None
Global Growth Stock Fund	None	None	None	None	None	None
Global Growth Stock Fund—Advisor Class	None	None	None	None	None	None
Global Growth Stock Fund—I Class	None	None	None	None	None	None
Global High Income Bond Fund	None	None	None	None	None	None
Global High Income Bond Fund—Advisor Class	None	None	None	None	None	None
Global High Income Bond Fund—I Class	None	None	None	None	None	None
Global Industrials Fund	None	None	None	$10,001-$50,000	None	None
Global Industrials Fund—I Class	None	None	None	None	None	None
Global Multi-Sector Bond Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Global Multi-Sector Bond Fund—Advisor Class	None	None	None	None	None	None
Global Multi-Sector Bond Fund—I Class	None	None	None	None	None	None
Global Real Estate Fund	None	None	None	None	None	None
Global Real Estate Fund—Advisor Class	None	None	None	None	None	None
Global Real Estate Fund—I Class	None	None	None	None	None	None
Global Stock Fund	None	None	None	None	None	None
Global Stock Fund—Advisor Class	None	None	None	None	None	None
Global Stock Fund—I Class	None	None	None	None	None	None
Global Technology Fund	None	None	None	None	None	None
Global Technology Fund—I Class	None	None	None	None	None	None
Global Value Equity Fund	None	None	None	None	None	None
Global Value Equity Fund—I Class	None	None	None	None	None	None
GNMA Fund	None	None	None	None	None	None
GNMA Fund—I Class	None	None	None	None	None	None
Government Money Fund	None	None	None	None	None	None
Government Money Fund—I Class	None	None	None	None	None	None
Government Reserve Fund	None	None	None	None	None	None
Growth Stock Fund	None	None	None	Over $100,000	None	None
Growth Stock Fund—Advisor Class	None	None	None	None	None	None
Growth Stock Fund—I Class	None	None	None	None	None	None
Growth Stock Fund—R Class	None	None	None	None	None	None
Health Sciences Fund	None	None	None	$10,001-$50,000	Over $100,000	None
Health Sciences Fund—I Class	None	None	None	None	None	None
High Yield Fund	None	None	None	None	None	None
High Yield Fund—Advisor Class	None	None	None	None	None	None
High Yield Fund—I Class	None	None	None	None	None	None
High Yield Multi-Sector Account Portfolio	None	None	None	None	None	None
Inflation Protected Bond Fund	None	None	None	None	None	None
Inflation Protected Bond Fund—I Class	None	None	None	None	None	None
Institutional Emerging Markets Bond Fund	None	None	None	None	None	None
Institutional Emerging Markets Equity Fund	None	None	None	None	None	None
Institutional Floating Rate Fund	None	None	None	None	None	None
Institutional Floating Rate Fund—F Class	None	None	None	None	None	None
Institutional Floating Rate Fund—Z Class	None	None	None	None	None	None
Institutional High Yield Fund	None	None	None	None	None	None
Institutional High Yield Fund—Z Class	None	None	None	None	None	None
Institutional International Disciplined Equity Fund	None	None	None	None	None	None
Institutional Large-Cap Core Growth Fund	None	None	None	None	None	None
Institutional Long Duration Credit Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Institutional Mid-Cap Equity Growth Fund	None	None	None	None	None	None
Institutional Small-Cap Stock Fund	None	None	None	None	None	None
Intermediate Tax-Free High Yield Fund	None	None	None	None	None	None
Intermediate Tax-Free High Yield Fund—Advisor Class	None	None	None	None	None	None
Intermediate Tax-Free High Yield Fund—I Class	None	None	None	None	None	None
International Bond Fund	None	None	None	None	None	None
International Bond Fund—Advisor Class	None	None	None	None	None	None
International Bond Fund—I Class	None	None	None	None	None	None
International Bond Fund—Z Class	None	None	None	None	None	None
International Bond Fund (USD Hedged)	None	None	None	None	None	None
International Bond Fund (USD Hedged)—Advisor Class	None	None	None	None	None	None
International Bond Fund (USD Hedged)—I Class	None	None	None	None	None	None
International Bond Fund (USD Hedged)—Z Class	None	None	None	None	None	None
International Disciplined Equity Fund	None	None	None	None	None	None
International Disciplined Equity Fund—Advisor Class	None	None	None	None	None	None
International Disciplined Equity Fund—I Class	None	None	None	None	None	None
International Discovery Fund	None	None	None	None	None	None
International Discovery Fund—I Class	None	None	None	None	None	None
International Equity Index Fund	None	None	None	None	None	None
International Equity Index Fund—Z Class	None	None	None	None	None	None
International Stock Fund	None	None	None	None	None	None
International Stock Fund—Advisor Class	None	None	None	None	None	None
International Stock Fund—I Class	None	None	None	None	None	None
International Stock Fund—R Class	None	None	None	None	None	None
International Stock Fund—Z Class	None	None	None	None	None	None
International Value Equity Fund	None	None	None	None	None	None
International Value Equity Fund—Advisor Class	None	None	None	None	None	None
International Value Equity Fund—I Class	None	None	None	None	None	None
International Value Equity Fund—R Class	None	None	None	None	None	None
International Value Equity Fund—Z Class	None	None	None	None	None	None
Investment Grade Multi-Sector Account Portfolio	None	None	None	None	None	None
Japan Fund	None	None	None	None	None	None
Japan Fund—I Class	None	None	None	None	None	None
Latin America Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Latin America Fund—I Class	None	None	None	None	None	None
Large-Cap Growth Fund	None	None	None	None	None	None
Large-Cap Growth Fund—I Class	None	None	None	None	None	None
Large-Cap Value Fund	None	None	None	None	None	None
Large-Cap Value Fund—I Class	None	None	None	$10,001-$50,000	None	None
Limited Duration Inflation Focused Bond Fund	None	None	None	None	None	None
Limited Duration Inflation Focused Bond Fund—I Class	None	None	None	None	None	None
Limited Duration Inflation Focused Bond Fund—Z Class	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond Fund	None	None	None	None	None	None
Maryland Short-Term Tax-Free Bond Fund—I Class	None	None	None	None	None	None
Maryland Tax-Free Bond Fund	None	None	None	None	None	None
Maryland Tax-Free Bond Fund—I Class	None	None	None	None	None	None
Maryland Tax-Free Money Fund	None	None	None	None	None	None
Maryland Tax-Free Money Fund—I Class	None	None	None	None	None	None
Mid-Cap Growth Fund	None	None	None	$10,001–$50,000	None	None
Mid-Cap Growth Fund—Advisor Class	None	None	None	None	None	None
Mid-Cap Growth Fund—I Class	None	None	None	Over $100,000	None	None
Mid-Cap Growth Fund—R Class	None	None	None	None	None	None
Mid-Cap Growth Fund—Z Class	None	None	None	None	None	None
Mid-Cap Index Fund	None	None	None	None	None	None
Mid-Cap Index Fund—I Class	None	None	None	None	None	None
Mid-Cap Index Fund—Z Class	None	None	None	None	None	None
Mid-Cap Value Fund	None	None	None	$10,001–$50,000	None	None
Mid-Cap Value Fund—Advisor Class	None	None	None	None	None	None
Mid-Cap Value Fund—I Class	None	None	None	$10,001-$50,000	None	None
Mid-Cap Value Fund—R Class	None	None	None	None	None	None
Mid-Cap Value Fund—Z Class	None	None	None	None	None	None
Mortgage-Backed Securities Multi-Sector Account Portfolio	None	None	None	None	None	None
Multi-Strategy Total Return Fund	None	None	None	None	None	None
Multi-Strategy Total Return Fund—Advisor Class	None	None	None	None	None	None
Multi-Strategy Total Return Fund—I Class	None	None	None	None	None	None
New Asia Fund	None	None	None	None	None	None
New Asia Fund—I Class	None	None	None	None	None	None
New Era Fund	None	None	None	None	None	None
New Era Fund—I Class	None	None	None	None	None	None
New Horizons Fund	None	None	None	None	None	None
New Horizons Fund—I Class	None	None	None	None	None	None
New Horizons Fund—Z Class	None	None	None	None	None	None
New Income Fund	None	None	None	None	None	None
New Income Fund—Advisor Class	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
New Income Fund—I Class	None	None	None	None	None	None
New Income Fund—R Class	None	None	None	None	None	None
New Income Fund—Z Class	None	None	None	None	None	None
New Jersey Tax-Free Bond Fund	None	None	None	None	None	None
New Jersey Tax-Free Bond Fund—I Class	None	None	None	None	None	None
New York Tax-Free Bond Fund	None	None	None	None	None	None
New York Tax-Free Bond Fund—I Class	None	None	None	None	None	None
Overseas Stock Fund	None	None	None	$50,001–$100,000	None	None
Overseas Stock Fund—Advisor Class	None	None	None	None	None	None
Overseas Stock Fund—I Class	None	None	None	None	None	None
Overseas Stock Fund—Z Class	None	None	None	None	None	None
QM Global Equity Fund	None	None	None	None	None	None
QM Global Equity Fund—Advisor Class	None	None	None	None	None	None
QM Global Equity Fund—I Class	None	None	None	None	None	None
QM U.S. Bond Index Fund	None	None	None	None	None	None
QM U.S. Bond Index Fund—I Class	None	None	None	None	None	None
QM U.S. Bond Index Fund—Z Class	None	None	None	None	None	None
QM U.S. Small & Mid-Cap Core Equity Fund	None	None	None	None	None	None
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	None	None	None	None	None	None
QM U.S. Small & Mid-Cap Core Equity Fund—I Class	None	None	None	None	None	None
QM U.S. Small-Cap Growth Equity Fund	None	None	None	None	None	None
QM U.S. Small-Cap Growth Equity Fund—Advisor Class	None	None	None	None	None	None
QM U.S. Small-Cap Growth Equity Fund—I Class	None	None	None	None	None	None
QM U.S. Value Equity Fund	None	None	None	None	None	None
QM U.S. Value Equity Fund—Advisor Class	None	None	None	None	None	None
QM U.S. Value Equity Fund—I Class	None	None	None	None	None	None
Real Assets Fund	None	None	None	$10,001–$50,000	None	None
Real Assets Fund—I Class	None	None	None	None	None	None
Real Assets Fund—Z Class	None	None	None	None	None	None
Real Estate Fund	None	None	None	None	None	None
Real Estate Fund—Advisor Class	None	None	None	None	None	None
Real Estate Fund—I Class	None	None	None	None	None	None
Retirement 2005 Fund	None	None	None	None	None	None
Retirement 2005 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2005 Fund—R Class	None	None	None	None	None	None
Retirement 2010 Fund	None	None	None	None	None	None
Retirement 2010 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2010 Fund—R Class	None	None	None	None	None	None
Retirement 2015 Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Retirement 2015 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2015 Fund—R Class	None	None	None	None	None	None
Retirement 2020 Fund	None	None	None	None	None	None
Retirement 2020 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2020 Fund—R Class	None	None	None	None	None	None
Retirement 2025 Fund	None	None	None	None	None	None
Retirement 2025 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2025 Fund—R Class	None	None	None	None	None	None
Retirement 2030 Fund	None	Over $100,000	None	$50,001–$100,000	None	None
Retirement 2030 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2030 Fund—R Class	None	None	None	None	None	None
Retirement 2035 Fund	None	None	None	$50,001–$100,000	None	None
Retirement 2035 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2035 Fund—R Class	None	None	None	None	None	None
Retirement 2040 Fund	None	None	None	$10,001–$50,000	None	None
Retirement 2040 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2040 Fund—R Class	None	None	None	None	None	None
Retirement 2045 Fund	None	None	None	None	None	None
Retirement 2045 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2045 Fund—R Class	None	None	None	None	None	None
Retirement 2050 Fund	None	None	None	$50,001–$100,000	None	None
Retirement 2050 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2050 Fund—R Class	None	None	None	None	None	None
Retirement 2055 Fund	None	None	None	$1-$10,000	None	None
Retirement 2055 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2055 Fund—R Class	None	None	None	None	None	None
Retirement 2060 Fund	None	None	None	$50,001–$100,000	None	None
Retirement 2060 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2060 Fund—R Class	None	None	None	None	None	None
Retirement 2065 Fund	None	None	None	None	None	None
Retirement 2065 Fund—Advisor Class	None	None	None	None	None	None
Retirement 2065 Fund—R Class	None	None	None	None	None	None
Retirement Balanced Fund	None	None	None	None	None	None
Retirement Balanced Fund—Advisor Class	None	None	None	None	None	None
Retirement Balanced Fund—R Class	None	None	None	None	None	None
Retirement Blend 2005 Fund	None	None	None	None	None	None
Retirement Blend 2005 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2010 Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Retirement Blend 2010 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2015 Fund	None	None	None	None	None	None
Retirement Blend 2015 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2020 Fund	None	None	None	None	None	None
Retirement Blend 2020 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2025 Fund	None	None	None	None	None	None
Retirement Blend 2025 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2030 Fund	None	None	None	None	None	None
Retirement Blend 2030 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2035 Fund	None	None	None	None	None	None
Retirement Blend 2035 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2040 Fund	None	None	None	None	None	None
Retirement Blend 2040 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2045 Fund	None	None	None	None	None	None
Retirement Blend 2045 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2050 Fund	None	None	None	None	None	None
Retirement Blend 2050 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2055 Fund	None	None	None	None	None	None
Retirement Blend 2055 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2060 Fund	None	None	None	None	None	None
Retirement Blend 2060 Fund—I Class	None	None	None	None	None	None
Retirement Blend 2065 Fund	None	None	None	None	None	None
Retirement Blend 2065 Fund—I Class	None	None	None	None	None	None
Retirement I 2005 Fund—I Class	None	None	None	None	None	None
Retirement I 2010 Fund—I Class	None	None	None	None	None	None
Retirement I 2015 Fund—I Class	None	None	None	None	None	None
Retirement I 2020 Fund—I Class	None	None	None	None	None	None
Retirement I 2025 Fund—I Class	None	None	None	None	None	None
Retirement I 2030 Fund—I Class	None	None	None	$10,001–$50,000	None	None
Retirement I 2035 Fund—I Class	None	None	None	None	None	None
Retirement I 2040 Fund—I Class	None	None	None	None	None	None
Retirement I 2045 Fund—I Class	None	None	None	None	None	None
Retirement I 2050 Fund—I Class	None	None	None	None	None	None
Retirement I 2055 Fund—I Class	None	None	None	None	None	None
Retirement I 2060 Fund—I Class	None	None	None	$10,001-$50,000	None	None
Retirement I 2065 Fund—I Class	None	None	None	None	None	None
Retirement Balanced I Fund—I Class	None	None	None	None	None	None
Retirement Income 2020 Fund	None	None	None	None	None	None
Science & Technology Fund	None	None	None	None	None	None
Science & Technology Fund—Advisor Class	None	None	None	None	None	None
Science & Technology Fund—I Class	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Short Duration Income Fund	None	None	None	None	None	None
Short Duration Income Fund—I Class	None	None	None	None	None	None
Short-Term Fund	None	None	None	None	None	None
Short-Term Bond Fund	None	None	None	None	None	None
Short-Term Bond Fund—Advisor Class	None	None	None	None	None	None
Short-Term Bond Fund—I Class	None	None	None	None	None	None
Short-Term Government Fund	None	None	None	None	None	None
Small-Cap Index Fund	None	None	None	None	None	None
Small-Cap Index Fund—I Class	None	None	None	None	None	None
Small-Cap Index Fund—Z Class	None	None	None	None	None	None
Small-Cap Stock Fund	None	None	None	$10,001–$50,000	None	None
Small-Cap Stock Fund—Advisor Class	None	None	None	None	None	None
Small-Cap Stock Fund—I Class	None	None	None	None	None	None
Small-Cap Stock Fund—Z Class	None	None	None	None	None	None
Small-Cap Value Fund	None	None	None	$10,001-$50,000	None	None
Small-Cap Value Fund—Advisor Class	None	None	None	None	None	None
Small-Cap Value Fund—I Class	None	None	None	None	None	None
Small-Cap Value Fund—Z Class	None	None	None	None	None	None
Spectrum Conservative Allocation Fund	None	None	None	None	None	None
Spectrum Conservative Allocation Fund—I Class	None	None	None	None	None	None
Spectrum Diversified Equity Fund	None	None	None	None	None	None
Spectrum Diversified Equity Fund—I Class	None	None	None	None	None	None
Spectrum Income Fund	None	None	None	None	None	None
Spectrum Income Fund—I Class	None	None	None	None	None	None
Spectrum International Equity Fund	None	None	None	None	None	None
Spectrum International Equity Fund—I Class	None	None	None	None	None	None
Spectrum Moderate Allocation Fund	None	None	None	None	None	None
Spectrum Moderate Allocation Fund—I Class	None	None	None	None	None	None
Spectrum Moderate Growth Allocation Fund	None	None	None	None	None	None
Spectrum Moderate Growth Allocation Fund—I Class	None	None	None	None	None	None
Summit Municipal Income Fund	None	None	None	None	None	None
Summit Municipal Income Fund—Advisor Class	None	None	None	None	None	None
Summit Municipal Income Fund—I Class	None	None	None	None	None	None
Summit Municipal Intermediate Fund	None	None	None	None	None	None
Summit Municipal Intermediate Fund—Advisor Class	None	None	None	None	None	None
Summit Municipal Intermediate Fund—I Class	None	None	None	None	None	None
Target 2005 Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Target 2005 Fund—Advisor Class	None	None	None	None	None	None
Target 2005 Fund—I Class	None	None	None	None	None	None
Target 2010 Fund	None	None	None	None	None	None
Target 2010 Fund—Advisor Class	None	None	None	None	None	None
Target 2010 Fund—I Class	None	None	None	None	None	None
Target 2015 Fund	None	None	None	None	None	None
Target 2015 Fund—Advisor Class	None	None	None	None	None	None
Target 2015 Fund—I Class	None	None	None	None	None	None
Target 2020 Fund	None	None	None	None	None	None
Target 2020 Fund—Advisor Class	None	None	None	None	None	None
Target 2020 Fund—I Class	None	None	None	None	None	None
Target 2025 Fund	None	None	None	None	None	None
Target 2025 Fund—Advisor Class	None	None	None	None	None	None
Target 2025 Fund—I Class	None	None	None	None	None	None
Target 2030 Fund	None	None	None	None	None	None
Target 2030 Fund—Advisor Class	None	None	None	None	None	None
Target 2030 Fund—I Class	None	None	None	None	None	None
Target 2035 Fund	None	None	None	None	None	None
Target 2035 Fund—Advisor Class	None	None	None	None	None	None
Target 2035 Fund—I Class	None	None	None	None	None	None
Target 2040 Fund	None	None	None	None	None	None
Target 2040 Fund—Advisor Class	None	None	None	None	None	None
Target 2040 Fund—I Class	None	None	None	None	None	None
Target 2045 Fund	None	None	None	None	None	None
Target 2045 Fund—Advisor Class	None	None	None	None	None	None
Target 2045 Fund—I Class	None	None	None	None	None	None
Target 2050 Fund	None	None	None	None	None	None
Target 2050 Fund—Advisor Class	None	None	None	None	None	None
Target 2050 Fund—I Class	None	None	None	None	None	None
Target 2055 Fund	None	None	None	None	None	None
Target 2055 Fund—Advisor Class	None	None	None	None	None	None
Target 2055 Fund—I Class	None	None	None	None	None	None
Target 2060 Fund	None	None	None	$50,001–$100,000	None	None
Target 2060 Fund—Advisor Class	None	None	None	None	None	None
Target 2060 Fund—I Class	None	None	None	None	None	None
Target 2065 Fund	None	None	None	$10,001-$50,000	None	None
Target 2065 Fund—Advisor Class	None	None	None	None	None	None
Target 2065 Fund—I Class	None	None	None	None	None	None
Tax-Efficient Equity Fund	None	None	None	None	None	None
Tax-Efficient Equity Fund—I Class	None	None	None	None	None	None
Tax-Exempt Money Fund	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Tax-Exempt Money Fund—I Class	None	None	None	None	None	None
Tax-Free High Yield Fund	None	None	None	None	Over $100,000	None
Tax-Free High Yield Fund—Advisor Class	None	None	None	None	None	None
Tax-Free High Yield Fund—I Class	None	None	None	None	None	None
Tax-Free Income Fund	None	None	None	None	None	None
Tax-Free Income Fund—Advisor Class	None	None	None	None	None	None
Tax-Free Income Fund—I Class	None	None	None	None	None	None
Tax-Free Short-Intermediate Fund	None	None	None	None	None	None
Tax-Free Short-Intermediate Fund—Advisor Class	None	None	None	None	None	None
Tax-Free Short-Intermediate Fund—I Class	None	None	None	None	None	None
Total Equity Market Index Fund	None	None	None	None	None	None
Total Return Fund	None	None	None	None	None	None
Total Return Fund—Advisor Class	None	None	None	None	None	None
Total Return Fund—I Class	None	None	None	None	None	None
Treasury Reserve Fund	None	None	None	None	None	None
U.S. Equity Research Fund	None	None	None	$1-$10,000	None	None
U.S. Equity Research Fund—Advisor Class	None	None	None	None	None	None
U.S. Equity Research Fund—I Class	None	None	None	None	None	None
U.S. Equity Research Fund—R Class	None	None	None	None	None	None
U.S. Equity Research Fund—Z Class	None	None	None	None	None	None
U.S. High Yield Fund	None	None	None	None	None	None
U.S. High Yield Fund—Advisor Class	None	None	None	None	None	None
U.S. High Yield Fund—I Class	None	None	None	None	None	None
U.S. Large-Cap Core Fund	None	None	None	$10,001–$50,000	None	None
U.S. Large-Cap Core Fund—Advisor Class	None	None	None	None	None	None
U.S. Large-Cap Core Fund—I Class	None	None	None	None	None	None
U.S. Large-Cap Core Fund—Z Class	None	None	None	None	None	None
U.S. Limited Duration TIPS Index Fund	None	None	None	None	None	None
U.S. Limited Duration TIPS Index Fund—I Class	None	None	None	None	None	None
U.S. Limited Duration TIPS Index Fund—Z Class	None	None	None	None	None	None
U.S. Treasury Intermediate Index Fund	None	None	None	None	None	None
U.S. Treasury Intermediate Index Fund—I Class	None	None	None	None	None	None
U.S. Treasury Intermediate Index Fund—Z Class	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Independent Directors
	Bazemore	Daniels	Duncan	Gerrard	McBride	Walker
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
U.S. Treasury Long-Term Index Fund	None	None	None	None	None	None
U.S. Treasury Long-Term Index Fund—I Class	None	None	None	None	None	None
U.S. Treasury Long-Term Index Fund—Z Class	None	None	None	None	None	None
U.S. Treasury Money Fund	None	None	None	None	None	None
U.S. Treasury Money Fund—I Class	None	None	None	None	None	None
U.S. Treasury Money Fund—Z Class	None	None	None	None	None	None
Ultra Short-Term Bond Fund	None	None	None	None	None	None
Ultra Short-Term Bond Fund—I Class	None	None	None	None	None	None
Value Fund	None	None	None	Over $100,000	None	None
Value Fund—Advisor Class	None	None	None	None	None	None
Value Fund—I Class	None	None	None	$10,001–$50,000	None	None
Value Fund—Z Class	None	None	None	None	None	None
Virginia Tax-Free Bond Fund	None	None	None	None	None	None
Virginia Tax-Free Bond Fund—I Class	None	None	None	None	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
Africa & Middle East Fund	None	None
Africa & Middle East Fund—I Class	None	None
All-Cap Opportunities Fund	None	Over $100,000
All-Cap Opportunities Fund—Advisor Class	None	None
All-Cap Opportunities Fund—I Class	None	None
Asia Opportunities Fund	None	None
Asia Opportunities Fund—Advisor Class	None	None
Asia Opportunities Fund—I Class	None	None
Balanced Fund	None	None
Balanced Fund—I Class	None	None
Blue Chip Growth Fund	None	None
Blue Chip Growth Fund—Advisor Class	None	None
Blue Chip Growth Fund—I Class	None	None
Blue Chip Growth Fund—R Class	None	None
California Tax-Free Bond Fund	None	None
California Tax-Free Bond Fund—I Class	None	None
Capital Appreciation Fund	None	None
Capital Appreciation Fund—Advisor Class	None	None
Capital Appreciation Fund—I Class	None	None
Cash Reserves Fund	None	None
China Evolution Equity Fund	None	None
China Evolution Equity Fund—I Class	None	None
Communications & Technology Fund	None	None
Communications & Technology Fund—I Class	None	None
Corporate Income Fund	None	None
Corporate Income Fund—I Class	None	None
Credit Opportunities Fund	None	None
Credit Opportunities Fund—Advisor Class	None	None
Credit Opportunities Fund—I Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
Diversified Mid-Cap Growth Fund	None	None
Diversified Mid-Cap Growth Fund—I Class	None	None
Dividend Growth Fund	None	Over $100,000
Dividend Growth Fund—Advisor Class	None	None
Dividend Growth Fund—I Class	None	None
Dynamic Credit Fund	None	None
Dynamic Credit Fund—I Class	None	None
Dynamic Global Bond Fund	None	None
Dynamic Global Bond Fund—Advisor Class	None	None
Dynamic Global Bond Fund—I Class	None	None
Dynamic Global Bond Fund—Z Class	None	None
Emerging Europe Fund	None	None
Emerging Europe Fund—I Class	None	None
Emerging Markets Bond Fund	None	None
Emerging Markets Bond Fund—Advisor Class	None	None
Emerging Markets Bond Fund—I Class	None	None
Emerging Markets Bond Fund—Z Class	None	None
Emerging Markets Corporate Bond Fund	None	None
Emerging Markets Corporate Bond Fund—Advisor Class	None	None
Emerging Markets Corporate Bond Fund—I Class	None	None
Emerging Markets Corporate Multi-Sector Account Portfolio	None	None
Emerging Markets Discovery Stock Fund	None	None
Emerging Markets Discovery Stock Fund—Advisor Class	None	None
Emerging Markets Discovery Stock Fund—I Class	None	None
Emerging Markets Discovery Stock Fund—Z Class	None	None
Emerging Markets Local Currency Bond Fund	None	None
Emerging Markets Local Currency Bond Fund—Advisor Class	None	None
Emerging Markets Local Currency Bond Fund—I Class	None	None
Emerging Markets Local Multi-Sector Account Portfolio	None	None
Emerging Markets Stock Fund	None	None
Emerging Markets Stock Fund—I Class	None	None
Emerging Markets Stock Fund—Z Class	None	None
Equity Income Fund	$50,001–$100,000	None
Equity Income Fund—Advisor Class	None	None
Equity Income Fund—I Class	None	None
Equity Income Fund—R Class	None	None
Equity Index 500 Fund	None	None
Equity Index 500 Fund—I Class	None	None
European Stock Fund	None	None
European Stock Fund—I Class	None	None
Extended Equity Market Index Fund	None	None
Financial Services Fund	None	None
Financial Services Fund—I Class	None	None
Floating Rate Fund	None	None
Floating Rate Fund—Advisor Class	None	None
Floating Rate Fund—I Class	None	None
Floating Rate Fund—Z Class	None	None
Floating Rate Multi-Sector Account Portfolio	None	None
Georgia Tax-Free Bond Fund	None	None
Georgia Tax-Free Bond Fund—I Class	None	None
Global Allocation Fund	None	None
Global Allocation Fund—Advisor Class	None	None
Global Allocation Fund—I Class	None	None
Global Consumer Fund	None	None
Global Growth Stock Fund	None	None
Global Growth Stock Fund—Advisor Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
Global Growth Stock Fund—I Class	None	None
Global High Income Bond Fund	None	None
Global High Income Bond Fund—Advisor Class	None	None
Global High Income Bond Fund—I Class	None	None
Global Industrials Fund	None	None
Global Industrials Fund—I Class	None	None
Global Multi-Sector Bond Fund	None	None
Global Multi-Sector Bond Fund—Advisor Class	None	None
Global Multi-Sector Bond Fund—I Class	None	None
Global Real Estate Fund	None	None
Global Real Estate Fund—Advisor Class	None	None
Global Real Estate Fund—I Class	None	None
Global Stock Fund	None	None
Global Stock Fund—Advisor Class	None	None
Global Stock Fund—I Class	None	None
Global Technology Fund	None	None
Global Technology Fund—I Class	None	None
Global Value Equity Fund	None	None
Global Value Equity Fund—I Class	None	None
GNMA Fund	None	None
GNMA Fund—I Class	None	None
Government Money Fund	Over $100,000	None
Government Money Fund—I Class	None	None
Government Reserve Fund	None	None
Growth Stock Fund	None	None
Growth Stock Fund—Advisor Class	None	None
Growth Stock Fund—I Class	None	None
Growth Stock Fund—R Class	None	None
Health Sciences Fund	None	None
Health Sciences Fund—I Class	None	None
High Yield Fund	None	None
High Yield Fund—Advisor Class	None	None
High Yield Fund—I Class	None	None
High Yield Multi-Sector Account Portfolio	None	None
Inflation Protected Bond Fund	None	None
Inflation Protected Bond Fund—I Class	None	None
Institutional Emerging Markets Bond Fund	None	None
Institutional Emerging Markets Equity Fund	None	None
Institutional Floating Rate Fund	None	None
Institutional Floating Rate Fund—F Class	None	None
Institutional Floating Rate Fund—Z Class	None	None
Institutional High Yield Fund	None	None
Institutional High Yield Fund—Z Class	None	None
Institutional International Disciplined Equity Fund	None	None
Institutional Large-Cap Core Growth Fund	None	None
Institutional Long Duration Credit Fund	None	None
Institutional Mid-Cap Equity Growth Fund	None	None
Institutional Small-Cap Stock Fund	None	None
Intermediate Tax-Free High Yield Fund	None	None
Intermediate Tax-Free High Yield Fund—Advisor Class	None	None
Intermediate Tax-Free High Yield Fund—I Class	None	None
International Bond Fund	None	None
International Bond Fund—Advisor Class	None	None
International Bond Fund—I Class	None	None
International Bond Fund—Z Class	None	None
International Bond Fund (USD Hedged)	None	None
International Bond Fund (USD Hedged)—Advisor Class	None	None
International Bond Fund (USD Hedged)—I Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
International Bond Fund (USD Hedged)—Z Class	None	None
International Disciplined Equity Fund	None	None
International Disciplined Equity Fund—Advisor Class	None	None
International Disciplined Equity Fund—I Class	None	None
International Discovery Fund	None	None
International Discovery Fund—I Class	None	None
International Equity Index Fund	None	None
International Equity Index Fund—Z Class	None	None
International Stock Fund	None	None
International Stock Fund—Advisor Class	None	None
International Stock Fund—I Class	None	None
International Stock Fund—R Class	None	None
International Stock Fund—Z Class	None	None
International Value Equity Fund	None	None
International Value Equity Fund—Advisor Class	None	None
International Value Equity Fund—I Class	None	None
International Value Equity Fund—R Class	None	None
International Value Equity Fund—Z Class	None	None
Investment Grade Multi-Sector Account Portfolio	None	None
Japan Fund	None	None
Japan Fund—I Class	None	None
Latin America Fund	None	None
Latin America Fund—I Class	None	None
Large-Cap Growth Fund	None	None
Large-Cap Growth Fund—I Class	None	None
Large-Cap Value Fund	None	None
Large-Cap Value Fund—I Class	None	None
Limited Duration Inflation Focused Bond Fund	None	None
Limited Duration Inflation Focused Bond Fund—I Class	None	None
Limited Duration Inflation Focused Bond Fund—Z Class	None	None
Maryland Short-Term Tax-Free Bond Fund	None	None
Maryland Short-Term Tax-Free Bond Fund—I Class	None	None
Maryland Tax-Free Bond Fund	None	None
Maryland Tax-Free Bond Fund—I Class	None	None
Maryland Tax-Free Money Fund	None	None
Maryland Tax-Free Money Fund—I Class	None	None
Mid-Cap Growth Fund	None	Over $100,000
Mid-Cap Growth Fund—Advisor Class	None	None
Mid-Cap Growth Fund—I Class	None	None
Mid-Cap Growth Fund—R Class	None	None
Mid-Cap Growth Fund—Z Class	None	None
Mid-Cap Index Fund	None	None
Mid-Cap Index Fund—I Class	None	None
Mid-Cap Index Fund—Z Class	None	None
Mid-Cap Value Fund	None	None
Mid-Cap Value Fund—Advisor Class	None	None
Mid-Cap Value Fund—I Class	None	None
Mid-Cap Value Fund—R Class	None	None
Mid-Cap Value Fund—Z Class	None	None
Mortgage-Backed Securities Multi-Sector Account Portfolio	None	None
Multi-Strategy Total Return Fund	None	None
Multi-Strategy Total Return Fund—Advisor Class	None	None
Multi-Strategy Total Return Fund—I Class	None	None
New Asia Fund	None	None
New Asia Fund—I Class	None	None
New Era Fund	None	None
New Era Fund—I Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
New Horizons Fund	None	None
New Horizons Fund—I Class	None	None
New Horizons Fund—Z Class	None	None
New Income Fund	None	None
New Income Fund—Advisor Class	None	None
New Income Fund—I Class	None	None
New Income Fund—R Class	None	None
New Income Fund—Z Class	None	None
New Jersey Tax-Free Bond Fund	None	None
New Jersey Tax-Free Bond Fund—I Class	None	None
New York Tax-Free Bond Fund	None	None
New York Tax-Free Bond Fund—I Class	None	None
Overseas Stock Fund	None	None
Overseas Stock Fund—Advisor Class	None	None
Overseas Stock Fund—I Class	None	None
Overseas Stock Fund—Z Class	None	None
QM Global Equity Fund	None	None
QM Global Equity Fund—Advisor Class	None	None
QM Global Equity Fund—I Class	None	None
QM U.S. Bond Index Fund	None	None
QM U.S. Bond Index Fund—I Class	None	None
QM U.S. Bond Index Fund—Z Class	None	None
QM U.S. Small & Mid-Cap Core Equity Fund	None	None
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	None	None
QM U.S. Small & Mid-Cap Core Equity Fund—I Class	None	None
QM U.S. Small-Cap Growth Equity Fund	None	None
QM U.S. Small-Cap Growth Equity Fund—Advisor Class	None	None
QM U.S. Small-Cap Growth Equity Fund—I Class	None	None
QM U.S. Value Equity Fund	None	None
QM U.S. Value Equity Fund—Advisor Class	None	None
QM U.S. Value Equity Fund—I Class	None	None
Real Assets Fund	None	None
Real Assets Fund—I Class	None	None
Real Assets Fund—Z Class	None	None
Real Estate Fund	None	None
Real Estate Fund—Advisor Class	None	None
Real Estate Fund—I Class	None	None
Retirement 2005 Fund	None	None
Retirement 2005 Fund—Advisor Class	None	None
Retirement 2005 Fund—R Class	None	None
Retirement 2010 Fund	None	None
Retirement 2010 Fund—Advisor Class	None	None
Retirement 2010 Fund—R Class	None	None
Retirement 2015 Fund	None	None
Retirement 2015 Fund—Advisor Class	None	None
Retirement 2015 Fund—R Class	None	None
Retirement 2020 Fund	Over $100,000	None
Retirement 2020 Fund—Advisor Class	None	None
Retirement 2020 Fund—R Class	None	None
Retirement 2025 Fund	$10,001–$50,000	None
Retirement 2025 Fund—Advisor Class	None	None
Retirement 2025 Fund—R Class	None	None
Retirement 2030 Fund	None	None
Retirement 2030 Fund—Advisor Class	None	None
Retirement 2030 Fund—R Class	None	None
Retirement 2035 Fund	None	None
Retirement 2035 Fund—Advisor Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
Retirement 2035 Fund—R Class	None	None
Retirement 2040 Fund	None	None
Retirement 2040 Fund—Advisor Class	None	None
Retirement 2040 Fund—R Class	None	None
Retirement 2045 Fund	None	None
Retirement 2045 Fund—Advisor Class	None	None
Retirement 2045 Fund—R Class	None	None
Retirement 2050 Fund	None	None
Retirement 2050 Fund—Advisor Class	None	None
Retirement 2050 Fund—R Class	None	None
Retirement 2055 Fund	None	None
Retirement 2055 Fund—Advisor Class	None	None
Retirement 2055 Fund—R Class	None	None
Retirement 2060 Fund	$10,001–$50,000	None
Retirement 2060 Fund—Advisor Class	None	None
Retirement 2060 Fund—R Class	None	None
Retirement 2065 Fund	None	None
Retirement 2065 Fund—Advisor Class	None	None
Retirement 2065 Fund—R Class	None	None
Retirement Balanced Fund	None	None
Retirement Balanced Fund—Advisor Class	None	None
Retirement Balanced Fund—R Class	None	None
Retirement Blend 2005 Fund	None	None
Retirement Blend 2005 Fund—I Class	None	None
Retirement Blend 2010 Fund	None	None
Retirement Blend 2010 Fund—I Class	None	None
Retirement Blend 2015 Fund	None	None
Retirement Blend 2015 Fund—I Class	None	None
Retirement Blend 2020 Fund	None	None
Retirement Blend 2020 Fund—I Class	None	None
Retirement Blend 2025 Fund	None	None
Retirement Blend 2025 Fund—I Class	None	None
Retirement Blend 2030 Fund	None	None
Retirement Blend 2030 Fund—I Class	None	None
Retirement Blend 2035 Fund	None	None
Retirement Blend 2035 Fund—I Class	None	None
Retirement Blend 2040 Fund	None	None
Retirement Blend 2040 Fund—I Class	None	None
Retirement Blend 2045 Fund	None	None
Retirement Blend 2045 Fund—I Class	None	None
Retirement Blend 2050 Fund	None	None
Retirement Blend 2050 Fund—I Class	None	None
Retirement Blend 2055 Fund	None	None
Retirement Blend 2055 Fund—I Class	None	None
Retirement Blend 2060 Fund	None	None
Retirement Blend 2060 Fund—I Class	None	None
Retirement Blend 2065 Fund	None	None
Retirement Blend 2065 Fund—I Class	None	None
Retirement I 2005 Fund—I Class	None	None
Retirement I 2010 Fund—I Class	None	None
Retirement I 2015 Fund—I Class	None	None
Retirement I 2020 Fund—I Class	None	None
Retirement I 2025 Fund—I Class	None	None
Retirement I 2030 Fund—I Class	None	None
Retirement I 2035 Fund—I Class	None	None
Retirement I 2040 Fund—I Class	None	None
Retirement I 2045 Fund—I Class	None	None
Retirement I 2050 Fund—I Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
Retirement I 2055 Fund—I Class	None	None
Retirement I 2060 Fund—I Class	None	None
Retirement I 2065 Fund—I Class	None	None
Retirement Balanced I Fund—I Class	None	None
Retirement Income 2020 Fund	None	None
Science & Technology Fund	None	None
Science & Technology Fund—Advisor Class	None	None
Science & Technology Fund—I Class	None	None
Short Duration Income Fund	None	None
Short Duration Income Fund—I Class	None	None
Short-Term Fund	None	None
Short-Term Bond Fund	None	None
Short-Term Bond Fund—Advisor Class	None	None
Short-Term Bond Fund—I Class	None	None
Short-Term Government Fund	None	None
Small-Cap Index Fund	None	None
Small-Cap Index Fund—I Class	None	None
Small-Cap Index Fund—Z Class	None	None
Small-Cap Stock Fund	None	None
Small-Cap Stock Fund—Advisor Class	None	None
Small-Cap Stock Fund—I Class	None	None
Small-Cap Stock Fund—Z Class	None	None
Small-Cap Value Fund	None	None
Small-Cap Value Fund—Advisor Class	None	None
Small-Cap Value Fund—I Class	None	None
Small-Cap Value Fund—Z Class	None	None
Spectrum Conservative Allocation Fund	None	None
Spectrum Conservative Allocation Fund—I Class	None	None
Spectrum Diversified Equity Fund	None	None
Spectrum Diversified Equity Fund—I Class	None	None
Spectrum Income Fund	None	None
Spectrum Income Fund—I Class	None	None
Spectrum International Equity Fund	None	None
Spectrum International Equity Fund—I Class	None	None
Spectrum Moderate Allocation Fund	None	None
Spectrum Moderate Allocation Fund—I Class	None	None
Spectrum Moderate Growth Allocation Fund	None	None
Spectrum Moderate Growth Allocation Fund—I Class	None	None
Summit Municipal Income Fund	None	None
Summit Municipal Income Fund—Advisor Class	None	None
Summit Municipal Income Fund—I Class	None	None
Summit Municipal Intermediate Fund	None	None
Summit Municipal Intermediate Fund—Advisor Class	None	None
Summit Municipal Intermediate Fund—I Class	None	None
Target 2005 Fund	None	None
Target 2005 Fund—Advisor Class	None	None
Target 2005 Fund—I Class	None	None
Target 2010 Fund	None	None
Target 2010 Fund—Advisor Class	None	None
Target 2010 Fund—I Class	None	None
Target 2015 Fund	None	None
Target 2015 Fund—Advisor Class	None	None
Target 2015 Fund—I Class	None	None
Target 2020 Fund	None	None
Target 2020 Fund—Advisor Class	None	None
Target 2020 Fund—I Class	None	None
Target 2025 Fund	None	None
Target 2025 Fund—Advisor Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
Target 2025 Fund—I Class	None	None
Target 2030 Fund	None	None
Target 2030 Fund—Advisor Class	None	None
Target 2030 Fund—I Class	None	None
Target 2035 Fund	None	None
Target 2035 Fund—Advisor Class	None	None
Target 2035 Fund—I Class	None	None
Target 2040 Fund	None	None
Target 2040 Fund—Advisor Class	None	None
Target 2040 Fund—I Class	None	None
Target 2045 Fund	None	None
Target 2045 Fund—Advisor Class	None	None
Target 2045 Fund—I Class	None	None
Target 2050 Fund	None	None
Target 2050 Fund—Advisor Class	None	None
Target 2050 Fund—I Class	None	None
Target 2055 Fund	None	None
Target 2055 Fund—Advisor Class	None	None
Target 2055 Fund—I Class	None	None
Target 2060 Fund	None	None
Target 2060 Fund—Advisor Class	None	None
Target 2060 Fund—I Class	None	None
Target 2065 Fund	None	None
Target 2065 Fund—Advisor Class	None	None
Target 2065 Fund—I Class	None	None
Tax-Efficient Equity Fund	None	None
Tax-Efficient Equity Fund—I Class	None	None
Tax-Exempt Money Fund	None	None
Tax-Exempt Money Fund—I Class	None	None
Tax-Free High Yield Fund	None	None
Tax-Free High Yield Fund—Advisor Class	None	None
Tax-Free High Yield Fund—I Class	None	None
Tax-Free Income Fund	None	None
Tax-Free Income Fund—Advisor Class	None	None
Tax-Free Income Fund—I Class	None	None
Tax-Free Short-Intermediate Fund	None	None
Tax-Free Short-Intermediate Fund—Advisor Class	None	None
Tax-Free Short-Intermediate Fund—I Class	None	None
Total Equity Market Index Fund	None	None
Total Return Fund	None	None
Total Return Fund—Advisor Class	None	None
Total Return Fund—I Class	None	None
Treasury Reserve Fund	None	None
U.S. Equity Research Fund	None	None
U.S. Equity Research Fund—Advisor Class	None	None
U.S. Equity Research Fund—I Class	None	None
U.S. Equity Research Fund—R Class	None	None
U.S. Equity Research Fund—Z Class	None	None
U.S. High Yield Fund	None	None
U.S. High Yield Fund—Advisor Class	None	None
U.S. High Yield Fund—I Class	None	None
U.S. Large-Cap Core Fund	None	None
U.S. Large-Cap Core Fund—Advisor Class	None	None
U.S. Large-Cap Core Fund—I Class	None	None
U.S. Large-Cap Core Fund—Z Class	None	None
U.S. Limited Duration TIPS Index Fund	None	None
U.S. Limited Duration TIPS Index Fund—I Class	None	None
U.S. Limited Duration TIPS Index Fund—Z Class	None	None

Aggregate Holdings, All Price Funds	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
U.S. Treasury Intermediate Index Fund	None	None
U.S. Treasury Intermediate Index Fund—I Class	None	None
U.S. Treasury Intermediate Index Fund—Z Class	None	None
U.S. Treasury Long-Term Index Fund	None	None
U.S. Treasury Long-Term Index Fund—I Class	None	None
U.S. Treasury Long-Term Index Fund—Z Class	None	None
U.S. Treasury Money Fund	$1–$10,000	Over $100,000
U.S. Treasury Money Fund—I Class	None	None
U.S. Treasury Money Fund—Z Class	None	None
Ultra Short-Term Bond Fund	None	None
Ultra Short-Term Bond Fund—I Class	None	None
Value Fund	None	None
Value Fund—Advisor Class	None	None
Value Fund—I Class	None	None
Value Fund—Z Class	None	None
Virginia Tax-Free Bond Fund	None	None
Virginia Tax-Free Bond Fund—I Class	None	None

Portfolio Managers’ Holdings in the Price Funds

The following tables set forth ranges of holdings for each Price Fund’s portfolio manager. Each portfolio manager serves as chair of the applicable fund’s Investment Advisory Committee and has day-to-day responsibility for managing the fund and executing the fund’s investment program. Portfolio managers are encouraged to invest in the funds they manage to align their interests with those of fund shareholders. Exceptions may arise when, for example, tax considerations, jurisdictional constraints or the nature of the fund make the investment inappropriate for the portfolio manager. The column titled “Range of Fund Holdings as of Fund’s Fiscal Year” shows the dollar range of shares beneficially owned (including shares held through the T. Rowe Price 401(k) plan and other T. Rowe Price retirement plans or deferred compensation plans) in the fund for which he or she serves as portfolio manager, as of the end of that fund’s most recent fiscal year. The column titled “Range of Holdings in Investment Strategy as of Fund’s Fiscal Year” shows the dollar range of shares beneficially owned (including shares or units held through the T. Rowe Price 401(k) plan and other T. Rowe Price retirement plans or deferred compensation plans) in the fund, as well as all investment portfolios that are managed by the same portfolio manager and have investment objectives, policies, and strategies that are substantially similar to those of the fund. Substantially similar portfolios may include other Price Funds, such as institutional funds, T. Rowe Price common trust funds, and non-U.S. pooled investment vehicles, such as Société d’Investissement à Capital Variable Funds (SICAVs). The range of holdings for all investment portfolios within the investment strategy is provided as of the end of the fund’s most recent fiscal year, regardless of the fiscal years of the other investment portfolios.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Africa & Middle East Fund	Oluwaseun Oyegunle	None	$50,001-$100,000
All-Cap Opportunities Fund	Justin P. White	Over $1,000,000	Over $1,000,000
Asia Opportunities Fund	Jihong Min Eric C. Moffett	None Over $1,000,000	None Over $1,000,000
Balanced Fund	Charles M. Shriver Toby M. Thompson	$100,001-$500,000 $100,001-$500,000	$100,001-$500,000 $500,001-$1,000,000
Blue Chip Growth Fund	Paul D. Greene II	(b)	(b)
Capital Appreciation Fund	David R. Giroux	Over $1,000,000	Over $1,000,000
Cash Reserves Fund	Douglas D. Spratley	$10,001-$50,000	$10,001-$50,000
China Evolution Equity Fund	Wenli Zheng	Over $1,000,000	Over $1,000,000
Communications & Technology Fund	James Stillwagon	None	$100,001-$500,000

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Corporate Income Fund	Steven E. Boothe Lauren T. Wagandt	None None	None None
Credit Opportunities Fund	Rodney M. Rayburn	$100,001-$500,000	Over $1,000,000
Diversified Mid-Cap Growth Fund	Donald J. Peters	Over $1,000,000	Over $1,000,000
Dividend Growth Fund	Thomas J. Huber	$500,001-$1,000,000	Over $1,000,000
Dynamic Credit Fund	Saurabh Sud	$100,001-$500,000	$100,001-$500,000
Dynamic Global Bond Fund	Arif Husain	None	$100,001-$500,000
Emerging Europe Fund	Ulle Adamson	None	None
Emerging Markets Bond Fund	Samy B. Muaddi	$100,001-$500,000	$100,001-$500,000
Emerging Markets Corporate Bond Fund	Samy B. Muaddi Siby Thomas	$500,001-$1,000,000 $100,001-$500,000	$500,001-$1,000,000 $100,001-$500,000
Emerging Markets Discovery Stock Fund	Ernest C. Yeung	Over $1,000,000	Over $1,000,000
Emerging Markets Local Currency Bond Fund	Andrew J. Keirle	$10,001-$50,000	$100,001-$500,000
Emerging Markets Stock Fund	Eric C. Moffett	None	None
Equity Income Fund	John D. Linehan	Over $1,000,000	Over $1,000,000
Equity Index 500 Fund	Neil Smith	(c)	(c)
European Stock Fund	Tobias Fabian Mueller	None	$50,001-$100,000
Extended Equity Market Index Fund	Neil Smith	(c)	(c)
Financial Services Fund	Matthew J. Snowling	(d)	(d)
Floating Rate Fund	Paul M. Massaro	$100,001-$500,000	$100,001-$500,000
Global Allocation Fund	Charles M. Shriver Toby M. Thompson	Over $1,000,000 $100,001-$500,000	Over $1,000,000 $100,001-$500,000
Global Consumer Fund	Weijie (Vivian) Si	(e)	(e)
Global Growth Stock Fund	Robert Scott Berg	Over $1,000,000	Over $1,000,000
Global High Income Bond Fund	Michael F. Connelly Michael Della Vedova Samy B. Muaddi	$1–$10,000 None $500,001-$1,000,000	Over $1,000,000 $100,001-$500,000 $500,001-$1,000,000
Global Impact Equity Fund	Harishankar Balkrishna	None	None
Global Industrials Fund	Jason Adams	None	None
Global Multi-Sector Bond Fund	Kenneth Antony Orchard	None	$100,001-$500,000
Global Real Estate Fund	Jai Kapadia	None	None
Global Stock Fund	David J. Eiswert	Over $1,000,000	Over $1,000,000
Global Technology Fund	Alan Tu	$500,001-$1,000,000	$500,001-$1,000,000
Global Value Equity Fund	Sebastien Mallet	None	Over $1,000,000
GNMA Fund	Keir R. Joyce	$50,001-$100,000	$50,001-$100,000
Government Money Fund	Douglas D. Spratley	None	None
Growth Stock Fund	Joseph B. Fath	None	Over $1,000,000
Health Sciences Fund	Ziad Bakri	$100,001-$500,000	$500,001-$1,000,000
High Yield Fund	Rodney M. Rayburn	None	None
Inflation Protected Bond Fund	Michael K. Sewell	$10,001-$50,000	$10,001-$50,000
Institutional Emerging Markets Bond Fund	Samy B. Muaddi	None	$100,001-$500,000
Institutional Emerging Markets Equity Fund	Eric C. Moffett	None	None

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Institutional Floating Rate Fund	Paul M. Massaro	$100,001-$500,000	$100,001-$500,000
Institutional High Yield Fund	Rodney M. Rayburn	None	None
Institutional International Disciplined Equity Fund	Federico Santilli	None	$500,001–$1,000,000
Institutional Large-Cap Core Growth Fund	Paul D. Greene II	(b)	(b)
Institutional Long Duration Credit Fund	Robert M. Larkins	None	None
Institutional Mid-Cap Equity Growth Fund	Brian W.H. Berghuis	Over $1,000,000	Over $1,000,000
Institutional Small-Cap Stock Fund	Francisco Alonso	Over $1,000,000	Over $1,000,000
Intermediate Tax-Free High Yield Fund	James M. Murphy	$100,001-$500,000	$100,001-$500,000
International Bond Fund	Arif Husain Kenneth Antony Orchard	None None	None $50,001-$100,000
International Bond Fund (USD Hedged)	Arif Husain Kenneth Antony Orchard	None None	None None
International Disciplined Equity Fund	Federico Santilli	None	$500,001–$1,000,000
International Discovery Fund	Benjamin Griffiths	None	$100,001–$500,000
International Equity Index Fund	Neil Smith	None	None
International Stock Fund	Richard N. Clattenburg	None	$100,001–$500,000
International Value Equity Fund	Colin McQueen	None	None
Japan Fund	Archibald Ciganer Albeniz	None	None
Large-Cap Growth Fund	Taymour R. Tamaddon	Over $1,000,000	Over $1,000,000
Large-Cap Value Fund	Mark S. Finn John D. Linehan Heather K. McPherson (f) Gabriel Solomon	$500,001–$1,000,000 $500,001–$1,000,000 Over $1,000,000 (f)	$500,001–$1,000,000 Over $1,000,000 Over $1,000,000 (f)
Latin America Fund	Verena Wachnitz	$100,001–$500,000	$100,001–$500,000
Limited Duration Inflation Focused Bond Fund	Michael K. Sewell	$10,001-$50,000	$10,001-$50,000
Mid-Cap Growth Fund	Brian W.H. Berghuis	Over $1,000,000	Over $1,000,000
Mid-Cap Value Fund	David J. Wallack (g)	None	Over $1,000,000
Multi-Strategy Total Return Fund	Richard de los Reyes Stefan Hubrich	Over $1,000,000 $500,001–$1,000,000	Over $1,000,000 $500,001–$1,000,000
New Asia Fund	Anh Thi Lu	None	Over $1,000,000
New Era Fund	Shinwoo Kim	(h)	(h)
New Horizons Fund	Joshua K. Spencer	None	Over $1,000,000
New Income Fund	Stephen L. Bartolini	$500,001–$1,000,000	$500,001–$1,000,000
Overseas Stock Fund	Raymond A. Mills	None	Over $1,000,000
QM Global Equity Fund	David Corris Jordan S. Pryor	(i) (j)	(i) (j)
QM U.S. Bond Index Fund	Robert M. Larkins	$10,001–$50,000	$10,001–$50,000
QM U.S. Small & Mid-Cap Core Equity Fund	David Corris Prashant G. Jeyaganesh Vidya Kadiyam	(i) $10,001-$50,000 None	(i) $10,001-$50,000 None
QM U.S. Small-Cap Growth Equity Fund	Sudhir Nanda	$100,001–$500,000	$100,001–$500,000

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
QM U.S. Value Equity Fund	David Corris Prashant G. Jeyaganesh Vidya Kadiyam	(k) (k) (k)	(k) (k) (k)
Real Assets Fund	Richard Coghlan Christopher Faulkner-MacDonagh	$10,001-$50,000 None	$50,001–$100,000 $10,001-$50,000
Real Estate Fund	Nina P. Jones	$100,001–$500,000	$100,001–$500,000
Science & Technology Fund	Kennard W. Allen	$500,001–$1,000,000	$500,001-$1,000,000
Short Duration Income Fund	Steven M. Kohlenstein Cheryl A. Mickel	$50,001-$100,000 $500,001–$1,000,000	$50,001-$100,000 $500,001–$1,000,000
Short-Term Bond Fund	Michael F. Reinartz	$100,001-$500,000	$100,001-$500,000
Small-Cap Stock Fund	Francisco Alonso	None	Over $1,000,000
Small-Cap Value Fund	John David Wagner	$100,001–$500,000	Over $1,000,000
Spectrum Conservative Allocation Fund	Charles M. Shriver Toby M. Thompson	$100,001-$500,000 $100,001-$500,000	$100,001-$500,000 $100,001-$500,000
Spectrum Diversified Equity Fund	Charles M. Shriver Toby M. Thompson	$100,001-$500,000 None	$100,001-$500,000 None
Spectrum Income Fund	Charles M. Shriver Toby M. Thompson	$100,001-$500,000 None	$500,001-$1,000,000 None
Spectrum International Equity Fund	Charles M. Shriver Toby M. Thompson	$100,001-$500,000 $50,001-$100,000	$500,001-$1,000,000 $50,001-$100,000
Spectrum Moderate Allocation Fund	Charles M. Shriver Toby M. Thompson	$100,001-$500,000 None	$100,001-$500,000 $100,001-$500,000
Spectrum Moderate Growth Allocation Fund	Charles M. Shriver Toby M. Thompson	$100,001-$500,000 $100,001-$500,000	$100,001-$500,000 $100,001-$500,000
Summit Municipal Income Fund	Konstantine B. Mallas	$100,001–$500,000	Over $1,000,000
Summit Municipal Intermediate Fund	Charles B. Hill	Over $1,000,000	Over $1,000,000
Tax-Efficient Equity Fund	Donald J. Peters	Over $1,000,000	Over $1,000,000
Tax-Exempt Money Fund	Douglas D. Spratley	None	None
Tax-Free High Yield Fund	James M. Murphy	$100,001–$500,000	$100,001–$500,000
Tax-Free Income Fund	Konstantine B. Mallas	Over $1,000,000	Over $1,000,000
Tax-Free Short-Intermediate Fund	Charles B. Hill	$10,001–$50,000	$10,001–$50,000
Total Equity Market Index Fund	Neil Smith	(c)	(c)
Total Return Fund	Christopher P. Brown Anna Alexandra Dreyer	$100,001-$500,000 $100,001-$500,000	$100,001-$500,000 $100,001-$500,000
U.S. Equity Research Fund	Ann M. Holcomb Jason Nogueira Jason Benjamin Polun	$100,001-$500,000 (l) None	Over $1,000,000 (l) Over $1,000,000
U.S. High Yield Fund	Kevin Patrick Loome	$500,001–$1,000,000	$500,001–$1,000,000
U.S. Large-Cap Core Fund	Jeffrey Rottinghaus (m)	Over $1,000,000	Over $1,000,000
U.S. Limited Duration TIPS Index Fund	Michael K. Sewell	None	None
U.S. Treasury Intermediate Index Fund	Brian J. Brennan Michael K. Sewell	$10,001-$50,000 (n)	$10,001-$50,000 (n)
U.S. Treasury Long-Term Index Fund	Brian J. Brennan Michael K. Sewell	$50,001-$100,000 (n)	$50,001-$100,000 (n)
U.S. Treasury Money Fund	Douglas D. Spratley	None	None
Ultra Short-Term Bond Fund	Alexander S. Obaza	$50,001-$100,000	$50,001-$100,000
Value Fund	Mark S. Finn	Over $1,000,000	Over $1,000,000

(a) See table beginning on page 15 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 15.

(b) Effective October 1, 2021, Paul D. Greene II succeeded Larry J. Puglia as portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(c) Effective January 1, 2022, Neil Smith replaced Alexa M. Gagliardi as portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(d) Effective October 1, 2021, Matthew J. Snowling became sole portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(e) Effective October 1, 2021, Weijie (Vivian) Si became sole portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(f) Effective October 1, 2021, Gabriel Solomon became co-portfolio manager of the fund. Therefore, the range of holdings is not yet available. Effective April 1, 2022, Heather McPherson will step down as co-portfolio manager of the fund.

(g) Effective June 1, 2022, Vincent Michael DeAugustino will replace David J. Wallack as portfolio manager of the fund.

(h) Effective September 1, 2021, Shinwoo Kim became sole portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(i) Effective November 1, 2021, David Corris became co-portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(j) Effective November 1, 2021, Jordan S. Pryor became co-portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(k) Effective January 1, 2022, David Corris, Prashant G. Jeyagnesh, and Vidya Kadiyam replaced Farris Shuggi as co-portfolio managers of the fund. Therefore, the range of holdings is not yet available.

(l) Effective October 1, 2021, Jason Nogueira replaced Joshua Nelson and Thomas H. Watson as co-portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(m) Effective April 1, 2022, Mr. Shawn T. Driscoll will succeed Jeff Rottinghaus as portfolio manager of the fund.

(n) Effective January 1, 2022, Michael K. Sewell became co-portfolio manager of the fund. Therefore, the range of holdings is not yet available. Effective September 30, 2022, Brian J. Brennan will step down as co-portfolio manager of the fund.

The following funds are generally designed to be sold to persons residing in the state referenced in the fund’s name. Since the portfolio managers of the state tax-free funds reside in Maryland, they do not typically invest in funds designed to provide tax benefits for residents of other states.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
California Tax-Free Bond Fund	Austin Applegate	None	$100,001–$500,000
Georgia Tax-Free Bond Fund	Hugh D. McGuirk Timothy G. Taylor	None None	$500,001–$1,000,000 $10,001–$50,000
Maryland Short-Term Tax-Free Bond Fund	Charles B. Hill	$10,001–$50,000	$10,001–$50,000
Maryland Tax-Free Bond Fund	Hugh D. McGuirk Timothy G. Taylor	$500,001–$1,000,000 $10,001–$50,000	$500,001–$1,000,000 $10,001–$50,000
Maryland Tax-Free Money Fund	Douglas D. Spratley	None	None
New Jersey Tax-Free Bond Fund	Konstantine B. Mallas	None	$100,001–$500,000
New York Tax-Free Bond Fund	Konstantine B. Mallas	None	$100,001–$500,000
Virginia Tax-Free Bond Fund	Hugh D. McGuirk Timothy G. Taylor	None None	$500,001–$1,000,000 $10,001–$50,000

(a) See table beginning on page 15 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 15.

The following Target Date Funds are designed to provide a diversified portfolio that becomes more conservative over time based on an expected retirement year.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Retirement 2005 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2010 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2015 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2020 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2025 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Retirement 2030 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2035 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None $50,001-$100,000	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2040 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None $100,001–$500,000	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2045 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	$500,001–$1,000,000 None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2050 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2055 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2060 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement 2065 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement Balanced Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement Blend 2005 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2010 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2015 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2020 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2025 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2030 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2035 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2040 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2045 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2050 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2055 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Retirement Blend 2060 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement Blend 2065 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	(b) (b) (b)	(b) (b) (b)
Retirement I 2005 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2010 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2015 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2020 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2025 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2030 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2035 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2040 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2045 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2050 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2055 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2060 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement I 2065 Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement Balanced I Fund—I Class	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Retirement Income 2020 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	Over $1,000,000 Over $1,000,000 Over $1,000,000
Target 2005 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2010 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2015 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Target 2020 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2025 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2030 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2035 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2040 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2045 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2050 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2055 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2060 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None
Target 2065 Fund	Kimberly E. DeDominicis Andrew G. Jacobs Van Merlen Wyatt A. Lee	None None None	None None None

(a) See table beginning on page 15 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 15.

(b) The fund incepted on July 26, 2021; therefore, the range of fund holdings is not yet available.

The following funds are not available for direct purchase by members of the public. Therefore, the portfolio manager is not permitted to invest directly in the fund.

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Emerging Markets Corporate Multi-Sector Account Portfolio	Samy B. Muaddi Siby Thomas	None None	$500,001–$1,000,000 $100,001–$500,000
Emerging Markets Local Multi-Sector Account Portfolio	Andrew J. Keirle	None	$100,001–$500,000
Floating Rate Multi-Sector Account Portfolio	Stephen M. Finamore	None	None
Government Reserve Fund	Douglas D. Spratley	None	None
High Yield Multi-Sector Account Portfolio	Michael F. Connelly	None	None
Investment-Grade Corporate Multi-Sector Account Portfolio	Steven E. Boothe	None	None
Mid-Cap Index Fund	Neil Smith	(b)	(b)
Mortgage-Backed Securities Multi-Sector Account Portfolio	Keir R. Joyce	None	None
Short-Term Fund	Douglas D. Spratley	None	None
Short-Term Government Fund	Douglas D. Spratley	None	None

Fund	Portfolio Manager	Range of Fund Holdings as of Fund’s Fiscal Year[a]	Range of Holdings in Investment Strategy as of Fund’s Fiscal Year[a]
Small-Cap Index Fund	Neil Smith	(b)	(b)
Transition Fund	Matthew W. Novak Bradley R. Raglin	(c) (c)	(c) (c)
Treasury Reserve Fund	Douglas D. Spratley	None	None

(a) See table beginning on page 15 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year is updated concurrently with each fund’s prospectus date as shown in the table beginning on page 15.

(b) Effective January 1, 2022, Neil Smith replaced Alexa M. Gagliardi as portfolio manager of the fund. Therefore, the range of holdings is not yet available.

(c) Effective October 29, 2021, Matthew W. Novak and Bradley R. Raglin became co-portfolio managers of the fund. Therefore, the range of holdings is not yet available.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, Price International, and Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered and is especially important for the Tax-Efficient Equity Fund.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the Price Funds) managed by the portfolio manager.

Assets Under Management

The following table sets forth the number and total assets of the registered investment companies, other pooled investment vehicles and other accounts managed by the Price Funds’ portfolio managers as of the most recent fiscal year-end of the funds they manage, unless otherwise indicated. All of the assets of the funds that have multiple portfolio managers are shown as being allocated to all co-portfolio managers of those funds. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Jason Adams	1	$290,098,708	0	—	0	—
Ulle Adamson	1	102,033,730	0	—	0	—
Archibald Ciganer Albeniz	1	1,015,682,786	11	$4,659,735,470	1	$588,043,788
Kennard W. Allen	4	10,604,064,962	1	13,158,823	0	—
Francisco Alonso	5	18,312,564,861	3	3,905,970,974	2	677,082,373
Austin Applegate	1	697,160,987	0	—	7	780,766,182
Malik Sarmad Asif	5	14,471,416,299	14	15,530,642,214	3	323,715,422
Ziad Bakri	7	21,528,689,801	0	—	0	—
Harishankar Balkrishna	1	20,109,651	3	15,332,472	0	—
Stephen L. Bartolini	3	29,861,091,005	4	11,933,644,355	0	—
Peter J. Bates	0	—	1	6,973,374	0	—
Robert Scott Berg	1	1,679,877,278	21	18,288,230,544	1	2,666,690,330
Brian W.H. Berghuis	10	67,338,844,264	2	5,808,932,331	6	2,392,335,636
Steven E. Boothe	3	956,284,334	10	9,034,552,158	1	429,992,076
Brian J. Brennan	3	4,595,604,047	9	6,239,292,237	1	1,033,203,189
Christopher P. Brown	1	586,515,487	0	—	3	830,480,304
Richard N. Clattenburg	5	16,883,158,610	3	10,257,466,991	0	—
Richard Coghlan	2	3,735,847,006	1	2,463,002,984	0	—
Michael F. Connelly	2	251,851,210	3	2,067,344,980	1	37,547,442
David Corris (a)	—	—	—	—	—	—
Kimberly E. DeDominicis	61	193,564,532,940	129	223,608,437,888	0	—
Richard de los Reyes	4	10,111,844,268	1	41,846,118	0
Michael Della Vedova	1	204,857,134	7	2,050,716,524	0	—
Anna Alexandra Dreyer	1	1,173,030,974	0	—	0	—
David J. Eiswert	1	8,089,544,985	45	31,631,887,409	5	5,192,851,574
Joseph B. Fath	13	94,558,064,124	6	27,963,288,557	8	3,184,981,117
Christopher Faulkner—MacDonagh	6	12,503,629,668	1	2,463,002,984	1	2,696,764
Stephen M. Finamore	1	27,626,102	1	1,112,094,474	0	—
Mark S. Finn	11	50,689,752,355	15	32,306,559,159	22	6,077,504,101
David R. Giroux	7	70,007,021,375	1	565,620,593	0	—
Paul D. Greene II (b)	—	—	—	—	—	—
Benjamin Griffiths	1	10,836,542,736	4	1,861,768,055	4	481,694,548
Charles B. Hill	3	9,315,164,993	2	224,924,638	6	1,494,479,698
Ann M. Holcomb	2	16,271,494,524	10	5,975,098,790	19	14,258,617,131
Thomas J. Huber	3	19,886,515,103	0	—	5	350,411,412
Stefan Hubrich	1	453,534,791	0	—	0	—
Arif Husain	4	12,707,008,892	20	10,643,992,375	1	803,898,544
Andrew G. Jacobs Van Merlen	61	193,564,532,940	64	191,704,339,887	8	554,053
Prashant G. Jeyaganesh	1	147,705,548	0	—	0	—
Nina P. Jones	2	1,440,030,001	1	6,045,447	0	—
Keir R. Joyce	2	1,284,489,548	0	—	0	—
Vidya Kadiyam	1	147,705,548	0	—	0	—
Jai Kapadia	2	3,719,618,586	2	2,469,048,431	0	—
Andrew J. Keirle	2	523,437,070	1	134,835,504	1	76,090,565
Shinwoo Kim (c)	—	—	—	—	—	—

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Steven M. Kohlenstein	1	43,163,215	0	—	0	—
Robert M. Larkins	3	1,634,650,764	11	4,351,891,892	4	622,616,862
Wyatt A. Lee	56	176,878,513,897	58	192,811,904,623	0	—
John D. Linehan	18	39,459,517,389	18	15,768,951,826	26	6,442,191,905
Kevin Patrick Loome	4	1,817,585,591	3	554,570,901	0	—
Anh Thi Lu	1	4,156,370,379	4	2,030,882,267	0	—
Navneesh Malhan	1	147,705,548	0	—	0	—
Konstantine B. Mallas	6	7,349,901,980	1	57,718,658	5	19,687,203
Sebastien Mallet	1	27,456,566	3	727,951,163	0	—
Paul M. Massaro	2	8,199,814,553	11	3,100,022,345	8	3,943,990,947
Hugh D. McGuirk	3	4,757,455,511	0	—	14	810,952,257
Heather K. McPherson	6	12,831,799,108	9	2,473,462,128	18	4,619,266,723
Colin McQueen	2	14,074,837,941	1	11,220,058,326	0	—
Cheryl A. Mickel	1	43,163,215	8	14,196,343,639	1	136,580,268
Raymond A. Mills	6	25,182,771,470	2	11,133,369,484	3	1,584,480,552
Jihong Min	1	246,852,347	5	1,136,846,687	0	—
Eric C. Moffett	6	14,718,268,646	17	16,484,846,153	3	323,715,422
Samy B. Muaddi	13	33,960,375,432	14	6,899,237,836	1	37,479,486
Tobias Fabian Mueller	1	1,348,291,733	7	385,862,845	1	455,410,836
James M. Murphy	3	6,384,581,946	0	—	0	—
Sudhir Nanda	5	13,125,479,817	3	385,971,048	1	159,721,005
Jason Nogueira	1	88,052,521	0	—	0	—
Matthew W. Novak (d)	—	—	—	—	—	—
Alexander S. Obaza	1	5,024,413,093	0	—	0	—
Kenneth Antony Orchard	3	7,788,849,704	9	5,440,960,723	0	—
Oluwaseun Oyegunle	1	101,337,981	1	4,455,613	1	593,364
Donald J. Peters	6	6,356,579,933	2	4,497,460	11	2,659,994,668
Jason Benjamin Polun	4	16,401,151,124	10	14,201,031,036	20	14,266,816,120
Jordan S. Pryor (a)	—	—	—	—	—	—
Bradley R. Raglin (d)	—	—	—	—	—	—
Rodney M. Rayburn	6	11,821,096,956	2	4,942,390,718	0	—
Michael F. Reinartz	7	10,711,893,037	2	13,848,759,816	3	962,493,975
Jeffrey Rottinghaus	4	6,675,107,315	8	5,243,343,251	1	2,932,312
Federico Santilli	2	882,926,577	0	—	1	2,073,794
Michael K. Sewell	4	22,385,896,948	2	6,125,398,191	0	—
Charles M. Shriver	14	54,146,880,259	25	10,164,979,590	14	272,976,535
Farris G. Shuggi	1	20,929,138	0	—	1	12,059,888
Weijie (Vivian) Si (e)	—	—	—	—	—	—
Neil Smith	1	730,040,757	2	1,675,089,539	0	—
Matthew J. Snowling (e)	—	—	—	—	—	—
Gabriel Solomon	1	828,901,309	0	—	0	—
Joshua K. Spencer	2	39,116,949,816	2	4,993,855,239	8	3,266,005,147
Douglas D. Spratley	10	58,466,424,577	3	13,555,339,796	3	812,082,494
James Stillwagon	2	12,288,937,141	0	—	0	—
Saurabh Sud	1	50,592,075	1	25,632,847	0	—
Taymour R. Tamaddon	6	31,283,974,665	33	34,267,530,578	39	12,920,681,243

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Timothy G. Taylor	3	4,757,455,511	0	—	0	—
Siby Thomas	2	529,416,863	2	1,207,306,072	—	—
Toby M. Thompson	9	24,608,674,452	27	9,458,100,349	22	269,845,996
Alan Tu	2	9,809,296,983	5	6,098,652,974	4	2,994,319,060
Verena Wachnitz	1	396,096,097	0	—	0	—
Lauren T. Wagandt	1	782,347,809	6	7,753,833,245	1	429,992,076
John David Wagner	5	12,331,663,178	3	4,056,801,037	2	319,023,690
David J. Wallack	5	15,383,124,087	1	4,818,028,673	1	15,994,155
Justin P. White	3	8,217,961,568	0	—	0	—
Ernest C. Yeung	3	4,337,408,347	4	3,631,318,520	0	—
Wenli Zheng	2	10,922,328,470	4	1,803,607,063	5	551,854,144

(a) The individual assumed co-portfolio management responsibilities of a mutual fund on November 1, 2021. The information on other managed accounts is not yet available.

(b) The individual assumed portfolio management responsibilities of a mutual fund on October 1, 2021. The information on other managed accounts is not yet available.

(c) The individual assumed co-portfolio management responsibilities of a mutual fund on June 1, 2021 and sole portfolio manager responsibilities on September 1, 2021. The information on other managed accounts is not yet available.

(d) The individual assumed co-portfolio management responsibilities of a mutual fund on October 29, 2021. The information on other managed accounts is not yet available.

(e) The individual assumed co-portfolio management responsibilities of a mutual fund on July 1, 2021 and sole portfolio manager responsibilities on October 1, 2021. The information on other managed accounts is not yet available.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the “Portfolio Transactions” section of this SAI for more information about our brokerage and trade allocation policies.

The Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price acts as subadvisor to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The Price Funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the Price Funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the Price Funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.

Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2021, none of the independent directors or their immediate family members owned beneficially or of record any securities of T. Rowe Price (the Price Funds’ investment adviser), Investment Services (the Price Funds’ distributor), or any person controlling, controlled by, or under common control with T. Rowe Price or Investment Services.

As of January 31, 2022, the directors and executive officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund, except as shown in the following table.

Fund	%
China Evolution Equity Fund	7.8
Credit Opportunities Fund	1.9
Dynamic Credit Fund	2.8
Global Impact Equity Fund	3.3
Global Value Equity Fund	2.5
Intermediate Tax-Free High Yield Fund	5.6
Maryland Short-Term Tax-Free Bond Fund	2.8
QM Global Equity Fund	1.7
Short Duration Income Fund	5.1

As of January 31, 2022, the following shareholders of record owned more than 5% of the outstanding shares of the indicated funds and/or classes.

2/28 Fiscal Year Funds

FUND	SHAREHOLDER	%
CALIFORNIA TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	7.79
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
	211 MAIN STREET
	SAN FRANCISCO CA 94105-1905

	CHARLES SCHWAB & CO INC	6.17
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	21.88
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	499 WASHINGTON BLVD FL 5
	JERSEY CITY NJ 07310-2010
CALIFORNIA TAX-FREE BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	9.35
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	S KENNETH LEECH	6.33
	EILEEN STUECK LEECH JT TEN

	SEI PRIVATE TRUST COMPANY	11.02
	C/O MELLON BANK
	1 FREEDOM VALLEY DR
	OAKS PA 19456-9989

	SEI PRIVATE TRUST COMPANY	6.35
	C/O BNY MELLON
	ATTN MUTUAL FUND ADMIN

FUND	SHAREHOLDER	%
FLOATING RATE MULTI-SECTOR ACCOUNT PORTFOLIO	BALTIMORE EQUITABLE SOCIETY	10.44
	ATTN MARY HARLEE
	100 N CHARLES ST STE 640
	BALTIMORE MD 21201-3808

	GENERAL DYNAMICS CORP 401K	35.13(a)
	PLAN MASTER TRUST CP
	2941 FAIRVIEW PARK DR STE 100
	FALLS CHURCH VA 22042-4541

	ILLINOIS STUDENT ASSISTANCE	5.85
	COMMISSION
	ATTN ROGER ROJAS
	1755 LAKE COOK RD
	DEERFIELD IL 60015-5209

	T ROWE PRICE ASSOCIATES	25.07(b)
	ATTN FINANCIAL REPORTING DEPT
	100 PRATT ST
	BALTIMORE MD 21202-1009

	XCEL ENERGY INC.	23.52
	ATTN GREG ZICK
	414 NICOLLET MALL
	MINNEAPOLIS MN 55401-1993
GEORGIA TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	10.62
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	18.84
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	UNITED BANK - CASH/REINVEST	6.23
	315 THOMASTON STREET
	P O BOX 160
	BARNESVILLE GA 30204-0160
GEORGIA TAX-FREE BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	15.17
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	5.04
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SEI PRIVATE TRUST COMPANY	59.20(a)
	C/O TRUST

FUND	SHAREHOLDER	%
HIGH YIELD MULTI-SECTOR ACCOUNT PORTFOLIO	BALTIMORE EQUITABLE SOCIETY	5.41
	ATTN MARY HARLEE

	GENERAL DYNAMICS CORP 401K	71.60(a)
	PLAN MASTER TRUST CP

	ILLINOIS STUDENT ASSISTANCE	11.36
	COMMISSION
	ATTN ROGER ROJAS

	T ROWE PRICE ASSOCIATES	11.63
	ATTN FINANCIAL REPORTING DEPT
INTERMEDIATE TAX-FREE HIGH YIELD FUND	CHARLES SCHWAB & CO INC	15.75
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	T ROWE PRICE ASSOCIATES	31.67(b)
	ATTN FINANCIAL REPORTING DEPT
INTERMEDIATE TAX-FREE HIGH YIELD FUND—	LPL FINANCIAL	67.42(a)
ADVISOR CLASS	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING
	4707 EXECUTIVE DR
	SAN DIEGO CA 92121-3091

	T ROWE PRICE ASSOCIATES	27.93(b)
	ATTN FINANCIAL REPORTING DEPT
INTERMEDIATE TAX-FREE HIGH YIELD FUND—I CLASS	CHARLES BLAKE HILL	5.81
	EUGENIA N HILL JT TEN

	CHARLES SCHWAB & CO INC	5.45
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	CINDY PATTERSON	29.91(a)

	EDWARD B ROBERTS	10.07
	NANCY H ROBERTS TRS
	EDWARD B ROBERTS TRUST 2003

	IRA J GINSBERG T O D	8.01

	JACK KELLY PATTERSON G P	11.09
	CYNTHIA T PATTERSON G P
	PATTERSON FAMILY LTD PARTNERSHIP

	NANCY AND DALE RATHER FAMILY LLC	5.00

	ROBERT W SMITH	13.52
	TERESA O SMITH

FUND	SHAREHOLDER	%
INVESTMENT-GRADE CORPORATE MULTI-SECTOR	ALLEN & COMPANY	7.10
ACCOUNT PORTFOLIO	711 5TH AVE FL 9
	NEW YORK NY 10022-3168

	BALTIMORE EQUITABLE SOCIETY	6.85
	ATTN MARY HARLEE

	GENERAL DYNAMICS CORP 401K	75.71(a)
	PLAN MASTER TRUST CP

	ILLINOIS STUDENT ASSISTANCE	10.33
	COMMISSION
	ATTN ROGER ROJAS
MARYLAND SHORT-TERM TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	11.03
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	PERSHING LLC	10.65
	1 PERSHING PLZ
	JERSEY CITY NJ 07399-0002
MARYLAND SHORT-TERM TAX-FREE BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	7.61
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	GARY S TIMME	5.74
	MILDRED A TIMME TEN ENT

	NATIONAL FINANCIAL SERVICES	7.18
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WILLIAM F TIMME	7.39
	THERESA M TIMME JT TEN
MARYLAND TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	6.95
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	12.00
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
MARYLAND TAX-FREE BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	7.12
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	SAXON & CO	17.21
	PO BOX 94597
	CLEVELAND OH 44101-4597

FUND	SHAREHOLDER	%
MARYLAND TAX-FREE MONEY FUND—I CLASS	ARNOLD SAGNER AGENT POA	5.58
	MONICA SAGNER REVOCABLE TRUST

	BARBARA T TICE T O D	16.03

	KEITH A. LEE	14.15

	MARY JOHN MILLER	32.36(a)
	JAMES D MILLER JT TEN

	RICHARD M ALEXANDER	5.53
	EMILY N ALEXANDER JT TEN
MORTGAGE-BACKED SECURITIES MULTI-SECTOR	ALLEN & COMPANY	5.21
ACCOUNT PORTFOLIO
	BALTIMORE EQUITABLE SOCIETY	8.66
	ATTN MARY HARLEE

	GENERAL DYNAMICS CORP 401K	61.57(a)
	PLAN MASTER TRUST CP

	ILLINOIS STUDENT ASSISTANCE	7.11
	COMMISSION
	ATTN ROGER ROJAS

	XCEL ENERGY INC.	17.46
	ATTN GREG ZICK
NEW JERSEY TAX-FREE BOND FUND	NATIONAL FINANCIAL SERVICES	37.47(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW JERSEY TAX-FREE BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	8.09
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	MARJORIE NEWBERGER	5.54

	SAXON & CO	18.67

	SAXON & CO	6.30

	VANGUARD BROKERAGE SERVICES	6.08
	PO BOX 1170
	VALLEY FORGE PA 19482-1170

FUND	SHAREHOLDER	%
NEW YORK TAX-FREE BOND FUND	CHARLES SCHWAB & CO INC	5.11
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	8.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW YORK TAX-FREE BOND FUND—I CLASS	ALICE S ROTHMAN	7.07

	CHARLES SCHWAB & CO INC	17.98
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	CHARLES SCHWAB & CO INC	7.14
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	ROBERT S KAPLAN	5.67
	JAMIE SCHUVAL-KAPLAN JT TEN
TAX-EXEMPT MONEY FUND—I CLASS	EDDIE C BROWN	5.19
	CARMEN S BROWN TRS
	EDDIE C BROWN REVOCABLE TRUST

	JAMES S. RIEPE	10.13

	PETER S WELLES TR	6.14
	PETER S WELLES REV TRUST
TAX-FREE HIGH YIELD FUND	BAND & CO C/O US BANK NA	5.57
	1555 N RIVERCENTER DR STE 302
	MILWAUKEE WI 53212-3958

	GOLDMAN SACHS & CO	16.36
	C/O MUTUAL FUNDS OPS
	222 S MAIN ST
	SALT LAKE CITY UT 84101-2199

	NATIONAL FINANCIAL SERVICES	26.45(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
TAX-FREE HIGH YIELD FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	8.00
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	55.38(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	23.94
TAX-FREE HIGH YIELD FUND—I CLASS	CHARLES SCHWAB & CO INC	10.38
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	22.86
	FOR THE BENEFIT OF CUSTOMERS
	12555 MANCHESTER RD
	SAINT LOUIS MO 63131-3729

	J.P. MORGAN SECURITIES LLC	15.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	4 CHASE METROTECH CTR
	BROOKLYN NY 11245-0003

	MORI & CO	6.29
	922 WALNUT ST
	MAILSTOP TBTS 2
	KANSAS CITY MO 64106-1802
TAX-FREE INCOME FUND	NATIONAL FINANCIAL SERVICES	7.86
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
TAX-FREE INCOME FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	19.84
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	58.14(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	6.77
	OUR CUSTOMERS
	PO BOX 2226
	OMAHA NE 68103-2226

FUND	SHAREHOLDER	%
TAX-FREE INCOME FUND—I CLASS	J.P. MORGAN SECURITIES LLC	11.36
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NATIONAL FINANCIAL SERVICES	32.77(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	SEI PRIVATE TRUST COMPANY	15.83
	C/O M&T BANK
	ATTN MUTUAL FUND ADMINISTRATOR
TAX-FREE SHORT-INTERMEDIATE FUND	CHARLES SCHWAB & CO INC	9.22
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	7.09
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	5.72
	OUR CUSTOMERS

	WELLS FARGO CLEARING SERVICES LLC	27.20(a)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
	2801 MARKET ST
	SAINT LOUIS MO 63103-2523

FUND	SHAREHOLDER	%
TAX-FREE SHORT-INTERMEDIATE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	9.72
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	CITBANCO A PARTNERSHIP	35.65(a)
	529 LAKE AVENUE
	PO BOX 1227
	STORM LAKE IA 50588-1227

	MORGAN STANLEY SMITH BARNEY LLC	11.15
	FOR THE EXCL BENEFIT OF ITS CUST
	1 NEW YORK PLZ FL 12
	NEW YORK NY 10004-1965

	NATIONAL FINANCIAL SERVICES	6.44
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	27.88(a)

	RAYMOND JAMES	5.86
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER
	880 CARILLON PKWY
	ST PETERSBURG FL 33716-1100
TAX-FREE SHORT-INTERMEDIATE FUND—I CLASS	CHARLES SCHWAB & CO INC	14.31
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	CHARLES SCHWAB & CO INC	5.92
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.
(b)

T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Shares owned by T. Rowe Price Associates, Inc. may represent discretionary investments and/or a contribution to the fund at its inception that provided the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates, Inc. may be able to determine the outcome of most issues that were submitted to shareholders for vote.

5/31 Fiscal Year Funds

FUND	SHAREHOLDER	%
CORPORATE INCOME FUND	UBS WM USA	6.12
	SPEC CDY A/C EXL BEN CUSTOMERS
	OF UBSFI
	1000 HARBOR BLVD
	WEEHAWKEN NJ 07086-6761

FUND	SHAREHOLDER	%
CORPORATE INCOME FUND—I CLASS	BAND & CO C/O US BANK NA	12.07

	GREAT-WEST TRUST COMPANY LLC FBO	5.85
	EMPLOYEE BENEFITS CLIENTS 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	JAMES L LAMMIE TR	6.17
	SHIRLEY D LAMMIE REVOCABLE TRUST

	MIKE MANELLI	6.37

	ROBERT W SMITH	6.26
	TERESA O SMITH

	T ROWE PRICE RPS INC	24.17
	FBO TRP PLAN
	T ROWE PRICE CORP INCOME I
CORPORATE INCOME FUND—Z CLASS	SPECTRUM INCOME FUND	100.00(a)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
CREDIT OPPORTUNITIES FUND	T ROWE PRICE ASSOCIATES	15.27
	ATTN FINANCIAL REPORTING DEPT

	TD AMERITRADE INC FBO	6.37
	OUR CUSTOMERS
CREDIT OPPORTUNITIES FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	15.21
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	PERSHING LLC	21.82

	T ROWE PRICE ASSOCIATES	60.87(b)
	ATTN FINANCIAL REPORTING DEPT
CREDIT OPPORTUNITIES FUND—I CLASS	T ROWE PRICE ASSOCIATES	77.84(b)
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	5.30
	FBO TRP PLAN
	TRP CREDIT OPPORTUNITIES I CLASS

FUND	SHAREHOLDER	%
FLOATING RATE FUND	CHARLES SCHWAB & CO INC	11.35
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	5.83
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	15.80
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.20

	TD AMERITRADE INC FBO	6.21
	OUR CUSTOMERS

	UBS WM USA	12.38
	SPEC CDY A/C EXL BEN CUSTOMERS
	OF UBSFI

	WELLS FARGO CLEARING SERVICES LLC	10.09
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
FLOATING RATE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	8.76
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	CITBANCO A PARTNERSHIP	6.82

	NATIONAL FINANCIAL SERVICES	52.84(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	15.47

	TD AMERITRADE INC FBO	7.88
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
FLOATING RATE FUND—I CLASS	CHARLES SCHWAB & CO INC	35.80(c)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	13.64
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PERSHING LLC	10.22

	T ROWE PRICE ASSOCIATES	8.00
	ATTN FINANCIAL REPORTING DEPT

	TD AMERITRADE INC FBO	12.36
	OUR CUSTOMERS
FLOATING RATE FUND—Z CLASS	RETIREMENT I 2020 FUND	5.27
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2025 FUND	6.12
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2030 FUND	5.89
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	12.26
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	11.40
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.98
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	23.92
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
GLOBAL MULTI-SECTOR BOND FUND	CHARLES SCHWAB & CO INC	9.24
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	6.85
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MORGAN STANLEY SMITH BARNEY LLC	8.27
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	9.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RAYMOND JAMES	5.77
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER

	TD AMERITRADE INC FBO	5.64
	OUR CUSTOMERS
GLOBAL MULTI-SECTOR BOND FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	55.70(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	9.40
GLOBAL MULTI-SECTOR BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	38.63(c)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	19.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PERSHING LLC	6.62

FUND	SHAREHOLDER	%
GNMA FUND—I CLASS	CHARLES SCHWAB & CO INC	13.37
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	ESTHER BOEHM	9.59
	RONNY S RETTER TRS
	HOWARD M. BOEHM IRREVOCABLE TRUST

	FAYE L ZABARSKY TR	16.23
	FAYE L ZABARSKY 2017 REV TRUST
	SKYLAND MOUNTAIN

	RICHARD ILLGEN	7.09
	IRENE ROSENFELD ILLGEN JT TEN

	T ROWE PRICE RPS INC	8.83
	FBO TRP PLAN
	TRP GNMA I

	T ROWE PRICE TRUST CO	6.50
	CUST FOR THE IRA OF
	MICHAEL L BOLLIN

	T ROWE PRICE TRUST CO	10.47
	CUST FOR THE ROTH IRA OF
	THOMAS GONG WONG
GNMA FUND—Z CLASS	SPECTRUM INCOME FUND	100.00(a)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
GOVERNMENT MONEY FUND	T ROWE PRICE ASSOCIATES INC	5.45
	ATTN FINANCIAL REPORTING DEPT
GOVERNMENT MONEY FUND—I CLASS	KIBIAN ZULEIKA VAZQUEZ TR	6.64
	MDSB RETIREMENT INCOME PLAN & TRUST
	3501 TAYLOR AVE
	BALTIMORE MD 21236-4406
HIGH YIELD FUND	NATIONAL FINANCIAL SERVICES	5.47
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
HIGH YIELD FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	18.32
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	45.68(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	VOYA INSTITUTIONAL TRUST COMPANY	5.39
	1 ORANGE WAY B3N
	WINDSOR CT 06095-4774

FUND	SHAREHOLDER	%
HIGH YIELD FUND—I CLASS	EDWARD D JONES & CO	69.97(c)
	FOR THE BENEFIT OF CUSTOMERS

	FUBON LIFE INSURANCE CO.,	8.82
	LTD.-FIXED INCOME
	14F., NO.108, SEC.1, DUN HUA S. RD.
	TAIPEI, 105
HIGH YIELD FUND—Z CLASS	RETIREMENT I 2020 FUND	5.00
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2025 FUND	5.52
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	11.66
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	10.26
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	8.70
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	29.14(a)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
INFLATION PROTECTED BOND FUND	NATIONAL FINANCIAL SERVICES	16.14
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
INFLATION PROTECTED BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	10.54
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	GREAT-WEST TRUST COMPANY LLC FBO	6.12
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	13.56
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	6.56
	OMNIBUS ACCOUNT
	TRP INFLATION PROTECTED BOND-I

	TD AMERITRADE INC FBO	5.77
	OUR CUSTOMERS
INFLATION PROTECTED BOND FUND—Z CLASS	T ROWE PRICE ASSOCIATES	100.00(b)
	ATTN FINANCIAL REPORTING DEPT
INSTITUTIONAL FLOATING RATE FUND	CHARLES SCHWAB & CO INC	22.32
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	16.74
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SAXON & CO	6.06
	P.O. BOX 7780-1888
	PHILADELPHIA PA 19182-0001

	SEAMILE & CO	10.87
	C/O T ROWE PRICE ASSOC
	ATTN CAPITAL APPREC FUND

	WELLS FARGO BANK NA FBO	5.21
	OMNIBUS ACCOUNT CASH/CASH
INSTITUTIONAL FLOATING RATE FUND—Z CLASS	TUNA AND COMPANY	100.00(c)
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN NEW INCOME FUND

FUND	SHAREHOLDER	%
INSTITUTIONAL HIGH YIELD FUND	BREAD & CO	13.92
	C/O T ROWE PRICE ASSOC
	ATTN BALANCED FUND
	100 EAST PRATT ST
	BALTIMORE MD 21202-1009

	FACTORY MUTUAL INSURANCE CO.	8.82
	270 CENTRAL AVE
	JOHNSTON RI 02919-4923

	GOLDMAN SACHS & CO	8.01
	EXCLUSIVE BENEFIT OF CUSTOMERS
	85 BROAD ST
	NEW YORK NY 10004-2434

	LADYBIRD & CO	6.13
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY INCOME FD

	NATIONAL FINANCIAL SERVICES	22.21
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INSTITUTIONAL HIGH YIELD FUND—Z CLASS	TUNA AND COMPANY	100.00(c)
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN NEW INCOME FUND
INSTITUTIONAL LONG DURATION CREDIT FUND	BAND & CO C/O US BANK NA	29.52(c)

	CHARLES SCHWAB & CO INC	21.75
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CHILDRENS HOME SOCIETY OF NJ	24.64
	PENSION FUND
	C/O CHRISTINE BENITEZ
	635 S CLINTON AVE
	TRENTON NJ 08611-1831

	T ROWE PRICE ASSOCIATES	17.89
	ATTN FINANCIAL REPORTING DEPT
LIMITED DURATION INFLATION FOCUSED BOND FUND	PERSHING LLC	6.64

	T ROWE PRICE SERVICES INC FBO	35.65(c)
	EDUCATION TRUST OF ALASKA
	ENROLLMENT PORTFOLIO

	T ROWE PRICE SERVICES INC FBO	34.68(c)
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2021-2024
	ATTN DAWN WAGNER FIXED INCOME

FUND	SHAREHOLDER	%
LIMITED DURATION INFLATION FOCUSED BOND FUND—	BREAD & CO	24.48
I CLASS	C/O T ROWE PRICE ASSOC
	ATTN LIMITED DURATION INFLATION
	BOND FUND I CLASS

	CHARLES SCHWAB & CO INC	5.29
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LADYBIRD & CO	12.76
	C/O T ROWE PRICE ASSOC
	ATTN LIMITED DURATION INFLATION
	FOCUSED BOND FUND I CLASS

	LADYBUG & CO	13.71
	C/O T ROWE PRICE ASSOC
	ATTN LIMITED DURATION INFLATION
	FOCUSED BOND FUND I CLASS

	LAKESIDE & CO	18.63
	C/O T ROWE PRICE ASSOC
	ATTN LIMITED DURATION INFLATION
	FOCUSED BOND FUND I CLASS

	LVIP T. ROWE PRICE 2020 FUND	5.47
	1300 S CLINTON ST
	FORT WAYNE IN 46802-3506

	PERSHING LLC	6.01

FUND	SHAREHOLDER	%
LIMITED DURATION INFLATION FOCUSED BOND FUND—	RETIREMENT I 2020 FUND	7.87
Z CLASS	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2025 FUND	6.97
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT INCOME PORTFOLIO	5.08
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2010	6.08
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	8.13
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	18.31
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	12.95
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	6.25
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
NEW INCOME FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	15.37
	EMPLOYEE BENEFITS CLIENTS 401K

	MORGAN STANLEY SMITH BARNEY LLC	7.77
	FOR THE EXCL BENEFIT OF ITS CUST

	PERSHING LLC	29.20(c)

	VANTAGEPOINT TRADITIONAL IRA	15.46
	C/O MISSIONSQUARE RETIREMENT
	777 NORTH CAPITOL STREET, NE
	WASHINGTON DC 20002-4239

FUND	SHAREHOLDER	%
NEW INCOME FUND—I CLASS	EDUCATION TRUST OF ALASKA	11.17
	PORTFOLIO 2024
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	EDWARD D JONES & CO	11.97
	FOR THE BENEFIT OF CUSTOMERS

	J.P. MORGAN SECURITIES LLC	15.50
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	MARYLAND COLLEGE INVESTMENT PLAN	6.61
	BALANCED PORTFOLIO
	T ROWE PRICE FUND ACCOUNTING

	PERSHING LLC	12.59

	T ROWE PRICE SERVICES INC FBO	19.95
	EDUCATION TRUST OF ALASKA
	PORTFOLIO FOR EDUCATION TODAY
NEW INCOME FUND—R CLASS	DCGT AS TTEE AND/OR CUST	8.48
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS
	711 HIGH ST
	DES MOINES IA 50392-0001

	MG TRUST COMPANY CUST FBO	11.51
	CHRISTINE AND RICHARD FAIRBANK 401K
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	NATIONWIDE TRUST CO FSB	10.78
	C/O IPO PORTFOLIO ACCTG
	PO BOX 182029
	COLUMBUS OH 43218-2029

	STATE STREET BANK AND TRUST AS	48.34(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
	1 LINCOLN ST
	BOSTON MA 02111-2901

FUND	SHAREHOLDER	%
NEW INCOME FUND—Z CLASS	RETIREMENT I 2020 FUND	5.62
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2025 FUND	6.76
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2030 FUND	6.91
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	5.18
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	13.12
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	12.67
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	12.97
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	5.58
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	7.18
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
RETIREMENT 2005 FUND	NATIONAL FINANCIAL SERVICES	8.02
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	7.75
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2005 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	19.48
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	VANTAGEPOINT TRADITIONAL IRA	32.36(c)
	C/O MISSIONSQUARE RETIREMENT

FUND	SHAREHOLDER	%
RETIREMENT 2005 FUND—R CLASS	AXA EQUITABLE FOR SA	9.78
	500 PLAZA DR FL 7
	SECAUCUS NJ 07094-3619

	STATE STREET BANK AND TRUST AS	47.37(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	16.33
RETIREMENT 2010 FUND	NATIONAL FINANCIAL SERVICES	8.62
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	5.00
	OMNIBUS ACCOUNT
	RETIREMENT 2010
RETIREMENT 2010 FUND—ADVISOR CLASS	LINCOLN FINANCIAL GROUP TRUST CO	5.94
	FBO ROLLOVER IRA PLANS
	1 GRANITE PL
	CONCORD NH 03301-3258

	NATIONAL FINANCIAL SERVICES	9.40
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST COMPANY FBO	10.82
	MASSMUTUAL REGISTERED PRODUCT
	PO BOX 28004
	ATLANTA GA 30358-0004

	TIAA, FSB CUST/TTEE FBO	5.29
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS
	211 N BROADWAY STE 1000
	SAINT LOUIS MO 63102-2748

	VANTAGEPOINT TRADITIONAL IRA	5.08
	C/O MISSIONSQUARE RETIREMENT

FUND	SHAREHOLDER	%
RETIREMENT 2010 FUND—R CLASS	AXA EQUITABLE FOR SA	6.05

	GREAT-WEST TRUST COMPANY LLC	5.22
	VARIOUS FASCORE LLC RECORDKEPT PLAN
	C/O FASCORE LLC

	STATE STREET BANK AND TRUST AS	49.54(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2015 FUND	NATIONAL FINANCIAL SERVICES	9.82
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	7.41
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2015 FUND—ADVISOR CLASS	LINCOLN FINANCIAL GROUP TRUST CO	6.93
	FBO ROLLOVER IRA PLANS

	NATIONAL FINANCIAL SERVICES	19.07
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	VALIC SEPARATE ACCOUNT A	6.76
	2727-A ALLEN PKWY 4 D-1
	HOUSTON TX 77009

	VANTAGEPOINT TRADITIONAL IRA	5.94
	C/O MISSIONSQUARE RETIREMENT
RETIREMENT 2015 FUND—R CLASS	AXA EQUITABLE FOR SA	8.86

	STATE STREET BANK AND TRUST AS	44.41(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	8.44
RETIREMENT 2020 FUND	NATIONAL FINANCIAL SERVICES	14.01
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	11.30
	OMNIBUS ACCOUNT
	RETIREMENT 2020

FUND	SHAREHOLDER	%
RETIREMENT 2020 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	15.83
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST COMPANY FBO	5.66
	MASSMUTUAL REGISTERED PRODUCT
RETIREMENT 2020 FUND—R CLASS	AXA EQUITABLE FOR SA	5.07

	STATE STREET BANK AND TRUST AS	50.26(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2025 FUND	NATIONAL FINANCIAL SERVICES	16.88
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	16.16
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2025 FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	5.71
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	21.68
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	VALIC SEPARATE ACCOUNT A	5.79
RETIREMENT 2025 FUND—R CLASS	AXA EQUITABLE FOR SA	9.00

	STATE STREET BANK AND TRUST AS	48.34(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	8.84
RETIREMENT 2030 FUND	CHARLES SCHWAB & CO INC	5.12
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	16.57
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	15.71
	OMNIBUS ACCOUNT
	RETIREMENT 2030

FUND	SHAREHOLDER	%
RETIREMENT 2030 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	15.45
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST COMPANY FBO	5.77
	MASSMUTUAL REGISTERED PRODUCT
RETIREMENT 2030 FUND—R CLASS	AXA EQUITABLE FOR SA	5.91

	STATE STREET BANK AND TRUST AS	53.61(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2035 FUND	NATIONAL FINANCIAL SERVICES	17.35
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	17.01
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2035 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	22.74
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	VALIC SEPARATE ACCOUNT A	5.57
RETIREMENT 2035 FUND—R CLASS	AXA EQUITABLE FOR SA	8.60

	STATE STREET BANK AND TRUST AS	52.75(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	8.07
RETIREMENT 2040 FUND	CHARLES SCHWAB & CO INC	5.31
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	17.33
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	15.54
	OMNIBUS ACCOUNT
	RETIREMENT 2040

FUND	SHAREHOLDER	%
RETIREMENT 2040 FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	5.12
	SEPARATE ACCOUNT D
	5900 O STREET
	LINCOLN NE 68510-2234

	NATIONAL FINANCIAL SERVICES	15.69
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST COMPANY FBO	5.00
	MASSMUTUAL REGISTERED PRODUCT
RETIREMENT 2040 FUND—R CLASS	AXA EQUITABLE FOR SA	5.58

	STATE STREET BANK AND TRUST AS	56.96(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2045 FUND	NATIONAL FINANCIAL SERVICES	19.03
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	17.00
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2045 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	24.34
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	STATE STREET BANK AND TRUST AS	5.52
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VALIC SEPARATE ACCOUNT A	5.52
RETIREMENT 2045 FUND—R CLASS	AXA EQUITABLE FOR SA	8.63

	STATE STREET BANK AND TRUST AS	55.30(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	7.70

FUND	SHAREHOLDER	%
RETIREMENT 2050 FUND	CHARLES SCHWAB & CO INC	6.06
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	21.84
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	16.18
	OMNIBUS ACCOUNT
	RETIREMENT
RETIREMENT 2050 FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	5.07
	SEPARATE ACCOUNT D

	NATIONAL FINANCIAL SERVICES	18.69
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	7.22
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2050 FUND—R CLASS	AXA EQUITABLE FOR SA	5.92

	STATE STREET BANK AND TRUST AS	59.61(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT 2055 FUND	CHARLES SCHWAB & CO INC	5.04
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	20.63
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	17.11
	OMNIBUS ACCOUNT
	RETIREMENT

FUND	SHAREHOLDER	%
RETIREMENT 2055 FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	5.41
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	26.20(c)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	STATE STREET BANK AND TRUST AS	5.03
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VRSCO	8.41
	FBO AIGFSB CUST TTEE FBO
	TAMPA GENERAL HOSPITAL 403B
	2727-A ALLEN PARKWAY 4-D1
	HOUSTON TX 77019-2107
RETIREMENT 2055 FUND—R CLASS	AXA EQUITABLE FOR SA	9.22

	STATE STREET BANK AND TRUST AS	60.96(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	5.53
RETIREMENT 2060 FUND	CHARLES SCHWAB & CO INC	5.14
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	DCGT AS TTEE AND/OR CUST	5.03
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	19.59
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	20.06
	OMNIBUS ACCOUNT
	TRP RETIREMENT 2060

FUND	SHAREHOLDER	%
RETIREMENT 2060 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	14.75
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	5.18
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VALIC SEPARATE ACCOUNT A	10.46
RETIREMENT 2060 FUND—R CLASS	AXA EQUITABLE FOR SA	6.60

	STATE STREET BANK AND TRUST AS	56.86(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	5.42
RETIREMENT 2065 FUND	DCGT AS TTEE AND/OR CUST	10.25
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	9.43
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	26.90(d)
	OMNIBUS ACCOUNT
	TRP RETIREMENT 2065 FUND - INV
RETIREMENT 2065 FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	7.64
	SEPARATE ACCOUNT D

	AMERITAS LIFE INSURANCE CORP	7.11
	SEPARATE ACCOUNT G

	DCGT AS TTEE AND/OR CUST	27.80(c)
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.14
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	12.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	7.65
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
RETIREMENT 2065 FUND—R CLASS	DCGT AS TTEE AND/OR CUST	35.73(c)
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	13.42

	STATE STREET BANK AND TRUST AS	13.70
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	T ROWE PRICE ASSOCIATES	10.51
	ATTN FINANCIAL REPORTING DEPT

	VOYA RETIREMENT INS & ANNUITY CO	5.78
RETIREMENT BALANCED FUND	NATIONAL FINANCIAL SERVICES	9.18
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
RETIREMENT BALANCED FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	6.46
	SEPARATE ACCOUNT G

	CHARLES SCHWAB & CO INC	7.83
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LINCOLN FINANCIAL GROUP TRUST CO	7.62
	FBO ROLLOVER IRA PLANS

	NATIONAL FINANCIAL SERVICES	12.48
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	6.91
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
RETIREMENT BALANCED FUND—R CLASS	STATE STREET BANK AND TRUST AS	49.09(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	UMB BANK N/A	7.60
	FBO FIDUCIARY FOR VARIOUS
	RETIREMENT PROGRAMS
	1 SW SECURITY BENEFIT PL
	TOPEKA KS 66636-0001

FUND	SHAREHOLDER	%
RETIREMENT BALANCED I FUND—I CLASS	CHARLES SCHWAB & CO INC	5.81
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	13.30
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PIMS/PRUDENTIAL RETIREMENT	9.72
	AS NOMINEE FOR THE TTEE/CUST
	INTERMOUNTAIN IRONWORKERS
	PO BOX 30124
	SALT LAKE CTY UT 84130-0124
RETIREMENT BLEND 2005 FUND	T ROWE PRICE ASSOCIATES INC	50.72(b)
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	17.26
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2005

	T ROWE PRICE TRUST CO	17.41
	CUST FOR THE ROLLOVER IRA OF
	JEROME WIGGINS

	WILLIAM A ZIEGLER AGENT	13.07
	T ROWE PRICE TRUST CO CUST FOR THE
	ROLLOVER IRA OF MARCIA J ZIEGLER
RETIREMENT BLEND 2005 FUND—I CLASS	T ROWE PRICE ASSOCIATES INC	99.65(b)
	ATTN FINANCIAL REPORTING DEPT
RETIREMENT BLEND 2010 FUND	CHARLES RUSSELL T O D	5.39

	T ROWE PRICE ASSOCIATES INC	14.26
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	56.95(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2010

	T ROWE PRICE TRUST CO	12.97
	CUST FOR THE ROLLOVER IRA OF
	ANDREW O CHAN

	T ROWE PRICE TRUST CO	8.20
	CUST FOR THE ROLLOVER IRA OF
	JANICE MORRIS

FUND	SHAREHOLDER	%
RETIREMENT BLEND 2010 FUND—I CLASS	ELEANOR BROWN T O D	71.16(c)

	T ROWE PRICE ASSOCIATES INC	27.95(b)
	ATTN FINANCIAL REPORTING DEPT
RETIREMENT BLEND 2015 FUND	T ROWE PRICE ASSOCIATES INC	14.19
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	56.19(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2015

	T ROWE PRICE TRUST CO	20.26
	CUST FOR THE ROLLOVER IRA OF
	CATHY D MCWATERS
RETIREMENT BLEND 2015 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	36.00(c)
	C/O ICMA RETIREMENT CORPORATION
	777 NORTH CAPITOL STREET NE
	WASHINGTON DC 20002-4239

	T ROWE PRICE ASSOCIATES INC	5.90
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE TRUST CO	6.33
	CUST FOR THE ROLLOVER IRA OF
	CHERYL NANCY BERKEY

	T ROWE PRICE TRUST CO	6.70
	CUST FOR THE ROLLOVER IRA OF
	JOHN STUPAK

	T ROWE PRICE TRUST CO	35.46(e)
	CUST FOR THE ROLLOVER IRA OF
	MICHAEL P. MARTIN

	T ROWE PRICE TRUST CO	6.42
	CUST FOR THE ROLLOVER IRA OF
	PATSY H. MARTIN
RETIREMENT BLEND 2020 FUND	T ROWE PRICE RPS INC	77.75(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2020

FUND	SHAREHOLDER	%
RETIREMENT BLEND 2020 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	34.71(c)
	C/O ICMA RETIREMENT CORPORATION

	T ROWE PRICE TRUST CO	32.77(e)
	CUST FOR THE ROLLOVER IRA OF
	DAVID B CODDINGTON

	T ROWE PRICE TRUST CO	27.96(e)
	CUST FOR THE ROLLOVER IRA OF
	RONALD IMHOFF
RETIREMENT BLEND 2025 FUND	T ROWE PRICE RPS INC	65.13(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2025

	T ROWE PRICE TRUST CO	8.23
	CUST FOR THE ROLLOVER IRA OF
	PETER B HAYES
RETIREMENT BLEND 2025 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	35.91(c)
	C/O ICMA RETIREMENT CORPORATION

	T ROWE PRICE TRUST CO	5.93
	CUST FOR THE IRA OF
	CONSTANCE L MC CARNEY

	T ROWE PRICE TRUST CO	5.11
	CUST FOR THE IRA OF
	PATRICK A MC CARNEY

	T ROWE PRICE TRUST CO	5.19
	CUST FOR THE IRA OF
	SHARON L ALDOUBY

	T ROWE PRICE TRUST CO	20.25
	CUST FOR THE ROLLOVER IRA OF
	ERIC AITKENS

	T ROWE PRICE TRUST CO	8.07
	CUST FOR THE ROLLOVER IRA OF
	LAWRENCE A PINKUS

	T ROWE PRICE TRUST CO	6.92
	CUST FOR THE ROLLOVER IRA OF
	ROBERT CHRISTIE
RETIREMENT BLEND 2030 FUND	T ROWE PRICE RPS INC	83.42(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2030

FUND	SHAREHOLDER	%
RETIREMENT BLEND 2030 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	48.27(c)
	C/O ICMA RETIREMENT CORPORATION

	T ROWE PRICE TRUST CO	8.40
	CUST FOR THE IRA OF
	ANNE W CANNON

	T ROWE PRICE TRUST CO	6.23
	CUST FOR THE IRA OF
	DOUGLAS G NAUGHTON

	T ROWE PRICE TRUST CO	7.70
	CUST FOR THE IRA OF
	THOMAS BEAN

	T ROWE PRICE TRUST CO	5.20
	CUST FOR THE ROTH IRA OF
	ELEANOR BROWN
RETIREMENT BLEND 2035 FUND	T ROWE PRICE RPS INC	86.55(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2035
RETIREMENT BLEND 2035 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	18.37
	C/O ICMA RETIREMENT CORPORATION

	HELENKA HOPKINS NOLAN T O D	53.25(c)

	T ROWE PRICE TRUST CO	5.84
	CUST FOR THE IRA OF
	CHARMAINE S MCCARNEY

	T ROWE PRICE TRUST CO	9.47
	CUST FOR THE ROTH IRA OF
	LEE BROWN
RETIREMENT BLEND 2040 FUND	T ROWE PRICE RPS INC	85.82(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2040
RETIREMENT BLEND 2040 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	65.16(c)
	C/O ICMA RETIREMENT CORPORATION

	T ROWE PRICE RPS INC	11.55
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2040 - I

	T ROWE PRICE TRUST CO	8.00
	CUST FOR THE ROLLOVER IRA OF
	CAROL F MURPHY
RETIREMENT BLEND 2045 FUND	T ROWE PRICE RPS INC	87.85(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2045

FUND	SHAREHOLDER	%
RETIREMENT BLEND 2045 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	79.40(c)
	C/O ICMA RETIREMENT CORPORATION

	T ROWE PRICE ASSOCIATES INC	8.29
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE TRUST CO	11.66
	CUST FOR THE ROLLOVER IRA OF
	VINCENT F KERNER
RETIREMENT BLEND 2050 FUND	T ROWE PRICE RPS INC	77.91(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2050
RETIREMENT BLEND 2050 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	41.55(c)
	C/O ICMA RETIREMENT CORPORATION

	T ROWE PRICE ASSOCIATES INC	7.10
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	33.77(d)
	OMNIBUS ACCOUNT
	TRP RETIREMENT BLEND 2050 - I

	T ROWE PRICE TRUST CO	5.75
	CUST FOR THE IRA OF
	DANNY PHANG

	T ROWE PRICE TRUST CO	11.59
	CUST FOR THE ROTH IRA OF
	DANNY PHANG
RETIREMENT BLEND 2055 FUND	T ROWE PRICE ASSOCIATES INC	7.30
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	70.12(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2055
RETIREMENT BLEND 2055 FUND—I CLASS	EUGENE WATER & ELECTRIC 457 DCP	67.07(c)
	C/O ICMA RETIREMENT CORPORATION

	T ROWE PRICE ASSOCIATES INC	30.99(b)
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
RETIREMENT BLEND 2060 FUND	T ROWE PRICE ASSOCIATES INC	23.41
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	36.49(d)
	FBO RETIREMENT PLAN CLIENTS
	TRP RETIREMENT BLEND 2060

	T ROWE PRICE TRUST CO	8.85
	CUST FOR THE ROTH IRA OF
	FRANK C KERR

	T ROWE PRICE TRUST CO	5.88
	CUST FOR THE ROTH IRA OF
	JODEY L KERR
RETIREMENT BLEND 2060 FUND—I CLASS	T ROWE PRICE ASSOCIATES INC	96.01(b)
	ATTN FINANCIAL REPORTING DEPT
RETIREMENT BLEND 2065 FUND	CHARLES SCHWAB & CO INC	6.92
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	ROBERTO SALVATORI	6.01

	T ROWE PRICE ASSOCIATES INC	25.90(b)
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	26.28(d)
	FBO RETIREMENT PLAN CLIENTS
	T. ROWE PRICE RETIREMENT BLEND 2065

	T ROWE PRICE TRUST CO	6.64
	CUST FOR THE ROTH IRA OF
	MICHAEL E CONLEY
RETIREMENT BLEND 2065 FUND—I CLASS	T ROWE PRICE ASSOCIATES INC	99.05(b)
	ATTN FINANCIAL REPORTING DEPT
RETIREMENT I 2005 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	34.68(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TIAA, FSB CUST/TTEE FBO	5.84
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS

FUND	SHAREHOLDER	%
RETIREMENT I 2010 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	6.05
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	22.37
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TIAA, FSB CUST/TTEE FBO	5.86
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS
RETIREMENT I 2015 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	28.90(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TIAA, FSB CUST/TTEE FBO	6.46
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS
RETIREMENT I 2020 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	5.52
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	29.22(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
RETIREMENT I 2025 FUND—I CLASS	NATIONAL FINANCIAL SERVICES	35.67(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
RETIREMENT I 2030 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	6.27
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	30.53(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

FUND	SHAREHOLDER	%
RETIREMENT I 2035 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	5.44
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	35.14(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TIAA, FSB CUST/TTEE FBO	5.58
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS
RETIREMENT I 2040 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	6.43
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	30.80(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TIAA, FSB CUST/TTEE FBO	5.42
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS
RETIREMENT I 2045 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	5.57
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	34.76(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TIAA, FSB CUST/TTEE FBO	5.90
	RETIREMENT PLANS FOR WHICH
	TIAA ACTS AS RECORDKEEPER
	ATTN TRUST OPERATIONS

FUND	SHAREHOLDER	%
RETIREMENT I 2050 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	7.48
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	31.19(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
RETIREMENT I 2055 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	7.26
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	33.56(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
RETIREMENT I 2060 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	10.45
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	27.93(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
RETIREMENT I 2065 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	16.54
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	JOHN HANCOCK LIFE	9.91
	INSURANCE CO USA
	ATTN JHRPS TRADING OPS ST6
	200 BERKELEY STREET
	BOSTON MA 02116-5022

	NATIONAL FINANCIAL SERVICES	26.29(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	5.05
	OMNIBUS ACCOUNT
	TRP RETIREMENT 2065 - I

FUND	SHAREHOLDER	%
SHORT DURATION INCOME FUND	NATIONAL FINANCIAL SERVICES	5.08
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	39.24(b)
	ATTN FINANCIAL REPORTING DEPT
SHORT DURATION INCOME FUND—I CLASS	MICHAEL T KOHLENSTEIN T O D	29.77(c)

	T ROWE PRICE ASSOCIATES	6.66
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	23.44
	FBO TRP PLAN
	TRP SHORT DURATION INCOME I

	T ROWE PRICE TRUST CO	13.43
	CUST FOR THE ROLLOVER IRA OF
	DONALD W MCCALL
SHORT-TERM BOND FUND	CHARLES SCHWAB & CO INC	5.57
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	5.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	8.80
	ATTN FINANCIAL REPORTING DEPT

	WELLS FARGO CLEARING SERVICES LLC	9.55
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
SHORT-TERM BOND FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	11.22
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	6.91
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	11.44

	TD AMERITRADE INC FBO	11.08
	OUR CUSTOMERS

	WELLS FARGO BANK NA FBO	42.33(c)
	VSP EXECUTIVE DC TRUST

FUND	SHAREHOLDER	%
SHORT-TERM BOND FUND—I CLASS	EDWARD D JONES & CO	6.64
	FOR THE BENEFIT OF CUSTOMERS

	MARYLAND COLLEGE INVESTMENT PLAN	11.78
	PORTFOLIO 2024
	ATTN FUND ACCOUNTING

	NATIONAL FINANCIAL SERVICES	21.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE SERVICES INC FBO	27.30(c)
	MARYLAND COLLEGE INVESTMENT PLAN
	PORTFOLIO FOR EDUCATION TODAY
SHORT-TERM BOND FUND—Z CLASS	SPECTRUM INCOME FUND	100.00(a)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
SHORT-TERM FUND	T ROWE PRICE ASSOCIATES	100.00(b)
	ATTN FINANCIAL REPORTING DEPT
SPECTRUM CONSERVATIVE ALLOCATION FUND	CHARLES SCHWAB & CO INC	6.10
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	8.26
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SPECTRUM CONSERVATIVE ALLOCATION FUND—I CLASS	CHARLES SCHWAB & CO INC	5.67
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	42.46(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PERSHING LLC	5.69
SPECTRUM MODERATE ALLOCATION FUND	NATIONAL FINANCIAL SERVICES	9.37
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
SPECTRUM MODERATE ALLOCATION FUND—I CLASS	BANK OF AMERICA CUSTODIAN	5.05
	PO BOX 843869
	DALLAS TX 75284-3869

	CHARLES SCHWAB & CO INC	13.56
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	MIRAE ASSET PLATINUM MULTI ASSET	6.11
	GLOBAL PRIVATELY PLACED INVESTMENT
	TRUST 1
	12F, TOWER1, 33, JONG-RO, JONGNO-GU
	SEOUL, 03159
	REPUBLIC OF KOREA

	NATIONAL FINANCIAL SERVICES	16.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
SPECTRUM MODERATE GROWTH ALLOCATION FUND	CHARLES SCHWAB & CO INC	5.40
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	11.67
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NATIONWIDE TRUST CO FSB	7.57
	C/O IPO PORTFOLIO ACCOUNTING

	TD AMERITRADE INC FBO	6.45
	OUR CUSTOMERS
SPECTRUM MODERATE GROWTH ALLOCATION FUND—	CHARLES SCHWAB & CO INC	64.06(c)
I CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	6.33
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
TARGET 2005 FUND—ADVISOR CLASS	PERSHING LLC	16.70

	RELIANCE TRUST CO TTEE ADP	34.38(c)
	ACCESS LARGE MARKET PRODUCT 201
	17TH STREET NW. S, 1000
	ATLANTA GA 30362

	T ROWE PRICE ASSOCIATES	48.92(b)
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
TARGET 2005 FUND—I CLASS	MLPF&S FOR THE SOLE BENEFIT OF	6.87
	ITS CUSTOMERS
	4800 DEERLAKE DR E 3RD FL
	JACKSONVILLE FL 32246-6484

	NATIONAL FINANCIAL SERVICES	53.30(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE TRUST CO	10.17
	CUST FOR THE ROLLOVER IRA OF
	CHRISTOPHER R BURNHAM

	T ROWE PRICE TRUST CO	11.10
	CUST FOR THE ROLLOVER IRA OF
	TOMMY M HALL
TARGET 2010 FUND	NATIONAL FINANCIAL SERVICES	5.65
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	7.50
	OMNIBUS ACCOUNT
	TRP TARGET RET 2010
TARGET 2010 FUND—ADVISOR CLASS	MATRIX TRUST COMPANY AS AGENT FOR	9.79
	BANCORPSOUTH FBO
	CAFFEY INC 401(K) PLAN
	2910 W JACKSON ST
	TUPELO MS 38801-6799

	NATIONAL FINANCIAL SERVICES	13.27
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST CO TTEE ADP	75.63(c)
	ACCESS LARGE MARKET PRODUCT 201

FUND	SHAREHOLDER	%
TARGET 2010 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	11.25
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	9.13
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.20
	C/O FASCORE LLC
	CRAIG HOSPITAL BASIC & SUPPLMNTL DA

	REBECCA L. BESSON	22.07
	STUART B COOPER TEN ENT

	T ROWE PRICE TRUST CO	6.55
	CUST FOR THE ROLLOVER IRA OF
	GLORIA B JOHNSON

	T ROWE PRICE TRUST CO	7.34
	CUST FOR THE ROLLOVER IRA OF
	RALPH PENA

	T ROWE PRICE TRUST CO	5.50
	CUST FOR THE ROLLOVER IRA OF
	ROBERT TAN
TARGET 2015 FUND	T ROWE PRICE RPS INC	5.53
	OMNIBUS ACCOUNT
	TRP TARGET RET 2015
TARGET 2015 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	16.31
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	73.41(c)
TARGET 2015 FUND—I CLASS	GREAT-WEST TRUST COMPANY LLC FBO	6.36
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	7.14
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE TRUST CO	9.93
	CUST FOR THE ROLLOVER IRA OF
	THOMAS ROGER POWELL

FUND	SHAREHOLDER	%
TARGET 2020 FUND	NATIONAL FINANCIAL SERVICES	6.76
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	11.36
	OMNIBUS ACCOUNT
	TRP TARGET RET 2020
TARGET 2020 FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	25.26(c)
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	14.97
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST CO TTEE ADP	47.83(c)
	ACCESS LARGE MARKET PRODUCT 201
TARGET 2020 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	6.30
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	11.87
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.96
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	NATIONAL FINANCIAL SERVICES	25.19(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
TARGET 2025 FUND	DCGT AS TTEE AND/OR CUST	7.92
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	7.47
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	17.25
	OMNIBUS ACCOUNT
	TRP TARGET RET 2025

FUND	SHAREHOLDER	%
TARGET 2025 FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	14.73
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	36.63(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST CO TTEE ADP	22.78
	ACCESS LARGE MARKET PRODUCT 201

	STATE STREET BANK AND TRUST AS	19.21
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2025 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	9.49
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	7.83
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	23.88
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	5.36
	OMNIBUS ACCOUNT
	TRP TARGET 2025-ICL
TARGET 2030 FUND	DCGT AS TTEE AND/OR CUST	5.91
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	7.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	23.11
	OMNIBUS ACCOUNT
	TRP TARGET RET 2030

FUND	SHAREHOLDER	%
TARGET 2030 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	45.97(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST CO TTEE ADP	39.92(c)
	ACCESS LARGE MARKET PRODUCT 201

	STATE STREET BANK AND TRUST AS	5.07
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2030 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	7.40
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	8.43
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	6.22
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	JOHN HANCOCK TRUST COMPANY LLC	6.16
	690 CANTON ST STE 100
	WESTWOOD MA 02090-2324

	NATIONAL FINANCIAL SERVICES	29.16(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	5.68
	OMNIBUS ACCOUNT
	TRP TARGET 2030-ICL
TARGET 2035 FUND	DCGT AS TTEE AND/OR CUST	6.91
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	10.72
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	26.48(d)
	OMNIBUS ACCOUNT
	TRP TARGET RET 2035

FUND	SHAREHOLDER	%
TARGET 2035 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	72.26(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	17.74
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2035 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	8.61
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	8.50
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.62
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	JOHN HANCOCK TRUST COMPANY LLC	8.08

	NATIONAL FINANCIAL SERVICES	29.43(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	5.46
	OMNIBUS ACCOUNT
	TRP TARGET 2035-ICL
TARGET 2040 FUND	NATIONAL FINANCIAL SERVICES	11.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	28.83(d)
	OMNIBUS ACCOUNT
	TRP TARGET RET 2040
TARGET 2040 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	69.21(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	11.68
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

FUND	SHAREHOLDER	%
TARGET 2040 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	10.24
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	10.49
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.29
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	JOHN HANCOCK TRUST COMPANY LLC	5.62

	NATIONAL FINANCIAL SERVICES	28.79(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	STATE STREET BANK AND TRUST AS	5.20
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	T ROWE PRICE RPS INC	9.33
	OMNIBUS ACCOUNT
	TRP TARGET 2040-ICL
TARGET 2045 FUND	DCGT AS TTEE AND/OR CUST	6.09
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	10.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	25.00(d)
	OMNIBUS ACCOUNT
	TRP TARGET RET 2045
TARGET 2045 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	61.35(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	27.77(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

FUND	SHAREHOLDER	%
TARGET 2045 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	6.38
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	EDWARD C BERNARD TR	9.37
	THORNTON MILL IRREVOCABLE TRUST

	GREAT-WEST TRUST COMPANY LLC FBO	8.71
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.17
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	NATIONAL FINANCIAL SERVICES	23.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	5.59
	OMNIBUS ACCOUNT
	TRP TARGET 2045-ICL
TARGET 2050 FUND	CHARLES SCHWAB & CO INC	8.21
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.36
	C/O FASCORE LLC
	FBO CAPITAL HLTH RET SAV & INVST PL

	NATIONAL FINANCIAL SERVICES	12.01
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	STATE STREET BANK AND TRUST AS	5.26
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	T ROWE PRICE RPS INC	20.70
	OMNIBUS ACCOUNT
	TRP TARGET RET 2050

FUND	SHAREHOLDER	%
TARGET 2050 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	60.64(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST CO TTEE ADP	8.70
	ACCESS LARGE MARKET PRODUCT 201

	STATE STREET BANK AND TRUST AS	26.98(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2050 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	8.36
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	13.32
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	10.04
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	JOHN HANCOCK TRUST COMPANY LLC	6.38

	NATIONAL FINANCIAL SERVICES	28.16(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	7.05
	OMNIBUS ACCOUNT
	TRP TARGET 2050-ICL

FUND	SHAREHOLDER	%
TARGET 2055 FUND	CHARLES SCHWAB & CO INC	5.53
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	DCGT AS TTEE AND/OR CUST	5.52
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.30
	C/O FASCORE LLC
	FBO CAPITAL HLTH RET SAV & INVST PL

	NATIONAL FINANCIAL SERVICES	14.06
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	22.36
	OMNIBUS ACCOUNT
	TRP TARGET RET 2055
TARGET 2055 FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	55.34(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST CO TTEE ADP	9.63
	ACCESS LARGE MARKET PRODUCT 201

	STATE STREET BANK AND TRUST AS	28.62(c)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

FUND	SHAREHOLDER	%
TARGET 2055 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	9.58
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	13.41
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	8.39
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	JOHN HANCOCK TRUST COMPANY LLC	9.40

	NATIONAL FINANCIAL SERVICES	24.75
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	7.30
	OMNI ACCT
	401K PLAN
	TRP TARGET 2055
TARGET 2060 FUND	CHARLES SCHWAB & CO INC	6.96
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	DCGT AS TTEE AND/OR CUST	5.34
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	15.64
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	STATE STREET BANK AND TRUST AS	6.84
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	T ROWE PRICE RPS INC	14.63
	OMNIBUS ACCOUNT
	TRP TARGET RETIREMENT 2060

FUND	SHAREHOLDER	%
TARGET 2060 FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC FBO	7.45
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	65.34(c)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	15.29
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
TARGET 2060 FUND—I CLASS	CHARLES SCHWAB & CO INC	5.56
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	DCGT AS TTEE AND/OR CUST	14.13
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	15.11
	EMPLOYEE BENEFITS CLIENTS 401K

	GREAT-WEST TRUST COMPANY LLC TTEE F	9.87
	C/O FASCORE LLC
	MARY FREE BED REHABILITATION HOSP 4

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.23
	C/O FASCORE LLC
	CRAIG HOSPITAL BASIC & SUPPLMNTL DA

	NATIONAL FINANCIAL SERVICES	21.66
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	9.14
	OMNI ACCT
	401K PLAN
	TRP TARGET 2060

FUND	SHAREHOLDER	%
TARGET 2065 FUND	NATIONAL FINANCIAL SERVICES	5.96
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	9.26
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	27.41(d)
	OMNIBUS ACCOUNT
	TRP TARGET 2065 FUND - INV

	TD AMERITRADE INC FBO	8.64
	OUR CUSTOMERS
TARGET 2065 FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	98.83(b)
	ATTN FINANCIAL REPORTING DEPT
TARGET 2065 FUND—I CLASS	DCGT AS TTEE AND/OR CUST	32.95(c)
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC TTEE F	12.71
	EMPLOYEE BENEFITS CLIENTS 401K

	HOWARD P COLHOUN TTEE	33.81(c)
	HOWARD P COLHOUN REV TRUST

(a)

The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are “echo-voted” by the T. Rowe Price fund that owns the shares in the same proportion that the shares of the underlying fund are voted by other shareholders.

(b)

T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Shares owned by T. Rowe Price Associates, Inc. may represent discretionary investments and/or a contribution to the fund at its inception that provided the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates, Inc. may be able to determine the outcome of most issues that were submitted to shareholders for vote.

(c)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.
(d)

T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services, Inc. is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services, Inc. and are normally voted by various retirement plans and retirement plan participants.

(e)

T. Rowe Price Trust Company is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Trust Company is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Trust Company and are normally voted by various retirement plans and retirement plan participants.

10/31 Fiscal Year Funds

FUND	SHAREHOLDER	%
AFRICA & MIDDLE EAST FUND	NATIONAL FINANCIAL SERVICES	5.21
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	6.16
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
AFRICA & MIDDLE EAST FUND—I CLASS	NORTHERN TRUST CUST	71.18(a)
	FBO CINDY SPRINGS, LLC - CASH
	PO BOX 92956
	CHICAGO IL 60675-0001

	T ROWE PRICE RPS INC	19.44
	FBO TRP PLAN
	TRP AFRICA & MIDDLE EAST I
AFRICA & MIDDLE EAST FUND—Z CLASS	SPECTRUM INTERNATIONAL EQUITY FUND	100.00(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
ASIA OPPORTUNITIES FUND	CHARLES SCHWAB & CO INC	5.74
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	20.07
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	6.09
ASIA OPPORTUNITIES FUND—ADVISOR CLASS	FIIOC AS AGENT FBO	32.22(a)
	BATTERY VENTURES 401(K) RETIREMENT
	PLAN
	100 MAGELLAN WAY # KW1C
	COVINGTON KY 41015-1987

	NATIONAL FINANCIAL SERVICES	14.07
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	10.45

	T ROWE PRICE ASSOCIATES	38.45(c)
	ATTN FINANCIAL REPORTING DEPT
ASIA OPPORTUNITIES FUND—I CLASS	CHARLES SCHWAB & CO INC	26.96(a)
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	5.32
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NORTHERN TRUST CUST	29.34(a)
	FBO LWOOD INTL EQU

	T ROWE PRICE ASSOCIATES	9.47
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
CHINA EVOLUTION EQUITY FUND	CHARLES SCHWAB & CO INC	6.44
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
CHINA EVOLUTION EQUITY FUND—I CLASS	CHARLES SCHWAB & CO INC	31.47(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	RICHARD N. DE LOS REYES T O D	7.38

	T ROWE PRICE RPS INC	28.62(d)
	FBO TRP PLAN
	TRP CHINA EVOLUTION EQUITY I

	WENLI ZHENG	15.63
EMERGING EUROPE FUND	NATIONAL FINANCIAL SERVICES	5.68
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EMERGING EUROPE FUND—I CLASS	T ROWE PRICE RPS INC	76.77(d)
	FBO TRP PLAN
	TRP EMERGING EUROPE I
EMERGING EUROPE FUND—Z CLASS	SPECTRUM INTERNATIONAL EQUITY FUND	100.00(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
EMERGING MARKETS DISCOVERY STOCK FUND	CHARLES SCHWAB & CO INC	6.98
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	11.00
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	5.52
	OUR CUSTOMERS

	VANGUARD BROKERAGE SERVICES	8.08
EMERGING MARKETS DISCOVERY STOCK FUND—	CHARLES SCHWAB & CO INC	17.00
ADVISOR CLASS	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	MATRIX TRUST COMPANY AS AGENT FOR	14.41
	ADVISOR TRUST, INC.
	CRESTWOOD SD (PA) 403(B)
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	PERSHING LLC	64.05(a)

FUND	SHAREHOLDER	%
EMERGING MARKETS DISCOVERY STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	7.37
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	LINCOLN INVESTMENT PLANNING, LLC	11.60
	FBO LINCOLN CUSTOMERS
	601 OFFICE CENTER DR STE 300
	FORT WASHINGTON PA 19034-3275

	MARYLAND COLLEGE INVESTMENT PLAN	7.62
	EQUITY PORTFOLIO
	T ROWE PRICE FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	5.36
	PORTFOLIO 2027
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	5.31
	PORTFOLIO 2030
	ATTN FUND ACCOUNTING

	NATIONAL FINANCIAL SERVICES	8.49
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	7.06
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
EMERGING MARKETS DISCOVERY STOCK FUND—Z CLASS	RETIREMENT I 2030 FUND	5.75
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.75
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.73
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.48
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	6.92
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.76
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.75
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.99
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.32
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
EMERGING MARKETS STOCK FUND	CHARLES SCHWAB & CO INC	7.02
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	MLPF&S FOR THE SOLE BENEFIT OF ITS	33.52(a)
	CUSTOMERS

	NATIONAL FINANCIAL SERVICES	7.39
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	10.37

FUND	SHAREHOLDER	%
EMERGING MARKETS STOCK FUND—I CLASS	MLPF&S FOR THE SOLE BENEFIT OF	5.69
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	46.25(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TD AMERITRADE INC FBO	5.94
	OUR CUSTOMERS
EMERGING MARKETS STOCK FUND—Z CLASS	RETIREMENT I 2030 FUND	5.74
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.62
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.54
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.54
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	6.97
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.82
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.71
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.84
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.19
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
EUROPEAN STOCK FUND	CHARLES SCHWAB & CO INC	11.04
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	MORGAN STANLEY SMITH BARNEY LLC	6.07
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	7.55
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EUROPEAN STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	20.36
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	13.35
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	ROBERT G O'DONNELL	10.04
	SUE DOUTHIT O'DONNELL
	COMM PROP WROS

	S KENNETH LEECH	8.24
	EILEEN STUECK LEECH JT TEN

	T ROWE PRICE RPS INC	11.98
	FBO TRP PLAN
	TRP EUROPEAN STOCK I
EUROPEAN STOCK FUND—Z CLASS	SPECTRUM INTERNATIONAL EQUITY FUND	100.00(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
GLOBAL ALLOCATION FUND	LPL FINANCIAL	15.54
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MORGAN STANLEY SMITH BARNEY LLC	6.20
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	12.54
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.42

	T ROWE PRICE ASSOCIATES	24.29
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
GLOBAL ALLOCATION FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	5.61
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	LPL FINANCIAL	11.15
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	52.89(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	11.72
GLOBAL ALLOCATION FUND—I CLASS	CHARLES SCHWAB & CO INC	31.82(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CHARLES SCHWAB & CO INC	7.71
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	19.03
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	5.15
	FBO TRP PLAN
	T ROWE PRICE GLOBAL ALLOC I

	TD AMERITRADE INC FBO	9.14
	OUR CUSTOMERS
GLOBAL GROWTH STOCK FUND	CHARLES SCHWAB & CO INC	6.80
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	5.10
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MLPF&S FOR THE SOLE BENEFIT OF	5.05
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	15.22
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.90

FUND	SHAREHOLDER	%
GLOBAL GROWTH STOCK FUND—ADVISOR CLASS	ASCENSUS TRUST COMPANY FBO	9.11
	FARMINGTON ACUTE CARE EMERGENCY SPE

	CHARLES SCHWAB & CO INC	5.60
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	51.59(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	17.29
GLOBAL GROWTH STOCK FUND—I CLASS	CTC FBO	12.18
	TEXAS TUITION PROMISE FUND 529
	17605 WRIGHT STREET SUITE #3
	OMAHA NE 68130-2033

	MAC & CO	6.59
	ATTN MUTUAL FUND OPS
	500 GRANT STREET ROOM 151-1010
	PITTSBURGH PA 15219-2502

	MAC & CO	6.14
	ATTN MUTUAL FUND OPS

	NATIONAL FINANCIAL SERVICES	37.47(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GLOBAL STOCK FUND	CHARLES SCHWAB & CO INC	7.38
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	8.94
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MORGAN STANLEY SMITH BARNEY LLC	7.30
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	19.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	14.47
GLOBAL STOCK FUND—ADVISOR CLASS	UMB BANK N/A	65.33(a)
	FBO FIDUCIARY FOR VARIOUS
	RETIREMENT PROGRAMS

FUND	SHAREHOLDER	%
GLOBAL STOCK FUND—I CLASS	AFFILIATED FM INSURANCE CO.	7.09

	CHARLES SCHWAB & CO INC	8.93
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	16.61
	FOR THE BENEFIT OF CUSTOMERS

	FACTORY MUTUAL INSURANCE CO.	12.31

	NATIONAL FINANCIAL SERVICES	13.05
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	13.92
	OUR CUSTOMERS
INSTITUTIONAL EMERGING MARKETS EQUITY FUND	GOLDMAN SACHS & CO	22.13
	EXCLUSIVE BENEFIT OF CUSTOMERS

	LADYBUG & CO	7.34
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY BALANCED FD

	LAKESIDE & CO	13.96
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY GROWTH FUND

	NATIONAL FINANCIAL SERVICES	15.24
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO BANK NA FBO	12.83
	OMNIBUS ACCOUNT CASH/CASH
INSTITUTIONAL INTERNATIONAL DISCIPLINED EQUITY	CHARLES SCHWAB & CO INC	10.60
FUND	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	CHARLES SCHWAB & CO INC	25.93(a)
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	42.30(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
INTERNATIONAL DISCIPLINED EQUITY FUND	CHARLES SCHWAB & CO INC	37.25(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	30.61(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RAYMOND JAMES	7.23
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER
INTERNATIONAL DISCIPLINED EQUITY FUND—	FIIOC AS AGENT	17.80
ADVISOR CLASS	FBO DENTAL ASSOCIATES OF WALPOLE
	401K PROFIT SHARING PLAN & TRUST

	FIIOC AS AGENT FBO	14.51
	PRO TOOL & SUPPLY, INC AND
	PRO EQUIPMENT RENTAL, INC 401K

	FIIOC AS AGENT FBO	15.84
	TEUFELBERGER RETIREMENT
	SAVINGS PLAN

	NATIONAL FINANCIAL SERVICES	40.25(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERNATIONAL DISCIPLINED EQUITY FUND—I CLASS	CHARLES SCHWAB & CO INC	57.26(a)
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	CHARLES SCHWAB & CO INC	5.05
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	MAC & CO	11.21
	ATTN MUTUAL FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	12.34
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	6.68
	OUR CUSTOMERS
INTERNATIONAL DISCOVERY FUND	NATIONAL FINANCIAL SERVICES	23.12
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	12.74

FUND	SHAREHOLDER	%
INTERNATIONAL DISCOVERY FUND—I CLASS	CHARLES SCHWAB & CO INC	9.67
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	22.76
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	31.00(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERNATIONAL DISCOVERY FUND—Z CLASS	SPECTRUM DIVERSIFIED EQUITY	47.43(b)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INTERNATIONAL EQUITY FUND	52.57(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
INTERNATIONAL EQUITY INDEX FUND	MARYLAND COLLEGE INVESTMENT PLAN	17.92
	GLOBAL EQUITY MARKET INDEX
	ATTN FUND ACCOUNTING
INTERNATIONAL EQUITY INDEX FUND—Z CLASS	RETIREMENT BLEND 2020 FUND	6.43
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2025 FUND	12.42
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2030 FUND	11.33
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2035 FUND	18.42
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2040 FUND	17.09
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2045 FUND	14.92
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2050 FUND	8.70
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
INTERNATIONAL STOCK FUND	CHARLES SCHWAB & CO INC	5.42
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	6.30
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
INTERNATIONAL STOCK FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	13.24
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CITBANCO A PARTNERSHIP	7.55

	NATIONAL FINANCIAL SERVICES	30.12(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO CLEARING SERVICES LLC	5.50
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
INTERNATIONAL STOCK FUND—I CLASS	EDWARD D JONES & CO	34.54(a)
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	21.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

FUND	SHAREHOLDER	%
INTERNATIONAL STOCK FUND—R CLASS	AMERICAN UNITED LIFE	19.29
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	ASCENSUS TRUST COMPANY FBO	7.66
	CASEY ENGINEERED MAINTENANCE, INC.
	PO BOX 10758
	FARGO ND 58106-0758

	AXA EQUITABLE FOR SA	8.47

	CAPITAL BANK & TRUST COMPANY TTEE	6.11
	C/O FASCORE LLC
	PATTCO LLC 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	DCGT AS TTEE AND/OR CUST	25.81(a)
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONWIDE TRUST CO FSB	5.30
	C/O IPO PORTFOLIO ACCTG

FUND	SHAREHOLDER	%
INTERNATIONAL STOCK FUND—Z CLASS	RETIREMENT I 2030 FUND	5.73
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.74
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.45
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.24
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	6.59
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.35
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.53
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.79
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.19
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
INTERNATIONAL VALUE EQUITY FUND	NATIONAL FINANCIAL SERVICES	10.52
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	21.49

FUND	SHAREHOLDER	%
INTERNATIONAL VALUE EQUITY FUND—ADVISOR CLASS	AMERICAN UNITED LIFE	7.51
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	GREAT-WEST TRUST COMPANY LLC FBO	6.37
	EMPLOYEE BENEFITS CLIENTS 401K

	STATE STREET BANK AND TRUST AS	53.29(a)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
INTERNATIONAL VALUE EQUITY FUND—I CLASS	MARYLAND COLLEGE INVESTMENT PLAN	8.28
	EQUITY PORTFOLIO
	T ROWE PRICE FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	6.10
	PORTFOLIO 2027
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	5.86
	PORTFOLIO 2030
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	5.25
	PORTFOLIO 2033
	ATTN FUND ACCOUNTING

	PERSHING LLC	5.88

	TD AMERITRADE INC FBO	16.81
	OUR CUSTOMERS
INTERNATIONAL VALUE EQUITY FUND—R CLASS	AMERICAN UNITED LIFE	5.38
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	DCGT AS TTEE AND/OR CUST	5.92
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	SAMMONS FINANCIAL NETWORK LLC	46.32(a)

	STATE STREET BANK AND TRUST AS	30.05(a)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

FUND	SHAREHOLDER	%
INTERNATIONAL VALUE EQUITY FUND—Z CLASS	RETIREMENT I 2030 FUND	5.73
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.69
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.47
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.27
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	6.63
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.44
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.55
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.81
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.15
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
JAPAN FUND	CHARLES SCHWAB & CO INC	9.11
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	MORGAN STANLEY SMITH BARNEY LLC	45.11(a)
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	7.52
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
JAPAN FUND—I CLASS	J.P. MORGAN SECURITIES LLC	78.92(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	S KENNETH LEECH	6.14
	EILEEN STUECK LEECH JT TEN
JAPAN FUND—Z CLASS	SPECTRUM INTERNATIONAL EQUITY FUND	100.00(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
LATIN AMERICA FUND	CHARLES SCHWAB & CO INC	7.52
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	9.91
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
LATIN AMERICA FUND—I CLASS	CHARLES SCHWAB & CO INC	5.08
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	T ROWE PRICE RPS INC	48.65(d)
	FBO TRP PLAN
	TRP LATIN AMERICA I

	WASHINGTON & CO C/O US BANK NA	25.35(a)
	1555 N RIVERCENTER DR STE 302
	MILWAUKEE WI 53212-3958
LATIN AMERICA FUND—Z CLASS	SPECTRUM INTERNATIONAL EQUITY FUND	100.00(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
MULTI-STRATEGY TOTAL RETURN FUND	CHARLES SCHWAB & CO INC	16.13
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	LPL FINANCIAL	15.85
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	8.33
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	10.83

	TD AMERITRADE INC FBO	12.18
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
MULTI-STRATEGY TOTAL RETURN FUND—I CLASS	HORIZONDECK & CO	9.02
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP GLOBAL ALLOCATION FUND

	LADYBIRD & CO	32.16(b)
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP SPECTRUM CONSERV ALLOC

	LADYBUG & CO	26.22(b)
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP SPECTRUM MODERATE ALLOC

	LAKESIDE & CO	23.19
	C/O T ROWE PRICE ASSOCIATES INC
	ATTN TRP SPECTRUM MOD GROWTH ALLOC
NEW ASIA FUND	CHARLES SCHWAB & CO INC	7.72
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	10.58
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW ASIA FUND—I CLASS	CHARLES SCHWAB & CO INC	11.74
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	J.P. MORGAN SECURITIES LLC	53.62(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
NEW ASIA FUND—Z CLASS	SPECTRUM INTERNATIONAL EQUITY FUND	100.00(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
OVERSEAS STOCK FUND	NATIONAL FINANCIAL SERVICES	5.87
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RAYMOND JAMES	13.90
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER

	WELLS FARGO CLEARING SERVICES LLC	54.23(a)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS

FUND	SHAREHOLDER	%
OVERSEAS STOCK FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC	14.77
	VARIOUS FASCORE LLC RECORDKEPT PLAN
	C/O FASCORE LLC

	GREAT-WEST TRUST COMPANY LLC TTEE F	44.62(a)
	C/O FASCORE LLC
	GREAT WEST IRA ADVANTAGE

	MATRIX TRUST COMPANY CUST FBO	10.48
	GEBHARDT & SMITH LLP
	717 17TH ST STE 1300
	DENVER CO 80202-3304

	PERSHING LLC	6.78
OVERSEAS STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	5.16
	ATTN MUTUAL FUNDS

	EDWARD D JONES & CO	15.31
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	21.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PERSHING LLC	7.42

	WELLS FARGO BANK NA FBO	8.82
	OMNIBUS CASH CASH

FUND	SHAREHOLDER	%
OVERSEAS STOCK FUND—Z CLASS	RETIREMENT I 2030 FUND	5.92
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.81
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.70
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.55
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.01
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	11.02
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.78
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.98
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.39
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
QM U.S. BOND INDEX FUND	CHARLES SCHWAB & CO INC	8.38
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	20.87
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
QM U.S. BOND INDEX FUND—I CLASS	CHARLES SCHWAB & CO INC	11.42
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDUCATION TRUST OF ALASKA	35.00(a)
	ACT PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	EDUCATION TRUST OF ALASKA	11.05
	RESERVE ACCOUNT
	PO BOX 755120
	2025 YUKON DRIVE STE 207
	FAIRBANKS AK 99775-5120

	MARYLAND COLLEGE INVESTMENT PLAN	9.91
	US BOND INDEX PORTFOLIO
	ATTN FUND ACCOUNTING

	T ROWE PRICE PROGRAM FOR	10.64
	CHARITABLE GIVING
	BALANCED INDEX POOL
	ATTN FUND ACCOUNTING
	4515 PAINTERS MILL RD
	OWINGS MILLS MD 21117-4903
QM U.S. BOND INDEX FUND—Z CLASS	RETIREMENT BLEND 2015 FUND	6.22
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2020 FUND	19.27
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2025 FUND	28.31(b)
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2030 FUND	16.95
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2035 FUND	14.77
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2040 FUND	5.20
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
SUMMIT MUNICIPAL INCOME FUND	NATIONAL FINANCIAL SERVICES	33.35(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RAYMOND JAMES	13.34
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER

	WELLS FARGO CLEARING SERVICES LLC	21.15
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
SUMMIT MUNICIPAL INCOME FUND—ADVISOR CLASS	LPL FINANCIAL	11.08
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	25.20(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	47.77(a)

	RAYMOND JAMES	13.20
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER
SUMMIT MUNICIPAL INCOME FUND—I CLASS	EDWARD D JONES & CO	9.84
	FOR THE BENEFIT OF CUSTOMERS

	J.P. MORGAN SECURITIES LLC	54.38(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NATIONAL FINANCIAL SERVICES	6.18
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SAXON & CO	18.14

FUND	SHAREHOLDER	%
SUMMIT MUNICIPAL INTERMEDIATE FUND	CHARLES SCHWAB & CO INC	6.54
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	10.67
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MLPF&S FOR THE SOLE BENEFIT OF	5.07
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	6.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO CLEARING SERVICES LLC	42.86(a)
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
SUMMIT MUNICIPAL INTERMEDIATE FUND—	CHARLES SCHWAB & CO INC	20.70
ADVISOR CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CITBANCO A PARTNERSHIP	36.38(a)

	NATIONAL FINANCIAL SERVICES	32.13(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	7.39
SUMMIT MUNICIPAL INTERMEDIATE FUND—I CLASS	CHARLES SCHWAB & CO INC	21.63
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	CHARLES SCHWAB & CO INC	5.84
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	EDWARD D JONES & CO	30.09(a)
	FOR THE BENEFIT OF CUSTOMERS

	J.P. MORGAN SECURITIES LLC	15.49
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SAXON & CO	7.54

(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.

(b)

The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are “echo-voted” by the T. Rowe Price fund that owns the shares in the same proportion that the shares of the underlying fund are voted by other shareholders.

(c)

T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Shares owned by T. Rowe Price Associates, Inc. may represent discretionary investments and/or a contribution to the fund at its inception that provided the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates, Inc. may be able to determine the outcome of most issues that were submitted to shareholders for vote.

(d)

T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services, Inc. is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services, Inc. and are normally voted by various retirement plans and retirement plan participants.

12/31 Fiscal Year Funds

FUND	SHAREHOLDER	%
ALL-CAP OPPORTUNITIES FUND	CHARLES SCHWAB & CO INC	8.00
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	17.08
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
ALL-CAP OPPORTUNITIES FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	10.17
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	GREAT-WEST TRUST COMPANY LLC TTEE F	19.09
	FBO:SANTA BARBARA COUNTY DCP
	C/O FASCORE LLC

	NATIONAL FINANCIAL SERVICES	26.29(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
ALL-CAP OPPORTUNITIES FUND—I CLASS	CHARLES SCHWAB & CO INC	17.69
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	DCGT AS TTEE AND/OR CUST	5.05
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	25.26(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	6.43
	OMNIBUS ACCOUNT
	TRP NEW AMERICA GROWTH I

FUND	SHAREHOLDER	%
BALANCED FUND	NATIONAL FINANCIAL SERVICES	6.80
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	13.33
	ATTN TRPS INST CONTROL DEPT
BALANCED FUND—I CLASS	NATIONAL FINANCIAL SERVICES	10.07
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PERSHING LLC	13.99

	THE NORTHERN TRUST CO AS TRUSTEE	6.54
	FBO KOHLS-DV
	PO BOX 92994
	CHICAGO IL 60675-2994

	UBATCO & CO	8.34
	FBO COLLEGE SAVINGS GROUP
	PO BOX 82535
	LINCOLN NE 68501-2535

	UBATCO & CO FBO ACES TRUST FUND	5.73
	6811 S 27TH ST
	LINCOLN NE 68512-4823

	VOYA INSTITUTIONAL TRUST COMPANY	9.20
	AS TRUSTEE/ CUSTODIAN FOR
	CORE MARKET RETIREMENT PLANS
	30 BRAINTREE HILL OFFICE PARK
	BRAINTREE MA 02184-8747
BLUE CHIP GROWTH FUND	CHARLES SCHWAB & CO INC	7.80
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	13.27
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	WELLS FARGO CLEARING SERVICES LLC	9.81
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS

FUND	SHAREHOLDER	%
BLUE CHIP GROWTH FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	8.53
	SEPARATE ACCOUNT D

	DCGT AS TTEE AND/OR CUST	5.66
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	6.46
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	19.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
BLUE CHIP GROWTH FUND—I CLASS	CHARLES SCHWAB & CO INC	9.18
	ATTN MUTUAL FUNDS

	DCGT AS TTEE AND/OR CUST	5.01
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	EDWARD D JONES & CO	11.45
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	20.77
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

FUND	SHAREHOLDER	%
BLUE CHIP GROWTH FUND—R CLASS	DCGT AS TTEE AND/OR CUST	8.51
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONWIDE LIFE INSURANCE COMPANY	7.52
	C/O IPO PORTFOLIO ACCOUNTING
	DCVA
	PO BOX 182029
	COLUMBUS OH 43218-2029

	NATIONWIDE LIFE INSURANCE COMPANY	5.56
	C/O IPO PORTFOLIO ACCOUNTING
	NACO

	SAMMONS FINANCIAL NETWORK LLC	21.05
	4546 CORPORATE DR STE 100
	WEST DES MOINES IA 50266-5911

	STATE STREET BANK AND TRUST AS	14.72
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
BLUE CHIP GROWTH FUND—Z CLASS	SPECTRUM DIVERSIFIED EQUITY	100.00(b)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
CAPITAL APPRECIATION FUND	CHARLES SCHWAB & CO INC	8.71
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	12.50
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	12.39
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.48

	TD AMERITRADE INC FBO	5.31
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
CAPITAL APPRECIATION FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	5.11
	SEPARATE ACCOUNT G

	CHARLES SCHWAB & CO INC	13.12
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	9.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	UMB BANK N/A	29.29(a)
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS
CAPITAL APPRECIATION FUND—I CLASS	CHARLES SCHWAB & CO INC	21.54
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	24.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	7.03

	TD AMERITRADE INC FBO	11.62
	OUR CUSTOMERS
CHINA EVOLUTION EQUITY FUND	CHARLES SCHWAB & CO INC	6.44
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT
CHINA EVOLUTION EQUITY FUND—I CLASS	CHARLES SCHWAB & CO INC	31.47(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	RICHARD N. DE LOS REYES T O D	7.38

	T ROWE PRICE RPS INC	28.62(c)
	FBO TRP PLAN
	TRP CHINA EVOLUTION EQUITY I

	WENLI ZHENG	15.63
COMMUNICATIONS & TECHNOLOGY FUND	LPL FINANCIAL	5.32
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	9.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
COMMUNICATIONS & TECHNOLOGY FUND—I CLASS	CHARLES SCHWAB & CO INC	8.85
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	12.12
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	9.49
	FBO TRP PLAN
	TRP COMM & TECH I

	T ROWE PRICE RPS INC	11.65
	OMNIBUS ACCOUNT
	TRP MEDIA & TELECOMMUNICATION - I
DIVERSIFIED MID-CAP GROWTH FUND	NATIONAL FINANCIAL SERVICES	11.52
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
DIVERSIFIED MID-CAP GROWTH FUND—I CLASS	NATIONAL FINANCIAL SERVICES	19.99
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PIMS/PRUDENTIAL RETIREMENT	8.68
	AS NOMINEE FOR THE TTEE/CUST
	STATE OF CONNECTICUT ALTERNATE
	165 CAPITOL AVENUE
	HARTFORD CT 06106-1659

	PIMS/PRUDENTIAL RETIREMENT	24.86
	AS NOMINEE FOR THE TTEE/CUST
	STATE OF CONNECTICUT DEFERRED

	PIMS/PRUDENTIAL RETIREMENT	6.65
	AS NOMINEE FOR THE TTEE/CUST
	STATE OF CONNECTICUT SECTION

	VOYA INSTITUTIONAL TRUST COMPANY	7.22
	FBO ARVEST

FUND	SHAREHOLDER	%
DIVIDEND GROWTH FUND	CHARLES SCHWAB & CO INC	9.33
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	10.05
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MLPF&S FOR THE SOLE BENEFIT OF	6.86
	ITS CUSTOMERS

	NATIONAL FINANCIAL SERVICES	16.79
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
DIVIDEND GROWTH FUND—ADVISOR CLASS	GREAT-WEST TRUST COMPANY LLC TTEE F	5.46
	GREAT WEST IRA ADVANTAGE
	C/O FASCORE LLC

	MATRIX TRUST COMPANY AS TTEE FBO	7.29
	VISTA 401(K) RETIREMENT PLAN
	PO BOX 52129
	PHOENIX AZ 85072-2129

	NATIONAL FINANCIAL SERVICES	41.03(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
DIVIDEND GROWTH FUND—I CLASS	CHARLES SCHWAB & CO INC	8.53
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	32.27(a)
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	21.67
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
DIVIDEND GROWTH FUND—Z CLASS	SPECTRUM DIVERSIFIED EQUITY	100.00(b)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
DYNAMIC CREDIT FUND	CHARLES SCHWAB & CO INC	13.43
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	T ROWE PRICE ASSOCIATES	64.00(d)
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
DYNAMIC CREDIT FUND—I CLASS	MARTY D WILNER T O D	18.00

	T ROWE PRICE RPS INC	42.50(c)
	FBO TRP PLAN
	TRP DYNAMIC CRED I CL

	T ROWE PRICE TRUST CO	11.13
	CUST FOR THE ROLLOVER IRA OF
	ARNOLD R SCHEINBERG

	T ROWE PRICE TRUST CO	8.90
	CUST FOR THE ROLLOVER IRA OF
	FAYE E BULLEMER
DYNAMIC GLOBAL BOND FUND	NATIONAL FINANCIAL SERVICES	8.68
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	22.07
DYNAMIC GLOBAL BOND FUND—ADVISOR CLASS	LPL FINANCIAL	15.75
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	14.68
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE ASSOCIATES	69.54(d)
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
DYNAMIC GLOBAL BOND FUND—I CLASS	HORIZONDECK & CO	5.07
	C/O T ROWE PRICE ASSOC
	ATTN DYNAMIC GLOBAL BOND
	I CLASS

	LADYBIRD & CO	30.19(b)
	C/O T ROWE PRICE ASSOC
	ATTN DYNAMIC GLOBAL BOND
	I CLASS

	LADYBUG & CO	13.30
	C/O T ROWE PRICE ASSOC
	ATTN DYNAMIC GLOBAL BOND
	I CLASS

	MAC & CO	21.58
	ATTN MUTUAL FUND OPERATIONS

	MM SELECT RETIREMENT 2030 FD	7.07
	MASSMUTUAL LAW DEPARTMENT
	ATTN ANDREW GOLDBERG
	1295 STATE ST
	SPRINGFIELD MA 01111-0001

FUND	SHAREHOLDER	%
DYNAMIC GLOBAL BOND FUND—Z CLASS	RETIREMENT I 2020 FUND	5.65
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2025 FUND	6.79
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2030 FUND	6.94
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	5.16
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	13.19
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	12.66
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	12.96
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	5.48
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	7.62
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
EMERGING MARKETS BOND FUND	CHARLES SCHWAB & CO INC	5.70
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	7.66
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MORGAN STANLEY SMITH BARNEY LLC	5.29
	FOR THE EXCL BENEFIT OF ITS CUST

	PERSHING LLC	5.34

	RBC CAPITAL MARKETS LLC	6.72
	MUTUAL FUND OMNIBUS PROCESSING
	OMNIBUS
	ATTN MUTUAL FUND OPS MANAGER
	60 S 6TH ST # STREET-P08
	MINNEAPOLIS MN 55402-4413
EMERGING MARKETS BOND FUND—ADVISOR CLASS	MATRIX TRUST COMPANY CUST FBO	15.47
	MODERN FOUNDATIONS, INC 401(K) PSP

	MID ATLANTIC TRUST COMPANY FBO	16.23
	CFD LEASING, INC 401(K) PLAN
	1251 WATERFRONT PL STE 525
	PITTSBURGH PA 15222-4228

	PERSHING LLC	68.30(a)
EMERGING MARKETS BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	7.19
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CHARLES SCHWAB & CO INC	7.59
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	EDWARD D JONES & CO	33.03(a)
	FOR THE BENEFIT OF CUSTOMERS

	J.P. MORGAN SECURITIES LLC	7.05
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	SEI PRIVATE TRUST COMPANY	5.00
	C/O EDWARD JONES TRUST COMPANY

	WELLS FARGO BANK NA FBO	19.95
	OMNIBUS CASH CASH

FUND	SHAREHOLDER	%
EMERGING MARKETS BOND FUND—Z CLASS	RETIREMENT I 2020 FUND	6.07
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2025 FUND	6.66
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2030 FUND	5.52
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	5.74
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	14.19
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	12.42
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.28
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	16.88
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
EMERGING MARKETS CORPORATE BOND FUND	CHARLES SCHWAB & CO INC	19.49
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	10.83
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	40.69(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.56

FUND	SHAREHOLDER	%
EMERGING MARKETS CORPORATE BOND FUND—	LPL FINANCIAL	7.99
ADVISOR CLASS	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	82.20(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EMERGING MARKETS CORPORATE BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	67.32(a)
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	J.P. MORGAN SECURITIES LLC	27.57(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EMERGING MARKETS CORPORATE MULTI-SECTOR	BALTIMORE EQUITABLE SOCIETY	9.07
ACCOUNT PORTFOLIO	ATTN MARY HARLEE

	GENERAL DYNAMICS CORP 401K	54.65(a)
	PLAN MASTER TRUST CP

	ILLINOIS STUDENT ASSISTANCE	7.83
	COMMISSION
	ATTN ROGER ROJAS

	T ROWE PRICE ASSOCIATES	28.46(d)
	ATTN FINANCIAL REPORTING DEPT
EMERGING MARKETS LOCAL CURRENCY BOND FUND	CHARLES SCHWAB & CO INC	12.94
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	36.78(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	11.85
	OUR CUSTOMERS
EMERGING MARKETS LOCAL CURRENCY BOND FUND—	NATIONAL FINANCIAL SERVICES	60.33(a)
ADVISOR CLASS	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	28.75(a)

	TD AMERITRADE INC FBO	6.77
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
EMERGING MARKETS LOCAL CURRENCY BOND FUND—	CHARLES SCHWAB & CO INC	40.39(a)
I CLASS	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	FIDELITY DEPOSIT AND DISCOUNT BANK	5.01
	FIDELITY DEPOSIT AND DISCOUNT BANK
	101 N BLAKELY ST
	DUNMORE PA 18512-1900

	HORIZONDECK & CO	23.44
	C/O T ROWE PRICE ASSOC
	ATTN GLOBAL ALLOCATION FUND
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	PERSHING LLC	22.41
EMERGING MARKETS LOCAL CURRENCY BOND FUND—	SPECTRUM INCOME FUND	100.00(b)
Z CLASS	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
EMERGING MARKETS LOCAL MULTI-SECTOR	BALTIMORE EQUITABLE SOCIETY	18.79
ACCOUNT PORTFOLIO	ATTN MARY HARLEE

	T ROWE PRICE ASSOCIATES	81.21(d)
	ATTN FINANCIAL REPORTING DEPT
EQUITY INCOME FUND	NATIONAL FINANCIAL SERVICES	8.53
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO	5.22
	ATTN TRPS INST CONTROL DEPT
EQUITY INCOME FUND—ADVISOR CLASS	MORGAN STANLEY SMITH BARNEY LLC	5.76
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	52.45(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
EQUITY INCOME FUND—I CLASS	EDWARD D JONES & CO	22.35
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	16.89
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TD AMERITRADE INC FBO	9.83
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
EQUITY INCOME FUND—R CLASS	AMERICAN UNITED LIFE	11.93
	AMERICAN UNIT TRUST
	ATTN SEPARATE ACCOUNTS
	PO BOX 368
	INDIANAPOLIS IN 46206-0368

	AMERICAN UNITED LIFE	17.05
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	DCGT AS TTEE AND/OR CUST	5.16
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	HARTFORD LIFE INSURANCE CO	10.88
	SEPARATE ACCOUNT
	ATTN UNIT OPERATIONS
	PO BOX 2999
	HARTFORD CT 06104-2999

	NATIONWIDE TRUST CO FSB	9.15
	C/O IPO PORTFOLIO ACCTG
EQUITY INCOME FUND—Z CLASS	SPECTRUM DIVERSIFIED EQUITY	41.25(b)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	58.75(b)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
EQUITY INDEX 500 FUND	T ROWE PRICE TRUST CO	7.26
	ATTN RPS CONTROL DEPT
EQUITY INDEX 500 FUND—I CLASS	EDUCATION TRUST OF ALASKA	9.84
	TOTAL EQUITY MARKET INDEX PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	MARYLAND COLLEGE INVESTMENT PLAN	10.98
	EQUITY INDEX 500 PORTFOLIO
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	7.29
	GLOBAL EQUITY MARKET INDEX
	ATTN FUND ACCOUNTING

FUND	SHAREHOLDER	%
EQUITY INDEX 500 FUND—Z CLASS	RETIREMENT I 2030 FUND	7.13
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	7.95
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	6.95
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	8.79
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	13.37
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.79
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
EXTENDED EQUITY MARKET INDEX FUND	TD AMERITRADE INC FBO	5.70
	OUR CUSTOMERS
FINANCIAL SERVICES FUND	CHARLES SCHWAB & CO INC	5.80
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	10.19
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	12.43
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	6.68

	WELLS FARGO CLEARING SERVICES LLC	5.04
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS

FUND	SHAREHOLDER	%
FINANCIAL SERVICES FUND—I CLASS	AFFILIATED FM INSURANCE CO.	32.41(a)
	270 CENTRAL AVE
	JOHNSTON RI 02919-4923

	CHARLES SCHWAB & CO INC	6.91
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	6.62
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	7.62

	T ROWE PRICE RPS INC	8.24
	FBO TRP PLAN
	TRP FINANCIAL SERVICES I
GLOBAL CONSUMER FUND	CHARLES SCHWAB & CO INC	6.30
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	37.71(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
GLOBAL HIGH INCOME BOND FUND	NATIONAL FINANCIAL SERVICES	14.10
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	TD AMERITRADE INC FBO	5.43
	OUR CUSTOMERS
GLOBAL HIGH INCOME BOND FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	13.23
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	22.42
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	33.21(a)

	TD AMERITRADE INC FBO	31.12(a)
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
GLOBAL HIGH INCOME BOND FUND—I CLASS	CHARLES SCHWAB & CO INC	11.45
	ATTN MUTUAL FUNDS

	MAC & CO	9.76
	ATTN MUTUAL FUND OPERATIONS

	MAC & CO	12.64
	ATTN MUTUAL FUND OPERATIONS

	MAC & CO	12.33
	ATTN MUTUAL FUND OPERATIONS

	NATIONAL FINANCIAL SERVICES	32.24(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	WELLS FARGO BANK NA FBO	5.07
	RALEYS PENSION PLAN BLACKROCK
GLOBAL INDUSTRIALS FUND	CHARLES SCHWAB & CO INC	9.78
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	16.39
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	25.01(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	6.33

	TD AMERITRADE INC FBO	10.10
	OUR CUSTOMERS
GLOBAL INDUSTRIALS FUND—I CLASS	CHARLES SCHWAB & CO INC	6.26
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	35.86(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	7.02

	SUTTER HEALTH	45.39(a)
	2200 RIVER PLAZA DR
	SACRAMENTO CA 95833-4134

FUND	SHAREHOLDER	%
GLOBAL REAL ESTATE FUND	CHARLES SCHWAB & CO INC	7.12
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	TD AMERITRADE INC FBO	9.39
	OUR CUSTOMERS
GLOBAL REAL ESTATE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	8.46
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	GREAT-WEST LIFE & ANNUITY	16.35
	FBO FUTURE FUNDS II
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	GREAT-WEST TRUST COMPANY LLC FBO	40.87(a)
	EMPLOYEE BENEFITS CLIENTS 401K
GLOBAL REAL ESTATE FUND—I CLASS	CHARLES SCHWAB & CO INC	8.70
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	JOHN B CARTER	10.22

	NATIONAL FINANCIAL SERVICES	30.99(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	21.06
	FBO TRP PLAN
	TRP GLOBAL REAL ESTATE I
GLOBAL TECHNOLOGY FUND	CHARLES SCHWAB & CO INC	5.08
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CHARLES SCHWAB & CO INC	5.16
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	10.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
GLOBAL TECHNOLOGY FUND—I CLASS	AFFILIATED FM INSURANCE CO.	7.03

	CHARLES SCHWAB & CO INC	11.17
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	DCGT AS TTEE AND/OR CUST	6.71
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	20.19
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	6.86
	FBO TRP PLAN
	TRP GLOBAL TECHNOLOGY I
GROWTH STOCK FUND	CHARLES SCHWAB & CO INC	7.00
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	LPL FINANCIAL	5.69
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	NATIONAL FINANCIAL SERVICES	11.93
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	9.91
	ATTN TRPS INST CONTROL DEPT
GROWTH STOCK FUND—ADVISOR CLASS	NATIONAL FINANCIAL SERVICES	8.92
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NATIONWIDE LIFE INSURANCE COMPANY	6.00
	NACO
	C/O IPO PORTFOLIO ACCOUNTING

	NATIONWIDE LIFE INSURANCE COMPANY	13.83
	DCVA
	C/O IPO PORTFOLIO ACCOUNTING

	VANTAGETRUST - UNITIZED	30.16(a)
	C/O ICMA RETIREMENT CORPORATION
	777 NORTH CAPITOL STREET NE
	WASHINGTON DC 20002-4239

FUND	SHAREHOLDER	%
GROWTH STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	10.14
	ATTN MUTUAL FUNDS

	CHARLES SCHWAB & CO INC	5.74
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	15.20
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
GROWTH STOCK FUND—R CLASS	AXA EQUITABLE FOR SA	10.52

	HARTFORD LIFE INSURANCE CO	7.64
	SEPARATE ACCOUNT
	ATTN UNIT OPERATIONS

	STATE STREET BANK AND TRUST AS	16.13
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	UMB BANK N/A	10.06
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS

	UMB BANK NA SFR	11.06
	FBO FIDUCIARY FOR TAX DEFERRED
	ACCOUNTS GROUP

FUND	SHAREHOLDER	%
GROWTH STOCK FUND—Z CLASS	RETIREMENT I 2030 FUND	5.36
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	6.35
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	10.78
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	6.16
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.02
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	8.10
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	6.62
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.87
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
HEALTH SCIENCES FUND	CHARLES SCHWAB & CO INC	5.14
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	9.59
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
HEALTH SCIENCES FUND—I CLASS	CHARLES SCHWAB & CO INC	13.53
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	15.83
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	6.95
	FBO TRP PLAN
	T ROWE PRICE HEALTH SCNCS I

	T ROWE PRICE RPS INC	5.57
	OMNIBUS ACCOUNT
	TRP HEALTH SCIENCES - I
INSTITUTIONAL EMERGING MARKETS BOND FUND	CHARLES SCHWAB & CO INC	15.61
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	GREAT-WEST TRUST COMPANY LLC TTEE F	7.85
	C/O MUTUAL FUND TRADING
	RECORDKEEPING FOR VARIOUS BENEFIT P

	HORIZONDECK & CO	9.22
	C/O T ROWE PRICE ASSOC
	ATTN GLOBAL ALLOCATION FUND

	LADYBIRD & CO	26.18(b)
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY INCOME FD

	LADYBUG & CO	16.78
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY BALANCED FD

	LAKESIDE & CO	9.27
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY GROWTH FUND

FUND	SHAREHOLDER	%
INSTITUTIONAL LARGE-CAP CORE GROWTH FUND	NATIONAL FINANCIAL SERVICES	33.30(a)
	FOR EXCLUSIVE BENEFIT OF OUR
	CUSTOMERS
	RUSS LENNON

	STATE STREET BANK AS DIRECTED	5.17
	TRUSTEE FOR NEW YORK LIFE PROGRESS-
	SHARING INVESTMENTPROGRAM TRUST
	1 LINCOLN ST
	BOSTON MA 02111-2901

	VANGUARD FIDUCIARY TRUST COMPANY	5.85
	T ROWE INSTITUTIONAL CLASS
	ATTN OUTSIDE FUNDS/SCOTT GELLERT
	PO BOX 2600 L-24
	VALLEY FORGE PA 19482-2600
INSTITUTIONAL MID-CAP EQUITY GROWTH FUND	CHARLES SCHWAB & CO INC	6.07
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	KY PUBLIC EMP DEF COMP AUTHORITY	6.91
	C/O NATIONWIDE AS CUSTODIAN &
	RECORDKEEPER
	IPO PORTFOLIO ACCOUNTING
	PO BOX 182029
	COLUMBUS OH 43218-2029

	NATIONAL FINANCIAL SERVICES	29.75(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	THE STATE OF WISCONSIN DEF COMP BRD	9.79
	STATE OF WISCONSIN DCP
	C/O FASCORE LLC
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	VANGUARD FIDUCIARY TRUST COMPANY	7.19
	T ROWE INSTITUTIONAL CLASS
	ATTN OUTSIDE FUNDS/SCOTT GELLERT

FUND	SHAREHOLDER	%
INSTITUTIONAL SMALL-CAP STOCK FUND	NATIONAL FINANCIAL SERVICES	24.50
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NORTHERN TRUST CUST	10.31
	FBO PFIZER SAVINGS AND
	INVESTMENT PLAN

	STATE OF MINNESOTA	17.74
	FBO MINNESOTA STATE RETIREMENT SYST
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

	T ROWE PRICE RPS INC.	9.59
	OMNIBUS
	INSTL SMALL CAP STOCK

	VANGUARD FIDUCIARY TRUST COMPANY	16.33
	T ROWE INSTITUTIONAL CLASS
	ATTN OUTSIDE FUNDS/SCOTT GELLERT
INTERNATIONAL BOND FUND (USD HEDGED)	PERSHING LLC	15.29
INTERNATIONAL BOND FUND (USD HEDGED)—	T ROWE PRICE ASSOCIATES	100.00(d)
ADVISOR CLASS	ATTN FINANCIAL REPORTING DEPT
INTERNATIONAL BOND FUND (USD HEDGED)—I CLASS	CHARLES SCHWAB & CO INC	5.07
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	LADYBIRD & CO	28.10(b)
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY INCOME FD

	LADYBUG & CO	21.92
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY BALANCED FD

	LAKESIDE & CO	17.20
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY GROWTH FUND

	NATIONAL FINANCIAL SERVICES	20.64
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
INTERNATIONAL BOND FUND (USD HEDGED)—Z CLASS	RETIREMENT I 2020 FUND	5.63
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2025 FUND	6.76
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2030 FUND	6.85
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2015	5.24
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	13.18
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	12.62
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	12.80
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	5.40
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	SPECTRUM INCOME FUND	7.13
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
INTERNATIONAL BOND FUND	CHARLES SCHWAB & CO INC	10.53
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	11.69
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
INTERNATIONAL BOND FUND—ADVISOR CLASS	MORGAN STANLEY SMITH BARNEY LLC	15.59
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	18.27
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.53

	TD AMERITRADE INC FBO	30.84(a)
	OUR CUSTOMERS

	VOYA INSTITUTIONAL TRUST COMPANY	7.37
INTERNATIONAL BOND FUND—I CLASS	EDWARD D JONES & CO	8.43
	FOR THE BENEFIT OF CUSTOMERS

	HORIZONDECK & CO	9.18
	C/O T ROWE PRICE ASSOC
	ATTN GLOBAL ALLOCATION FUND

	MARYLAND COLLEGE INVESTMENT PLAN	5.10
	BALANCED PORTFOLIO
	T ROWE PRICE FUND ACCOUNTING

	NONAB & CO	5.02
	C/O CITIZENS & NORTHERN BANK
	90-92 MAIN STREET
	WELLSBORO PA 16901-1517

	PERSHING LLC	13.18

	TD AMERITRADE INC FBO	43.78(a)
	OUR CUSTOMERS
INTERNATIONAL BOND FUND—Z CLASS	SPECTRUM INCOME FUND	100.00(b)
	T. ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
MID-CAP GROWTH FUND	CHARLES SCHWAB & CO INC	6.07
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	13.84
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO	13.65
	ATTN ASSET RECONCILIATIONS

	WELLS FARGO CLEARING SERVICES LLC	5.93
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
MID-CAP GROWTH FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	7.05
	SEPARATE ACCOUNT D

	DCGT AS TTEE AND/OR CUST	6.24
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	32.14(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	NATIONWIDE LIFE INSURANCE COMPANY	8.42
	NWPPVAII
	C/O IPO PORTFOLIO ACCOUNTING
MID-CAP GROWTH FUND—I CLASS	CHARLES SCHWAB & CO INC	16.37
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	21.72
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

FUND	SHAREHOLDER	%
MID-CAP GROWTH FUND—R CLASS	AMERICAN UNITED LIFE	16.68
	SEPARATE ACCOUNT II
	ATTN SEPARATE ACCOUNTS

	GREAT-WEST TRUST COMPANY LLC	9.12
	VARIOUS FASCORE LLC RECORDKEPT PLAN
	C/O FASCORE LLC

	NATIONAL FINANCIAL SERVICES	9.85

	NATIONWIDE TRUST CO FSB	14.37
	C/O IPO PORTFOLIO ACCTG

	VOYA INSTITUTIONAL TRUST COMPANY	5.07

	VOYA RETIREMENT INS & ANNUITY CO	14.04

FUND	SHAREHOLDER	%
MID-CAP GROWTH FUND—Z CLASS	RETIREMENT I 2030 FUND	5.43
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.37
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.85
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.64
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.31
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	11.16
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	8.01
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	6.02
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.35
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
MID-CAP INDEX FUND	T ROWE PRICE ASSOCIATES	100.00(d)
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
MID-CAP INDEX FUND—I CLASS	EDUCATION TRUST OF ALASKA	8.17
	ACT PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	EDUCATION TRUST OF ALASKA	42.31(a)
	TOTAL EQUITY MARKET INDEX PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	MARYLAND COLLEGE INVESTMENT PLAN	16.70
	EXTENDED EQUITY INDEX PORTFOLIO
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	30.82(a)
	GLOBAL EQUITY MARKET INDEX
	ATTN FUND ACCOUNTING
MID-CAP INDEX FUND—Z CLASS	RETIREMENT BLEND 2020 FUND	6.13
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2025 FUND	11.92
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2030 FUND	10.85
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2035 FUND	17.67
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2040 FUND	16.33
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2045 FUND	14.24
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2050 FUND	8.31
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
MID-CAP VALUE FUND	NATIONAL FINANCIAL SERVICES	10.63
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	5.63
	OMNIBUS ACCT
	NEW BUSINESS GROUP FOR
MID-CAP VALUE FUND—ADVISOR CLASS	AMERITAS LIFE INSURANCE CORP	13.00
	SEPARATE ACCOUNT D

	GREAT-WEST TRUST COMPANY LLC	5.63
	VARIOUS FASCORE LLC RECORDKEPT PLAN
	C/O FASCORE LLC

	GREAT-WEST TRUST COMPANY LLC TTEE F	5.64
	RECORDKEEPING FOR LARGE BENEFIT PL

	LINCOLN RETIREMENT SERVICES CO	5.72
	FBO CAROLINAEAST MEDICAL CENTER 40
	PO BOX 7876
	FORT WAYNE IN 46801-7876

	NATIONAL FINANCIAL SERVICES	17.95
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	STATE STREET BANK AND TRUST AS	12.84
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT
MID-CAP VALUE FUND—I CLASS	CHARLES SCHWAB & CO INC	6.38
	ATTN MUTUAL FUNDS

	EDWARD D JONES & CO	8.43
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	20.62
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	STATE OF SOUTH CAROLINA TRUSTEE	6.02
	C/O FASCORE LLC
	FBO STATE OF SOUTH CAROLINA 401K
	8515 E ORCHARD RD 2T2
	GREENWOOD VLG CO 80111-5002

FUND	SHAREHOLDER	%
MID-CAP VALUE FUND—R CLASS	NATIONWIDE TRUST CO FSB	37.65(a)
	C/O IPO PORTFOLIO ACCTG

	STATE STREET BANK AND TRUST AS	41.49(a)
	TRUSTEE AND/OR CUSTODIAN
	FBO ADP ACCESS PRODUCT

	VOYA RETIREMENT INS & ANNUITY CO	5.49
MID-CAP VALUE FUND—Z CLASS	RETIREMENT I 2030 FUND	5.78
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.73
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.66
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.50
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.02
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.86
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.82
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.96
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.25
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
NEW ERA FUND	NATIONAL FINANCIAL SERVICES	9.81
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
NEW ERA FUND—I CLASS	NATIONAL FINANCIAL SERVICES	52.91(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	TD AMERITRADE INC FBO	10.73
	OUR CUSTOMERS
NEW HORIZONS FUND	NATIONAL FINANCIAL SERVICES	14.55
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE TRUST CO INC	11.98
	ATTN TRPS INST CONTROL DEPT
NEW HORIZONS FUND—I CLASS	NATIONAL FINANCIAL SERVICES	30.31(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	T ROWE PRICE RPS INC	6.22
	OMNIBUS
	TRP NEW HORIZONS FUND-I

FUND	SHAREHOLDER	%
NEW HORIZONS FUND—Z CLASS	RETIREMENT I 2030 FUND	5.68
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.60
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.59
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.39
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	6.79
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.59
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.68
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.92
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.26
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
QM GLOBAL EQUITY FUND	CHARLES SCHWAB & CO INC	11.71
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	T ROWE PRICE ASSOCIATES	58.97(d)
	ATTN FINANCIAL REPORTING DEPT
QM GLOBAL EQUITY FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	100.00(d)
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
QM GLOBAL EQUITY FUND—I CLASS	CHARLES SCHWAB & CO INC	9.93
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	T ROWE PRICE ASSOCIATES	31.70(d)
	ATTN FINANCIAL REPORTING DEPT

	T ROWE PRICE RPS INC	38.11(c)
	FBO TRP PLAN
	QM GLOBAL EQUITY FUND I

	T ROWE PRICE TRUST CO	9.26
	CUST FOR THE IRA OF
	ANNE W CANNON

	T ROWE PRICE TRUST CO	6.87
	CUST FOR THE ROTH IRA OF
	KENNETH C KOROKNAY
QM U.S. SMALL & MID-CAP CORE EQUITY FUND	LPL FINANCIAL	14.05
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	PERSHING LLC	10.84
QM U.S. SMALL & MID-CAP CORE EQUITY FUND—	PERSHING LLC	41.97(a)
ADVISOR CLASS
	T ROWE PRICE ASSOCIATES	42.87(d)
	ATTN FINANCIAL REPORTING DEPT
QM U.S. SMALL & MID-CAP CORE EQUITY FUND—I CLASS	CHARLES SCHWAB & CO INC	5.95
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CHARLES SCHWAB & CO INC	36.76(a)
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	NATIONAL FINANCIAL SERVICES	15.59
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PERSHING LLC	24.98

FUND	SHAREHOLDER	%
QM U.S. SMALL-CAP GROWTH EQUITY FUND	LPL FINANCIAL	9.43
	OMNIBUS CUSTOMER ACCOUNT
	ATTN MUTUAL FUND TRADING

	MLPF&S FOR THE SOLE BENEFIT OF	6.08
	ITS CUSTOMERS

	MORGAN STANLEY SMITH BARNEY LLC	10.14
	FOR THE EXCL BENEFIT OF ITS CUST

	NATIONAL FINANCIAL SERVICES	15.16
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	6.14

	WELLS FARGO CLEARING SERVICES LLC	5.52
	SPECIAL CUSTODY ACCT FOR THE
	EXCLUSIVE BENEFIT OF CUSTOMERS
QM U.S. SMALL-CAP GROWTH EQUITY FUND—	JOHN HANCOCK TRUST COMPANY LLC	24.43
ADVISOR CLASS
	NATIONAL FINANCIAL SERVICES	21.27
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	UMB BANK CUSTODIAN	45.15(a)
	SECURITY FINANCIAL RESOURCES
QM U.S. SMALL-CAP GROWTH EQUITY FUND—I CLASS	CHARLES SCHWAB & CO INC	16.24
	ATTN MUTUAL FUND DEPT

	EDWARD D JONES & CO	6.59
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	16.48
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PERSHING LLC	5.62

	STATE STREET BANK AND TRUST COMPANY	15.32
	AS TRUSTEE OF THE TRUST FOR THE NEW
	YORK STATE DC PLAN
	1200 CROWN COLONY DR
	QUINCY MA 02169-0938
QM U.S. VALUE EQUITY FUND	T ROWE PRICE ASSOCIATES	26.10(d)
	ATTN FINANCIAL REPORTING DEPT

FUND	SHAREHOLDER	%
QM U.S. VALUE EQUITY FUND—ADVISOR CLASS	T ROWE PRICE ASSOCIATES	100.00(d)
	ATTN FINANCIAL REPORTING DEPT
QM U.S. VALUE EQUITY FUND—I CLASS	JACKYE A MCDANIEL AGENT TRP/POA	5.35
	T ROWE PRICE
	TRUST CO CUST FOR THE ROLLOVER
	IRA OF JOHN B MCDANIEL JR.

	T ROWE PRICE RPS INC	35.14(c)
	FBO TRP PLAN
	QM US VALUE EQUITY FUND I

	T ROWE PRICE TRUST CO	5.16
	CUST FOR THE ROLLOVER IRA OF
	THOMAS STANSBURY

	T ROWE PRICE TRUST CO	6.54
	CUST FOR THE ROTH IRA OF
	DAVID B ELSEROAD SR

	TD AMERITRADE INC FBO	5.41
	OUR CUSTOMERS
REAL ASSETS FUND	NATIONAL FINANCIAL SERVICES	5.87
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.50

	RAYMOND JAMES	17.86
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER

	T ROWE PRICE SERVICES INC FBO	5.63
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2021-2024
	ATTN DAWN WAGNER FIXED INCOME

	T ROWE PRICE SERVICES INC FBO	7.88
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2025-2028
	ATTN DAWN WAGNER FIXED INCOME

	T ROWE PRICE SERVICES INC FBO	7.29
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2029-2032
	ATTN DAWN WAGNER FIXED INCOME

FUND	SHAREHOLDER	%
REAL ASSETS FUND—I CLASS	BREAD & CO	19.08
	C/O T ROWE PRICE ASSOC
	ATTN BALANCED FUND

	LADYBIRD & CO	5.94
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY INCOME FD

	LADYBUG & CO	9.05
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY BALANCED FD

	LAKESIDE & CO	17.87
	C/O T ROWE PRICE ASSOC
	ATTN PERS STRATEGY GROWTH FUND

FUND	SHAREHOLDER	%
REAL ASSETS FUND—Z CLASS	RETIREMENT I 2030 FUND	5.85
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.65
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.52
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	5.64
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.06
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	10.88
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.72
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.88
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.23
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
REAL ESTATE FUND	NATIONAL FINANCIAL SERVICES	26.18(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
REAL ESTATE FUND—ADVISOR CLASS	DCGT AS TTEE AND/OR CUST	5.31
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	GREAT-WEST TRUST COMPANY LLC FBO	17.33
	EMPLOYEE BENEFITS CLIENTS 401K

	NATIONAL FINANCIAL SERVICES	19.64
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	5.72
REAL ESTATE FUND—I CLASS	CHARLES SCHWAB & CO INC	12.53
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	CHARLES SCHWAB & CO INC	7.75
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUNDS

	INTERNATIONAL PAPER COMPANY	6.58
	AGGRESSIVE PORTFOLIO
	281 TRESSER BLVD
	STAMFORD CT 06901-3284

	INTERNATIONAL PAPER COMPANY	10.77
	MODERATE PORTFOLIO

	NATIONAL FINANCIAL SERVICES	13.96
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

	PIMS/PRUDENTIAL RETIREMENT	5.82
	C/O IBEW-NECA SERVICE CENTER INC
	AS NOMINEE FOR THE TTEE/CUST
	LOCAL NO 1 IBEW PENSION
	5735 ELIZABETH AVENUE
	ST LOUIS MO 63110-2801

	T ROWE PRICE RPS INC	6.07
	FBO TRP PLAN
	T ROWE PRICE REAL ESTATE I

	TD AMERITRADE INC FBO	5.46
	OUR CUSTOMERS

FUND	SHAREHOLDER	%
SCIENCE & TECHNOLOGY FUND	JOHN HANCOCK LIFE	8.48
	INSURANCE CO USA
	ATTN JHRPS TRADING OPS ST6

	T ROWE PRICE RPS INC	5.67
	OMNIBUS
	PLAN #
	NEW BUSINESS-CONV ASSTS
SCIENCE & TECHNOLOGY FUND—ADVISOR CLASS	FIIOC AS AGENT	5.38
	FBO CLEAN ENERGY 401K PLAN

	VOYA INSTITUTIONAL TRUST COMPANY	8.19

	VOYA RETIREMENT INS & ANNUITY CO	26.70(a)
SCIENCE & TECHNOLOGY FUND—I CLASS	DCGT AS TTEE AND/OR CUST	6.33
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	5.39
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	T ROWE PRICE RPS INC	15.13
	FBO TRP PLAN
	T ROWE PRICE SCI & TECH I

	T ROWE PRICE RPS INC	15.05
	OMNIBUS ACCOUNT
	TRP SCIENCE AND TECHNOLOGY - I
SMALL-CAP INDEX FUND	T ROWE PRICE ASSOCIATES	100.00(d)
	ATTN FINANCIAL REPORTING DEPT
SMALL-CAP INDEX FUND—I CLASS	EDUCATION TRUST OF ALASKA	7.25
	ACT PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	EDUCATION TRUST OF ALASKA	42.59(a)
	TOTAL EQUITY MARKET INDEX PORTFOLIO
	C/O T ROWE PRICE ASSOCIATES
	ATTN DAWN WAGNER FIXED INCOME

	MARYLAND COLLEGE INVESTMENT PLAN	17.17
	EXTENDED EQUITY INDEX PORTFOLIO
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	30.96(a)
	GLOBAL EQUITY MARKET INDEX
	ATTN FUND ACCOUNTING

FUND	SHAREHOLDER	%
SMALL-CAP INDEX FUND—Z CLASS	RETIREMENT BLEND 2020 FUND	6.12
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2025 FUND	11.88
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2030 FUND	10.87
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2035 FUND	17.62
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2040 FUND	16.44
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2045 FUND	14.32
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT BLEND 2050 FUND	8.27
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
SMALL-CAP STOCK FUND	NATIONAL FINANCIAL SERVICES	10.17
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
SMALL-CAP STOCK FUND—ADVISOR CLASS	DCGT AS TTEE AND/OR CUST	12.04
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	LINCOLN INVESTMENT PLANNING, LLC	13.49
	FBO LINCOLN CUSTOMERS

	NATIONAL FINANCIAL SERVICES	19.44
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RELIANCE TRUST COMPANY FBO	11.74
	MASSMUTUAL REGISTERED PRODUCT

FUND	SHAREHOLDER	%
SMALL-CAP STOCK FUND—I CLASS	CHARLES SCHWAB & CO INC	9.70
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	DCGT AS TTEE AND/OR CUST	7.52
	ATTN NPIO TRADE DESK
	FBO PLIC VARIOUS RETIREMENT PLANS
	OMNIBUS

	NATIONAL FINANCIAL SERVICES	18.28
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT
SMALL-CAP STOCK FUND—Z CLASS	RETIREMENT I 2030 FUND	5.94
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.69
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	10.06
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	6.00
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.59
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	11.53
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	8.23
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	6.21
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2050	5.40
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

FUND	SHAREHOLDER	%
SMALL-CAP VALUE FUND	NATIONAL FINANCIAL SERVICES	11.31
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	RAYMOND JAMES	16.79
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER
SMALL-CAP VALUE FUND—ADVISOR CLASS	CHARLES SCHWAB & CO INC	15.96
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	33.18(a)
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

	PERSHING LLC	8.61

	RAYMOND JAMES	6.85
	OMNIBUS FOR MUTUAL FUNDS
	HOUSE ACCT
	ATTN COURTNEY WALLER
SMALL-CAP VALUE FUND—I CLASS	CHARLES SCHWAB & CO INC	7.72
	ATTN MUTUAL FUNDS

	EDWARD D JONES & CO	18.61
	FOR THE BENEFIT OF CUSTOMERS

	NATIONAL FINANCIAL SERVICES	17.41
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS
	ATTN MUTUAL FUNDS DEPT

FUND	SHAREHOLDER	%
SMALL-CAP VALUE FUND—Z CLASS	RETIREMENT I 2030 FUND	5.92
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT I 2040 FUND	5.42
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2040	9.21
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2020	6.00
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2025	7.47
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2030	11.11
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2035	7.63
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT

	RETIREMENT PORTFOLIO 2045	5.67
	T ROWE PRICE ASSOCIATES
	ATTN FUND ACCOUNTING DEPT
SPECTRUM DIVERSIFIED EQUITY FUND—I CLASS	JIM MURPHY TRUSTEE	13.14
	T ROWE PRICE FOUNDATION INC
	100 E PRATT ST
	BALTIMORE MD 21202-1009

	T ROWE PRICE RPS INC	6.82
	FBO TRP PLAN
	TRP SPECTRUM DIV EQUITY-I

FUND	SHAREHOLDER	%
SPECTRUM INCOME FUND	T ROWE PRICE SERVICES INC FBO	5.98
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2021-2024
	ATTN DAWN WAGNER FIXED INCOME

	T ROWE PRICE SERVICES INC FBO	5.18
	EDUCATION TRUST OF ALASKA
	PORTFOLIO 2025-2028
	ATTN DAWN WAGNER FIXED INCOME

	T ROWE PRICE TRUST CO INC	7.91
	ATTN TRPS INST CONTROL DEPT
SPECTRUM INCOME FUND—I CLASS	EDUCATION TRUST OF ALASKA	5.98
	PORTFOLIO 2024
	C/O T ROWE PRICE ASSOCIATES
	ATTN FIXED INCOME

	EDUCATION TRUST OF ALASKA	9.01
	PORTFOLIO 2027
	C/O T ROWE PRICE ASSOCIATES
	ATTN FIXED INCOME

	EDUCATION TRUST OF ALASKA	6.15
	PORTFOLIO 2030
	C/O T ROWE PRICE ASSOCIATES
	ATTN FIXED INCOME

	MARYLAND COLLEGE INVESTMENT PLAN	14.59
	PORTFOLIO 2024
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	24.20
	PORTFOLIO 2027
	ATTN FUND ACCOUNTING

	MARYLAND COLLEGE INVESTMENT PLAN	11.89
	PORTFOLIO 2030
	ATTN FUND ACCOUNTING
SPECTRUM INTERNATIONAL EQUITY FUND	CHARLES SCHWAB & CO INC	19.47
	REINVEST ACCOUNT
	ATTN MUTUAL FUND DEPT

	NATIONAL FINANCIAL SERVICES	7.02
	FOR THE EXCLUSIVE BENEFIT
	OF OUR CUSTOMERS

FUND	SHAREHOLDER	%
SPECTRUM INTERNATIONAL EQUITY FUND—I CLASS	BAND & CO C/O US BANK NA	6.03

	CHARLES SCHWAB & CO INC	7.97
	SPECIAL CUSTODY A/C FBO CUSTOMERS
	ATTN MUTUAL FUND DEPT

	SAXON & CO	6.74

	T ROWE PRICE RPS INC	5.92
	FBO TRP PLAN
	TRP SPECTRUM INTL EQUITY-I

(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.
(b)

The indicated percentage of the outstanding shares of this fund are owned by another T. Rowe Price fund and held in the nominee name indicated. Shares of the fund are “echo-voted” by the T. Rowe Price fund that owns the shares in the same proportion that the shares of the underlying fund are voted by other shareholders.

(c)

T. Rowe Price Retirement Plan Services, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc., which is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. T. Rowe Price Retirement Plan Services, Inc. is not the beneficial owner of these shares. Such shares are held of record by T. Rowe Price Retirement Plan Services, Inc. and are normally voted by various retirement plans and retirement plan participants.

(d)

T. Rowe Price Associates, Inc. is a wholly owned subsidiary of T. Rowe Price Group, Inc., each a Maryland corporation. Shares owned by T. Rowe Price Associates, Inc. may represent discretionary investments and/or a contribution to the fund at its inception that provided the fund with sufficient capital to invest in accordance with its investment program. At the level of ownership indicated, T. Rowe Price Associates, Inc. may be able to determine the outcome of most issues that were submitted to shareholders for vote.

INVESTMENT MANAGEMENT AGREEMENTS

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund. For certain Price Funds, T. Rowe Price has entered into an investment sub-advisory agreement with Price International, Price Hong Kong, Price Japan, and/or Price Singapore. Effective March 7, 2022, T. Rowe Price will enter into a subadvisory agreement with Price Investment Management with respect to certain Price Funds. T. Rowe Price, Price International, Price Hong Kong, Price Investment Management, Price Japan, and Price Singapore are hereinafter referred to collectively as “Investment Managers.” T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Price International and Price Investment Management are wholly-owned subsidiaries of T. Rowe Price. Price Hong Kong, Price Japan, and Price Singapore are wholly owned subsidiaries of Price International.

Investment Management Services

Under the Investment Management Agreements, T. Rowe Price is responsible for supervising and overseeing investments of the funds in accordance with the funds’ investment objectives, programs, and restrictions as provided in the funds’ prospectuses and this SAI. In addition, T. Rowe Price provides the funds with certain corporate administrative services, including maintaining the funds’ corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds’ custodians, fund accounting vendor, and transfer agent; assisting the funds in the coordination of such agents’ activities; and permitting employees of the Investment Managers to serve as officers, directors, and committee members of the funds without cost to the funds. For those Price Funds for which T. Rowe Price has not entered into a subadvisory agreement, T. Rowe Price is responsible for making discretionary investment decisions on behalf of the funds and is generally responsible for effecting security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

With respect to the Africa & Middle East, Dynamic Global Bond, Emerging Europe, Emerging Markets Local Currency Bond, Emerging Markets Stock, European Stock, Global Allocation, Global High Income Bond, Global Impact Equity, Global Multi-Sector Bond, Global Value Equity, Institutional Emerging Markets Equity, Institutional International

Disciplined Equity, International Bond, International Bond Fund (USD Hedged), International Disciplined Equity, International Discovery, International Equity Index, International Value Equity, Latin America, Multi-Strategy Total Return, and New Asia Funds, and the Emerging Markets Local Multi-Sector Account Portfolio, T. Rowe Price has entered into a subadvisory agreement with Price International under which, subject to the supervision of T. Rowe Price, Price International is authorized to trade securities and make discretionary investment decisions on behalf of each fund. Under the subadvisory agreement, Price International is responsible for effecting all securities transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

With respect to the Global Allocation, Japan, Real Assets, and International Discovery Funds, T. Rowe Price has entered into a subadvisory agreement with Price Japan under which, subject to the supervision of T. Rowe Price, Price Japan is authorized to trade securities and make discretionary investment decisions with respect to all or a portion of each fund’s portfolio.

With respect to the Asia Opportunities, Emerging Markets Stock, Global Allocation, and Institutional Emerging Markets Equity Funds, T. Rowe Price has entered into a subadvisory agreement with Price Singapore under which, subject to the supervision of T. Rowe Price, Price Singapore is authorized to make discretionary investment decisions and delegate the trading of securities with respect to all or a portion of each fund’s portfolio.

With respect to the China Evolution Equity, Emerging Markets Corporate Bond Fund, Emerging Markets Corporate Multi-Sector Account Portfolio, Emerging Markets Discovery Stock, Global Allocation, Global High Income Bond Fund, Global Multi-Sector Bond Fund, Global Real Estate, Inflation Protected Bond Fund, International Bond Fund, International Bond Fund (USD Hedged), International Discovery, Limited Duration Inflation Focused Bond Fund, Multi-Strategy Total Return Fund, New Asia Fund, New Income Fund, Short Duration Income Fund, Short-Term Bond Fund, Spectrum Conservative Allocation Fund, Spectrum Moderate Allocation Fund, Spectrum Moderate Growth Allocation Fund, Total Return Fund, Ultra Short-Term Bond Fund, and the global real estate investments of the Real Assets Fund, T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which, subject to the supervision of T. Rowe Price, Price Hong Kong is authorized to trade securities and make discretionary investment decisions with respect to all or a portion of each fund’s portfolio. Under the subadvisory agreement, Price Hong Kong is generally responsible for selecting the funds’ investments in the Asia-Pacific region and effecting security transactions on behalf of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

Effective March 7, 2022, with respect to the Capital Appreciation, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, Mid-Cap Growth, Small-Cap Stock, Small-Cap Value, Spectrum Conservative Allocation, Spectrum Moderate Allocation, Spectrum Moderate Growth Allocation, and U.S. High Yield Funds, T. Rowe Price will enter into a subadvisory agreement with Price Investment Management under which, subject to the supervision of T. Rowe Price, Price Investment Management is responsible for effecting securities transactions on behalf of all or a portion of the funds, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Investment Management Agreements also provide that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the funds, will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreements have a similar provision limiting the liability of the investment subadviser for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreements (and subadvisory agreements, if applicable), the Investment Managers are permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information; advice regarding economic factors and trends; advice as to occasional transactions in specific securities; and such other information, advice, or assistance as the Investment Managers may deem necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreements (and subadvisory agreements, if applicable) or otherwise helpful to the funds.

Control of Investment Adviser

T. Rowe Price Group, Inc. (Group), is a publicly owned company and owns 100% of the stock of T. Rowe Price, which in turn owns 100% of Price Investment Management and Price International. Price International in turn owns 100% each of Price Hong Kong, Price Japan, and Price Singapore. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

Management Fees

All funds except Index Funds, Institutional Funds, Multi-Sector Account Portfolios, Spectrum Funds, Target Date Funds, TRP Reserve Funds, and Certain Money Market Funds

The funds pay T. Rowe Price a fee (Fee), which consists of two components: a group management fee (Group Fee) and an individual fund fee (Fund Fee). The Fee is paid monthly to T. Rowe Price and is calculated as described below.

The monthly Group Fee (Monthly Group Fee) is the sum of the daily Group Fee accruals (Daily Group Fee Accruals) for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds’ group fee accrual as determined below (Daily Price Funds’ Group Fee Accrual) by the ratio of the Price Funds’ net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds’ Group Fee Accrual for any particular day is calculated by multiplying the fraction of one over the number of calendar days in the year by the annualized Daily Price Funds’ Group Fee Accrual for that day as determined in accordance with the following schedule:

0.480%	First $1 billion	0.340%	Next $5 billion	0.290%	Next $60 billion
0.450%	Next $1 billion	0.330%	Next $10 billion	0.285%	Next $80 billion
0.420%	Next $1 billion	0.320%	Next $10 billion	0.280%	Next $100 billion
0.390%	Next $1 billion	0.310%	Next $16 billion	0.275%	Next $100 billion
0.370%	Next $1 billion	0.305%	Next $30 billion	0.270%	Next $150 billion
0.360%	Next $2 billion	0.300%	Next $40 billion	0.265%	Next $195 billion
0.350%	Next $2 billion	0.295%	Next $40 billion	0.260%	Thereafter

For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services (excluding the Funds-of-Funds, TRP Reserve Funds, Multi-Sector Account Portfolios, any Index, or private-label mutual funds). In addition, any investments by a fund in another Price Fund are excluded from the calculation. For the purpose of calculating the Daily Price Funds’ Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with each fund’s prospectus as of the close of business on the previous business day on which the fund was open for business.

The monthly Fund Fee (Monthly Fund Fee) is the sum of the daily Fund Fee accruals (Daily Fund Fee Accruals) for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one (1) over the number of calendar days in the year by the individual fund fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with the fund’s prospectus as of the close of business on the previous business day on which the fund was open for business. The individual fund fees are listed in the following tables:

Fund	Fee %
Africa & Middle East Fund	0.75
All-Cap Opportunities Fund	0.35
Asia Opportunities Fund	0.50
Balanced Fund	0.15
Blue Chip Growth Fund	0.30	(a)
California Tax-Free Bond Fund	0.10
Capital Appreciation Fund	0.30
China Evolution Equity Fund	0.70
Communications & Technology Fund	0.35
Corporate Income Fund	0.07
Credit Opportunities Fund	0.27
Diversified Mid-Cap Growth Fund	0.35
Dividend Growth Fund	0.20
Dynamic Credit Fund	0.22
Dynamic Global Bond Fund	0.20
Emerging Europe Fund	0.75
Emerging Markets Bond Fund	0.41

Fund	Fee %
Emerging Markets Corporate Bond Fund	0.41
Emerging Markets Discovery Stock Fund	0.75
Emerging Markets Local Currency Bond Fund	0.36
Emerging Markets Stock Fund	0.75
Equity Income Fund	0.25	(b)
European Stock Fund	0.50
Financial Services Fund	0.35
Floating Rate Fund	0.30
Georgia Tax-Free Bond Fund	0.10
Global Allocation Fund	0.40
Global Consumer Fund	0.40
Global Growth Stock Fund	0.35	(c)
Global High Income Bond Fund	0.27
Global Impact Equity Fund	0.40
Global Industrials Fund	0.40
Global Multi-Sector Bond Fund	0.19
Global Real Estate Fund	0.40
Global Stock Fund	0.35	(c)
Global Value Equity Fund	0.35	(c)
Global Technology Fund	0.45
GNMA Fund	0.07
Growth Stock Fund	0.25	(b)
Health Sciences Fund	0.35
High Yield Fund	0.30
Inflation Protected Bond Fund	0.05
Intermediate Tax-Free High Yield Fund	0.07
International Bond Fund	0.20
International Bond Fund (USD Hedged)	0.20
International Disciplined Equity Fund	0.35
International Discovery Fund	0.75
International Stock Fund	0.35	(d)
International Value Equity Fund	0.35
Japan Fund	0.50
Latin America Fund	0.75
Large-Cap Growth Fund	0.26	(e)
Large-Cap Value Fund	0.26	(e)
Limited Duration Inflation Focused Bond Fund	0.05
Maryland Short-Term Tax-Free Bond Fund	0.10
Maryland Tax-Free Bond Fund	0.10
Mid-Cap Growth Fund	0.35	(f)
Mid-Cap Value Fund	0.35
Multi-Strategy Total Return Fund	0.71
New Asia Fund	0.50
New Era Fund	0.25
New Horizons Fund	0.35

Fund	Fee %
New Income Fund	0.03	(g)
New Jersey Tax-Free Bond Fund	0.10
New York Tax-Free Bond Fund	0.10
Overseas Stock Fund	0.35	(h)
QM Global Equity Fund	0.25
QM U.S. Small & Mid-Cap Core Equity Fund	0.35
QM U.S. Small-Cap Growth Equity Fund	0.35
QM U.S. Value Equity Fund	0.20
Real Assets Fund	0.35
Real Estate Fund	0.30
Science & Technology Fund	0.35
Short Duration Income Fund	0.00
Short-Term Bond Fund	0.01
Small-Cap Stock Fund	0.45
Small-Cap Value Fund	0.35
Spectrum Conservative Allocation Fund	0.15
Spectrum Moderate Allocation Fund	0.25
Spectrum Moderate Growth Allocation Fund	0.30
Summit Municipal Income	0.08
Summit Municipal Intermediate Fund	0.08
Tax-Efficient Equity Fund	0.35
Tax-Free High Yield Fund	0.30
Tax-Free Income Fund	0.15
Tax-Free Short-Intermediate Fund	0.05
Total Return Fund	0.02
U.S. Equity Research Fund	0.04	(i)
U.S. High Yield Fund	0.27
U.S. Large-Cap Core Fund	0.25
Value Fund	0.35
Virginia Tax-Free Bond Fund	0.10

(a) On assets up to $15 billion and 0.255% on assets above $15 billion.

(b) On assets up to $15 billion and 0.2125% on assets above $15 billion.

(c) Total management fee not to exceed 0.65% of the fund’s average daily net assets.

(d) Total management fee not to exceed 0.70% of the fund’s average daily net assets.

(e) Total management fee not to exceed 0.55% of the fund’s average daily net assets.

(f) On assets up to $15 billion and 0.2975% on assets above $15 billion.

(g) Individual fund fee of 0.0255% is applied to the fund’s average daily net assets that are equal to or greater than $20 billion.

(h) Individual fund fee of 0.2975% is applied to the fund’s average daily net assets that are equal to or greater than $25 billion.

(i) Total management fee not to exceed 0.33% of the fund’s average daily net assets.

Index Funds, Institutional Funds, and Certain Money Market Funds

The following funds pay T. Rowe Price an annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.

Fund	Fee %
Cash Reserves Fund	0.40
Equity Index 500 Fund	0.05	(a)
Extended Equity Market Index Fund	0.09	(b)

Fund	Fee %
Government Money Fund	0.18
Institutional International Disciplined Equity Fund	0.65
Institutional Large-Cap Core Growth Fund	0.55
Institutional Mid-Cap Equity Growth Fund	0.60
Institutional Small-Cap Stock Fund	0.65
International Equity Index Fund	0.09	(b)
Maryland Tax-Free Money Fund	0.19
Mid-Cap Index Fund	0.09	(c)
QM U.S. Bond Index Fund	0.07
Small-Cap Index Fund	0.09	(c)
Tax-Exempt Money Fund	0.19
Total Equity Market Index Fund	0.09	(b)
U.S. Limited Duration TIPS Index Fund	0.06
U.S. Treasury Intermediate Index Fund	0.06
U.S. Treasury Long-Term Index Fund	0.06
U.S. Treasury Money Fund	0.18
Ultra Short-Term Bond Fund	0.16

(a) Effective August 1, 2021, the fund’s management fee was reduced to 0.05%.

(b) Effective August 1, 2021, the fund began paying an annual investment management fee of 0.09% based on the fund’s average daily net assets and the fund will bear its own operating expenses, subject to certain limitations.

(c) Effective August 1, 2021, the fund’s management fee was reduced to 0.09%.

The following funds (All-Inclusive Fee Funds) pay T. Rowe Price a single annual investment management fee in monthly installments of the amount listed below based on the average daily net asset value of the fund.

Fund	Fee %
Institutional Emerging Markets Bond Fund	0.70
Institutional Emerging Markets Equity Fund	1.10
Institutional Floating Rate Fund	0.55
Institutional High Yield Fund	0.50
Institutional Long Duration Credit Fund	0.45

The Investment Management Agreement between each All-Inclusive Fee Fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of each fund’s operations except for interest; taxes; brokerage commissions, and other charges incident to the purchase, sale, or lending of the fund’s portfolio securities; and such nonrecurring or extraordinary expenses that may arise, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its obligation to provide indemnification to its officers, directors, and agents. However, the Boards for the funds reserve the right to impose additional fees against shareholder accounts to defray expenses that would otherwise be paid by T. Rowe Price under the Investment Management Agreement. The Boards do not anticipate levying such charges; such a fee, if charged, may be retained by the funds or paid to the Investment Managers.

The Fee is paid monthly to T. Rowe Price and is the sum of the Daily Fee accruals for each month. The Daily Fee accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the appropriate Fee. The product of this calculation is multiplied by the net assets of the fund for that day, as determined in accordance with each fund’s prospectus as of the close of business on the previous business day on which the fund was open for business.

Spectrum Funds and Target Date Funds

The Spectrum Funds and Target Date Funds also pay an All-Inclusive Fee to T. Rowe Price based on each fund’s average daily net assets and the fee covers investment management services and all of the fund’s operating expenses, except for interest and borrowing expenses; taxes; brokerage commissions; nonrecurring and extraordinary expenses; acquired fund fees and expenses; and any 12b-1 fees applicable to a share class. Any differences in the All-Inclusive Fee rates between certain share classes of the same fund relate to differences in expected shareholder servicing expenses. In accordance with predetermined contractual fee schedules, the All-Inclusive Fee rates for the Spectrum Funds are as follows:

Fund	All-Inclusive Fee Rate (%)
Spectrum Diversified Equity Fund	0.73
Spectrum Diversified Equity Fund—I Class	0.58
Spectrum Income Fund	0.62
Spectrum Income Fund—I Class	0.47
Spectrum International Equity Fund	0.89
Spectrum International Equity Fund—I Class	0.74

In accordance with predetermined contractual fee schedules, the All-Inclusive Fee rates for the Target Date Funds (other than the Retirement Balanced Fund and Retirement Balanced I Fund) will continue to generally decline over time as a fund reduces its overall stock exposure along its investment glide path. Any predetermined decrease for a particular year will occur on the first day of the fund’s fiscal year.

The Retirement Balanced Fund charges an All-Inclusive Fee of 0.49%. The other RDFs and Retirement Income 2020 Fund charge an All-Inclusive Fee in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name):

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.64	17	0.60	3	0.55
30	0.63	16	0.60	2	0.54
29	0.63	15	0.59	1	0.54
28	0.63	14	0.59	0	0.53
27	0.63	13	0.59	(1)	0.53
26	0.63	12	0.59	(2)	0.53
25	0.62	11	0.59	(3)	0.53
24	0.62	10	0.58	(4)	0.52
23	0.62	9	0.58	(5)	0.51
22	0.62	8	0.58	(6)	0.51
21	0.61	7	0.57	(7)	0.51
20	0.60	6	0.56	(8)	0.50
19	0.60	5	0.55	(9)	0.50
18	0.60	4	0.55	Thereafter	0.49

The Retirement Balanced I Fund—I Class charges an All-Inclusive Fee of 0.34%. The other Retirement I Funds charge an All-Inclusive Fee in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name):

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.46	17	0.43	3	0.39
30	0.45	16	0.43	2	0.38
29	0.45	15	0.42	1	0.38
28	0.45	14	0.42	0	0.37
27	0.45	13	0.42	(1)	0.37
26	0.45	12	0.42	(2)	0.37
25	0.44	11	0.42	(3)	0.37
24	0.44	10	0.41	(4)	0.37
23	0.44	9	0.41	(5)	0.36
22	0.44	8	0.41	(6)	0.36
21	0.44	7	0.40	(7)	0.36
20	0.43	6	0.40	(8)	0.35
19	0.43	5	0.39	(9)	0.35
18	0.43	4	0.39	Thereafter	0.34

The Retirement Blend Investor Classes charge an All-Inclusive Fee in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name):

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.44	17	0.41	3	0.38
30	0.43	16	0.41	2	0.38
29	0.43	15	0.41	1	0.38
28	0.43	14	0.41	0	0.37
27	0.43	13	0.41	(1)	0.37
26	0.43	12	0.41	(2)	0.37
25	0.43	11	0.41	(3)	0.37
24	0.43	10	0.40	(4)	0.36
23	0.43	9	0.40	(5)	0.35
22	0.43	8	0.40	(6)	0.35
21	0.42	7	0.40	(7)	0.35
20	0.41	6	0.39	(8)	0.35
19	0.41	5	0.38	(9)	0.35
18	0.41	4	0.38	Thereafter	0.34

The Retirement Blend I Classes charge an All-Inclusive Fee in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name):

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.26	17	0.24	3	0.22
30	0.25	16	0.24	2	0.22
29	0.25	15	0.24	1	0.22
28	0.25	14	0.24	0	0.21
27	0.25	13	0.24	(1)	0.21
26	0.25	12	0.24	(2)	0.21
25	0.25	11	0.24	(3)	0.21
24	0.25	10	0.23	(4)	0.21
23	0.25	9	0.23	(5)	0.20
22	0.25	8	0.23	(6)	0.20
21	0.25	7	0.23	(7)	0.20
20	0.24	6	0.23	(8)	0.20
19	0.24	5	0.22	(9)	0.20
18	0.24	4	0.22	Thereafter	0.19

The TRFs’ Investor Classes and Advisor Classes charge an All-Inclusive Fee in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name):

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.64	21	0.60	5	0.52
35	0.63	20	0.59	4	0.52
34	0.63	19	0.59	3	0.52
33	0.63	18	0.59	2	0.51
32	0.63	17	0.58	1	0.51
31	0.63	16	0.58	0	0.50
30	0.62	15	0.57	(1)	0.50
29	0.62	14	0.57	(2)	0.50
28	0.62	13	0.57	(3)	0.49
27	0.62	12	0.56	(4)	0.48
26	0.62	11	0.56	(5)	0.47
25	0.61	10	0.55	(6)	0.47

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
24	0.61	9	0.55	(7)	0.47
23	0.61	8	0.55	(8)	0.46
22	0.61	7	0.54	(9)	0.46
		6	0.53	Thereafter	0.45

The TRFs’ I Classes charge an All-Inclusive Fee in accordance with the following fee schedule (Year 0 represents the target date year referenced in the fund’s name):

Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)	Years to Target Date	All-Inclusive Fee Rate (%)
All prior years	0.46	21	0.43	5	0.36
35	0.45	20	0.42	4	0.36
34	0.45	19	0.42	3	0.36
33	0.45	18	0.42	2	0.35
32	0.45	17	0.41	1	0.35
31	0.45	16	0.41	0	0.34
30	0.44	15	0.40	(1)	0.34
29	0.44	14	0.40	(2)	0.34
28	0.44	13	0.40	(3)	0.33
27	0.44	12	0.39	(4)	0.33
26	0.44	11	0.39	(5)	0.32
25	0.43	10	0.38	(6)	0.32
24	0.43	9	0.38	(7)	0.32
23	0.43	8	0.38	(8)	0.31
22	0.43	7	0.37	(9)	0.31
		6	0.37	Thereafter	0.30

Prior to April 1, 2020, none of the Target Date Funds paid T. Rowe Price an investment management fee.

Multi-Sector Account Portfolios and TRP Reserve Funds

None of these funds pays T. Rowe Price an investment management fee.

Investment Subadvisory Agreements

Pursuant to each of the subadvisory agreements that T. Rowe Price has entered into on behalf of a Price Fund (other than the Emerging Markets Local Multi-Sector Account Portfolio), T. Rowe Price may pay the investment subadviser up to 60% of the management fee that T. Rowe Price receives from that fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers (or a prior Investment Manager, as indicated in the table) by each fund, during the fiscal years indicated:

Fund	Fiscal Year Ended
	2/28/21	2/29/20	2/28/19
California Tax-Free Bond Fund(a)	$2,660,000	$2,744,000	$2,590,000
Floating Rate Multi-Sector Account Portfolio	(b)	(b)	(b)
Georgia Tax-Free Bond Fund(a)	1,749,000	1,623,000	1,335,000
High Yield Multi-Sector Account Portfolio	(b)	(b)	(b)
Intermediate Tax-Free High Yield Fund(a)	298,000	268,000	274,000
Investment-Grade Corporate Multi-Sector Account Portfolio	(b)	(b)	(b)
Maryland Short-Term Tax-Free Bond Fund(a)	613,000	651,000	686,000
Maryland Tax-Free Bond Fund(a)	9,748,000	9,546,000	8,821,000

Fund	Fiscal Year Ended
	2/28/21	2/29/20	2/28/19
Maryland Tax-Free Money Fund(a)	417,000	310,000	216,000
Mortgage-Backed Securities Multi-Sector Account Portfolio	(b)	(b)	(b)
New Jersey Tax-Free Bond Fund(a)	1,679,000	1,861,000	1,621,000
New York Tax-Free Bond Fund(a)	1,924,000	1,980,000	1,847,000
Tax-Efficient Equity Fund(a)	4,188,000	3,299,000	2,252,000
Tax-Exempt Money Fund(a)	1,668,000	1,435,000	1,022,000
Tax-Free High Yield Fund(a)	27,901,000	31,705,000	31,312,000
Tax-Free Income Fund(a)	11,629,000	11,429,000	10,922,000
Tax-Free Short-Intermediate Fund(a)	7,758,000	7,511,000	7,567,000
Virginia Tax-Free Bond Fund(a)	5,963,000	5,595,000	4,833,000

(a) The fund has multiple share classes. The management fee is allocated to each class based on relative net assets.

(b) The fund does not pay an investment management fee.

(c) Prior to commencement of operations.

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Corporate Income Fund(a)	$3,409,000	$3,227,000	$3,408,000
Credit Opportunities Fund(a)	455,000	457,000	406,000
Floating Rate Fund(a)	14,217,000	11,118,000	13,053,000
Global Multi-Sector Bond Fund(a)	6,403,000	5,842,000	4,127,000
GNMA Fund(a)	5,338,000	5,725,000	5,640,000
Government Money Fund(a)	27,477,000	24,842,000	19,456,000
Government Reserve Fund	(c)	(c)	(c)
High Yield Fund(a)	49,381,000	47,358,000	40,524,000
Inflation Protected Bond Fund(a)	1,698,000	1,263,000	718,000
Institutional Floating Rate Fund(a)(d)	17,842,000	18,970,000	27,273,000
Institutional High Yield Fund(d)	9,988,000	7,763,000	6,984,000
Institutional Long Duration Credit Fund(d)	106,000	126,000	145,000
Limited Duration Inflation Focused Bond Fund(a)	27,030,000	28,680,000	20,703,000
New Income Fund(a)	80,050,000	91,888,000	99,932,000
Retirement 2005 Fund(a)(e)	6,799,000	915,000	(c)
Retirement 2010 Fund(a)(e)	19,638,000	2,668,000	(c)
Retirement 2015 Fund(a)(e)	31,223,000	4,293,000	(c)
Retirement 2020 Fund(a)(e)	91,577,000	12,639,000	(c)
Retirement 2025 Fund(a)(e)	100,181,000	13,215,000	(c)
Retirement 2030 Fund(a)(e)	137,123,000	17,668,000	(c)
Retirement 2035 Fund(a)(e)	90,710,000	11,491,000	(c)
Retirement 2040 Fund(a)(e)	106,454,000	13,298,000	(c)
Retirement 2045 Fund(a)(e)	64,293,000	7,934,000	(c)
Retirement 2050 Fund(a)(e)	56,631,000	6,898,000	(c)
Retirement 2055 Fund(a)(e)	31,156,000	3,780,000	(c)
Retirement 2060 Fund(a)(e)	9,218,000	978,000	(c)

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Retirement 2065 Fund(a)	41,000	(b)	(b)
Retirement Balanced Fund(a)(e)	10,739,000	1,415,000	(c)
Retirement Blend 2005 Fund(a)	(b)	(b)	(b)
Retirement Blend 2010 Fund(a)	(b)	(b)	(b)
Retirement Blend 2015 Fund(a)	(b)	(b)	(b)
Retirement Blend 2020 Fund(a)	(b)	(b)	(b)
Retirement Blend 2025 Fund(a)	(b)	(b)	(b)
Retirement Blend 2030 Fund(a)	(b)	(b)	(b)
Retirement Blend 2035 Fund(a)	(b)	(b)	(b)
Retirement Blend 2040 Fund(a)	(b)	(b)	(b)
Retirement Blend 2045 Fund(a)	(b)	(b)	(b)
Retirement Blend 2050 Fund(a)	(b)	(b)	(b)
Retirement Blend 2055 Fund(a)	(b)	(b)	(b)
Retirement Blend 2060 Fund(a)	(b)	(b)	(b)
Retirement Blend 2065 Fund(a)	(b)	(b)	(b)
Retirement I 2005 Fund—I Class(e)	1,224,000	116,000	(c)
Retirement I 2010 Fund—I Class(e)	3,235,000	304,000	(c)
Retirement I 2015 Fund—I Class(e)	6,381,000	615,000	(c)
Retirement I 2020 Fund—I Class(e)	23,383,000	2,229,000	(c)
Retirement I 2025 Fund—I Class(e)	31,108,000	2,771,000	(c)
Retirement I 2030 Fund—I Class(e)	42,135,000	3,640,000	(c)
Retirement I 2035 Fund—I Class(e)	30,900,000	2,578,000	(c)
Retirement I 2040 Fund—I Class(e)	35,569,000	2,950,000	(c)
Retirement I 2045 Fund—I Class(e)	24,049,000	1,946,000	(c)
Retirement I 2050 Fund—I Class(e)	22,625,000	1,828,000	(c)
Retirement I 2055 Fund—I Class(e)	11,879,000	936,000	(c)
Retirement I 2060 Fund—I Class(e)	4,245,000	305,000	(c)
Retirement I 2065 Fund—I Class(e)	8,000	(b)	(b)
Retirement Balanced I Fund—I Class(e)	1,388,000	128,000	(c)
Short Duration Income Fund(a)	39,000	(b)	(b)
Short-Term Fund	(c)	(c)	(c)
Short-Term Bond Fund(a)	19,159,000	18,229,000	18,306,000
Short-Term Government Fund	(b)	(b)	(b)
Spectrum Conservative Allocation Fund(a)	10,522,000	9,879,000	9,570,000
Spectrum Moderate Allocation Fund(a)	13,634,000	12,900,000	12,196,000
Spectrum Moderate Growth Allocation Fund(a)	19,477,000	16,554,000	13,856,000
Target 2005 Fund(a)(e)	229,000	25,000	(c)
Target 2010 Fund(a)(e)	338,000	38,000	(c)
Target 2015 Fund(a)(e)	935,000	111,000	(c)
Target 2020 Fund(a)(e)	1,718,000	193,000	(c)
Target 2025 Fund(a)(e)	2,303,000	251,000	(c)

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Target 2030 Fund(a)(e)	2,564,000	266,000	(c)
Target 2035 Fund(a)(e)	1,938,000	193,000	(c)
Target 2040 Fund(a)(e)	1,809,000	174,000	(c)
Target 2045 Fund(a)(e)	1,414,000	130,000	(c)
Target 2050 Fund(a)(e)	1,142,000	105,000	(c)
Target 2055 Fund(a)(e)	726,000	65,000	(c)
Target 2060 Fund(a)(e)	330,000	27,000	(c)
Target 2065 Fund(a)	6,000	(b)	(b)
Total Return Fund(a)	1,242,000	257,000	152,000
Treasury Reserve Fund	(c)	(c)	(c)
U.S. High Yield Fund(a)	2,429,000	1,630,000	974,000
U.S. Limited Duration TIPS Index Fund(a)	254,000	(b)	(b)
U.S. Treasury Intermediate Index Fund(a)	1,611,000	1,974,000	646,000
U.S. Treasury Long-Term Index Fund(a)	3,921,000	13,545,000	8,297,000
U.S. Treasury Money Fund(a)	26,670,000	19,433,000	15,237,000
Ultra Short-Term Bond Fund(a)	10,080,000	5,270,000	3,058,000

(a) The fund has multiple share classes. The management fee is allocated to each class based on relative net assets.

(b) Prior to commencement of operations.

(c) The fund does not pay an investment management fee.

(d) The fee includes investment and administrative expenses.

(e) In April 2020, the fund began charging an all-inclusive management fee.

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
Africa & Middle East Fund(a)	$1,236,000	$1,052,000	$1,312,000
Asia Opportunities Fund(a)	1,991,000	1,165,000	926,000
Cash Reserves Fund(c)	16,521,000	16,533,000	12,791,000
China Evolution Equity Fund(a)	1,053,000	179,000	(b)
Emerging Europe Fund(a)	1,519,000	1,361,000	1,576,000
Emerging Markets Discovery Stock Fund(a)	23,941,000	2,902,000	1,050,000
Emerging Markets Stock Fund(a)	131,649,000	123,440,000	125,538,000
European Stock Fund(a)	9,700,000	7,644,000	7,444,000
Global Allocation Fund(a)	7,525,000	5,358,000	4,601,000
Global Growth Stock Fund(a)	9,890,000	5,459,000	2,780,000
Global Impact Equity Fund(a)	57,000	(b)	(b)
Global Stock Fund(a)	45,523,000	21,817,000	10,625,000
Global Value Equity Fund(a)	136,000	65,000	66,000
Institutional Emerging Markets Equity Fund(c)	23,001,000	19,142,000	19,529,000
Institutional International Disciplined Equity Fund	2,317,000	1,912,000	1,762,000
International Disciplined Equity Fund(a)	3,492,000	2,187,000	745,000
International Discovery Fund(a)	109,934,000	85,722,000	79,479,000
International Equity Index Fund(c)	2,293,000	2,508,000	2,540,000
International Stock Fund(a)	103,118,000	90,656,000	91,186,000

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
International Value Equity Fund(a)	82,262,000	67,951,000	68,221,000
Japan Fund(a)	8,736,000	6,469,000	5,852,000
Latin America Fund(a)	4,748,000	4,626,000	6,040,000
Multi-Strategy Total Return Fund(a)	2,466,000	738,000	623,000
New Asia Fund(a)	34,431,000	24,493,000	21,213,000
Overseas Stock Fund(a)	132,183,000	105,804,000	106,287,000
QM U.S. Bond Index Fund(a)(d)	1,144,000	3,691,000	3,513,000
Summit Municipal Income Fund(a)(c)	10,901,000	8,831,000	3,172,000
Summit Municipal Intermediate Fund(a)(c)	22,893,000	21,202,000	8,888,000

(a) The fund has multiple share classes. The management fee is allocated to each class based on relative net assets.

(b) Prior to commencement of operations.

(c) The fee includes investment management fees and administrative expenses.

(d) Prior to October 1, 2020, the fund paid an all-inclusive management fee that included investment management and ordinary, recurring operating expenses. Effective October 1, 2020, the fund pays an annual investment management fee.

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
All-Cap Opportunities Fund(a)	$40,162,000	$32,806,000	$30,713,000
Balanced Fund(a)	19,329,000	18,794,000	17,901,000
Blue Chip Growth Fund(a)	437,213,000	345,683,000	296,816,000
Capital Appreciation Fund(a)	227,852,000	201,674,000	175,675,000
Communications & Technology Fund(a)	54,229,000	37,853,000	33,155,000
Diversified Mid-Cap Growth Fund(a)	11,631,000	8,947,000	6,153,000
Dividend Growth Fund(a)	74,490,000	56,418,000	44,096,000
Dynamic Credit Fund(a)	214,000	161,000	(c)
Dynamic Global Bond Fund(a)	19,908,000	21,009,000	19,954,000
Emerging Markets Bond Fund(a)	37,902,000	42,767,000	43,222,000
Emerging Markets Corporate Bond Fund(a)	2,660,000	868,000	493,000
Emerging Markets Corporate Multi-Sector Account Portfolio	(d)	(d)	(d)
Emerging Markets Local Currency Bond Fund(a)	3,377,000	3,590,000	4,302,000
Emerging Markets Local Multi-Sector Account Portfolio	(d)	(d)	(d)
Equity Income Fund(a)	86,466,000	105,971,000	112,342,000
Equity Index 500 Fund(a)	18,428,000	17,546,000	16,787,000
Extended Equity Market Index Fund(b)	3,149,000	3,117,000	3,078,000
Financial Services Fund(a)	4,240,000	4,895,000	5,438,000
Global Consumer Fund	338,000	139,000	113,000
Global High Income Bond Fund(a)	995,000	755,000	582,000
Global Industrials Fund(a)	211,000	155,000	172,000
Global Real Estate Fund(a)	737,000	953,000	1,074,000
Global Technology Fund(a)	43,494,000	35,348,000	45,282,000
Growth Stock Fund(a)	304,287,000	277,251,000	272,125,000
Health Sciences Fund(a)	92,399,000	81,349,000	79,489,000

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
Institutional Emerging Markets Bond Fund(b)	3,026,000	3,237,000	2,691,000
Institutional Large-Cap Core Growth Fund	27,038,000	22,375,000	19,914,000
Institutional Mid-Cap Equity Growth Fund	43,535,000	45,669,000	42,698,000
Institutional Small-Cap Stock Fund	32,655,000	33,485,000	30,184,000
International Bond Fund(a)	5,246,000	6,817,000	10,614,000
International Bond Fund (USD Hedged)(a)	28,324,000	29,565,000	23,024,000
Large-Cap Growth Fund(a)	98,451,000	98,225,000	96,937,000
Large-Cap Value Fund(a)	16,484,000	18,802,000	20,372,000
Mid-Cap Growth Fund(a)	200,101,000	198,184,000	189,253,000
Mid-Cap Index Fund(a)	9,000	8,000	8,000
Mid-Cap Value Fund(a)	72,341,000	80,418,000	86,969,000
New Era Fund(a)	14,185,000	18,642,000	20,663,000
New Horizons Fund(a)	200,851,000	168,865,000	155,161,000
QM Global Equity Fund(a)	111,000	103,000	102,000
QM U.S. Small & Mid-Cap Core Equity Fund(a)	728,000	594,000	449,000
QM U.S. Small-Cap Growth Equity Fund(a)	53,546,000	49,546,000	44,733,000
QM U.S. Value Equity Fund(a)	89,000	100,000	104,000
Real Assets Fund(a)	20,116,000	19,470,000	19,965,000
Real Estate Fund(a)	10,748,000	22,758,000	31,756,000
Retirement Income 2020 Fund(e)	338,000	(d)	(d)
Science & Technology Fund(a)	46,453,000	38,171,000	36,770,000
Small-Cap Index Fund(a)	8,000	8,000	9,000
Small-Cap Stock Fund(a)	68,779,000	73,059,000	72,517,000
Small-Cap Value Fund(a)	57,607,000	62,057,000	65,336,000
Spectrum Diversified Equity Fund(f)	(d)	(d)	(d)
Spectrum Income Fund(f)	(d)	(d)	(d)
Spectrum International Equity Fund(f)	(d)	(d)	(d)
Total Equity Market Index Fund(b)	6,173,000	5,739,000	5,370,000
Transition Fund	(d)	(c)	(c)
U.S. Equity Research Fund(a)	12,568,000	4,586,000	3,408,000
U.S. Large-Cap Core Fund(a)	6,967,000	3,050,000	3,007,000
Value Fund(a)	161,029,000	155,981,000	157,699,000
(a) The fund has multiple classes. The management fee is allocated to each class based on relative net assets.

(b) The fee includes investment management fees and administrative expenses.

(c) Prior to commencement of operations.

(d) The fund does not pay an investment management fee.

(e) In April 2020, the fund began charging an all-inclusive management fee.

(f) In March 2021, after the fund’s most recently completed fiscal year, the fund began charging an all-inclusive management fee.

Expense Limitations and Reimbursements

The Investment Management Agreement between each Price Fund and T. Rowe Price provides that the fund will bear all expenses of its operations that are not specifically assumed by T. Rowe Price. Certain Price Funds have implemented contractual expense limitations pursuant to either their Investment Management Agreement or a separate agreement between the fund and T. Rowe Price. Some expense limitations apply to a fund’s (or class’) total expense ratio, while others apply to a fund’s management fee rate or to a particular class’ ordinary operating expenses.

For purposes of applying a fund’s expense limitation, the expenses of a fund and its share classes are generally calculated on a monthly basis. If a class is operating above its expense limitation, that month’s management fee will be reduced or waived and/or the fund’s operating expenses will be paid or reimbursed, with any adjustment made after the end of the year. For all contractual expense limitation arrangements except for management fee waivers, fees waived and expenses borne by T. Rowe Price are subject to reimbursement by the fund (or class) through the indicated reimbursement date, provided no reimbursement will be made if it would result in a fund’s (or class’) expense ratio exceeding the lower of: (i) the expense limitation in place at the time of the waiver or payment; or (ii) any applicable expense limitation at the time of the reimbursement. Generally, T. Rowe Price may agree (with approval of the fund’s Board) to implement one or more additional expense limitations (of the same or different time periods and amounts) for a fund after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the fund may reimburse T. Rowe Price, provided the reimbursement does not result in the fund’s (or class’) expenses exceeding the lower of: (i) the expense limitation in place at the time of the waiver or payment; or (ii) any applicable expense limitation at the time of the reimbursement. Expenses waived pursuant to a management fee waiver agreement are not subject to reimbursement.

The following four tables set forth the majority of the contractual expense limitation arrangements currently in effect (or those that will be in effect in the near future) for the Price Funds and the periods for which they are effective. The tables are organized by fiscal year-end. Limitations that were in effect during the prior three fiscal years and certain expense limitation arrangements that are currently in effect are included in the additional tables appearing under the heading “Additional Expense Limitations and Reimbursements.”

Funds with a 10/31 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Africa & Middle East Fund	March 1, 2022 – February 29, 2024	1.30	—	—	(a)
Africa & Middle East Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
Africa & Middle East Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Asia Opportunities Fund	March 1, 2021 – February 28, 2023	1.15	—	—	(b)
Asia Opportunities Fund—Advisor Class	March 1, 2021 – February 28, 2023	1.25	—	—	(b)
Asia Opportunities Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
China Evolution Equity Fund	March 1, 2022 – February 29, 2024	1.40	—	—	(b)
China Evolution Equity Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
Emerging Europe Fund	March 1, 2022 – February 29, 2024	1.41	—	—	(a)
Emerging Europe Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
Emerging Europe Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Emerging Markets Discovery Stock Fund	March 1, 2022 – February 28, 2023	1.23	—	—	(b)
Emerging Markets Discovery Stock Fund—Advisor Class	March 1, 2022 – February 28, 2023	1.65	—	—	(b)
Emerging Markets Discovery Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Emerging Markets Discovery Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Stock Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
Emerging Markets Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
European Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
European Stock Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Global Allocation Fund—Advisor Class	March 1, 2022 – February 29, 2024	1.15	—	—	(b)
Global Allocation Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
Global Growth Stock Fund—Advisor Class	March 1, 2021 – February 28, 2023	1.10	—	—	(b)
Global Growth Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Global Impact Equity Fund	October 26, 2020 – February 28, 2023	0.94	—	—	(b)
Global Impact Equity Fund—I Class	October 26, 2020 – February 28, 2023	—	0.10	—	(a)
Global Stock Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Global Value Equity Fund	March 1, 2022 – February 29, 2024	0.89	—	—	(a)
Global Value Equity Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
Institutional International Disciplined Equity Fund	March 1, 2021 – February 28, 2023	0.75	—	—	(b)
International Disciplined Equity Fund	March 1, 2021 – February 28, 2023	0.90	—	—	(b)
International Disciplined Equity Fund—Advisor Class	March 1, 2021 – February 28, 2023	1.00	—	—	(b)
International Disciplined Equity Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
International Discovery Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
International Discovery Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
International Equity Index Fund	August 1, 2021 – February 29, 2024	0.31	—	—	(b)
International Equity Index Fund—Z Class	Effective November 2, 2020 (f)	0.00	—	—	(c)
International Stock Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
International Stock Fund—R Class	March 1, 2022 – February 29, 2024	1.40	—	—	(b)
International Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
International Value Equity Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
International Value Equity Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Japan Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Japan Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Latin America Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Latin America Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Multi-Strategy Total Return Fund	March 1, 2022 – February 29, 2024	1.19	—	—	(b)
Multi-Strategy Total Return Fund—Advisor Class	March 1, 2022 – February 29, 2024	1.60	—	—	(b)
Multi-Strategy Total Return Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
New Asia Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)
New Asia Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Overseas Stock Fund	May 1, 2021 – February 28, 2023	—	—	0.2975(h)	(c)
Overseas Stock Fund—Advisor Class	May 1, 2021 – February 28, 2023	—	—	0.2975(h)	(c)
Overseas Stock Fund—I Class	March 1, 2022 – February 29, 2024	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Overseas Stock Fund—I Class	May 1, 2021 – February 28, 2023	—	—	0.2975(h)	(c)
Overseas Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
QM U.S. Bond Index Fund	October 1, 2020 – February 28, 2023	0.25	—	—	(b)
QM U.S. Bond Index Fund—I Class	October 1, 2020 – February 28, 2023	—	0.05	—	(a)
QM U.S. Bond Index Fund—Z Class	Effective October 1, 2020 (f)	0.00	—	—	(c)
Summit Municipal Income Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)
Summit Municipal Intermediate Fund—I Class	March 1, 2021 – February 28, 2023	—	0.05	—	(a)

Funds with a 12/31 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
All-Cap Opportunities Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Balanced Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Blue Chip Growth Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Blue Chip Growth Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Capital Appreciation Fund	May 1, 2021 – April 30, 2022	—	—	0.27(d)	(c)
Capital Appreciation Fund—Advisor Class	May 1, 2021 – April 30, 2022	—	—	0.27(d)	(c)
Capital Appreciation Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Capital Appreciation Fund—I Class	May 1, 2021 – April 30, 2022	—	—	0.27(d)	(c)
Communications & Technology Fund	September 1, 2021 – April 30, 2023	0.77	—	—	(b)
Communications & Technology Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Diversified Mid-Cap Growth Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Dividend Growth Fund	May 1, 2021 – April 30, 2023	—	—	0.17(h)	(c)
Dividend Growth Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Dividend Growth Fund—I Class	May 1, 2021 – April 30, 2023	—	—	0.17(h)	(c)
Dividend Growth Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Dynamic Credit Fund	May 1, 2021 – April 30, 2023	0.63	—	—	(b)
Dynamic Credit Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Dynamic Global Bond Fund	May 1, 2021 – April 30, 2022	0.75	—	—	(b)
Dynamic Global Bond Fund—Advisor Class	May 1, 2021 – April 30, 2022	0.90	—	—	(b)
Dynamic Global Bond Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Dynamic Global Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Emerging Markets Bond Fund—Advisor Class	October 1, 2021 – April 30, 2022	1.15	—	—	(b)
Emerging Markets Bond Fund—I Class	October 1, 2021 – April 30, 2022	—	0.01	—	(a)
Emerging Markets Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Emerging Markets Corporate Bond Fund	October 1, 2021 – April 30, 2022	0.88	—	—	(b)
Emerging Markets Corporate Bond Fund—Advisor Class	October 1, 2021 – April 30, 2022	1.16	—	—	(b)
Emerging Markets Corporate Bond Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Emerging Markets Local Currency Bond Fund—Advisor Class	October 1, 2021 – April 30, 2022	1.10	—	—	(b)
Emerging Markets Local Currency Bond Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Emerging Markets Local Currency Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Equity Income Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Equity Income Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Equity Index 500 Fund	May 1, 2020 – April 30, 2022	0.21	—	—	(b)
Equity Index 500 Fund—I Class	May 1, 2020 – April 30, 2022	—	0.00	—	(a)
Equity Index 500 Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Extended Equity Market Index Fund	August 1, 2021 – April 30, 2024	0.25	—	—	(b)
Extended Equity Market Index Fund	Effective August 1, 2021 (f)	—	—	0.35	(c)
Financial Services Fund	September 1, 2021 – April 30, 2023	0.83	—	—	(b)
Financial Services Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Global Consumer Fund	May 1, 2021 – April 30, 2023	1.05	—	—	(b)
Global High Income Bond Fund	October 1, 2021 – April 30, 2022	0.75	—	—	(b)
Global High Income Bond Fund—Advisor Class	October 1, 2021 – April 30, 2022	0.96	—	—	(b)
Global High Income Bond Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Global Industrials Fund	May 1, 2020 – April 30, 2022	1.05	—	—	(b)
Global Industrials Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Global Real Estate Fund	May 1, 2021 – April 30, 2023	0.95	—	—	(b)
Global Real Estate Fund—Advisor Class	May 1, 2021 – April 30, 2023	1.15	—	—	(b)
Global Real Estate Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Global Technology Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
Growth Stock Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Growth Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Health Sciences Fund	May 1, 2021 – April 30, 2023	—	—	0.2975(h)	(c)
Health Sciences Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Health Sciences Fund—I Class	May 1, 2021 – April 30, 2023	—	—	0.2975(h)	(c)
International Bond Fund	September 1, 2021 – April 30, 2023	0.67	—	—	(b)
International Bond Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
International Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
International Bond Fund (USD Hedged)—Advisor Class	May 1, 2020 – April 30, 2022	0.99	—	—	(b)
International Bond Fund (USD Hedged)—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
International Bond Fund (USD Hedged)—Z Class	Effective October 28, 2019 (f)	0.00	—	—	(c)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Large-Cap Growth Fund	May 1, 2020 – April 30, 2022	0.70	—	—	(a)
Large-Cap Growth Fund	May 1, 2021 – April 30, 2023	—	—	0.221(h)	(c)
Large-Cap Growth Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Large-Cap Growth Fund—I Class	May 1, 2021 – April 30, 2023	—	—	0.221(h)	(c)
Large-Cap Value Fund	May 1, 2020 – April 30, 2022	0.70	—	—	(a)
Large-Cap Value Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Mid-Cap Growth Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Mid-Cap Growth Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Mid-Cap Index Fund	August 1, 2021 – April 30, 2024	0.27	—	—	(b)
Mid-Cap Index Fund—I Class	May 1, 2020– April 30, 2022	—	0.05	—	(a)
Mid-Cap Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Mid-Cap Value Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Mid-Cap Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
New Era Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
New Horizons Fund	May 1, 2021 – April 30, 2023	—	—	0.2975(i)	(c)
New Horizons Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
New Horizons Fund—I Class	May 1, 2021 – April 30, 2023	—	—	0.2975(i)	(c)
New Horizons Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
QM Global Equity Fund	May 1, 2020 – April 30, 2022	0.74	—	—	(b)
QM Global Equity Fund—Advisor Class	May 1, 2020 – April 30, 2022	1.04	—	—	(b)
QM Global Equity Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
QM U.S. Small & Mid-Cap Core Equity Fund	May 1, 2020 – April 30, 2022	0.87	—	—	(b)
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	May 1, 2020 – April 30, 2022	1.14	—	—	(b)
QM U.S. Small & Mid-Cap Core Equity Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
QM U.S. Small-Cap Growth Equity Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
QM U.S. Value Equity Fund	May 1, 2020 – April 30, 2022	0.72	—	—	(b)
QM U.S. Value Equity Fund—Advisor Class	May 1, 2020 – April 30, 2022	0.99	—	—	(b)
QM U.S. Value Equity Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Real Assets Fund	September 1, 2021 – April 30, 2023	0.99	—	—	(b)
Real Assets Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Real Assets Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Real Estate Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Retirement Income 2020 Fund(g)	May 1, 2020 – April 30, 2022	—	0.25	—	(a)
Science & Technology Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Small-Cap Index Fund	August 1, 2021 – April 30, 2024	0.29	—	—	(b)
Small-Cap Index Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Small-Cap Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Small-Cap Stock Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Small-Cap Stock Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Small-Cap Value Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Small-Cap Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Total Equity Market Index Fund	August 1, 2021 – April 30, 2024	0.22	—	—	(b)
Total Equity Market Index Fund	Effective August 1, 2021 (f)	—	—	0.30	(c)
U.S. Equity Research Fund—Advisor Class	October 1, 2019 – April 30, 2022	0.97	—	—	(a)
U.S. Equity Research Fund—I Class	November 1, 2019 – April 30, 2022	—	0.04	—	(a)
U.S. Equity Research Fund—R Class	October 1, 2019 – April 30, 2022	1.31	—	—	(a)
U.S. Equity Research Fund—Z Class	Effective November 23, 2021 (f)	0.00	—	—	(c)
U.S. Large-Cap Core Fund	March 1, 2021 – April 30, 2023	0.64	—	—	(b)
U.S. Large-Cap Core Fund—I Class	May 1, 2021 – April 30, 2023	—	0.05	—	(a)
U.S. Large-Cap Core Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Value Fund	May 1, 2021 – April 30, 2022	—	—	0.2975(e)	(c)
Value Fund—Advisor Class	May 1, 2021 – April 30, 2022	—	—	0.2975(e)	(c)
Value Fund—I Class	May 1, 2020 – April 30, 2022	—	0.05	—	(a)
Value Fund—I Class	May 1, 2021 – April 30, 2022	—	—	0.2975(e)	(c)
Value Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)

Funds with a 2/28 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
California Tax-Free Bond Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Georgia Tax-Free Bond Fund	September 1, 2021 – June 30, 2023	0.56	—	—	(b)
Georgia Tax-Free Bond Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Intermediate Tax-Free High Yield Fund	October 1, 2021 – June 30, 2023	0.45	—	—	(b)
Intermediate Tax-Free High Yield Fund—Advisor Class	October 1, 2021 – June 30, 2023	0.71	—	—	(b)
Intermediate Tax-Free High Yield Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Maryland Short-Term Tax-Free Bond Fund	October 1, 2019 – June 30, 2022	0.53	—	—	(a)
Maryland Short-Term Tax-Free Bond Fund—I Class	July 1, 2021 – June 30, 2022	—	0.05	—	(a)
Maryland Tax-Free Bond Fund	September 1, 2021 – June 30, 2023	0.49	—	—	(b)
Maryland Tax-Free Bond Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Maryland Tax-Free Money Fund	July 1, 2021 – June 30, 2023	0.41	—	—	(b)
Maryland Tax-Free Money Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
New Jersey Tax-Free Bond Fund	September 1, 2021 – June 30, 2023	0.57	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
New Jersey Tax-Free Bond Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
New York Tax-Free Bond Fund	September 1, 2021 – June 30, 2023	0.53	—	—	(b)
New York Tax-Free Bond Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Tax-Efficient Equity Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Tax-Exempt Money Fund	June 1, 2020 – June 30, 2022	0.45	—	—	(b)
Tax-Exempt Money Fund—I Class	July 1, 2021 – June 30, 2022	—	0.05	—	(a)
Tax-Free High Yield Fund	July 1, 2021 – June 30, 2022	—	—	0.49	(c)
Tax-Free High Yield Fund—Advisor Class	July 1, 2021 – June 30, 2022	—	—	0.49	(c)
Tax-Free High Yield Fund—I Class	July 1, 2021 – June 30, 2022	—	—	0.49	(c)
Tax-Free High Yield Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Tax-Free Income Fund	September 1, 2021 – June 30, 2023	0.53	—	—	(b)
Tax-Free Income Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Tax-Free Short-Intermediate Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)
Virginia Tax-Free Bond Fund—I Class	July 1, 2021 – June 30, 2023	—	0.05	—	(a)

Funds with a 5/31 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Corporate Income Fund	September 1, 2021 – September 30, 2023	0.59	—	—	(b)
Corporate Income Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Corporate Income Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Credit Opportunities Fund	October 1, 2021 – September 30, 2023	0.81	—	—	(b)
Credit Opportunities Fund—Advisor Class	October 1, 2021 – September 30, 2023	0.91	—	—	(b)
Credit Opportunities Fund—I Class	October 1, 2021 – September 30, 2023	—	0.01	—	(a)
Floating Rate Fund—Advisor Class	October 1, 2021 – September 30, 2023	0.95	—	—	(b)
Floating Rate Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
Floating Rate Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Global Multi-Sector Bond Fund	September 1, 2021 – September 30, 2023	0.65	—	—	(b)
Global Multi-Sector Bond Fund—Advisor Class	October 1, 2021 – September 30, 2023	0.93	—	—	(b)
Global Multi-Sector Bond Fund—I Class	October 1, 2021 – September 30, 2023	—	0.01	—	(a)
GNMA Fund	September 1, 2021 – September 30, 2023	0.62	—	—	(b)
GNMA Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
GNMA Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Government Money Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
High Yield Fund	September 1, 2021 – September 30, 2023	0.70	—	—	(b)
High Yield Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
High Yield Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Inflation Protected Bond Fund	October 1, 2021 – September 30, 2023	0.41	—	—	(b)
Inflation Protected Bond Fund	October 1, 2021 – September 30, 2022	—	—	0.17	(c)
Inflation Protected Bond Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
Inflation Protected Bond Fund—I Class	October 1, 2021 – September 30, 2022	—	—	0.17	(c)
Inflation Protected Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Institutional Floating Rate Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Institutional High Yield Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Limited Duration Inflation Focused Bond Fund	October 1, 2021 – September 30, 2022	—	—	0.25	(c)
Limited Duration Inflation Focused Bond Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
Limited Duration Inflation Focused Bond Fund—I Class	October 1, 2021 – September 30, 2022	—	—	0.25	(c)
Limited Duration Inflation Focused Bond Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
New Income Fund	September 1, 2021 – September 30, 2023	0.44	—	—	(b)
New Income Fund	October 1, 2021 – September 30, 2022	—	—	0.0255(e)	(c)
New Income Fund—Advisor Class	October 1, 2021 – September 30, 2022	—	—	0.0255(e)	(c)
New Income Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
New Income Fund—I Class	October 1, 2021 – September 30, 2022	—	—	0.0255(e)	(c)
New Income Fund—R Class	October 1, 2021 – September 30, 2023	1.08	—	—	(b)
New Income Fund—R Class	October 1, 2021 – September 30, 2022	—	—	0.0255(e)	(c)
New Income Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Short Duration Income Fund	October 1, 2020 – September 30, 2023	0.40	—	—	(b)
Short Duration Income Fund—I Class	October 1, 2020 – September 30, 2023	—	0.01	—	(a)
Short-Term Bond Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Short-Term Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
Spectrum Conservative Allocation Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Spectrum Moderate Allocation Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Spectrum Moderate Growth Allocation Fund—I Class	October 1, 2020 – September 30, 2022	—	0.05	—	(a)
Total Return Fund	October 1, 2021 – September 30, 2023	0.46	—	—	(b)
Total Return Fund—Advisor Class	October 1, 2021 – September 30, 2023	0.75	—	—	(b)
Total Return Fund—I Class	September 1, 2021 – September 30, 2023	—	0.02	—	(a)
U.S. High Yield Fund	October 1, 2021 – September 30, 2023	0.75	—	—	(a)
U.S. High Yield Fund—Advisor Class	October 1, 2021 – September 30, 2023	0.90	—	—	(a)
U.S. High Yield Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
U.S. Limited Duration TIPS Index Fund	August 14, 2020 – September 30, 2022	0.21	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
U.S. Limited Duration TIPS Index Fund—I Class	August 14, 2020 – September 30, 2022	—	0.05	—	(a)
U.S. Limited Duration TIPS Index Fund—Z Class	Effective August 14, 2020 (f)	0.00	—	—	(c)
U.S. Treasury Intermediate Index Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
U.S. Treasury Intermediate Index Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)
U.S. Treasury Long-Term Index Fund	September 1, 2021 – September 30, 2023	0.29	—	—	(b)
U.S. Treasury Long-Term Index Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
U.S. Treasury Long-Term Index Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
U.S. Treasury Money Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
U.S. Treasury Money Fund—Z Class	Effective March 16, 2020 (f)	0.00	—	—	(c)
Ultra Short-Term Bond Fund	October 1, 2021 – September 30, 2023	0.31	—	—	(b)
Ultra Short-Term Bond Fund—I Class	October 1, 2021 – September 30, 2023	—	0.05	—	(a)
Ultra Short-Term Bond Fund—Z Class	Effective October 26, 2020 (f)	0.00	—	—	(c)

1 T. Rowe Price has agreed to waive its fees and/or bear any expenses (excluding interest; taxes; brokerage, and other expenses that are capitalized in accordance with generally accepted accounting principles; extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ total ratio of expenses to average daily net assets to exceed the percentage indicated.

2 T. Rowe Price has agreed to pay or reimburse the operating expenses of the class excluding management fees; interest, expenses relating to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“Class-Level Operating Expenses”) to the extent the Class-Level Operating Expenses exceed the percentage indicated.

3 T. Rowe Price has agreed to waive a portion of its management fee in order to limit the fund’s management fee to the percentage indicated of the fund’s average daily net assets. The agreement may be terminated at any time after the expiration of the current expense limitation with approval by the fund’s Board of Directors.

(a) No reimbursement will be made more than three years after the payment of Class-Level Operating Expenses.

(b) No reimbursement will be made more than three years after any waiver or payment.

(c) Fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

(d) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $27.5 billion.

(e) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $20 billion.

(f) This contractual arrangement is expected to remain in place indefinitely.

(g) In April 2020, the fund began charging an all-inclusive management fee based on the fund’s average daily net assets. As a result, although the expense limitation agreement will still be in effect, the fund is not expected to waive any expenses pursuant to the agreement.

(h) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $25 billion.

(i) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $40 billion.

Additional Expense Limitation Arrangements

The following four tables set forth contractual expense limitation arrangements that were in effect during the prior three fiscal years and certain expense limitation arrangements that are currently in effect.

Funds with a 10/31 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Africa & Middle East Fund	October 1, 2019 – February 28, 2022	1.30	—	—	(a)
Africa & Middle East Fund—I Class	March 1, 2019 – February 28, 2021 March 1, 2021 – February 28, 2022	—	0.05	—	(a)
Asia Opportunities Fund	March 1, 2019 – February 28, 2021	1.15	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Asia Opportunities Fund—Advisor Class	March 1, 2019 – February 28, 2021	1.25	—	—	(b)
Asia Opportunities Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
China Evolution Equity Fund	October 23, 2019 – February 28, 2022	1.40	—	—	(b)
China Evolution Equity Fund—I Class	October 23, 2019 – February 28, 2022	—	0.05	—	(a)
Emerging Europe Fund	October 1, 2019 – February 28, 2022	1.41	—	—	(a)
Emerging Europe Fund—I Class	March 1, 2019 – February 28, 2021 March 1, 2021 – February 28, 2022	—	0.05	—	(a)
Emerging Markets Discovery Stock Fund	October 1, 2019 – February 29, 2020 March 1, 2020 – February 28, 2022	1.23	—	—	(b)
Emerging Markets Discovery Stock Fund—Advisor Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	1.65	—	—	(b)
Emerging Markets Discovery Stock Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
Emerging Markets Stock Fund—I Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	—	0.05	—	(a)
European Stock Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
Global Allocation Fund—Advisor Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	1.15	—	—	(b)
Global Allocation Fund—I Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Global Growth Stock Fund	March 1, 2019 – February 28, 2021	1.00	—	—	(b)
Global Growth Stock Fund—Advisor Class	March 1, 2019 – February 28, 2021	1.10	—	—	(b)
Global Growth Stock Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
Global Stock Fund—Advisor Class	March 1, 2018 – February 29, 2020	1.15	—	—	February 28, 2022(e)
Global Stock Fund—I Class	November 1, 2019 – February 28, 2021	0.75	—	—	(b)
Global Value Equity Fund	March 1, 2020 – February 28, 2022	0.89	—	—	(a)
Global Value Equity Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Institutional International Disciplined Equity Fund	March 1, 2019 – February 28, 2021	0.75	—	—	(b)
International Disciplined Equity Fund	March 1, 2019 – February 28, 2021	0.90	—	—	(b)
International Disciplined Equity Fund—Advisor Class	March 1, 2019 – February 28, 2021	1.00	—	—	(b)
International Disciplined Equity Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
International Discovery Fund—I Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	—	0.05	—	(a)
International Stock Fund—I Class	March 1, 2018 – February 29, 2020	0.75	—	—	February 28, 2022(e)
International Stock Fund—I Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	—	0.05	—	(a)
International Stock Fund—I Class	September 1, 2020 – February 28, 2022	0.75	—	—	February 29, 2024(h)
International Stock Fund—R Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	1.40	—	—	(b)
International Value Equity Fund—I Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Japan Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
Latin America Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
Multi-Strategy Total Return Fund	October 1, 2019 – February 29, 2020 March 1, 2020 – February 28, 2022	1.19	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Multi-Strategy Total Return Fund—Advisor Class	February 23, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	1.60	—	—	(b)
Multi-Strategy Total Return Fund—I Class	February 23, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	—	0.05	—	(a)
New Asia Fund—I Class	March 1, 2018 – February 29, 2020 March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Overseas Stock Fund—I Class	September 1, 2020 – February 28, 2021	0.75	—	—	(b)
Overseas Stock Fund—I Class	March 1, 2020 – February 28, 2022	—	0.05	—	(a)
Summit Municipal Income Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)
Summit Municipal Intermediate Fund—I Class	March 1, 2019 – February 28, 2021	—	0.05	—	(a)

Funds with a 12/31 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
All-Cap Opportunities Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Balanced Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Blue Chip Growth Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Capital Appreciation Fund	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2020 May 1, 2020 – April 30, 2021	—	—	0.27(d)	(c)
Capital Appreciation Fund—Advisor Class	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2020 May 1, 2020 – April 30, 2021	—	—	0.27(d)	(c)
Capital Appreciation Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Capital Appreciation Fund—I Class	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2020 May 1, 2020 – April 30, 2021	—	—	0.27(d)	(c)
Communications & Technology Fund—I Class	March 23, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Diversified Mid-Cap Growth Fund—I Class	May 3, 2017 – April 30, 2019 May 1, 2019 – April 30, 2021	—	0.05	—	(a)
Dividend Growth Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Dynamic Credit Fund	January 10, 2019 – September 30, 2019 October 1, 2019 – April 30, 2021	0.81 0.63	—	—	(b)
Dynamic Credit Fund—I Class	January 10, 2019 – April 30, 2021	—	0.05	—	(a)
Dynamic Global Bond Fund	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2021	0.75	—	—	(b)
Dynamic Global Bond Fund—Advisor Class	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2021	0.90	—	—	(b)
Dynamic Global Bond Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Emerging Markets Bond Fund—Advisor Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020 May 1, 2020 – September 30, 2021	1.20	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Emerging Markets Bond Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020 May 1, 2020 – September 30, 2021	—	0.05	—	(a)
Emerging Markets Corporate Bond Fund	May 1, 2017 – April 30, 2019 May 1, 2019 – September 30, 2019 October 1, 2019 – April 30, 2021 May 1, 2021 – September 30, 2021	1.15 1.15 0.97 0.97	—	—	(b)
Emerging Markets Corporate Bond Fund—Advisor Class	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2021 May 1, 2021 – September 30, 2021	1.25	—	—	(b)
Emerging Markets Corporate Bond Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Emerging Markets Local Currency Bond Fund	May 1, 2016 – April 30, 2018	1.10	—	—	(b)
Emerging Markets Local Currency Bond Fund—Advisor Class	May 1, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020 May 1, 2020 – September 30, 2021	1.20	—	—	(b)
Emerging Markets Local Currency Bond Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Equity Income Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Equity Index 500 Fund	August 1, 2017 – April 30, 2020	0.21	—	—	(b)
Equity Index 500 Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05 0.05	—	(a)
Financial Services Fund—I Class	November 29, 2016 – April 30, 2019 May 1, 2019 – April 30, 2021	—	0.05	—	(a)
Global Consumer Fund	June 27, 2016 – April 30, 2019 May 1, 2019 – April 30, 2021	1.05 1.05	—	—	(b)
Global High Income Bond Fund	May 1, 2017 – April 30, 2019 May 1, 2019 – September 30, 2019 October 1, 2019 – April 30, 2021 May 1, 2021 – September 30, 2021	0.85 0.85 0.79 0.79	—	—	(b)
Global High Income Bond Fund—Advisor Class	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2021 May 1, 2021 – September 30, 2021	1.00	—	—	(b)
Global High Income Bond Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Global Industrials Fund	May 1, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	1.05	—	—	(b)
Global Industrials Fund—I Class	May 3, 2017 – April 30, 2019 May 1, 2019 – April 30, 2021	—	0.05	—	(a)
Global Real Estate Fund	May 1, 2017 – April 30, 2019 May 1, 2019 – September 30, 2019 October 1, 2019 – April 30, 2021	1.05 1.05 0.95	—	—	(b)
Global Real Estate Fund—Advisor Class	May 1, 2017 – April 30, 2019 May 1, 2019 – April 30, 2021	1.15 1.15	—	—	(b)
Global Real Estate Fund—I Class	November 29, 2016 – April 30, 2019 May 1, 2019 – April 30, 2021	—	0.05	—	(a)
Global Technology Fund—I Class	November 29, 2016 – April 30, 2019 May 1, 2019 – April 30, 2021	—	0.05	—	(a)
Growth Stock Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Health Sciences Fund—I Class	March 23, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
International Bond Fund	August 1, 2017 - April 30, 2020	0.74	—	—	(b)
International Bond Fund—Advisor Class	August 1, 2017 - April 30, 2020	0.99	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
International Bond Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
International Bond Fund (USD Hedged)	September 12, 2017 - April 30, 2020	0.74	—	—	(b)
International Bond Fund (USD Hedged)—Advisor Class	September 12, 2017 - April 30, 2020	0.99	—	—	(b)
International Bond Fund (USD Hedged)—I Class	September 12, 2017 – April 30, 2020	—	0.05	—	(a)
Mid-Cap Growth Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Mid-Cap Index Fund	December 9, 2015 – April 30, 2018 May 1, 2018 – September 30, 2019 October1, 2019 – April 30, 2020 May 1, 2020 – April 30, 2022	0.32 0.32 0.30	—	—	(b)
Mid-Cap Index Fund—I Class	December 9, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Mid-Cap Value Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
New Era Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
New Horizons Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
QM Global Equity Fund	April 15, 2016 – April 30, 2018 May 1, 2018 – September 30, 2019 October 1, 2019 – April 30, 2020	0.79 0.79 0.74	—	—	(b)
QM Global Equity Fund—Advisor Class	April 15, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	1.04	—	—	(b)
QM Global Equity Fund—I Class	April 15, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
QM U.S. Small & Mid-Cap Core Equity Fund	February 26, 2016 – April 30, 2018 May 1, 2018 – September 30, 2019 October 1, 2019 – April 30, 2020	0.89 0.89 0.87	—	—	(b)
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	February 26, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	1.14	—	—	(b)
QM U.S. Small & Mid-Cap Core Equity Fund—I Class	February 26, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
QM U.S. Small-Cap Growth Equity Fund—I Class	March 23, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
QM U.S. Value Equity Fund	February 26, 2016 – April 30, 2018 May 1, 2018 – September 30, 2019 October 1, 2019 – April 30, 2020	0.74 0.74 0.72	—	—	(b)
QM U.S. Value Equity Fund—Advisor Class	February 26, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	0.99	—	—	(b)
QM U.S. Value Equity Fund—I Class	February 26, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Real Assets Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Real Estate Fund—I Class	December 17, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Retirement Income 2020 Fund(g)	May 25, 2017 – April 30, 2020	—	0.25	—	(a)
Science & Technology Fund—I Class	March 23, 2016 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Small-Cap Index Fund	December 9, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020 May 1, 2020 – April 30, 2022	0.34 0.34	—	—	(b)
Small-Cap Index Fund—I Class	December 9, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Small-Cap Stock Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Small-Cap Value Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
U.S. Equity Research Fund—I Class	November 29, 2016 – April 30, 2019 May 1, 2019 – October 31, 2019	—	0.05 0.05	—	(a)
U.S. Large-Cap Core Fund—Advisor Class	May 1, 2016 – April 30, 2018	1.20	—	—	(b)
U.S. Large-Cap Core Fund—I Class	November 29, 2016 – April 30, 2019 May 1, 2019 – April 30, 2021	—	0.05	—	(a)
Value Fund	May 1, 2017 – April 30, 2018 May 1, 2018 – April 30, 2019 May 1, 2019 – April 30, 2020 May 1, 2020 – April 30, 2021	—	—	0.2975(f)	(c)
Value Fund—Advisor Class	May 1, 2017 – April 30, 2018 May 1, 2018 – April 30, 2019 May 1, 2019 – April 30, 2020	—	—	0.2975(f)	(c)
Value Fund—I Class	August 28, 2015 – April 30, 2018 May 1, 2018 – April 30, 2020	—	0.05	—	(a)
Value Fund—I Class	May 1, 2017 – April 30, 2018 May 1, 2018 – April 30, 2019 May 1, 2019 – April 30, 2020 May 1, 2020 – April 30, 2021	—	—	0.2975(f)	(c)

Funds with a 2/28 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
California Tax-Free Bond Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Georgia Tax-Free Bond Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Intermediate Tax-Free High Yield Fund	July 1, 2017 – June 30, 2019 July 1, 2019 – September 30, 2019 July 1, 2021 – September 30, 2021	0.75 0.75 0.59	—	—	(b)
Intermediate Tax-Free High Yield Fund—Advisor Class	July 1, 2017 – June 30, 2019 July 1, 2021 – September 30, 2021	0.85 0.85	—	—	(b)
Intermediate Tax-Free High Yield Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Maryland Short-Term Tax-Free Bond Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Maryland Tax-Free Bond Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Maryland Tax-Free Money Fund	April 1, 2017 – June 30, 2019 July 1, 2019 – September 30, 2019	0.55 0.55	—	—	(b)
Maryland Tax-Free Money Fund	April 1, 2017 – June 30, 2019 July 1, 2019 – June 30, 2020 July 1, 2020 – March 31, 2021	—	—	0.28	(c)
Maryland Tax-Free Money Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Maryland Tax-Free Money Fund—I Class	April 1, 2017 – June 30, 2019 July 1, 2019 – June 30, 2020 July 1, 2020 – March 31, 2021	—	—	0.28	(c)
New Jersey Tax-Free Bond Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
New York Tax-Free Bond Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Tax-Efficient Equity Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Tax-Exempt Money Fund	April 1, 2017 – June 30, 2019 July 1, 2019 – June 30, 2020 July 1, 2020 – March 31, 2021	—	—	0.28	(c)
Tax-Exempt Money Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Tax-Exempt Money Fund—I Class	April 1, 2017 – June 30, 2019 July 1, 2019 – June 30, 2020 July 1, 2020 – March 31, 2021	—	—	0.28	(c)
Tax-Free High Yield Fund—I Class	November 29, 2016 – June 30, 2019	—	0.05	—	(a)
Tax-Free Income Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)
Tax-Free Short-Intermediate Fund—I Class	November 29, 2016 – June 30, 2019	—	0.05	—	(a)
Virginia Tax-Free Bond Fund—I Class	July 6, 2017 – June 30, 2019	—	0.05	—	(a)

Funds with a 5/31 Fiscal Year-End

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Corporate Income Fund—I Class	December 17, 2015 – September 30, 2018 October 1, 2018 – September 30, 2020	—	0.05	—	(a)
Credit Opportunities Fund	October 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020 October 1, 2020 – September 30, 2021	0.90	—	—	(b)
Credit Opportunities Fund—Advisor Class	October 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020 October 1, 2020 – September 30, 2021	1.00	—	—	(b)
Credit Opportunities Fund—I Class	December 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Floating Rate Fund—Advisor Class	October 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	0.95	—	—	(b)
Floating Rate Fund—I Class	November 29, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Global Multi-Sector Bond Fund—Advisor Class	October 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	0.95	—	—	(b)
Global Multi-Sector Bond Fund—I Class	December 1, 2017 – September 30, 2018 October 1, 2018 – September 30, 2020 October 1, 2020 – September 30, 2021	—	0.05 0.01 0.01	—	(a)
GNMA Fund—I Class	May 3, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Government Money Fund	April 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – March 31, 2021	—	—	0.25	(c)
Government Money Fund—I Class	May 3, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Government Money Fund—I Class	April 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – March 31, 2021	—	—	0.25	(c)
High Yield Fund—I Class	October 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Inflation Protected Bond Fund	August 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	0.41	—	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Inflation Protected Bond Fund	August 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2020	—	—	0.17	(c)
Inflation Protected Bond Fund—I Class	December 17, 2015 – September 30, 2018 October 1, 2018 – September 30, 2020 October 1, 2020 – September 30, 2021	—	0.05	—	(a)
Inflation Protected Bond Fund—I Class	August 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – September 30, 2021	—	—	0.17	(c)
Limited Duration Inflation Focused Bond Fund	October 1, 2019 – September 30, 2020 October 1, 2020 – September 30, 2021	—	—	0.25	(c)
Limited Duration Inflation Focused Bond Fund—I Class	October 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
New Income Fund	October 1, 2017 – September 30, 2018 October 1, 2018 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – September 30, 2021	—	—	0.0765(f)	(c)
New Income Fund—Advisor Class	October 1, 2017 – September 30, 2018 October 1, 2018 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – September 30, 2021	—	—	0.0765(f)	(c)
New Income Fund—I Class	October 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
New Income Fund—I Class	October 1, 2017 – September 30, 2018 October 1, 2018 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – September 30, 2021	—	—	0.0765(f)	(c)
New Income Fund—R Class	October 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020 October 1, 2020 – September 30, 2021	1.15	—	—	(b)
New Income Fund—R Class	October 1, 2017 – September 30, 2018 October 1, 2018 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – September 30, 2021	—	—	0.0765(f)	(c)
Retirement I 2005 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2010 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.00 0.00	—	(a)
Retirement I 2015 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2020 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2025 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2030 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2035 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2040 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2045 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2050 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2055 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement I 2060 Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)
Retirement Balanced I Fund—I Class(g)	December 1, 2016 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.01 0.01	—	(a)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Short-Term Bond Fund—I Class	December 17, 2015 – September 30, 2018 October 1, 2018 – September 30, 2020	—	0.05	—	(a)
Spectrum Conservative Allocation Fund—I Class	March 23, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	—	0.05	—	(a)
Spectrum Moderate Allocation Fund—I Class	March 23, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	—	0.05	—	(a)
Spectrum Moderate Growth Allocation Fund—I Class	March 23, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	—	0.05	—	(a)
Target 2005 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.58	—	—	(b)
Target 2005 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2005 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.83	—	—	(b)
Target 2005 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2005 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2010 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.58	—	—	(b)
Target 2010 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2010 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.83	—	—	(b)
Target 2010 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2010 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.00	—	(a)
Target 2015 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.61	—	—	(b)
Target 2015 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2015 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.86	—	—	(b)
Target 2015 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2015 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2020 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.64	—	—	(b)
Target 2020 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2020 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.89	—	—	(b)
Target 2020 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2020 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2025 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.67	—	—	(b)
Target 2025 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2025 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.92	—	—	(b)
Target 2025 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Target 2025 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2030 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.70	—	—	(b)
Target 2030 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2030 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.95	—	—	(b)
Target 2030 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2030 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2035 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.72	—	—	(b)
Target 2035 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2035 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.97	—	—	(b)
Target 2035 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2035 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2040 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.74	—	—	(b)
Target 2040 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2040 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.99	—	—	(b)
Target 2040 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2040 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2045 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.74	—	—	(b)
Target 2045 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2045 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.99	—	—	(b)
Target 2045 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2045 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2050 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.75	—	—	(b)
Target 2050 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2050 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	1.00	—	—	(b)
Target 2050 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2050 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2055 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.75	—	—	(b)
Target 2055 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Operating Expense Limitation %[2]	Management Fee Limitation %[3]	Reimbursement Date
Target 2055 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	1.00	—	—	(b)
Target 2055 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2055 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Target 2060 Fund(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	0.75	—	—	(b)
Target 2060 Fund(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2060 Fund—Advisor Class(g)	February 1, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020	1.00	—	—	(b)
Target 2060 Fund—Advisor Class(g)	January 1, 2019 – September 30, 2020	—	0.15	—	(b)
Target 2060 Fund—I Class(g)	February 26, 2016 – September 30, 2018 October 1, 2018 – December 31, 2018 January 1, 2019 – September 30, 2020	—	0.05 0.05 0.01	—	(a)
Total Return Fund	November 15, 2016 – September 30, 2018 October 1, 2018 – September 30, 2019 October 1, 2019 – September 30, 2021	0.57 0.57 0.53	—	—	(b)
Total Return Fund—Advisor Class	November 15, 2016 – September 30, 2018 October 1, 2018 – September 30, 2020 October 1, 2020 – September 30, 2021	0.82	—	—	(b)
Total Return Fund—I Class	November 15, 2016 – September 30, 2018 October 1, 2018 – August 31, 2020	—	0.05	—	(a)
U.S. High Yield Fund	May 22, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	0.79	—	—	(a)
U.S. High Yield Fund—Advisor Class	May 22, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	0.94	—	—	(a)
U.S. High Yield Fund—I Class	May 22, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Treasury Intermediate Index Fund	October 1, 2020 – September 30, 2021	—	—	0.15	(c)
U.S. Treasury Intermediate Index Fund—I Class	May 3, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Treasury Intermediate Index Fund—I Class	October 1, 2020 – September 30, 2021	—	—	0.15	(c)
U.S. Treasury Long-Term Index Fund	October 1, 2020 – September 30, 2021	—	—	0.15	(c)
U.S. Treasury Long-Term Index Fund—I Class	May 3, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Treasury Long-Term Index Fund—I Class	October 1, 2020 – September 30, 2021	—	—	0.15	(c)
U.S. Treasury Money Fund	April 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – March 31, 2021	—	—	0.25	(c)
U.S. Treasury Money Fund—I Class	May 3, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
U.S. Treasury Money Fund—I Class	April 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2020 October 1, 2020 – March 31, 2021	—	—	0.25	(c)
Ultra Short-Term Bond Fund	October 1, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	0.35	—	—	(b)
Ultra Short-Term Bond Fund	July 1, 2019 – September 30, 2021	—	—	0.20	(c)
Ultra Short-Term Bond Fund—I Class	July 6, 2017 – September 30, 2019 October 1, 2019 – September 30, 2021	—	0.05	—	(a)
Ultra Short-Term Bond Fund—I Class	July 1, 2019 – September 30, 2021	—	—	0.20	(c)

1 T. Rowe Price has agreed to waive its fees and/or bear any expenses (excluding interest; taxes; brokerage, and other expenses that are capitalized in accordance with generally accepted accounting principles; extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ total ratio of expenses to average daily net assets to exceed the percentage indicated.

2 T. Rowe Price has agreed to pay or reimburse the operating expenses of the class excluding management fees; interest, expenses relating to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“Class-Level Operating Expenses”) to the extent the Class-Level Operating Expenses exceed the percentage indicated.

3 T. Rowe Price has agreed to waive a portion of its management fee in order to limit the fund’s management fee to the percentage indicated of the fund’s average daily net assets. The agreement may be terminated at any time after the expiration of the current expense limitation with approval by the fund’s Board of Directors.

(a) No reimbursement will be made more than three years after the payment of Class-Level Operating Expenses.

(b) No reimbursement will be made more than three years after any waiver or payment.

(c) Fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

(d) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $27.5 billion.

(e) No reimbursement will be made after the reimbursement date or three years after any waiver or payment, whichever is sooner.

(f) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $20 billion.

(g) In April 2020, the fund began charging an all-inclusive management fee based on the fund’s average daily net assets. As a result, although the expense limitation agreement will still be in effect, the fund is not expected to waive any expenses pursuant to the agreement.

(h) This Fund Fee rate, when combined with the Group Fee rate, is applied to assets equal to or greater than $25 billion.

Indefinite Expense Limitation Arrangements

The following table sets forth contractual expense limitations for the Price Funds that are expected to remain in place indefinitely. Fees waived and expenses borne by T. Rowe Price are subject to reimbursement by the fund (or class) through the indicated reimbursement date, provided no reimbursement will be made if it would result in a fund’s (or class’) expense ratio exceeding its applicable limitation at the time of the waiver/payment or reimbursement, whichever is lower.

Fund	Limitation Period	Total Expense Ratio Limitation %[1]	Management Fee Limitation %[2]	Reimbursement Date
QM U.S. Bond Index Fund	Effective October 1, 2020	0.30	—	(a)
QM U.S. Bond Index Fund—I Class	Effective October 1, 2020	0.30	—	(a)
QM U.S. Bond Index Fund—Z Class	Effective October 1, 2020	0.30	—	(a)
Summit Municipal Income Fund	Effective March 1, 2019	0.50	—	(a)
Summit Municipal Income Fund—Advisor Class	Effective March 1, 2019	0.50	—	(a)
Summit Municipal Income Fund—I Class	Effective March 1, 2019	0.50	—	(a)
Summit Municipal Intermediate Fund	Effective March 1, 2019	0.50	—	(a)
Summit Municipal Intermediate Fund—Advisor Class	Effective March 1, 2019	0.50	—	(a)
Summit Municipal Intermediate Fund—I Class	Effective March 1, 2019	0.50	—	(a)
Total Return Fund	Effective September 1, 2020	0.40	—	(a)
U.S. Equity Research Fund	Effective November 1, 2019	—	0.33	(b)
U.S. Equity Research Fund—Advisor Class	Effective November 1, 2019	—	0.33	(b)
U.S. Equity Research Fund—I Class	Effective November 1, 2019	—	0.33	(b)
U.S. Equity Research Fund—R Class	Effective November 1, 2019	—	0.33	(b)

1 T. Rowe Price has agreed to waive its fees and/or bear any expenses, including but not limited to management fees, but excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses, or reimburse fund or class, to the extent the fund’s or class’ total ratio of expenses to average daily net assets to exceed the percentage indicated (on an annualized basis).

2 T. Rowe Price has contractually agreed to permanently waive any portion of the management fee in order to limit the management fee rate. This agreement can only be modified or terminated with approval by the Board.

(a) No reimbursement will be made more than three years after any waiver or payment.

(b) Fees waived under this agreement are not subject to reimbursement.

Management Related Services

In addition to the management fee, the funds (other than the All-Inclusive Fee Funds) pay for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and directors’ fees and expenses.

T. Rowe Price Services, Inc. (Services), a wholly owned subsidiary of T. Rowe Price, acts as the funds’ transfer and dividend disbursing agent and provides shareholder and administrative services. T. Rowe Price Retirement Plan Services, Inc. (RPS),

also a wholly owned subsidiary of T. Rowe Price, provides recordkeeping, sub-transfer agency, and administrative services for certain types of retirement plans investing in the funds. Pursuant to an agreement between the Price Funds and Services, the fees paid by the funds to Services are based on the costs to Services of providing these services plus a return on capital employed in support of the services.

Pursuant to an agreement between applicable Price Funds and RPS, the fees paid to RPS are based on the percentage of Price Fund assets for which RPS provides recordkeeping and sub-transfer agency services. The fees paid to Services and RPS are set forth in each fund’s shareholder report under “Related Party Transactions.” The address for Services and RPS is 100 East Pratt Street, Baltimore, Maryland 21202.

Pursuant to an agreement between T. Rowe Price and BNY Mellon, BNY Mellon provides a variety of non-discretionary portfolio accounting and investment operations functions, including but not limited to trade support, security pricing unrelated to fair valuation, non-discretionary aspects of corporate actions, and collateral management functions, to T. Rowe Price for the Price Funds. The fees paid by T. Rowe Price to BNY Mellon under this agreement are based on a combination of flat, asset-based, and transaction fees.

T. Rowe Price, under a separate agreement with the Price Funds, provides accounting services to the funds. Certain accounting services are provided to the Price Funds by T. Rowe Price and certain accounting services are provided to the Price Funds by BNY Mellon, subject to the oversight of T. Rowe Price. The following table shows the fees paid by the funds for accounting services during the fiscal years indicated.

Fund	Fiscal Year Ended
	2/28/21	2/29/20	2/28/19
California Tax-Free Bond Fund	$117,000	$135,000	$140,000
California Tax-Free Bond Fund—I Class	26,000	23,000	13,000
Floating Rate Multi-Sector Account Portfolio	—	—	—
Georgia Tax-Free Bond Fund	89,000	112,000	144,000
Georgia Tax-Free Bond Fund—I Class	54,000	45,000	8,000
High Yield Multi-Sector Account Portfolio	—	—	—
Intermediate Tax-Free High Yield Fund	106,00	144,000	137,000
Intermediate Tax-Free High Yield Fund—Advisor Class	1,000	2,000	2,000
Intermediate Tax-Free High Yield Fund—I Class	34,000	10,000	12,000
Investment-Grade Corporate Multi-Sector Account Portfolio	—	—	—
Maryland Short-Term Tax-Free Bond Fund	107,000	112,000	119,000
Maryland Short-Term Tax-Free Bond Fund—I Class	34,000	44,000	32,000
Maryland Tax-Free Bond Fund	123,000	136,000	141,000
Maryland Tax-Free Bond Fund—I Class	27,000	28,000	19,000
Maryland Tax-Free Money Fund	74,000	87,000	110,000
Maryland Tax-Free Money Fund—I Class	57,000	59,000	33,000
Mortgage-Backed Securities Multi-Sector Account Portfolio	—	—	—
New Jersey Tax-Free Bond Fund	131,000	146,000	144,000
New Jersey Tax-Free Bond Fund—I Class	11,000	11,000	8,000
New York Tax-Free Bond Fund	122,000	137,000	139,000
New York Tax-Free Bond Fund—I Class	20,000	20,000	13,000
Tax-Efficient Equity Fund	120,000	136,000	135,000
Tax-Efficient Equity Fund—I Class	22,000	22,000	17,000
Tax-Exempt Money Fund	82,000	97,000	112,000
Tax-Exempt Money Fund—I Class	41,000	50,000	33,000

Fund	Fiscal Year Ended
	2/28/21	2/29/20	2/28/19
Tax-Free High Yield Fund	124,000	135,000	134,000
Tax-Free High Yield Fund—Advisor Class	(a)	(a)	16,000
Tax-Free High Yield Fund—I Class	34,000	40,000	23,000
Tax-Free Income Fund	94,000	108,000	125,000
Tax-Free Income Fund—Advisor Class	22,000	24,000	16,000
Tax-Free Income Fund—I Class	34,000	32,000	20,000
Tax-Free Short-Intermediate Fund	103,000	116,000	131,000
Tax-Free Short-Intermediate Fund—Advisor Class	(a)	(a)	(a)
Tax-Free Short-Intermediate Fund—I Class	44,000	46,000	28,000
Virginia Tax-Free Bond Fund	115,000	128,000	140,000
Virginia Tax-Free Bond Fund—I Class	31,000	32,000	16,000

(a) Less than $1,000.

(b) Prior to commencement of operations.

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Corporate Income Fund	$130,000	$147,000	$145,000
Corporate Income Fund—I Class	4,000	7,000	6,000
Corporate Income Fund—Z Class	12,000	(a)	(a)
Credit Opportunities Fund	91,000	99,000	95,000
Credit Opportunities Fund—Advisor Class	(b)	(b)	(b)
Credit Opportunities Fund—I Class	51,000	52,000	54,000
Floating Rate Fund	61,000	126,000	134,000
Floating Rate Fund—Advisor Class	(b)	2,000	3,000
Floating Rate Fund—I Class	10,000	24,000	20,000
Floating Rate Fund—Z Class	79,000	7,000	(a)
Global Multi-Sector Bond Fund	121,000	128,000	126,000
Global Multi-Sector Bond Fund—Advisor Class	2,000	2,000	4,000
Global Multi-Sector Bond Fund—I Class	24,000	26,000	22,000
GNMA Fund	133,000	153,000	151,000
GNMA Fund—I Class	4,000	3,000	3,000
GNMA Fund—Z Class	11,000	(a)	(a)
Government Money Fund	163,000	166,000	160,000
Government Money Fund—I Class	10,000	9,000	8,000
Government Reserve Fund	191,000	209,000	186,000
High Yield Fund	68,000	123,000	126,000
High Yield Fund—Advisor Class	3,000	6,000	7,000
High Yield Fund—I Class	40,000	51,000	40,000
High Yield Fund—Z Class	63,000	5,000	(a)
Inflation Protected Bond Fund	128,000	137,000	133,000
Inflation Protected Bond Fund—I Class	17,000	15,000	17,000
Inflation Protected Bond Fund—Z Class	(b)	(a)	(a)

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Institutional Floating Rate Fund	104,000	127,000	148,000
Institutional Floating Rate Fund—F Class	23,000	21,000	20,000
Institutional Floating Rate Fund—Z Class	27,000	7,000	(a)
Institutional High Yield Fund	138,000	157,000	154,000
Institutional High Yield Fund—Z Class	12,000	(b)	(a)
Institutional Long Duration Credit Fund	143,000	151,000	149,000
Limited Duration Inflation Focused Bond Fund	35,000	144,000	154,000
Limited Duration Inflation Focused Bond Fund—I Class	8,000	30,000	26,000
Limited Duration Inflation Focused Bond Fund—Z Class	128,000	13,000	(a)
New Income Fund	42,000	159,000	176,000
New Income Fund—Advisor Class	(b)	(b)	(b)
New Income Fund—I Class	28,000	78,000	70,000
New Income Fund—R Class	(b)	(b)	(b)
New Income Fund—Z Class	150,000	15,000	(a)
Retirement 2005 Fund	82,000	41,000	(c)
Retirement 2005 Fund—Advisor Class	3,000	2,000	(c)
Retirement 2005 Fund—R Class	3,000	1,000	(c)
Retirement 2010 Fund	79,000	40,000	(c)
Retirement 2010 Fund—Advisor Class	10,000	3,000	(c)
Retirement 2010 Fund—R Class	7,000	2,000	(c)
Retirement 2015 Fund	96,000	48,000	(c)
Retirement 2015 Fund—Advisor Class	6,000	3,000	(c)
Retirement 2015 Fund—R Class	4,000	2,000	(c)
Retirement 2020 Fund	93,000	48,000	(c)
Retirement 2020 Fund—Advisor Class	10,000	5,000	(c)
Retirement 2020 Fund—R Class	7,000	4,000	(c)
Retirement 2025 Fund	95,000	49,000	(c)
Retirement 2025 Fund—Advisor Class	9,000	5,000	(c)
Retirement 2025 Fund—R Class	7,000	4,000	(c)
Retirement 2030 Fund	90,000	46,000	(c)
Retirement 2030 Fund—Advisor Class	12,000	6,000	(c)
Retirement 2030 Fund—R Class	9,000	5,000	(c)
Retirement 2035 Fund	92,000	48,000	(c)
Retirement 2035 Fund—Advisor Class	10,000	5,000	(c)
Retirement 2035 Fund—R Class	9,000	5,000	(c)
Retirement 2040 Fund	88,000	45,000	(c)
Retirement 2040 Fund—Advisor Class	13,000	7,000	(c)
Retirement 2040 Fund—R Class	10,000	5,000	(c)
Retirement 2045 Fund	90,000	47,000	(c)
Retirement 2045 Fund—Advisor Class	11,000	6,000	(c)
Retirement 2045 Fund—R Class	10,000	5,000	(c)

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Retirement 2050 Fund	84,000	43,000	(c)
Retirement 2050 Fund—Advisor Class	15,000	8,000	(c)
Retirement 2050 Fund—R Class	12,000	6,000	(c)
Retirement 2055 Fund	68,000	34,000	(c)
Retirement 2055 Fund—Advisor Class	11,000	5,000	(c)
Retirement 2055 Fund—R Class	10,000	5,000	(c)
Retirement 2060 Fund	70,000	36,000	(c)
Retirement 2060 Fund—Advisor Class	10,000	5,000	(c)
Retirement 2060 Fund—R Class	9,000	4,000	(c)
Retirement 2065 Fund	50,000	(a)	(a)
Retirement 2065 Fund—Advisor Class	3,000	(a)	(a)
Retirement 2065 Fund—R Class	2,000	(a)	(a)
Retirement Balanced Fund	74,000	37,000	(c)
Retirement Balanced Fund—Advisor Class	6,000	3,000	(c)
Retirement Balanced Fund—R Class	8,000	4,000	(c)
Retirement Blend 2005 Fund	(a)	(a)	(a)
Retirement Blend 2005 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2010 Fund	(a)	(a)	(a)
Retirement Blend 2010 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2015 Fund	(a)	(a)	(a)
Retirement Blend 2015 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2020 Fund	(a)	(a)	(a)
Retirement Blend 2020 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2025 Fund	(a)	(a)	(a)
Retirement Blend 2025 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2030 Fund	(a)	(a)	(a)
Retirement Blend 2030 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2035 Fund	(a)	(a)	(a)
Retirement Blend 2035 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2040 Fund	(a)	(a)	(a)
Retirement Blend 2040 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2045 Fund	(a)	(a)	(a)
Retirement Blend 2045 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2050 Fund	(a)	(a)	(a)
Retirement Blend 2050 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2055 Fund	(a)	(a)	(a)
Retirement Blend 2055 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2060 Fund	(a)	(a)	(a)
Retirement Blend 2060 Fund—I Class	(a)	(a)	(a)
Retirement Blend 2065 Fund	(a)	(a)	(a)
Retirement Blend 2065 Fund—I Class	(a)	(a)	(a)

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Retirement I 2005 Fund—I Class	88,000	45,000	(c)
Retirement I 2010 Fund—I Class	88,000	45,000	(c)
Retirement I 2015 Fund—I Class	88,000	45,000	(c)
Retirement I 2020 Fund—I Class	106,000	53,000	(c)
Retirement I 2025 Fund—I Class	106,000	53,000	(c)
Retirement I 2030 Fund—I Class	106,000	53,000	(c)
Retirement I 2035 Fund—I Class	106,000	53,000	(c)
Retirement I 2040 Fund—I Class	106,000	53,000	(c)
Retirement I 2045 Fund—I Class	88,000	45,000	(c)
Retirement I 2050 Fund—I Class	88,000	45,000	(c)
Retirement I 2055 Fund—I Class	88,000	45,000	(c)
Retirement I 2060 Fund—I Class	88,000	45,000	(c)
Retirement I 2065 Fund—I Class	56,000	(a)	(a)
Retirement Balanced I Fund—I Class	88,000	45,000	(c)
Short Duration Income Fund	65,000	(a)	(a)
Short Duration Income Fund—I Class	(b)	(a)	(a)
Short-Term Fund	154,000	166,000	170,000
Short-Term Bond Fund	119,000	145,000	145,000
Short-Term Bond Fund—Advisor Class	(b)	1,000	(b)
Short-Term Bond Fund—I Class	43,000	28,000	23,000
Short-Term Bond Fund—Z Class	1,000	(a)	(a)
Short-Term Government Fund	(a)	(a)	(a)
Spectrum Conservative Allocation Fund	126,000	136,000	136,000
Spectrum Conservative Allocation Fund—I Class	25,000	24,000	22,000
Spectrum Moderate Allocation Fund	123,000	134,000	138,000
Spectrum Moderate Allocation Fund—I Class	29,000	27,000	19,000
Spectrum Moderate Growth Allocation Fund	133,000	141,000	142,000
Spectrum Moderate Growth Allocation—I Class	22,000	22,000	16,000
Target 2005 Fund	78,000	40,000	(c)
Target 2005 Fund—Advisor Class	(b)	(b)	(c)
Target 2005 Fund—I Class	10,000	4,000	(c)
Target 2010 Fund	76,000	38,000	(c)
Target 2010 Fund—Advisor Class	2,000	1,000	(c)
Target 2010 Fund—I Class	11,000	5,000	(c)
Target 2015 Fund	75,000	38,000	(c)
Target 2015 Fund—Advisor Class	1,000	(b)	(c)
Target 2015 Fund—I Class	12,000	6,000	(c)
Target 2020 Fund	66,000	34,000	(c)
Target 2020 Fund—Advisor Class	5,000	3,000	(c)
Target 2020 Fund—I Class	17,000	8,000	(c)
Target 2025 Fund	61,000	31,000	(c)

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Target 2025 Fund—Advisor Class	3,000	2,000	(c)
Target 2025 Fund—I Class	24,000	11,000	(c)
Target 2030 Fund	57,000	30,000	(c)
Target 2030 Fund—Advisor Class	4,000	2,000	(c)
Target 2030 Fund—I Class	27,000	13,000	(c)
Target 2035 Fund	55,000	28,000	(c)
Target 2035 Fund—Advisor Class	2,000	1,000	(c)
Target 2035 Fund—I Class	32,000	15,000	(c)
Target 2040 Fund	57,000	30,000	(c)
Target 2040 Fund—Advisor Class	3,000	2,000	(c)
Target 2040 Fund—I Class	28,000	13,000	(c)
Target 2045 Fund	47,000	26,000	(c)
Target 2045 Fund—Advisor Class	3,000	2,000	(c)
Target 2045 Fund—I Class	38,000	17,000	(c)
Target 2050 Fund	52,000	27,000	(c)
Target 2050 Fund—Advisor Class	3,000	2,000	(c)
Target 2050 Fund—I Class	33,000	16,000	(c)
Target 2055 Fund	50,000	27,000	(c)
Target 2055 Fund—Advisor Class	4,000	2,000	(c)
Target 2055 Fund—I Class	35,000	16,000	(c)
Target 2060 Fund	63,000	33,000	(c)
Target 2060 Fund—Advisor Class	4,000	2,000	(c)
Target 2060 Fund—I Class	21,000	10,000	(c)
Target 2065 Fund	42,000	(a)	(a)
Target 2065 Fund—Advisor Class	7,000	(a)	(a)
Target 2065 Fund—I Class	7,000	(a)	(a)
Total Return Fund	85,000	141,000	141,000
Total Return Fund—Advisor Class	(b)	1,000	(b)
Total Return Fund—I Class	67,000	9,000	7,000
Treasury Reserve Fund	145,000	157,000	154,000
U.S. High Yield Fund	124,000	127,000	102,000
U.S. High Yield Fund—Advisor Class	5,000	7,000	10,000
U.S. High Yield Fund—I Class	16,000	19,000	37,000
U.S. Limited Duration TIPS Index Fund	6,000	(a)	(a)
U.S. Limited Duration TIPS Index Fund—I Class	74,000	(a)	(a)
U.S. Limited Duration TIPS Index Fund—Z Class	1,000	(a)	(a)
U.S. Treasury Intermediate Index Fund	133,000	147,000	144,000
U.S. Treasury Intermediate Index Fund—I Class	15,000	7,000	6,000
U.S. Treasury Intermediate Index Fund—Z Class	(b)	(a)	(a)
U.S. Treasury Long-Term Index Fund	32,000	122,000	137,000
U.S. Treasury Long-Term Index Fund—I Class	6,000	39,000	35,000

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
U.S. Treasury Long-Term Index Fund—Z Class	114,000	11,000	(a)
U.S. Treasury Money Fund	103,000	128,000	131,000
U.S. Treasury Money Fund—I Class	28,000	33,000	30,000
U.S. Treasury Money Fund—Z Class	41,000	4,000	(a)
Ultra Short-Term Bond Fund	131,000	138,000	133,000
Ultra Short-Term Bond Fund—I Class	24,000	21,000	20,000
Ultra Short-Term Bond Fund—Z Class	(b)	(a)	(a)

(a) Prior to commencement of operations.

(b) Less than $1,000.

(c) Paid by underlying Price Funds pursuant to the Special Servicing Agreement.

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
Africa & Middle East Fund	$100,000	$119,000	$144,000
Africa & Middle East Fund—I Class	45,000	27,000	12,000
Africa & Middle East Fund—Z Class	8,000	(a)	(a)
Asia Opportunities Fund	99,000	100,000	116,000
Asia Opportunities Fund—Advisor Class	(b)	(b)	(b)
Asia Opportunities Fund—I Class	54,000	45,000	40,000
Cash Reserves Fund	159,000	149,000	154,000
China Evolution Equity Fund	131,000	120,000	(a)
China Evolution Equity Fund—I Class	22,000	10,000	(a)
Emerging Europe Fund	139,000	141,000	150,000
Emerging Europe Fund—I Class	5,000	5,000	7,000
Emerging Europe Fund—Z Class	8,000	(a)	(a)
Emerging Markets Discovery Stock Fund	13,000	90,000	135,000
Emerging Markets Discovery Stock Fund—Advisor Class	(b)	(b)	(b)
Emerging Markets Discovery Stock Fund—I Class	11,000	21,000	21,000
Emerging Markets Discovery Stock Fund—Z Class	135,000	35,000	(a)
Emerging Markets Stock Fund	59,000	90,000	143,000
Emerging Markets Stock Fund—I Class	53,000	50,000	60,000
Emerging Markets Stock Fund—Z Class	93,000	50,000	(a)
European Stock Fund	124,000	143,000	155,000
European Stock Fund—I Class	7,000	6,000	5,000
European Stock Fund—Z Class	26,000	(a)	(a)
Global Allocation Fund	134,000	130,000	143,000
Global Allocation Fund—Advisor Class	1,000	2,000	3,000
Global Allocation Fund—I Class	21,000	16,000	13,000
Global Impact Equity Fund	92,000	(a)	(a)
Global Impact Equity Fund—I Class	5,000	(a)	(a)
Global Growth Stock Fund	70,000	53,000	73,000
Global Growth Stock Fund—Advisor Class	2,000	1,000	(b)

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
Global Growth Stock Fund—I Class	85,000	88,000	84,000
Global Stock Fund	120,000	104,000	129,000
Global Stock Fund—Advisor Class	1,000	2,000	3,000
Global Stock Fund—I Class	62,000	45,000	30,000
Global Value Equity	53,000	5,000	(a)
Global Value Equity Fund—I Class	99,000	140,000	156,000
Institutional Emerging Markets Equity Fund	160,000	152,000	163,000
Institutional International Disciplined Equity Fund	153,000	146,000	157,000
International Disciplined Equity Fund	33,000	36,000	22,000
International Disciplined Equity Fund—Advisor Class	1,000	1,000	2,000
International Disciplined Equity Fund—I Class	120,000	109,000	132,000
International Discovery Fund	111,000	98,000	108,000
International Discovery Fund—I Class	82,000	77,000	79,000
International Discovery Fund—Z Class	2,000	(a)	(a)
International Equity Index Fund	154,000	147,000	158,000
International Equity Index Fund—Z Class	(b)	(a)	(a)
International Stock Fund	46,000	99,000	163,000
International Stock Fund—Advisor Class	(b)	(b)	(b)
International Stock Fund—I Class	29,000	36,000	47,000
International Stock Fund—R Class	(b)	(b)	(b)
International Stock Fund—Z Class	145,000	63,000	(b)
International Value Equity Fund	9,000	77,000	153,000
International Value Equity Fund—Advisor Class	(b)	(b)	1,000
International Value Equity Fund—I Class	11,000	25,000	42,000
International Value Equity Fund—R Class	(b)	(b)	(b)
International Value Equity Fund—Z Class	183,000	81,000	(a)
Japan Fund	105,000	120,000	145,000
Japan Fund—I Class	38,000	28,000	11,000
Japan Fund—Z Class	14,000	(a)	(a)
Latin America Fund	143,000	141,000	153,000
Latin America Fund—I Class	6,000	6,000	5,000
Latin America Fund—Z Class	4,000	(a)	(a)
Multi-Strategy Total Return Fund	116,000	136,000	139,000
Multi-Strategy Total Return Fund—Advisor Class	(a)	(a)	(a)
Multi-Strategy Total Return Fund—I Class	37,000	10,000	13,000
New Asia Fund	120,000	127,000	143,000
New Asia Fund—I Class	43,000	30,000	24,000
New Asia Fund—Z Class	8,000	(a)	(a)
Overseas Stock Fund	59,000	85,000	136,000
Overseas Stock Fund—Advisor Class	(b)	(b)	(b)
Overseas Stock Fund—I Class	54,000	58,000	86,000

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
Overseas Stock Fund—Z Class	128,000	51,000	(a)
QM U.S. Bond Index Fund	138,000	150,000	161,000
QM U.S. Bond Index Fund—I Class	21,000	(a)	(a)
QM U.S. Bond Index Fund—Z Class	(b)	(a)	(a)
Summit Municipal Income Fund	108,000	105,000	145,000
Summit Municipal Income Fund—Advisor Class	(b)	(b)	(b)
Summit Municipal Income Fund—I Class	55,000	50,000	19,000
Summit Municipal Intermediate Fund	90,000	91,000	144,000
Summit Municipal Intermediate Fund—Advisor Class	(b)	(b)	(b)
Summit Municipal Intermediate Fund—I Class	86,000	76,000	33,000

(a) Prior to commencement of operations.

(b) Less than $1,000.

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
All-Cap Opportunities Fund	$124,000	$129,000	$142,000
All-Cap Opportunities Fund—Advisor Class	7,000	10,000	11,000
All-Cap Opportunities Fund—I Class	36,000	29,000	23,000
Balanced Fund	135,000	146,000	154,000
Balanced Fund—I Class	27,000	22,000	16,000
Blue Chip Growth Fund	278,000	250,000	262,000
Blue Chip Growth Fund—Advisor Class	20,000	20,000	26,000
Blue Chip Growth Fund—I Class	145,000	103,000	75,000
Blue Chip Growth Fund—R Class	6,000	5,000	6,000
Blue Chip Growth Fund—Z Class	(a)	(a)	(a)
Capital Appreciation Fund	234,000	231,000	232,000
Capital Appreciation Fund—Advisor Class	6,000	7,000	9,000
Capital Appreciation Fund—I Class	52,000	41,000	28,000
Communications & Technology Fund	162,000	159,000	171,000
Communications & Technology Fund—I Class	12,000	11,000	8,000
Diversified Mid-Cap Growth Fund	121,000	137,000	156,000
Diversified Mid-Cap Growth Fund—I Class	31,000	17,000	5,000
Dividend Growth Fund	141,000	131,000	133,000
Dividend Growth Fund—Advisor Class	4,000	5,000	7,000
Dividend Growth Fund—I Class	60,000	56,000	50,000
Dividend Growth Fund—Z Class	(a)	(a)	(a)
Dynamic Credit Fund	103,000	136,000	(a)
Dynamic Credit Fund—I Class	42,000	12,000	(a)
Dynamic Global Bond Fund	47,000	118,000	131,000
Dynamic Global Bond Fund—Advisor Class	(b)	(b)	(b)
Dynamic Global Bond Fund—I Class	30,000	48,000	42,000
Dynamic Global Bond Fund—Z Class	85,000	(a)	(a)

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
Emerging Markets Bond Fund	79,000	139,000	139,000
Emerging Markets Bond Fund—Advisor Class	(b)	(b)	(b)
Emerging Markets Bond Fund—I Class	21,000	34,000	38,000
Emerging Markets Bond Fund—Z Class	65,000	(a)	(a)
Emerging Markets Corporate Bond Fund	50,000	102,000	136,000
Emerging Markets Corporate Bond Fund—Advisor Class	(b)	2,000	4,000
Emerging Markets Corporate Bond Fund—I Class	96,000	45,000	18,000
Emerging Markets Corporate Multi-Sector Account Portfolio	—	—	—
Emerging Markets Local Currency Bond Fund	120,000	125,000	109,000
Emerging Markets Local Currency Bond Fund—Advisor Class	(b)	(b)	(b)
Emerging Markets Local Currency Bond Fund—I Class	27,000	25,000	51,000
Emerging Markets Local Currency Bond Fund—Z Class	(a)	(a)	(a)
Emerging Markets Local Multi-Sector Account Portfolio	—	—	—
Equity Income Fund	169,000	173,000	185,000
Equity Income Fund—Advisor Class	2,000	3,000	4,000
Equity Income Fund—I Class	38,000	49,000	48,000
Equity Income Fund—R Class	(b)	(b)	(b)
Equity Income Fund—Z Class	(a)	(a)	(a)
Equity Index 500 Fund	127,000	214,000	232,000
Equity Index 500 Fund—I Class	23,000	44,000	32,000
Equity Index 500 Fund—Z Class	111,000	(a)	(a)
Extended Equity Market Index Fund	148,000	152,000	161,000
Financial Services Fund	133,000	142,000	154,000
Financial Services Fund—I Class	15,000	10,000	7,000
Global Consumer Fund	145,000	149,000	158,000
Global High Income Bond Fund	94,000	105,000	117,000
Global High Income Bond Fund—Advisor Class	1,000	1,000	2,000
Global High Income Bond Fund—I Class	51,000	43,000	39,000
Global Industrials Fund	135,000	140,000	149,000
Global Industrials Fund—I Class	10,000	9,000	9,000
Global Real Estate Fund	121,000	119,000	123,000
Global Real Estate Fund—Advisor Class	11,000	15,000	19,000
Global Real Estate Fund—I Class	14,000	15,000	16,000
Global Technology Fund	146,000	152,000	166,000
Global Technology Fund—I Class	19,000	17,000	15,000
Growth Stock Fund	171,000	232,000	258,000
Growth Stock Fund—Advisor Class	17,000	19,000	23,000
Growth Stock Fund—I Class	90,000	99,000	75,000
Growth Stock Fund—R Class	6,000	6,000	7,000
Growth Stock Fund—Z Class	86,000	(a)	(a)

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
Health Sciences Fund	179,000	185,000	190,000
Health Sciences Fund—I Class	18,000	16,000	11,000
Institutional Emerging Markets Bond Fund	147,000	150,000	159,000
Institutional Large-Cap Core Growth Fund	162,000	164,000	172,000
Institutional Mid-Cap Equity Growth Fund	173,000	181,000	182,000
Institutional Small-Cap Stock Fund	164,000	167,000	176,000
International Bond Fund	95,000	95,000	117,000
International Bond Fund—Advisor Class	(b)	(b)	(b)
International Bond Fund—I Class	53,000	59,000	47,000
International Bond Fund—Z Class	(b)	(a)	(a)
International Bond Fund (USD Hedged)	54,000	127,000	144,000
International Bond Fund (USD Hedged)—Advisor Class	(b)	(b)	(b)
International Bond Fund (USD Hedged)—I Class	23,000	43,000	33,000
International Bond Fund (USD Hedged)—Z Class	93,000	(a)	(a)
Large-Cap Growth Fund	(b)	(a)	(a)
Large-Cap Growth Fund—I Class	204,000	218,000	228,000
Large-Cap Value Fund	(b)	(a)	(a)
Large-Cap Value Fund—I Class	156,000	164,000	169,000
Mid-Cap Growth Fund	173,000	204,000	217,000
Mid-Cap Growth Fund—Advisor Class	6,000	6,000	9,000
Mid-Cap Growth Fund—I Class	61,000	62,000	48,000
Mid-Cap Growth Fund—R Class	(b)	(b)	1,000
Mid-Cap Growth Fund—Z Class	28,000	(a)	(a)
Mid-Cap Index Fund	136,000	141,000	150,000
Mid-Cap Index Fund—I Class	7,000	7,000	8,000
Mid-Cap Index Fund—Z Class	2,000	(a)	(a)
Mid-Cap Value Fund	95,000	145,000	160,000
Mid-Cap Value Fund—Advisor Class	3,000	3,000	5,000
Mid-Cap Value Fund—I Class	37,000	49,000	40,000
Mid-Cap Value Fund—R Class	2,000	2,000	3,000
Mid-Cap Value Fund—Z Class	50,000	(a)	(a)
New Era Fund	84,000	96,000	103,000
New Era Fund—I Class	71,000	69,000	67,000
New Horizons Fund	177,000	184,000	204,000
New Horizons Fund—I Class	66,000	62,000	51,000
New Horizons Fund—Z Class	20,000	(a)	(a)
QM Global Equity Fund	137,000	138,000	148,000
QM Global Equity Fund—Advisor Class	2,000	3,000	3,000
QM Global Equity Fund—I Class	6,000	8,000	7,000
QM U.S. Small & Mid-Cap Core Equity Fund	117,000	137,000	151,000
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	1,000	1,000	1,000

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
QM U.S. Small & Mid-Cap Core Equity Fund—I Class	27,000	10,000	5,000
QM U.S. Small-Cap Growth Equity Fund	103,000	110,000	124,000
QM U.S. Small-Cap Growth Equity Fund—Advisor Class	(b)	(b)	(b)
QM U.S. Small-Cap Growth Equity Fund—I Class	73,000	67,000	61,000
QM U.S. Value Equity Fund	136,000	138,000	149,000
QM U.S. Value Equity Fund—Advisor Class	2,000	3,000	3,000
QM U.S. Value Equity Fund—I Class	8,000	8,000	6,000
Real Assets Fund	50,000	121,000	134,000
Real Assets Fund—I Class	23,000	42,000	32,000
Real Assets Fund—Z Class	84,000	(a)	(a)
Real Estate Fund	114,000	117,000	118,000
Real Estate Fund—Advisor Class	10,000	8,000	6,000
Real Estate Fund—I Class	28,000	42,000	51,000
Retirement Income 2020 Fund	89,000	92,000	108,000
Science & Technology Fund	149,000	140,000	150,000
Science & Technology Fund—Advisor Class	8,000	19,000	22,000
Science & Technology Fund—I Class	14,000	11,000	9,000
Small-Cap Index Fund	135,000	141,000	150,000
Small-Cap Index Fund—I Class	7,000	7,000	8,000
Small-Cap Index Fund—Z Class	3,000	(a)	(a)
Small-Cap Stock Fund	104,000	141,000	158,000
Small-Cap Stock Fund—Advisor Class	2,000	3,000	3,000
Small-Cap Stock Fund—I Class	33,000	46,000	31,000
Small-Cap Stock Fund—Z Class	41,000	(a)	(a)
Small-Cap Value Fund	112,000	146,000	153,000
Small-Cap Value Fund—Advisor Class	2,000	2,000	9,000
Small-Cap Value Fund—I Class	29,000	40,000	32,000
Small-Cap Value Fund—Z Class	36,000	(a)	(a)
Spectrum Diversified Equity Fund	(c)	(c)	(c)
Spectrum Diversified Equity Fund—I Class	(a)	(a)	(a)
Spectrum Income Fund	(c)	(c)	(c)
Spectrum Income Fund—I Class	(a)	(a)	(a)
Spectrum International Equity Fund	(c)	(c)	(c)
Spectrum International Equity Fund—I Class	(a)	(a)	(a)
Total Equity Market Index Fund	153,000	156,000	165,000
Transition Fund(d)	38,000	(a)	(a)
U.S. Equity Research Fund	75,000	130,000	144,000
U.S. Equity Research Fund—Advisor Class	1,000	4,000	3,000
U.S. Equity Research Fund—I Class	74,000	17,000	12,000
U.S. Equity Research Fund—R Class	(b)	1,000	2,000
U.S. Equity Research Fund—Z Class	(a)	(a)	(a)

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
U.S. Large-Cap Core Fund	84,000	135,000	147,000
U.S. Large-Cap Core Fund—Advisor Class	2,000	4,000	5,000
U.S. Large-Cap Core Fund—I Class	8,000	12,000	8,000
U.S. Large-Cap Core Fund—Z Class	55,000	(a)	(a)
Value Fund	84,000	181,000	206,000
Value Fund—Advisor Class	2,000	3,000	4,000
Value Fund—I Class	30,000	57,000	45,000
Value Fund—Z Class	119,000	(a)	(a)
(a) Prior to commencement of operations.

(b) Less than $1,000.

(c) Paid by underlying Price Funds pursuant to the Special Servicing Agreement. Effective March 2021, this fee is no longer paid by underlying Price Funds.

(d) Data as of February 28, 2021, which is the fund’s previous fiscal year-end.

529 Plans

T. Rowe Price is the investment manager of several college savings plans established by states under Section 529 of the Code. Each plan has a number of portfolios that invest in underlying Price Funds including the Blue Chip Growth, Emerging Markets Bond, Emerging Markets Stock, Equity Income, Equity Index 500, Financial Services, Global Impact Equity, Health Sciences, High Yield, International Bond, International Equity Index, International Stock, International Value Equity, Limited Duration Inflation Focused Bond, Mid-Cap Growth, Mid-Cap Index, Mid-Cap Value, New Horizons, New Income, Overseas Stock, QM U.S. Bond Index, Real Assets, Science & Technology, Short-Term Bond, Small-Cap Index, Small-Cap Stock, Spectrum Income, Total Equity Market Index, Transition, U.S. Equity Research, U.S. Large-Cap Core, U.S. Limited Duration TIPS Index, U.S. Treasury Money, and Value Funds. Each portfolio establishes an omnibus account in the underlying Price Funds. Transfer agent and recordkeeping expenses incurred by the portfolios as a result of transactions by participants in the Section 529 college savings plans that invest in the Investor Class of certain Price Funds are paid for by the Investor Class of that underlying Price Fund under its agreement with its transfer agent, T. Rowe Price Services, Inc. The expenses borne by each underlying Price Fund are set forth in the shareholder report of the underlying Price Fund under “Related Party Transactions.”

THIRD-PARTY ARRANGEMENTS

Administrative Fee Payments

The Price Funds (other than I Class and Z Class shares; Institutional Funds, except for their F Class shares; Mid-Cap Index Fund; Multi-Sector Account Portfolios; Small-Cap Index Fund; and TRP Reserve Funds) have adopted an administrative fee payment (AFP) program that authorizes the funds to make payments to financial intermediaries for services provided on behalf of the funds. Under the AFP program, payments by a fund’s Investor Class (of up to 0.15% of its average daily net assets per year) may be made to retirement plans, retirement plan recordkeepers, insurance companies, banks, and broker-dealers which maintain omnibus accounts with the Funds for transfer agency, recordkeeping, and other administrative services. These services may include, but are not limited to: transmitting purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; delivering shareholder confirmations, statements and tax forms; processing dividend payments; and providing support to respond to customers’ questions regarding their accounts. The Price Funds generally pay $10 per account up to a maximum of 0.15% of its average daily net assets per year for financial intermediaries that continue to maintain Price Fund assets in client-level networked accounts. Under the AFP program, the funds paid the amounts set forth below in the calendar year 2021, unless otherwise indicated.

Fund	Payment
Africa & Middle East Fund	$30,953
All-Cap Opportunities Fund	5,084,662

Fund	Payment
Asia Opportunities Fund	97,572
Balanced Fund	1,818,003
Blue Chip Growth Fund	59,914,959
California Tax-Free Bond Fund	426,606
Capital Appreciation Fund	34,078,870
Cash Reserves Fund	102,421
China Evolution Equity Fund	9,275
Communications & Technology Fund	6,292,593
Corporate Income Fund	111,869
Credit Opportunities Fund	11,544
Diversified Mid-Cap Growth Fund	1,280,268
Dividend Growth Fund	12,948,531
Dynamic Credit Fund	4,218
Dynamic Global Bond Fund	34,444
Emerging Europe Fund	46,967
Emerging Markets Bond Fund	710,121
Emerging Markets Corporate Bond Fund	288,887
Emerging Markets Corporate Multi-Sector Account Portfolio	(a)
Emerging Markets Discovery Stock Fund	67,065
Emerging Markets Local Currency Bond Fund	42,716
Emerging Markets Local Multi-Sector Account Portfolio	(a)
Emerging Markets Stock Fund	3,590,060
Equity Income Fund	5,839,433
Equity Index 500 Fund	3,291,970
European Stock Fund	458,610
Extended Equity Market Index Fund	704,252
Financial Services Fund	868,656
Floating Rate Fund	1,124,301
Floating Rate Multi-Sector Account Portfolio	(a)
Georgia Tax-Free Bond Fund	261,235
Global Allocation Fund	787,192
Global Consumer Fund	92,800
Global Growth Stock Fund	526,976
Global High Income Bond Fund	56,874
Global Impact Equity Fund	935
Global Industrials Fund	182,706
Global Multi-Sector Bond Fund	1,039,562
Global Real Estate Fund	45,767
Global Stock Fund	5,114,929
Global Technology Fund	6,133,525
Global Value Equity Fund	2,293
GNMA Fund	159,423

Fund	Payment
Government Money Fund	141,645
Government Reserve Fund	(a)
Growth Stock Fund	22,914,373
Health Sciences Fund	11,509,182
High Yield Fund	824,852
High Yield Multi-Sector Account Portfolio	(a)
Inflation Protected Bond Fund	283,741
Institutional Emerging Markets Bond Fund	(a)
Institutional Emerging Markets Equity Fund	(a)
Institutional Floating Rate Fund	(a)
Institutional Floating Rate Fund—F Class	696,397
Institutional High Yield Fund	(a)
Institutional International Disciplined Equity Fund	(a)
Institutional Large-Cap Core Growth Fund	(a)
Institutional Long Duration Credit Fund	(a)
Institutional Mid-Cap Equity Growth Fund	(a)
Institutional Small-Cap Stock Fund	(a)
Intermediate Tax-Free High Yield Fund	9,660
International Bond Fund	268,505
International Bond Fund (USD Hedged)	7,633
International Disciplined Equity Fund	147,840
International Discovery Fund	5,542,533
International Equity Index Fund	254,405
International Stock Fund	1,233,564
International Value Equity Fund	224,242
Investment-Grade Corporate Multi-Sector Account Portfolio	(a)
Japan Fund	456,955
Large-Cap Growth Fund	174,967
Large-Cap Value Fund	14,387
Latin America Fund	179,989
Limited Duration Inflation Focused Bond Fund	47,919
Maryland Short-Term Tax-Free Bond Fund	61,844
Maryland Tax-Free Bond Fund	1,291,542
Maryland Tax-Free Money Fund	3,398
Mid-Cap Growth Fund	15,348,980
Mid-Cap Index Fund	(a)
Mid-Cap Value Fund	3,824,113
Mortgage-Backed Securities Multi-Sector Account Portfolio	(a)
Multi-Strategy Total Return Fund	123,808
New Asia Fund	1,499,545
New Era Fund	799,204

Fund	Payment
New Horizons Fund	16,919,517
New Income Fund	378,513
New Jersey Tax-Free Bond Fund	351,106
New York Tax-Free Bond Fund	214,196
Overseas Stock Fund	5,935,241
QM Global Equity Fund	4,351
QM U.S. Bond Index Fund	853,166
QM U.S. Small & Mid-Cap Core Equity Fund	65,152
QM U.S. Small-Cap Growth Equity Fund	6,185,985
QM U.S. Value Equity Fund	2,730
Real Assets Fund	102,632
Real Estate Fund	973,841
Retirement 2005 Fund	445,030
Retirement 2010 Fund	1,250,341
Retirement 2015 Fund	1,962,512
Retirement 2020 Fund	7,509,870
Retirement 2025 Fund	9,196,896
Retirement 2030 Fund	12,502,249
Retirement 2035 Fund	8,378,202
Retirement 2040 Fund	9,748,060
Retirement 2045 Fund	6,121,430
Retirement 2050 Fund	5,792,685
Retirement 2055 Fund	3,112,798
Retirement 2060 Fund	1,000,804
Retirement 2065 Fund	12,637
Retirement Balanced Fund	1,013,619
Retirement Blend 2005 Fund	0
Retirement Blend 2010 Fund	4
Retirement Blend 2015 Fund	0
Retirement Blend 2020 Fund	4
Retirement Blend 2025 Fund	48
Retirement Blend 2030 Fund	39
Retirement Blend 2035 Fund	87
Retirement Blend 2040 Fund	16
Retirement Blend 2045 Fund	59
Retirement Blend 2050 Fund	4
Retirement Blend 2055 Fund	12
Retirement Blend 2060 Fund	3
Retirement Blend 2065 Fund	9
Retirement Income 2020 Fund	0
Science & Technology Fund	3,586,277
Short Duration Income Fund	2,621

Fund	Payment
Short-Term Fund	(a)
Short-Term Bond Fund	1,668,094
Short-Term Government Fund	(b)
Small-Cap Index Fund	(a)
Small-Cap Stock Fund	2,926,270
Small-Cap Value Fund	4,546,085
Spectrum Conservative Allocation Fund	1,096,291
Spectrum Diversified Equity Fund	773,940
Spectrum Income Fund	1,304,326
Spectrum International Equity Fund	1,076,672
Spectrum Moderate Allocation Fund	1,231,660
Spectrum Moderate Growth Allocation Fund	2,588,217
Summit Municipal Income Fund	2,531,875
Summit Municipal Intermediate Fund	4,083,528
Target 2005 Fund	7,656
Target 2010 Fund	14,185
Target 2015 Fund	31,703
Target 2020 Fund	90,560
Target 2025 Fund	147,337
Target 2030 Fund	151,844
Target 2035 Fund	128,337
Target 2040 Fund	119,507
Target 2045 Fund	79,091
Target 2050 Fund	80,685
Target 2055 Fund	45,440
Target 2060 Fund	33,743
Target 2065 Fund	636
Tax-Efficient Equity Fund	364,523
Tax-Exempt Money Fund	11,794
Tax-Free High Yield Fund	4,378,175
Tax-Free Income Fund	831,522
Tax-Free Short-Intermediate Fund	1,362,788
Total Equity Market Index Fund	985,869
Total Return Fund	33,917
Transition Fund	0
Treasury Reserve Fund	(a)
U.S. Equity Research Fund	2,332,434
U.S. High Yield Fund	152,881
U.S. Large-Cap Core Fund	886,313
U.S. Limited Duration TIPS Index Fund	1,808
U.S. Treasury Intermediate Index Fund	914,407
U.S. Treasury Long-Term Index Fund	149,794

Fund	Payment
U.S. Treasury Money Fund	599,412
Ultra Short-Term Bond Fund	3,928,083
Value Fund	3,703,620
Virginia Tax-Free Bond Fund	1,100,831

(a) Not eligible to participate in AFP program.

(b) Prior to commencement of operations.

Each Advisor Class and R Class has adopted an AFP program under which various third parties, including third parties receiving 12b-1 payments, may receive administrative fee payments from the class (at an annual rate of up to 0.15% of the class’ average daily net assets) in addition to 12b-1 fees for providing, on behalf of the funds, various recordkeeping, transfer agency, and other administrative services. These services may include, but are not limited to: transmitting purchase and redemption orders; maintaining separate records for shareholders reflecting purchases, redemptions, and share balances; delivering shareholder confirmations, statements, and tax forms; processing dividend payments; and providing support to respond to customers’ questions regarding their accounts. Under this AFP program, the funds paid the amounts set forth below in the calendar year 2021, unless otherwise indicated.

Fund	Payment
All-Cap Opportunities Fund—Advisor Class	$378,955
Asia Opportunities Fund—Advisor Class	397
Blue Chip Growth Fund—Advisor Class	4,953,172
Blue Chip Growth Fund—R Class	1,750,365
Capital Appreciation Fund—Advisor Class	1,177,052
Credit Opportunities Fund—Advisor Class	43
Dividend Growth Fund—Advisor Class	592,442
Dynamic Global Bond Fund—Advisor Class	80
Emerging Markets Bond Fund—Advisor Class	314
Emerging Markets Corporate Bond Fund—Advisor Class	490
Emerging Markets Discovery Stock Fund—Advisor Class	98
Emerging Markets Local Currency Bond Fund—Advisor Class	74
Equity Income Fund—Advisor Class	277,149
Equity Income Fund—R Class	75,556
Floating Rate Fund—Advisor Class	30,289
Global Allocation Fund—Advisor Class	9,418
Global Growth Stock Fund—Advisor Class	24,667
Global High Income Bond Fund—Advisor Class	1,124
Global Multi-Sector Bond Fund—Advisor Class	27,001
Global Real Estate Fund—Advisor Class	10,097
Global Stock Fund—Advisor Class	85,181
Growth Stock Fund—Advisor Class	4,514,034
Growth Stock Fund—R Class	1,593,774
High Yield Fund—Advisor Class	43,221
Intermediate Tax-Free High Yield Fund—Advisor Class	421
International Bond Fund—Advisor Class	6,922
International Bond Fund (USD Hedged)—Advisor Class	0
International Disciplined Equity Fund—Advisor Class	5,860

Fund	Payment
International Stock Fund—Advisor Class	28,287
International Stock Fund—R Class	15,297
International Value Equity Fund—Advisor Class	56,254
International Value Equity Fund—R Class	52,490
Mid-Cap Growth Fund—Advisor Class	781,129
Mid-Cap Growth Fund—R Class	117,532
Mid-Cap Value Fund—Advisor Class	175,787
Mid-Cap Value Fund—R Class	207,628
Multi-Strategy Total Return Fund—Advisor Class	(a)
New Income Fund—Advisor Class	26,907
New Income Fund—R Class	3,029
Overseas Stock Fund—Advisor Class	78,654
QM Global Equity Fund—Advisor Class	0
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	360
QM U.S. Small-Cap Growth Equity—Advisor Class	48,651
QM U.S. Value Equity Fund—Advisor Class	0
Real Estate Fund—Advisor Class	40,484
Retirement 2005 Fund—Advisor Class	75,093
Retirement 2005 Fund—R Class	68,163
Retirement 2010 Fund—Advisor Class	362,578
Retirement 2010 Fund—R Class	226,747
Retirement 2015 Fund—Advisor Class	451,724
Retirement 2015 Fund—R Class	307,607
Retirement 2020 Fund—Advisor Class	2,094,067
Retirement 2020 Fund—R Class	1,536,032
Retirement 2025 Fund—Advisor Class	1,948,842
Retirement 2025 Fund—R Class	1,678,382
Retirement 2030 Fund—Advisor Class	3,559,648
Retirement 2030 Fund—R Class	2,846,290
Retirement 2035 Fund—Advisor Class	1,828,817
Retirement 2035 Fund—R Class	1,748,294
Retirement 2040 Fund—Advisor Class	2,845,670
Retirement 2040 Fund—R Class	2,283,771
Retirement 2045 Fund—Advisor Class	1,383,294
Retirement 2045 Fund—R Class	1,307,640
Retirement 2050 Fund—Advisor Class	1,718,632
Retirement 2050 Fund—R Class	1,459,867
Retirement 2055 Fund—Advisor Class	838,122
Retirement 2055 Fund—R Class	797,348
Retirement 2060 Fund—Advisor Class	269,636
Retirement 2060 Fund—R Class	230,589
Retirement 2065 Fund—Advisor Class	1,017

Fund	Payment
Retirement 2065 Fund—R Class	542
Retirement Balanced Fund—Advisor Class	199,948
Retirement Balanced Fund—R Class	262,495
Science & Technology Fund—Advisor Class	120,028
Short-Term Bond Fund—Advisor Class	36,256
Small-Cap Stock Fund—Advisor Class	167,400
Small-Cap Value Fund—Advisor Class	152,851
Summit Municipal Income Fund—Advisor Class	1,405
Summit Municipal Intermediate Fund—Advisor Class	8,186
Target 2005 Fund—Advisor Class	208
Target 2010 Fund—Advisor Class	2,558
Target 2015 Fund—Advisor Class	3,317
Target 2020 Fund—Advisor Class	30,313
Target 2025 Fund—Advisor Class	19,855
Target 2030 Fund—Advisor Class	27,582
Target 2035 Fund—Advisor Class	11,911
Target 2040 Fund—Advisor Class	15,483
Target 2045 Fund—Advisor Class	14,153
Target 2050 Fund—Advisor Class	13,609
Target 2055 Fund—Advisor Class	10,807
Target 2060 Fund—Advisor Class	3,774
Target 2065 Fund—Advisor Class	0
Tax-Free High Yield Fund—Advisor Class	14,199
Tax-Free Income Fund—Advisor Class	192,366
Tax-Free Short-Intermediate Fund—Advisor Class	3,901
Total Return Fund—Advisor Class	315
U.S. Equity Research Fund—Advisor Class	39,443
U.S. Equity Research Fund—R Class	53,993
U.S. High Yield Fund—Advisor Class	20,569
U.S. Large-Cap Core Fund—Advisor Class	18,605
Value Fund—Advisor Class	313,479

(a) Prior to commencement of operations.

Additional Payments to Financial Intermediaries and Other Third Parties (All Funds)

In addition to shareholder servicing payments (including AFP) and the 12b-1 payments made by each Advisor Class and R Class, T. Rowe Price or its affiliates will, at their own expense and out of their own profits, provide additional compensation to certain financial intermediaries such as broker-dealers, registered investment advisers, banks, insurance companies, and retirement plan recordkeepers. These payments may be in the form of asset-based, transaction-based, or fixed-dollar payments in connection with the sale, distribution, marketing, and/or servicing of the Price Funds, commonly referred to as revenue-sharing (collectively “Additional Compensation”). The categories of Additional Compensation are described below. These categories are not mutually exclusive and T. Rowe Price or its affiliates may pay Additional Compensation for other types of services in the future. The same financial intermediaries may receive payments under one or more categories.

Marketing Support Payments T. Rowe Price or its affiliates will pay Additional Compensation for sales and marketing support activities to certain financial intermediaries in connection with their efforts to educate financial professionals and provide services that may facilitate, directly or indirectly, investment in the Price Funds. A financial intermediary's marketing support services may include business planning assistance; advertising; educating financial intermediary personnel about the Price Funds and shareholder financial planning needs; placement on the financial intermediary’s sales platform; inclusion on a no-transaction fee fund list or preferred funds list; periodic sales reporting and data on the Price Funds; and access to sales meetings, sales representatives and management representatives of the financial intermediary. T. Rowe Price or its affiliates compensate financial intermediaries differently depending upon, among other factors, sales and asset levels, redemption rates and their level, and/or the type of marketing and educational activities provided by the financial intermediary.

Conference Support Payments Additional Compensation will include financial assistance to financial intermediaries that enable employees of T. Rowe Price or its affiliates to participate in and/or present at conferences or seminars, sales or training programs, client and investor events, co-operative advertising, newsletters, and other events. Additional Compensation amounts may vary depending upon the nature of the event. T. Rowe Price or its affiliates routinely sponsor and pay Additional Compensation in connection with due diligence meetings during which attendees receive updates on various Price Funds and are afforded the opportunity to speak with investment professionals, including portfolio managers. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings, including lodging and transportation, may be covered by T. Rowe Price or its affiliates.

Administrative and Processing Support Payments T. Rowe Price provides Additional Compensation to financial intermediaries that will help facilitate rollovers from employer-sponsored retirement plans to individual retirement accounts; contribute to the costs of providing certain technology and data support services; reimburse certain transaction expenses, such as ticket charges for purchases or exchanges; and contribute to costs for ancillary services, such as setting up Price Funds on an intermediary’s mutual fund trading system/platform.

In addition, T. Rowe Price has a long-term strategic relationship with Charles Schwab & Co., Inc. (“Schwab”). Under this arrangement, T. Rowe Price will pay Additional Compensation in the form of asset-based payments to Schwab in exchange for Schwab, among other services, promoting certain Price Funds to Schwab’s retail clients and clients of investment advisors that custody assets at Schwab, including on schwab.com and other digital properties, access to Schwab representatives and advisors that custody their clients’ assets at Schwab and for the provision of additional marketing support opportunities.

Payments to Retirement Plans T. Rowe Price or its affiliated retirement plan recordkeeper, RPS, will pay Additional Compensation in circumstances where the Price Funds are offered as investment options in such plans to the extent that amounts collected by RPS for providing administrative and transfer agent services to the Price Funds exceed the RPS negotiated revenue requirements for servicing such plan. These payments are provided directly to the retirement plans. To the extent the amounts are not used to offset plan expenses, the amounts may be allocated to participant accounts.

The receipt of, or the prospect of receiving, Additional Compensation from T. Rowe Price and its affiliates may influence intermediaries, plan sponsors, and other third parties to offer or recommend Price Funds over other investment options for which an intermediary does not receive similar compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive Additional Compensation may elevate the prominence of the Price Funds by, for example, placing the Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the Price Funds in various ways. Additional Compensation amounts are not paid by a fund directly; these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the Price Funds or the amount that a Price Fund receives to invest on behalf of an investor. However, T. Rowe Price’s revenues or profits may in part be derived from fees earned for services provided to and paid for by the Price Funds. Investors or prospective investors in the Price Funds should ask their financial intermediary for more information about any Additional Compensation it receives from T. Rowe Price or its affiliates.

DISTRIBUTOR FOR THE FUNDS

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all Price Funds on a continuous basis. Investment Services is registered as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

Investment Services is located at the same address as the funds and T. Rowe Price: 100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the Price Funds, pursuant to an Underwriting Agreement (Underwriting Agreement), which provides that the funds (other than the All-Inclusive Fee Funds) will pay all fees and expenses in connection with necessary state filings; preparing, setting in type, printing, and mailing of prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. For the All-Inclusive Funds, the Underwriting Agreement provides that Investment Services will pay, or will arrange for others to pay, these fees and expenses.

The Underwriting Agreement also provides that Investment Services will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services’ federal and state registrations as a broker-dealer; and offering and selling shares for each fund, except for those fees and expenses specifically assumed by the funds. Investment Services’ expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at net asset value. Other than as described below with respect to the Advisor Class and R Class shares, no sales charges are paid by investors or the funds, and no compensation is paid to Investment Services. The Underwriting Agreement also allows Investment Services to enter into agreements with affiliated T. Rowe Price entities to offer and sell shares of the Price Funds, under limited conditions, to certain institutional investors outside the U.S.

Advisor Class and R Class

Distribution and Shareholder Services Plan

The funds’ directors adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Advisor Class and R Class (each, a Class). Each plan provides that the Class may compensate Investment Services, or such other persons as the funds or Investment Services designates, to finance any or all of the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services with respect to Class shares. It is expected that most, if not all, payments under each plan will be made (either directly, or indirectly through Investment Services) to intermediaries other than Investment Services such as broker-dealers, banks, insurance companies, and retirement plan recordkeepers. Under each plan, the Advisor Class pays a fee at the annual rate of up to 0.25% of that class’ average daily net assets and the R Class pays a fee at the annual rate of up to 0.50% of that class’ average net daily assets. Normally, the full amount of the fee is paid to the intermediary on shares sold through that intermediary; however, a lesser amount may be paid. In addition, the fee may be split among intermediaries based on the level of services provided by each. Intermediaries may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing of the Class, as well as for a wide variety of other purposes associated with supporting, distributing, and servicing Class shares. The amount of fees paid by a Class during any year may be more or less than the cost of distribution and other services provided to the Class and its investors. FINRA rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The plan complies with these rules.

The plan requires that Investment Services provide, or cause to be provided, a quarterly written report identifying the amounts expended by each Class and the purposes for which such expenditures were made to the fund directors for their review.

Prior to approving the plan, the funds considered various factors relating to the implementation of the plan and determined that there is a reasonable likelihood that the plan will benefit each fund, its Class, and the Class’ shareholders. The fund directors noted that to the extent the plan allows a fund to sell Class shares in markets to which it would not otherwise have access, the plan may result in additional sales of fund shares. This may enable a fund to achieve economies of scale that could reduce expenses. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to each fund, as long as its continuance is approved at least annually (1) by the vote of a majority of the fund directors and (2) by a vote of the majority of the funds’ independent directors cast in person at a meeting called for the purpose of voting on such approval. The plan may not be amended to increase materially the amount of fees paid by any Class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such Class and by the fund directors in the manner prescribed by Rule 12b-1 under the 1940 Act. The plan is terminable with respect to a Class at any time by a vote of a majority of the independent directors or by a majority vote of the outstanding shares in the Class.

Payments under the 12b-1 plans will still normally be made for funds that are closed to new investors. Such payments are made for the various services provided to existing investors by the intermediaries receiving such payments.

The following payments for the fiscal year indicated were made to intermediaries, including broker-dealers and insurance companies, for the distribution, shareholder servicing, maintenance of shareholder accounts, and/or other administrative services under the plan.

Fund	Fiscal Year Ended 2/28/21
Intermediate Tax-Free High Yield Fund—Advisor Class	$1,000
Tax-Free High Yield Fund—Advisor Class	25,000
Tax-Free Income Fund—Advisor Class	971,000
Tax-Free Short-Intermediate Fund—Advisor Class	11,000

Fund	Fiscal Year Ended 5/31/21
Credit Opportunities Fund—Advisor Class	(a)
Floating Rate Fund—Advisor Class	$34,000
Global Multi-Sector Bond Fund—Advisor Class	41,000
High Yield Fund—Advisor Class	305,000
New Income Fund—Advisor Class	75,000
New Income Fund—R Class	12,000
Retirement 2005 Fund—Advisor Class	128,000
Retirement 2005 Fund—R Class	220,000
Retirement 2010 Fund—Advisor Class	642,000
Retirement 2010 Fund—R Class	770,000
Retirement 2015 Fund—Advisor Class	799,000
Retirement 2015 Fund—R Class	1,104,000
Retirement 2020 Fund—Advisor Class	3,630,000
Retirement 2020 Fund—R Class	5,218,000
Retirement 2025 Fund—Advisor Class	3,249,000
Retirement 2025 Fund—R Class	5,435,000
Retirement 2030 Fund—Advisor Class	5,667,000
Retirement 2030 Fund—R Class	8,988,000
Retirement 2035 Fund—Advisor Class	2,938,000
Retirement 2035 Fund—R Class	5,413,000
Retirement 2040 Fund—Advisor Class	4,513,000
Retirement 2040 Fund—R Class	6,976,000
Retirement 2045 Fund—Advisor Class	2,172,000
Retirement 2045 Fund—R Class	4,052,000
Retirement 2050 Fund—Advisor Class	2,636,000
Retirement 2050 Fund—R Class	4,403,000

Fund	Fiscal Year Ended 5/31/21
Retirement 2055 Fund—Advisor Class	1,319,000
Retirement 2055 Fund—R Class	2,414,000
Retirement 2060 Fund—Advisor Class	363,000
Retirement 2060 Fund—R Class	631,000
Retirement 2065 Fund—Advisor Class	(a)
Retirement 2065 Fund—R Class	1,000
Retirement Balanced Fund—Advisor Class	345,000
Retirement Balanced Fund—R Class	996,000
Short-Term Bond Fund—Advisor Class	66,000
Target 2005 Fund—Advisor Class	1,000
Target 2010 Fund—Advisor Class	4,000
Target 2015 Fund—Advisor Class	7,000
Target 2020 Fund—Advisor Class	52,000
Target 2025 Fund—Advisor Class	37,000
Target 2030 Fund—Advisor Class	48,000
Target 2035 Fund—Advisor Class	20,000
Target 2040 Fund—Advisor Class	24,000
Target 2045 Fund—Advisor Class	18,000
Target 2050 Fund—Advisor Class	16,000
Target 2055 Fund—Advisor Class	13,000
Target 2060 Fund—Advisor Class	6,000
Target 2065 Fund—Advisor Class	(a)
Total Return Fund—Advisor Class	1,000
U.S. High Yield Fund—Advisor Class	19,000

(a) Less than $1,000.

Fund	Fiscal Year Ended 10/31/21
Asia Opportunities Fund—Advisor Class	$1,000
Emerging Markets Discovery Stock Fund—Advisor Class	(a)
Global Allocation Fund—Advisor Class	17,000
Global Growth Stock Fund—Advisor Class	40,000
Global Stock Fund—Advisor Class	137,000
International Disciplined Equity Fund—Advisor Class	10,000
International Stock Fund—Advisor Class	48,000
International Stock Fund—R Class	52,000
International Value Equity Fund—Advisor Class	95,000
International Value Equity Fund—R Class	171,000
Overseas Stock Fund—Advisor Class	142,000
Summit Municipal Income Fund—Advisor Class	2,000
Summit Municipal Intermediate Fund—Advisor Class	14,000

(a) Less than $1,000.

Fund	Fiscal Year Ended 12/31/20
All-Cap Opportunities Fund—Advisor Class	$629,000
Blue Chip Growth Fund—Advisor Class	8,563,000
Blue Chip Growth Fund—R Class	4,901,000
Capital Appreciation Fund—Advisor Class	1,811
Dividend Growth Fund—Advisor Class	785,000
Dynamic Global Bond Fund—Advisor Class	1,000
Emerging Markets Bond Fund—Advisor Class	1,000
Emerging Markets Corporate Bond Fund—Advisor Class	1,000
Emerging Markets Local Currency Bond Fund—Advisor Class	1,000
Equity Income Fund—Advisor Class	487,000
Equity Income Fund—R Class	237,000
Global High Income Bond Fund—Advisor Class	2,000
Global Real Estate Fund—Advisor Class	21,000
Growth Stock Fund—Advisor Class	6,752,000
Growth Stock Fund—R Class	4,447,000
International Bond Fund—Advisor Class	13,000
International Bond Fund (USD Hedged)—Advisor Class	1,000
Mid-Cap Growth Fund—Advisor Class	1,742,000
Mid-Cap Growth Fund—R Class	418,000
Mid-Cap Value Fund—Advisor Class	433,000
Mid-Cap Value Fund—R Class	572,000
QM Global Equity Fund—Advisor Class	1,000
QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class	2,000
QM U.S. Small-Cap Growth Equity Fund—Advisor Class	68,000
QM U.S. Value Equity Fund—Advisor Class	1,000
Real Estate Fund—Advisor Class	286,000
Science & Technology Fund—Advisor Class	678,000
Small-Cap Stock Fund—Advisor Class	262,000
Small-Cap Value Fund—Advisor Class	221,000
U.S. Equity Research Fund—Advisor Class	57,000
U.S. Equity Research Fund—R Class	58,000
U.S. Large-Cap Core Fund—Advisor Class	30,000
Value Fund—Advisor Class	575,000
PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the international Price Fund’s portfolios are generally made by each fund’s subadvisor(s), Price International, Price Hong Kong, Price Japan, and/or Price Singapore. Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of all other Price Funds’ portfolios are generally made by T. Rowe Price or, effective March 7,

2022, with respect to funds that have entered into a subadvisory agreement with Price Investment Management, Price Investment Management. T. Rowe Price, Price Investment Management, Price International, Price Hong Kong, Price Japan, and Price Singapore (collectively, the “Price Advisers”), are responsible for implementing these decisions for the Price Funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Each Price Adviser may delegate actual trade execution to the trading desks of other Price Advisers and may use these affiliated investment advisers for certain other trading-related services.

Broker-Dealer Selection

With respect to equity, fixed income, and derivative transactions, the Price Advisers may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.

Fixed Income Securities

In purchasing and selling fixed income securities, the Price Advisers ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.

Foreign Currency Transactions

The Price Advisers may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. The Price Advisers may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. The Price Advisers select broker-dealers that they believe will provide best execution on behalf of the Price Funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the Price Funds, but each account’s trade is individually settled with the counterparty. T. Rowe Price has agreed to voluntarily reimburse from its own resources certain Price Funds managed by Price Investment Management for the cost of brokerage commissions embedded in the cost of the fund's foreign currency transactions. This agreement may be rescinded at any time.

Equity Securities

In purchasing and selling equity securities, the Price Advisers seek to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to the Price Advisers than might be paid to other broker-dealers in accordance with Section 28(e) under the 1934 Act (Section 28(e)) and subsequent guidance from regulators.

In selecting broker-dealers to execute the Price Funds’ portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of the Price Advisers to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, the Price Advisers pay higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.

Best Execution

T. Rowe Price’s Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies for the Price Advisers. The GTC is supported by the equity and fixed income best execution subcommittees in monitoring the Price Advisers’ compliance with the execution policy. The execution policy requires the Price Advisers to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the Price Funds taking into account various factors.

Research Benefits

T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of the Price Advisers’ investment approach, the Price Advisers rely primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.

The Price Advisers may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.

T. Rowe Price bears the cost of research services for all Price Funds. For certain Price Funds, T. Rowe Price continues to use equity brokerage commissions from those Price Funds’ transactions through commission sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. T. Rowe Price, however, voluntarily reimburses those Price Funds for any amount collected into the commission sharing arrangements.

Price Advisers acquire proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.

Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. The Price Advisers may use a limited number of expert networks.

Each Price Adviser generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. Each Price Adviser also pays for fixed income research and services directly from its own resources where feasible or required.

Allocation of Brokerage Business

Each Price Adviser has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. Each Price Adviser makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. Each Price Adviser may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.

Each Price Adviser may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed the Price Adviser or an affiliate to serve as investment adviser, trustee, or recordkeeper. Each Price Adviser also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which we transact with or on behalf of our clients.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, the Price Advisers seek to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of mutual funds and other institutional clients. In evaluating the reasonableness of commission rates, the Price Advisers may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.

Commission Recapture

Currently, the Price Advisers do not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. The Price Advisers may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Block Trading/Aggregated Orders/Order Sequencing

Because certain investment vehicles (including the Price Funds) managed by the Price Advisers and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. The Price Advisers’ policy is not to favor one client over another in grouping orders for various clients.

The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle’s proportionate share of grouped orders reflects the average price paid or received. The Price Adviser may include orders on behalf of Price Funds and other clients and products advised by the Price Advisers and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships and T. Rowe Price and its affiliates’ proprietary investments, in its aggregated orders.

The Price Advisers and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, the Price Adviser will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager’s long-term vision for the portfolio. Each investment vehicle (including the Price Funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.

The Price Advisers employ certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the Price Adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.

Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to the Price Advisers.

The Price Advisers have developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by the Price Advisers that are not simultaneously transacting in the security. Notwithstanding the application of the Price Advisers’ policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.

U.S. High Yield Fund

The U.S. High Yield Fund is managed by a separate fixed income investment team in the Philadelphia region (Philadelphia Team) which conducts its own research, idea generation and trade execution with its own portfolio manager, analysts, and trader. This separate investment team will make investments in one or more of the same or similar markets as other Price Funds and may directly compete with other Price Funds for the same or similar investment opportunities. The Philadelphia Team collaborates with a limited number of other T. Rowe Price portfolio management teams, including with respect to research and holdings information, but the Philadelphia Team does not have full access to T. Rowe Price’s global research platform. In many instances, consistent with applicable law, the broker-dealers selling securities to the U.S. High Yield Fund are expected to determine the allocation independent of allocations made by the same broker-dealer to other Price Funds, which is expected to increase overall allocations to the Price Funds, although there can be no guarantee. Although transactions in the same security may take place in the U.S. High Yield Fund and one or more other Price Funds, where feasible and practical, through access controls and other means, certain restrictions have been put in place to keep the Philadelphia Team and the other Price Funds’ investment teams from viewing each other’s trade orders.

The U.S. High Yield Fund is eligible to cross or aggregate orders with other portfolios managed by the Philadelphia Team but will not be eligible to cross or aggregate orders with portfolios managed by T. Rowe Price’s other investment teams, including other Price Funds. The Philadelphia Team may trade in the same securities before, at the same time, in close time proximity to, or after T. Rowe Price’s other investment teams, and as a result, the U.S. High Yield Fund’s execution prices are expected to differ. Additionally, the Philadelphia Team may take opposite positions to other similarly managed Price Funds and vice versa. These potential conflicts may be exacerbated to the extent the Philadelphia Team and/or T. Rowe Price’s other investment teams manage thinly traded or scarce assets.

Maintaining separate management and trade execution within separate portfolio management teams of T. Rowe Price poses other conflicts of interest and may reduce possible benefits to execution, pricing and research capabilities including those related to scale and efficiencies of combined and coordinated operations. In addition, this structure may pose risks inherent in nonsimultaneous trades including adverse effect on the price of a security that could result from placing a number of separate successive or competing client orders and transactions being effected for an account near or at the end of the firm’s total trades, in which case such trade order will bear the market price impact, if any, of those trades executed earlier, and, as a result, may receive a less favorable net price for the trade.

Miscellaneous

The brokerage allocation policies for the Price Advisers are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which the Price Advisers effect securities transactions may be used in servicing all accounts (including non-Price Funds) managed by the Price Advisers. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by the Price Advisers in connection with the management of that fund. The Price Funds do not allocate business to any broker-dealer on the basis of its sales of the funds’ shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund.

The Price Advisers may give advice and take action for clients, including the Price Funds, that differs from advice given or the timing or nature of action taken for other clients. The Price Advisers are not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for the Price Advisers.

The Price Advisers have established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.

Total Brokerage Commissions

The Price Funds’ bond investments are generally purchased and sold through principal transactions, meaning that a fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. As a result, there is no explicit brokerage commission paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Explicit brokerage commissions are paid, however, in connection with opening and closing out futures positions. In addition, the funds do not incur any brokerage commissions when buying and selling shares of other Price Funds or another open-end mutual fund that is not exchange-traded, although a fund will pay brokerage commissions if it purchases or sells shares of an exchange-traded fund.

The following table shows the approximate total amount of brokerage commissions paid by each fund for its prior three fiscal years. Since bond purchases do not normally involve the payment of explicit brokerage commissions, the tables generally reflect only the brokerage commissions paid on transactions involving equity securities and futures, if applicable. The amount of brokerage commissions paid by a fund may change from year to year because of changing asset levels, shareholder activity, portfolio turnover, or other factors.

Fund	Fiscal Year Ended
	2/28/21	2/29/20	2/28/19
California Tax-Free Bond Fund	$0	$0	$0
Floating Rate Multi-Sector Account Portfolio	(a)	0	0
Georgia Tax-Free Bond Fund	(a)	(a)	0
High Yield Multi-Sector Account Portfolio	(a)	(a)	(a)
Intermediate Tax-Free High Yield Fund	0	0	0
Investment-Grade Corporate Multi-Sector Account Portfolio	12,607.60	7,281.40	4,497.00
Maryland Short-Term Tax-Free Bond Fund	0	0	0
Maryland Tax-Free Bond Fund	(a)	2,804.20	0
Maryland Tax-Free Money Fund	0	0	0
Mortgage-Backed Securities Multi-Sector Account Portfolio	0	0	0
New Jersey Tax-Free Bond Fund	0	0	0
New York Tax-Free Bond Fund	0	0	0
Tax-Efficient Equity Fund	40,663.32	39,526.44	21,461.63
Tax-Exempt Money Fund	0	0	0
Tax-Free High Yield Fund	3,750.00	0	0
Tax-Free Income Fund	0	0	0
Tax-Free Short-Intermediate Fund	0	8,960.00	0
Virginia Tax-Free Bond Fund	(a)	0	0

(a) Less than $1,000.

(b) Prior to commencement of operations.

Fund	Fiscal Year Ended
	5/31/21		5/31/20		5/31/19
Corporate Income Fund	$71,587.00		$48,001.80		$48,297.80
Credit Opportunities Fund	492.97		2,456.05		786.58
Floating Rate Fund	259.94		9,571.78		0
Global Multi-Sector Bond Fund	72,251.15		111,706.24		27,291.73
GNMA Fund	23,271.40		52,604.95		49,469.40
Government Money Fund	0		0		0
Government Reserve Fund	0		0		0
High Yield Fund	31,391.92		92,603.59		46,193.52
Inflation Protected Bond Fund	49,902.50		39,321.10		45,678.60
Institutional Floating Rate Fund	3.59		0		0
Institutional High Yield Fund	6,817.48		17,552.87		8,987.99
Institutional Long Duration Credit Fund	484.40		933.80		1,661.80
Limited Duration Inflation Focused Bond Fund	549,515.80		986,527.50		754,234.00
New Income Fund	889,521.80		1,432,715.17		1,833,901.00
Retirement 2005 Fund	0		0		0
Retirement 2010 Fund	0		0		0
Retirement 2015 Fund	0		0		0
Retirement 2020 Fund	0		0		0
Retirement 2025 Fund	0		0		0
Retirement 2030 Fund	0		0		0
Retirement 2035 Fund	0		0		0
Retirement 2040 Fund	0		0		0
Retirement 2045 Fund	0		0		0
Retirement 2050 Fund	0		0		0
Retirement 2055 Fund	0		0		0
Retirement 2060 Fund	0		0		0
Retirement 2065 Fund	0		(a	)	(a	)
Retirement Balanced Fund	0		0		0
Retirement Blend 2005 Fund	(a	)	(a	)	(a	)
Retirement Blend 2010 Fund	(a	)	(a	)	(a	)
Retirement Blend 2015 Fund	(a	)	(a	)	(a	)
Retirement Blend 2020 Fund	(a	)	(a	)	(a	)
Retirement Blend 2025 Fund	(a	)	(a	)	(a	)
Retirement Blend 2030 Fund	(a	)	(a	)	(a	)
Retirement Blend 2035 Fund	(a	)	(a	)	(a	)
Retirement Blend 2040 Fund	(a	)	(a	)	(a	)
Retirement Blend 2045 Fund	(a	)	(a	)	(a	)
Retirement Blend 2050 Fund	(a	)	(a	)	(a	)
Retirement Blend 2055 Fund	(a	)	(a	)	(a	)
Retirement Blend 2060 Fund	(a	)	(a	)	(a	)
Retirement Blend 2065 Fund	(a	)	(a	)	(a	)

Fund	Fiscal Year Ended
	5/31/21		5/31/20		5/31/19
Retirement I 2005 Fund—I Class	0		0		0
Retirement I 2010 Fund—I Class	0		0		0
Retirement I 2015 Fund—I Class	0		0		0
Retirement I 2020 Fund—I Class	0		0		0
Retirement I 2025 Fund—I Class	0		0		0
Retirement I 2030 Fund—I Class	0		0		0
Retirement I 2035 Fund—I Class	0		0		0
Retirement I 2040 Fund—I Class	0		0		0
Retirement I 2045 Fund—I Class	0		0		0
Retirement I 2050 Fund—I Class	0		0		0
Retirement I 2055 Fund—I Class	0		0		0
Retirement I 2060 Fund—I Class	0		0		0
Retirement I 2065 Fund—I Class	0		(a	)	(a	)
Retirement Balanced I Fund—I Class	0		0		0
Short Duration Income Fund	476.00		(a	)	(a	)
Short-Term Fund	0		0		0
Short-Term Bond Fund	96,043.20		132,123.20		101,166.00
Short-Term Government Fund	(a	)	(a	)	(a	)
Spectrum Conservative Allocation Fund	288,237.20		412,069.19		295,641.61
Spectrum Moderate Allocation Fund	435,176.67		614,832.11		457,732.59
Spectrum Moderate Growth Allocation Fund	700,716.44		988,590.63		594,156.24
Target 2005 Fund	0		0		0
Target 2010 Fund	0		0		0
Target 2015 Fund	0		0		0
Target 2020 Fund	0		0		0
Target 2025 Fund	0		0		0
Target 2030 Fund	0		0		0
Target 2035 Fund	0		0		0
Target 2040 Fund	0		0		0
Target 2045 Fund	0		0		0
Target 2050 Fund	0		0		0
Target 2055 Fund	0		0		0
Target 2060 Fund	0		0		0
Target 2065 Fund	0		(a	)	(a	)
Total Return Fund	7,923.18		4,058.89		2,221.16
Treasury Reserve Fund	0		0		0
U.S. High Yield Fund	0		0		0
U.S. Limited Duration TIPS Index Fund	32,073.00		(a	)	(a	)
U.S. Treasury Intermediate Index Fund	61,746.60		65,299.70		18,543.20
U.S. Treasury Long-Term Index Fund	142,052.00		577,575.35		227,819.10

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
U.S. Treasury Money Fund	0	0	0
Ultra Short-Term Bond Fund	28,608.40	14,563.10	5,861.20

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
Africa & Middle East Fund	$163,630.68	$206,117.28	$169,753.86
Asia Opportunities Fund	156,601.52	232,764.55	166,762.75
Cash Reserves Fund	0	0	0
China Evolution Equity Fund	192,502.84	35,025.71	(a)
Emerging Europe Fund	132,617.61	94,717.18	143,058.85
Emerging Markets Discovery Stock Fund	3,924,546.95	737,306.12	171,928.00
Emerging Markets Stock Fund	5,408,170.64	5,522,830.34	5,314,323.30
European Stock Fund	553,649.99	1,018,448.22	517,199.68
Global Allocation Fund	282,198.54	289,857.48	188,297.78
Global Growth Stock Fund	515,563.92	631,401.26	248,132.02
Global Impact Equity Fund	4,328.39	(a)	(a)
Global Stock Fund	3,296,401.58	3,078,071.27	1,502,341.73
Global Value Equity	10,274.55	4,997.79	5,671.74
Institutional Emerging Markets Equity Fund	848,493.15	689,621.96	765,509.60
Institutional International Disciplined Equity Fund	203,829.60	163,848.27	197,291.16
International Disciplined Equity Fund	339,834.27	287,220.16	104,077.65
International Discovery Fund	4,954,847.55	4,195,651.32	3,192,792.63
International Equity Index Fund	73,009.88	25,798.66	18,124.88
International Stock Fund	5,261,227.67	6,267,695.53	6,008,192.18
International Value Equity Fund	3,652,833.89	3,941,945.61	5,802,758.81
Japan Fund	252,797.26	422,845.26	155,665.70
Latin America Fund	264,579.85	289,308.61	312,720.71
Multi-Strategy Total Return Fund	311,667.95	116,359.62	116,745.28
New Asia Fund	3,563,072.04	3,750,125.95	2,837,450.95
Overseas Stock Fund	2,349,790.02	3,913,422.68	3,066,639.49
QM U.S. Bond Index Fund	12,374.20	8,409.80	4,004.00
Summit Municipal Income Fund	0	0	0
Summit Municipal Intermediate Fund	0	6,440.00	0

(a) Prior to commencement of operations.

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
All-Cap Opportunities Fund	$2,313,398.45	$2,181,853.83	$1,427,708.61
Balanced Fund	930,204.15	758,215.91	755,969.47
Blue Chip Growth Fund	8,152,363.53	7,244,262.75	5,383,902.67
Capital Appreciation Fund	10,628,937.87	3,848,551.04	4,597,744.19

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
Communications & Technology Fund	535,403.65	261,075.98	229,754.66
Diversified Mid-Cap Growth Fund	235,495.42	104,454.69	74,863.66
Dividend Growth Fund	991,504.83	650,811.54	494,835.13
Dynamic Credit Fund	10,502.95	4,852.75	(a)
Dynamic Global Bond Fund	628,420.07	1,137,931.21	768,936.32
Emerging Markets Bond Fund	45,681.80	51,782.96	21,890.30
Emerging Markets Corporate Bond Fund	6,719.80	1,876.01	1,053.35
Emerging Markets Corporate Multi-Sector Account Portfolio	(b)	(b)	(b)
Emerging Markets Local Currency Bond Fund	3,629.09	3,352.81	6,374.55
Emerging Markets Local Multi-Sector Account Portfolio	(b)	(b)	(b)
Equity Income Fund	3,717,010.43	2,337,552.08	2,213,049.12
Equity Index 500 Fund	803,799.64	361,182.28	350,750.46
Extended Equity Market Index Fund	190,580.07	108,382.93	163,741.06
Financial Services Fund	291,644.16	84,629.80	193,649.71
Global Consumer Fund	23,428.62	8,125.72	7,386.27
Global High Income Bond Fund	(b)	(b)	(b)
Global Industrials Fund	32,830.30	10,853.30	12,340.39
Global Real Estate Fund	55,674.67	48,739.86	44,332.83
Global Technology Fund	2,612,128.80	2,181,853.40	9,027,324.50
Growth Stock Fund	8,536,789.68	5,699,876.31	8,842,986.04
Health Sciences Fund	3,066,401.05	2,888,411.57	3,567,657.05
Institutional Emerging Markets Bond Fund	4,136.40	3,875.53	1,098.41
Institutional Large-Cap Core Growth Fund	475,285.70	430,530.36	323,913.06
Institutional Mid-Cap Equity Growth Fund	1,430,278.85	1,322,541.52	1,288,016.95
Institutional Small-Cap Stock Fund	1,308,844.89	1,519,917.07	1,697,398.23
International Bond Fund	47,938.97	41,923.54	42,599.99
International Bond Fund (USD Hedged)	251,591.92	186,244.28	98,915.85
Large-Cap Growth Fund	1,251,153.62	1,278,748.10	1,824,607.27
Large-Cap Value Fund	688,924.20	471,987.07	451,061.79
Mid-Cap Growth Fund	5,979,170.45	5,143,490.05	4,948,835.74
Mid-Cap Index Fund	(b)	(b)	(b)
Mid-Cap Value Fund	5,285,193.43	4,676,270.91	4,145,732.57
New Era Fund	1,481,437.77	1,738,941.95	2,086,041.51
New Horizons Fund	5,683,331.92	6,038,183.51	4,827,119.47
QM Global Equity Fund	3,096.42	1,592.02	1,945.71
QM U.S. Small & Mid-Cap Core Equity Fund	19,364.88	17,092.90	12,864.63
QM U.S. Small-Cap Growth Equity Fund	2,010,071.03	991,825.09	758,733.49
QM U.S. Value Equity Fund	2,585.85	2,624.27	2,198.36
Real Assets Fund	1,724,034.51	2,268,698.29	2,126,266.15
Real Estate Fund	701,116.85	577,852.74	712,162.07
Retirement Income 2020 Fund	0	0	0

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
Science & Technology Fund	2,778,936.21	2,215,348.35	3,669,117.93
Small-Cap Index Fund	(b)	(b)	(b)
Small-Cap Stock Fund	2,338,269.84	2,939,633.56	3,525,444.59
Small-Cap Value Fund	3,101,341.82	2,727,878.62	1,966,062.26
Spectrum Diversified Equity Fund	0	0	0
Spectrum Income Fund	0	0	0
Spectrum International Equity Fund	0	0	0
Total Equity Market Index Fund	114,314.56	55,067.30	72,766.06
Transition Fund	0	(a)	(a)
U.S. Equity Research Fund	763,393.78	296,657.52	141,689.85
U.S. Large-Cap Core Fund	327,624.44	106,149.56	133,418.32
Value Fund	17,808,266.28	16,098,578.62	19,343,600.73

(a) Prior to commencement of operations.

(b) Less than $1,000.

Fund Holdings in Securities of Brokers and Dealers

The following lists each fund’s holdings in securities of its regular brokers and dealers as of the end of the fiscal years indicated.

(Amounts in 000s)

Investment-Grade Corporate Multi-Sector Account Portfolio

	Fiscal Year Ended 2/28/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$6,196
Barclays	—	1,289
Citigroup	—	3,477
Credit Suisse	—	1,336
Goldman Sachs	—	2,702
JPMorgan Chase	—	3,345
Morgan Stanley	—	3,147
Wells Fargo	—	4,426

Floating Rate Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	—	$3,043
JP Morgan	—	2,097

Global Multi-Sector Bond Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$3,957
Barclays	—	2,972
Citigroup	—	9,720
HSBC Securities	—	1,830
JP Morgan	—	3,702
Morgan Stanley	—	3,516
Wells Fargo	—	3,211

Government Money Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$154,000
Citigroup	—	192,000
Credit Agricole	—	192,000
Goldman Sachs	—	288,000
HSBC Securities	—	96,000
JP Morgan	—	192,000
RBC Capital Markets	—	383,200

Government Reserve Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
BNP Paribas	—	$573,000
BNY Mellon	—	664,000
Citigroup	—	785,000
Credit Agricole	—	831,700
Goldman Sachs	—	410,000
HSBC Securities	—	668,000
JP Morgan	—	593,000
RBC Capital Markets	—	1,136,800

Inflation Protected Bond Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
JP Morgan	—	$189

Institutional Floating Rate Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	—	$4,181

Institutional Long Duration Credit Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$206
Citigroup	—	185
Goldman Sachs	—	221
JP Morgan	—	399

Limited Duration Inflation Focused Bond Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Citigroup	—	$5,168
JP Morgan	—	7,448

New Income Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$287,730
Barclays	—	83,201
BNP Paribas	—	11,121
Citigroup	—	161,596
Credit Suisse	—	31,914
Goldman Sachs	—	45,363
JP Morgan	—	313,718
Morgan Stanley	—	75,066
Wells Fargo	—	306,626

Short Duration Income Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$351
Citigroup	—	522
Goldman Sachs	—	704
JP Morgan	—	304
Morgan Stanley	—	379
Wells Fargo	—	153

Short-Term Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Citigroup	—	$21,000
Goldman Sachs	—	31,000
HSBC Securities	—	10,000
JP Morgan	—	21,000
RBC Capital Markets	—	42,000

Short-Term Bond Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$40,237
Barclays	—	10,449
Citigroup	—	43,435
Goldman Sachs	—	39,767
JP Morgan	—	66,670
Mitsubishi UFJ Securities	—	19,484
Mizuho Financial	—	14,766
Morgan Stanley	—	69,859
Wells Fargo	—	29,560

Spectrum Conservative Allocation Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$9,476	$7,993
Barclays	—	2,045
BNP Paribas	1,893	770
Citigroup	—	3,165
Goldman Sachs	6,395	4,237
JP Morgan	3,856	7,916
Morgan Stanley	12,521	4,178
Wells Fargo	8,399	11,735

Spectrum Moderate Allocation Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$15,258	$6,449
Barclays	—	1,144
BNP Paribas	3,071	780
Citigroup	—	2,804
Credit Suisse	—	217
Goldman Sachs	10,394	306
JP Morgan	6,256	7,064
Morgan Stanley	20,174	4,651
Wells Fargo	13,555	10,141

Spectrum Moderate Growth Allocation Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$28,011	$3,702
Barclays	—	702
BNP Paribas	5,450	976
Citigroup	—	1,228
Credit Suisse	—	129
Goldman Sachs	18,766	251
JP Morgan	11,374	3,762
Morgan Stanley	37,000	2,521
Wells Fargo	24,899	6,153

Total Return Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$747
Barclays	—	2,758
Citigroup	—	2,079
Credit Suisse	—	1,759
Goldman Sachs	—	5,867
JP Morgan	—	4,656
Morgan Stanley	—	492
Wells Fargo	—	2,986

Treasury Reserve Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
BNP Paribas	—	$99,000
BNY Mellon	—	142,000
Citigroup	—	106,000
Credit Agricole	—	142,700
HSBC Securities	—	142,000
JP Morgan	—	146,000
RBC Capital Markets	—	200,000

Ultra Short-Term Bond Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$15,098
Barclays	—	29,513
Citigroup	—	37,318
Goldman Sachs	—	67,920
JP Morgan	—	39,055
Mitsubishi UFJ Securities	—	8,799
Mizuho Financial	—	23,891
Morgan Stanley	—	44,583
Wells Fargo	—	15,621

U.S. Treasury Money Fund

	Fiscal Year Ended 5/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	—	$47,000
BNP Paribas Securities	—	109,000
BNY Mellon	—	194,000
Citigroup	—	146,000
Credit Agricole	—	156,600
HSBC Securities	—	156,000
JP Morgan	—	78,000
RBC Capital Markets	—	333,000

Global Allocation Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$3,729	$732
Citigroup Global Markets	293	652
Credit Agricole	—	261
Credit Suisse	—	256
Goldman Sachs	2,774	972
HSBC Securities	156	481
JPMorgan Chase	69	1,555
Morgan Stanley	5,912	1,412
UBS Investment Bank	341	294
Wells Fargo Securities	5,343	599

Global Growth Stock Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$16,618	—
Morgan Stanley	13,171	—
Wells Fargo Securities	17,916	—

Global Stock Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$164,831	—
Morgan Stanley	34,150	—

Global Value Equity Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
JPMorgan Chase	$860	—
Morgan Stanley	689	—
Wells Fargo Securities	695	—

Institutional International Disciplined Equity Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
UBS Investment Bank	$6,066	—

International Disciplined Equity Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
UBS Investment Bank	$8,371	—

International Equity Index Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	$1,943	—
Credit Agricole	732
Credit Suisse	1,100	—
Deutsche Bank	1,105	—
HSBC Securities	5,107	—
Mizuho Financial	1,325	—
UBS Investment Bank	2,777

International Value Equity Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
HSBC Securities	$55,830	—
UBS Investment Bank	123,627	—

Multi-Strategy Total Return Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$1,413	—
Barclays Capital	—	$123
Credit Suisse	—	103
Goldman Sachs	161	—
JPMorgan Chase	—	509
Morgan Stanley	339	284
Wells Fargo	324	—

QM U.S. Bond Index Fund

	Fiscal Year Ended 10/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	—	$21,750
Barclays Capital	—	5,060
Citigroup Global Markets		24,736
Credit Suisse	—	10,232
Goldman Sachs	—	16,138
HSBC Securities		13,168
JPMorgan Chase	—	30,674
Morgan Stanley	—	39,650
UBS Investment Bank		3,334
Wells Fargo	—	21,012

All-Cap Opportunities Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$64,740	—
XP Securities	24,300	—

Balanced Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$19,744	$9,088
Barclays Capital	—	7,685
Citigroup Global Markets	—	12,020
Credit Suisse	—	3,651
Goldman Sachs	16,068	9,809
JPMorgan Chase	14,693	15,898
Morgan Stanley	41,094	16,880
RBC Capital Markets	—	2,132
UBS Group	—	1,084
Wells Fargo Securities	13,901	11,318

Blue Chip Growth Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Morgan Stanley	$331,054	—

Capital Appreciation Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$976,835	—

Dividend Growth Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
JPMorgan Chase	$472,038	—
Morgan Stanley	257,728	—

Dynamic Credit Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	—	$527,428
Credit Suisse	—	200,761
JP Morgan Chase	$97,844	—

Dynamic Global Bond Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	—	$8,688
UBS Group	—	6,349

Emerging Markets Corporate Multi-Sector Account Portfolio

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Santander Investment Securities	—	$237,938

Equity Income Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$55,770	—
Goldman Sachs	443,753	—
JPMorgan Chase	158,202	—
Wells Fargo Securities	476,240	—

Equity Index 500 Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$243,579	—
Citigroup Global Markets	135,514	—
Goldman Sachs	95,788	—
JPMorgan Chase	408,891	—
Morgan Stanley	103,396	—
Wells Fargo Securities	131,720	—

Extended Equity Market Index Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Cowen and Company LLC	$361	—
Piper Sandler	600	—
Stifel Nicholaus	637	—

Financial Services Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$40,648	—
Morgan Stanley	16,007	—
Raymond James Financial	8,639	—

Global High Income Bond Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Barclays Capital	—	$624
Credit Suisse	—	555
UBS Group	—	513

Growth Stock Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
XP Securities	$184,967	—

Institutional Emerging Markets Bond Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Santander Investment Securities	$1,599	—

Institutional Large-Cap Core Growth Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$54,092	—
Morgan Stanley	20,973	—

Institutional Mid-Cap Equity Growth Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Raymond James Financial	$24,778	—

International Bond Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	—	$1,799
Barclays Capital	—	3,623
Goldman Sachs	—	3,242
HSBC Securities	—	2,467
Morgan Stanley	—	2,978
UBS Group	—	4,991

International Bond Fund (USD Hedged)

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	—	$13,980
Barclays Capital	—	7,449
Credit Suisse	—	7,705
Goldman Sachs	—	13,296
HSBC Securities	—	10,324
Morgan Stanley	—	10,260
UBS Group	—	13,682

Large-Cap Growth Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$129,560	—

Large-Cap Value Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$32,125	—
Goldman Sachs	19,751	—
JPMorgan Chase	45,009	—
Morgan Stanley	104,379	—

Mid-Cap Growth Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Raymond James Financial	$119,587	—

QM Global Equity Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$167	—
JPMorgan Chase	279	—
Morgan Stanley	64	—
RBC Capital Markets	60	—

QM U.S. Small & Mid-Cap Core Equity Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Raymond James Financial	$411	—

QM U.S. Value Equity Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$448	—
Goldman Sachs	241	—
JPMorgan Chase	529	—
Morgan Stanley	261	—

Small-Cap Index Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Cowen and Company LLC	$1	—
Piper Sandler	5	—
Stifel Nicolaus	14	—

Total Equity Market Index Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$14,586	—
Citigroup Global Markets	8,107	—
Goldman Sachs	4,532	—
JPMorgan Chase	23,412	—
Morgan Stanley	7,572	—
Wells Fargo Securities	8,007	—

U.S. Equity Research Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$59,327	—
Goldman Sachs	23,969	—
JPMorgan Chase	15,871
KKR	7,565	—
Morgan Stanley	31,958	—

U.S. Large-Cap Core Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$42,526	—
Morgan Stanley	37,048	—
Well Fargo Securities	28,332	—

Value Fund

	Fiscal Year Ended 12/31/20
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America Securities	$513,963	—
Goldman Sachs	277,306	—
JPMorgan Chase	524,697	—
Morgan Stanley	1,446,188	—
Wells Fargo Securities	241,727	—

Portfolio Turnover

The portfolio turnover rates for the funds (if applicable) for the fiscal years indicated are as follows:

Fund	Fiscal Year Ended
	2/28/21	2/29/20	2/28/19
California Tax-Free Bond Fund	16.1%	8.3%	14.2%
Floating Rate Multi-Sector Account Portfolio	118.0	62.7	68.9
Georgia Tax-Free Bond Fund	13.9	8.0	7.3
High Yield Multi-Sector Account Portfolio	44.2	35.8	51.7
Intermediate Tax-Free High Yield Fund	18.8	11.3	9.6
Investment-Grade Corporate Multi-Sector Account Portfolio	141.1	118.6	107.0
Maryland Short-Term Tax-Free Bond Fund	22.8	30.3	36.7
Maryland Tax-Free Bond Fund	20.5	3.9	15.9
Maryland Tax-Free Money Fund	(a)	(a)	(a)
Mortgage-Backed Securities Multi-Sector Account Portfolio	500.2	344.9	299.6

Fund	Fiscal Year Ended
	2/28/21	2/29/20	2/28/19
New Jersey Tax-Free Bond Fund	8.4	7.9	5.8
New York Tax-Free Bond Fund	33.8	10.4	6.9
Tax-Efficient Equity Fund	25.7	22.9	12.1
Tax-Exempt Money Fund	(a)	(a)	(a)
Tax-Free High Yield Fund	12.8	5.1	12.8
Tax-Free Income Fund	14.9	10.6	12.1
Tax-Free Short-Intermediate Fund	57.8	17.4	30.1
Virginia Tax-Free Bond Fund	22.1	10.0	14.0

(a) Money market funds are not required to show portfolio turnover.

(b) Funds registered only under the 1940 Act are not required to show portfolio turnover.

(c) Prior to commencement of operations.

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Corporate Income Fund	107.6%	149.4%	113.7%
Credit Opportunities Fund	53.5	53.5	53.3
Floating Rate Fund	62.0	75.9	57.0
Global Multi-Sector Bond Fund	90.7	144.3	123.8
GNMA Fund	996.6	853.3	508.5
Government Money Fund	(a)	(a)	(a)
Government Reserve Fund	(a)	(a)	(a)
High Yield Fund	55.0	42.2	60.6
Inflation Protected Bond Fund	155.1	106.2	111.6
Institutional Floating Rate Fund	62.6	72.6	58.8
Institutional High Yield Fund	49.2	43.0	61.9
Institutional Long Duration Credit Fund	50.9	70.5	51.2
Limited Duration Inflation Focused Bond Fund	136.7	101.8	124.6
New Income Fund	126.4	153.7	139.4
Retirement 2005 Fund	28.8	27.1	17.8
Retirement 2010 Fund	26.8	25.5	16.1
Retirement 2015 Fund	30.4	23.7	16.2
Retirement 2020 Fund	36.4	18.8	15.8
Retirement 2025 Fund	33.1	19.4	18.8
Retirement 2030 Fund	29.4	16.8	18.1
Retirement 2035 Fund	24.0	17.8	18.8
Retirement 2040 Fund	21.5	15.7	18.5
Retirement 2045 Fund	21.8	19.9	22.1
Retirement 2050 Fund	24.0	22.5	25.5
Retirement 2055 Fund	24.8	25.4	24.9
Retirement 2060 Fund	32.0	23.1	23.7
Retirement 2065 Fund	16.8	(b)	(b)
Retirement Balanced Fund	35.4	29.4	15.7

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Retirement Blend 2005 Fund	(b)	(b)	(b)
Retirement Blend 2010 Fund	(b)	(b)	(b)
Retirement Blend 2015 Fund	(b)	(b)	(b)
Retirement Blend 2020 Fund	(b)	(b)	(b)
Retirement Blend 2025 Fund	(b)	(b)	(b)
Retirement Blend 2030 Fund	(b)	(b)	(b)
Retirement Blend 2035 Fund	(b)	(b)	(b)
Retirement Blend 2040 Fund	(b)	(b)	(b)
Retirement Blend 2045 Fund	(b)	(b)	(b)
Retirement Blend 2050 Fund	(b)	(b)	(b)
Retirement Blend 2055 Fund	(b)	(b)	(b)
Retirement Blend 2060 Fund	(b)	(b)	(b)
Retirement Blend 2065 Fund	(b)	(b)	(b)
Retirement I 2005 Fund—I Class	48.2	42.6	32.4
Retirement I 2010 Fund—I Class	41.1	35.5	24.5
Retirement I 2015 Fund—I Class	43.4	34.2	24.7
Retirement I 2020 Fund—I Class	52.6	35.3	19.7
Retirement I 2025 Fund—I Class	46.5	31.8	16.4
Retirement I 2030 Fund—I Class	41.5	26.1	16.8
Retirement I 2035 Fund—I Class	37.8	23.1	15.4
Retirement I 2040 Fund—I Class	33.0	20.9	15.9
Retirement I 2045 Fund—I Class	28.9	19.3	13.4
Retirement I 2050 Fund—I Class	29.9	23.3	14.4
Retirement I 2055 Fund—I Class	28.4	21.2	13.0
Retirement I 2060 Fund—I Class	30.7	16.5	17.2
Retirement I 2065 Fund—I Class	16.3	(b)	(b)
Retirement Balanced I Fund—I Class	45.1	47.1	29.8
Short Duration Income Fund	24.7	(b)	(b)
Short-Term Fund	(c)	(c)	(c)
Short-Term Bond Fund	49.4	70.2	52.7
Short-Term Government Fund	(b)	(b)	(b)
Spectrum Conservative Allocation Fund	62.2	73.0	63.8
Spectrum Moderate Allocation Fund	60.2	71.0	62.6
Spectrum Moderate Allocation Growth Fund	55.0	74.0	56.3
Target 2005 Fund	42.3	41.0	46.8
Target 2010 Fund	39.1	42.8	25.3
Target 2015 Fund	37.6	38.0	26.8
Target 2020 Fund	40.6	46.4	24.7
Target 2025 Fund	34.4	41.6	18.0
Target 2030 Fund	30.9	40.9	19.2
Target 2035 Fund	27.5	41.8	18.2

Fund	Fiscal Year Ended
	5/31/21	5/31/20	5/31/19
Target 2040 Fund	22.2	37.6	21.7
Target 2045 Fund	20.7	40.7	19.5
Target 2050 Fund	23.4	34.7	22.7
Target 2055 Fund	16.7	35.3	19.7
Target 2060 Fund	29.5	34.8	32.3
Target 2065 Fund	48.0	(b)	(b)
Total Return Fund	458.4	613.0	347.5
Treasury Reserve Fund	(a)	(a)	(a)
U.S. High Yield Fund	135.3	156.7	134.3
U.S. Limited Duration TIPS Index Fund	39.9	(b)	(b)
U.S. Treasury Intermediate Index Fund	77.8	167.9	98.2
U.S. Treasury Long-Term Index Fund	49.1	157.0	59.3
U.S. Treasury Money Fund	(a)	(a)	(a)
Ultra Short-Term Bond Fund	45.8	69.8	40.1

(a) Money market funds are not required to show portfolio turnover.

(b) Prior to commencement of operations.

(c) Funds holding only short-term securities are not required to show portfolio turnover.

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
Africa & Middle East Fund	51.3%	62.3%	48.0%
Asia Opportunities Fund	31.5	92.6	73.0
Cash Reserves Fund	(a)	(a)	(a)
China Evolution Equity Fund	106.6	60.6	(b)
Emerging Europe Fund	46.0	31.9	37.5
Emerging Markets Discovery Stock Fund	54.9	81.0	61.6
Emerging Markets Stock Fund	26.6	22.5	24.5
European Stock Fund	34.6	75.4	33.6
Global Allocation Fund	42.2	56.8	43.1
Global Growth Stock Fund	56.7	85.4	66.3
Global Impact Equity Fund	34.7	(b)	(b)
Global Stock Fund	78.2	112.7	105.8
Global Value Equity Fund	68.8	76.1	79.1
Institutional Emerging Markets Equity Fund	30.0	20.2	20.9
Institutional International Disciplined Equity Fund	81.1	86.0	93.3
International Disciplined Equity Fund	74.7	69.1	128.4
International Discovery Fund	29.4	26.8	26.0
International Equity Index Fund	22.9	10.5	7.8
International Stock Fund	27.6	31.3	36.6
International Value Equity Fund	21.7	24.2	39.9
Japan Fund	26.9	38.6	21.8
Latin America Fund	30.7	29.6	20.2

Fund	Fiscal Year Ended
	10/31/21	10/31/20	10/31/19
Multi-Strategy Total Return Fund	144.8	99.5	83.8
New Asia Fund	48.0	59.6	44.9
Overseas Stock Fund	12.6	13.4	18.2
QM U.S. Bond Index Fund	225.2	161.2	71.2
Summit Municipal Income Fund	23.8	18.6	8.7
Summit Municipal Intermediate Fund	6.6	15.6	9.2

(a) Money market funds are not required to show portfolio turnover.

(b) Prior to commencement of operations.

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
All-Cap Opportunities Fund	85.8%	84.2%	77.7%
Balanced Fund	75.7	53.3	68.2
Blue Chip Growth Fund	28.5	31.5	27.2
Capital Appreciation Fund	87.3	44.8	65.2
Communications & Technology Fund	19.1	6.4	6.9
Diversified Mid-Cap Growth Fund	60.0	10.9	20.1
Dividend Growth Fund	13.1	7.1	16.9
Dynamic Credit Fund	301.7	311.5	(a)
Dynamic Global Bond Fund	146.1	188.3	165.2
Emerging Markets Bond Fund	58.2	42.9	48.6
Emerging Markets Corporate Bond Fund	79.3	53.3	112.8
Emerging Markets Corporate Multi-Sector Account Portfolio	130.8	53.3	105.4
Emerging Markets Local Currency Bond Fund	76.1	50.2	47.8
Emerging Markets Local Multi-Sector Account Portfolio	31.5	35.3	35.2
Equity Income Fund	24.2	17.5	16.2
Equity Index 500 Fund	13.6	9.3	7.3
Extended Equity Market Index Fund	35.9	17.4	20.9
Financial Services Fund	52.9	15.4	34.4
Global Consumer Fund	64.4	59.6	90.1
Global High Income Bond Fund	81.8	70.1	87.0
Global Industrials Fund	58.4	54.0	71.9
Global Real Estate Fund	39.6	27.9	16.4
Global Technology Fund	82.8	86.0	288.7
Growth Stock Fund	33.0	27.1	41.8
Health Sciences Fund	41.7	38.8	43.0
Institutional Emerging Markets Bond Fund	58.0	44.7	41.1
Institutional Large-Cap Core Growth Fund	30.4	37.1	27.4
Institutional Mid-Cap Equity Growth Fund	25.3	26.3	35.9
Institutional Small-Cap Stock Fund	22.6	28.7	39.8
International Bond Fund	61.2	26.3	39.1

Fund	Fiscal Year Ended
	12/31/20	12/31/19	12/31/18
International Bond Fund (USD Hedged)	49.4	31.4	22.5
Large-Cap Growth Fund	18.6	26.6	33.4
Large-Cap Value Fund	31.5	26.1	27.5
Mid-Cap Growth Fund	23.0	22.8	25.2
Mid-Cap Index Fund	38.3	26.6	32.3
Mid-Cap Value Fund	35.1	31.9	33.9
New Era Fund	47.7	45.2	51.9
New Horizons Fund	52.2	45.8	39.3
QM Global Equity Fund	32.5	15.5	17.9
QM U.S. Small & Mid-Cap Core Equity Fund	31.1	37.4	24.5
QM U.S. Small-Cap Growth Equity Fund	34.5	21.6	17.9
QM U.S. Value Equity Fund	40.8	30.9	28.6
Real Assets Fund	52.5	59.5	53.8
Real Estate Fund	18.0	9.4	4.0
Retirement Income 2020 Fund	53.4	24.6	37.5
Science & Technology Fund	65.9	55.9	108.5
Small-Cap Index Fund	21.1	17.3	25.9
Small-Cap Stock Fund	19.6	24.1	33.5
Small-Cap Value Fund	28.0	22.3	19.3
Spectrum Diversified Equity Fund	12.9	19.3	10.8
Spectrum Income Fund	29.9	24.1	22.8
Spectrum International Equity Fund	8.5	12.7	15.0
Total Equity Market Index Fund	10.1	4.7	6.5
Transition Fund	(b)	(a)	(a)
U.S. Equity Research Fund	35.6	32.3	33.5
U.S. Large-Cap Core Fund	67.9	58.4	76.7
Value Fund	114.6	139.6	146.3

(a) Prior to commencement of operations.

(b) Funds registered only under the 1940 Act are not required to show portfolio turnover.

SECURITIES LENDING ACTIVITIES

JPMorgan Chase and State Street Corporation (the “Agents”) each serve as a custodian and securities lending agent for the Price Funds. As the securities lending agent, they each administer the funds’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Price Funds and each Agent.

Each Agent is responsible for making securities from each fund’s portfolio available to approved borrowers. Each Agent is also responsible for the administration and management of each fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral received from borrowers in accordance with the investment vehicle approved by each fund’s Board, and arranging for the return of loaned securities to the fund in accordance with the funds’ instruction or at loan termination. As compensation for their services, each Agent receives a portion of the amount earned by each fund for lending securities.

The following table sets forth, for each fund’s most recently completed fiscal year, the fund’s gross income received from securities lending activities, any fees and/or other compensation paid by the fund for securities lending activities, and the net income earned by the fund for securities lending activities. The funds do not pay cash collateral management fees, separate administrative fees, separate indemnification fees, or other fees not reflected in the following table. Net income from securities lending activities may differ from the amount reported in a fund’s annual report, which reflects estimated accruals.

Fiscal Year Ended 2/28/21		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
California Tax-Free Bond Fund	(a)	(a)	(a)	(a)	(a)
Floating Rate Multi-Sector Account Portfolio	(a)	(a)	(a)	(a)	(a)
Georgia Tax-Free Bond Fund	(a)	(a)	(a)	(a)	(a)
High Yield Multi-Sector Account Portfolio	(a)	(a)	(a)	(a)	(a)
Intermediate Tax-Free High Yield Fund	(a)	(a)	(a)	(a)	(a)
Investment-Grade Corporate Multi-Sector Account Portfolio	(a)	(a)	(a)	(a)	(a)
Maryland Short-Term Tax-Free Bond Fund	(a)	(a)	(a)	(a)	(a)
Maryland Tax-Free Bond Fund	(a)	(a)	(a)	(a)	(a)
Maryland Tax-Free Money Fund	(a)	(a)	(a)	(a)	(a)
Mortgage-Backed Securities Multi-Sector Account Portfolio	(a)	(a)	(a)	(a)	(a)
New Jersey Tax-Free Bond Fund	(a)	(a)	(a)	(a)	(a)
New York Tax-Free Bond Fund	(a)	(a)	(a)	(a)	(a)
Tax-Efficient Equity Fund	$ 100,310	$9,251	$7,720	$16,972	$83,338
Tax-Exempt Money Fund	(a)	(a)	(a)	(a)	(a)
Tax-Free High Yield Fund	(a)	(a)	(a)	(a)	(a)
Tax-Free Income Fund	(a)	(a)	(a)	(a)	(a)
Tax-Free Short-Intermediate Fund	(a)	(a)	(a)	(a)	(a)
Virginia Tax-Free Bond Fund	(a)	(a)	(a)	(a)	(a)

(a) This fund does not participate in securities lending.

Fiscal Year Ended 5/31/21		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
Corporate Income Fund	$27,484	$2,735	$366	$3,102	$24,383
Credit Opportunities Fund	0	0	0	0	0
Floating Rate Fund	0	0	0	0	0
Global Multi-Sector Bond Fund	233,124	23,301	698	23,999	209,125
GNMA Fund	0	0	0	0	0
Government Money Fund	(a)	(a)	(a)	(a)	(a)
Government Reserve Fund	(a)	(a)	(a)	(a)	(a)

Fiscal Year Ended 5/31/21		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
High Yield Fund	0	0	0	0	0
Inflation Protected Bond Fund	18,741	1,532	3,479	5,011	13,730
Institutional Floating Rate Fund	0	0	0	0	0
Institutional High Yield Fund	0	0	0	0	0
Institutional Long Duration Credit Fund	2,382	241	17	258	2,124
Limited Duration Inflation Focused Bond Fund	222,261	15,797	70,209	86,006	136,255
New Income Fund	1,254,305	117,275	85,388	202,663	1,051,642
Retirement 2005 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2010 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2015 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2020 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2025 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2030 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2035 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2040 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2045 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2050 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2055 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2060 Fund	(a)	(a)	(a)	(a)	(a)
Retirement 2065 Fund	(a)	(a)	(a)	(a)	(a)
Retirement Balanced Fund	(a)	(a)	(a)	(a)	(a)
Retirement Blend 2005 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2010 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2015 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2020 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2025 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2030 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2035 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2040 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2045 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2050 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2055 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2060 Fund	(b)	(b)	(b)	(b)	(b)
Retirement Blend 2065 Fund	(b)	(b)	(b)	(b)	(b)
Retirement I 2005 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2010 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2015 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2020 Fund—I Class	(a)	(a)	(a)	(a)	(a)

Fiscal Year Ended 5/31/21		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
Retirement I 2025 Fund—Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2030 Fund—Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2035 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2040 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2045 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2050 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2055 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2060 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement I 2065 Fund—I Class	(a)	(a)	(a)	(a)	(a)
Retirement Balanced I Fund—I Class	(a)	(a)	(a)	(a)	(a)
Spectrum Conservative Allocation Fund	58,560	5,715	1,379	7,095	51,465
Spectrum Moderate Allocation Fund	90,824	9,039	414	9,453	81,371
Spectrum Moderate Growth Allocation Fund	149,866	14,644	3,412	18,056	131,810
Short Duration Income Fund	0	0	0	0	0
Short-Term Fund	(a)	(a)	(a)	(a)	(a)
Short-Term Bond Fund	0	0	0	0	0
Short-Term Government Fund	(b)	(b)	(b)	(b)	(b)
Target 2005 Fund	(a)	(a)	(a)	(a)	(a)
Target 2010 Fund	(a)	(a)	(a)	(a)	(a)
Target 2015 Fund	(a)	(a)	(a)	(a)	(a)
Target 2020 Fund	(a)	(a)	(a)	(a)	(a)
Target 2025 Fund	(a)	(a)	(a)	(a)	(a)
Target 2030 Fund	(a)	(a)	(a)	(a)	(a)
Target 2035 Fund	(a)	(a)	(a)	(a)	(a)
Target 2040 Fund	(a)	(a)	(a)	(a)	(a)
Target 2045 Fund	(a)	(a)	(a)	(a)	(a)
Target 2050 Fund	(a)	(a)	(a)	(a)	(a)
Target 2055 Fund	(a)	(a)	(a)	(a)	(a)
Target 2060 Fund	(a)	(a)	(a)	(a)	(a)
Target 2065 Fund	(a)	(a)	(a)	(a)	(a)
Total Return Fund	(a)	(a)	(a)	(a)	(a)
Treasury Reserve Fund	(a)	(a)	(a)	(a)	(a)
U.S. High Yield Fund	0	0	0	0	0
U.S. Limited Duration TIPS Index Fund	0	0	0	0	0
U.S. Treasury Intermediate Index Fund	0	0	0	0	0

Fiscal Year Ended 5/31/21		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
U.S. Treasury Long-Term Index Fund	0	0	0	0	0
U.S. Treasury Money Fund	(a)	(a)	(a)	(a)	(a)
Ultra Short-Term Bond Fund	0	0	0	0	0

(a) This fund does not participate in securities lending.

(b) Prior to commencement of operations.

Fiscal Year Ended 10/31/21		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
Africa & Middle East Fund	$0	$0	$0	$0	$0
Asia Opportunities Fund	25,649	2,557	70	2,627	23,022
Cash Reserves Fund	(a)	(a)	(a)	(a)	(a)
China Evolution Equity Fund	(b)	(b)	(b)	(b)	(b)
Emerging Europe Fund	15,529	1,552	7	1,559	13,971
Emerging Markets Discovery Stock Fund	0	0	0	0	0
Emerging Markets Stock Fund	0	0	0	0	0
European Stock Fund	13,004	1,300	0	1,300	11,704
Global Allocation Fund	78,524	7,828	169	7,997	70,526
Global Growth Stock Fund	410,585	41,039	115	41,154	369,432
Global Impact Equity Fund	0	0	0	0	0
Global Stock Fund	373,388	37,324	123	37,447	335,941
Global Value Equity Fund	1,627	161	4	166	1,461
Institutional Emerging Markets Equity Fund	0	0	0	0	0
Institutional International Disciplined Equity Fund	0	0	0	0	0
International Disciplined Equity Fund	0	0	0	0	0
International Discovery Fund	1,509,605	150,106	8,406	158,512	1,351,093
International Equity Index Fund	111,969	11,169	186	11,355	100,614
International Stock Fund	1,499,445	149,660	2,796	152,457	1,346,988
International Value Equity Fund	2,858,183	285,006	8,073	293,079	2,565,104
Japan Fund	758,537	75,750	984	76,735	681,802
Latin America Fund	6,587	657	0	657	5,930
Multi-Strategy Total Return Fund	21,824	2,178	3	2,181	19,643
New Asia Fund	461,408	46,104	333	46,437	414,971
Overseas Stock Fund	4,686,082	467,849	7,510	475,359	4,210,723
QM U.S. Bond Index Fund	69,673	6,687	4,012	10,699	58,974
Summit Municipal Income Fund	(a)	(a)	(a)	(a)	(a)

Fiscal Year Ended 10/31/21		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
Summit Municipal Intermediate Fund	(a)	(a)	(a)	(a)	(a)

(a) This fund does not participate in securities lending.

(b) Prior to commencement of operations.

Fiscal Year Ended 12/31/20		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
All-Cap Opportunities Fund	$0	$0	$0	$0	$0
Balanced Fund	190,030	15,905	33,807	49,712	140,318
Blue Chip Growth Fund	2,004,275	143,733	660,469	804,202	1,200,072
Capital Appreciation Fund	0	0	0	0	0
Communications & Technology Fund	2,124,245	186,823	271,242	458,066	1,666,179
Diversified Mid-Cap Growth Fund	647,145	43,927	210,983	254,910	392,235
Dividend Growth Fund	486,041	32,348	164,211	196,560	289,481
Dynamic Credit Fund	7,765	781	13	795	6,970
Dynamic Global Bond Fund	276,164	18,876	87,794	106,670	169,494
Emerging Markets Bond Fund	0	0	0	0	0
Emerging Markets Corporate Bond Fund	0	0	0	0	0
Emerging Markets Corporate Multi-Sector Account Portfolio	(a)	(a)	(a)	(a)	(a)
Emerging Markets Local Currency Bond Fund	0	0	0	0	0
Emerging Markets Local Multi-Sector Account Portfolio	(a)	(a)	(a)	(a)	(a)
Equity Income Fund	941,724	94,172	0	94,172	847,551
Equity Index 500 Fund	1,539,532	117,754	449,374	567,128	972,404
Extended Equity Market Index Fund	1,030,916	80,830	226,901	307,731	723,185
Financial Services Fund	40,608	2,435	16,522	18,958	21,650
Global Consumer Fund	2,173	208	88	296	1,877
Global High Income Bond Fund	(a)	(a)	(a)	(a)	(a)
Global Industrials Fund	6,641	533	1,475	2,008	4,633
Global Real Estate Fund	0	0	0	0	0
Global Technology Fund	0	0	0	0	0
Growth Stock Fund	0	0	0	0	0
Health Sciences Fund	0	0	0	0	0
Institutional Emerging Markets Bond Fund	0	0	0	0	0
Institutional Large-Cap Core Growth Fund	56,287	5,159	6,870	12,029	44,258

Fiscal Year Ended 12/31/20		Fees and/or compensation for securities lending activities and related services
Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees /compensation for securities lending activities	Net income from securities lending activities
Institutional Mid-Cap Equity Growth Fund	0	0	0	0	0
Institutional Small-Cap Stock Fund	0	0	0	0	0
International Bond Fund	101,324	7,232	31,450	38,682	62,642
International Bond Fund (USD Hedged)	310,123	21,152	108,547	129,700	180,424
Large-Cap Growth Fund	0	0	0	0	0
Large-Cap Value Fund	0	0	0	0	0
Mid-Cap Growth Fund	0	0	0	0	0
Mid-Cap Index Fund	3,874	245	1,516	1,761	2,113
Mid-Cap Value Fund	0	0	0	0	0
New Era Fund	387,725	37,335	14,377	51,712	336,013
New Horizons Fund	0	0	0	0	0
QM Global Equity Fund	12,678	501	9,322	9,822	2,856
QM U.S. Small-Cap Growth Equity Fund	23,009	1,165	11,639	12,803	10,205
QM U.S. Small & Mid-Cap Core Equity Fund	1,263,980	66,255	652,582	718,837	545,143
QM U.S. Value Equity Fund	684	59	150	209	475
Real Assets Fund	0	0	0	0	0
Real Estate Fund	0	0	0	0	0
Retirement Income 2020 Fund	(a)	(a)	(a)	(a)	(a)
Science & Technology Fund	223,241	21,369	10,447	31,816	191,425
Small-Cap Index Fund	10,373	747	1,555	2,302	8,071
Small-Cap Stock Fund	0	0	0	0	0
Small-Cap Value Fund	1,548,267	154,483	8,084	162,567	1,385,699
Spectrum Diversified Equity Fund	(a)	(a)	(a)	(a)	(a)
Spectrum Income Fund	(a)	(a)	(a)	(a)	(a)
Spectrum International Equity Fund	(a)	(a)	(a)	(a)	(a)
Total Equity Market Index Fund	338,090	25,635	84,308	109,943	228,147
Transition Fund	(a)	(a)	(a)	(a)	(a)
U.S. Equity Research Fund	0	0	0	0	0
U.S. Large-Cap Core Fund	0	0	0	0	0
Value Fund	992,039	58,627	406,927	465,554	526,485

(a) This fund does not participate in securities lending.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund’s annual report are incorporated into this SAI by reference. A copy of the annual report of each fund with respect to which an inquiry is made will accompany this SAI.

PART II – TABLE OF CONTENTS

PART II

Part II of this SAI describes risks, policies, and practices that apply to the Price Funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds’ investment programs and policies discussed in the funds’ prospectuses. You should refer to each fund’s prospectus to determine the types of holdings in which the fund primarily invests. You will then be able to review additional information set forth herein on those types of holdings and their risks, as well as information on other holdings in which the fund may occasionally invest.

Except for the Global Impact Equity Fund, each fund’s investment objective is considered a fundamental policy. For all funds other than the Global Impact Equity Fund, shareholder approval is required to change fund objectives. Shareholder approval is not required to change the investment objective of the Global Impact Equity Fund. Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund’s operating policies are subject to change by the fund’s Board without shareholder approval. The funds’ fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

RISK FACTORS

You may also refer to the sections titled “Portfolio Securities” and “Portfolio Management Practices” for discussions of the risks associated with the investments and practices described therein as they apply to the funds.

All Funds

Unforeseen Market Events

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other preexisting political, social, and economic risks. Since early 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

Cybersecurity Risk

As the use of the internet and other technologies has become more prevalent in the course of business, the funds have become more susceptible to operational and financial risks associated with cyberattacks. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the funds, or their service providers or the issuers of securities in which the funds invest, can cause disruptions and impact business operations, potentially resulting in financial losses; the inability of fund shareholders to transact; violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement, or other compensation costs; and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyberattacks, there is no guarantee that those measures will be effective, particularly since the funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries, and companies in which they invest or with which they do business.

Operational Risk

An investment in a Price Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks simply may be beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

Risk Factors of Investing in Foreign Securities

General

Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers. Foreign securities include securities issued by companies that are organized under the laws of countries other than the U.S. as well as securities that are issued or guaranteed by foreign governments or by foreign supranational entities. They also include securities issued by companies whose principal trading market is in a country other than the U.S. and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities may be traded on foreign securities exchanges or in the foreign over-the-counter (OTC) markets. Foreign securities markets generally are not as developed or efficient as those in the United States.

Investing in foreign securities, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Certain of these risks are inherent in any mutual fund investing in foreign securities, while others relate more to the countries and regions in which the funds may invest. Many of the risks are more pronounced for investments in emerging market countries, such as Russia and many of the countries of Africa, Asia, Eastern Europe, Latin America, and the Middle East. There are no universally accepted criteria used to determine which countries are considered developed markets and which are considered emerging markets. However, the funds rely on the classification made for a particular country by an unaffiliated, third-party data provider.

• Political, Social, and Economic Risks Foreign investments involve risks unique to the local political, economic, tax, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. The economies of many of the countries in which the funds may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

• Currency Risks Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds’ holdings denominated in that currency. Generally, when a given currency appreciates against the U.S. dollar (e.g., because the U.S. dollar weakens or the particular foreign currency strengthens), the value of the funds’ securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (e.g., because the U.S. dollar strengthens or the particular foreign currency weakens), the value of the funds’ securities denominated in that currency will decline. The value of fund assets may also be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, and currency devaluations. In addition, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income available for distribution. If a portion of a fund’s investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore, the fund will absorb the cost of currency fluctuations.

• Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in many emerging market countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain government consents.

• Market and Trading Characteristics Foreign securities markets are generally not as developed or efficient as, and are generally more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds’ foreign portfolio securities may have lower overall liquidity, be more difficult to value, and be subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States.

Moreover, overall settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of a fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. The inability of a fund to sell portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. Military unrest, war, terrorism, and other factors could result in securities markets closing unexpectedly for an extended period, during which a fund would lose the ability to either purchase or sell securities traded in that market. Finally, certain foreign markets are open for trading on days when the funds do not calculate their net asset value. Therefore, the values of a fund’s holdings in those markets may be affected on days when shareholders have no access to the fund.

• Depositary Receipts It is expected that most foreign securities will be purchased in OTC markets or on securities exchanges located in the countries in which the issuers of the various securities are located, provided that is the best available market. However, the funds may also purchase depositary receipts, such as American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), which are certificates evidencing ownership of underlying foreign securities, as alternatives to directly purchasing the foreign securities in their local markets and currencies. An advantage of ADRs, GDRs, and EDRs is that investors do not have to buy shares through the issuing company’s home exchange, which may be difficult or expensive. ADRs, GDRs, and EDRs are subject to many of the same risks associated with investing directly in foreign securities.

Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. The depositaries that issue ADRs are usually U.S. financial institutions, such as a bank or trust company, but the underlying securities are issued by a foreign issuer.

GDRs may be issued in U.S. dollars or other currencies and are generally designed for use in securities markets outside the United States. GDRs represent shares of foreign securities that can be traded on the exchanges of the depositary’s country. The issuing depositary, which may be a foreign or a U.S. entity, converts dividends and the share price into the shareholder’s home currency. EDRs are generally issued by a European bank and traded on local exchanges.

For purposes of a fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.

• Participation Notes The funds may gain exposure to securities in certain foreign markets through investments in participation notes (P-notes). For instance, a fund may purchase P-notes while it is awaiting approval from a foreign exchange to trade securities directly in that market as well as to invest in foreign markets that restrict foreign investors, such as the funds, from investing directly in individual securities traded on that exchange. P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity security. An investment in a P-note involves additional risks beyond the risks normally associated with a direct investment in the underlying security, and the P-note’s performance may differ from the underlying security’s performance. While the holder of a P-note is entitled to receive from the broker-dealer or bank any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as an owner of the underlying stock. P-notes are considered general unsecured contractual obligations of the banks or broker-dealers that issue them as the counterparty. As such, the funds must rely on the creditworthiness of the counterparty for their investment returns on the P-notes and would have no rights against the issuer of the underlying security. There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security. Additionally, issuers of P-notes and the calculation agent may have broad authority to control the foreign exchange rates related to the P-notes and discretion to adjust the P-note’s terms in response to certain events.

• Investment Funds The funds may invest in investment funds that have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If a fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but will also indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

• Financial Information and Governance There is generally less publicly available information about foreign companies when compared with the reports and ratings that are published about companies in the United States. Many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies, and there may be less stringent investor protection and disclosure standards. It also is often more difficult to keep currently informed of corporate actions, which can adversely affect the prices of portfolio securities.

• Taxes The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

• Higher Costs Investors should understand that the expense ratios of funds investing primarily in foreign securities can be expected to be higher than funds that invest mainly in domestic securities. Reasons include the higher costs of maintaining custody of foreign securities, higher advisory fee rates paid by funds to investment advisers for researching and selecting foreign securities, and brokerage commission rates and trading costs that tend to be more expensive in foreign markets than in the United States.

• Other Risks With respect to certain foreign countries, especially emerging markets, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, or diplomatic developments that could affect investments by U.S. persons in those countries. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies, or obtain judgments in foreign courts. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is Russia, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling.

• Europe

Europe includes both developed and emerging markets. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Unemployment in Europe has historically been higher than in the U.S., and public deficits have been an ongoing concern in many European countries.

Fiscal Constraints Most developed countries in Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Member countries are required to maintain tight controls over inflation, public debt, and budget deficits, and these requirements can severely limit EMU member countries’ ability to implement monetary policy to address local or regional economic conditions. The private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole. The imposition of fiscal and monetary controls by EMU countries can have a significant impact on Europe as a whole. In addition, such controls could prove unsustainable and lead to an abrupt and unexpected elimination of the policy, leading to significant volatility.

Eurozone Currency Issues While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the eurozone, that use the euro as their currency. Although the eurozone has adopted a common currency and central bank, there is no fiscal union; therefore, money does not automatically flow from countries with surpluses to those with fiscal deficits. Several eurozone countries continue to face deficits and budget issues, some of which may have negative long-term effects for the economies of not just eurozone countries but all of Europe. Rising government debt levels could increase market volatility and the probability of a recession, lead to emergency financing for certain countries, and foster increased speculation that certain countries may require bailouts. Eurozone policymakers have previously struggled to agree on solutions to debt crises, which has stressed the European banking system as lending continued to tighten. Similar crises in the future could place additional stress on the banking system and lead to downgrades of European sovereign debt. There continues to be concern over national-level support for the euro, which could lead to the implementation of currency controls, certain countries leaving the EU, or potentially a breakup of the eurozone and dissolution of the euro. A breakup of the eurozone, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a eurozone default or breakup, some of the most significant challenges the funds with euro-denominated holdings and derivatives involving the euro face would include diminished market liquidity, operational issues relating to the settlement of trades, difficulty in establishing the fair values of holdings, and the redenomination of holdings into other currencies.

British Exit From the EU (Brexit) The United Kingdom left the European Union on January 31, 2020, subject to a transitional period ended December 31, 2020. The longer term economic, legal, and political framework between the United Kingdom and the EU remains unclear at this stage and is likely to lead to ongoing political and economic uncertainly and periods of increased volatility in the United Kingdom, Europe, and the global market for some time. There remains considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new agreements will be conducted, including the trade of services such as financial services and whether the United Kingdom’s exit will increase the likelihood of other countries to also withdraw from the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but also on the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Emerging Europe, Middle East, and Africa The economies of the countries of emerging Europe, the Middle East, and Africa, sometimes referred to as “EMEA,” are all considered emerging market economies, and they tend to be highly reliant on the exportation of commodities.

Political and Military Instability Many formerly communist, Eastern European countries have experienced significant political and economic reform over the past decade, and a continued eastward expansion of the EU could help to further anchor this reform process. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. In addition, Eastern European markets are particularly sensitive to social, economic, political and currency events in Russia and may suffer heavy losses as a result of their trading and investment connections to the Russian economy and currency. Political risk for Russia remains high, and steps that Russia has taken and may take in the future to assert its geopolitical influence may increase the tensions in the region and affect economic growth. The U.S., the regulatory bodies of certain other countries, and the EU have instituted sanctions against certain Russian individuals and Russian entities in response to political and military actions, including state-sponsored cyberattacks, against foreign companies and foreign governments, undertaken by Russia. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes, and prohibition of all business against a Russian individual or entity. Such sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, could result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Further sanctions against Russia and any retaliatory action by the Russian government could result in the immediate freeze of Russian securities, either by issuer, sector, or the Russian markets as a whole, any of which would significantly impair the ability of the funds to buy, sell, or receive proceeds from those securities. Ongoing sanctions, the continued disruption of the Russian economy, or future military actions by Russia could severely impact not only the performance of any funds that hold Russian securities or derivatives with exposure to Russian securities or currency, but also the economies of other European countries including those of Eastern Europe.

Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Despite a growing trend toward a democratic process, many African nations have a history of dictatorship, military intervention, and corruption. War, terrorism, and military takeovers could result in a securities market unexpectedly closing for an extended period, which would restrict a fund from selling its securities that are traded in that market. In all parts of EMEA, such developments, if they were to recur, could reverse favorable trends toward economic and market reform, privatization, and removal of trade barriers and result in significant disruptions in securities markets.

Foreign Currency Certain countries in the region may have managed currencies that are pegged to the U.S. dollar or the euro, rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which may, in turn, have a disruptive and negative effect on investors. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Energy/Resources Russia, the Middle East, and many African nations are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities, such as base and precious metals, are also important to these economies. As global supply and demand for commodities fluctuates, the EMEA economies can be significantly impacted by the prices of such commodities.

Custody and Settlement The process of clearing and settling trades and to the holding of securities, cash, and other assets by local banks, agents, and depositories involves custody and settlement risks. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize ownership in some emerging markets, and, along with other factors, could result in ownership registration being lost. In addition, the laws of certain countries may put limits on a fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. A fund would absorb any loss resulting from such custody problems and may have no successful claim for compensation.

In particular, because of the underdeveloped state of Russia’s financial and legal systems, the settlement, clearing, and registration of securities transactions are subject to heightened risks. Equity securities in Russia are issued only in book entry form, and ownership records are maintained in a decentralized fashion by registrars who are under contract with the issuers. Although a fund’s Russian sub-custodian maintains copies of the registrar’s records on its premises, such records may not be legally sufficient to establish ownership of securities. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Although a fund investing in Russian securities seeks to ensure through its custodian that its interest continues to be appropriately recorded, it is possible that a fraudulent act may deprive the fund of its ownership rights or improperly dilute its interest. In addition, it is possible that a registrar could be suspended or its license revoked, which would impact a fund’s holdings at that registrar until the suspension is lifted or the companies’ records are transferred to an alternative registrar. Finally, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Investments in Saudi Arabia The funds generally expect to conduct their transactions in a manner in which they would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the fund in Saudi Arabia, which may have an adverse impact on the prices, quantity, or timing of fund transactions.

The funds’ ability to invest in Saudi Arabian equity securities depends on the ability of T. Rowe Price as a Foreign Portfolio Manager, and the fund as a Qualified Foreign Investor (QFI), to obtain and maintain their respective authorizations from the Saudi Arabia Capital Market Authority (CMA). Even though the funds have obtained QFI approval, the funds do not have an exclusive investment quota and are subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of T. Rowe Price or the funds losing their respective Foreign Portfolio Manager and QFI status, may adversely affect the funds.
The funds are required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker, or held with a custodian, which is known as the Independent Custody Model (ICM). The ICM approach is generally regarded as preferable because securities are under the safe keeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a fund utilizes the ICM approach, it relies on a broker standing instruction letter to authorize the fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m. local time) In addition, the risk of fraudulent or erroneous transactions are further mitigated by a manual pre-matching process conducted by the custodian, which validates the fund’s settlement instructions with the local broker contract note and the transaction report from the depository. Similar risks also apply to using a direct broker trading account. When a fund utilizes a direct broker trading account, the account is set up in the fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay to recovering the fund’s assets that are held in the broker account and legal proceedings may need to be initiated in order to do so.

• Latin America

The majority of Latin American countries have been characterized at various times by high interest and unemployment rates, inflation, an over-reliance on commodity trades, and government intervention.

Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political and social unrest in Venezuela has resulted in a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability and Government Control Certain Latin American countries have been marred by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. Many Latin American governments have exercised significant influence over their country’s economies, which can have significant effects on companies doing business in Latin America and the securities they issue. These governments have often changed monetary, taxation, credit, tariff, and other policies to alter the direction of their economies. Actions to control inflation have involved the setting of wage and price controls, blocking access to bank accounts, imposing exchange controls, and limiting imports. Investments in Brazilian securities may be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors, such as the funds, of proceeds from the sale of Brazilian securities.

Foreign Currency Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into other currencies, including the U.S. dollar. There is no significant foreign exchange market for many Latin American currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Sovereign Debt A number of Latin American countries have been among the largest debtors of emerging market countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Foreign Trade Because commodities, such as agricultural products, minerals, oil, and metals, represent a significant percentage of exports of many Latin American countries, the economies of those countries are particularly sensitive to fluctuations in commodity prices, currencies, and global demand for commodities. More specifically, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by economic contraction caused by the COVID-19 and a sudden increase in crude oil supply following the suspension of agreed production cuts among the Organization of the Petroleum Exporting Countries and partner countries. If economic contraction continues, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.

Venezuela Investments in Venezuela may subject a fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets, and economic risk specific to Venezuela. Venezuela is extremely well endowed with natural resources, and its economy is heavily dependent on the export of natural resources to key trading partners. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities and on the Venezuelan government. These sanctions, or the threat of further sanctions, may result in the decline of the value and liquidity of Venezuelan securities, a weakening of the bolivar, or other adverse consequences to the Venezuelan economy. These sanctions impair the ability of a fund to buy, sell, receive, or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. These factors and others may significantly reduce the value of creditors’ claims against the Venezuelan government, state-owned enterprises, and private business in Venezuela. Enforcing these claims may also require protracted negotiation or litigation.

• Japan

Japan may be subject to political, economic, nature disaster, labor, and other risks. The Japanese economy fell into a recession in the late 2000s due in part to the global economic crisis during that period. This economic recession was likely compounded by an unstable financials sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues the Japanese economy faces. Japan’s government implemented significant economic reform aimed at jump-starting the Japanese economy and boosting the competitiveness of Japanese goods in world markets. Through aggressive monetary easing, temporary fiscal stimulus, and overall structural reform, the program is designed to end the recent cycles of deflation, falling prices, and declining wages. In addition, in recent years, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. Japan has an aging workforce and has experienced a significant population decline in recent years, which may adversely affect Japan’s economic competitiveness.

Banking System To help sustain Japan’s economic recovery and improve its economic growth, many believe an overhaul of the nation’s financial institutions is necessary. Banks, in particular, may have to reform themselves to become more competitive. While successful financials sector reform would contribute to Japan’s economic recovery at home and would benefit other economies in Asia, internal conflict over the proper way to reform the banking system currently persists.

Natural Disasters Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically.

Energy Importation Japan historically has depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Foreign Trade Overseas trade is important to Japan’s economy, and Japan’s economic growth is significantly driven by its exports. Japan has few natural resources and must export to pay for its imports of these basic requirements. A significant portion of Japan’s trade is conducted with emerging market countries, almost all of which are located in East and Southeast Asia, and it can be affected by conditions in these other countries and currency fluctuations. Because of the concentration of Japanese exports in highly visible products such as automobiles and technology, and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. Japan’s aging and shrinking population increases the cost of the country’s pension and public welfare system and lowers domestic demand, making Japan even more dependent on exports to sustain its economy. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short and long term.

• Asia (excluding Japan)

Asia includes countries in all stages of economic development, some of which have been characterized at times by overextension of credit, currency fluctuations, devaluations, restrictions, unstable employment rates, over-reliance on exports, and less efficient markets. Currency fluctuations or devaluations in any one country can have a significant effect on the entire region. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region.

Political and Social Instability The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and could result in significant disruption to securities markets. For example, there is a demilitarized border and hostile relations between North and South Korea, and the Taiwanese economy has been affected by security threats from China. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property, and its legal system is still developing, making it more difficult to obtain or enforce judgments. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which certain funds invest. At times, religious, cultural, and military disputes within and outside India have caused volatility in the Indian securities markets, and such disputes could adversely affect the value and liquidity of a fund’s investments in Indian securities in the future.

Foreign Currency Certain Asian countries may have managed currencies, which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult for the funds to engage in foreign currency transactions designed to protect the value of the funds’ interests in securities denominated in such currencies.

Interrelated Economies and International Trade A number of Asian companies are highly dependent on foreign loans for their operation, some of which may impose strict repayment term schedules and require significant economic and financial restructuring. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. China has had an increasingly significant and positive impact on the region and the global economy, but its continued success depends on its ability to retain the legal and financial policies that have fostered economic freedom and market expansion. China’s central government historically has exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning or partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors, or particular Chinese companies, may adversely affect the public and private sector companies in which a fund invests. The Hong Kong, Taiwanese, and Chinese economies can be dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other low-cost emerging economies. These China region economies can also be significantly affected by general social, economic, and political conditions in China and other countries. The willingness and ability of the Chinese government to support the Hong Kong and Chinese economies and markets is uncertain. China has yet to develop comprehensive securities, corporate, or commercial laws, and its market is relatively new and undeveloped. Also, foreign investments may be restricted. Changes in government policy could significantly affect the local markets.

Investments in Chinese Companies and Securities

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards, or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which certain funds invest may be less reliable or complete. The Chinese government has taken positions that prevent the U.S. Public Company Accounting Oversight Board (PCAOB) from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which a fund invests may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm.

Chinese operating companies listed on U.S. exchanges are often structured as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service contracts and other contracts with the

Chinese company, which provide the VIE with exposure to the company. Although the VIE has no equity ownership of the Chinese operating company, the contractual arrangements permit the VIE to consolidate the Chinese operating company into its financial statements. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese operating company’s performance and the enforceability of the VIE’s contractual arrangements with the Chinese company.

There may be significant obstacles to obtaining information necessary for investigations into, or litigation against, Chinese companies and shareholders may have limited legal remedies. In addition, there may be restrictions on investments in Chinese companies. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the funds from investing in certain companies tied to the Chinese military or China’s surveillance technology sector. The prohibited companies are those identified by the U.S. Department of the Treasury as “Chinese Military Industrial Complex Companies.” The restrictions on investing in Chinese Military Industrial Complex Companies extend to instruments that are derivative of, or designed to provide investment exposure to, these companies. The orders contain a limited exception for transactions that are made solely for the purpose of divesting from restricted companies through June 3, 2022. The restrictions in these executive orders may force the fund to sell certain positions and may restrict the fund from future investments the fund deems otherwise attractive.

Certain funds may hold securities listed on the Shanghai Stock Exchange (SSE) or Shenzhen Stock Exchange (SZSE). Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors (China A Shares, as described further below under “Risks Associated With Investing in China A Shares”), and B shares, which are allocated for both international and domestic investors (China B Shares). The funds’ exposure to China A Shares is generally through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (each a “Stock Connect” and together the “Stock Connects”) or through T. Rowe Price’s Qualified Foreign Institutional Investor (QFII) Quota.

The Stock Connects and T. Rowe Price’s QFII Quota are described in more detail under “Risks Associated With Investing in China A Shares,” below. In addition to China A Shares and China B Shares, certain funds may also invest in Hong Kong-listed H shares, Hong Kong-listed Red Chips (which are companies incorporated in certain foreign jurisdictions, owned by national or local governments in China and deriving substantial revenues in China but listed in Hong Kong), P Chips (which are companies incorporated in certain foreign jurisdictions, controlled by individuals in China and deriving substantial revenues in China but listed in Hong Kong), and companies with a majority of revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the country in which the company is based).

Some funds may invest in onshore China bonds via a QFII license awarded to T. Rowe Price or through a China Interbank Bond Market (CIBM) registration. CIBM is an over-the-counter (OTC) market outside the two main stock exchanges in the People’s Republic of China (PRC), Shanghai Stock Exchange and Shenzhen Stock Exchange, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIIs, Renminbi QFIIs as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China bills.

Investors should be aware that trading on CIBM exposes the applicable fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement, and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the funds and their investors. Further, since a large portion of CIBM consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.

In addition to the risks of investing in securities of Chinese issuers described in each applicable fund’s prospectus, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market, or political events or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired and may be more difficult to value accurately. Illiquidity of a fund’s holdings may limit the ability of the fund to obtain cash to meet redemptions on a timely basis.

China A Share Market Risk Investments in China and more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, a fund from time to time where the relevant China A Shares may be sold or purchased on the SSE or the SZSE, as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of a fund. The China A Shares Markets are considered volatile and unstable (with the risk of suspension of a particular stock or government intervention).

China QFII Investment Risk Part of the assets of certain funds may be invested in China A Shares through the use of a Qualified Foreign Institutional Investor license. Under the prevailing regulations in China, foreign investors can invest in China A Shares pursuant to the applicable QFII rules and regulations (QFII Eligible Securities) through institutions that have obtained QFII status in China. The funds themselves are not QFIIs, but may invest directly in QFII Eligible Securities via the QFII status of an entity having QFII status. T. Rowe Price has been granted QFII status and a QFII investment quota (QFII Quota) through which a fund will be able to invest in QFII Eligible Securities. Some funds, such as the China Evolution Equity Fund, have a segregated account from which they are able to utilize T. Rowe Price’s existing and unused QFII Quota.

A fund’s ability to make the relevant investment to fully implement or pursue its investment objective or strategy is subject to the applicable laws, rules, and regulations (including restrictions on investments and repatriation of principal and profits) in China, which are subject to change, and such change may have potential retrospective effect.

There are rules and restrictions under current QFII regulations including rules on remittance of principal, investment restrictions, lock-up periods, and repatriation of principal and profits. Due to Chinese legal restrictions on repatriation of assets, proceeds from sales of China A Shares cannot be immediately received by a fund. QFII restrictions on repatriations may apply to the QFII Quota granted to T. Rowe Price.

The QFII Quota is granted to T. Rowe Price as a whole and not simply T. Rowe Price to investments made by a fund. The capacity of a fund to make investments in QFII Eligible Securities and the ability to repatriate funds may be thus adversely affected by the investments, performance, and/or repatriation of funds invested by other client accounts or mutual funds managed by T. Rowe Price utilizing its QFII Quota or by T. Rowe Price itself.

The QFII status of T. Rowe Price could be revoked, in particular because of material violations of rules and regulations by T. Rowe Price. If T. Rowe Price loses its QFII status, the funds may not be able to invest directly in QFII Eligible Securities and may be required to dispose of their holdings, which would likely have a material adverse effect on the funds.

As the QFII, T. Rowe Price is responsible for ensuring that all transactions and dealings by a fund in China A Shares will comply with the fund’s investment policies as well as the relevant laws and regulations applicable to T. Rowe Price as QFII. If any conflicts of interest arise, T. Rowe Price will seek to ensure that each fund is managed in the best interests of the shareholders of that fund. The QFII Quota is granted to T. Rowe Price as a whole and not simply to investments made by a particular fund. There can be no assurance that the QFII will be able to allocate a sufficient portion of its QFII Quota to meet all desired investments by a fund in China A Shares, or that redemption requests can be processed in a timely manner due to adverse changes in relevant laws or regulations, including changes in QFII repatriation restrictions.

In extreme circumstances, a fund may incur significant loss if there is insufficient QFII Quota allocated for the fund to make investments, if the approval of T. Rowe Price as QFII is revoked/terminated or otherwise invalidated as the fund may be prohibited from trading of relevant securities and repatriating of the fund’s monies, or if any of the key operators or parties (including the QFII custodian/brokers) is bankrupt/in default and/or is disqualified from performing its obligations (including execution or settlement of any transaction or transfer of monies or securities).

Risks Associated With Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect A fund may invest in and have direct access to certain eligible China A Shares via the Stock Connects upon approval by the relevant regulatory authority. The Shanghai-Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (HKEx), SSE, and China Securities Depository and Clearing Corporation Limited (ChinaClear). The Shenzhen-Hong Kong Stock Connect is a securities trading and clearing linked program developed by HKEx, SZSE and ChinaClear. The aim of each Stock Connect is to achieve mutual stock market access between mainland China and Hong Kong.

Under both Stock Connects, overseas investors (including the funds) may be allowed, subject to rules and regulations issued and amended from time to time, to trade certain China A Shares listed on either the SSE or SZSE through the relevant “Northbound Trading Link.” The list of eligible securities may be changed subject to the review and approval by the relevant Chinese regulators from time to time and the funds may invest in any security made available through the Stock Connects.

Hong Kong and overseas investors (including the funds) may only trade and settle SSE securities and SZSE securities in renminbi.

Risks of investing through the Stock Connects include:

• Quota Limitations Risk Each of the Stock Connects is subject to a daily quota. If the daily quota is exceeded, further buy orders will be rejected. The daily quota is not particular to either the funds or T. Rowe Price; instead, it applies to all market participants generally. Thus, T. Rowe Price will not be able to control the use or availability of the quota. If T. Rowe Price is unable to purchase additional Stock Connect securities, it may affect T. Rowe Price’s ability to implement the funds’ respective investment strategies.

• Suspension Risk The Stock Exchange of Hong Kong (SEHK), SZSE, and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently, which could adversely affect the relevant funds’ ability to access the mainland China market.

• Differences in Trading Day The Stock Connects only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors (such as the funds) cannot carry out any China A Shares trading because it is not a day when the Hong Kong market is open for trading. The funds may be subject to the risk of price fluctuations in China A Shares during the time when the Stock Connects are not trading as a result.

• Extended Market Closings The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the fund’s ability to trade during those periods.

• Clearing and Settlement and Custody Risks The Hong Kong Securities Clearing Company Limited, a wholly owned subsidiary of HKEx (HKSCC) and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (CSRC). The chances of a default by ChinaClear are considered to be remote. Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear. The China A Shares traded through the Stock Connects are issued without stock certificates in scripless form, so investors such as the funds will not hold any physical China A Shares. Hong Kong and overseas investors, such as a fund, who have acquired SSE securities and/or SZSE securities through the Stock Connects, should maintain the SSE securities and/or SZSE securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.

• Operational Risk The Stock Connects are premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management, and other requirements as may be specified by the relevant exchange and/or clearing house. It should be appreciated that the securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an ongoing basis. There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A fund’s ability to access the China A Shares Market (and hence to pursue its investment strategy) will be adversely affected.

• Recalling Risk and Trading Restrictions A stock may be recalled from the scope of eligible SSE securities or SZSE securities for trading via the Stock Connects for various reasons, and in such event the stock can only be sold but is restricted from being bought. T. Rowe Price’ ability to implement a fund’s investment strategies may be adversely affected.

• Nominee Arrangements in Holding China A Shares HKSCC is the “nominee holder” of the securities acquired by overseas investors (including the relevant funds) through the Stock Connects. The CSRC Stock Connect rules expressly provide that investors enjoy the rights and benefits of the securities acquired through the Stock Connects in accordance with applicable laws. However, how a beneficial owner of the relevant securities exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law, those securities may form part of the pool of assets of such nominee holder available for distribution to creditors of such nominee holder and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, a fund and the Depositary cannot ensure that the funds’ ownership of these securities or title thereto is assured in all circumstances. Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE securities and/or SZSE securities in China or elsewhere. Therefore, although the relevant funds’ ownership may be ultimately recognized, that fund may suffer difficulties or delays in enforcing its rights in China. To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, the Depositary and the fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the fund suffers losses resulting from the performance or insolvency of HKSCC.

• Investor Compensation Investments of a fund through Northbound trading under the Stock Connects will not be covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. Since default matters in Northbound trading via the Stock Connects do not involve products listed or traded in SEHK or Hong Kong Futures Exchange Limited, they will not be covered by the Investor Compensation Fund. On the other hand, since a fund is carrying out Northbound trading through securities brokers in Hong Kong but not mainland Chinese brokers, it is not protected by the China Securities Investor Protection Fund in China.

• Trading Costs In addition to paying trading fees and stamp duties in connection with trading China A Shares, a fund may be subject to other fees and taxes arising from stock transfers which are determined by the relevant authorities.

• Regulatory Risk Stock Connects are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border trades under the Stock Connects. The relevant rules and regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the rules and regulations are subject to change which may have potential retroactive effect. There can be no assurance that the Stock Connects will not be abolished. The relevant funds that may invest in mainland China markets through the Stock Connects may be adversely affected as a result of such changes.

• Risks Associated With the Small and Medium Enterprise Board and/or ChiNext Market Via Shenzhen-Hong Kong Stock Connect, the funds may access securities listed on the Small and Medium Enterprise (SME) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the funds if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on the ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChiNext market may result in significant losses for the funds and their investors.

Risk Factors of Investing in Taxable Debt Obligations

General

Yields on short-, intermediate-, and long-term debt securities are dependent on a variety of factors, including the general conditions of the money, bond, and foreign exchange markets; the size of a particular offering; the maturity of the obligation; and the credit rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody’s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody’s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds’ Boards, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Full Faith and Credit Securities

Securities backed by the full faith and credit of the United States (e.g., Government National Mortgage Association (GNMA) and U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented, and there is no way to predict its impact on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Mortgage Securities

Mortgage-backed securities, including GNMA securities, differ from conventional bonds in that principal is paid back over the life of the security rather than at maturity. As a result, the holder of a mortgage-backed security (i.e., a fund) receives monthly scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. Therefore, GNMA securities may not be an effective means of “locking in” long-term interest rates due to the need for the funds to reinvest scheduled and unscheduled principal payments. The incidence of unscheduled principal prepayments is also likely to increase in mortgage pools owned by the funds when prevailing mortgage loan rates fall below the mortgage rates of the securities underlying the individual pool. The effect of such prepayments in a falling rate environment is to (1) cause the funds to reinvest principal payments at the then-lower prevailing interest rate, and (2) reduce the potential for capital appreciation beyond the face amount of the security and adversely affect the return to the funds. Conversely, in a rising interest rate environment, such prepayments can be reinvested at higher prevailing interest rates, which will reduce the potential effect of capital depreciation to which bonds are subject when interest rates rise. When interest rates rise and prepayments decline, GNMA securities become subject to extension risk or the risk that the price of the securities will fluctuate more. In addition, prepayments of mortgage securities purchased at a premium (or discount) will cause such securities to be paid off at par, resulting in a loss (gain) to the funds. T. Rowe Price will actively manage the funds’ portfolios in an attempt to reduce the risk associated with investment in mortgage-backed securities.

The market value of adjustable rate mortgage securities (ARMs), like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. Because of their periodic adjustment feature, ARMs should be more sensitive to short-term interest rates than long-term rates. They should also display less volatility than long-term mortgage-backed securities. Thus, while having less risk of a decline during periods of rapidly rising rates, ARMs may also have less potential for capital appreciation than other investments of comparable maturities. Interest rate caps on mortgages underlying ARMs may prevent income on the ARMs from increasing to prevailing interest rate levels and cause the securities to decline in value. In addition, to the extent ARMs are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if ARMs are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income.

High Yield Securities

Special Risks of Investing in Junk Bonds The following special considerations are additional risk factors of funds investing in lower-rated securities.

• Lower-Rated Debt Securities An economic downturn or increase in interest rates is likely to have a greater negative effect on this market; the value of lower-rated debt securities in the funds’ portfolios; the funds’ net asset value; and the ability of the bonds’ issuers to repay principal and interest, meet projected business goals, and obtain additional financing than on higher-rated securities. These circumstances also may result in a higher incidence of defaults than with respect to higher-rated securities. Investment in funds that invest in lower-rated debt securities is more risky than investment in shares of funds that invest only in higher-rated debt securities.

• Sensitivity to Interest Rate and Economic Changes Prices of lower-rated debt securities may be more sensitive to adverse economic changes or corporate developments than higher-rated investments. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. Market prices of lower-rated debt securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities that pay interest periodically and in cash. Where it deems it appropriate and in the best interests of fund shareholders, a fund may incur additional expenses to seek recovery on a debt security on which the issuer has defaulted and to pursue litigation to protect the interests of security holders of its portfolio companies.

• Liquidity and Valuation Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Nonrated securities are usually not as attractive to as many buyers as rated securities are, a factor that may make nonrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the funds and may also limit the ability of the funds to sell such securities at their fair value, either to meet redemption requests or in response to changes in the economy or the financial markets.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. To the extent the funds own or may acquire illiquid or restricted lower-rated securities, these securities may involve special registration responsibilities, liabilities, costs, and liquidity and valuation difficulties. Changes in values of debt securities that the funds own will affect the net asset value per share. If market quotations are not readily available for the funds’ lower-rated or nonrated securities, these securities will be valued by a method that the funds’ Boards believe accurately reflects fair value. Judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available.

• Taxation Special tax considerations are associated with investing in lower-rated debt securities structured as zero-coupon or pay-in-kind securities. The funds accrue income on these securities prior to the receipt of cash payments. Similar requirements may apply to bonds purchased with market discount. The funds must distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of portfolio securities to satisfy distribution requirements.

Risk Factors of Investing in Municipal Securities

General

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligations, and the credit rating and financial condition of the issuer. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater price volatility than municipal securities with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of municipal bonds and a decline in interest rates will generally increase the value of municipal bonds. The ability of all the funds to achieve their investment objectives is also dependent on the continuing ability of the issuers of municipal securities in which the funds invest to meet their obligations for the payment of interest and principal when due. The ratings of Moody’s, S&P, and Fitch represent their opinions as to the quality of municipal securities that they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, offerings of municipal securities traditionally have not been subject to regulation by, or registration with, the SEC, although there have been proposals that would provide for regulation in the future.

The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

Municipal bankruptcies have been rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal bond issuers could produce varying results among the states or even among municipal bond issuers within a state. The rights of the holders of municipal bond issues, and the enforceability of municipal bond issues (and their associated financing documents), may be subject to, among others: (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance; (2) principles of equity; and (3) the exercise of judicial discretion. The U.S. Bankruptcy Code limits the filing for relief to municipalities that have been specifically authorized to do so under applicable state law, whereas bonds payable exclusively by private entities may be subject to the other provisions of the U.S. Bankruptcy Code. Further, when a municipality experiences an adverse change in financial condition (including, but not limited to, bankruptcy), the municipality may elect not to repay obligations due to economic or political pressures or other external factors.

Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have materially adversely affected their value. If such a proposal were enacted, the availability of municipal securities for investment by the funds and the value of a fund’s portfolio would be affected and, in such an event, the funds would reevaluate their investment objectives and policies. The lowering of income tax rates, including lowering tax rates on dividends and capital gains, could have a negative impact on the desirability of owning municipal securities.

Although the banks and securities dealers with which the funds will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the funds with respect to such transactions.

Municipal Bond Insurance The funds may purchase insured bonds from time to time. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond. The guarantee is purchased from a private, nongovernmental insurance company.

There are two types of insured securities that may be purchased by the funds: (1) bonds carrying new issue insurance or (2) bonds carrying secondary insurance. New issue insurance is purchased by the issuer of a bond in an effort to improve the bond’s credit rating. By meeting the insurer’s standards and paying an insurance premium based on the bond’s principal and interest value, the issuer may be able to obtain a higher credit rating for the bond. The credit rating assigned to an insured municipal bond will usually reflect the financial strength of the issuer or insurer, whichever is higher. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

The funds may also purchase bonds that carry secondary insurance purchased by an investor after a bond’s original issuance. Such policies insure a security for the remainder of its term. Generally, the funds expect that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the funds may, on occasion, purchase secondary insurance on their own behalf.

Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The risk that a municipal bond insurance company may experience a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond’s interest and principal when due if the issuing entity defaults on the insured bond. Defaults on insured municipal bonds have been fairly low to date, but certain of these insurers’ ratings have been downgraded and they are no longer insuring newly issued bonds. It is possible that there could be additional insurer downgrades and that default rates on insured bonds could increase substantially, which could further deplete an insurer’s loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the funds. The inability of an insurer to pay a particular claim, or a downgrade of the insurer’s rating, could adversely affect the values of all the bonds it insures despite the quality of the underlying issuer. The number of municipal bond insurers is relatively small and, therefore, a significant amount of a municipal bond fund’s assets may be insured by a single insurer.

High Yield Securities Lower-quality bonds, commonly referred to as “junk bonds,” are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price’s credit analysis than would be the case if the funds were investing in higher-quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may have lower overall liquidity than the market for higher-grade bonds, which can adversely affect the ability of the funds to dispose of their portfolio securities. Bonds for which there is only a “thin” market can be more difficult to value because objective pricing data may be less available and judgment would therefore play a greater role in the valuation process.

Risk Factors of Investing in Money Market Funds

The T. Rowe Price money market funds limit their purchases of portfolio holdings to those U.S. dollar-denominated securities that the funds’ Boards determine present minimal credit risk and that are eligible securities as defined in Rule 2a-7 under the 1940 Act.

Rule 2a-7 requires money market funds to purchase securities that have a remaining maturity of no more than 397 calendar days and that have been determined by the money market funds’ Boards (or the funds’ investment adviser, if the Boards delegate such power to the investment adviser) to present minimal credit risks to the money market funds. Accordingly, each T. Rowe Price money market fund only purchases securities that present minimal credit risks in the opinion of T. Rowe Price, pursuant to guidelines approved by each fund’s Board. In making its minimal credit risks determinations, T. Rowe Price considers the capacity of each security’s issuer or guarantor to meet its financial obligations and, in doing so, considers, to the extent appropriate, the following factors, as required by Rule 2a-7: (1) the issuer’s or guarantor’s financial condition; (2) the issuer’s or guarantor’s sources of liquidity; (3) the issuer’s or guarantor’s ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and (4) the strength of the issuer’s or guarantor’s industry within the economy and relative to economic trends and the issuer’s or guarantor’s competitive position within its industry. In making determinations regarding minimal credit risks, T. Rowe Price may consider additional factors, including, for example, certain asset-specific factors. Pursuant to Rule 2a-7 and guidelines approved by the funds’ Boards, T. Rowe Price provides an ongoing review of the credit quality of each portfolio security to determine whether the security continues to present minimal credit risks. A security may need to be sold if its maturity or credit quality is not acceptable under Rule 2a-7.

A “government money market fund” is required to invest at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase agreements that are fully collateralized by government securities or cash. Government securities include any security issued or guaranteed as to principal or interest by the U.S. government and its agencies or instrumentalities.

There can be no assurance that the funds will achieve their investment objectives or, in the case of retail or government money market funds, be able to maintain their net asset values per share at $1.00. The price of the funds is not guaranteed or insured by the U.S. government, and their yields are not fixed. While the funds invest in high-grade money market instruments, investment in the funds is not without risk, even if all portfolio instruments are paid in full at maturity. An increase in interest rates could reduce the value of the funds’ portfolio investments, and a decline in interest rates could increase the value.

Pursuant to Rule 2a-7, “retail money market funds” are required to implement policies and procedures reasonably designed to limit investments in the funds to accounts beneficially owned by natural persons. Funds designated “retail money market funds” have implemented policies and procedures designed to limit new investments to accounts beneficially owned by natural persons and have obtained assurances from financial intermediaries that they have developed adequate procedures to limit new investments in the fund to accounts beneficially owned by natural persons. The T. Rowe Price retail money market funds will involuntarily redeem investors who do not satisfy these eligibility requirements.

The SEC has proposed amendments to the rules applicable to money market funds, which, if adopted as proposed, could change the investment strategies, operations, and/or liquidity for certain money markets funds.

State Tax-Free Funds

The following information about the state tax-free funds is updated in June of each year. More current information is available in shareholder reports for these funds.

California Tax-Free Bond Fund

Risk Factors Associated With a California Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Debt As of May 1, 2021, the state of California’s general obligation debt was rated Aa2 by Moody’s, AA- by S&P, and AA by Fitch. All three rating agencies have assigned stable outlooks for their ratings.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the state of California and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from California income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least 80% of its net assets in securities that pay interest exempt from federal and California income tax. The issuers of these debt obligations include the state of California and its agencies and authorities, counties and municipalities and their agencies and authorities, various California public institutions of higher education, and certain California not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

Debt is issued for a wide variety of public purposes, including transportation, housing, education, electric power, and health care. The state of California, and its local governments, agencies, and authorities, issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are generally backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. As part of its cash management program, the state regularly issues short-term notes to meet its disbursement requirements in advance of the receipt of revenues. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge. Local governments also raise capital through the use of Mello-Roos Districts, 1915 Act Bonds, and Tax Increment Bonds, all of which are generally riskier than general obligation debt as they often rely on tax revenues to be generated by future development for their support.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Political and Legislative Conditions Certain provisions of the California state constitution and state statutes limit the taxing and spending authority of California governmental entities, thus affecting their ability to meet debt service obligations. For example, the state constitution limits ad valorem taxes on real property to 1% of “full cash value” and restricts the ability of taxing entities to increase real property taxes. It also prohibits the state from spending revenues beyond its annually adjusted “appropriations limit.” Yet another provision further restricts the ability of local governments to levy and collect existing and future taxes, assessments, and fees. In addition to limiting the financial flexibility of local governments in the state, the provision also increases the possibility of voter-determined tax rollbacks and repeals.

One effect of the tax and spending limitations in California has been a broad scale shift by local governments away from general obligation debt requiring voter approval and pledging of future tax revenues toward lease revenue financing that is subject to abatement and does not require voter approval. Lease-backed debt is generally viewed as a less secure form of borrowing and therefore entails greater credit risk.

Future initiatives, if proposed and adopted, or future court decisions could create renewed pressure on California governments and their ability to raise revenues. Although Orange County notably filed for protection under the U.S. Bankruptcy Code in 1994, overall the state and its underlying governments have displayed flexibility in overcoming the negative effects of past initiatives.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of California, its localities, and its agencies. Financial strength is, in turn, influenced by changing economic conditions that affect the level of taxes collected and revenues earned. While California’s economy has been diverse and resilient, and is typically the largest among the 50 states, the state of California is also normally among the most highly indebted states in the nation. The state has historically experienced more extreme swings in employment levels and property values relative to the rest of the country. In addition, California is more prone to earthquakes and other natural disasters, which can result in sudden economic downturns and the unexpected inability of issuers to meet their obligations, as well as a long-lasting negative impact on the overall California municipal securities market. More detailed information regarding economic conditions and the financial strength of California is available in the fund’s annual and semiannual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues. The financial performance of these utilities was impacted by the industry’s moves toward deregulation and increased competition. California’s original electric utility restructuring plan proved to be flawed as it placed over-reliance on the spot market for power purchases during a period of substantial supply and demand imbalance. Now that deregulation has been suspended, municipal utilities face a more traditional set of challenges. In particular, some electric revenue issuers have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Other risks include unexpected outages, plant shutdowns, and more stringent environmental regulations.

Georgia Tax-Free Bond Fund

Risk Factors Associated With a Georgia Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Debt As of May 1, 2021, the state of Georgia’s general obligation bonds were rated AAA by Moody’s, S&P, and Fitch. Each rating agency has assigned a stable outlook for the state.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the state of Georgia and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from Georgia income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least 80% of its net assets in securities that pay interest exempt from federal and Georgia income tax. The issuers of these debt obligations include the state of Georgia and its agencies and authorities, counties and municipalities and their agencies and authorities, various Georgia public institutions of higher education, and certain Georgia not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of Georgia and its local governments, agencies, and authorities issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state and may or may not be subject to annual appropriations from the state’s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The Georgia Constitution imposes certain debt limits and controls. The state’s general obligation highest annual debt service requirement cannot exceed 10% of the prior year’s state treasury receipts. The state also established “debt affordability” limits, which provide that outstanding debt will not exceed 2.7% of personal income or that maximum annual debt service will not exceed 7% of the prior year’s state treasury receipts.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of Georgia, its localities, and its agencies. Financial strength is, in turn, influenced by changing economic conditions that affect the level of taxes collected and revenues earned. While local governments in Georgia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. More detailed information regarding economic conditions and the financial strength of Georgia is available in the fund’s annual and semiannual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life-care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life-care municipal bonds are considered below investment grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, and a lack of affordability.

Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, and Maryland Tax-Free Money Funds

Risk Factors Associated With a Maryland Portfolio

The funds’ concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Debt As of May 1, 2021, the state of Maryland’s general obligation debt was rated Aaa by Moody’s and AAA by S&P and Fitch. All three agencies have assigned a stable outlook.

Types of Municipal Debt The funds invest mainly in municipal bonds and other municipal debt instruments issued by the state of Maryland and its various political subdivisions and agencies. However, if the funds invest in any securities that pay income that is exempt from Maryland income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the funds’ investment policy to invest at least 80% of its net assets in securities that pay interest exempt from federal and Maryland income tax. The issuers of these debt obligations include the state of Maryland and its agencies and authorities, counties and municipalities and their agencies and authorities, various Maryland public institutions of higher education, and certain Maryland not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of Maryland and its local governments, agencies, and authorities issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, many counties, municipalities, and agencies of the state and local government are authorized to borrow money under laws expressly providing that the loan obligations are not debts or pledges of the full faith and credit of the state. The state constitution imposes a 15-year maturity limit on state-issued general obligation bonds. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The fund may also purchase municipal bonds and other municipal debt instruments that are issued by the District of Columbia, or one of its agencies or authorities, but provide for dual income tax exemption in the District of Columbia and Maryland. Such investments are normally revenue bonds that derive their revenues from projects or facilities with economic and geographic ties to both the District of Columbia and Maryland.

The funds may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolios is dependent upon the financial strength of the state of Maryland, its localities, and its agencies. Financial strength is, in turn, influenced by changing economic conditions that affect the level of taxes collected and revenues earned. More detailed information regarding economic conditions and the financial strength of Maryland is available in the funds’ annual and semiannual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the funds’ assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and of uncertain duration.

The funds may invest in issues related to life-care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life-care municipal bonds are considered below investment grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, pandemics, and a lack of affordability.

New Jersey Tax-Free Bond Fund

Risk Factors Associated With a New Jersey Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Debt As of May 1, 2021, the state of New Jersey’s general obligation debt was rated A3 by Moody’s, BBB+ by S&P, and A- by Fitch. S&P and Moody’s have a stable outlook for the state while Fitch has a negative outlook.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the state of New Jersey and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from New Jersey income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least 80% of its net assets in securities that pay interest exempt from federal and New Jersey income tax. The issuers of these debt obligations include the state of New Jersey and its agencies and authorities, counties and municipalities and their agencies and authorities, various New Jersey public institutions of higher education, and certain New Jersey not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of New Jersey and its local governments, agencies, and authorities issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, many counties, municipalities, and agencies of the state and local government are authorized to borrow money under laws expressly providing that the loan obligations are not debts or pledges of the full faith and credit of the state. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The majority of the state’s debt is appropriation-backed. This means that the debt service payments on these obligations must be funded annually by the state legislature, but the legislature has no legal obligation to continue to make such appropriations.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. These issues are sold through various governmental conduits, such as the New Jersey Economic Development Authority and various local issuers, and are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied. In the past, a number of New Jersey Economic Development Authority issues have defaulted as a result of borrower financial difficulties.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of New Jersey, its localities, and its agencies. Financial strength is, in turn, influenced by changing economic conditions that affect the level of taxes collected and revenues earned. The state of New Jersey is typically among the most highly indebted states in the nation. More detailed information regarding economic conditions and the financial strength of New Jersey is available in the fund’s annual and semiannual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life-care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life-care municipal bonds are considered below investment grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, pandemics, and a lack of consumer affordability.

New York Tax-Free Bond Fund

Risk Factors Associated With a New York Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Debt As of May 1, 2021, the state of New York’s general obligation debt was rated Aa2 by Moody’s, AA+ by S&P, and AA+ by Fitch. S&P and Fitch have a negative outlook for the state while Moody’s has a stable outlook.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the state of New York and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from New York income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least 80% of its net assets in securities that pay interest exempt from federal and New York income tax. The issuers of these debt obligations include: the state of New York, New York City, and their agencies and authorities; counties, other municipalities, and their agencies and authorities; various New York public institutions of higher education; and certain New York not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

The state of New York and its local governments, agencies, and authorities issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. However, bonds issued by certain counties, municipalities, and agencies of the state and local government are not backed by the full faith and credit of the state of New York or New York City. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The majority of the state’s debt is appropriation-backed. This means that the debt service payments on these obligations must be funded annually by the state legislature, but the legislature has no legal obligation to continue to make such appropriations.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the state of New York, its localities, and its agencies. Financial strength is, in turn, influenced by changing economic conditions that affect the level of taxes collected and revenues earned. The state of New York is typically among the most highly indebted states in the nation, and New York City is typically one of the most indebted U.S. cities. More detailed information regarding economic conditions and the financial strength of New York is available in the fund’s annual and semiannual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life-care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life-care municipal bonds are considered below investment grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, pandemics, and a lack of consumer affordability.

Virginia Tax-Free Bond Fund

Risk Factors Associated With a Virginia Portfolio

The fund’s concentration in the debt obligations of a single state carries a higher risk than a portfolio that is more geographically diversified.

Debt As of May 1, 2021, the Commonwealth of Virginia’s general obligation debt was rated Aaa by Moody’s and AAA by S&P and Fitch. All three agencies have stable outlooks on the ratings of the Commonwealth.

Types of Municipal Debt The fund invests mainly in municipal bonds and other municipal debt instruments issued by the commonwealth of Virginia and its various political subdivisions and agencies. However, if the fund invests in any securities that pay income that is exempt from Virginia income taxes (for example, municipal obligations of U.S. territories or a neighboring state), such investments will be included toward the fund’s investment policy to invest at least 80% of its net assets in securities that pay interest exempt from federal and Virginia income tax. The issuers of these debt obligations include the commonwealth of Virginia and its agencies and authorities, counties and municipalities and their agencies and authorities, various Virginia public institutions of higher education, and certain Virginia not-for-profit organizations (e.g., hospitals, private colleges, and nursing homes). The credit quality and risks of these investments will vary according to each security’s structure and underlying economics.

Debt is issued for a wide variety of public purposes, including transportation, housing, education, health care, and industrial development. The commonwealth of Virginia and its local governments, agencies, and authorities issue two basic types of debt: general obligation bonds and revenue bonds. General obligation bonds are backed by the unlimited taxing power of the issuer. Under Virginia law, general obligation debt is limited to 1.15 times the average of the preceding three years’ income tax and sales and use collections. However, bonds issued by many counties, municipalities, and agencies of the commonwealth and local government are not backed by the full faith and credit of the commonwealth but instead are subject to annual appropriations from the commonwealth’s general fund. Revenue bonds are typically secured by specific pledged fees or charges for a related project, such as fees generated from the use of facilities or enterprises financed by the bonds. Included within the revenue bond sector are tax-exempt lease obligations that are subject to annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

The fund may also purchase municipal bonds and other municipal debt instruments that are issued by the District of Columbia, or one of its agencies or authorities, but provide for dual income tax exemption in the District of Columbia and Virginia. Such investments are normally revenue bonds that derive their revenues from projects or facilities with economic and geographic ties to both the District of Columbia and Virginia.

The fund may also invest in private activity bond issues for corporate and nonprofit borrowers. Sold through various governmental conduits, these issues are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is provided or implied.

Economic and Financial Conditions To a large degree, the credit risk of the portfolio is dependent upon the financial strength of the commonwealth of Virginia, its localities, and its agencies. Financial strength is, in turn, influenced by changing economic conditions that affect the level of taxes collected and revenues earned. While local governments in Virginia are primarily reliant on independent revenue sources, such as property taxes, they are not immune to budget shortfalls caused by cutbacks in state aid. More detailed information regarding economic conditions and the financial strength of Virginia is available in the fund’s annual and semiannual shareholder reports.

Sectors Investment concentration in a particular sector can present unique risks. For example, a significant portion of the fund’s assets may be invested in issues related to health care providers. The hospital industry has been under significant pressure to reduce expenses and shorten length of hospital stays, a phenomenon that has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms that are typically complex, subject to numerous conditions, and uncertain as to how long they will continue.

The fund may from time to time invest in electric revenue issues that have exposure to or participate in nuclear power plants, which could affect the issuer’s financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance, or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry.

The fund may invest in issues related to life-care, which includes nursing homes, assisted living facilities, and continuing care retirement communities. These bonds are typically issued with longer-term maturities, although they are usually callable by the issuer on prescribed dates before maturity. Many life-care municipal bonds are considered below investment grade or are not rated by a credit rating agency. Reasons for the higher credit risk include uncertainty over future regulations and Medicaid funding, increased competition, pandemics, and a lack of consumer affordability.

All Tax-Free Funds

The regular income dividends shareholders receive from municipal bond funds are typically exempt from regular federal income taxes. The portion of these dividends representing interest on bonds issued by your state may also be exempt from your state and local income taxes (if any). However, any capital gain distributions from municipal bond funds may be taxable to shareholders. Since the income generated by most municipal securities is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond or municipal bond fund than on an otherwise similar (in quality, maturity, and duration) taxable bond or taxable bond fund.

Interest income from municipal securities is not always exempt from federal taxes. Since 1986, income from so-called “private activity” municipal bonds has generally been subject to the federal alternative minimum tax. For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. These bonds typically carry higher yields than regular municipal securities. Shareholders subject to the alternative minimum tax must include income derived from private activity bonds that are not exempt from the alternative minimum tax in their alternative minimum tax calculation. The portion of any fund income subject to the alternative minimum tax will be reported annually to shareholders.

Additionally, under highly unusual circumstances, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable. If a state-tax free fund were to hold such a bond, it might have to distribute taxable income or reclassify previously distributed tax-free income as taxable income.

Municipal bond funds are generally not appropriate investments for those investing through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, because the funds’ tax advantages are not applicable if investing through such an account.

Credit ratings and the financial and economic conditions of the state and local governments, public authorities, or others in which the state tax-free funds may invest are subject to change at any time.

Puerto Rico From time to time, the funds may invest in debt obligations of the Commonwealth of Puerto Rico and its public corporations, as well as debt obligations of other U.S. territories: some of these securities may be exempt from U.S. federal, state, and local income taxes. As of May 1, 2021, Puerto Rico’s general obligation debt was rated Ca with a negative outlook by Moody’s; RD by Fitch; in March 2018, S&P discontinued its ‘D’ rating for Puerto Rico general obligation debt. Each of these ratings reflects a downgrade of Puerto Rico’s general obligation debt further below investment-grade, or an altogether withdrawal of ratings. Certain related Puerto Rico issuers have been similarly downgraded.

The below investment-grade credit ratings are due in part to Puerto Rico’s default on its debt payments that began on August 1, 2015, as well as the deterioration of economic and fiscal conditions within the commonwealth, structural budget imbalances, impaired access to capital, diminished liquidity, underfunded pensions, and a high debt burden.

In June 2015, the commonwealth’s governor at the time, Alejandro García Padilla, indicated that Puerto Rico would be unable to continue servicing its debt -- a reversal of Puerto Rico’s previous position. This announcement was followed in

September 2015 by the commonwealth’s Fiscal and Economic Growth Plan, which called into question the constitutional protection of Puerto Rico’s general obligation bonds and recommended negotiations with creditors to restructure the debt. In April 2016, Puerto Rico passed legislation that would allow the governor to declare a state of emergency that would stop payments on the island’s debts through early 2017. In response to these developments, in June 2016, the U.S. Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA), establishing a federally appointed Financial Oversight & Management Board (FOMB) to oversee the island’s financial operations and possible debt restructuring. Members of the FOMB were announced by the Obama administration in August 2016. Over the course of numerous meetings between the commonwealth’s then-governor, Ricardo Rosselló, and the FOMB, a financial plan emerged that provided only 23% bondholder recovery. When a PROMESA-allowed stay on litigation expired on May 1, 2017, the FOMB enacted Title III of PROMESA (quasi-bankruptcy), deeming Puerto Rico’s attempts to negotiate with bondholders unsuccessful. As a result of the challenging economic and fiscal environment facing the U.S. territory, certain securities issued by the Commonwealth of Puerto Rico and its agencies are currently considered below investment grade.

The current credit ratings, along with any further downgrades, could weaken the demand for such securities, prevent those issuers from obtaining the financing they need, and limit their ability to pay interest and principal when due. Should the economic or fiscal conditions in Puerto Rico persist or worsen, the volatility, liquidity, credit quality, and performance of its municipal obligations could be severely affected. As such, a fund’s performance could be negatively impacted, depending on its exposure to Puerto Rico’s municipal obligations.

Puerto Rico has suffered a series of devastating natural events. In September 2017, Hurricanes Irma and Maria crossed Puerto Rico, causing over $80 billion in damage; recovery has been prolonged and will continue to require considerable resources. On December 29, 2019, a series of seismic events struck; the largest, a 6.4 magnitude earthquake, occurred on January 7, 2020, resulting in significant damage and $947 million in federal funds to aide reconstruction. On March 15, 2020, in response to the COVID-19 pandemic, Governor Wanda Vázquez Garced signed an executive order, closing businesses and enacting a curfew. The total impact due to the pandemic continues to evolve; total pandemic relief from the federal government is estimated to total over $40 billion. These ongoing challenges and any future additional or unanticipated events could negatively impact a fund’s performance, depending on its exposure to Puerto Rico’s municipal obligations.

Debt As of February 1, 2017, the outstanding debt of Puerto Rico totaled $74 billion, which is large relative to the size of its economy. This includes bonds supported by the commonwealth’s general obligation pledge, appropriations, or guarantee; public corporations such as highways, water and sewer, and electric power and municipalities.

Guaranteed direct obligations of the commonwealth that are supported by a general obligation pledge are subject to limitations imposed by the commonwealth’s constitution. Debts of its municipalities are typically supported by property taxes and municipal license taxes, with support from the commonwealth, if necessary. Debts of its public corporations are generally supported by the entity’s revenues, by the commonwealth’s appropriations, or taxes.

Although different measures suggest that Puerto Rico’s debt burden is high relative to a U.S. state, the commonwealth issues or supports bonds on behalf of municipalities and other governmental units. In many cases, this type of debt would be issued by local government or public agencies that are independent entities in the mainland United States. One measure to monitor the commonwealth debt levels is by comparing the rate of growth of its debt with the rate of growth of its gross national product (GNP), which as of 2019 was $71 billion.

Economy Puerto Rico’s economy, as measured by GNP, continues to decline. Government officials estimate that the economy shrank 20.8% between 2006 and 2019. Puerto Rico estimates that GNP will decrease 3% in fiscal year 2020 and increase 1% in fiscal year 2021, primarily due to federal COVID response legislation. As of December 2020, unemployment was 9.2%.

Manufacturing, particularly pharmaceuticals, is important to the local economy in Puerto Rico. Manufacturing accounted for approximately 47% of GNP in 2018, and 8% of nonfarm payroll employment. Services is another significant component of the local economy and represented 14% of GNP and 39% of employment in 2018.

For many years, mainland U.S. companies operating in Puerto Rico were eligible to receive special tax treatment. Since 1976, Section 936 of the U.S. tax code entitled certain corporations to credit income derived from business activities in the commonwealth against their United States federal corporate income tax and spurred significant expansion in capital intensive manufacturing, particularly large pharmaceutical firms. The tax benefits, however, were eliminated beginning with the 2006 tax year. Following the phase-outs, indications are that major pharmaceutical, instrument, and electronic manufacturing firms have not exited the market; however, employment in this sector is trending downward as some individual plants have closed or have become automated.

Financial Puerto Rico has yet to release its fiscal year 2018 audited financial statements; as such, the following financial information is based on audited fiscal year 2017 financial figures. Puerto Rico’s general fund revenues, on a budgetary basis, were $9.2 billion and an ending general fund balance of negative $101 million in fiscal year 2017. Puerto Rico’s financial disclosure practices continue to be very weak.

PORTFOLIO SECURITIES

Types of Securities

Set forth below is additional information about certain of the investments described in the funds’ prospectuses.

Equity Securities

Common and preferred stocks both represent an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, while preferred stock does not ordinarily carry voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of secured and unsecured creditors and owners of bonds take precedence over the claims of those who own preferred stock, and the owners of preferred stock take precedence over the claims of those who own common stock.

Although owners of common stock are typically entitled to receive any dividends on such stock, owners of common stock participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Because increases and decreases in earnings are usually reflected in a company’s stock price, common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or nonparticipating, or adjustable rate. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock, while a passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while nonparticipating preferred stock is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in certain interest rates. Convertible preferred stock is exchangeable for a specified number of common stock shares and is typically more volatile than nonconvertible preferred stock, which tends to behave more like a bond.

The funds may make equity investments in companies through initial public offerings and by entering into privately negotiated transactions involving equity securities that are not yet publicly traded on a stock exchange. Stocks may also be purchased on a “when issued” basis, which is used to refer to a security that has not yet been issued but that will be issued in the future. The term may be used for new stocks and stocks that have split but have not yet started trading.

Debt Securities

• U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury and backed by the full faith and credit of the U.S. government. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. U.S. Treasury obligations may also include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (STRIPS), as well as Treasury inflation protected securities (TIPS) whose principal value is periodically adjusted according to the rate of inflation.

• U.S. Government Agency Securities Issued or guaranteed by U.S. government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (FNMA), GNMA, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority.

Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These may also include securities issued by eligible private institutions that are guaranteed by certain U.S. government agencies under authorized programs.

• Bank Obligations Certificates of deposit, banker’s acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

• Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

• Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.

• Corporate Debt Securities Outstanding corporate debt securities (e.g., bonds and debentures). Corporate notes may have fixed, variable, or floating rates.

• Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) that have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

• Commercial Paper and Commercial Notes Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates and may contain options, exercisable by either the buyer or the seller, that extend or shorten the maturity of the note.

• Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

• Funding Agreements Obligations of indebtedness negotiated privately between the funds and an insurance company. Often such instruments will have maturities with unconditional put features, exercisable by the funds, requiring return of principal within one year or less.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Mortgage-Related Securities

• Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year and 15-year fixed rate, and graduated payment mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the funds. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the funds. This principal is returned to the funds at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency that issued them or a downturn in housing prices. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

• U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA, the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal Agricultural Mortgage Corporation (FAMC). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality’s right to borrow from the U.S. Treasury. On September 7, 2008, FNMA and FHLMC were placed under conservatorship of the Federal Housing Finance Agency, an independent federal agency. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. GNMA, FNMA, FHLMC, and FAMC each guarantee timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS), which also guarantee timely payment of monthly principal reductions.

• GNMA Certificates GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (Housing Act), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the American Housing Act of 1949, or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

• FNMA Certificates FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA certificates represent a pro-rata interest in a group of mortgage loans purchased by FNMA. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

• FHLMC Certificates FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. FHLMC certificates represent a pro-rata interest in a group of mortgage loans purchased by FHLMC. FHLMC guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of FHLMC are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. government.

• FAMC Certificates FAMC is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended. FAMC was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. FAMC provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate. Similar to FNMA and FHLMC, FAMC certificates are not supported by the full faith and credit of the U.S. government; rather, FAMC may borrow from the U.S. Treasury to meet its guaranty obligations.

As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security is the principal investment risk for a purchaser of such securities, like the funds. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats GNMA certificates as 30-year securities that prepay in full in the 12th year. FNMA and FHLMC certificates may have differing prepayment characteristics.

Fixed rate mortgage-backed securities bear a stated “coupon rate” that represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA, and FHLMC for providing the guarantee and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium to or a discount from the face value of the certificate).

Monthly distributions of interest, as contrasted to semiannual distributions that are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages that back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

• Commercial Mortgage-Backed Securities (CMBS) These are securities created from a pool of commercial mortgage loans, such as loans for hotels, restaurants, shopping centers, office buildings, and apartment buildings. Interest and principal payments from the underlying loans are passed through to the funds according to a schedule of payments. CMBS are structured similarly to mortgage-backed securities in that both are backed by mortgage payments. However, CMBS involve loans related to commercial property, whereas mortgage-backed securities are based on loans relating to residential property. Because commercial mortgages tend to be structured with prepayment penalties, CMBS generally carry less prepayment risk than loans backed by residential mortgages. Credit quality depends primarily on the quality of the loans themselves and on the structure of the particular deal. However, the value of these securities may change because of actual or perceived changes in the creditworthiness of the individual borrowers, their tenants, and servicing agents or due to deterioration in the general state of commercial real estate or overall economic conditions.

• Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole-loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under such a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest pay” tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives.

New types of CMO tranches continue to evolve, such as floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. Some newer structures could affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the deal (priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

• U.S. Government Agency Multi-class Pass-Through Securities Unlike CMOs, U.S. government agency multi-class pass-through securities, which include FNMA guaranteed real estate mortgage investment conduit pass-through certificates and FHLMC multi-class mortgage participation certificates, are ownership interests in a pool of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities.

• Multi-class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations, or other financial institutions. Unlike GNMA, FNMA, and FHLMC securities, the payment of principal and interest on multi-class residential mortgage securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on multi-class residential mortgage securities historically have been higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

• Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by nongovernmental issuers. Pools of conventional residential or commercial mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurance, or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the funds’ quality standards. The funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the funds’ quality standards.

• Stripped Mortgage-Backed Securities These instruments represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest-only securities (IOs) receive the interest portion of the cash flow while principal-only securities (POs) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped mortgage-backed securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the PO, as with other mortgage-backed securities described herein, and other debt instruments, will tend to move in the opposite direction compared with interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount without a corresponding distribution of cash to the funds.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater-than-anticipated prepayments of principal, investors may fail to fully recoup their initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower-than-anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

• ARMs ARMs, like fixed rate mortgages, have a specified maturity date, and the principal amount of the mortgage is repaid over the life of the mortgage. Unlike fixed rate mortgages, the interest rate on ARMs is adjusted at regular intervals based on a specified, published interest rate “index” such as a Treasury rate index. The new rate is determined by adding a specific interest amount, the “margin,” to the interest rate of the index. Investment in ARMs allows the funds to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and lower price volatility than longer-term fixed rate mortgage securities. ARMs are a less effective means of locking in long-term rates than fixed rate mortgages since the income from adjustable rate mortgages will increase during periods of rising interest rates and decline during periods of falling rates.

• TBAs and Dollar Rolls Funds that purchase or sell mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the TBA market. With TBA transactions, the fund would enter into a commitment to either purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the fund commits to buy a pool of mortgages that have yet to be specifically identified but will meet certain standardized parameters (such as yield, duration, and credit quality) and contain similar loan characteristics. For either purchase or sale transactions, a fund may choose to extend the settlement through a “dollar roll” transaction in which it sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price. These transactions have the potential to enhance the fund’s returns and reduce its administrative burdens when compared with holding mortgage-backed securities directly, although these transactions will increase the fund’s portfolio turnover rate. During the roll period, the fund forgoes principal and interest paid on the securities. However, the fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale.

Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the fund will still bear the risk of any decline in the value of the security to be delivered. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the fund may be less favorable than the security delivered to the dealer.

In addition, recently finalized (but not yet implemented) rules of FINRA (with a future implementation date of April 26, 2022) include mandatory margin requirements that require the funds to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the funds and impose added operational complexity.

• Other Mortgage-Related Securities Governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment manager will, consistent with the funds’ objectives, policies, and quality standards, consider making investments in such new types of securities.

Asset-Backed Securities

Background The asset-backed securities (ABS) market has been one of the fastest-growing sectors of the U.S. fixed income market since its inception in late 1985. Although initial ABS transactions were backed by auto loans and credit card receivables, today’s market has evolved to include a variety of asset types, including home equity loans, student loans, equipment leases, stranded utility costs, and collateralized bond/loan obligations. For investors, securitization typically provides an opportunity to invest in high-quality securities with higher credit ratings and less downgrade/event risk than corporate bonds. Unlike mortgages, prepayments on ABS collateral are less sensitive to changes in interest rates. They can also be structured into classes that meet the market’s demand for various maturities and credit quality.

Structure Asset-backed securities are bonds that represent an ownership interest in a pool of receivables sold by originators into a special purpose vehicle (SPV). The collateral types can vary, as long as they are secured by homogeneous assets with relatively predictable cash flows. Assets that are transferred through a sale to an SPV are legally separated from those of the seller/servicer, which insulates investors from bankruptcy or other event risk associated with the seller/servicer of those assets. Most senior tranches of ABS are structured to a AAA rated level through credit enhancement; however, ABS credit ratings range from AAA to non-investment grade. Many ABS transactions are structured to include payout events/performance triggers, which provide added protection against deteriorating credit quality.

ABS structures are generally categorized by two distinct types of collateral. Amortizing assets (such as home equity loans, auto loans, and equipment leases) typically pass through principal and interest payments directly to investors, while revolving assets (such as credit card receivables, home equity lines of credit, and dealer floor-plan loans) typically reinvest principal and interest payments in new collateral for a specified period of time. The majority of amortizing transactions are structured as straight sequential-pay transactions. In these structures, all principal amortization and prepayments are directed to the shortest maturity class until it is retired, then to the next shortest class, and so on. The majority of revolving assets are structured as bullets, whereby investors receive periodic interest payments and only one final payment of principal at maturity.

Underlying Assets The asset-backed securities that may be purchased include securities backed by pools of mortgage-related receivables known as home equity loans, or of consumer receivables such as automobile loans or credit card loans. Other types of ABS may also be purchased. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield and return on any asset-backed security is difficult to predict with precision, and actual return or yield to maturity may be more or less than the anticipated return or yield to maturity.

Methods of Allocating Cash Flows While some asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple-class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The funds may invest in such asset-backed securities if the investment is otherwise consistent with the fund’s investment objectives, policies, and restrictions.

Types of Credit Support Asset-backed securities are typically backed by a pool of assets representing the obligations of a diversified pool of numerous obligors. To lessen the effect of failures by obligors on the ability of underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained from third parties (external credit enhancement), through various means of structuring the transaction (internal credit enhancement), or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include:

• Excess Spread Typically, the first layer of protection against losses, equal to the cash flow from the underlying receivables remaining after deducting the sum of the investor coupon, servicing fees, and losses.

• Subordination Interest and principal that would have otherwise been distributed to a subordinate class is used to support the more senior classes. This feature is intended to enhance the likelihood that the holder of the senior class certificate will receive regular payments of interest and principal. Subordinate classes have a greater risk of loss than senior classes.

• Reserve Funds Cash that is deposited and/or captured in a designated account that may be used to cover any shortfalls in principal, interest, or servicing fees.

• Overcollateralization A form of credit enhancement whereby the principal amount of collateral used to secure a given transaction exceeds the principal of the securities issued. Overcollateralization can be created at the time of issuance or may build over time.

• Surety Bonds Typically consist of third-party guarantees to irrevocably and unconditionally make timely payments of interest and ultimate repayment of principal in the event there are insufficient cash flows from the underlying collateral.

The degree of credit support provided on each issue is based generally on historical information regarding the level of credit risk associated with such payments. Depending upon the type of assets securitized, historical information on credit risk and prepayment rates may be limited or even unavailable. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security. There is no guarantee that the amount of any type of credit enhancement available will be sufficient to protect against future losses on the underlying collateral.

Some of the specific types of ABS that the funds may invest in include the following:

• Collateralized Bond or Loan Obligations Collateralized bond obligations (CBOs) are asset-backed securities collateralized by corporate bonds, mortgages, or pools of asset-backed securities. Collateralized loan obligations (CLOs) are asset-backed securities collateralized by pools of bank loans. CBOs and CLOs are structured into tranches, and payments are allocated such that each tranche has a predictable cash flow stream and average life. Most CBOs tend to be collateralized by high yield bonds or loans, with heavy credit enhancement.

• Home Equity Loans These ABS typically are backed by pools of mortgage loans made to subprime borrowers or borrowers with blemished credit histories. The underwriting standards for these loans are more flexible than the standards generally used by banks for borrowers with unblemished credit histories with regard to the borrower’s credit standing and repayment ability. Borrowers who qualify generally have impaired credit histories, which may include a record of major derogatory credit items such as outstanding judgments or prior bankruptcies. In addition, they may not have the documentation required to qualify for a standard mortgage loan.

As a result, the mortgage loans in the mortgage pool are likely to experience rates of delinquency, foreclosure, and bankruptcy that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Furthermore, changes in the values of the mortgaged properties, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the mortgage loans in the mortgage pool than on mortgage loans originated in a more traditional manner.

With respect to first-lien mortgage loans, the underwriting standards do not prohibit a mortgagor from obtaining, at the time of origination of the originator’s first-lien mortgage loan, additional financing that is subordinate to that first-lien mortgage loan, which subordinate financing would reduce the equity the mortgagor would otherwise appear to have in the related mortgaged property as indicated in the loan-to-value ratio.

Risk Regarding Mortgage Rates

The pass-through rates on the adjustable rate certificates may adjust monthly and are generally based on one-month London Interbank Offered Rate (LIBOR). The mortgage rates on the mortgage loans are either fixed or adjusted semiannually based on six-month LIBOR, which is referred to as a mortgage index. Because the mortgage index may respond to various economic and market factors different than those affecting one-month LIBOR, there is not necessarily a correlation in the movement between the interest rates on those mortgage loans and the pass-through rates of the adjustable rate certificates. As a result, the interest payable on the related interest-bearing certificates may be reduced because of the imposition of a pass-through rate cap called the “net rate cap.”

Yield and Reinvestment Could Be Adversely Affected by Unpredictability of Prepayments

No one can accurately predict the level of prepayments that an asset-backed mortgage pool may experience. Factors that influence prepayment behavior include general economic conditions, the level of prevailing interest rates, the availability of alternative financing, the applicability of prepayment charges, and homeowner mobility. Reinvestment risk results from a faster or slower rate of principal payments than expected. A rising interest rate environment and the resulting slowing of prepayments could result in greater volatility of these securities. A falling interest rate environment and the resulting increase in prepayments could require reinvestment in lower-yielding securities.

• Credit Card-Backed Securities These ABS are backed by revolving pools of credit card receivables. Due to the revolving nature of these assets, the credit quality could change over time. Unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder, and payments by cardholders are the primary source of payment on these securities. The revolving nature of these card accounts generally provides for monthly payments to the trust. In order to issue securities with longer-dated maturities, most credit card-backed securities are issued with an initial “revolving” period during which collections are reinvested in new receivables. The revolving period may be shortened upon the occurrence of specified events, which may signal a potential deterioration in the quality of the assets backing the security.

• Automobile Loans These ABS are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles. These securities are primarily discrete pools of assets that pay down over the life of the ABS. The securities are not obligations of the seller of the vehicle or servicer of the loans. The primary source of funds for payments on the securities comes from payment on the underlying trust receivables as well as from credit support.

Inflation-Linked Securities

Inflation-linked securities are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. TIPS are inflation-linked securities issued by the U.S. government. Inflation-linked bonds are also issued by corporations, U.S. government agencies, states, and foreign countries. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of the investment. Because of this inflation-

adjustment feature, inflation protected bonds typically have lower yields than conventional fixed rate bonds. Municipal inflation bonds generally have a fixed principal amount, and the inflation component is reflected in the nominal coupon.

Inflation protected bonds normally will decline in price when real interest rates rise. (A real interest rate is calculated by subtracting the inflation rate from a nominal interest rate. For example, if a 10-year Treasury note is yielding 5% and the rate of inflation is 2%, the real interest rate is 3%.) If inflation is negative, the principal and income of an inflation protected bond will decline and could result in losses for the fund.

Inflation adjustments or TIPS that exceed deflation adjustments for the year will be distributed by a fund as ordinary income to shareholders. Net deflation adjustments for a year could result in all or a portion of dividends paid earlier in the year by a fund being treated as a return of capital.

Loan Participations and Assignments

Loan participations and assignments (collectively, “participations”) will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts, and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries, which are referred to as loans to developing countries debt (LDC debt). LDC debt will involve the risk that the governmental entity responsible for the repayment of the debt may be unable or unwilling to meet its obligations when they become due. The loans underlying such participations may be secured or unsecured, and the funds may invest in loans collateralized by mortgages on real property or that have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term or revolving credit that extends for several years may be subdivided into shorter periods.

The loan participations in which the funds will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender’s rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement, or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as “participating interests,” do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank that administers the loan or against the underlying borrower.

If the funds purchase a participation interest in another lender’s loan, as opposed to acquiring a loan directly from a lender or through an agent or as an assignment from another lender, the funds will treat both the corporate borrower and the bank selling the participation interest as an issuer for purposes of its fundamental investment restriction on diversification.

Various service fees received by the funds from loan participations may be treated as non-interest income depending on the nature of the fee (commitment, takedown, commission, service, or loan origination). To the extent the service fees are not interest income, they will not qualify as income under Section 851(b) of the Code. Thus the sum of such fees plus any other nonqualifying income earned by the funds cannot exceed 10% of total income.

The Investment Managers will generally choose not to receive material nonpublic information about the issuers of loans who also issue publicly traded securities that a Price Fund owns or may want to own. As a result, the Investment Managers may have less information than other investors about certain of the loans in which they invest or seek to invest on behalf of the Price Funds or other client accounts. In some circumstances, the Investment Managers may receive material nonpublic information about an issuer as a result of a Price Fund’s ownership of a loan involving that issuer. In these situations, a fund may be unable to enter into a transaction in a publicly traded security issued by that borrower when it would otherwise be advantageous to do so due to prohibitions on trading in securities of issuers while in possession of material nonpublic information. Unlike registered securities, such as most stocks and bonds, loans are not registered or regulated under the federal securities laws. As a result, investors in loans have less protection against fraud and other improper practices than investors in registered securities because investors in loans (such as the funds) may not be entitled to rely on the protections of the federal securities laws.

Zero-Coupon and Pay-in-Kind Bonds

A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount to its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon.

Pay-in-kind (PIK) instruments are securities that pay interest in either cash or additional securities, at the issuer’s option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds but more volatile than cash pay securities.

For federal income tax purposes, these types of bonds will require the recognition of gross income each year even though no cash may be paid to the funds until the maturity or call date of the bond. Similar requirements may apply to bonds purchased with market discount. The funds will nonetheless be required to distribute substantially all of this gross income each year to comply with the Code, and such distributions could reduce the amount of cash available for investment by the funds.

Trade Claims

Trade claims are non-securitized rights of payment arising from obligations other than borrowed funds. Trade claims typically arise when, in the ordinary course of business, vendors and suppliers extend credit to a company by offering payment terms. Generally, when a company files for bankruptcy protection, payments on these trade claims cease and the claims are subject to compromise along with the other debts of the company. Trade claims typically are bought and sold at a discount reflecting the degree of uncertainty with respect to the timing and extent of recovery. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor.

Many vendors are either unwilling or lack the resources to hold their claim through the extended bankruptcy process with an uncertain outcome and timing. Some vendors are also aggressive in establishing reserves against these receivables, so that the sale of the claim at a discount may not result in the recognition of a loss.

Trade claims can represent an attractive investment opportunity because these claims typically are priced at a discount to comparable public securities. This discount is a reflection of a less efficient trading market with lower overall liquidity, a smaller universe of potential buyers, and the risks peculiar to trade claim investing. It is not unusual for trade claims to be priced at a discount to public securities that have an equal or lower priority claim.

As noted above, investing in trade claims does carry some unique risks, which include:

• Establishing the Amount of the Claim Frequently, the supplier’s estimate of its receivable will differ from the customer’s estimate of its payable. Resolution of these differences can result in a reduction in the amount of the claim. This risk can be reduced by only purchasing scheduled claims (claims already listed as liabilities by the debtor) and seeking representations from the seller.

• Defenses to Claims The debtor has a variety of defenses that can be asserted under the bankruptcy code against any claim. Trade claims are subject to these defenses, the most common of which for trade claims relates to preference payments. (Preference payments are all payments made by the debtor during the 90 days prior to the filing. These payments are presumed to have benefited the receiving creditor at the expense of the other creditors. The receiving creditor may be required to return the payment unless it can show the payments were received in the ordinary course of business.) While none of these defenses can result in any additional liability of the purchaser of the trade claim, they can reduce or wipe out the entire purchased claim. This risk can be reduced by seeking representations and indemnification from the seller.

• Documentation/Indemnification Each trade claim purchased requires documentation that must be negotiated between the buyer and seller. This documentation is extremely important since it can protect the purchaser from losses such as those described above. Legal expenses in negotiating a purchase agreement can be fairly high. Additionally, it is important to note that the value of an indemnification depends on the seller’s credit.

• Volatile Pricing Due to Illiquid Market There are only a handful of brokers for trade claims, and the quoted price of these claims can be volatile. Generally, it is expected that trade claims would be considered illiquid investments.

• No Current Yield/Ultimate Recovery Trade claims are almost never entitled to earn interest. As a result, the return on such an investment is very sensitive to the length of the bankruptcy, which is uncertain. Although not unique to trade claims, it is worth noting that the ultimate recovery on the claim is uncertain and there is no way to calculate a conventional yield to maturity on this investment. Additionally, the exit for this investment is a plan of reorganization, which may include the distribution of new securities. The liquidity of these securities may be tied to the liquidity of the original trade claim investment.

• Tax Issue Although the issue is not free from doubt, it is likely that gains from trade claims would not be treated as gains from the sale of securities for federal income tax purposes. As a result, any gains would be considered “nonqualifying” under the Code. The funds may have up to 10% of their gross income (including capital gains) derived from nonqualifying sources.

Municipal Securities

Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this SAI, the funds’ portfolios may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the funds’ assets invested in any particular type of municipal security can be expected to vary.

The term “municipal securities” means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities, as well as certain other persons and entities, the interest from which is generally exempt from federal income tax. In determining the tax-exempt status of a municipal security, the funds rely on the opinion of the issuer’s bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and, as a result, the interest received by the funds from a municipal security assumed to be tax-exempt might not be exempt from federal income tax.

Municipal securities are normally classified by maturity as notes, bonds, or adjustable rate securities. Municipal securities include the following:

• Municipal Notes Municipal notes generally are used to provide short-term operating or capital needs and generally have maturities of one year or less.

• Tax Anticipation Notes Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use, and business taxes, and are payable from these specific future taxes.

• Revenue Anticipation Notes Revenue anticipation notes are issued in expectation of receipt of revenues, such as sales taxes, toll revenues, or water and sewer charges, that are used to pay off the notes.

• Bond Anticipation Notes Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

• Tax-Exempt Commercial Paper Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Additional categories of potential purchases include municipal lease obligations, prerefunded/escrowed to maturity bonds, private activity bonds, industrial development bonds, and participation interests.

• General Obligation Bonds Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

• Revenue Bonds The principal security for a revenue bond is generally the net revenues derived from a particular facility or enterprise or, in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

• Municipal Lease Obligations Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower’s pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds and other municipal lease obligations are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent such securities are determined to be illiquid, they will be subject to the funds’ limit on illiquid investments. There have also been certain legal challenges to the use of lease revenue bonds in various states.

A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government’s unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, an assessment is made of the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may have lower overall liquidity than other municipal bonds.

• Prerefunded/Escrowed to Maturity Bonds Certain municipal bonds have been refunded with a later bond issue from the same issuer. The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become “prerefunded” or “escrowed to maturity” and are considered high-quality investments. While still tax-exempt, the security is the proceeds of the escrow account. To the extent permitted by the SEC and the IRS, a fund’s investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the funds, be considered an investment in U.S. Treasury securities.

• Private Activity Bonds Under current tax law, all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

The Code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds, and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. With some limited exceptions, interest on tax-exempt private activity bonds is generally subject to the alternative minimum tax (AMT).

• Industrial Development Bonds Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

• Participation Interests The funds may purchase participation interests from third parties in all or part of specific holdings of municipal securities. The purchase may take different forms: In the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker, or bank)

for a predetermined price of par at stated intervals. The seller may receive a fee from the funds in connection with the arrangement.

In the case of longer-term bonds, the funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

The funds will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the IRS has been issued that the interest earned from the municipal securities on which the funds hold participation interests is exempt from federal income tax to the funds. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

•  Securities With Puts Some longer-term municipal bonds give the investor the right to “put,” or sell, the security at par (face value) within a specified number of days following the investor’s request. This feature enhances a security’s liquidity by shortening its effective maturity and may enable it to trade at a price equal to or very close to its principal amount. Termination of a put feature prior to its exercise could result in the forced holding of the longer-term security, which could experience substantially more price volatility and become illiquid.

• Variable and Floating Rate Certificates Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and may sometimes be created by dividing underlying tax-exempt fixed rate bonds into separate components. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. Some variable or floating rate securities are structured with liquidity features such as put options or tender options, as well as auction rate features, remarketing provisions, or other maturity-shortening devices. The Internal Revenue Service has not issued a definitive ruling on the tax-exempt nature of certain floating rate certificates. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass-through of tax-exempt interest to investors.

When-Issued Securities

New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The funds will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, the funds may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each fund will maintain cash, high-grade marketable debt securities, or other suitable cover with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in the funds’ portfolios are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the funds remain fully invested or almost fully invested at the same time that they have purchased securities on a when-issued basis, there will be greater fluctuations in their net asset value than if they solely set aside cash to pay for when-issued securities. In the case of the retail or government money market funds, this could increase the possibility that the market value of the funds’ assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, the funds will meet their obligations from then-available cash flow, sale of securities, or—although it would not normally expect to do so—from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by the funds upon notice to shareholders.

Forwards

In some cases, the funds may purchase bonds on a when-issued basis with longer-than-standard settlement dates, in some cases exceeding one to two years. In such cases, the funds must execute a receipt evidencing the obligation to purchase the bond on the specified issue date and must segregate cash internally to meet that forward commitment. Municipal “forwards” typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

Residual Interest Bonds

Residual interest bonds are a type of high-risk derivative. The funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the short-term, variable rate securities will typically be determined by an index or auction process held approximately every seven to 35 days while the long-term bondholders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7- to 35-day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short-term versus long-term rates) and consequent income flows, but they tend to be more volatile than other municipal securities of similar maturity and credit quality.

Unlike many adjustable rate securities, residual interest bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums, trade at deep discounts, or have limited liquidity. Residual interest bonds entail varying degrees of leverage, which could result in greater volatility and losses greater than investing directly in the underlying municipal bond.

The funds may invest in other types of derivative instruments as they become available.

For the purpose of the funds’ investment restrictions, the identification of the “issuer” of municipal securities that are not general obligation bonds is made by T. Rowe Price, on the basis of the characteristics of the obligation as described previously, the most significant of which is the source of funds for the payment of principal and interest on such securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Adjustable Rate Securities

Generally, the maturity of a security is deemed to be the period remaining until the date (noted on the face of the instrument) on which the principal amount must be paid or, in the case of an instrument called for redemption, the date on which the redemption payment must be made. However, certain securities may be issued with demand features or adjustable interest rates that are reset periodically by predetermined formulas or indexes in order to minimize movements in the principal value of the investment in accordance with Rule 2a-7 under the 1940 Act. Such securities may have long-term maturities but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed rate obligations. These securities may take a variety of forms, including variable rate, floating rate, and put option securities.

Many financial instruments use or may use a floating rate based on the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. Any potential effects of the transition away from LIBOR on a fund, or on certain instruments in which a fund invests, are not known. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur until the anticipated discontinuance date in 2023 for the majority of the LIBOR rates. There remains uncertainty regarding the nature of any replacement rates for LIBOR and the other IBORs as well as around fallback approaches for instruments extending beyond the date on which the applicable LIBOR rates will no longer be published. Consensus around market standard replacement rates and fallback provisions for securities and other instruments invested in by the fund has not yet developed.

Variable Rate Securities Variable rate instruments are those whose terms provide for the adjustment of their interest rates on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A variable rate instrument, the principal amount of which is scheduled to be paid in 397 days or less, is deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that is subject to a demand feature entitles the purchaser to receive the principal amount of the underlying security or securities.

Forward Commitment Contracts

The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issued securities, but may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the funds to the issuer and no interest accrues to the funds. The purchase of these securities will result in a loss if their values decline prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks. At the time the funds make the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The funds will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC, with its custodian bank equal in value to its commitments for the securities during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the funds (to the extent of the securities used for cover). Such securities either will mature or, if necessary, will be sold on or before the settlement date.

To the extent the funds remain fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time they purchase these securities, there will be greater fluctuations in the funds’ net asset value than if the funds did not purchase them.

Real Estate Investment Trusts (REITs)

Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values; risks related to local or general economic conditions, particularly lack of demand; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; obsolescence; losses due to natural disasters; condemnation of properties; regulatory limitations on rents and fluctuations in rental income; variations in market rental rates; and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions, which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations, which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification, so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his or her proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITs may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if a fund receives all or part of a REIT distribution in stock, the fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the fund’s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain their exemptions from the 1940 Act.

Partnerships

The funds may invest in securities issued by companies that are organized as publicly traded partnerships or master limited partnerships, as well as limited liability companies. These entities may be publicly traded on certain stock exchanges or markets, and are generally operated under the supervision of one or more managing partners or members. Limited partners, unitholders, or members (such as a fund that invests in a partnership) are not usually involved in the day-to-day management of the company, but are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership structure itself and the specific industry or industries in which the partnership invests (e.g., real estate development, oil, or gas). State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be fewer legal protections afforded to investors in a partnership than to investors in a corporation. At times, partnerships may potentially offer relatively high yields compared with common stocks. Because partnerships are generally treated as “pass through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unitholders (except in the case of some publicly traded partnerships that may be taxed as corporations).

Restricted Securities

Certain restricted securities may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the funds’ Boards.

Notwithstanding the above, the funds may purchase securities that, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The liquidity of these securities is monitored based on a variety of factors.

All Funds (Other Than the Money Market Funds)

Investments in Other Investment Companies

Investments in Unaffiliated Investment Companies The funds may invest in other investment companies that are not sponsored by T. Rowe Price, which include open-end funds, closed-end funds, exchange-traded funds (ETFs), unit investment trusts, and other investment companies that have elected to be treated as business development companies under the 1940 Act.

The funds may purchase shares of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a fund’s objective and investment program.

Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because closed-end funds trade on a stock exchange or in the OTC market and ETFs trade on a securities exchange, their shares may trade at a substantial premium or discount to the actual net asset value of its portfolio securities, and their potential lack of liquidity could result in greater volatility.

If a fund invests in a non-T. Rowe Price investment company, the fund must pay its proportionate share of that investment company’s fees and expenses, which are in addition to the management fee and other operational expenses incurred by the fund. The expenses associated with certain investment companies, such as business development companies, may be significant. The fund could also incur a sales charge or redemption fee in connection with purchasing or redeeming shares of an investment company.

A Price Fund’s investments in non-T. Rowe Price-registered investment companies are subject to the limits and conditions that apply to such investments under the 1940 Act.

Investments by Unaffiliated Investment Companies At times, investment companies that are not sponsored by T. Rowe Price may invest in shares of a Price Fund. Such investments are subject to the limits and conditions that apply under the 1940 Act. It is the responsibility of the unaffiliated investment company to notify T. Rowe Price or its affiliates prior to investing in a Price Fund in excess of any applicable limits under the 1940 Act that would necessitate entering into an investment agreement.

Investments in Affiliated Investment Companies The funds may also invest in other Price Funds as a means of gaining efficient and cost-effective exposure to specific asset classes, provided the investment is consistent with an investing fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class and will subject the fund to the risks associated with the particular asset class. Examples of asset classes in which other Price Funds invest include high yield bonds, floating rate loans, inflation-linked securities, international bonds, emerging market bonds, and emerging market stocks. A fund will invest in a Z Class of another Price Fund if such an investment is permitted. If a Z Class is not available or the fund is not eligible to invest in a Z Class, to ensure that the fund does not incur duplicate management fees as a result of its investment in another Price Fund, the management fee paid by the investing fund will be reduced in an amount sufficient to offset the fees paid by the underlying fund related to the investment.

Investments in Hedge Funds Investments in unregistered hedge funds may be used to gain exposure to certain asset classes. Hedge funds are not subject to the same regulatory requirements as mutual funds and other registered investment companies, and an investing fund may not be able to rely on the protections under the 1940 Act that are available to investors in registered investment companies.

There are often advance notice requirements and withdrawal windows that limit investors’ ability to readily redeem shares of a hedge fund. If a hedge fund were to engage in activity deemed inappropriate by a fund or pursue a different strategy than the fund was led to believe, the fund may not be able to withdraw its investment in a hedge fund promptly after a decision has been made to do so, causing the fund to incur a significant loss and adversely affect its total return.

Hedge funds are not required to provide periodic pricing or valuation information to investors, and such funds often engage in leveraging, short-selling, commodities investing, and other speculative investment practices that are not fully disclosed and may increase the risk of investment loss. Their underlying holdings and investment strategies are not as transparent to investors or typically as diversified as those of traditional mutual funds; therefore, an investing fund is unable to look through to the hedge fund’s underlying investments in determining compliance with its own investment restrictions.

For the various reasons cited above, investments in a hedge fund are generally considered illiquid by an investing fund. Valuations of illiquid investments involve various judgments and consideration of factors that may be subjective, and there is a risk that inaccurate valuations of hedge fund positions could adversely affect the stated value of the fund. Fund investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the fund’s net assets, which, in turn, would affect amounts paid on redemptions of fund shares if the judgments made regarding appropriate valuations should be proven incorrect. If the net asset value of a fund is not accurate, purchasing or redeeming shareholders may pay or receive too little or too much for their shares and the interests of remaining shareholders may become overvalued or diluted.

Money Market Funds

Determination of Maturity of Money Market Securities

The funds may only purchase securities that, at the time of investment, have remaining maturities of 397 calendar days or less or adjustable rate government securities that may have maturities longer than 397 calendar days but have interest rate resets within 397 calendar days. The other funds may also purchase money market securities. In determining the maturity of money market securities, funds will follow the provisions of Rule 2a-7 under the 1940 Act.

Eligible Money Market Securities Defined

Under Rule 2a-7, money market funds are required to invest only in eligible securities, as defined in Rule 2a-7. An eligible security is a security that (i) is issued by a registered investment company that is a money market fund, (ii) is a government security, and/or (iii) has a remaining maturity of 397 calendar days or less and has been determined by the fund’s Board (or its delegate) to present minimal credit risks to the fund. The credit risk determination must include an analysis of the capacity of the security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations. In doing so, the analysis must include, to the extent appropriate, consideration of:

(a) the security’s issuer’s or guarantor’s financial condition;

(b) the security’s issuer’s or guarantor’s sources of liquidity;

(c) the security’s issuer’s or guarantor’s ability to react to future market-wide and issuer- or guarantor-specific events, including ability to repay debt in a highly adverse situation; and

(d) the strength of the issuer’s or guarantor’s industry within the economy and relative to economic trends, and the issuer’s or guarantor’s competitive position within its industry.

The credit risk analysis may include additional factors that may be relevant in evaluating certain specific asset types, as described in Rule 2a-7.

DERIVATIVES

The funds may use derivatives whose characteristics are consistent with the funds’ investment programs. In the future, a fund may employ instruments and strategies that are not presently contemplated, but that may be subsequently developed, to the extent such investment methods are consistent with the fund’s investment objectives and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

A derivative is a financial instrument that has a value based on—or “derived from”—the value of other assets, reference rates, or indexes. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates, and various domestic and foreign indexes. The main types of derivatives are futures, options, forward contracts, and swaps. Derivatives are entered into or traded on the OTC market. Exchange-traded derivatives are traded via specialized derivatives exchanges, securities exchanges, or both. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract.

The funds may use derivatives for a variety of purposes and may use them to establish both long and short positions within the portfolio. Potential uses include, but are not limited to, the following: adjusting duration; managing or establishing exposure to interest rates, cash market securities, currency exchange rates, or credit quality; investing in broad segments of the market or certain asset classes with greater efficiency and at a lower cost than is possible through direct investment; enhancing income; improving risk-adjusted returns; expressing positive or negative views on a particular issuer, country, or currency; and managing cash flows into and out of a fund and maintaining liquidity while remaining invested in the market. The funds may use derivatives to take a short position in a currency, which allows a fund to sell a currency in excess of the value of its holdings denominated in that currency or to sell a currency even if it does not hold any assets denominated in the currency. The funds may also use derivatives to take short positions with respect to their exposure to a particular issuer, country, or market. For example, a fund could sell futures contracts on a particular index where the value of the futures contract exceeds the value of the bonds or stocks represented in the index that are held by the fund, or the fund could sell futures or enter into interest rate swaps with respect to a particular bond market without owning any bonds in that market.

Each fund may use derivatives for hedging and risk management purposes. Hedging is a strategy in which a derivative is used to offset or mitigate risks associated with other fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements.

There can be no assurance that a fund’s hedging strategies will be effective. No fund is required to engage in hedging transactions. While derivatives may be used to help offset the risks of other positions and exposures within the portfolio, some funds may also use derivatives for speculative purposes, such as seeking to achieve gains or enhance returns, rather than offsetting the risk of other positions. When a fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes require payments in addition to the derivative’s original cost.

From time to time, a single order to purchase or sell derivatives (e.g., a futures contract or option thereon) may be made on behalf of a fund and other Price Funds and allocated by the manager across the various funds. Such aggregated orders would be allocated among the fund and the other Price Funds in a manner that is consistent with the allocation policy for the funds, which seeks to make such allocations in a fair and nondiscriminatory manner over time.

Risk Factors in Derivatives

Derivatives can be volatile, have lower overall liquidity, involve a higher risk of loss than other investment instruments, and involve significant risks, including:

• Correlation Risk Changes in the value of a derivative will not match the changes in the value of its reference asset or the portfolio holdings that are being hedged or of the particular market or security to which the fund seeks exposure.

• Counterparty Risks Certain OTC derivatives are subject to counterparty risk, whereas the risk of default for exchange-traded derivatives is assumed by the exchange’s clearinghouse and its member firms. Counterparty risk is the risk that a party to an OTC derivative contract may fail to perform or be legally unable to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, the failure of the counterparty to make required payments or comply with the terms of the contract, and other reasons affecting the counterparty, such as changes in law and imposition of currency controls. In the event of insolvency of the counterparty, a fund may be unable to liquidate, settle, or transfer a derivatives position. Because derivatives traded in OTC markets are not guaranteed by an exchange or, in most cases, a clearing corporation and may not, in some cases, require the counterparty to post margin to the fund to secure its obligations (although margin will generally be required), to the extent that a fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Price Funds attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the fund with a third-party guaranty or other credit enhancement or margin that is held at the custodian for the Price Funds (or at the futures commodity merchant for futures contracts).

• Credit Event Risks The counterparty in a derivative transaction may be unable to honor its financial obligation to a fund, or the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

• Currency Risks For certain types of currency-related derivatives, changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment and could cause losses on the investment.

• Hedging Risks A fund’s hedging techniques may not result in the anticipated results. When using derivatives for hedging and risk management purposes, losses on other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. There is also a risk of loss by a fund of margin deposits or collateral posted by the fund to the counterparty in the event of bankruptcy of a counterparty with which the fund has an open position. There can be no assurance that a fund’s hedging strategies will be effective.

• Leverage Risks Certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) involve the risk that relatively small market movements may result in large changes in the value of an investment. Certain derivatives and trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

• Illiquidity Risk Derivative positions may be (or become) difficult or impossible to exit at the time that the fund would like or at a price that the fund believes the derivative is currently worth.

• Index Risk If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a fund could receive lower interest payments or experience a reduction in the value of the derivative below the level that the fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Regulatory Risk New regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (Rule 18f-4). The funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

• Valuation Risk Derivatives that are not traded on an exchange may not have a widely agreed-upon valuation. In addition, some derivatives may be customized for the fund and may include complex features; thus, without comparable instruments to compare for pricing purposes, they may be difficult to value.

Options

Options are a type of potentially high-risk derivative. The funds may buy or sell listed options on securities, futures, swaps, and commodities, also known as exchange-traded options, as well as buy from or sell options to counterparties, including dealers, which are known as OTC options.

Writing Call Options A call option gives the holder (buyer) the right to purchase, and the writer (seller) the obligation to sell a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time prior to the expiration date (American style). Options may be settled physically, meaning that the writer or seller must deliver the referenced securities, currency, or commodities to the buyer in exchange for the exercise price, or options may be cash settled, which means that the writer or seller must deliver to the buyer cash equal to the difference between the referenced price level of the security, currency, or commodity and the exercise price. The funds are authorized to write covered call options on the securities or instruments in which they may invest. A covered call option is an option in which a fund, in return for a premium, gives another party a right to buy specified instruments owned by the fund at (or by) a specified future date and price set at the time of the contract. The principal reason for writing covered call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized by only owning the underlying asset. By writing covered call options, a fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a fund’s ability to sell the underlying security will be limited while the option is in effect unless the fund enters into a closing purchase transaction or the option is cash settled. A closing purchase transaction cancels out a fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Unlike owning securities, currencies, or other commodities that are not subject to an option, the funds have no control over when they may be required to sell the underlying securities, currencies, or commodities, since they may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option a fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, currency, or commodity during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

A fund is also permitted to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the fund provided that at the time the call is written, the fund covers the call with an equivalent dollar value of deliverable securities or liquid assets. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each transaction, a fund will determine daily an amount of cash, liquid assets, or other suitable cover (such as owning an offsetting derivative position) as permitted by the SEC, equal to the market value of the options contract (less any related margin deposits) to cover the position. Such segregation will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation will not limit the fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a fund that can act as a partial hedge.

Uncovered calls have speculative characteristics and the potential for loss by the writer of the option is unlimited. When an uncovered call is exercised, a fund must purchase the underlying security or currency to meet its call obligation. There is also a risk, especially with respect to call options written on preferred and debt securities with lower overall liquidity, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a fund will lose the difference.

Index options are option contracts in which the underlying value is based on the value of a particular securities index. As the seller of an index call option, the fund receives a premium from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) by the expiration date of the option. If the purchaser does not exercise the option, the fund retains the premium. If the purchaser exercises the option, the fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price, and the value of the index determine the gain or loss realized by the fund as the seller of the index call option. The fund can also repurchase the call option prior to the expiration date, thereby ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the fund.

The premium received represents the market value of an option. The premium the funds will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the funds for writing covered call options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset values per share of the funds are computed (close of the New York Stock Exchange (NYSE), normally 4 p.m. ET) or, in the absence of such sale, the mean of closing bid and ask prices. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the funds to write another call option on the underlying security or currency with either a different exercise price, expiration date, or both. If the funds desire to sell a particular security or currency from their portfolios on which they have written a call option or purchased a put option, they will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the funds will be able to effect such closing transactions at favorable prices. If the funds cannot enter into such a transaction, they may be required to hold a security or currency that they might otherwise have sold. This could result in higher transaction costs. The funds will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the funds may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from their portfolios. In such cases, additional costs may be incurred.

The funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the funds.

Writing Put Options A put option gives the purchaser of the option the right to sell and the writer (seller) the obligation to buy the underlying security, currency, or index at the exercise price during the option period (American style) or at the expiration of the option (European style). As long as the obligation of the writer (i.e., the fund) continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the fund to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

Each fund has authority to write put options on the types of securities or instruments that may be held by the fund. A fund will receive a premium for writing a put option, which increases the fund’s return.

A fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the fund’s portfolios at a price lower than the current market price of the security or currency. In such circumstances, the funds would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price, less the premiums received. Such a decline could be substantial and result in a significant loss to the fund. In addition, because the fund does not own the specific securities or currencies which it may be required to purchase in exercise of the put, it cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

The funds are also authorized to write (i.e., sell) uncovered put options on instruments in which they may invest but the fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker-dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A fund has the obligation to buy the securities or instruments at an agreed-upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a fund will segregate unencumbered liquid assets with a value at least equal to the fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that a fund has assets available to satisfy its obligations with respect to the transaction. Such segregation will not limit the fund’s exposure to loss.

The premium received by the funds for writing put options will be recorded as a liability of the funds. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price on its primary exchange at the time at which the net asset value per share of the funds is computed (close of the NYSE, normally 4 p.m. ET), or, in the absence of such sale, the mean of the closing bid and ask prices.

Purchasing Put Options The funds may purchase American or European style put options. As the holder of a put option, the funds have the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The funds may purchase a put option on an underlying security or currency (a “protective put”) owned by the funds as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the funds, as holder of the put option, are able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security’s market price or currency’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The funds may also purchase put options at a time when they do not own the underlying security or currency. By purchasing put options on a security or currency they do not own, the funds seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the funds will lose their entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

Purchasing Call Options The funds may purchase American or European style call options. As the holder of a call option, the funds have the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The funds may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

Call options may be purchased by the funds for the purpose of acquiring the underlying securities or currencies for their portfolios. Utilized in this fashion, the purchase of call options enables the funds to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the funds when seeking to purchase a large block of securities or currencies that would be difficult to acquire by direct market purchases. As long as a fund holds such a call option, rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The funds may also purchase call options on underlying securities or currencies they own in order to protect unrealized gains on call options previously written by them. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

The funds may engage in transactions involving dealer (OTC) options. Certain risks, including credit risk and counterparty risk, are specific to dealer options. While the funds would look to a clearing corporation to exercise exchange-traded options, if the funds were to purchase a dealer option, they would rely primarily on the dealer from whom they purchased the option to perform if the option were exercised. Failure by the dealer to do so could result in the loss of the premium paid by the funds as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market, while dealer options could have less or no liquidity. Consequently, the funds will generally be able to realize the value of a dealer option they have purchased only by exercising it or reselling it to the dealer who issued it. Under certain conditions, the funds may also be able to resell or assign a purchased dealer option to another dealer on substantially the same terms. Similarly, when the funds write a dealer option, unless they can assign the option to another dealer, they generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the funds originally wrote the option. While the funds will seek to enter into dealer options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the funds, there can be no assurance that the dealers will consent to the closing transaction nor is it assured that the funds will realize a favorable price. Until a fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, they will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the counterparty, the funds may be unable to liquidate a dealer option. With respect to options written by the funds, the inability to enter into a closing transaction may result in material losses to the funds.

The funds may consider OTC options to be liquid holdings; however, any OTC options that cannot be unwound, reassigned, or sold within seven days may be considered to be illiquid. The funds may treat the cover used for written OTC options as liquid if the dealer agrees that the funds may repurchase the OTC option they have written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Special Risks Associated With Options There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on an exchange may be absent for reasons that include the following: There may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Contracts

The funds may enter into futures contracts involving indexes, interest rates, commodities, currencies, and other reference assets (“futures” or “futures contracts”). Futures contracts are a type of potentially high-risk derivative. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained during the term of the contract. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. Futures may involve substantial leverage risk.

The funds will enter into futures contracts that are traded on national (or foreign) futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC). Although techniques other than the sale and purchase of futures contracts could be used as an alternative to futures contracts, futures contracts are effective and relatively low cost.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds’ open positions in futures contracts, the funds would be required to deposit in a segregated account with the clearing broker for the futures contract an amount of cash or liquid assets known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the clearing broker will require a payment by the funds (variation margin) to restore the margin account to the amount of the initial margin.

Subsequent payments (mark-to-market payments) to and from the futures clearing broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the clearing broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the clearing broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice, most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the “delivery month”) by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

The funds may invest in futures on indexes, such as stock and bond indexes. For example, a stock index assigns relative values to the common stocks included in the index and the index value fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is required when settling the futures obligation and no monetary amount is paid or received by a fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the fund. Any gain or loss is then realized by the fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction.

With respect to a futures contract that is settled with an exchange of cash payments, a fund will cover (and mark-to-market on a daily basis) with liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the variation margin of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. Alternatively, the fund may cover its position in a long future by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the fund. A position in a short future may be covered by purchasing a call option on the same futures contract with a strike price no higher than the futures contract. For asset segregation purposes, physically settled futures contracts (and written options on such contracts) will be treated like cash settled futures contracts when a fund has entered into a contractual arrangement with a futures commission merchant or other counterparty to off-set the fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

It is possible that hedging activities of funds investing in municipal securities will occur through the use of U.S. Treasury bond futures.

Special Risks of Transactions in Futures The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors; and (e) the risk of loss in the event of bankruptcy of its futures commission merchant.

In addition, the funds are subject to “fellow-customer risk,” which is the risk that one or more customers of a futures commission merchant will default on their obligations and that the resulting losses will be so great that the futures commission merchant will default on its obligations and that margin posted by one customer will be used to cover a loss caused by a different customer.

There are rules that generally prohibit the use of one customer’s funds to meet the obligations of another customer and that limit the ability to use customer margin posted by non-defaulting customers to satisfy losses caused by defaulting customers by requiring the futures commission merchant to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before other customers would be exposed to fellow-customer risk, these rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud, or other causes. If the loss is so great that, notwithstanding the application of the futures commission merchant’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the futures commission merchant could default and be placed into bankruptcy. In these circumstances, the Bankruptcy Code provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another futures commission merchant more difficult.

Options on Futures

Options on futures are similar to options on underlying instruments, except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid. Options on futures contracts are valued daily at the last sale price on its primary exchange at the time at which the net asset value per share of the funds are computed (close of the NYSE, normally at 4 p.m. ET), or, in the absence of such sale, the mean of closing bid and ask prices.

Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (e.g., the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared with either the futures contract upon which it is based or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared with the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

Foreign Futures and Options

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery, and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the funds trade foreign futures or foreign options contracts, they may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, proceeds derived from foreign futures or foreign options transactions may not be provided the same protections as proceeds derived from transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the funds’ orders are placed and the time they are liquidated, offset, or exercised.

Swap Agreements

The funds may enter into swap agreements with respect to securities, futures, currencies, indices, commodities, and other instruments.

Swap agreements are typically two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard bilateral swap transaction, two parties agree on the terms to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined index, currency or other investment. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a notional amount, i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a particular security or basket of securities representing a particular index.

The funds may enter into swap agreements on either a bilateral basis or a cleared basis. In bilateral swap transactions, all aspects of an agreed trade are dealt with directly between the transacting parties and set forth in the agreements between the parties. Each party takes on the risk, known as counterparty risk, that the other party may default at some time during the life of the contract. Collateral for bilateral agreements is exchanged but subject to negotiations between the counterparties. With centralized clearing, the original buyer and seller of a contract are no longer counterparties to each other. The central clearinghouse becomes the buyer to every seller and the seller to every buyer. These trades require daily settlements of margin to act as collateral to mitigate counterparty risk.

For centrally cleared swaps, the funds will maintain sufficient liquid assets to satisfy any unsettled variation margin payable; however, for bilateral OTC swaps, the funds will maintain sufficient liquid assets to meet the swaps, confirmed settlement method (i.e., physical settlement or cash settlement). For cash settled swaps, the funds will maintain sufficient liquid assets to satisfy any unsettled variation margin payable. For long physically settled swap positions, the funds will generally maintain sufficient liquid assets to cover future payment obligations; however, for short physically settled contracts, the funds will maintain sufficient liquid assets to cover the notional amount. For example; when trading credit default swaps, a fund will maintain sufficient coverage for the full notional amount of the credit default swap when it sells credit default swap protection; however, when buying credit default swap protection, the fund will maintain sufficient liquid assets to satisfy its aggregate future payment obligations. The fund may net swap positions for purposes of asset coverage if the long and short positions have the same expiration date, reference obligation, and counterparty. The fund will net its obligations using notional amounts and will cover the net position with sufficient liquid assets.

The funds may also enter into options on swap agreements (swaptions) on the types of swaps listed above as well as swap forwards. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The funds may write (sell) and purchase put and call swaptions. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually in three to six months.

Special Risks of Swaps The use of swap agreements by the funds entails certain risks. Whether a swap agreement will be successful will depend on the adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated by the funds. Total return swaps could result in losses if the reference index, security, or other investments do not perform as anticipated by the funds. Credit default swaps could result in losses if the funds do not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

A fund will generally incur a greater degree of risk when it writes a swaption than when it purchases a swaption. When the fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a swaption, it will become obligated, upon exercise of the option, according to the terms of the underlying agreement.

Because swaps are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered illiquid. Moreover, the funds bear the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Swap agreements also bear the risk that a fund will not be able to meet it payment obligations to the counterparty. However, the funds will segregate liquid assets (as required by the SEC) in an amount equal to or greater than the market value of the fund’s liabilities under the swap agreement or the amount it would cost the fund initially to make an equivalent direct investment plus or minus any amount the fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the fund’s abilities to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Interest Rate Swaps, Caps and Floors In order to hedge the value of a fund’s portfolio against interest rate fluctuations or to enhance a fund’s income, a fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.

A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a fund may also invest in interest rate swaps to enhance income or to increase the fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). In an interest rate swap, a fund may exchange with another party their respective commitments to pay or receive interest, (e.g., an exchange of fixed rate payments for floating rate payments). For example, if a fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the fund from a reduction in yield due to falling interest rates and may permit the fund to enhance its income through the positive differential between one-week and one-year interest rates, but would preclude it from taking full advantage of rising interest rates.

A fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payment streams). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained pursuant to SEC and SEC staff positions.

If the interest rate swap transaction is entered into on other than a net basis, the full amount of a fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be maintained pursuant to SEC and SEC staff positions.

Typically the parties with which a fund will enter into interest rate transactions will be broker-dealers and other financial institutions. Certain classes of interest rate swaps are required to be cleared by Derivatives Clearing Organizations registered with the CFTC.

If there is a default by the counterparty to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. Caps and floors, however, have lower overall liquidity than swaps. Certain federal income tax requirements may limit a fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments Certain funds may enter into credit default swap agreements and similar agreements and may also buy other credit-linked derivatives. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a fund.

A fund may be either the buyer or seller in a credit default swap transaction. If a fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. There may also be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. When a fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Total Return Swap Agreements Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the fund thereunder. Swap agreements also bear the risk that the fund will not be able to meet its obligation to the counterparty. Generally, the fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained pursuant to SEC and SEC staff positions. If the total return swap transaction is entered into on other than a net basis, the full amount of the fund’s obligations will be accrued on a daily basis, and the full amount of the fund’s obligations will be segregated by the fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the fund initially to make an equivalent direct investment, plus or minus any amount the fund is obligated to pay or is to receive under the total return swap agreement.

There are other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Currency Derivatives

Currency derivatives are a type of potentially high-risk derivative. The funds may use currency derivatives for a variety of purposes, such as, but not limited to, settling trades in a foreign currency, attempting to protect a fund’s holdings from unfavorable changes in currency exchange rates, and various currency hedging techniques (e.g., gaining exposure to a currency expected to appreciate in value versus other currencies).

Foreign Exchange Transactions A fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies, and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign-dollar denominated securities owned by a fund, sold by a fund but not yet delivered, or committed or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the fund may also sell a call option that, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. Straddles of the type that may be used by a fund are considered to constitute hedging transactions. Certain funds have a fundamental investment restriction that restricts currency option strategies.

Forward Foreign Exchange Transactions Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position or, with respect to certain funds, to seek to enhance returns. A fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the fund has received or anticipates receiving a dividend or distribution. A fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the fund is denominated or by purchasing a currency in which the fund anticipates acquiring a portfolio position in the near future. A fund may also hedge portfolio positions through other types of currency derivatives. A fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaged in proxy hedging. A fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the fund has or to which the fund expects to have portfolio exposure. For example, a fund may hold both Canadian government bonds and Japanese government bonds, and T. Rowe Price may believe that Canadian dollars will deteriorate against Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar. Forward foreign exchange transactions involve substantial currency risk and also involve credit and illiquidity risk. A fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”).

Some of the forward foreign currency contracts entered into by the funds are classified as non-deliverable forwards (NDFs). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed-upon exchange rate and the spot rate at the time of settlement, for an agreed-upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Currency Futures A fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk and also involve leverage risk.

Currency Options A fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A fund may engage in transactions in options on currencies either on exchanges or OTC markets. Currency options involve substantial currency risk and may also involve credit, leverage, or illiquidity risk.

Currency Swaps In order to protect against currency fluctuations, a fund may enter into currency swaps. A fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the fund’s shares, the net asset value of the fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the fund’s hedging strategies will be ineffective. To the extent that a fund hedges against anticipated currency movements that do not occur, the fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell.

Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the fund of any profit potential or force the fund to cover its commitments for resale, if any, at the then-market price and could result in a loss to the fund.

It may not be possible for a fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period, and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Rights and Warrants

Rights and warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Rights and warrants differ from call options in that they are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying securities.

There are, of course, other types of securities that are or may become available that are similar to the foregoing, and the funds may invest in these securities.

Regulation of and Limitations on Derivatives

In accordance with the 1940 Act and various SEC and SEC staff interpretive positions, the fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments. If a derivative agreement contractually requires a fund to settle in cash, the fund will determine its daily obligation to the counterparty and will maintain sufficient liquid assets to cover that obligation. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a fund’s assets could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The CFTC’s rules limit the ability of a mutual fund to use commodity futures and options contracts, CFTC-regulated swaps and certain other derivatives (CFTC Derivatives) if its investment adviser does not register with the CFTC as a commodity pool operator (CPO) with respect to the fund. The Price Funds (except the Dynamic Credit and Multi-Strategy Total Return Funds) (the Exempt Price Funds) currently intend to normally execute their investment programs within the limits and exclusions prescribed by the CFTC’s rules by limiting their direct investments in CFTC Derivatives to the extent necessary for T. Rowe Price and its affiliates to claim exclusion from regulation as a CPO with respect to the Exempt Price Funds under CFTC Rule 4.5, as amended. To comply with the exclusion in accordance with Rule 4.5, each Exempt Price Fund will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests: (1) the aggregate initial margin deposits and premium required to establish positions in CFTC Derivatives do not exceed 5% of the liquidation value of such fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that they have entered into, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation; or (2) the aggregate net notional value of such fund’s positions in CFTC Derivatives does not exceed 100% of the liquidation value of such Exempt Price Fund’s portfolio, after taking into account unrealized profits and unrealized losses on such positions.

T. Rowe Price is currently registered with the CFTC as a CPO and a commodity trading advisor (CTA). While T. Rowe Price is registered as a CPO with respect to the Dynamic Credit and Multi-Strategy Total Return Funds, it relies on Rule 4.12(c)(3) with respect to such funds, which provides “harmonization” relief with respect to certain CFTC recordkeeping, reporting, and disclosure requirements. Price International is also registered with the CFTC as a CTA. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the funds would comply with such new restrictions. While T. Rowe Price continues to rely on the Rule 4.5 exclusion with respect to all other Price Funds, this may change in the future in the event one of the Price Funds engages in transactions that make Rule 4.5 no longer available for such fund. Compliance with additional CFTC regulatory requirements may increase the applicable fund’s expenses.

Federal Tax Treatment of Certain Derivatives

The funds may enter into certain derivative contracts, such as options, futures, forward foreign exchange contracts, and swaps, including options and futures on currencies. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the funds’ taxable years and any gains or losses will be recognized for tax purposes at that time. Section 1256 contracts include regulated futures contracts and certain broad-based index options traded on a qualified board or exchange, but generally exclude swaps. Gains or losses from a Section 1256 contract (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain (taxable at a maximum rate of 20%) or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though the funds may not have closed the transaction and received cash to pay such distributions.

Certain options, futures, forward foreign exchange contracts, and swaps, which offset another security in the fund, including options, futures, and forward exchange contracts on currencies, which offset a foreign dollar-denominated bond or currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred; rather, the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from options, futures, swaps, or forward foreign exchange contracts on currencies is qualifying income for purposes of the 90% requirement. The funds may also enter into swaps referencing commodities, commodity indices, or commodity exchange-traded funds. The income or gains from such commodity swaps may not be qualifying income for purposes of the 90% requirement.

Entering into certain options, futures, forward foreign exchange contracts, or swaps may result in a “constructive sale” of offsetting stocks or debt securities of the funds. In such a case, the funds will be required to realize gain, but not loss, on the deemed sale of such positions as if the position were sold on that date. The funds may also enter into short sales of securities directly or through the use of options. Any gains or losses from short sales are typically treated as short-term capital gains or losses, as the case may be. As a result, a fund’s ordinary dividends subject to ordinary income tax rates may be increased or decreased by such gains or losses.

For certain options, futures, forward foreign exchange contracts, or swaps, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. It is possible that new tax legislations and new IRS regulations could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

PORTFOLIO MANAGEMENT PRACTICES

Environmental, Social, and Governance Factors

The Price Advisers integrate environmental, social, and governance (ESG) factors into their investment research processes for certain funds, with a focus on the ESG factors considered most likely to have a material impact on the performance of the holdings in a fund’s portfolio. The funds’ analysts and portfolio managers have primary responsibility for integrating ESG considerations into investment decisions and are supported by a team of dedicated in-house ESG specialists. The ESG specialists have developed a proprietary research tool to establish a comprehensive process for evaluating ESG factors across investments, including a model that systematically and proactively screens and evaluates the responsible investing profile of companies and other issuers using multiple data sets from internal sources, company reports, and select third-party providers. The evaluation of ESG factors is unique for each asset class based on the relevant ESG characteristics and level of available data, and is highly dependent on the country, industry, company, and management of the investment being analyzed. However, there are certain asset classes (for example, U.S. Treasury securities and investments in other investment companies) where an ESG analysis is not relevant or not possible due to a lack of data. As a result, the particular factors considered with each investment in the research process will vary, but may include the following:

• Long-term environmental considerations, such as regulation and the availability and costs of raw materials, water, energy;

• A company’s incentive structure and how closely aligned it is with stated corporate strategy;

• Supply chain risks, work stoppages, and labor controversies;

• The quality and diversity of a company’s Board;

• The current and potential regulatory environment, particularly with respect to highly regulated industries or controversial situations; and

• The relative quality of a company’s disclosures, its degree of focus on investors’ interests, and its philosophy regarding stakeholder communications and engagement.

ESG considerations are embedded through various stages of the Price Advisers’ investment processes and across the Price Advisers’ research platforms, and senior management is responsible for overall oversight of ESG integration.

Lending of Portfolio Securities

Securities loans may be made by the funds to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit, or such other collateral as may be permitted under the funds’ investment programs. The collateral, in turn, is invested in short-term securities, including shares of a T. Rowe Price internal money market fund or short-term bond fund. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the reasonable interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program, and the agent receives a reasonable fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only if, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Borrowing and Lending

The Price Funds are parties to an interfund lending exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits them to borrow money from and/or lend money to other funds in the T. Rowe Price complex to help the funds meet short-term redemptions and liquidity needs. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of the Price Funds.

In addition, to help certain funds meet short-term redemptions and liquidity needs, the Floating Rate Fund, Floating Rate Multi-Sector Account Portfolio, and Institutional Floating Rate Fund, together with foreign investment funds managed by T. Rowe Price or an affiliate, have entered into a $1 billion committed line of credit facility administered by JPMorgan Chase Bank, N.A. (“JPMorgan”), with JPMorgan, BNY Mellon, Bank of America, Wells Fargo, Citibank, Goldman Sachs, Morgan Stanley, State Street Bank and Trust Company, Barclays Bank, Credit Suisse, HSBC Bank, Toronto-Dominion Bank, and Royal Bank of Canada as lenders pursuant to which the funds may borrow up to $850 million in order to provide them with temporary liquidity on a first-come, first-served basis. Interest is charged to a borrowing fund at a rate per annum equal to the Federal Funds Rate (plus applicable margin) where the Federal Funds Rate for any day equals the greatest of (a) the sum of (x) Daily Simple SOFR in effect on such day plus (y) 0.11448%, (b) the federal funds effective rate effective on such day, and (c) the overnight bank funding rate in effect on such day; provided, however, that notwithstanding the rate calculated in accordance with the foregoing, at no time shall the Federal Funds Rate be less than 0% per annum. A commitment fee, equal to 0.15% per annum of the average daily undrawn commitment, is allocated to the participating funds based on each fund’s relative net assets. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the “underlying security”) from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price’s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid investments. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) that the funds’ investment guidelines would allow them to purchase directly; (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing their rights. To the extent required by the 1940 Act, the funds will only enter into repurchase agreements that are fully collateralized, as defined by the 1940 Act.

Reverse Repurchase Agreements

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See “Investment Restrictions.”)

Cash Reserves

The funds may invest their cash reserves primarily in one or more money market funds or short-term bond funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price. Currently, two such money market funds are in operation and used for cash reserves management: the T. Rowe Price Government Reserve Fund and the T. Rowe Price Treasury Reserve Fund. In addition, two such short-term bond funds may be used for cash reserves management: the T. Rowe Price Short-Term Government Fund and the T. Rowe Price Short-Term Fund. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. Each of the four funds is a series of the T. Rowe Price Reserve Investment Funds, Inc. These funds were created and operate under an exemptive order issued by the SEC. Additional money market funds or short-term bond funds may be created in the future.

The Government Reserve Fund and Treasury Reserve Fund comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The Short-Term Government Fund and Short-Term Fund are short-term bond funds and are not regulated under Rule 2a-7 and do not use amortized cost in an effort to maintain a stable $1.00 share price. The Treasury Reserve Fund and Government Reserve Fund operate as government money market funds in accordance with Rule 2a-7.

The Government Reserve Fund, Short-Term Fund, Short-Term Government Fund, and Treasury Reserve Fund (TRP Cash Reserve Funds) provide an efficient means of managing the cash reserves of the Price Funds and investing collateral received by a fund in connection with securities lending activities. While none of the TRP Cash Reserve Funds pay an advisory fee to T. Rowe Price, each will incur other expenses. However, the TRP Cash Reserve Funds are expected by T. Rowe Price to operate at very low expense ratios. The Price Funds will only invest in the TRP Cash Reserve Funds to the extent consistent with their investment objectives and programs.

None of the funds are insured or guaranteed by the FDIC or any other government agency. Although the Government Reserve Fund and Treasury Reserve Fund seek to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in them.

Short Sales

Credit Opportunities, Dynamic Credit, Floating Rate, Global High Income Bond, High Yield, Institutional Floating Rate, Institutional High Yield, Multi-Strategy Total Return, and U.S. High Yield Funds

While most Price Funds are permitted to take short positions through various types of derivatives, these funds are also permitted to enter into short sales involving individual securities. Short sales are transactions in which the funds sell a security they do not already own, typically in anticipation of a decline in the market value of that security. Short sales are typically executed through a prime broker or in the absence of a primer broker relationship with the use of a repurchase agreement. In order to complete a short-sale transaction, the funds must borrow the security to make delivery to the buyer. The funds then are obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. Until the security is replaced, the funds are required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A fund secures its obligation to replace borrowed securities by also depositing collateral with the broker, usually in cash, U.S. government securities, or other liquid securities similar to those borrowed.

Until the funds replace a borrowed security in connection with a short sale, the funds will: (a) maintain daily a segregated account, containing cash, U.S. government securities, or other liquid securities as permitted by the SEC, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

The funds will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds will realize a gain if the security sold short declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends, or interest the funds may be required to pay in connection with a short sale. Any gain or loss on the security sold short would be separate from a gain or loss on the funds’ security being hedged by the short sale.

Credit Opportunities, Floating Rate, Global High Income Bond, High Yield, Institutional Floating Rate, Institutional High Yield, and U.S. High Yield Funds

For these funds, no securities will be sold short if, after the effect is given to any such short sale, the total market value of all securities sold short would exceed 2% of the value of the funds’ net assets.

Liquidity Risk Management Rule

Rule 22e-4 under the 1940 Act requires, among other things, open-end mutual funds (other than money market funds), such as the Price Funds, to adopt a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Such funds are also required to provide additional disclosures about a fund’s redemptions and liquidity risk. As required by the rule, the Price Funds implemented a liquidity risk management program (the “Liquidity Program”), pursuant to which each investment has been classified as “highly liquid,” “moderately liquid,” “less liquid,” or “illiquid” investment. The Board of each fund, including a majority of the independent directors, has appointed T. Rowe Price as the administrator of the Liquidity Program.

INVESTMENT RESTRICTIONS

Each Price Fund’s fundamental and operating policies are included below, although each Price Fund’s investments may be subject to further restrictions and operating policies described in its prospectus. Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds’ Boards without shareholder approval. Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Code, calculation of the funds’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds’ prospectuses or this SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the funds’ total assets will include investments made with cash received by the funds as collateral for securities loaned.

Fundamental Policies

As a matter of fundamental policy, the funds may not:

(1) (a) Borrowing (All Funds Except Dynamic Credit, Multi-Strategy Total Return, and Spectrum Funds) Borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law. In addition, the Target Date Funds may not, in any manner, transfer as collateral for indebtedness any securities owned by the fund except in connection with permissible borrowings, which in no event will exceed 33⅓% of the fund’s total assets valued at market;

(b) Borrowing (Dynamic Credit and Multi-Strategy Total Return Funds) Borrow money, except that the funds may (i) borrow from other Price Funds for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing or the creation or increase of leverage, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

(c) Borrowing (Spectrum Funds) Borrow money, except the funds may borrow from banks or other Price Funds as a temporary measure for extraordinary or emergency purposes, and then only in amounts not exceeding 30% of total assets valued at market. The funds will not borrow in order to increase income (leveraging), but only to facilitate redemption requests that might otherwise require untimely disposition of portfolio securities. Interest paid on any such borrowings will reduce net investment income. In addition, the funds may not, in any manner, transfer as collateral for indebtedness any securities owned by the fund except in connection with permissible borrowings, which in no event will exceed 30% of the fund’s total assets valued at market;

(2) (a) Commodities (All Funds Except Money Market Funds, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, Short-Term, and Short-Term Government Funds) Purchase or sell commodities, except to the extent permitted by applicable law;

(b) Commodities (Institutional Mid-Cap Equity Growth and Institutional Small-Cap Stock Funds) Purchase or sell physical commodities, except that the funds may enter into futures and options contracts thereon;

(c) Commodities (Money Market Funds, Short-Term, and Short-Term Government Funds) Purchase or sell commodities;

(3) (a) Industry Concentration (All Funds Except Cash Reserves, Emerging Europe, Equity Index 500, Extended Equity Market Index, Financial Services, Global Real Estate, Government Money, Health Sciences, International Equity Index, Mid-Cap Index, QM U.S. Bond Index, Real Estate, TRP Reserve Money, Small-Cap Index, Spectrum, Target Date, and Total Equity Market Index Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry;

(b) Industry Concentration (Emerging Europe, Financial Services, Global Real Estate, Health Sciences, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that (i) the Emerging Europe Fund may purchase the securities of any issuer if, as a result, no more than 35% of the fund’s net assets would be invested in any industry that accounts for more than 20% of the emerging European market as a whole, as measured by an index determined by T. Rowe Price to be an appropriate measure of the emerging European market (as defined in the fund’s prospectus); (ii) the Health Sciences Fund will invest more than 25% of its net assets in the health sciences industry as defined in the fund’s prospectus; (iii) the Financial Services Fund will invest more than 25% of its net assets in the financial services industry as defined in the fund’s prospectus; and (iv) the Global Real Estate and Real Estate Funds will invest more than 25% of their net assets in the real estate industry as defined in the funds’ prospectuses;

(c) Industry Concentration (Equity Index 500, Extended Equity Market Index, International Equity Index, Mid-Cap Index, QM U.S. Bond Index, Small-Cap Index, and Total Equity Market Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the fund’s net assets would be invested in the securities of issuers having their principal business activities in the same industry, except that the fund will invest more than 25% of the value of its net assets in issuers having their principal business activities in the same industry to the extent necessary to replicate the index that the fund uses as its benchmark as set forth in its prospectus;

(d) Industry Concentration (Cash Reserves, Government Money, and TRP Cash Reserve Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry, provided, however, that this limitation does not apply to securities of the banking industry including, but not limited to, certificates of deposit and banker’s acceptances;

(e) Industry Concentration (Spectrum Funds) Concentrate in any industry, except that the funds will concentrate (invest more than 25% of net assets) in the mutual fund industry;

(f) Industry Concentration (Funds-of-Funds) Concentrate in any industry, except that the funds will concentrate (invest more than 25% of net assets) in the mutual fund industry;

(4) (a) Loans (All Funds Except Spectrum and Target Date Funds) Make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;

(b) Loans (Spectrum and Target Date Funds) Make loans, although the funds may purchase money market securities and enter into repurchase agreements;

(5) Margin (Spectrum Funds) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

(6) Mortgaging (Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging, or hypothecating may not exceed 30% of the funds’ total assets, valued at market;

(7) (a) Percent Limit on Assets Invested in Any One Issuer (All Funds Except Africa & Middle East, Asia Opportunities, Blue Chip Growth, China Evolution Equity, Communications & Technology, Dynamic Credit, Dynamic Global Bond, Emerging Europe, Emerging Markets Bond, Emerging Markets Local Currency Bond, Emerging Markets Stock, Equity Index 500, Extended Equity Market Index, Financial Services, Georgia Tax-Free Bond, Global Consumer, Global Industrials, Global Real Estate, Global Technology, Growth Stock, Health Sciences, Institutional Emerging Markets Bond, Institutional Emerging Markets Equity, Institutional Large-Cap Core Growth, International Bond, International Bond Fund (USD Hedged), International Equity Index, Large-Cap Growth, Latin America, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, Mid-Cap Index Fund, New Asia, New Era, New Jersey Tax-Free Bond, New York Tax-Free Bond, Real Estate, Science & Technology, Small-Cap Index, Total Equity Market Index, Transition, and Virginia Tax-Free Bond Funds; and Emerging Markets Corporate Multi-Sector Account Portfolio and Emerging Markets Local Multi-Sector Account Portfolio) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies;

(b) Percent Limit on Assets Invested in Any One Issuer (Equity Index 500, Extended Equity Market Index, International Equity Index, Mid-Cap Index, Small-Cap Index and Total Equity Market Index Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies. However, the funds will exceed these limits to the extent necessary to replicate the index that each fund uses as its benchmark as set forth in its prospectus;

(c) Percent Limit on Share Ownership of Any One Issuer (All Funds Except Africa & Middle East, Asia Opportunities, Blue Chip Growth, China Evolution Equity, Communications & Technology, Dynamic Credit, Dynamic Global Bond, Emerging Europe, Emerging Markets Bond, Emerging Markets Local Currency Bond, Emerging Markets Stock, Equity Index 500, Extended Equity Market Index, Financial Services, Georgia Tax-Free Bond, Global Consumer, Global Industrials, Global Real Estate, Global Technology, Growth Stock, Health Sciences, Institutional Emerging Markets Bond, Institutional Emerging Markets Equity, Institutional Large-Cap Core Growth, International Bond, International Bond Fund (USD Hedged), International Equity Index, Large-Cap Growth, Latin America, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, Mid-Cap Index, New Asia, New Era, New Jersey Tax-Free Bond, New York Tax-Free Bond, Real Estate, Science & Technology, Small-Cap Index, Total Equity Market Index, Transition, and Virginia Tax-Free Bond Funds; and Emerging Markets Corporate Multi-Sector Account Portfolio and Emerging Markets Local Multi-Sector Account Portfolio) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies);

(d) Percent Limit on Assets Invested in Any One Issuer (Equity Index 500, Extended Equity Market Index, International Equity Index, Mid-Cap Index, Small-Cap Index and Total Equity Market Index Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies). However, the funds will exceed these limits to the extent necessary to replicate the index that each fund uses as its benchmark as set forth in its prospectus;

(8) (a) Real Estate (All Funds Except Spectrum and Target Date Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(b) Real Estate (Spectrum and Target Date Funds) Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (although the funds may purchase money market securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein);

(9) (a) Senior Securities (All Funds Except Spectrum Funds) Issue senior securities except in compliance with the 1940 Act;

(b) Senior Securities (Spectrum Funds) Issue senior securities;

(10) Short Sales (Spectrum Funds) Effect short sales of securities;

(11) Taxable Securities (State Tax-Free and Tax-Free Funds) During periods of normal market conditions, purchase any security if, as a result, less than 80% of the funds’ income would be exempt from federal and, if applicable, any state, city, or local income tax. Normally, the funds will not purchase a security if, as a result, more than 20% of the funds’ income could be derived from securities subject to the AMT;

(12) Underwriting Underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs;

(13) U.S. Treasury Securities (U.S. Treasury Money and Short-Term Government Funds) Invest less than 80% of its net assets in U.S. Treasury securities and repurchase agreements thereon.

NOTES

 The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

 Money Market Funds With respect to investment restriction (1), the funds have no current intention of engaging in any borrowing transactions.

With respect to investment restriction (1)(b), when borrowing from other Price Funds, the Multi-Strategy Total Return Fund may only (i) engage in derivatives transactions that involve unwinding or closing out existing derivatives contracts or (ii) enter into new derivatives contracts that serve as a full or partial offset of one or more existing derivatives contracts.

 With respect to investment restriction (3)(d), each of the Government Money, Government Reserve, and Treasury Reserve Funds invests its assets in the manner necessary to qualify as a “government money market fund” under Rule 2a-7 under the 1940 Act. Accordingly, each of the Government Money, Government Reserve, and Treasury Reserve Funds will not invest more than 25% of its net assets in the securities of the banking industry, including, but not limited to, certificates of deposit and banker’s acceptances, for as long as each fund intends to qualify as a “government money market fund.”

 Multi-Strategy Total Return Fund With respect to investment restriction 3(a), to the extent the fund invests in other Price Funds, the fund will look-through to any underlying Price Fund’s investments for purposes of determining the fund’s concentration in any particular industry. To the extent the fund invests in investment companies that are not Price Funds, the fund will consider those funds’ investments for purposes of determining the fund’s concentration in any industry as follows: if an unaffiliated fund that has a name suggesting it focuses its investments in a particular industry and a disclosed policy to invest at least 80% of its assets in that industry, or if the fund has a disclosed fundamental policy to concentrate its investments in a particular industry, the Multi-Strategy Total Return Fund will deem its investment in that fund to be invested in that industry (provided this approach is deemed by the Multi-Strategy Total Return Fund to be consistent with guidance from the SEC or its staff).

 All Funds Except Money Market Funds, Institutional Mid-Cap Equity Growth, Institutional Small-Cap Stock, Short-Term, and Short-Term Government Funds With respect to investment restriction (2), the funds may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments, but the funds may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the 1940 Act or other applicable law.

 Institutional Mid-Cap Equity Growth and Institutional Small-Cap Stock Funds With respect to investment restriction (2), the funds do not consider currency contracts to be commodities.

 All Funds Except Spectrum and Target Date Funds For purposes of investment restriction (3):

• U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. With respect to the tax-free funds, each fund has adopted an operating policy requiring investments in industrial development bonds supported principally by the assets or revenues of non-governmental users related to the same industry (such as solid waste, nuclear utility, or airlines) to be limited to 25% of the fund’s net assets. Bonds that are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

• With respect to the industry classifications, each fund will define industries according to any one or more widely recognized third-party providers and/or as defined by the investment adviser. The policy also will be interpreted to give broad authority to each fund as to how to classify issuers within or among industries.

 All Funds Except QM U.S. Bond Index and Summit Income Funds For purposes of investment restriction (5), the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

 All Funds For purposes of investment restriction (7), the funds will treat bonds that are refunded with escrowed U.S. government securities as U.S. government securities.

 Taxable Bond and Money Market Funds For purposes of investment restriction (7), the funds will consider a repurchase agreement fully collateralized with U.S. government securities to be U.S. government securities.

 With respect to investment restrictions (1) and (9), under the 1940 Act, open-end investment companies (such as the Price Funds) can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the investment company must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to satisfy the 300% requirement. Any borrowings by a Price Fund from a bank and transactions by a Price Fund that may be considered to result in the issuance of a senior security will comply with the requirements of the 1940 Act, including any interpretations of the 1940 Act by the SEC or the SEC staff. In addition, any transactions involving reverse repurchase agreements will be covered in accordance with the 1940 Act and applicable SEC guidance. Any borrowings from other Price Funds will comply with the terms and conditions of the Price Funds’ interfund lending exemptive order.

 For purposes of investment restriction (11), the funds measure the amount of their income from taxable securities, including AMT securities, over the course of the funds’ taxable year.

Operating Policies

As a matter of operating policy, the funds may not:

(1) (a) Borrowing (All Funds Except Global Allocation Fund) Purchase additional securities when money borrowed exceeds 5% of its total assets.

(b) Borrowing (All Funds Except Global Allocation and Multi-Strategy Total Return Funds) Transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33⅓% of its total assets.

(2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control.

(3) Forward Currency Contracts (RDFs and Spectrum Funds) Purchase forward currency contracts, although the funds reserve the right to do so in the future.

(4) Illiquid Investment Acquire an illiquid investment if, immediately after the acquisition, the fund would have invested more than 15% of its net assets (10% of its net assets for Spectrum Funds and 5% of its total assets for Money Market Funds) in such investments.

(5) (a) Investment Companies (All Funds Except Spectrum, Target Date, and TRP Cash Reserve Funds) Purchase securities of open-end or closed-end investment companies except (i) securities of the TRP Reserve Funds; (ii) securities of other Price Funds; (iii) in the case of the Money Market Funds, only securities of other money market funds; or (iv) otherwise consistent with the 1940 Act.

(b) Investment Companies (TRP Cash Reserve Funds) Invest in, or purchase shares of, any registered open-end investment companies or registered unit investment trusts.

(6) Margin (All Funds Except Spectrum Funds) Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments.

(7) Mortgaging (All Funds Except Spectrum Funds) Mortgage, pledge, hypothecate, or, in any manner, transfer any security owned by the funds as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments, and then such mortgaging, pledging, or hypothecating may not exceed 33⅓% of the funds’ total assets at the time of borrowing or investment.

(8) Oil and Gas Programs Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the funds would be invested in such programs.

(9) (a) Short Sales (All Funds Except Credit Opportunities, Floating Rate, Global High Income Bond, High Yield, Institutional Floating Rate, Institutional High Yield, and U.S. High Yield Funds) Effect short sales of securities.

(b) Short Sales (Credit Opportunities, Floating Rate, Global High Income Bond, High Yield, Institutional Floating Rate, Institutional High Yield, and U.S. High Yield Funds) Effect short sales of securities, unless the total market value of all securities sold short do not exceed 2% of the fund’s net assets (any short positions established through derivatives are not subject to this limit).

(10) Warrants (All Funds Except Dynamic Credit and Multi-Strategy Total Return Funds) Invest in warrants if, as a result, more than 10% of the value of the fund’s net assets would be invested in warrants, provided that, the Money, State Tax-Free, Tax-Free, and Summit Municipal Funds will not invest in warrants.

(11) Commodities (Real Assets Fund) Purchase or sell physical commodities, although the fund reserves the right to do so in the future.

(12) (a) Asset- and Mortgage-Backed Securities (Investment-Grade Corporate Multi-Sector Account Portfolio) Invest in asset-backed securities (other than mortgage-backed securities) if, as a result, more than 5% of the fund’s total assets would be invested in asset-backed securities. The fund will not invest in mortgage-backed securities.

(b) Asset- and Mortgage-Backed Securities (Multi-Strategy Total Return Fund) Invest in asset-backed securities (other than mortgage-backed securities) if, as a result, more than 20% of the fund’s total assets would be invested in such instruments. The fund’s investment in asset-backed and mortgage-backed securities rated below investments-grade are limited to 10% of its net assets.

(c) Asset- and Mortgage-Backed Securities (Dynamic Global Bond, Global Multi-Sector Bond, and GNMA Funds) Invest in asset-backed securities (other than mortgage-backed securities) if, as a result, more than 20% of the fund’s total assets would be invested in such instruments.

(d) Asset- and Mortgage-Backed Securities (Capital Appreciation, Floating Rate, High Yield, Institutional Floating Rate, Institutional High Yield, Institutional Long Duration Credit, and U.S. High Yield Funds; and Floating Rate Multi-Sector Account Portfolio) Invest in securitized instruments, including mortgage- and asset- backed securities, if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

(e) Commercial Mortgage-Backed Securities (Global Multi-Sector Bond Fund) Invest in commercial mortgage-backed securities if, as a result, more than 20% of its nets assets would be invested in commercial mortgage-backed securities.

(f) Mortgage-Backed Securities (Balanced Fund) Invest in mortgage-backed securities if, as a result, more than 20% of its total assets would be investing in mortgage-backed securities, including up to 10% in stripped mortgage securities.

(g) Mortgage-Backed Securities (Multi-Strategy Total Return and Dynamic Global Bond Funds) Invest in non-agency issued mortgage-backed securities if, as a result, more than 25% of the fund’s net assets would be invested in such instruments.

(h) Mortgage-Backed Securities (Total Return Fund) Invest in privately issued mortgage-backed securities if, as a result, more than 25% of the fund’s total assets would be invested in such instruments.

(i) Mortgage-Backed Securities (Global Multi-Sector Bond Fund) Invest in mortgage-backed securities (other than commercial mortgage-backed securities) if, as a result, more than 40% of its net assets would be invested in such instruments.

(j) Stripped Mortgage Securities (Dynamic Global Bond, Global Allocation, Global Multi-Sector Bond, GNMA, Inflation Protected, New Income, Short-Term Bond, Spectrum Conservative Allocation, Spectrum Moderate Allocation, Spectrum Moderate Growth Allocation, Ultra Short-Term Bond, U.S. Treasury Intermediate Index, and U.S. Treasury Long-Term Index Funds; and Mortgage-Backed Securities Multi-Sector Account Portfolio) Invest in stripped mortgage securities if, as a result, more than 10% of its total assets would be invested in such instruments.

(13) (a) Loan Participation and Assignments (Dynamic Global Bond, Emerging Markets Bond, Emerging Markets Local Currency Bond, Institutional Emerging Markets Bond, and U.S. High Yield Funds; Emerging Markets Corporate Multi-Sector Account Portfolio) Invest in bank loans (including loan participations and assignments) if, as a result, more than 20% of the fund’s total assets would be invested in such instruments.

(b) Loan Participations and Assignments (Balanced, Emerging Market Corporate Bond, Global Allocation, Global High Income Bond, International Bond, and International Bond (USD Hedged) Funds, and Spectrum II Funds) Invest in bank loans (including loan participations and assignments) if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

(14) (a) Debt Instruments and Loans (Global Industrials Fund) Invest in debt instruments and loans if, as a result, more than 15% of the fund’s total assets would be invested in such instruments. The fund’s investments in convertible securities are not subject to this limit.

(b) Debt Instruments and Loans (Global Consumer Fund) Invest in debt instruments and loans if, as a result, more than 10% of the fund’s total assets would be invested in such instruments. The fund’s investments in convertible securities are not subject to this limit.

(c) Fixed Income Senior Securities (Balanced Fund) Invest less than 25% of its total assets in fixed income senior securities, which are securities that rank above equity securities of the same issuer in the event of the issuer’s bankruptcy or liquidation. Fixed income senior securities may include investments in money market securities and shares of other fixed income and money market mutual funds.

(15) (a) Below Investment-Grade Instruments (Africa & Middle East, Balanced, Blue Chip Growth, Communications & Technology, Dividend Growth, Emerging Europe, Emerging Markets Discovery Stock, Emerging Markets Stock, Equity Income, Global Growth Stock, Global Real Estate, Global Stock, Global Technology, Global Value Equity, Institutional Emerging Markets Equity, Institutional International Disciplined Equity, Institutional Large-Cap Core Growth, Institutional Small-Cap Stock, International Disciplined Equity, International Discovery, Large-Cap Value, Latin America, Mid-Cap Value, New Asia, New Era, New Horizons, Real Assets, Real Estate, Small-Cap Stock, Small-Cap Value, Tax-Free Short-Intermediate, U.S. Equity Research, U.S. Large-Cap Core, and Value Funds) Invest in below-investment grade instruments if, as a result, more than 10% of the fund’s total assets would be invested in such instruments. The fund’s investments in convertible securities are not subject to this limit.

(b) Below Investment-Grade Debt Instruments (Spectrum Conservative Allocation, Spectrum Moderate Allocation, and Spectrum Moderate Growth Allocation Funds) Invest in below investment-grade instruments if, as a result, more than 25% of the fund’s total assets would be invested in such instruments. Any investments in convertible securities are not subject to this limit.

(16) Defaulted Bonds (Intermediate Tax-Free High Yield and Tax-Free High Yield Funds) Invest in bonds in default if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

(17) (a) Equity Securities (Global Multi-Sector Bond, Inflation Protected Bond, International Bond, International Bond (USD Hedged), and Total Return Funds; and Floating Rate, Emerging Markets Corporate, Emerging Markets Local, and Investment-Grade Corporate Multi-Sector Account Portfolios) Under normal conditions, directly purchase common stocks; however, the funds may occasionally hold shares of common stock that were received through a reorganization, restructuring, exercise, exchange, conversion, or similar action. Any shares of common stock that are received through a reorganization, restructuring, exercise, exchange, conversion, or similar action will be sold within a reasonable timeframe taking into consideration market conditions and any legal restrictions.

(b) Equity Securities (Emerging Markets Bond, Emerging Markets Local Currency Bond, and Institutional Emerging Markets Bond Funds) Invest in various types of equity securities and securities that are convertible into, or which carry warrants for, common stocks or other equity securities if, as a result, more than 10% of the fund’s total assets would be invested in such securities. However, the fund will not directly purchase common stock if it already holds more than 5% of its total assets in common stocks. Any shares of common stock that are received through a reorganization, restructuring, exercise, exchange, conversion, or similar action that cause the fund to hold more than 5% of its total assets in common stocks will be sold within a reasonable timeframe taking into consideration market conditions and any legal restrictions.

(c) Equity Securities (Floating Rate, High Yield, Institutional High Yield, Institutional Floating Rate, and U.S. High Yield Funds) Invest in equity securities, including common and preferred stocks and securities that are convertible into, or which carry warrants for, common stocks or other equity securities if, as a result, more than 20% of the fund’s net assets would be invested in such securities.

(d) Equity Securities (Dynamic Global Bond and Global High Income Funds) Invest in stocks, warrants, and other equity securities if, as a result, more than 5% of the fund’s total assets would be invested in such securities. Investments in convertible securities and contingent capital securities are not subject to this limit.

(e) Equity Securities (Summit Municipal Income and Summit Municipal Intermediate Funds) Purchase shares of common stock issued by operating companies, although the fund may occasionally purchase equity securities or securities convertible into equity securities, including equity securities issued by investment companies consistent with the fund’s investment strategies.

(f) Equity Securities (State Tax-Free and Tax-Free Funds) Purchase any equity security or security convertible into an equity security, provided that the funds (other than the Money Market Funds) may invest up to 10% of total assets in equity securities that pay tax-exempt dividends and that are otherwise consistent with the funds’ investment objectives and, further provided, that Money Market Funds may invest up to 10% of total assets in equity securities of other tax-free open-end money market funds.

(18) (a) Convertible Securities and Warrants (Inflation Protected Bond and New Income Funds; and High Yield Multi-Sector Account Portfolio) Invest in preferred stocks and securities that are convertible into, or that carry warrants for, common stocks or other equity securities if, as a result, more than 20% of the fund’s total assets would be invested in such securities.

(b) Convertible Securities and Warrants (Institutional Long Duration Credit, International Bond, International Bond (USD Hedged), and Total Return Funds; and Floating Rate and Investment-Grade Corporate Multi-Sector Account Portfolios) Invest in preferred stocks and securities that are convertible into, or that carry warrants for, common stocks or other equity securities if, as a result, more than 10% of the fund’s total assets would be invested in such securities.

(19) (a) Currency Derivatives (Floating Rate, High Yield, Inflation Protected Bond, Institutional Floating Rate, Institutional High Yield, Limited Duration Inflation Focused Bond, New Income, Total Return, and U.S. High Yield Funds; and Floating Rate and High Yield Multi-Sector Account Portfolios) Commit more than 20% of its total assets to any combination of currency derivatives.

(b) Currency Derivatives (Credit Opportunities Fund) Commit more than 50% of its total assets to any combination of currency derivatives.

(c) Currency Derivatives (Balanced, Corporate Income, Institutional Long Duration Credit, Spectrum II, and Short-Term Bond Funds; and Mortgage-Backed Securities Multi-Sector Account Portfolio) Commit more than 10% of its total assets to any combination of currency derivatives.

(20) Participation Notes (Asia Opportunities, China Evolution Equities, Emerging Europe, Emerging Markets Stock, Emerging Markets Discovery Stock, European Stock, Global Allocation, Global Growth Stock, Global Stock, Global Value Equity, Institutional International Disciplined Equity, International Disciplined Equity, International Discovery, Institutional Emerging Markets Equity, International Value Equity, International Stock, Japan, Latin America, New Asia, Overseas Stock, QM Global Equity, and Real Assets Funds) Invest in participation notes (“P-Notes”) if, as a result, more than 20% of the fund’s total assets would be invested in such instruments.

(21) Residual Interest Securities (California Tax-Free Bond, Georgia Tax-Free Bond, Intermediate Tax-Free High Yield, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, New Jersey Tax-Free Bond, New York Tax-Free Bond, Tax-Free High Yield, Tax-Free Income, Tax-Free Short-Intermediate, Summit Municipal Intermediate, and Virginia Tax-Free Bond Funds) Invest in residual securities if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

(22) Structured Notes (Real Assets Fund) Invest in structured notes if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

(23) Trade Claims (Credit Opportunities, Floating Rate, Global High Income Bond, High Yield, Institutional Floating Rate, Institutional High Yield, and U.S. High Yield Funds) Invest in trade claims if, as a result, more than 10% of the fund’s total assets would be invested in such instruments.

(24) Single Issuer (Short-Term Government and Short-Term Funds) Invest more than 5% of its total assets in the securities of any single issuer (other than U.S. government securities or repurchase agreements collateralized by cash or U.S. government securities).

(25) Zero Coupon and Pay-in-Kind Bonds (Global Allocation and Spectrum II Funds) Invest more than 10% of its total assets in zero coupon and pay-in-kind bonds.

(26) (a) Non-U.S. Dollar Denominated Securities (Investment-Grade Corporate Multi-Sector Account Portfolio) Invest in non-U.S. dollar-denominated debt securities.

(b) Non-U.S. Dollar Denominated Securities (Short-Term Bond Fund and Mortgage-Backed Securities Multi-Sector Account Portfolio) Invest in non-U.S. dollar-denominated foreign debt instruments if, as a result, more than 10% of the fund’s total assets (excluding reserves) would be invested in such instruments.

(27) (a) Foreign Securities (Blue Chip Growth, Diversified Mid-Cap Growth, Dividend Growth, Equity Income, Growth Stock, Institutional Large-Cap Core Growth, Institutional Mid-Cap Equity Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Real Estate, Tax-Efficient Equity, U.S. Equity Research, and Value Funds) Invest in foreign securities if, as a result, more than 25% of the fund’s total assets would be invested in such instruments.

(b) Foreign Securities (Financial Services, Health Sciences and Science & Technology Funds) Invest in foreign securities if, as a result, more than 35% of the fund’s total assets would be invested in such instruments.

(c) Foreign Securities (All-Cap Opportunities, Institutional Small-Cap Stock, Large-Cap Growth, New Horizons, Small-Cap Stock, Small-Cap Value, and U.S. Large-Cap Core Funds) Invest in foreign securities if, as a result, more than 15% of the fund’s total assets would be invested in such instruments.

(d) Foreign Securities (Balanced, Spectrum Moderate Allocation, Spectrum Moderate Growth Allocation, and Spectrum Conservative Allocation Funds) Invest in foreign securities if, as a result, more than 40% of the fund’s total assets would be invested in such instruments, provided that the bond portion of the fund may be invested without limitation in U.S. dollar-denominated bonds issued by foreign companies.

(28) Non-U.S. Dollar-Denominated Currency Exposure (Short Duration Income Fund) Obtain exposure to non-U.S. dollar denominated currencies if, as a result, the fund’s overall net exposure to non-U.S. dollar denominated currencies is more than 10% of the fund’s net assets.

(29) Loans (All Funds) Make loans to T. Rowe Price and its affiliates.

NOTES

The following notes should be read in connection with the above-described operating policies. The notes are not operating policies.

For purposes of operating policy (5), an illiquid investment is an investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

For purposes of operating policy (7), margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase.

If a fund is subject to an 80% name test as set forth in its prospectus, the 80% investment policy will be based on the fund’s net assets plus any borrowings for investment purposes. For purposes of determining whether a fund invests at least 80% of its net assets in a particular country or geographic region, unless otherwise disclosed in a fund’s prospectus, the funds use the country assigned to an equity security by MSCI Inc. or another unaffiliated third-party data provider, and the funds use the country assigned to a fixed income security by Bloomberg or another unaffiliated third-party data provider. The funds generally follow this same process with respect to the remaining 20% of net assets but may occasionally make an exception after assessing various factors relating to a company. For example, T. Rowe Price may assign a different country to a holding than the classification made by a third-party data provider in situations where, among other things, the data provider’s classification does not accurately reflect the company’s country of risk, location of management or primary operations, or country with the most sales or revenues or the country classification is deemed to no longer be appropriate (such as significant changes to the company’s business or operations that were not yet taken into consideration by the data provider). If a particular holding is assigned a country by T. Rowe Price and no third-party data provider has assigned that same country, that holding will not be included toward a fund’s 80% investment policy. The data providers use various criteria to determine the country to which a security is economically tied. Examples include the following: (1) the country under which the issuer is organized, (2) the location of the issuer’s principal place of business or principal office, (3) where the issuer’s securities are listed or traded principally on an exchange or over-the-counter market, and (4) where the issuer conducts the predominant part of its business activities or derives a significant portion (e.g., at least 50%) of its revenues or profits. In addition, for purposes of determining whether a particular country is considered a developed market or an emerging market, the stock funds consider a country to be an emerging market if it is not included in an MSCI Inc. developed market index and the bond funds consider a country to be an emerging market if it is either included in a JPMorgan emerging market bond index, or not included in the International Monetary Fund’s list of advanced economies.

Blue Chip Growth, Communications & Technology, Financial Services, Global Technology, Health Sciences, High Yield, Institutional High Yield, Mid-Cap Value, QM U.S. Bond Index, QM U.S. Small-Cap Growth Equity, Real Estate, Spectrum Funds II, Summit Income, Summit Municipal, U.S. Equity Research, and Value Funds

Notwithstanding anything in the previously listed fundamental restrictions and operating policies to the contrary, the funds listed above may invest all of their assets in a single investment company or a series thereof in connection with a

“master-feeder” arrangement. Such an investment would be made where the funds (a “Feeder”), and one or more other funds with the same investment objective and program as the funds, sought to accomplish their investment objectives and programs by investing all of their assets in the shares of another investment company (the “Master”). The Master would, in turn, have the same investment objective and program as the funds. The funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

Foreign Investments

In addition to the fundamental restrictions and operating policies previously described, some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, P-notes may sometimes be used to gain access to these markets. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies.

Funds-of-Funds

There is no limit on the amount the Spectrum Funds and Target Date Funds may own of the total outstanding voting securities of other Price Funds.

CUSTODIAN AND FUND ACCOUNTING

State Street Bank and Trust Company is the custodian for the funds’ U.S. securities and cash, but it does not participate in the funds’ investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal Reserve Book Entry System, the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. State Street Bank’s main office is at One Lincoln Street, Boston, Massachusetts 02111. State Street Bank maintains shares of the Funds-of-Funds in the book entry system of the funds’ transfer agent, T. Rowe Price Services, Inc.

All funds that can invest in foreign securities have entered into a Custodian Agreement with JPMorgan Chase Bank, London, pursuant to which portfolio securities that are purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for JPMorgan is Woolgate House, Coleman Street, London, EC2P 2HD, England.

T. Rowe Price and BNY Mellon, subject to the oversight of T. Rowe Price, each provide certain fund accounting services to the Price Funds.

CODE OF ETHICS

The funds; their investment adviser and investment subadviser, if applicable (T. Rowe Price, Price Investment Management, Price International, Price Hong Kong, Price Japan, or Price Singapore); and their principal underwriter (T. Rowe Price Investment Services) have adopted a written Code of Ethics and Conduct pursuant to Rule 17j-1 under the 1940 Act, which requires persons with access to investment information (Access Persons) to obtain prior clearance before engaging in most personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price’s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of the date of becoming an Access Person. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Boards of the funds. The Boards also review the administration of the Code of Ethics on an annual basis.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Each Price Fund’s complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and transmitted to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC. The Price Funds (other than the money market funds) also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Under certain conditions, the shareholder reports and Form N-PORT may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year. The money market funds also file detailed month-end portfolio holdings information on Form N-MFP with the SEC each month. Form N-MFP is publicly available immediately upon filing with the SEC.

In addition, most Price Funds disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter-end. At the discretion of the investment adviser, these holdings reports may exclude the issuer name and other information relating to a holding in order to protect the fund’s interests and to prevent harm to the fund or its shareholders. Private placements and other restricted securities may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. Money market funds also disclose on troweprice.com their month-end complete portfolio holdings five business days after each month-end and historical information about the fund’s investments for the previous six months, as of the last business day of the preceding month. This information includes, among other things, the percentage of the fund’s investments in daily and weekly liquid assets, the fund’s weighted average maturity and weighted average life, the fund’s market-based net asset value, and the fund’s net inflows and outflows. The calendar quarter-end portfolio holdings will remain on the website for one year and the month-end money market fund portfolio holdings will remain on the website for six months. In addition, most Price Funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentages of the fund’s assets. Each monthly top 10 list will remain on the website for six months.

The funds’ Boards have adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities and the disclosure of portfolio commentary and statistical information about the funds’ portfolios and their securities. In addition, T. Rowe Price has adopted and implemented policies and procedures reasonably designed to ensure compliance with the policies governing the disclosure of portfolio holdings, including the requirement to first confirm that an appropriate nondisclosure agreement has been obtained from each recipient of nonpublic holdings. The policies relating to the general manner in which the funds’ portfolio securities are disclosed, including the frequency with which portfolio holdings are disclosed and the length of time required between the effective date of the holdings information and the date on which the information is disclosed, are set forth in each fund’s prospectus. In addition, portfolio holdings with respect to periods prior to the most recent quarter-end may be disclosed upon request, subject to the sole discretion of T. Rowe Price.

This SAI sets forth details of the funds’ policy on portfolio holdings disclosure as well as the funds’ policy on disclosing information about the funds’ portfolios. In adopting the policies, the Boards of the funds took into account the views of the equity, fixed income, and/or international steering committees of the funds’ investment advisers on what information should be disclosed and when and to whom it should be disclosed. The steering committees have oversight responsibilities for managing the Price Funds. Each steering committee comprises senior investment management personnel of T. Rowe Price, Price Investment Management, Price International, Price Hong Kong, Price Japan, and/or Price Singapore. Each committee as a whole determines the funds’ policy on the disclosure of portfolio holdings and related information. The funds’ Boards believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds’ portfolios and the need to protect the funds from potentially harmful disclosures.

From time to time, officers of the funds, the funds’ investment adviser (and investment subadviser, if applicable) or the funds’ distributor (collectively, “TRP”) may express their views orally or in writing on one or more of the funds’ portfolio securities or may state that the funds have recently purchased or sold one or more securities. Such views and statements may be made to members of the press; shareholders in the funds, persons considering investing in the funds, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers; and rating and ranking organizations such as Lipper Inc. and Morningstar, Inc. The nature and content of the views and statements provided to each of these persons may differ. The securities subject to these views and statements may be ones that were purchased or sold since the funds’ most recent quarter-end and therefore may not be reflected on the list of the funds’ most recent quarter-end portfolio holdings disclosed on the website.

Additionally, TRP may provide oral or written information (portfolio commentary) about the funds, including, but not limited to, how the funds’ investments are divided among various sectors, industries, and countries; value and growth stocks; and small-, mid-, and large-cap stocks and among stocks, bonds, currencies, and cash; types of bonds; bond maturities; bond coupons; and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. TRP may also provide oral or written information (statistical information) about various financial characteristics of the funds or their underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the funds may be based on the funds’ most recent quarter-end portfolio or on some other interim period such as month-end. The portfolio commentary and statistical information may be provided to members of the press; shareholders in the funds; persons considering investing in the funds; or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers; and rating and ranking organizations. The content and nature of the information provided to each of these persons may differ.

None of the persons described above will receive any of the information described above if, in the sole judgment of TRP, the information could be used in a manner that would be harmful to the funds. The T. Rowe Price Code of Ethics contains a provision to this effect.

TRP also discloses portfolio holdings in connection with the day-to-day operations and management of the funds. Complete portfolio holdings are disclosed to the funds’ custodians, accounting vendors, and auditors. Portfolio holdings are disclosed to the funds’ pricing service vendors and other persons who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting the funds in the voting of proxies. In connection with managing the funds, the funds’ investment advisers and investment subadvisers may use analytical systems provided by third parties who may have access to the funds’ portfolio holdings. Insurance companies that offer shares of the certain Price Funds through variable annuity or variable life insurance contracts receive complete portfolio holdings of applicable Price Funds in order for these companies to comply with certain SEC rules. In all of these situations, the funds or TRP have entered into an agreement with the outside party under which the party undertakes to maintain the funds’ portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. TRP relies on these nondisclosure agreements in determining that such disclosures are not harmful to the funds. The names of these persons and the services they provide are set forth in the following table under “Fund Service Providers.” The policies and procedures adopted by the funds’ Boards require that any additions to the list of “Fund Service Providers” be approved by specified officers at TRP.

In certain limited situations, the funds may provide nonpublic portfolio holdings when T. Rowe Price believes that such disclosure will not be harmful to the fund. Examples include providing holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from one of the Price Funds and in connection with trial agreements with risk analytics vendors, data providers, and other service providers in order to fully evaluate the value of their services. In these situations, T. Rowe Price makes it clear through nondisclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption in-kind or to allow T. Rowe Price to evaluate the services to be provided and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, as well as in connection with litigation involving the funds’ portfolio securities, the funds may disclose one or more of their securities.

Fund Service Providers

Service Provider	Service
Adobe	Systems Vendor
Algorithmics	Systems Vendor
Barclays	Fixed Income Analytics
Bloomberg	Pricing and Data Vendor
Bloomberg BVAL	Pricing Vendor
Bloomberg Port	Fixed Income Analytics
BNY Mellon	Fund Accounting and Middle Office
Broadridge	Printing and Mailing Vendor
Broadridge Systems	Systems Vendor
Cassini Systems Inc.	Systems Vendor
Charles River	Systems Vendor
DG3	Typesetting Vendor
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PRICING OF SECURITIES

All Price Funds (Except Money Market Funds and Funds-of-Funds)

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

Debt securities are generally traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider factors such as, but not limited to, the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices. Exchange-traded options on futures contracts are valued at the closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Futures contracts are valued at closing settlement prices. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers.

Price Funds Investing in Foreign Securities

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction.

Trading in the portfolio securities of the funds may take place in various foreign markets on certain days (such as Saturday) when the funds are not open for business and do not calculate their net asset value. As a result, net asset values may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds’ portfolio securities may not occur on days when the funds are open. The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE if the funds determine that developments between the close of a foreign market and the close of the NYSE (normally 4 p.m. ET) will affect the value of some or all of a fund’s portfolio securities. Each business day, each fund uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decides whether it is necessary to adjust the quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund cannot predict how often it will use quoted prices or how often it will determine it necessary to adjust those prices to reflect fair value.

Money Market Funds

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures.

Price Funds Investing in Other Price Funds

Investments in the underlying Price Funds held by each fund are valued at their closing net asset value per share on the day of valuation.

Price Funds Investing in Hedge Funds

A fund relies primarily on the limited pricing and valuation information provided by the hedge fund managers in order to value its hedge fund investments. The funds attempt, to the extent they are able to do so, to review the valuation methodology utilized by a hedge fund to gauge whether its principles of fair value are consistent with those used by the funds for valuing their own investments. A fund will seek as much information as possible from the hedge fund in order to value its investment and determine the fair value of its interest in the hedge fund based on all relevant circumstances. This may include the most recent estimated net asset value and estimated returns reported by the hedge fund, as well as accrued management fees and any other relevant information available at the time the fund values its assets.

All Price Funds

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The Valuation Committee is an internal committee that has been delegated certain responsibilities by the funds’ Board to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. The Price Funds rely on various sources to calculate their net asset values. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by fund accounting providers, pricing sources, technological issues, or otherwise.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds’ shares is equal to the funds’ net asset value per share or share price. The funds determine their net asset value per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the funds is calculated as of the close of regular trading on the NYSE, normally 4 p.m. ET, every day the NYSE is open for trading. However, the net asset value may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Determination of net asset value (and the offering, sale, redemption, and purchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings; (b) during which trading on the NYSE is restricted; (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets; or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds’ shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist. Under certain limited conditions, a money market fund may accept and process purchase and redemption orders during times that the NYSE is not open for trading.

Money Market Funds

Maintenance of Retail and Government Money Market Funds’ Net Asset Value per Share at $1.00

It is the current policy of all TRP money market funds to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the 1940 Act. Under this method, securities are valued by reference to the funds’ acquisition costs as adjusted for amortization of premium or accumulation of discount, rather than by reference to their market value. Under Rule 2a-7:

(a) The Boards must establish written procedures reasonably designed, taking into account current market conditions and the funds’ investment objectives, to stabilize the funds’ net asset value per share, as computed for the purpose of distribution, redemption, and repurchase, at a single value;

(b) The funds must (i) maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable price per share; (ii) not purchase any instrument with a remaining maturity greater than 397 calendar days, except for certain adjustable rate government securities or other instruments that meet the requirements of Rule 2a-7; (iii) maintain a dollar-weighted average portfolio maturity of 60 calendar days or less; (iv) maintain a dollar-weighted average life of 120 calendar days or less; (v) not acquire any security other than a “weekly liquid asset,” as defined in Rule 2a-7, unless they hold at least 30% of their total assets in weekly liquid assets; and (vi) for the taxable funds, not acquire any security other than a “daily liquid asset,” as defined in Rule 2a-7, unless they hold at least 10% of their total assets in daily liquid assets;

(c) The funds must limit their purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments that the funds’ Boards determine present minimal credit risks and that are eligible securities as defined by Rule 2a-7; and

(d) The Boards must determine that (i) it is in the best interest of the funds and the shareholders to maintain a stable net asset value per share under the amortized cost method, and (ii) the funds will continue to use the amortized cost method only as long as the Boards believe that it fairly reflects the market-based net asset value per share.

Although each fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that they will be able to do so on a continuous basis. If a retail or government fund’s net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend during this period and receiving, upon redemption, a price per share lower than the price paid. On the other hand, if the funds’ net asset value per share were to increase, or were anticipated to increase, above $1.00 (rounded to the nearest one cent), the Boards of the funds might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Liquidity Fees and Redemption Gates

Pursuant to Rule 2a-7, if a retail or institutional prime money market fund’s weekly liquid assets fall below 30% of its total assets, the fund’s Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or temporarily suspend redemptions from the fund for up to 10 business days during any 90-day period (i.e., a “redemption gate”). In addition, if the fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund’s Board determines that not doing so is in the best interests of the fund.

Money market funds that are designated “government money market funds” pursuant to Rule 2a-7 are not required to impose a liquidity fee or redemption gate upon a sale of shares. However, the Board of a government money market fund reserves the right to impose liquidity fees in the future.

A money market fund may permanently suspend redemptions and payment of redemptions if: the fund’s Board determines that the deviation between a fund’s amortized cost price per share and its market-based net asset value per share may result in material dilution or unfair results; the Board has irrevocably approved the liquidation of the fund; and the fund notifies the SEC of its decision to liquidate prior to suspending redemptions. A money market fund’s Board may suspend redemptions and payment of redemption proceeds if the fund, at the end of a business day, has invested less than 10% of its total assets in weekly liquid assets.

DIVIDENDS AND DISTRIBUTIONS

Unless you elect otherwise, capital gain distributions, final quarterly dividends and annual dividends, if any, will be reinvested on the reinvestment date using the net asset values per share on that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.

REDEMPTIONS IN-KIND AND PURCHASES

Redemptions In-Kind

Certain Price Funds have filed with the SEC a notice of election under Rule 18f-1 of the 1940 Act. This election permits a fund to effect a redemption in-kind if, in any 90-day period, a shareholder redeems: (i) more than $250,000 from the fund or (ii) redeems more than 1% of the fund’s net assets. If either of these conditions is met, the fund has the right to pay the difference between the redemption amount and the lesser of these two figures with securities from the fund’s portfolio rather than in cash.

In the unlikely event a shareholder receives a redemption in-kind of portfolio securities from a fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to the risks that the value of the securities could decline prior to their sale, the securities could be difficult to sell, and brokerage fees could be incurred.

The Price Funds may also redeem securities in-kind to certain affiliates according to procedures adopted by the Price Funds’ Boards. The procedures generally require a pro-rata distribution of the fund’s securities subject to certain limited exceptions. Securities that may be excluded from an in-kind distribution include, among others: holdings that cannot be transferred or have other legal restrictions, such as certain types of derivatives; de minimis positions; positions being eliminated by the distributing fund and that will not be held by the receiving shareholder; and positions used as collateral. Any securities that are excluded from an in-kind distribution are not selected by either the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in-kind.

Purchases In-Kind

Transactions involving the issuance of fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and investment policies of the funds; (b) are generally acquired for investment and not for resale; (c) have a value that is readily ascertainable, which may include securities listed or traded in a recognized U.S. or international exchange or market; and (d) are not illiquid. The securities received in-kind must be deemed by the fund’s portfolio manager to be appropriate, in type and amount, for investment by the fund receiving the securities in light of its investment objectives, investment programs and policies, and its current holdings.

TAX STATUS

The tax discussion in the prospectus and this SAI provides only a brief summary of some of the tax consequences affecting the funds and the shareholders of the funds in general under the U.S. federal income tax law. You may also be subject to foreign, state, and local laws, which are not discussed here. No attempt has been made to discuss tax consequences specifically applicable to any particular shareholder. You should discuss with your tax adviser to determine tax consequences applicable to you and your investments.

Taxation of the Funds

The funds intend to qualify as “regulated investment companies” under Subchapter M of the Code. If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund’s distributions, to the extent made out of the fund’s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund’s distributions may qualify for taxation at a reduced rate for non corporate shareholders and for the deduction for dividends received by corporations; and (4) foreign tax credits and qualified REIT dividends, as explained in “Taxation of Fund Shareholders” below, would not “pass through” to shareholders. A fund may avoid losing its qualification as a regulated investment company under certain circumstances by using remedies provided in the Code, but such remedies may still result in a significant tax penalty to the fund.

To be entitled to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. The investment company taxable income may include income required to be accrued before the fund receives cash associated with such income (e.g., an original issue discount or market discount associated with debt obligations) and income or gains allocated from an investment in a partnership. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income, including any accrued income, and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. In some cases, a fund may have to make additional dividend distributions on subsequently determined undistributed income for a prior tax year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares. If a fund is not able to meet the distribution requirements, the fund may have to pay tax on the undistributed income.

Taxation of Fund Shareholders

For individual shareholders, a portion of the funds’ ordinary dividends representing “qualified dividend income” may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. “Qualified dividend income” is composed of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends on nonqualified foreign corporations, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the bond, money market, Global Real Estate or Real Estate Funds, is expected to qualify for this lower rate.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain taxpayers, such as individuals, trusts and estates, may be eligible to claim, subject to limitations, a 20% federal income tax deduction for certain qualified business income, including “qualified REIT dividends” from real estate investment trusts and “qualified publicly traded partnership income” from publicly traded partnerships (PTPs). The IRS has issued final regulations allowing mutual funds to pass through qualified REIT dividends to their shareholders. A fund that decides to pass through the qualified REIT dividends will report such dividends to its shareholders in accordance with the IRS requirements. Due to the lack of IRS guidance on passing through qualified publicly traded partnership income, a fund that invests directly or indirectly in PTPs will not pass through any qualified publicly traded partnership income derived by the fund. As a result, investors that invest directly in PTPs may be entitled to this 20% deduction for qualified publicly traded partnership income while shareholders in a fund that invests directly or indirectly in PTPs will not be entitled to this 20% deduction for qualified publicly traded partnership income derived by the fund.

For corporate shareholders, a portion of the funds’ ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the funds’ income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends received from certain foreign corporations, and dividends on stocks the funds have not held for more than 45 days during the 91-day period beginning 45 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the international equity funds (and the global funds that hold significant non-U.S. securities) or the bond and money market funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

A fund that earns interest income may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) interest dividends, which would allow the recipient to treat the designated portion of such dividends as interest income for purposes of determining interest expense deduction limitation under Section 163(j) of the Internal Revenue Code. Section 163(j) interest dividends, if so designated by a fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service. To be eligible to treat a Section 163(j) interest dividend as interest income, you must have held the fund share for more than 180 days during the 361-day period beginning on the date which is 180 days before the date on which the share becomes ex-dividend with respect to such dividend.

Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by a fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.

The funds may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in net asset value. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a fund’s total return and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the IRS could challenge the funds’ equalization methodology or calculations, and any such challenge could result in additional dividend income to shareholders, additional tax, interest, or penalties to be paid by the funds.

At the time of your purchase of shares (except in retail and government money market funds), the funds’ net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carryovers, if any. For federal income tax purposes, the funds are permitted to carry forward any net realized capital losses indefinitely and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. The Price Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change.

Upon the sale or exchange of your shares in a fund, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Net investment income, including interest, dividends, and capital gains, derived by U.S. individuals with income exceeding certain thresholds and certain estates and trusts may be subject to additional income taxes.

Taxation of Foreign Shareholders

Foreign shareholders may be subject to U.S. tax on the sale of shares in any fund, or on distributions of ordinary income and/or capital gains realized by a fund, depending on a number of factors, including the foreign shareholder’s country of tax residence, its other U.S. operations (if any), and the nature of the distribution received. Foreign shareholders should consult their own tax adviser to determine the precise U.S. and local tax consequences to an investment in any fund.

A 30% withholding tax is currently imposed on all or a portion of any dividends, but not on gross proceeds from a fund redemption (until further guidance to the contrary is issued by the U.S. government), paid to: (i) foreign financial institutions, including non-U.S. investment funds and trusts, unless they agree to collect and disclose to the IRS, or in certain cases to their country of residence, information regarding their direct and indirect U.S. account holders or are exempt from these requirements and certify as such and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, nonexempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to noncompliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its foreign shareholders are exempt from U.S. withholding tax, provided such foreign shareholders furnish valid tax documentation certifying such foreign shareholders’ non-U.S. status. A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, T. Rowe Price may choose to report qualifying distributions and apply the withholding tax exemption to those distributions when made to foreign shareholders investing in a fund. If you are investing in these funds through an intermediary, you should check with your intermediary whether any withholding tax would be applied to such distributions. For other funds, T. Rowe Price may choose not to report qualifying distributions or apply the withholding tax exemption to qualifying fund distributions made to foreign shareholders. A foreign shareholder subject to withholding tax on the qualifying fund distributions may have to file a U.S. federal income tax return to reclaim such withholding tax directly from the IRS.

Under the Foreign Investment in Real Property Tax Act of 1980 (FIRPTA), a non-U.S. shareholder is subject to U.S. tax in respect of a disposition of a U.S. real property interest (USRPI) and any gain from such disposition is subject to U.S. federal income tax as if such shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a fund is a U.S. real property holding corporation (USRPHC) and is not domestically controlled, any gain realized on the sale or exchange of fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of fund shares would be FIRPTA gain. The same rule applies to dispositions of fund shares by non-U.S. shareholders but without regard to whether the fund is domestically controlled. A fund will be a USRPHC if, in general, 50% or more of the fair market value of the fund’s assets consists of USRPIs, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment entity will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consists of interests in U.S. REITs and other USPHCs. If a regulated investment company is a qualified investment entity and a non-U.S. shareholder owns more than 5% of a class of fund shares at any time during the one-year period ending on the date of the distribution, the distribution to such non-U.S. shareholder will be treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. In addition, even if a non-U.S. shareholder does not own more than 5% of a class of fund shares, but the fund is a qualified investment entity, fund distributions of FIRPTA gain will be taxable as ordinary dividends (rather than as capital gain or short-term capital gain dividend) subject to withholding at a 30% or lower treaty rate.

Funds-of-Funds

Each Fund-of-Funds pursues its objective by investing in a diversified portfolio of underlying Price Funds that represent various asset classes and sectors. Dividends, interest, and capital gains earned by the underlying Price Funds with respect to non-U.S. positions may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of any given underlying Price Fund at the close of a year consists of non-U.S. stocks or securities (and 50% of the total assets of the fund at the close of the year consists of foreign securities, or, at the close of each quarter, shares of underlying Price Funds), the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund or the underlying Price Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

Short-term capital gains earned by the underlying Price Funds will be ordinary income when distributed to the fund and will not be offset by the fund’s capital losses. Upon the sale or other disposition by the fund of shares of the underlying Price Fund, the fund will realize a capital gain or loss that will be long term or short term, generally depending on the fund’s holding period for the shares. Losses realized upon such redemptions may result in a substantial number of “wash sales” and deferral, perhaps indefinitely, of realized losses to the fund.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

Distributions by the underlying Price Funds, redemptions of shares in the underlying Price Funds, and changes in asset allocations may result in taxable distributions of ordinary income or capital gains. In addition, the Funds-of-Funds will generally not be able to currently offset gains realized by one underlying Price Fund in which the Funds-of-Funds invest against losses realized by another underlying Price Fund. These factors could affect the amount, timing, and character of distributions to shareholders.

State Tax-Free and Tax-Free Funds

The funds anticipate that substantially all of the dividends to be paid by each fund will be exempt from federal income taxes. It is possible that a portion of the funds’ dividends is not exempt from federal income taxes, such as income from pre-refunding bonds and market discounts. You will receive a Form 1099-DIV, or other IRS forms, as required, reporting the taxability of all dividends. The funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of the AMT. Social Security recipients who receive income dividends from tax-free funds may have to pay taxes on a portion of their Social Security benefits.

Because the income dividends of the funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money you borrow that is directly or indirectly used to purchase fund shares is not deductible. Further, entities or persons that are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users.

Foreign Income Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes. Under the Code, if more than 50% of the value of the funds’ total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to “pass through” to the funds’ shareholders any eligible foreign income taxes paid by the funds. Certain funds of funds may also be able to pass through foreign taxes paid by other mutual funds in which they are invested if at least 50% of the value of the funds’ total assets at the end of each fiscal quarter comprises interests in such regulated investment companies. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign income taxes paid by the funds; (2) treat their pro-rata share of foreign income taxes as paid by them; and (3) either deduct their pro-rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign income taxes may only be claimed by a shareholder who itemizes deductions.

In some cases, a fund may determine that it has the right to reclaim foreign taxes paid. If a fund decides to pursue a refund and is successful, the refund may occur in a year after the year of payment. Depending on how the foreign taxes paid were treated by the fund in the year of payment, the fund may be required to reverse any related deduction or credit taken in the year of payment, offset other foreign taxes paid in the year of refund, or remit the refund to the Internal Revenue Service. Therefore, a fund in a year in which it receives foreign tax refunds may have higher distributable income; and if the fund elects to pass through foreign income taxes to shareholders, the shareholders may experience a smaller amount of foreign taxes being passed through to them to the extent such tax refunds offset current year foreign taxes paid.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.

Passive Foreign Investment Companies

The funds may purchase, directly or indirectly, the securities of certain foreign investment funds or trusts, called “passive foreign investment companies” for U.S. tax purposes. Sometimes such investments are the only or primary way to invest in companies in certain countries. Some or all of the capital gains on the sale of such holdings may be considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and/or an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and/or interest, the funds may treat these securities, when possible, as sold on the last day of each of their fiscal years and to recognize any gains for tax purposes at that time; deductions for losses may be allowable only to the extent of any gains resulting from these deemed sales in prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

Investing in Mortgage Entities

Special tax rules may apply to the funds’ investments in entities that invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits and interests in a REIT that qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the funds not to make such investments, there is no guarantee that the funds will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the funds receiving excess inclusion income (EII) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives, agencies, or instrumentalities of a government or international organization and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

Investing in Partnerships

A fund may invest in partnerships, including private partnerships and publicly-traded partnerships. In the case of investing in a private partnership, a fund would typically invest through a wholly-owned subsidiary. An investment in such partnerships may subject the fund or its wholly-owned subsidiaries to tax filing and payment obligations in multiple jurisdictions and increase the fund’s tax compliance risk and burden. In some cases, the fund may have exposure to the partnership’s tax liabilities after its sale of the partnership interests. Such tax exposure could reduce the fund’s return to its shareholders.

Taxation of Certain Derivatives

For tax information on certain derivatives, such as options, futures, and forward foreign exchange contracts, please see the “Federal Tax Treatment of Certain Derivatives” section in this SAI.

CAPITAL STOCK

All of the funds are organized as Maryland corporations (“Corporations”) or series thereof. The funds’ charters authorize the Boards to classify and reclassify any and all shares that are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Boards subject to the 1940 Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Boards may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the funds have authorized to issue without shareholder approval.

Except to the extent that the funds’ Boards might provide that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The directors have provided that as to any matter with respect to which a separate vote of any class is required by the 1940 Act, such requirement as to a separate vote by that class shall apply in lieu of any voting requirements established by the Maryland General Corporation Law. Otherwise, holders of each class of capital stock are not entitled to vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the bylaws of the Corporations, a special meeting of shareholders of the Corporations shall be called by the secretary of the Corporations on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least 10% and (b) in the case of a meeting for any other purpose, at least 25%, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporations the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporations, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporations to the extent required by Section 16(c) of the 1940 Act.

The series (and classes) set forth in the following table have been established by the Boards under the articles of incorporation of the indicated Corporations. Each series represents a separate pool of assets of the Corporations’ shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series or class are enforceable against the assets associated with that series or class only. The articles of incorporation also provide that the Boards may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Classes represent separate shares in the funds but share the same portfolios as the indicated funds. Each fund is registered with the SEC under the 1940 Act as an open-end management investment company and is a mutual fund.

Corporations	Year of Inception
T. Rowe Price All-Cap Opportunities Fund, Inc. (corporation)(a)	1985
T. Rowe Price All-Cap Opportunities Fund (series)	1985
T. Rowe Price All-Cap Opportunities Fund (Investor Class)	1985
T. Rowe Price All-Cap Opportunities Fund—Advisor Class (class)	2005
T. Rowe Price All-Cap Opportunities Fund—I Class (class)	2015
T. Rowe Price Balanced Fund, Inc. (corporation)	1939
T. Rowe Price Balanced Fund (series)	1939
T. Rowe Price Balanced Fund (Investor Class)	1939
T. Rowe Price Balanced Fund—I Class (class)	2015
T. Rowe Price Blue Chip Growth Fund, Inc. (corporation)	1993
T. Rowe Price Blue Chip Growth Fund (series)	1993
T. Rowe Price Blue Chip Growth Fund (Investor Class)	1993
T. Rowe Price Blue Chip Growth Fund—Advisor Class (class)	2000
T. Rowe Price Blue Chip Growth Fund—I Class (class)	2015
T. Rowe Price Blue Chip Growth Fund—R Class (class)	2002
T. Rowe Price Blue Chip Growth Fund—Z Class (class)	2021
T. Rowe Price Capital Appreciation Fund, Inc. (corporation)(a)	1986
T. Rowe Price Capital Appreciation Fund (series)	1986
T. Rowe Price Capital Appreciation Fund (Investor Class)	1986
T. Rowe Price Capital Appreciation Fund—Advisor Class (class)	2004
T. Rowe Price Capital Appreciation Fund—I Class (class)	2015
T. Rowe Price Communications & Technology Fund, Inc. (corporation)	1993
T. Rowe Price Communications & Technology Fund (series)	1993
T. Rowe Price Communications & Technology Fund (Investor Class)	1993
T. Rowe Price Communications & Technology Fund—I Class (class)	2016
T. Rowe Price Corporate Income Fund, Inc. (corporation)	1995
T. Rowe Price Corporate Income Fund (series)	1995
T. Rowe Price Corporate Income Fund (Investor Class)	1995
T. Rowe Price Corporate Income Fund—I Class (class)	2015
T. Rowe Price Corporate Income Fund—Z Class (class)	2021

Corporations	Year of Inception
T. Rowe Price Credit Opportunities Fund, Inc. (corporation)	2014
T. Rowe Price Credit Opportunities Fund (series)	2014
T. Rowe Price Credit Opportunities Fund (Investor Class)	2014
T. Rowe Price Credit Opportunities Fund—Advisor Class (class)	2014
T. Rowe Price Credit Opportunities Fund—I Class (class)	2016
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (corporation)	2003
T. Rowe Price Diversified Mid-Cap Growth Fund (series)	2003
T. Rowe Price Diversified Mid-Cap Growth Fund (Investor Class)	2003
T. Rowe Price Diversified Mid-Cap Growth Fund—I Class (class)	2017
T. Rowe Price Dividend Growth Fund, Inc. (corporation)	1992
T. Rowe Price Dividend Growth Fund (series)	1992
T. Rowe Price Dividend Growth Fund (Investor Class)	1992
T. Rowe Price Dividend Growth Fund—Advisor Class (class)	2005
T. Rowe Price Dividend Growth Fund—I Class (class)	2015
T. Rowe Price Dividend Growth Fund—Z Class (class)	2021
T. Rowe Price Equity Funds, Inc. (corporation)	1996
T. Rowe Price Institutional Large-Cap Core Growth Fund (series)	2003
T. Rowe Price Institutional Mid-Cap Equity Growth Fund (series)	1996
T. Rowe Price Institutional Small-Cap Stock Fund (series)	2000
T. Rowe Price Large-Cap Growth Fund (series)	2001
T. Rowe Price Large-Cap Value Fund (series)	2000
T. Rowe Price Equity Income Fund, Inc. (corporation)(a)	1985
T. Rowe Price Equity Income Fund (series)	1985
T. Rowe Price Equity Income Fund (Investor Class)	1985
T. Rowe Price Equity Income Fund—Advisor Class (class)	2000
T. Rowe Price Equity Income Fund—I Class (class)	2015
T. Rowe Price Equity Income Fund—R Class (class)	2002
T. Rowe Price Equity Income Fund—Z Class (class)	2021
T. Rowe Price Financial Services Fund, Inc. (corporation)	1996
T. Rowe Price Financial Services Fund (series)	1996
T. Rowe Price Financial Services Fund (Investor Class)	1996
T. Rowe Price Financial Services Fund—I Class (class)	2016
T. Rowe Price Floating Rate Fund, Inc. (corporation)	2011
T. Rowe Price Floating Rate Fund (series)	2011
T. Rowe Price Floating Rate Fund (Investor Class)	2011
T. Rowe Price Floating Rate Fund—Advisor Class (class)	2011
T. Rowe Price Floating Rate Fund—I Class (class)	2016
T. Rowe Price Floating Rate Fund—Z Class (class)	2020
T. Rowe Price Global Allocation Fund, Inc. (corporation)	2013
T. Rowe Price Global Allocation Fund (series)	2013
T. Rowe Price Global Allocation Fund (Investor Class)	2013
T. Rowe Price Global Allocation Fund—Advisor Class (class)	2013
T. Rowe Price Global Allocation Fund—I Class (class)	2016
T. Rowe Price Global Funds, Inc. (corporation)	1989
T. Rowe Price Global Value Equity Fund (Investor Class)	2020
T. Rowe Price Global Value Equity Fund—I Class (class)	2012
T. Rowe Price Institutional Emerging Markets Bond Fund (series)	2006
T. Rowe Price Institutional Emerging Markets Equity Fund (series)	2002
T. Rowe Price Institutional International Disciplined Equity Fund (series)	2010
T. Rowe Price Global Multi-Sector Bond Fund, Inc. (corporation)	2008
T. Rowe Price Global Multi-Sector Bond Fund (series)	2008
T. Rowe Price Global Multi-Sector Bond Fund (Investor Class)	2008
T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class (class)	2008
T. Rowe Price Global Multi-Sector Bond Fund—I Class (class)	2016
T. Rowe Price Global Real Estate Fund, Inc. (corporation)	2008
T. Rowe Price Global Real Estate Fund (series)	2008
T. Rowe Price Global Real Estate Fund (Investor Class)	2008
T. Rowe Price Global Real Estate Fund—Advisor Class (class)	2008
T. Rowe Price Global Real Estate Fund—I Class (class)	2016

Corporations	Year of Inception
T. Rowe Price Global Technology Fund, Inc. (corporation)	2000
T. Rowe Price Global Technology Fund (series)	2000
T. Rowe Price Global Technology Fund (Investor Class)	2000
T. Rowe Price Global Technology Fund—I Class (class)	2016
T. Rowe Price GNMA Fund, Inc. (corporation)(a)	1985
T. Rowe Price GNMA Fund (series)	1985
T. Rowe Price GNMA Fund (Investor Class)	1985
T. Rowe Price GNMA Fund—I Class (class)	2017
T. Rowe Price GNMA Fund—Z Class (class)	2021
T. Rowe Price Government Money Fund, Inc. (corporation)	1976
T. Rowe Price Government Money Fund (series)	1976
T. Rowe Price Government Money Fund (Investor Class)	1976
T. Rowe Price Government Money Fund—I Class (class)	2017
T. Rowe Price Growth Stock Fund, Inc. (corporation)	1950
T. Rowe Price Growth Stock Fund (series)	1950
T. Rowe Price Growth Stock Fund (Investor Class)	1950
T. Rowe Price Growth Stock Fund—Advisor Class (class)	2001
T. Rowe Price Growth Stock Fund—I Class (class)	2015
T. Rowe Price Growth Stock Fund—R Class (class)	2002
T. Rowe Price Growth Stock Fund—Z Class (class)	2020
T. Rowe Price Health Sciences Fund, Inc. (corporation)	1995
T. Rowe Price Health Sciences Fund (series)	1995
T. Rowe Price Health Sciences Fund (Investor Class)	1995
T. Rowe Price Health Sciences Fund—I Class (class)	2016
T. Rowe Price High Yield Fund, Inc. (corporation)	1984
T. Rowe Price High Yield Fund (series)	1984
T. Rowe Price High Yield Fund (Investor Class)	1984
T. Rowe Price High Yield Fund—Advisor Class (class)	2000
T. Rowe Price High Yield Fund—I Class (class)	2015
T. Rowe Price High Yield Fund—Z Class (class)	2020
T. Rowe Price U.S. High Yield Fund (series)	2017
T. Rowe Price U.S. High Yield Fund (Investor Class)	2017
T. Rowe Price U.S. High Yield Fund—Advisor Class (class)	2013(b)
T. Rowe Price U.S. High Yield Fund—I Class (class)	2013(b)
T. Rowe Price Index Trust, Inc. (corporation)	1989
T. Rowe Price Equity Index 500 Fund (series)	1990
T. Rowe Price Equity Index 500 Fund (Investor Class)	1990
T. Rowe Price Equity Index 500 Fund—I Class (class)	2015
T. Rowe Price Equity Index 500 Fund—Z Class (class)	2020
T. Rowe Price Extended Equity Market Index Fund (series)	1998
T. Rowe Price Extended Equity Market Index Fund (Investor Class)	1998
T. Rowe Price Mid-Cap Index Fund (series)	2015
T. Rowe Price Mid-Cap Index Fund (Investor Class)	2015
T. Rowe Price Mid-Cap Index Fund—I Class (class)	2015
T. Rowe Price Mid-Cap Index Fund—Z Class (class)	2020
T. Rowe Price Small-Cap Index Fund (series)	2015
T. Rowe Price Small-Cap Index Fund (Investor Class)	2015
T. Rowe Price Small-Cap Index Fund—I Class (class)	2015
T. Rowe Price Small-Cap Index Fund—Z Class (class)	2020
T. Rowe Price Total Equity Market Index Fund (series)	1998
T. Rowe Price Total Equity Market Index Fund (Investor Class)	1998
T. Rowe Price U.S. Limited Duration TIPS Index Fund (series)	2020
T. Rowe Price U.S. Limited Duration TIPS Index Fund (Investor Class)	2020
T. Rowe Price U.S. Limited Duration TIPS Index Fund—I Class (class)	2020
T. Rowe Price U.S. Limited Duration TIPS Index Fund—Z Class (class)	2020
T. Rowe Price Inflation Protected Bond Fund, Inc. (corporation)	2002
T. Rowe Price Inflation Protected Bond Fund (series)	2002
T. Rowe Price Inflation Protected Bond Fund (Investor Class)	2002
T. Rowe Price Inflation Protected Bond Fund—I Class (class)	2015
T. Rowe Price Inflation Protected Bond Fund—Z Class (class)	2021

Corporations	Year of Inception
T. Rowe Price Institutional Income Funds, Inc. (corporation)	2000
T. Rowe Price Institutional Floating Rate Fund (series)	2008
T. Rowe Price Institutional Floating Rate Fund—F Class (class)	2010
T. Rowe Price Institutional Floating Rate Fund—Z Class (class)	2020
T. Rowe Price Institutional High Yield Fund (series)	2002
T. Rowe Price Institutional High Yield Fund—Z Class (class)	2020
T. Rowe Price Institutional Long Duration Credit Fund (series)	2013
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. (corporation)	2014
T. Rowe Price Intermediate Tax-Free High Yield Fund (series)	2014
T. Rowe Price Intermediate Tax-Free High Yield Fund (Investor Class)	2014
T. Rowe Price Intermediate Tax-Free High Yield Fund—Advisor Class (class)	2014
T. Rowe Price Intermediate Tax-Free High Yield Fund—I Class (class)	2017
T. Rowe International Funds, Inc. (corporation)	1979
T. Rowe Price Africa & Middle East Fund (series)	2007
T. Rowe Price Africa & Middle East Fund (Investor Class)	2007
T. Rowe Price Africa & Middle East Fund—I Class (class)	2017
T. Rowe Price Africa & Middle East Fund—Z Class (class)	2021
T. Rowe Price Asia Opportunities Fund (series)	2014
T. Rowe Price Asia Opportunities Fund (Investor Class)	2014
T. Rowe Price Asia Opportunities Fund—Advisor Class (class)	2014
T. Rowe Price Asia Opportunities Fund—I Class (class)	2017
T. Rowe Price China Evolution Equity Fund (series)	2019
T. Rowe Price China Evolution Equity Fund (Investor Class)	2019
T. Rowe Price China Evolution Equity Fund—I Class (class)	2019
T. Rowe Price Dynamic Credit Fund (series)	2019
T. Rowe Price Dynamic Credit Fund (Investor Class)	2019
T. Rowe Price Dynamic Credit Fund—I Class (class)	2019
T. Rowe Price Dynamic Global Bond Fund (series)	2015
T. Rowe Price Dynamic Global Bond Fund (Investor Class)	2015
T. Rowe Price Dynamic Global Bond Fund—Advisor Class (class)	2015
T. Rowe Price Dynamic Global Bond Fund—I Class (class)	2015
T. Rowe Price Dynamic Global Bond Fund—Z Class (class)	2020
T. Rowe Price Emerging Europe Fund (series)	2000
T. Rowe Price Emerging Europe Fund (Investor Class)	2000
T. Rowe Price Emerging Europe Fund—I Class (class)	2017
T. Rowe Price Emerging Europe Fund—Z Class (class)	2021
T. Rowe Price Emerging Markets Bond Fund (series)	1994
T. Rowe Price Emerging Markets Bond Fund (Investor Class)	1994
T. Rowe Price Emerging Markets Bond Fund—Advisor Class (class)	2015
T. Rowe Price Emerging Markets Bond Fund—I Class (class)	2015
T. Rowe Price Emerging Markets Bond Fund—Z Class (class)	2020
T. Rowe Price Emerging Markets Corporate Bond Fund (series)	2012
T. Rowe Price Emerging Markets Corporate Bond Fund (Investor Class)	2012
T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class (class)	2012
T. Rowe Price Emerging Markets Corporate Bond Fund—I Class (class)	2015
T. Rowe Price Emerging Markets Discovery Stock Fund (series)	2015
T. Rowe Price Emerging Markets Discovery Stock Fund (Investor Class)	2015
T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class (class)	2015
T. Rowe Price Emerging Markets Discovery Stock Fund—I Class (class)	2017
T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class (class)	2020
T. Rowe Price Emerging Markets Local Currency Bond Fund (series)	2011
T. Rowe Price Emerging Markets Local Currency Bond Fund (Investor Class)	2017
T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class (class)	2011
T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class (class)	2015
T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class (class)	2020
T. Rowe Price Emerging Markets Stock Fund (series)	1995
T. Rowe Price Emerging Markets Stock Fund (Investor Class)	1995
T. Rowe Price Emerging Markets Stock Fund—I Class (class)	2015
T. Rowe Price Emerging Markets Stock Fund—Z Class (class)	2020
T. Rowe Price European Stock Fund (series)	1990
T. Rowe Price European Stock Fund (Investor Class)	1990
T. Rowe Price European Stock Fund—I Class (class)	2017
T. Rowe Price European Stock Fund—Z Class (class)	2021

Corporations	Year of Inception
T. Rowe Price Global Consumer Fund (series)	2016
T. Rowe Price Global Consumer Fund (Investor Class)	2016
T. Rowe Price Global Growth Stock Fund (series)	2008
T. Rowe Price Global Growth Stock Fund (Investor Class)	2008
T. Rowe Price Global Growth Stock Fund—Advisor Class (class)	2008
T. Rowe Price Global Growth Stock Fund—I Class (class)	2017
T. Rowe Price Global High Income Bond Fund (series)	2015
T. Rowe Price Global High Income Bond Fund (Investor Class)	2015
T. Rowe Price Global High Income Bond Fund—Advisor Class (class)	2015
T. Rowe Price Global High Income Bond Fund—I Class (class)	2015
T. Rowe Price Global Impact Equity Fund (series)	2021
T. Rowe Price Global Impact Equity Fund (Investor Class)	2021
T. Rowe Price Global Impact Equity Fund—I Class (class)	2021
T. Rowe Price Global Industrials Fund (Investor Class)	2013
T. Rowe Price Global Industrials Fund—I Class (class)	2017
T. Rowe Price Global Stock Fund (series)	1995
T. Rowe Price Global Stock Fund (Investor Class)	1995
T. Rowe Price Global Stock Fund—Advisor Class (class)	2006
T. Rowe Price Global Stock Fund—I Class (class)	2017
T. Rowe Price International Bond Fund (series)	1986
T. Rowe Price International Bond Fund (Investor Class)	1986
T. Rowe Price International Bond Fund—Advisor Class (class)	2000
T. Rowe Price International Bond Fund—I Class (class)	2015
T. Rowe Price International Bond Fund—Z Class (class)	2020
T. Rowe Price International Bond Fund (USD Hedged) (series)	2017
T. Rowe Price International Bond Fund (USD Hedged) (Investor Class)	2017
T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class (class)	2017
T. Rowe Price International Bond Fund (USD Hedged)—I Class (class)	2017
T. Rowe Price International Bond Fund (USD Hedged)—Z Class (class)	2021
T. Rowe Price International Disciplined Equity Fund (series)	2014
T. Rowe Price International Disciplined Equity Fund (Investor Class)	2014
T. Rowe Price International Disciplined Equity Fund—Advisor Class (class)	2014
T. Rowe Price International Disciplined Equity Fund—I Class (class)	2017
T. Rowe Price International Discovery Fund (series)	1988
T. Rowe Price International Discovery Fund (Investor Class)	1988
T. Rowe Price International Discovery Fund—I Class (class)	2015
T. Rowe Price International Discovery Fund—Z Class (class)	2020
T. Rowe Price International Stock Fund (series)	1980
T. Rowe Price International Stock Fund (Investor Class)	1980
T. Rowe Price International Stock Fund—Advisor Class (class)	2000
T. Rowe Price International Stock Fund—I Class (class)	2015
T. Rowe Price International Stock Fund—R Class (class)	2002
T. Rowe Price International Stock Fund—Z Class (class)	2020
T. Rowe Price International Value Equity Fund (series)	1998
T. Rowe Price International Value Equity Fund (Investor Class)	1998
T. Rowe Price International Value Equity Fund—Advisor Class (class)	2002
T. Rowe Price International Value Equity Fund—I Class (class)	2015
T. Rowe Price International Value Equity Fund—R Class (class)	2002
T. Rowe Price International Value Equity Fund—Z Class (class)	2020
T. Rowe Price Japan Fund (series)	1991
T. Rowe Price Japan Fund (Investor Class)	1991
T. Rowe Price Japan Fund—I Class (class)	2017
T. Rowe Price Japan Fund—Z Class (class)	2021
T. Rowe Price Latin America Fund (series)	1993
T. Rowe Price Latin America Fund (Investor Class)	1993
T. Rowe Price Latin America Fund—I Class (class)	2017
T. Rowe Price Latin America Fund—Z Class (class)	2021
T. Rowe Price New Asia Fund (series)	1990
T. Rowe Price New Asia Fund (Investor Class)	1990
T. Rowe Price New Asia Fund—I Class (class)	2015
T. Rowe Price New Asia Fund—Z Class (class)	2021

Corporations	Year of Inception
T. Rowe Price Overseas Stock Fund (series)	2006
T. Rowe Price Overseas Stock Fund (Investor Class)	2006
T. Rowe Price Overseas Stock Fund—Advisor Class (class)	2015
T. Rowe Price Overseas Stock Fund—I Class (class)	2015
T. Rowe Price Overseas Stock Fund—Z Class (class)	2020
T. Rowe Price International Index Fund, Inc. (corporation)	2000
T. Rowe Price International Equity Index Fund (series)	2000
T. Rowe Price International Equity Index Fund (Investor Class)	2000
T. Rowe Price International Equity Index Fund—Z Class (class)	2020
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. (corporation)	2006
T. Rowe Price Limited Duration Inflation Focused Bond Fund (series)	2006
T. Rowe Price Limited Duration Inflation Focused Bond Fund (Investor Class)	2006
T. Rowe Price Limited Duration Inflation Focused Bond Fund—I Class (class)	2015
T. Rowe Price Limited Duration Inflation Focused Bond Fund—Z Class (class)	2020
T. Rowe Price Mid-Cap Growth Fund, Inc. (corporation)	1992
T. Rowe Price Mid-Cap Growth Fund (series)	1992
T. Rowe Price Mid-Cap Growth Fund (Investor Class)	1992
T. Rowe Price Mid-Cap Growth Fund—Advisor Class (class)	2000
T. Rowe Price Mid-Cap Growth Fund—I Class (class)	2015
T. Rowe Price Mid-Cap Growth Fund—R Class (class)	2002
T. Rowe Price Mid-Cap Growth Fund—Z Class (class)	2020
T. Rowe Price Mid-Cap Value Fund, Inc. (corporation)	1996
T. Rowe Price Mid-Cap Value Fund (series)	1996
T. Rowe Price Mid-Cap Value Fund (Investor Class)	1996
T. Rowe Price Mid-Cap Value Fund—Advisor Class (class)	2002
T. Rowe Price Mid-Cap Value Fund—I Class (class)	2015
T. Rowe Price Mid-Cap Value Fund—R Class (class)	2002
T. Rowe Price Mid-Cap Value Fund—Z Class (class)	2020
T. Rowe Price Multi-Sector Account Portfolios, Inc. (corporation)	2011
T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio (series)	2012
T. Rowe Price Emerging Markets Local Multi-Sector Account Portfolio (series)	2012
T. Rowe Price Floating Rate Multi-Sector Account Portfolio (series)	2012
T. Rowe Price High Yield Multi-Sector Account Portfolio (series)	2012
T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio (series)	2012
T. Rowe Price Mortgage-Backed Securities Multi-Sector Account Portfolio (series)	2012
T. Rowe Price Multi-Strategy Total Return Fund, Inc. (corporation)	2018
T. Rowe Price Multi-Strategy Total Return Fund (series)	2018
T. Rowe Price Multi-Strategy Total Return Fund (Investor Class)	2018
T. Rowe Price Multi-Strategy Total Return Fund—Advisor Class (class)	(c)
T. Rowe Price Multi-Strategy Total Return Fund—I Class (class)	2018
T. Rowe Price New Era Fund, Inc. (corporation)	1969
T. Rowe Price New Era Fund (series)	1969
T. Rowe Price New Era Fund (Investor Class)	1969
T. Rowe Price New Era Fund—I Class (class)	2015
T. Rowe Price New Horizons Fund, Inc. (corporation)	1960
T. Rowe Price New Horizons Fund (series)	1960
T. Rowe Price New Horizons Fund (Investor Class)	1960
T. Rowe Price New Horizons Fund—I Class (class)	2015
T. Rowe Price New Horizons Fund—Z Class (class)	2020
T. Rowe Price New Income Fund, Inc. (corporation)	1973
T. Rowe Price New Income Fund (series)	1973
T. Rowe Price New Income Fund (Investor Class)	1973
T. Rowe Price New Income Fund—Advisor Class (class)	2002
T. Rowe Price New Income Fund—I Class (class)	2015
T. Rowe Price New Income Fund—R Class (class)	2002
T. Rowe Price New Income Fund—Z Class (class)	2020
T. Rowe Price QM U.S. Bond Index Fund, Inc. (corporation)	2000
T. Rowe Price QM U.S. Bond Index Fund (series)	2000
T. Rowe Price QM U.S. Bond Index Fund (Investor Class)	2000
T. Rowe Price QM U.S. Bond Index Fund—I Class (class)	2020
T. Rowe Price QM U.S. Bond Index Fund—Z Class (class)	2020

Corporations	Year of Inception
T. Rowe Price Quantitative Management Funds, Inc. (corporation)	1997
T. Rowe Price QM Global Equity Fund (series)	2016
T. Rowe Price QM Global Equity Fund (Investor Class)	2016
T. Rowe Price QM Global Equity Fund—Advisor Class (class)	2016
T. Rowe Price QM Global Equity Fund—I Class (class)	2016
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund (series)	2016
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund (Investor Class)	2016
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—Advisor Class (class)	2016
T. Rowe Price QM U.S. Small & Mid-Cap Core Equity Fund—I Class (class)	2016
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund (series)	1997
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund (Investor Class)	1997
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—Advisor Class (class)	2016
T. Rowe Price QM U.S. Small-Cap Growth Equity Fund—I Class (class)	2016
T. Rowe Price QM U.S. Value Equity Fund (series)	2016
T. Rowe Price QM U.S. Value Equity Fund (Investor Class)	2016
T. Rowe Price QM U.S. Value Equity Fund—Advisor Class (class)	2016
T. Rowe Price QM U.S. Value Equity Fund—I Class (class)	2016
T. Rowe Price Real Assets Fund, Inc. (corporation)	2010
T. Rowe Price Real Assets Fund (series)	2010
T. Rowe Price Real Assets Fund (Investor Class)	2010
T. Rowe Price Real Assets Fund—I Class (class)	2015
T. Rowe Price Real Assets Fund—Z Class (class)	2020
T. Rowe Price Real Estate Fund, Inc. (corporation)	1997
T. Rowe Price Real Estate Fund (series)	1997
T. Rowe Price Real Estate Fund (Investor Class)	1997
T. Rowe Price Real Estate Fund—Advisor Class (class)	2004
T. Rowe Price Real Estate Fund—I Class (class)	2015
T. Rowe Price Reserve Investment Funds, Inc. (corporation)	1997
T. Rowe Price Government Reserve Fund (series)	1997
T. Rowe Price Short-Term Fund (series)	2013
T. Rowe Price Short-Term Government Fund (series)	(c)
T. Rowe Price Transition Fund (series)	2020
T. Rowe Price Treasury Reserve Fund (series)	2013
T. Rowe Price Retirement Funds, Inc. (corporation)	2002
T. Rowe Price Retirement 2005 Fund (series)	2004
T. Rowe Price Retirement 2005 Fund (Investor Class)	2004
T. Rowe Price Retirement 2005 Fund—Advisor Class (class)	2007
T. Rowe Price Retirement 2005 Fund—R Class (class)	2007
T. Rowe Price Retirement 2010 Fund (series)	2002
T. Rowe Price Retirement 2010 Fund (Investor Class)	2002
T. Rowe Price Retirement 2010 Fund—Advisor Class (class)	2003
T. Rowe Price Retirement 2010 Fund—R Class (class)	2003
T. Rowe Price Retirement 2015 Fund (series)	2004
T. Rowe Price Retirement 2015 Fund (Investor Class)	2004
T. Rowe Price Retirement 2015 Fund—Advisor Class (class)	2007
T. Rowe Price Retirement 2015 Fund—R Class (class)	2007
T. Rowe Price Retirement 2020 Fund (series)	2002
T. Rowe Price Retirement 2020 Fund (Investor Class)	2002
T. Rowe Price Retirement 2020 Fund—Advisor Class (class)	2003
T. Rowe Price Retirement 2020 Fund—R Class (class)	2003
T. Rowe Price Retirement 2025 Fund (series)	2004
T. Rowe Price Retirement 2025 Fund (Investor Class)	2004
T. Rowe Price Retirement 2025 Fund—Advisor Class (class)	2007
T. Rowe Price Retirement 2025 Fund—R Class (class)	2007
T. Rowe Price Retirement 2030 Fund (series)	2002
T. Rowe Price Retirement 2030 Fund (Investor Class)	2002
T. Rowe Price Retirement 2030 Fund—Advisor Class (class)	2003
T. Rowe Price Retirement 2030 Fund—R Class (class)	2003
T. Rowe Price Retirement 2035 Fund (series)	2004
T. Rowe Price Retirement 2035 Fund (Investor Class)	2004
T. Rowe Price Retirement 2035 Fund—Advisor Class (class)	2007
T. Rowe Price Retirement 2035 Fund—R Class (class)	2007

Corporations	Year of Inception
T. Rowe Price Retirement 2040 Fund (series)	2002
T. Rowe Price Retirement 2040 Fund (Investor Class)	2002
T. Rowe Price Retirement 2040 Fund—Advisor Class (class)	2003
T. Rowe Price Retirement 2040 Fund—R Class (class)	2003
T. Rowe Price Retirement 2045 Fund (series)	2005
T. Rowe Price Retirement 2045 Fund (Investor Class)	2005
T. Rowe Price Retirement 2045 Fund—Advisor Class (class)	2007
T. Rowe Price Retirement 2045 Fund—R Class (class)	2007
T. Rowe Price Retirement 2050 Fund (series)	2006
T. Rowe Price Retirement 2050 Fund (Investor Class)	2006
T. Rowe Price Retirement 2050 Fund—Advisor Class (class)	2006
T. Rowe Price Retirement 2050 Fund—R Class (class)	2006
T. Rowe Price Retirement 2055 Fund (series)	2006
T. Rowe Price Retirement 2055 Fund (Investor Class)	2006
T. Rowe Price Retirement 2055 Fund—Advisor Class (class)	2007
T. Rowe Price Retirement 2055 Fund—R Class (class)	2007
T. Rowe Price Retirement 2060 Fund (series)	2014
T. Rowe Price Retirement 2060 Fund (Investor Class)	2014
T. Rowe Price Retirement 2060 Fund—Advisor Class (class)	2014
T. Rowe Price Retirement 2060 Fund—R Class (class)	2014
T. Rowe Price Retirement 2065 Fund (series)	2020
T. Rowe Price Retirement 2065 Fund (Investor Class)	2020
T. Rowe Price Retirement 2065 Fund—Advisor Class (class)	2020
T. Rowe Price Retirement 2065 Fund—R Class (class)	2020
T. Rowe Price Retirement Balanced Fund (series)	2002
T. Rowe Price Retirement Balanced Fund (Investor Class)	2002
T. Rowe Price Retirement Balanced Fund—Advisor Class (class)	2003
T. Rowe Price Retirement Balanced Fund—R Class (class)	2003
T. Rowe Price Retirement Blend 2005 Fund (series)	2021
T. Rowe Price Retirement Blend 2005 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2005 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2010 Fund (series)	2021
T. Rowe Price Retirement Blend 2010 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2010 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2015 Fund (series)	2021
T. Rowe Price Retirement Blend 2015 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2015 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2020 Fund (series)	2021
T. Rowe Price Retirement Blend 2020 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2020 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2025 Fund (series)	2021
T. Rowe Price Retirement Blend 2025 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2025 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2030 Fund (series)	2021
T. Rowe Price Retirement Blend 2030 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2030 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2035 Fund (series)	2021
T. Rowe Price Retirement Blend 2035 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2035 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2040 Fund (series)	2021
T. Rowe Price Retirement Blend 2040 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2040 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2045 Fund (series)	2021
T. Rowe Price Retirement Blend 2045 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2045 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2050 Fund (series)	2021
T. Rowe Price Retirement Blend 2050 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2050 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2055 Fund (series)	2021
T. Rowe Price Retirement Blend 2055 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2055 Fund—I Class (class)	2021

Corporations	Year of Inception
T. Rowe Price Retirement Blend 2060 Fund (series)	2021
T. Rowe Price Retirement Blend 2060 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2060 Fund—I Class (class)	2021
T. Rowe Price Retirement Blend 2065 Fund (series)	2021
T. Rowe Price Retirement Blend 2065 Fund (Investor Class)	2021
T. Rowe Price Retirement Blend 2065 Fund—I Class (class)	2021
T. Rowe Price Retirement I 2005 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2010 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2015 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2020 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2025 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2030 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2035 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2040 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2045 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2050 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2055 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2060 Fund—I Class (series)	2015
T. Rowe Price Retirement I 2065 Fund—I Class (series)	2020
T. Rowe Price Retirement Balanced I Fund—I Class (series)	2015
T. Rowe Price Retirement Income 2020 Fund (series)	2017
T. Rowe Price Target 2005 Fund (series)	2013
T. Rowe Price Target 2005 Fund (Investor Class)	2013
T. Rowe Price Target 2005 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2005 Fund—I Class (class)	2016
T. Rowe Price Target 2010 Fund (series)	2013
T. Rowe Price Target 2010 Fund (Investor Class)	2013
T. Rowe Price Target 2010 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2010 Fund—I Class (class)	2016
T. Rowe Price Target 2015 Fund (series)	2013
T. Rowe Price Target 2015 Fund (Investor Class)	2013
T. Rowe Price Target 2015 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2015 Fund—I Class (class)	2016
T. Rowe Price Target 2020 Fund (series)	2013
T. Rowe Price Target 2020 Fund (Investor Class)	2013
T. Rowe Price Target 2020 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2020 Fund—I Class (class)	2016
T. Rowe Price Target 2025 Fund (series)	2013
T. Rowe Price Target 2025 Fund (Investor Class)	2013
T. Rowe Price Target 2025 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2025 Fund—I Class (class)	2016
T. Rowe Price Target 2030 Fund (series)	2013
T. Rowe Price Target 2030 Fund (Investor Class)	2013
T. Rowe Price Target 2030 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2030 Fund—I Class (class)	2016
T. Rowe Price Target 2035 Fund (series)	2013
T. Rowe Price Target 2035 Fund (Investor Class)	2013
T. Rowe Price Target 2035 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2035 Fund—I Class (class)	2016
T. Rowe Price Target 2040 Fund (series)	2013
T. Rowe Price Target 2040 Fund (Investor Class)	2013
T. Rowe Price Target 2040 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2040 Fund—I Class (class)	2016
T. Rowe Price Target 2045 Fund (series)	2013
T. Rowe Price Target 2045 Fund (Investor Class)	2013
T. Rowe Price Target 2045 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2045 Fund—I Class (class)	2016
T. Rowe Price Target 2050 Fund (series)	2013
T. Rowe Price Target 2050 Fund (Investor Class)	2013
T. Rowe Price Target 2050 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2050 Fund—I Class (class)	2016

Corporations	Year of Inception
T. Rowe Price Target 2055 Fund (series)	2013
T. Rowe Price Target 2055 Fund (Investor Class)	2013
T. Rowe Price Target 2055 Fund—Advisor Class (class)	2013
T. Rowe Price Target 2055 Fund—I Class (class)	2016
T. Rowe Price Target 2060 Fund (series)	2014
T. Rowe Price Target 2060 Fund (Investor Class)	2014
T. Rowe Price Target 2060 Fund—Advisor Class (class)	2014
T. Rowe Price Target 2060 Fund—I Class (class)	2016
T. Rowe Price Target 2065 Fund (series)	2020
T. Rowe Price Target 2065 Fund (Investor Class)	2020
T. Rowe Price Target 2065 Fund—Advisor Class (class)	2020
T. Rowe Price Target 2065 Fund—I Class (class)	2020
T. Rowe Price Science & Technology Fund, Inc. (corporation)	1987
T. Rowe Price Science & Technology Fund (series)	1987
T. Rowe Price Science & Technology Fund (Investor Class)	1987
T. Rowe Price Science & Technology Fund—Advisor Class (class)	2000
T. Rowe Price Science & Technology Fund—I Class (class)	2016
T. Rowe Price Short-Term Bond Fund, Inc. (corporation)	1984
T. Rowe Price Short Duration Income Fund (series)	2020
T. Rowe Price Short Duration Income Fund (Investor Class)	2020
T. Rowe Price Short Duration Income Fund—I Class (class)	2020
T. Rowe Price Short-Term Bond Fund (series)	1984
T. Rowe Price Short-Term Bond Fund (Investor Class)	1984
T. Rowe Price Short-Term Bond Fund—Advisor Class (class)	2004
T. Rowe Price Short-Term Bond Fund—I Class (class)	2015
T. Rowe Price Short-Term Bond Fund—Z Class (class)	2020
T. Rowe Price Ultra Short-Term Bond Fund (series)	2012
T. Rowe Price Ultra Short-Term Bond Fund (Investor Class)	2012
T. Rowe Price Ultra Short-Term Bond Fund—I Class (class)	2017
T. Rowe Price Ultra Short-Term Bond Fund—Z Class (class)	2021
T. Rowe Price Small-Cap Stock Fund, Inc. (corporation)	1956
T. Rowe Price Small-Cap Stock Fund (series)	1956
T. Rowe Price Small-Cap Stock Fund (Investor Class)	1956
T. Rowe Price Small-Cap Stock Fund—Advisor Class (class)	2000
T. Rowe Price Small-Cap Stock Fund—I Class (class)	2015
T. Rowe Price Small-Cap Stock Fund—Z Class (class)	2020
T. Rowe Price Small-Cap Value Fund, Inc. (corporation)	1988
T. Rowe Price Small-Cap Value Fund (series)	1988
T. Rowe Price Small-Cap Value Fund (Investor Class)	1988
T. Rowe Price Small-Cap Value Fund—Advisor Class (class)	2000
T. Rowe Price Small-Cap Value Fund—I Class (class)	2015
T. Rowe Price Small-Cap Value Fund—Z Class (class)	2020
T. Rowe Price Spectrum Fund, Inc. (corporation)	1987
Spectrum Diversified Equity Fund (series)	1990
Spectrum Diversified Equity Fund—I Class (class)	2021
Spectrum Income Fund (series)	1990
Spectrum Income Fund—I Class (class)	2021
Spectrum International Equity Fund (series)	1996
Spectrum International Equity Fund—I Class (class)	2021
T. Rowe Price Spectrum Funds II, Inc. (corporation)	1994
T. Rowe Price Spectrum Conservative Allocation Fund (series)	1994
T. Rowe Price Spectrum Conservative Allocation Fund (Investor Class)	1994
T. Rowe Price Spectrum Conservative Allocation Fund—I Class (class)	2016
T. Rowe Price Spectrum Moderate Allocation Fund (series)	1994
T. Rowe Price Spectrum Moderate Allocation Fund (Investor Class)	1994
T. Rowe Price Spectrum Moderate Allocation Fund—I Class (class)	2016
T. Rowe Price Spectrum Moderate Growth Allocation Fund (series)	1994
T. Rowe Price Spectrum Moderate Growth Allocation Fund (Investor Class)	1994
T. Rowe Price Spectrum Moderate Growth Allocation Fund—I Class (class)	2016
T. Rowe Price State Tax-Free Funds, Inc. (corporation)(a)	1986
T. Rowe Price California Tax-Free Bond Fund (series)	1986
T. Rowe Price California Tax-Free Bond Fund (Investor Class)	1986
T. Rowe Price California Tax-Free Bond Fund—I Class (class)	2017

Corporations	Year of Inception
T. Rowe Price Georgia Tax-Free Bond Fund (series)	1993
T. Rowe Price Georgia Tax-Free Bond Fund (Investor Class)	1993
T. Rowe Price Georgia Tax-Free Bond Fund—I Class (class)	2017
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund (series)	1993
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund (Investor Class)	1993
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund—I Class (class)	2017
T. Rowe Price Maryland Tax-Free Bond Fund (series)	1987
T. Rowe Price Maryland Tax-Free Bond Fund (Investor Class)	1987
T. Rowe Price Maryland Tax-Free Bond Fund—I Class (class)	2017
T. Rowe Price Maryland Tax-Free Money Fund (series)	2001
T. Rowe Price Maryland Tax-Free Money Fund (Investor Class)	2001
T. Rowe Price Maryland Tax-Free Money Fund—I Class (class)	2017
T. Rowe Price New Jersey Tax-Free Bond Fund (series)	1991
T. Rowe Price New Jersey Tax-Free Bond Fund (Investor Class)	1991
T. Rowe Price New Jersey Tax-Free Bond Fund—I Class (class)	2017
T. Rowe Price New York Tax-Free Bond Fund (series)	1986
T. Rowe Price New York Tax-Free Bond Fund (Investor Class)	1986
T. Rowe Price New York Tax-Free Bond Fund—I Class (class)	2017
T. Rowe Price Virginia Tax-Free Bond Fund (series)	1991
T. Rowe Price Virginia Tax-Free Bond Fund (Investor Class)	1991
T. Rowe Price Virginia Tax-Free Bond Fund—I Class (class)	2017
T. Rowe Price Summit Funds, Inc. (corporation)	1993
T. Rowe Price Cash Reserves Fund (series)	1993
T. Rowe Price Cash Reserves Fund (Investor Class)	1993
T. Rowe Price Summit Municipal Funds, Inc. (corporation)	1993
T. Rowe Price Summit Municipal Intermediate Fund (series)	1993
T. Rowe Price Summit Municipal Intermediate Fund (Investor Class)	1993
T. Rowe Price Summit Municipal Intermediate Fund—Advisor Class (class)	2012
T. Rowe Price Summit Municipal Intermediate Fund—I Class (class)	2019
T. Rowe Price Summit Municipal Income Fund (series)	1993
T. Rowe Price Summit Municipal Income Fund (Investor Class)	1993
T. Rowe Price Summit Municipal Income Fund—Advisor Class (class)	2012
T. Rowe Price Summit Municipal Income Fund—I Class (class)	2019
T. Rowe Price Tax-Efficient Funds, Inc. (corporation)	1997
T. Rowe Price Tax-Efficient Equity Fund (series)	2000
T. Rowe Price Tax-Efficient Equity Fund (Investor Class)	2000
T. Rowe Price Tax-Efficient Equity Fund—I Class (class)	2017
T. Rowe Price Tax-Exempt Money Fund, Inc. (corporation)	1981
T. Rowe Price Tax-Exempt Money Fund (series)	1981
T. Rowe Price Tax-Exempt Money Fund (Investor Class)	1981
T. Rowe Price Tax-Exempt Money Fund—I Class(class)	2017
T. Rowe Price Tax-Free High Yield Fund, Inc. (corporation)	1985
T. Rowe Price Tax-Free High Yield Fund (series)	1985
T. Rowe Price Tax-Free High Yield Fund (Investor Class)	1985
T. Rowe Price Tax-Free High Yield Fund—Advisor Class (class)	2012
T. Rowe Price Tax-Free High Yield Fund—I Class (class)	2016
T. Rowe Price Tax-Free Income Fund, Inc. (corporation)	1976
T. Rowe Price Tax-Free Income Fund (series)	1976
T. Rowe Price Tax-Free Income Fund (Investor Class)	1976
T. Rowe Price Tax-Free Income Fund—Advisor Class (class)	2002
T. Rowe Price Tax-Free Income Fund—I Class (class)	2017
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (corporation)	1983
T. Rowe Price Tax-Free Short-Intermediate Fund (series)	1983
T. Rowe Price Tax-Free Short-Intermediate Fund (Investor Class)	1983
T. Rowe Price Tax-Free Short-Intermediate Fund—Advisor Class (class)	2012
T. Rowe Price Tax-Free Short-Intermediate Fund—I Class (class)	2016
T. Rowe Price Total Return Fund, Inc. (corporation)	2016
T. Rowe Price Total Return Fund (series)	2016
T. Rowe Price Total Return Fund (Investor Class)	2016
T. Rowe Price Total Return Fund—Advisor Class (class)	2016
T. Rowe Price Total Return Fund—I Class (class)	2016

Corporations	Year of Inception
T. Rowe Price U.S. Equity Research Fund, Inc. (corporation)	1994
T. Rowe Price U.S. Equity Research Fund (series)	1994
T. Rowe Price U.S. Equity Research Fund (Investor Class)	1994
T. Rowe Price U.S. Equity Research Fund—Advisor Class (class)	2004
T. Rowe Price U.S. Equity Research Fund—I Class (class)	2016
T. Rowe Price U.S. Equity Research Fund—R Class (class)	2004
T. Rowe Price U.S. Equity Research Fund—Z Class (class)	2021
T. Rowe Price U.S. Large-Cap Core Fund, Inc. (corporation)	2009
T. Rowe Price U.S. Large-Cap Core Fund (series)	2009
T. Rowe Price U.S. Large-Cap Core Fund (Investor Class)	2009
T. Rowe Price U.S. Large-Cap Core Fund—Advisor Class (class)	2009
T. Rowe Price U.S. Large-Cap Core Fund—I Class (class)	2016
T. Rowe Price U.S. Large-Cap Core Fund—Z Class (class)	2020
T. Rowe Price U.S. Treasury Funds, Inc. (corporation)	1989
T. Rowe Price U.S. Treasury Intermediate Index Fund (series)	1989
T. Rowe Price U.S. Treasury Intermediate Index Fund (Investor Class)	1989
T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class (class)	2017
T. Rowe Price U.S. Treasury Intermediate Index Fund—Z Class (class)	2021
T. Rowe Price U.S. Treasury Long-Term Index Fund (series)	1989
T. Rowe Price U.S. Treasury Long-Term Index Fund (Investor Class)	1989
T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class (class)	2017
T. Rowe Price U.S. Treasury Long-Term Index Fund—Z Class (class)	2020
T. Rowe Price U.S. Treasury Money Fund (series)	1982
T. Rowe Price U.S. Treasury Money Fund (Investor Class)	1982
T. Rowe Price U.S. Treasury Money Fund—I Class (class)	2017
T. Rowe Price U.S. Treasury Money Fund—Z Class (class)	2020
T. Rowe Price Value Fund, Inc. (corporation)	1994
T. Rowe Price Value Fund (series)	1994
T. Rowe Price Value Fund (Investor Class)	1994
T. Rowe Price Value Fund—Advisor Class (class)	2000
T. Rowe Price Value Fund—I Class (class)	2015
T. Rowe Price Value Fund—Z Class (class)	2020

(a) Reflects the inception date of the corporation’s predecessor, a Massachusetts business trust. The predecessor was reorganized and redomiciled into a Maryland corporation on October 30, 2017. Has not yet incepted.

(b) Reflects the inception date of the Henderson High Yield Opportunities Fund. The U.S. High Yield Fund’s Investor Class incepted in 2017.

(c) Has not yet incepted.

All-Cap Opportunities Fund

On October 30, 2017, the fund was reorganized and redomiciled into a corresponding, newly organized Maryland corporation. Prior to that time, the fund was organized as a Massachusetts business trust. Effective March 1, 2021, the fund’s name was changed from T. Rowe Price New America Growth Fund to T. Rowe Price All-Cap Opportunities Fund.

Balanced Fund

On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

California Tax-Free Bond, Georgia Tax-Free Bond, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, Maryland Tax-Free Money, New Jersey Tax-Free Bond, New York Tax-Free Bond, and Virginia Tax-Free Bond Funds

On October 30, 2017, each fund was reorganized and redomiciled as series of a newly organized Maryland corporation, T. Rowe Price State Tax-Free Funds, Inc. Prior to that time, the California Tax-Free Bond Fund was organized as a sub-trust of T. Rowe Price California Tax-Free Income Trust, a Massachusetts business trust, and each of the Georgia Tax-Free Bond, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, Maryland Tax-Free Money, New Jersey Tax-Free

Bond, New York Tax-Free Bond, and Virginia Tax-Free Bond Funds were each organized as a sub-trust of T. Rowe Price State Tax-Free Income Trust, a Massachusetts business trust.

Capital Appreciation, Equity Income, and GNMA Funds

On October 30, 2017, each fund was reorganized and redomiciled into corresponding, newly organized Maryland corporations. Prior to that time, each fund was organized as a Massachusetts business trust.

Cash Reserves Fund

Effective August 1, 2016, the fund’s name was changed from T. Rowe Price Summit Cash Reserves Fund to T. Rowe Price Cash Reserves Fund.

Communications & Technology Fund

Effective May 1, 2018, the fund’s name was changed from T. Rowe Price Media & Telecommunications Fund to T. Rowe Price Communications & Technology Fund.

On July 28, 1997, the fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion, the fund was known as New Age Media Fund.

Dynamic Global Bond Fund

Effective May 1, 2017, the fund’s name was changed from T. Rowe Price Global Unconstrained Bond Fund to T. Rowe Price Dynamic Global Bond Fund.

Emerging Europe Fund

Effective March 1, 2012, the fund’s name was changed from T. Rowe Price Emerging Europe & Mediterranean Fund to T. Rowe Price Emerging Europe Fund.

Emerging Markets Corporate Multi-Sector Account Portfolio

Effective July 1, 2013, the fund’s name was changed from T. Rowe Price Emerging Markets Bond Multi-Sector Account Portfolio to T. Rowe Price Emerging Markets Corporate Multi-Sector Account Portfolio.

Emerging Markets Discovery Stock Fund

Effective March 1, 2019, the fund’s name was changed from T. Rowe Price Emerging Markets Value Stock Fund to T. Rowe Price Emerging Markets Discovery Stock Fund.

Equity Index 500 Fund

Effective January 30, 1998, the fund’s name was changed from T. Rowe Price Equity Index Fund to T. Rowe Price Equity Index 500 Fund.

Global Growth Stock Fund and Global Growth Stock Fund—Advisor Class

Effective November 1, 2013, the funds’ names were changed from T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class to T. Rowe Price Global Growth Stock Fund and T. Rowe Price Global Growth Stock Fund—Advisor Class, respectively.

Global Multi-Sector Bond Fund and Global Multi-Sector Bond Fund—Advisor Class

Effective July 1, 2015, the funds’ names were changed from T. Rowe Price Strategic Income Fund and T. Rowe Price Strategic Income Fund—Advisor Class to T. Rowe Price Global Multi-Sector Bond Fund and T. Rowe Price Global Multi-Sector Bond Fund—Advisor Class, respectively.

Global Value Equity Fund—I Class

Effective March 1, 2020, the fund’s name was changed from T. Rowe Price Institutional Global Value Equity Fund to T. Rowe Price Global Value Equity Fund—I Class.

Government Money Fund

Effective August 1, 2016, the fund’s name was changed from T. Rowe Price Prime Reserve Fund to T. Rowe Price Government Money Fund.

Government Reserve Fund

Effective August 1, 2016, the fund’s name was changed from T. Rowe Price Reserve Investment Fund to T. Rowe Price Government Reserve Fund.

Institutional International Disciplined Equity Fund

Effective March 1, 2019, the fund’s name was changed from T. Rowe Price Institutional International Concentrated Equity Fund to T. Rowe Price Institutional International Disciplined Equity Fund. Prior to November 1, 2014, the fund was named T. Rowe Price Institutional Concentrated International Equity Fund.

International Disciplined Equity Fund

Effective March 1, 2019, the fund’s name was changed from T. Rowe Price International Concentrated Equity Fund to T. Rowe Price International Disciplined Equity Fund.

International Value Equity Fund

Effective January 1, 2017, the fund’s name was changed from T. Rowe Price International Growth & Income Fund to T. Rowe Price International Value Equity Fund.

Large-Cap Growth Fund—I Class

Effective May 1, 2020, the fund’s name was changed from T. Rowe Price Institutional Large-Cap Growth Fund to T. Rowe Price Large-Cap Growth Fund—I Class.

Large-Cap Value Fund—I Class

Effective May 1, 2020, the fund’s name was changed from T. Rowe Price Institutional Large-Cap Value Fund to T. Rowe Price Large-Cap Value Fund—I Class.

Limited Duration Inflation Focused Bond Fund

Effective September 29, 2015, the fund’s name was changed from T. Rowe Price Inflation Focused Bond Fund to T. Rowe Price Limited Duration Inflation Focused Bond Fund. Prior to July 7, 2010, the fund was named T. Rowe Price Short-Term Income Fund.

QM U.S. Bond Index Fund

Effective October 1, 2020, the fund’s name was changed from T. Rowe Price U.S. Bond Enhanced Index Fund to T. Rowe Price QM U.S. Bond Index Fund. Prior to May 6, 2011, the fund’s name was T. Rowe Price U.S. Bond Index Fund.

QM U.S. Small-Cap Growth Equity Fund

Effective February 24, 2016, the fund’s name was changed from T. Rowe Price Diversified Small-Cap Growth Fund to T. Rowe Price QM U.S. Small-Cap Growth Equity Fund.

Retirement Balanced Fund, Retirement Balanced Fund—Advisor Class, and Retirement Balanced Fund—R Class

Effective December 29, 2014, the funds’ names were changed from T. Rowe Price Retirement Income Fund, T. Rowe Price Retirement Income Fund—Advisor Class, and T. Rowe Price Retirement Income Fund—R Class to T. Rowe Price Retirement Balanced Fund, T. Rowe Price Retirement Balanced Fund—Advisor Class, and T. Rowe Price Retirement Balanced Fund—R Class, respectively.

Short-Term Fund

Effective October 1, 2016, the fund’s name was changed from T. Rowe Price Short-Term Reserve Fund to T. Rowe Price Short-Term Fund.

Short-Term Government Fund

Effective October 1, 2016, the fund’s name was changed from T. Rowe Price Short-Term Government Reserve Fund to T. Rowe Price Short-Term Government Fund.

Small-Cap Stock Fund

Effective May 1, 1997, the fund’s name was changed from T. Rowe Price OTC Fund to T. Rowe Price Small-Cap Stock Fund.

Spectrum Conservative Allocation Fund, Spectrum Moderate Allocation Fund, and Spectrum Moderate Growth Allocation Fund

Effective January 1, 2020, the funds’ names were changed from T. Rowe Price Personal Strategy Balanced Fund, T. Rowe Price Personal Strategy Growth Fund, and T. Rowe Price Personal Strategy Income Fund to T. Rowe Price Moderate Allocation Fund, T. Rowe Price Moderate Growth Allocation Fund, and T. Rowe Price Conservative Allocation Fund, respectively.

Spectrum Diversified Equity Fund and Spectrum International Equity Fund

Effective January 4, 2021, the funds’ names were changed from Spectrum Growth Fund and Spectrum International Fund to T. Rowe Price Spectrum Diversified Equity Fund and T. Rowe Price Spectrum International Equity Fund, respectively.

Target 2005 Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Target 2060 Fund, Target 2005 Fund—Advisor Class, Target 2010 Fund—Advisor Class, Target 2015 Fund—Advisor Class, Target 2020 Fund—Advisor Class, Target 2025 Fund—Advisor Class, Target 2030 Fund—Advisor Class, Target 2035 Fund—Advisor Class, Target 2040 Fund—Advisor Class, Target 2045 Fund—Advisor Class, Target 2050 Fund—Advisor Class, Target 2055 Fund—Advisor Class, and Target 2060 Fund—Advisor Class

Effective February 24, 2016, the fund’s names were changed from Target Retirement 2005 Fund, Target Retirement 2010 Fund, Target Retirement 2015 Fund, Target Retirement 2020 Fund, Target Retirement 2025 Fund, Target Retirement 2030 Fund, Target Retirement 2035 Fund, Target Retirement 2040 Fund, Target Retirement 2045 Fund, Target Retirement 2050 Fund, Target Retirement 2055 Fund, Target Retirement 2060 Fund, Target Retirement 2005 Fund—Advisor Class, Target Retirement 2010 Fund—Advisor Class, Target Retirement 2015 Fund—Advisor Class, Target Retirement 2020 Fund—Advisor Class, Target Retirement 2025 Fund—Advisor Class, Target Retirement 2030 Fund—Advisor Class, Target Retirement 2035 Fund—Advisor Class, Target Retirement 2040 Fund—Advisor Class, Target Retirement 2045 Fund—Advisor Class, Target Retirement 2050 Fund—Advisor Class, Target Retirement 2055 Fund—Advisor Class, and Target Retirement 2060 Fund—Advisor Class to Target 2005 Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Target 2060 Fund, Target 2005 Fund—Advisor Class, Target 2010 Fund—Advisor Class, Target 2015 Fund—Advisor Class, Target 2020 Fund—Advisor Class, Target 2025 Fund—Advisor Class, Target 2030 Fund—Advisor Class, Target 2035 Fund—Advisor Class, Target 2040 Fund—Advisor Class, Target 2045 Fund—Advisor Class, Target 2050 Fund—Advisor Class, Target 2055 Fund—Advisor Class, and Target 2060 Fund—Advisor Class, respectively.

Treasury Reserve Fund

Effective August 1, 2016, the fund’s name was changed from T. Rowe Price Government Reserve Investment Fund to T. Rowe Price Treasury Reserve Fund.

U.S. Equity Research Fund

Effective July 1, 2019, the fund’s name was changed from T. Rowe Price Capital Opportunity Fund to T. Rowe Price U.S. Equity Research Fund.

U.S. High Yield Fund

On May 22, 2017, all of the assets and liabilities of the Henderson High Yield Opportunities Fund were transferred to the U.S. High Yield Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization (the “Reorganization”). As a result of the Reorganization, the Henderson High Yield Opportunities Fund’s shareholders received shares of the U.S. High Yield Fund based on the value of their accounts on May 19, 2017. The U.S. High Yield

Fund’s Advisor Class assumed the performance and accounting history of the Henderson High Yield Opportunities Fund’s Class A, and the U.S. High Yield Fund’s I Class assumed the performance and accounting history of the Henderson High Yield Opportunities Fund’s Class I. Shareholders who owned Class A or Class C shares of the Henderson High Yield Opportunities Fund received Advisor Class shares of the U.S. High Yield Fund, and shareholders who owned Class I or Class R6 shares of the Henderson High Yield Opportunities Fund received I Class shares of the U.S. High Yield Fund in the Reorganization.

U.S. Treasury Intermediate Index Fund and U.S. Treasury Long-Term Index Fund

Effective October 1, 2020, the funds’ names were changed from U.S. Treasury Intermediate Fund, U.S. Treasury Intermediate Fund—I Class, U.S. Treasury Long-Term Fund, U.S. Treasury Long-Term Fund—I Class and U.S. Treasury Long-Term Fund—Z Class to T. Rowe Price U.S. Treasury Intermediate Index Fund, T. Rowe Price U.S. Treasury Intermediate Index Fund—I Class, T. Rowe Price U.S. Treasury Long-Term Index Fund, T. Rowe Price U.S. Treasury Long-Term Index Fund—I Class Fund, and T. Rowe Price U.S. Treasury Long-Term Index Fund—Z Class, respectively.

PROXY VOTING POLICIES

T. ROWE PRICE ASSOCIATES, INC., AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (Policies and Procedures) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

Fiduciary Considerations

It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client; Price Fund shareholders; or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers, and–most importantly–our investment professionals’ views in making voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social, and Governance Committee T. Rowe Price’s Environmental, Social, and Governance Committee (ESG Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the chair of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED, AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www. troweprice.com/esgpolicy.

Global Portfolio Companies

The ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using the T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. The T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations Voting of T. Rowe Price Group, Inc., common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company, or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which the T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (Excess Shares). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro-rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION, AND OVERSIGHT

The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.

PROXY VOTING POLICY AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Investment Management, Inc. (TRPIM) views proxy voting as integral to its investment management responsibilities. Certain investment advisory clients of TRPIM, including U.S.-registered investment companies which TRPIM serves as investment adviser have delegated to TRPIM certain proxy voting powers. TRPIM seeks to vote all proxies of the securities held in client accounts for which it has proxy voting authority in the best interest of those clients.

Fiduciary Responsibilities and Voting Considerations

TRPIM believes that it has a fiduciary obligation to vote proxies solely in the best interests of its clients. Our intent is to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. One of the primary factors TRPIM considers when determining the desirability of investing in a particular company is the quality and depth of its management. As the management of a portfolio company is responsible for its day-to-day operations, as well as its long-term direction and strategic planning, TRPIM believes that management, subject to the oversight of the relevant board of directors, is typically best suited to make decisions that serve the interests of shareholders. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure.

Our portfolio managers are responsible for making proxy voting decision in their clients’ best interests based on the facts and circumstances applicable to each company and issue. In addition to our own internal research, our investment personnel take into account additional factors when making voting decisions, including: our proxy voting guidelines, the issuer’s public filings, its board recommendations, its track record, country-specific best practices codes and input from external research providers. TRPIM investment personnel do not coordinate with investment personnel of its affiliated investment advisers with respect to proxy voting decisions. TRPIM’s proxy voting decisions are independent.

TRPIM seeks to vote all of its clients’ proxies. In certain circumstances, TRPIM may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. Additionally, TRPIM reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

ADMINISTRATION OF POLICY AND PROCEDURES

Environmental, Social and Governance Committee

The TRPIM Environmental, Social and Governance Committee (TRPIM ESG Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. While the TRPIM ESG Committee sets voting guidelines and serves as a resource for TRPIM portfolio management, it does not have proxy voting authority for any advisory client. Rather, voting authority and responsibility is held by the particular portfolio manager.

Responsible Investment and Governance Team

Our Responsible Investment and Governance team oversees the integration of environmental, social and governance factors into our investment processes across asset classes. This team is responsible for reviewing proxy agendas for all upcoming meetings and making company-specific recommendations, including for matters of an environmental or social nature.

Proxy Voting Team

A team of individuals employed by an affiliated entity of TRPIM is responsible for the administrative and operational aspects of the proxy voting process, which is a ministerial process that does not involve the exercise of discretion. This team is subject to policies that prevent the sharing of voting decisions between TRPIM and its affiliated investment advisers.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, TRPIM has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect TRPIM’s issue-by-issue voting guidelines as approved by the TRPIM ESG Committee, ISS maintains and implements custom voting policies for TRPIM’s advisory clients that have given it proxy voting authority.

TRPIM utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to TRPIM through ProxyExchange, an ISS application.

Each day, ISS delivers into TRPIM’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with TRPIM.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The TRPIM ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of TRPIM or its affiliates and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our investment advisory clients. Membership on the TRPIM ESG Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the TRPIM ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, the TRPIM ESG Committee regularly reviews all proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPIM ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPIM ESG Committee for immediate resolution prior to the vote.

With respect to personal conflicts of interest, the firm’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or TRPIM ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations

TRPIM has voting authority for proxies of the holdings of certain investment funds sponsored by an affiliate (the “Price Funds”) that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, TRPIM will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

TRPIM VOTING GUIDELINES

Specific proxy voting guidelines have been adopted by the TRPIM ESG Committee for all regularly occurring categories of management and shareholder proposals. Many guidelines indicate a “case by case” analysis, reflecting that the facts and circumstances of each issue may vary.

Fixed Income Strategies

Proxy voting for our fixed income portfolios is administered by the Proxy Voting team using TRPIM’s guidelines as set by the TRPIM ESG Committee. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Our policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. TRPIM’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Limitations on Voting Proxies of Banks

TRPIM’s parent holding company, T. Rowe Price Group, Inc. has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, TRPIM and its affiliated investment advisers (collectively, “T. Rowe Price”) to acquire in the aggregate on behalf of their clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (Excess Shares). The FRB Relief requires that T. Rowe Price (and thus also TRPIM) use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The TRPIM ESG Committee and the Proxy Voting Team, perform the following oversight and assurance functions, among others, over TRPIM’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with TRPIM’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the our proxy voting policy and guidelines to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

TRPIM will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

TRPIM retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the TRPIM proxy voting guidelines, TRPIM ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

FEDERAL REGISTRATION OF SHARES

The funds’ shares (except for the TRP Reserve Funds) are registered for sale under the 1933 Act. Registration of the funds’ shares are not required under any state law, but the funds are required to make certain filings with and pay fees to the states in order to sell their shares in the states.

LEGAL COUNSEL

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.

RATINGS OF COMMERCIAL PAPER

Moody’s P-1 superior capacity for repayment. P-2 strong capacity for repayment. P-3 acceptable capacity for repayment of short-term promissory obligations.

S&P A-1 highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2 satisfactory capacity to pay principal and interest. A-3 adequate capacity for timely payment, but are more vulnerable to adverse effects of changes in circumstances than higher-rated issues. B and C speculative capacity to pay principal and interest.

Fitch F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

Moody’s The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships that exist with the issuer; and recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2, or P-3.

S&P Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2, or A-3.

Fitch 1–Highest grade Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. Fitch 2–Very good grade Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

RATINGS OF CORPORATE DEBT SECURITIES

Moody’s

Aaa–Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”

Aa–Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compose what are generally known as high-grade bonds.

A–Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.

Baa–Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba–Bonds rated Ba are judged to have speculative elements: Their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B–Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa–Bonds rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to repayment of principal or payment of interest.

Ca–Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C–Bonds rated C represent the lowest rated and have extremely poor prospects of attaining investment standing.

NP–Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

AAA–This is the highest rating assigned by S&P’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA–Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A–Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB–Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC, C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D–In default.

Fitch

AAA–High-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security, or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA–Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of AAA class, but a bond so rated may be junior, though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A–Bonds rated A are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB–Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB, B, CCC, CC, and C–Bonds rated BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

RATINGS OF MUNICIPAL NOTES AND VARIABLE RATE SECURITIES

Moody’s VMIG-1/MIG-1 the best quality. VMIG-2/MIG-2 high quality, with margins of protection ample, though not so large as in the preceding group. VMIG-3/MIG-3 favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. SG adequate quality, but there is specific risk.

S&P SP-1 very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 satisfactory capacity to pay interest and principal. SP-3 speculative capacity to pay principal and interest.

Fitch F-1+ exceptionally strong credit quality, strongest degree of assurance for timely payment. F-1 very strong credit quality. F-2 good credit quality, having a satisfactory degree of assurance for timely payment. F-3 fair credit quality, assurance for timely payment is adequate, but adverse changes could cause the securities to be rated below investment grade.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)(1) Articles of Restatement of Registrant, dated August 6, 2001 (electronically filed with Amendment No. 70 dated February 27, 2004)

(a)(2) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Stock Fund—R Class, T. Rowe Price International Growth & Income Fund—Advisor Class, and T. Rowe Price International Growth & Income Fund—R Class, dated September 5, 2002 (electronically filed with Amendment No. 67 dated February 28, 2003)

(a)(3) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund, dated May 11, 2004 (electronically filed with Amendment No. 89 dated February 25, 2005)

(a)(4) Articles Supplementary of Registrant, on behalf of the T. Rowe Price Global Stock Fund—Advisor Class, dated February 7, 2006 (electronically filed with Amendment No. 92 dated February 27, 2006)

(a)(5) Articles Supplementary of Registrant, on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 dated December 21, 2006)

(a)(6) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 dated June 15, 2007)

(a)(7) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price New Asia Fund, T. Rowe Price Overseas Stock Fund, dated July 24, 2007 (electronically filed with Amendment No. 86 dated February 28, 2008)

(a)(8) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price New Asia Fund, T. Rowe Price Overseas Stock Fund, dated February 6, 2008 (electronically filed with Amendment No. 87 dated April 25, 2008)

(a)(9) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Large-Cap Equity Fund and T. Rowe Price Global Large-Cap Equity Fund—Advisor Class, dated July 24, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(a)(10) Certificate of Correction of Registrant, on behalf of T. Rowe Price Global Large-Cap Equity Fund and T. Rowe Price Global Large-Cap Equity Fund—Advisor Class, dated September 16, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(a)(11) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class, dated October 28, 2009 (electronically filed with Amendment No. 94 dated January 22, 2010)

(a)(12) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund and T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated February 3, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(a)(13) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund and T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated February 7, 2012 (electronically filed with Amendment No. 107 dated May 17, 2012)

(a)(14) Articles of Amendment of Registrant, on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated February 23, 2012 (electronically filed with Amendment No. 115 dated October 17, 2013)

(a)(15) Articles of Amendment of Registrant, on behalf of T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated August 21, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(a)(16) Articles of Supplementary of Registrant, on behalf of T. Rowe Price Global Industrials Fund, dated August 26, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(a)(17) Articles of Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price Global Infrastructure Fund, T. Rowe Price Global Infrastructure Fund—Advisor Class, T. Rowe Price Global Large-Cap Stock Fund, T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, T. Rowe Price Global Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, T. Rowe Price New Asia Fund, and T. Rowe Price Overseas Stock Fund, dated August 26, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(a)(18) Articles Supplementary of Registrant, on behalf of T. Rowe Price Asia Opportunities Fund and T. Rowe Price Asia Opportunities Fund—Advisor Class, dated February 4, 2014 (electronically filed with Amendment No. 122 dated May 15, 2014)

(a)(19) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Concentrated Equity Fund and T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated May 27, 2014 (electronically filed with Amendment No. 124 dated June 3, 2014)

(a)(20) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, T. Rowe Price Global Unconstrained Bond Fund and T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, dated November 17, 2014 (electronically filed with Amendment No. 128 dated January 15, 2015)

(a)(21) Articles Supplementary of Registrant, on behalf of T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Bond Fund—I Class, T. Rowe Price Emerging Markets Corporate Bond Fund—I Class, T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, T. Rowe Price Emerging Markets Stock Fund—I Class, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, T. Rowe Price Global High Income Bond Fund—I Class, T. Rowe Price Global Unconstrained Bond Fund—I Class, T. Rowe Price International Bond Fund—I Class, T. Rowe Price International Discovery Fund—I Class, T. Rowe Price International Growth & Income Fund—I Class, T. Rowe Price International Stock Fund—I Class, T. Rowe Price New Asia Fund—I Class, T. Rowe Price Overseas Stock Fund—Advisor Class, and T. Rowe Price Overseas Stock Fund—I Class, dated June 19, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(a)(22) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Consumer Fund, dated April 4, 2016 (electronically filed with Amendment No. 142 dated April 27, 2016)

(a)(23) Articles of Amendment of Registrant, on behalf of T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, and T. Rowe Price International Growth & Income Fund—I Class, dated November 7, 2016 (electronically filed with Amendment No. 144 dated February 24, 2017)

(a)(24) Articles Supplementary of Registrant, on behalf of T. Rowe Price Africa & Middle East Fund—I Class, T. Rowe Price Asia Opportunities Fund—I Class, T. Rowe Price Emerging Europe Fund—I Class, T. Rowe Price Emerging Markets Value Stock Fund—I Class, T. Rowe Price European Stock Fund—I Class, T. Rowe Price Global Growth Stock Fund—I Class, T. Rowe Price Global Stock Fund—I Class, T. Rowe Price International Concentrated Equity Fund—I Class, T. Rowe Price Japan Fund—I Class, and T. Rowe Price Latin America Fund—I Class, dated January 20, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(a)(25) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Industrials Fund—I Class, dated March 20, 2017 (electronically filed with Amendment No. 146 dated April 26, 2017)

(a)(26) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—I Class, and T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, dated July 7, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(a)(27) Articles Supplementary of Registrant, on behalf of T. Rowe Price Dynamic Credit Fund and T. Rowe Price Dynamic Credit Fund—I Class, dated August 15, 2018 (electronically filed with Amendment No. 155 dated September 4, 2018)

(a)(28) Articles of Amendment of Registrant, on behalf of T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, T. Rowe Price Emerging Markets Value Stock Fund—I Class, T. Rowe Price International Concentrated Equity Fund, T. Rowe Price International Concentrated Equity Fund—Advisor Class, and T. Rowe Price International Concentrated Equity Fund—I Class, dated February 1, 2019 (electronically filed with Amendment No. 160 dated February 27, 2019)

(a)(29) Articles Supplementary of Registrant, on behalf of T. Rowe Price China Evolution Equity Fund and T. Rowe Price China Evolution Equity Fund—I Class, dated August 9, 2019 (electronically filed with Amendment No. 165 dated October 15, 2019)

(a)(30) Articles Supplementary of Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged)—Z Class, dated December 3, 2019 (electronically filed with Amendment No. 167 dated December 13, 2019)

(a)(31) Articles Supplementary of Registrant, on behalf of T. Rowe Price Dynamic Global Bond Fund—Z Class, T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class, T. Rowe Price Emerging Markets Bond Fund—Z Class, T. Rowe Price Emerging Markets Stock Fund—Z Class, T. Rowe Price International Bond Fund—Z Class, T. Rowe Price International Stock Fund—Z Class, T. Rowe Price International Value Equity Fund—Z Class, and T. Rowe Price Overseas Stock Fund—Z Class, dated February 17, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(a)(32) Articles Supplementary of Registrant, on behalf of T. Rowe Price Global Impact Equity Fund, T. Rowe Price Global Impact Equity Fund—I Class, T  Rowe Price Africa & Middle East Fund—Z Class, T. Rowe Price Emerging Europe Fund—Z Class, T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class, T. Rowe Price European Stock Fund—Z Class, T. Rowe Price International Discovery Fund—Z Class, T. Rowe Price Japan Fund—Z Class, T. Rowe Price Latin America Fund—Z Class, and T. Rowe Price New Asia Fund—Z Class, dated November 5, 2020 (electronically filed with Amendment No. 179 dated February 4 , 2021)

(b) By-Laws of Registrant, as amended May 1, 1991, September 30, 1993, July 21, 1999, February 5, 2003, April 21, 2004, February 8, 2005, July 22, 2008, October 17, 2011, October 22, 2012, and July 25, 2018 (electronically filed with Amendment No. 162 dated April 29, 2019)

(c) See Article FIFTH, Capital Stock, paragraphs (B)-(E) of the Articles of Restatement, and Article II, Shareholders, in its entirety, and Article VIII, Capital Stock, in its entirety, of the Bylaws

(d)(1) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Bond Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(2) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(3) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Discovery Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(4) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price European Stock Fund, dated May 1, 1990 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(5) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price New Asia Fund, dated May 1, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(6) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Japan Fund, dated November 6, 1991 (electronically filed with Amendment No. 42 dated February 28, 1994)

(d)(7) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Latin America Fund, dated November 3, 1993 (filed with Amendment No. 41 dated December 16, 1993)

(d)(8) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated November 2, 1994 (electronically filed with Amendment No. 44 dated December 22, 1994)

(d)(9) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated January 25, 1995 (electronically filed with Amendment No. 49 dated March 22, 1995)

(d)(10) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price Global Stock Fund, dated November 1, 1995 (electronically filed with Amendment No. 51 dated December 20, 1995)

(d)(11) Investment Management Agreement between Registrant and Rowe Price-Fleming International, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated November 4, 1998 (electronically filed with Amendment No. 56 dated November 19, 1998)

(d)(12) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated April 19, 2000 (electronically filed with Amendment No. 62 dated April 28, 2000)

(d)(13) Investment Subadvisory Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Investment Services Limited with respect to T. Rowe Price International Discovery and T. Rowe Price Japan Funds, dated May 15, 2003 (electronically filed with Amendment No. 69 dated June 30, 2003)

(d)(14) Amendment to Investment Management Agreements between Registrant and T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc., dated August 1, 2004 (electronically filed with Amendment No. 89 dated February 25, 2005)

(d)(15) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated October 18, 2006 (electronically filed with Amendment No. 81 dated December 21, 2006)

(d)(16) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated April 24, 2007 (electronically filed with Amendment No. 85 dated June 15, 2007)

(d)(17) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund, dated July 22, 2008 (electronically filed with Amendment No. 89 dated October 17, 2008)

(d)(18) Investment Management Sub-Delegation Agreement between T. Rowe Price International, Inc. and T. Rowe Price Global Toshi Komon, on behalf of T. Rowe Price International Stock Fund, dated June 15, 2009 (electronically filed with Amendment No. 93 dated December 11, 2009)

(d)(19) Investment Management Agreement between Registrant and T. Rowe Price International, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, dated October 20, 2009 (electronically filed with Amendment No. 94 dated January 22, 2010)

(d)(20) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Africa & Middle East Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(21) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Europe & Mediterranean Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(22) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(23) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price European Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(24) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Large-Cap Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(25) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(26) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Infrastructure Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(27) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Discovery Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(28) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Growth & Income Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(29) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(30) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Japan Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(31) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Latin America Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(32) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price New Asia Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(33) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Overseas Stock Fund, dated December 31, 2010 (electronically filed with Amendment No. 97 dated February 28, 2011)

(d)(34) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Bond Fund, dated December 31, 2010 (electronically filed with Amendment No. 99 dated April 29, 2011)

(d)(35) Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Bond Fund, dated December 31, 2010 (electronically filed with Amendment No. 99 dated April 29, 2011)

(d)(36) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Local Currency Bond Fund and the T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated February 3, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(d)(37) Investment Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd, with respect to T. Rowe Price Emerging Markets Local Currency Bond Fund, dated February 3, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(d)(38) Investment Management Sub-Delegation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd., on behalf of T. Rowe Price International Stock Fund, dated August 1, 2011 (electronically filed with Amendment No. 103 dated February 27, 2012)

(d)(39) Amendment to Investment Management Sub-Delegation Agreement originally between T. Rowe Price International, Inc. and T. Rowe Price Global Toshi Komon, on behalf of T. Rowe Price Japan Fund, T. Rowe Price International Discovery Fund, and T. Rowe Price International Stock Fund, dated August 1, 2011 (electronically filed with Amendment No. 103 dated February 27, 2012)

(d)(40) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund and the T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated February 7, 2012 (electronically filed with Amendment No. 104 dated March 7, 2012)

(d)(41) Investment Subadvisory Agreement between and among T. Rowe Price Associates, Inc., T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund, dated December 31, 2010 (electronically filed with Amendment No. 110 dated February 27, 2013)

(d)(42) Investment Management Sub-Delegation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. on behalf of T. Rowe Price Global Infrastructure Fund, dated December 31, 2010 (electronically filed with Amendment No. 110 dated February 27, 2013)

(d)(43) First Amendment to Investment Subadvisory Agreement between and among T. Rowe Price Associates, Inc., T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Africa & Middle East Fund, T. Rowe Price Emerging Europe & Mediterranean Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price European Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price International Growth & Income Fund, T. Rowe Price International Stock Fund, T. Rowe Price Japan Fund, T. Rowe Price Latin America Fund, and T. Rowe Price New Asia Fund, dated April 24, 2012 (electronically filed with Amendment No. 110 dated February 27, 2013)

(d)(44) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Industrials Fund, dated July 24, 2013 (electronically filed with Amendment No. 115 dated October 17, 2013)

(d)(45) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Asia Opportunities Fund and the T. Rowe Price Asia Opportunities Fund—Advisor Class, dated February 4, 2014 (electronically filed with Amendment No. 122 dated May 15, 2014)

(d)(46) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Asia Opportunities Fund, dated February 4, 2014 (electronically filed with Amendment No. 122 dated May 15, 2014)

(d)(47) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Concentrated Equity Fund and the T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated April 29, 2014 (electronically filed with Amendment No. 125 dated August 12, 2014)

(d)(48) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price International Concentrated Equity Fund, dated April 29, 2014 (electronically filed with Amendment No. 125 dated August 12, 2014)

(d)(49) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global High Income Bond Fund and the T. Rowe Price Global High Income Bond Fund—Advisor Class, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(d)(50) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Unconstrained Bond Fund and the T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(d)(51) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global High Income Bond Fund, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(d)(52) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global Unconstrained Bond Fund, dated October 21, 2014 (electronically filed with Amendment No. 127 dated November 7, 2014)

(d)(53) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Emerging Markets Value Stock Fund and the T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, dated July 27, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(d)(54) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Emerging Markets Value Stock Fund, dated July 27, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(d)(55) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price Global Consumer Fund, dated February 3, 2016 (electronically filed with Amendment No. 142 dated April 27, 2016)

(d)(56) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited with respect to T. Rowe Price Global Stock Fund, dated March 1, 2016 (electronically filed with Amendment No. 151 dated February 26, 2018)

(d)(57) Investment Management Agreement between Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), and T. Rowe Price Associates, Inc., dated July 25, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(d)(58) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price International Bond Fund (USD Hedged) dated July 25, 2017 (electronically filed with Amendment No. 151 dated February 26, 2018)

(d)(59) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc., with respect to T. Rowe Price International Discovery Fund, dated April 1, 2018 (electronically filed with Amendment No. 153 dated April 26, 2018)

(d)(60) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc., with respect to T. Rowe Price Japan Fund, dated April 1, 2018 (electronically filed with Amendment No. 153 dated April 26, 2018)

(d)(61) Amendment to Restated Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., on behalf of T. Rowe Price International Bond Fund, dated August 1, 2017 (electronically filed with Amendment No. 153 dated April 26, 2018)

(d)(62) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Dynamic Credit Fund, and T. Rowe Price Associates, Inc., dated July 24, 2018 (electronically filed with Amendment No. 155 dated September 4, 2018)

(d)(63) Investment Management Agreement between Registrant, on behalf of T. Rowe Price China Evolution Equity Fund, and T. Rowe Price Associates, Inc., dated July 31, 2019 (electronically filed with Amendment No. 182 dated August 9, 2019)

(d)(64) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited, with respect to T. Rowe Price China Evolution Equity Fund, dated July 31, 2019 (electronically filed with Amendment No. 182 dated August 9, 2019)

(d)(65) Amendment to Investment Management Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Emerging Markets Discovery Stock Fund, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(d)(66) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Emerging Markets Corporate Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(d)(67) Amendment to Investment Management Agreement between Registrant, on behalf of T. Rowe Price Global High Income Bond Fund, and T. Rowe Price Associates, Inc., dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(d)(68) Investment Management Agreement between Registrant, on behalf of T. Rowe Price Global Impact Equity Fund, and T. Rowe Price Associates, Inc., dated October 26, 2020 (electronically filed with Amendment No. 174 dated November 4, 2020)

(d)(69) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd with respect to T. Rowe Price Global Impact Equity Fund, dated October 26, 2020 (electronically filed with Amendment No. 174 dated November 4, 2020)

(d)(70) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. with respect to T. Rowe Price Asia Opportunities Fund, dated July 1, 2020 (electronically filed with Amendment No. 182 dated February 24, 2021)

(d)(71) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. with T. Rowe Price International Funds, Inc. on behalf of T. Rowe Price Emerging Markets Stock Fund, dated April 1, 2021 (electronically filed with Amendment No. 184 dated April 28, 2021)

(e)(1) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(e)(2) Amendment to Underwriting Agreements between each T. Rowe Price Fund listed on Schedule A and T. Rowe Price Investment Services, Inc., dated February 6, 2017 (electronically filed with Amendment No. 153 dated April 26, 2018)

(f) Inapplicable

(g) Custody Agreements

(g)(1) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated January 28, 1998, as amended November 4, 1998, April 21, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, February 7, 2001, June 7, 2001, July 24, 2001, April 24, 2002, July 24, 2002, September 4, 2002, July 23, 2003, October 22, 2003, February 4, 2004, September 20, 2004, March 2, 2005, April 19, 2006, July 19, 2006, October 18, 2006, April 24, 2007, June 12, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, August 28, 2009, October 20, 2009, February 10, 2010, April 29, 2010, July 6, 2010, July 21, 2010, October 21, 2010, April 15, 2011, April 20, 2011, October 17, 2011, February 9, 2012, April 24, 2012, September 9, 2012, November 7, 2012, March 14, 2013, April 4, 2013, April 22, 2013, July 1, 2013, July 24, 2013, February 4, 2014, March 19, 2014, May 14, 2014, June 5, 2014, August 5, 2014, November 21, 2014, June 8, 2015, July 16, 2015, July 30, 2015, July 31, 2015, August 3, 2015, September 16, 2015, September 18, 2015, October 27, 2015, February 23, 2016, April 8, 2016, May 2, 2016, July 12, 2016, August 1, 2016, October 3, 2016, April 25, 2017, June 28, 2017, July 24, 2017, August 10, 2017, September 15, 2017, October 30, 2017, February 5, 2018, August 9, 2018, April 5, 2019, April 15, 2019, August 26, 2019, November 15, 2019, February 13, 2020, October 16, 2020, November 20, 2020, and February 4, 2021

(g)(2) Global Custody Agreement between JPMorgan Chase Bank and T. Rowe Price Funds, dated January 3, 1994, as amended April 18, 1994, August 15, 1994, November 28, 1994, May 31, 1995, November 1, 1995, July 31, 1996, July 23, 1997, September 3, 1997, October 29, 1997, December 15, 1998, October 6, 1999, February 9, 2000, April 19, 2000, July 18, 2000, October 25, 2000, July 24, 2001, April 24, 2002, July 24, 2002, July 23, 2003, October 22, 2003, September 20, 2004, December 14, 2005, April 19, 2006, October 18, 2006, April 24, 2007, July 24, 2007, October 23, 2007, February 6, 2008, July 22, 2008, October 21, 2008, April 22, 2009, October 1, 2009, October 20, 2009, December 16, 2009, February 10, 2010, April 29, 2010, July 21, 2010, February 3, 2011, April 21, 2011, July 29, 2011, October 17, 2011, February 8, 2012, April 24, 2012, February 5, 2013, March 5, 2013, July 24, 2013, December 10, 2013, February 4, 2014, July 17, 2014, December 22, 2014, July 31, 2015, February 26, 2016, April 21, 2016, July 15, 2016, July 26, 2016, May 1, 2017, July 28, 2017, September 25, 2017, October 13, 2017, December 15, 2017, February 1, 2018, May 1, 2018, October 1, 2018, January 25, 2019, August 30, 2019, October 3, 2019, January 30, 2020, September 9, 2020, October 30, 2020, December 10, 2020, February 25, 2021, May 12, 2021, and December 22, 2021

(h) Other Agreements

(h)(1) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 2021, amended June 7, 2021

(h)(2) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 2014, as amended February 4, 2014, April 29, 2014, November 1, 2014, December 29, 2014, January 20, 2015, July 1, 2015, and July 27, 2015 (electronically filed with Amendment No. 142 dated April 27, 2016)

(h)(3) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated August 1, 2015, as amended November 3, 2015, April 27, 2016, July 19, 2016, August 1, 2016, October 25, 2016, April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 1, 2019, June 5, 2020, and October 5, 2020

(h)(4) Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for Fund Accounting and Related Administrative Services, dated January 4, 2021

(h)(5) Amended and Restated Agreement between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds for the Fund Accounting and Related Administrative Services, dated June 15, 2021 and September 28, 2021

(h)(6) Fund Accounting Agreement between T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon, dated August 1, 2015, as amended December 9, 2015, February 23, 2016, April 27, 2016, April 30, 2016, July 19, 2016, August 1, 2016, September 28, 2016, October 25, 2016, December 22, 2016, May 9, 2017, July 17, 2017, October 1, 2017, October 30, 2017, June 21, 2018, June 22, 2018, October 1, 2018, November 27, 2018, August 26, 2019, June 5, 2020, October 5, 2020, January 4, 2021, and September 1, 2021

(h)(7) Fund Accounting Agreement Side Letter between T. Rowe Price Associates, Inc. and the T. Rowe Price Funds in connection with the Fund Accounting Agreement between the T. Rowe Price Funds, T. Rowe Price Associates, Inc. and The Bank of New York Mellon dated February 28, 2017, as amended April 18, 2017, July 17, 2017, October 30, 2017, August 9, 2018, August 30, 2019, June 5, 2020, October 5, 2020, January 4, 2021, and September 1, 2021

(h)(8) Agreement between T. Rowe Price Retirement Plan Services, Inc. and the T. Rowe Price Funds, dated January 1, 2021, as amended June 7, 2021

(h)(9) I Class Expense Limitation Agreement between T. Rowe Price Associates, Inc. and each of the funds listed on Exhibit A, dated July 27, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(h)(10) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Global Consumer Fund, dated February 3, 2016 (electronically filed with Amendment No. 142 dated April 27, 2016)

(h)(11) Securities Lending Agreement Amendments between each of the T. Rowe Price Funds listed on Appendix 4 and JPMorgan Chase Bank, N.A., dated April 11, 1995, as amended September 24, 2014, November 24, 2014, and February 1, 2016, April 25, 2017, and July 25, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(h)(12) Amendments to the Amended and Restated Securities Lending Authorization Agreement between each of the T. Rowe Price Funds listed on Schedule B and State Street Bank and Trust Company, dated January 30, 2012, as amended January 22, 2013, September 24, 2014, January 30, 2015, August 1, 2015, October 27, 2015, February 23, 2016, and June 1, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(h)(13) I Class Expense Limitation Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds listed on Exhibit A of the Agreement, dated July 26, 2016 (electronically filed with Amendment No. 144 dated February 24, 2017)

(h)(14) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, and T. Rowe Price International Bond Fund (USD Hedged)—I Class, dated July 25, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(h)(15) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price International Bond Fund and T. Rowe Price International Bond Fund—Advisor Class, dated August 1, 2017 (electronically filed with Amendment No. 153 dated April 26, 2018)

(h)(16) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Dynamic Credit Fund and T. Rowe Price Dynamic Credit Fund—I Class, dated July 24, 2018 (electronically filed with Amendment No. 155 dated September 4, 2018)

(h)(17) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price China Evolution Equity Fund and T. Rowe Price China Evolution Equity Fund—I Class, dated July 31, 2019 (electronically filed with Amendment No. 182 dated August 9, 2019)

(h)(18) Amendment to Expense Limitation Agreement between T. Rowe Price Associates, Inc., and the Registrant, on behalf of T. Rowe Price International Bond Fund and T. Rowe Price International Bond Fund (USD Hedged), dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(h)(19) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Africa & Middle East Fund, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(h)(20) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Emerging Europe Fund, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(h)(21) Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Dynamic Global Bond Fund—Z Class, T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class, T. Rowe Price Emerging Markets Bond Fund—Z Class, T. Rowe Price Emerging Markets Stock Fund—Z Class, T Rowe Price International Bond Fund—Z Class, T  Rowe Price International Stock Fund—Z Class, T  Rowe Price International Value Equity Fund—Z Class, and T. Rowe Price Overseas Stock Fund—Z Class, dated October 28, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(h)(22) Amendment to Expense Limitation Agreement between T. Rowe Price Associates, Inc. and the Registrant, on behalf of T. Rowe Price Dynamic Credit Fund, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(h)(23) Expense Limitation and Management Fee Waiver Agreement between T. Rowe Price Associates, Inc., and each of the T. Rowe Price Funds listed on Schedules 1 and 2 of the Agreement, dated May 4, 2020, as amended July 30, 2020, October 26, 2020, March 9, 2021, May 12, 2021, July 27, 2021, and October 26, 2021

(i) Inapplicable

(j) Other Opinions

(j)(1) Consent of Independent Registered Public Accounting Firm

(j)(2) Opinion of Counsel

(j)(3) Power of Attorney

(k) Inapplicable

(l) Inapplicable

(m)(1) Rule 12b-1 Plan for the T. Rowe Price International Stock Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(2) Rule 12b-1 Plan for the T. Rowe Price International Bond Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(3) Rule 12b-1 Plan for the T. Rowe Price International Stock Fund—R Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(4) Rule 12b-1 Plan for the T. Rowe Price International Growth & Income Fund—Advisor Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(5) Rule 12b-1 Plan for the T. Rowe Price International Growth & Income Fund—R Class, dated May 1, 2003 (electronically filed with Amendment No. 68 dated April 29, 2003)

(m)(6) Rule 12b-1 Plan for the T. Rowe Price Global Stock Fund—Advisor Class, dated April 28, 2006 (electronically filed with Amendment No. 75 dated February 27, 2006)

(m)(7) Rule 12b-1 Plan for the T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated October 27, 2008 (electronically filed with Amendment No. 88 dated August 7, 2008)

(m)(8) Rule 12b-1 Plan for the T. Rowe Price Global Infrastructure Fund—Advisor Class, dated January 27, 2010 (electronically filed with Amendment No. 92 dated November 12, 2009)

(m)(9) Form of Distribution and Service Agreement to be used by T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 60 dated March 27, 2000)

(m)(10) Rule 12b-1 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated May 26, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(m)(11) Rule 12b-1 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated May 24, 2012 (electronically filed with Amendment No. 104 dated March 7, 2012)

(m)(12) Rule 12b-1 Plan for the T. Rowe Price Asia Opportunities Fund—Advisor Class, dated May 21, 2014 (electronically filed with Amendment No. 118 dated March 5, 2014)

(m)(13) Rule 12b-1 Plan for the T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated August 22, 2014 (electronically filed with Amendment No. 124 dated June 3, 2014)

(m)(14) Rule 12b-1 Plan for the T. Rowe Price Global High Income Bond Fund—Advisor Class, dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(m)(15) Rule 12b-1 Plan for the T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(m)(16) Rule 12b-1 Plan for the T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, dated August 24, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(m)(17) Rule 12b-1 Plan for the T. Rowe Price Emerging Markets Bond Fund—Advisor Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(m)(18) Rule 12b-1 Plan for the T. Rowe Price Overseas Stock Fund—Advisor Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(m)(19) Rule 12b-1 Plan for the T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, dated September 12, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(n)(1) Rule 18f-3 Plan for the T. Rowe Price International Stock Fund and T. Rowe Price International Stock Fund—Advisor Class, dated February 9, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)

(n)(2) Rule 18f-3 Plan for the T. Rowe Price International Bond Fund and T. Rowe Price International Bond Fund—Advisor Class, dated February 9, 2000 (electronically filed with Amendment No. 60 dated March 27, 2000)

(n)(3) Rule 18f-3 Plan for the T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, and T. Rowe Price International Stock Fund—R Class, dated July 24, 2002 (electronically filed with Amendment No. 66 dated September 3, 2002)

(n)(4) Rule 18f-3 Plan for the T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, and T. Rowe Price International Growth & Income Fund—R Class, dated July 24, 2002 (electronically filed with Amendment No. 66 dated September 3, 2002)

(n)(5) Rule 18f-3 Plan for the T. Rowe Price Global Stock Fund and T. Rowe Price Global Stock Fund—Advisor Class, dated April 28, 2006 (electronically filed with Amendment No. 75 dated February 27, 2006)

(n)(6) Rule 18f-3 Plan for the T. Rowe Price Global Large-Cap Stock Fund and T. Rowe Price Global Large-Cap Stock Fund—Advisor Class, dated October 27, 2008 (electronically filed with Amendment No. 88 dated August 7, 2008)

(n)(7) Rule 18f-3 Plan for the T. Rowe Price Global Infrastructure Fund and T. Rowe Price Global Infrastructure Fund—Advisor Class, dated January 27, 2010 (electronically filed with Amendment No. 92 dated November 12, 2009)

(n)(8) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund and T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, dated May 26, 2011 (electronically filed with Amendment No. 101 dated May 24, 2011)

(n)(9) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund and T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, dated May 24, 2012 (electronically filed with Amendment No. 104 dated March 7, 2012)

(n)(10) Rule 18f-3 Plan for the T. Rowe Price Asia Opportunities Fund and T. Rowe Price Asia Opportunities Fund—Advisor Class, dated May 21, 2014 (electronically filed with Amendment No. 118 dated March 5, 2014)

(n)(11) Rule 18f-3 Plan for the T. Rowe Price International Concentrated Equity Fund and T. Rowe Price International Concentrated Equity Fund—Advisor Class, dated August 22, 2014 (electronically filed with Amendment No. 124 dated June 3, 2014)

(n)(12) Rule 18f-3 Plan for the T. Rowe Price Global High Income Bond Fund and T. Rowe Price Global High Income Bond Fund—Advisor Class, dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(n)(13) Rule 18f-3 Plan for the T. Rowe Price Global Unconstrained Bond Fund and T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, dated January 22, 2015 (electronically filed with Amendment No. 127 dated November 7, 2014)

(n)(14) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Bond Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(15) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Stock Fund and T. Rowe Price Emerging Markets Stock Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(16) Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Value Stock Fund and T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, dated August 24, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(17) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, and T. Rowe Price Global High Income Bond Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(18) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Unconstrained Bond Fund, T. Rowe Price Global Unconstrained Bond Fund—Advisor Class, and T. Rowe Price Global Unconstrained Bond Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(19) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, and T. Rowe Price International Bond Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(20) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Growth & Income Fund, T. Rowe Price International Growth & Income Fund—Advisor Class, T. Rowe Price International Growth & Income Fund—R Class, and T. Rowe Price International Growth & Income Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(21) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, and T. Rowe Price International Stock Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(22) Rule 18f-3 Plan for the T. Rowe Price Overseas Stock Fund, T. Rowe Price Overseas Stock Fund—Advisor Class, and T. Rowe Price Overseas Stock Fund—I Class, dated August 28, 2015 (electronically filed with Amendment No. 135 dated August 11, 2015)

(n)(23) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Corporate Bond Fund—I Class, dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(n)(24) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(n)(25) Rule 18f-3 Plan for the T. Rowe Price International Discovery Fund and T. Rowe Price International Discovery Fund—I Class, dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(n)(26) Rule 18f-3 Plan for the T. Rowe Price New Asia Fund and T. Rowe Price New Asia Fund—I Class, dated December 17, 2015 (electronically filed with Amendment No. 137 dated December 8, 2015)

(n)(27) Rule 18f-3 Plan for the T. Rowe Price Africa & Middle East Fund and T. Rowe Price Africa & Middle East Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(28) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Asia Opportunities Fund, T. Rowe Price Asia Opportunities Fund—Advisor Class, and T. Rowe Price Asia Opportunities Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(29) Rule 18f-3 Plan for the T. Rowe Price Emerging Europe Fund and T. Rowe Price Emerging Europe Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(30) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Value Stock Fund, T. Rowe Price Emerging Markets Value Stock Fund—Advisor Class, and T. Rowe Price Emerging Markets Value Stock Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(31) Rule 18f-3 Plan for the T. Rowe Price European Stock Fund and T. Rowe Price European Stock Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(32) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Growth Stock Fund, T. Rowe Price Global Growth Stock Fund—Advisor Class, and T. Rowe Price Global Growth Stock Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(33) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Stock Fund, T. Rowe Price Global Stock Fund—Advisor Class, and T. Rowe Price Global Stock Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(34) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Concentrated Equity Fund, T. Rowe Price International Concentrated Equity Fund—Advisor Class, and T. Rowe Price International Concentrated Equity Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(35) Rule 18f-3 Plan for the T. Rowe Price Japan Fund and T. Rowe Price Japan Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(36) Rule 18f-3 Plan for the T. Rowe Price Latin America Fund and T. Rowe Price Latin America Fund—I Class, dated March 6, 2017 (electronically filed with Amendment No. 144 dated February 24, 2017)

(n)(37) Rule 18f-3 Plan for the T. Rowe Price Global Industrials Fund and T. Rowe Price Global Industrials Fund—I Class, dated May 3, 2017 (electronically filed with Amendment No. 146 dated April 26, 2017)

(n)(38) Rule 18f-3 Plan for the T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, and T. Rowe Price International Bond Fund (USD Hedged)—I Class, dated September 12, 2017 (electronically filed with Amendment No. 149 dated July 26, 2017)

(n)(39) Rule 18f-3 Plan for the T. Rowe Price Dynamic Credit Fund and T. Rowe Price Dynamic Credit Fund—I Class, dated January 10, 2019 (electronically filed with Amendment No. 155 dated September 4, 2018)

(n)(40) Rule 18f-3 Plan for the T. Rowe Price China Evolution Equity Fund and T. Rowe Price China Evolution Equity Fund—I Class, dated December 3, 2019 (electronically filed with Amendment No. 182 dated August 9, 2019)

(n)(41) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Bond Fund (USD Hedged), T. Rowe Price International Bond Fund (USD Hedged)—Advisor Class, T. Rowe Price International Bond Fund (USD Hedged)—I Class, and T. Rowe Price International Bond Fund (USD Hedged)—Z Class, dated December 3, 2019 (electronically filed with Amendment No. 168 dated February 6, 2020)

(n)(42) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Disciplined Equity Fund, T Rowe Price International Disciplined Equity Fund—Advisor Class, and T. Rowe Price International Disciplined Equity Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(43) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Growth Stock Fund, T. Rowe Price Global Growth Stock Fund—Advisor Class, and T. Rowe Price Global Growth Stock Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(44) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Africa & Middle East Fund and T. Rowe Price Africa & Middle East Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(45) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Asia Opportunities Fund, T. Rowe Price Asia Opportunities Fund—Advisor Class, and T. Rowe Price Asia Opportunities Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(46) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Europe Fund and T. Rowe Price Emerging Europe Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(47) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price European Stock Fund and T. Rowe Price European Stock Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(48) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Stock Fund, T. Rowe Price Global Stock Fund—Advisor Class, and T. Rowe Price Global Stock Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(49) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Discovery Fund and T. Rowe Price International Discovery Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(50) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Japan Fund and T. Rowe Price Japan Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(51) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Latin America Fund and T. Rowe Price Latin America Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(52) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price New Asia Fund and T. Rowe Price New Asia Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(53) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price Emerging Markets Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Bond Fund—I Class, and T. Rowe Price Emerging Markets Bond Fund —Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(54) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Dynamic Global Bond Fund, T. Rowe Price Dynamic Global Bond Fund—Advisor Class, T. Rowe Price Dynamic Global Bond—I Class, and T. Rowe Price Dynamic Global Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(55) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Stock Fund, T. Rowe Price International Stock Fund—Advisor Class, T. Rowe Price International Stock Fund—R Class, T. Rowe Price International Stock Fund—I Class, and T. Rowe Price International Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(56) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Discovery Stock Fund, T. Rowe Price Emerging Markets Discovery Stock Fund—Advisor Class, T. Rowe Price Emerging Markets Discovery Stock Fund—I Class, and T. Rowe Price Emerging Markets Discovery Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(57) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Bond Fund, T. Rowe Price International Bond Fund—Advisor Class, T. Rowe Price International Bond Fund—I Class, and T. Rowe Price International Bond Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(58) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Emerging Markets Stock Fund—I Class, and T. Rowe Price Emerging Markets Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(59) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Value Equity Fund, T. Rowe Price International Value Equity Fund—Advisor Class, T. Rowe Price International Value Equity Fund—R Class, T. Rowe Price International Value Equity Fund—I Class, and T. Rowe Price International Value Equity Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(60) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Overseas Stock Fund, T. Rowe Price Overseas Stock Fund—Advisor Class, T. Rowe Price Overseas Stock Fund—I Class, and T. Rowe Price Overseas Stock Fund—Z Class, dated February 18, 2020 (electronically filed with Amendment No. 170 dated February 26, 2020)

(n)(61) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Corporate Bond Fund, T. Rowe Price Emerging Markets Corporate Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Corporate Bond Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(n)(62) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, and T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(n)(63) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global High Income Bond Fund, T. Rowe Price Global High Income Bond Fund—Advisor Class, and T. Rowe Price Global High Income Bond Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(n)(64) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Global Industrials Fund and T. Rowe Price Global Industrials Fund—I Class, dated October 1, 2019 (electronically filed with Amendment No. 172 dated April 28, 2020)

(n)(65) Rule 18f-3 Plan for the T. Rowe Price Global Impact Equity Fund and T. Rowe Price Global Impact Equity Fund—I Class, dated March 17, 2021 (electronically filed with Amendment No. 174 dated November 4, 2020)

(n)(66) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Africa & Middle East Fund, T. Rowe Price Africa & Middle East Fund—I Class, and T. Rowe Price Africa & Middle East Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(n)(67) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Europe Fund, T. Rowe Price Emerging Europe Fund—I Class, and T. Rowe Price Emerging Europe Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(n)(68) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Emerging Markets Local Currency Bond Fund, T. Rowe Price Emerging Markets Local Currency Bond Fund—Advisor Class, T. Rowe Price Emerging Markets Local Currency Bond Fund—I Class, and T. Rowe Price Emerging Markets Local Currency Bond Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(n)(69) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price European Stock Fund, T. Rowe Price European Stock Fund—I Class, and T. Rowe Price European Stock Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(n)(70) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price International Discovery Fund, T. Rowe Price International Discovery Fund—I Class, and T. Rowe Price International Discovery Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(n)(71) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Japan Fund, T. Rowe Price Japan Fund—I Class, and T. Rowe Price Japan Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(n)(72) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price Latin America Fund, T. Rowe Price Latin America Fund—I Class, and T. Rowe Price Latin America Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(n)(73) Amended and Restated Rule 18f-3 Plan for the T. Rowe Price New Asia Fund, T. Rowe Price New Asia Fund—I Class, and T. Rowe Price New Asia Fund—Z Class, dated February 22, 2021 (electronically filed with Amendment No. 175 dated December 11, 2020)

(p) Code of Ethics and Conduct, dated March 1, 2021

Item 29. Persons Controlled by or Under Common Control With Registrant

None

Item 30. Indemnification

The Registrant maintains comprehensive Errors and Omissions and Officers and Directors insurance policies written by ICI Mutual. These policies provide coverage for T. Rowe Price Associates, Inc. (“Manager”), and its subsidiaries and affiliates as listed in Item 31 of this Registration Statement and all other investment companies in the T. Rowe Price family of mutual funds. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of the Manager, its subsidiaries, and affiliates. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

General. The Charter of the Corporation provides that to the fullest extent permitted by Maryland or federal law, no director or officer of the Corporation shall be personally liable to the Corporation or the holders of Shares for money damages and each director and officer shall be indemnified by the Corporation; provided, however, that nothing therein shall be deemed to protect any director or officer of the Corporation against any liability to the Corporation of the holders of Shares to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article X, Section 10.01 of the Registrant’s By-Laws provides as follows:

Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

(a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

(b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

 (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a) the Indemnitee provides a security for his undertaking; or

(b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

(c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

 (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

 (ii) an independent legal counsel in a written opinion.

Section 10.02. Insurance of Officers, Directors, Employees, and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU) and European Economic Area (EEA)) clients. Price International provides investment management services to registered investment companies and other institutional investors. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Japan,

Inc., and/or T. Rowe Price Australia Limited (each, including Price International, shall hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland- registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management and advisory businesses, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020. Price Investment Management provides investment management services to registered investment companies and other institutional investors. A Price Investment Adviser may delegate investment management responsibilities to Price Investment Management. Price Investment Management is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Glenn R. August, Director of T. Rowe Price Group. Mr. August has been an employee, a vice president, and a director of Price Group since 2021. He is the founder and chief executive officer of Oak Hill Advisors, L.P. (OHA), an alternative investment firm specializing in performing and distressed credit investments, which was acquired by, and operates as a standalone business within, T. Rowe Price Group. Mr. August is a member of the Management Committee. Prior to founding OHA in 1990 and cofounding its predecessor investment firm in 1987, Mr. August worked at Morgan Stanley in New York and London. Mr. August earned a B.S. in industrial and labor relations from Cornell University and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Mr. August is a member of the board of directors of Lucid Group, Inc., where he serves on the audit and nominating/governance committees, as well as a member of the board of directors for MultiPlan, Inc., where he serves on the nominating/corporate governance committee. He is a member of the board of trustees of Horace Mann School, where he cochairs the investment committee; he is a member of the board of trustees of The Mount Sinai Medical Center; and he is a member of the board of directors of Partnership for New York City and the 92nd Street Y, where he serves on the executive, finance, and nominating/governance committees. Mr. August previously served on the board of directors for Cooper Standard Automotive Board and a number of corporate boards.

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 until 2012 and has extensive experience in financial services, as well as other industries. Mr. Bartlett earned a B.S. in accounting from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors, chair of the audit committee, and a member of the compensation committee of WillScot Mobile Mini Holdings Corp. He is also a member of the board of directors and its audit committee of FTI Consulting, Inc., and a member of the board of directors, lead director, and a member of the audit committee of Zurn Water Solutions Corporation. Mr. Bartlett offers the T. Rowe Price Group Board additional perspective on mergers and acquisitions, and significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She has been chairman of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business matters, since 1991. Ms. Bush managed global banking and corporate finance relationships from 1971 to 1991 at New York money center banks, including Citibank, Banker’s Trust, and Chase. Ms. Bush earned a B.A. in economics and political science from Fisk University and an M.B.A. from the University of Chicago. Ms. Bush is a member of the board of directors, risk oversight committee, and the chair of the nominating and corporate governance committee of Discover Financial Services, and a member of the board of directors, audit and compensation committees, and chair of the retirement plan committee of ManTech International Corporation. She is also a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012, UAL Corporation from 2006 to 2010, and Marriott International, Inc from 2008 to 2020. Ms. Bush brings to the T. Rowe Price Group Board extensive financial, international and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience in banking and in providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of Price Group since 2019 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co. from 1998 to 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions’ division, and head of asset liability management. Ms. Dublon earned a B.A. in economics and mathematics from Hebrew University of Jerusalem and an M.S. from Carnegie Mellon University. Ms. Dublon has been a member of the board of directors of PepsiCo, Inc., since 2005, where she serves as a member of the sustainability, diversity, and public policy and compensation committees. She previously served as chair of audit committee. She serves as a member of the board of directors of Motive Capital Corp. and Motive Capital Corp. II, where she serves as chair of the audit committee and as a member of the compensation and nominations and governance committees. She also serves as a member of the independent audit quality committee of Ernst & Young USA, since 2020, and on the board of advisors of Columbia University’s Mailman School of Public Health since 2018. From 2002 to 2017, Ms. Dublon served as a director of Accenture PLC; from 2013 to 2018 as a director of Deutsche Bank AG; from 2005 to 2014, as a director of Microsoft Corporation; and from 1999 to 2002, as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to the T. Rowe Price Group Board significant governance experience from serving on the boards of global companies, accounting and financial reporting experiences, as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves as a chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Management Development Committee. He has been the president of the University of Maryland, Baltimore County, since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. Dr. Hrabowski is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski earned a B.A. in mathematics from Hampton University and an M.A. in mathematics and a Ph.D. in higher education administration and statistics from the University of Illinois at Urbana-Champaign. Dr. Hrabowski is a member of the board of directors and a member of the corporate and governance committee of McCormick & Company, Inc. He also served on the board of Constellation Energy Group, Inc., until 2012. Dr. Hrabowski brings to the T. Rowe Price Group Board valuable strategic and management leadership experience from his role as president of a public university, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member of the Audit and Executive Committees. He is the nonexecutive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor. Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG) from 2003 to 2009, where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, he was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, Mr. MacLellan was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for many corporate underwritings and financial advisory assignments. Mr. MacLellan earned a B.Com. from Carleton University and an M.B.A. from Harvard Business School. He also earned the designation of certified public accountant. Mr. MacLellan is a member of the board of directors and chair of the audit committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to the T. Rowe Price Group Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to the T. Rowe Price Group Board as well as significant accounting and financial reporting experience.

Eileen Rominger, Director of T. Rowe Price Group. Ms. Rominger has been an independent director of Price Group since November 2021 and serves as a member on the Audit Committee and Executive Compensation and Management Development Committee. She was a senior advisor to CamberView Partners, LLC, a provider of investor-led advice for management and boards of public companies on shareholder engagement and corporate governance, from 2013 to 2018. Ms. Rominger also was the director of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2011 to 2012 and the global chief investment officer for Goldman Sachs Asset Management from 2008 to 2011 and a partner from 2004 to 2011. She began her career in 1981 at Oppenheimer Capital, where she worked for 18 years as a securities analyst and then as an equity portfolio manager, serving as a managing director and a member of the executive committee. Ms. Rominger earned a B.A. in English from Fairfield University and an M.B.A. in finance from University of Pennsylvania, The Wharton School. Ms. Rominger served as a member of the board of directors of Swiss Re from 2018 to 2020 and currently serves as a director on several of its subsidiaries. She previously served on the boards of directors of Permal Asset Management, Inc., a private company, from 2012 to 2013 and Oppenheimer Capital LLC from 1981 to 1999. Ms. Rominger is also a member of the board of trustees, vice chair, and chair and member of the HR and executive committees, respectively, of Massachusetts Museum of Contemporary Art and a member of the board of trustees and chair of the finance committee of Jacob’s Pillow Dance Foundation. Ms. Rominger brings a broad range of valuable leadership and investment management experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, regulatory policy, and women’s issues.

Robert W. Sharps, Director of T. Rowe Price Group. Mr. Sharps has been a director of Price Group since 2021, and is the chief executive officer and president of Price Group. He is the chair of the company’s Executive, Management, and Management Compensation and Development Committees. Rob’s investment experience began in 1996, and he has been with T. Rowe Price since 1997, beginning as an analyst specializing in financial services stocks, including banks, asset managers, and securities brokers, in the U.S. Equity Division. He was the lead portfolio manager of the Institutional Large-Cap Growth Equity Strategy for 15 years until December 2016. In 2016, he stepped down from portfolio management to assume an investment leadership position as co-head of Global Equity, at which time he joined the Management Committee. In 2017, he was named head of Investments and group chief investment officer, which he held until 2021. In February 2021, he became president of Price Group. Prior to T. Rowe Price, he completed an internship as an equity research analyst at Wellington Management. Rob also was employed by KPMG Peat Marwick as a senior management consultant, where he focused on corporate transactions, before leaving to pursue his M.B.A. in 1995. Rob earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School. He also has earned the Chartered Financial Analyst® designation. During his portfolio management tenure, T. Rowe Price was twice named Large-Cap Growth Equity Manager of the Year by Institutional Investor magazine. Rob currently serves on the Board of the Baltimore Curriculum Project. He previously served on the St. Paul’s School Board of Trustees and was chair of the Investment Committee from July 2015 to June 2020. He also spent six years on Towson University’s College of Business and Economics Alumni Advisory Board. Mr. Sharps brings to the T. Rowe Price Group Board insight into the critical investment component of T. Rowe Price Group’s business based on the leadership roles he has held in the Equity Division of Price Associates and his 24-year career with the Company.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since 2013 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She is chairman and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the state of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee and as chair and ranking member of the Ocean and Fisheries Subcommittee. Ms. Snowe earned a B.S. in political science from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as chair of the nominating and corporate governance committee and a member of the audit committee, as well as a director on the board of Synchrony Bank and member of the audit committee. She previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of Price Group since 2019 and serves as a member of the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He was the chairman, president, and chief executive officer of Lockheed Martin Corporation, an American aerospace, defense, arms, security, and advanced technologies company, from 2005 to 2012 and served as executive chairman in 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through 2012. Previously, Mr. Stevens held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens earned a B.A. in psychology from Slippery Rock University of Pennsylvania, an M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and an M.S. in business from Columbia University. Mr. Stevens is an emeritus director of the boards of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation, and the Atlantic Council and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee. Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to the T. Rowe Price Group Board significant executive management experience. He also adds additional perspective to the T. Rowe Price Group Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. He is the general counsel and head of global public policy at Mastercard Incorporated, an American multinational financial services corporation. Mr. Verma previously served as the vice chairman and a partner at The Asia Group, from 2017 to 2020. He served as United States Ambassador to India from 2014 to 2017. Mr. Verma was assistant secretary of state for legislative affairs from 2009 to 2011 and was senior national security advisor to the U.S. Senate majority leader from 2004 to 2007. He also was a partner and senior counselor with Steptoe & Johnson LLP, a global law firm, and is a U.S. Air Force veteran, who served as judge advocate during active duty. Mr. Verma earned a B.S. in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, a J.D. from American University’s Washington College of Law, and a Ph.D. from Georgetown University. Mr. Verma is a Senior Fellow at Harvard University’s Belfer Center, serves as a trustee at Lehigh University, and is on the board of the National Endowment for Democracy. Mr. Verma brings substantial experience and a global perspective to the T. Rowe Price Group Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016 and serves as a member of the Audit Committee and the Executive Compensation and Management Development Committee. She was an executive advisor of Aquiline Holdings LLC, a registered investment advisory firm from 2015 to early 2019, where she previously served as a partner and chief administrative officer from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee, and a member of the finance committee of Cognizant Technology Solutions Corp. She is a member of the board of directors, the chair of the audit committee, and member of the nominating and corporate governance committee of Hippo Holdings Inc.. From 2003 to 2016, Ms. Wijnberg served on the board of directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Inc. She is also a director of Seeds of Peace and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to the T. Rowe Price Group Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLellan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee and is also the lead independent director of the Board. He was executive chair of McCormick & Company, Inc., a global leader in flavor, seasonings and spices, and held many executive management roles, including chairman, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is the non-executive chair and a member of the board of directors of Westrock Company and is the chair of the nominating and corporate governance committee and a member of the finance and executive committees. He also chairs the board of visitors of University of Maryland, Baltimore County, and previously served on the University of Tennessee’s board of trustees and the University of Tennessee’s Business School advisory board. Mr. Wilson brings to the T. Rowe Price Group Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment advisers to the Price Funds:

Name	Company Name	Position Held With Company
Philippe Ayral	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Emma Beal	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
	Price International	Director

Vice President
Assistant Secretary
	Price Singapore	Vice President
Elsie Chan	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
Riki Chao	Price Hong Kong	Chief Compliance Officer
Vice President
	Price Japan	Chief Compliance Officer
Vice President
	Price Singapore	Chief Compliance Officer
Archibald Ciganer Albeniz	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President

Name	Company Name	Position Held With Company
Jennifer B. Dardis	T. Rowe Price Group	Chief Financial Officer
Treasurer
Vice President
	Price Associates	Director
Vice President
	Price Investment Management	Director
Treasurer
Kuniaki Doi	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Anthony Gallo	Price Associates	Vice President
	T. Rowe Price Group	Chief Risk Officer
Vice President
Robert Charles Trant Higginbotham	T. Rowe Price Group	Chief Operating Officer
Vice President
	Price International	Chairman of the Board

Chief Executive Officer
President
Naoyuki Honda	T. Rowe Price Group	Vice President
	Price Japan	Director
Company’s Representative
Vice President
Stephon Jackson	Price Investment Management	Director
President
	T. Rowe Price Group	Vice President
Yasuo Miyajima	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Sridhar Nishtala	T. Rowe Price Group	Vice President
	Price Singapore	Director

Vice President
David Oestreicher	Price Associates	Director
Vice President
Secretary
	T. Rowe Price Group	General Counsel

Vice President
Secretary
	Price Hong Kong	Vice President
	Price International	Vice President
Secretary
	Price Investment Management	Director
Secretary
	Price Japan	Vice President
	Price Singapore	Vice President
Robert W. Sharps	Price Associates	Director
Chairman of the Board
President
	T. Rowe Price Group	Director
Chief Executive Officer
President
	Price Investment Management	Director
Justin Thomson	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
	Price International	Director

Vice President
Christine Po Kwan To	T. Rowe Price Group	Vice President
	Price Hong Kong	Director

Vice President
Responsible Officer

Name	Company Name	Position Held With Company
Nicholas Trueman	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
	Price International	Vice President
	Price Japan	Director
	Price Singapore	Director
Chief Executive Officer
Eric L. Veiel	T. Rowe Price Group	Vice President
	Price Associates	Director
Vice President
Hiroshi Watanabe	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Michael Weigand	Price Associates	Vice President
	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Ernest C. Yeung	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

Item 32. Principal Underwriters

(a) The principal underwriter for the Registrant is Investment Services. Investment Services acts as the principal underwriter for the funds sponsored and managed by T. Rowe Price Associates, Inc., including the following investment companies:

T. Rowe Price All-Cap Opportunities Fund, Inc.
T. Rowe Price Balanced Fund, Inc.
T. Rowe Price Blue Chip Growth Fund, Inc.
T. Rowe Price Capital Appreciation Fund, Inc.
T. Rowe Price Communications & Technology Fund, Inc.
T. Rowe Price Corporate Income Fund, Inc.
T. Rowe Price Credit Opportunities Fund, Inc.
T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.
T. Rowe Price Dividend Growth Fund, Inc.
T. Rowe Price Equity Funds, Inc.
T. Rowe Price Equity Income Fund, Inc.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Exchange-Traded Funds, Inc.
T. Rowe Price Financial Services Fund, Inc.
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Floating Rate Fund, Inc.
T. Rowe Price Global Allocation Fund, Inc.
T. Rowe Price Global Funds, Inc.
T. Rowe Price Global Multi-Sector Bond Fund, Inc.
T. Rowe Price Global Real Estate Fund, Inc.

T. Rowe Price Global Technology Fund, Inc.
T. Rowe Price GNMA Fund, Inc.
T. Rowe Price Government Money Fund, Inc.

T. Rowe Price Growth Stock Fund, Inc.
T. Rowe Price Health Sciences Fund, Inc.
T. Rowe Price High Yield Fund, Inc.
T. Rowe Price Index Trust, Inc.
T. Rowe Price Inflation Protected Bond Fund, Inc.
T. Rowe Price Institutional Income Funds, Inc.
T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.
T. Rowe Price International Funds, Inc.
T. Rowe Price International Index Fund, Inc.
T. Rowe Price International Series, Inc.
T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc.
T. Rowe Price Mid-Cap Growth Fund, Inc.
T. Rowe Price Mid-Cap Value Fund, Inc.
T. Rowe Price Multi-Sector Account Portfolios, Inc.
T. Rowe Price Multi-Strategy Total Return Fund, Inc.
T. Rowe Price New Era Fund, Inc.
T. Rowe Price New Horizons Fund, Inc.
T. Rowe Price New Income Fund, Inc.
T. Rowe Price QM U.S. Bond Index Fund, Inc.
T. Rowe Price Quantitative Management Funds, Inc.
T. Rowe Price Real Assets Fund, Inc.
T. Rowe Price Real Estate Fund, Inc.
T. Rowe Price Reserve Investment Funds, Inc.
T. Rowe Price Retirement Funds, Inc.
T. Rowe Price Science & Technology Fund, Inc.
T. Rowe Price Short-Term Bond Fund, Inc.
T. Rowe Price Small-Cap Stock Fund, Inc.
T. Rowe Price Small-Cap Value Fund, Inc.
T. Rowe Price Spectrum Fund, Inc.
T. Rowe Price Spectrum Funds II, Inc.
T. Rowe Price State Tax-Free Funds, Inc.
T. Rowe Price Summit Funds, Inc.
T. Rowe Price Summit Municipal Funds, Inc.
T. Rowe Price Tax-Efficient Funds, Inc.
T. Rowe Price Tax-Exempt Money Fund, Inc.
T. Rowe Price Tax-Free High Yield Fund, Inc.
T. Rowe Price Tax-Free Income Fund, Inc.
T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.
T. Rowe Price Total Return Fund, Inc.
T. Rowe Price U.S. Equity Research Fund, Inc.
T. Rowe Price U.S. Large-Cap Core Fund, Inc.

T. Rowe Price U.S. Treasury Funds, Inc.
T. Rowe Price Value Fund, Inc.

Investment Services is a wholly owned subsidiary of T. Rowe Price Associates, Inc., is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Investment Services will not receive any commissions or other compensation for acting as principal underwriter.

(b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Cheri M. Belski	Director	None
Anne Whitescarver Brown	Director	None
Kevin L. Collins	Director	None
Phillip Korenman	Director	None
Stephanie P. Mumford	Chief Compliance Officer and Vice President	None
Christopher C. Newman	Director and Vice President	None
David Oestreicher	Director, Vice President, and Secretary	Director, Principal Executive Officer, Executive Vice President
Dorothy C. Sawyer	Chairman of the Board, Director, and President	None
Susanne Piccirillo Voelker	Treasurer and Vice President	None
Christine B. Akins	Vice President	None
Brent A. Andersen	Vice President	None
Lorraine J. Andrews	Vice President	None
Cheryl L. Armitage	Vice President	None
Brendan C. Asaff	Vice President	None
Christopher P. Augelli	Vice President	None
Andrew L. Baird	Vice President	None
Kelsey E. Ballard	Vice President	None
Jason Lee Bandel	Vice President	None
Michelle Baran	Vice President	None
Brittney Rachelle Barroso	Vice President	None
Thomas E. Bauer	Vice President	None
Cheri M. Belski	Vice President	None
Javier Bermudez	Vice President	None
Sukhvinder K. Bhogal	Vice President	None
Amanda Bianca	Vice President	None
Thomas J. Bianco	Vice President	None
Bryan K. Blackmon	Vice President	None
Matthew W. Boren	Vice President	None

Kathy Brady	Vice President	None

Jaime M. Branstetter	Vice President	None
Anne Whitescarver Brown	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Martin P. Brown	Vice President	None
Christopher D. Browne	Vice President	None
Heather C. Buchanan	Vice President	None
Barbara J. Burdett	Vice President	None
Jason N. Butler	Vice President	None
Adam Byard	Vice President	None
Jessica Calder	Vice President	None
Tegan Call	Vice President	None
Sheila P. Callahan	Vice President	None
Christopher E. Carpenter	Vice President	None
Cameron H. Carty	Vice President	None
Laura H. Chasney	Vice President	None
Jay Cherian	Vice President	None
Kevin S. Clapper	Vice President	None
Jerome A. Clark	Vice President	None
Basil Clarke	Vice President	None
Adam Cohen	Vice President	None
Paul Cooney	Vice President	None
Roberta V. Cordova	Vice President	None
Anne M. Coveney	Vice President	None
James Lawrence Cronin, Jr.	Vice President	None
Jonathan Joseph Crooks	Vice President	None
Brandon Cuellar	Vice President	None
Lawrence C. D’Alessandro	Vice President	None
Martha Brock Daniel	Vice President	None
Michael Davis	Vice President	None
Terrence L. Davis	Vice President	None
Benjamin P. DeFelice	Vice President	None
Patrick M. Delaney	Vice President	None
Peter A. DeLibro	Vice President	None

Sanjeev K. Dev	Vice President	None
Noel Doiron	Vice President	None
Michael Doshier	Vice President	None

Scott Dutcher	Vice President	None
Heather C. Dzielak	Vice President	None
John Eiler	Vice President	None
Dennis J. Elliott	Vice President	None
Chioma V. Eluma	Vice President	None
Rebecca Ann English	Vice President	None
John H. Escario	Vice President	None
Alexandra Espinosa	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Wayne C. Ewan	Vice President	None
Rick Falcione	Vice President	None
Christopher Ferrara	Vice President	None
Lauren Brooke Ferrara	Vice President	None
David Jonathan Fineman	Vice President	None

Derek W. Fisher	Vice President	None
Adam Fletcher	Vice President	None
Mary Louise Fletcher	Vice President	None
Andrew Fluet	Vice President	None
Michael K. Fowler	Vice President	None
Victoria Fung	Vice President	None
Daniel J. Funk	Vice President	None
Christopher M. Gaeng	Vice President	None
Shirlye Gaskin	Vice President	None
Michele J. Giangrande	Vice President	None
Patrick Gilbert	Vice President	None
John R. Gilner	Vice President	Chief Compliance Officer
Jason L. Gounaris	Vice President	None
Douglas M. Greenstein	Vice President	None
Leah B. Greenstein	Vice President	None
Gail Griffin	Vice President	None
Kris Guidroz	Vice President	None
Noel Hainsselin	Vice President	None
Jason E. Hammond	Vice President	None
Philip E. Hauser	Vice President	None
James C. Hebert	Vice President	None
Jeffrey J. Hill	Vice President	None
Todd Hiller	Vice President	None
Theodor Hogdahl	Vice President	None
Megan Hopps	Vice President	None
Jason P. Horenci	Vice President	None
Jerome Hunter	Vice President	None
Karen J. Igler	Vice President	None
Robert C. Ihle	Vice President	None
Katrina Jacobs	Vice President	None
Lloyd Brendan James	Vice President	None
Daniel M. Jarrett	Vice President	None
Anjanette Kallas	Vice President	None
Heidi C. Kaney	Vice President	None
Thomas E. Kazmierczak, Jr.	Vice President	None

Valerie A. Kohlenstein	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Emily A. Kookogey	Vice President	None
Phillip Korenman	Vice President	None
Jeffrey A. Krawczak	Vice President	None
Michael K. Krawczyk	Vice President	None
Michael J. Kubik	Vice President	None
Jennifer Kulp	Vice President	None
Brian Lamar	Vice President	None
Thomas Landhauser	Vice President	None
Steven A. Larson	Vice President	None
Lorie Latham	Vice President	None
Christy H. Lausch	Vice President	None
Jonathan N. Lepore	Vice President	None
Ryan M. Liberatore	Vice President	None
Benjamin M. Livingston	Vice President	None
Cathryn A. Locke-O’Hara	Vice President	None
Christi Loftus	Vice President	None
Elizabeth Lozier	Vice President	None
William J. Luecking	Vice President	None
Sean M. Lynch	Vice President	None
Jean M. Lynn	Vice President	None
Benjamin W. Lythgoe	Vice President	None
Sean Mackley	Vice President	None
Christopher Bryce Macon	Vice President	None
Edward M. Martin	Vice President	None
Vinnett M. Mason	Vice President	None
Taylor L.B. Mayo	Vice President	None
Christopher D. McAvoy	Vice President	None
Karan McClimans	Vice President	None
Michael A. McKenna	Vice President	None
Carey J. McKenzie	Vice President	None
Elizabeth M. Mealey	Vice President	None
Hector Mendez	Vice President	None
Eric Milano	Vice President	None
Sebastian J. Mitchell	Vice President	None
Thomas R. Morelli	Vice President	None
Dana P. Morgan	Vice President	None
Lauren Moser	Vice President	None
James Mugno	Vice President	None

Paul Musante	Vice President	None
Susan L. Nakai	Vice President	None
C.J. Nesher	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
William Nicholas Nolan	Vice President	None
David V. Norris	Vice President	None
Kevin M. O’Brien	Vice President	None
Olutokunbo A. Ojo-Ade	Vice President	None
Lance Oman	Vice President	None
Michael D. Oroszi	Vice President	None
Mary O’Rourke	Vice President	None
Michael J. Park	Vice President	None
Adam Peach	Vice President	None

Paul J. Pfeiffer	Vice President	None
John E. Pflieger	Vice President	None
Gregory L. Phillips	Vice President	None
Samantha J. Pilon	Vice President	None
Rudy Pimentel	Vice President	None
Cheryl M. Pipia	Vice President	None
Matthew Pisanelli	Vice President	None
Victor M. Pita	Vice President	None
Andrew Pizza	Vice President	None
Anthony D. Polichemi	Vice President	None
Fran M. Pollack-Matz	Vice President	Vice President and Secretary
Brian R. Poole	Vice President	None
Matthew Turner Pope	Vice President	None
William Presley	Vice President	None

Jennifer J. Pyne	Vice President	None
Katherine Keene Quillen	Vice President	None
John K. Ramirez	Vice President	None
Meara R. Ranadive	Vice President	None
Daniel Rauenzahn	Vice President	None
Seamus A. Ray	Vice President	None
Margaret H. Raymond	Vice President	None
Shawn D. Reagan	Vice President	None
Jennifer L. Richardson	Vice President	None
George D. Riedel	Vice President	None
Stuart L. Ritter	Vice President	None
Erik C. Ronne	Vice President	None
Mary H. Roosevelt Long	Vice President	None
Dawn Rorai	Vice President	None
Brett Round	Vice President	None
Megan Keyser Rumney	Vice President	None
Melissa J. Sacks	Vice President	None
Kevin C. Savage	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Michael R. Saylor	Vice President	None
Jason M. Scarborough	Vice President	None
Mark A. Scarborough	Vice President	None
Joshua Scher	Vice President	None
Richard Schultz	Vice President	None
Heather Lynn Harrison Seaback	Vice President	None
Eric Arnold Seale	Vice President	None
Robert A. Seidel	Vice President	None
Rania B. Selfani	Vice President	None
Amelia Seman	Vice President	None
Courtney M. Sembly	Vice President	None
Brandon Shea	Vice President	None
Erin C. Sheehan	Vice President	None
Karen M. Sheehan	Vice President	None
Nicholas A. Sheppard	Vice President	None
John E. Shetterly	Vice President	None
Jae M. Shin	Vice President	None
Daniel T. Shively	Vice President	None
Adam Sidebottom	Vice President	None
Garrett S. Siperko	Vice President	None
Carole Hofmeister Smith	Vice President	None
Danielle N. Smith	Vice President	None
Ian M. Smith	Vice President	None
Lauren Smith	Vice President	None
Phil Soto	Vice President	None
Craig J. St. Thomas	Vice President	None
Michael Stein	Vice President	None
Victoria E. Swinburne	Vice President	None
Daniel Tambellini	Vice President	None
Nathan G. Tawes	Vice President	None
Christopher J. Theall	Vice President	None
Joy A. Thomas	Vice President	None
Christopher N. Thuku	Vice President	None
Michael Ryan Trujillo	Vice President	None
Alan P. Valenca	Vice President	None
Todd R. Valles	Vice President	None
Adam J. Varga	Vice President	None
Stephen Bradford Vaughan	Vice President	None
Bryan W. Venable	Vice President	None
Benjamin Vidmar	Vice President	None
Courtney Vollbracht	Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Eric P. Wagner	Vice President	None

William R. Weker, Jr.	Vice President	None
Paula A. Wendt	Vice President	None
Mark P. Whiskeyman	Vice President	None
Timothy M. White	Vice President	None
Mary Ellen Whiteman	Vice President	None
Jennifer Whitman	Vice President	None
Natalie C. Widdowson	Vice President	None
Jonathan Wilkinson	Vice President	None
Mary G. Williams	Vice President	None
Andrew M. Winn	Vice President	None
Barrett Wragg	Vice President	None
Lea B. Wray	Vice President	None
Matthew Wright	Vice President	None
John Mitchell Wurzer	Vice President	None
Kelly L. Zimmerman	Vice President	None
Kimberly Zook	Vice President	None
James Zurad	Vice President	None
Kimberly S. Abramshe	Assistant Vice President	None
Opeoluwa Afe	Assistant Vice President	None
Brandon Akers	Assistant Vice President	None

Martin D. Allenbaugh, Jr.	Assistant Vice President	None
Christopher Arkfeld	Assistant Vice President	None

Megan A. Arnold	Assistant Vice President	None

Chad L. Baker	Assistant Vice President	None

Daniel F. Beadell	Assistant Vice President	None
Joshua Michael Beaudette	Assistant Vice President	None
Andrew A. Beliveau	Assistant Vice President	None

Shane R. Bernard	Assistant Vice President	None
Brianna Beski	Assistant Vice President	None
Robert R. Biden	Assistant Vice President	None

Paul Bishop	Assistant Vice President	None

Michael P. Bruno	Assistant Vice President	None
Stacy M. Bryant	Assistant Vice President	None
Jeffrey A. Burns	Assistant Vice President	None

Casey S. Cartun	Assistant Vice President	None
Thomas F. Casperite	Assistant Vice President	None
David Chatterton	Assistant Vice President	None
Brittany Nicole Chittams	Assistant Vice President	None
John Cleary	Assistant Vice President	None

Steven Cook	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Neil Cooper	Assistant Vice President	None
Megan Curry	Assistant Vice President	None
David Bryan Daniel	Assistant Vice President	None
Heather Rachelle Demsky	Assistant Vice President	None
Zeyn Desai	Assistant Vice President	None
Eric W. Dezell	Assistant Vice President	None
Daniel S. Dier	Assistant Vice President	None
Kristin N. Dodson	Assistant Vice President	None
Nicholas Duran	Assistant Vice President	None
Lorraine S. Eakin	Assistant Vice President	None
Joseph Edmonds	Assistant Vice President	None
Adam Elliott	Assistant Vice President	None
Craig Elliott	Assistant Vice President	None
Kevin Endo	Assistant Vice President	None
Bana Eyasu	Assistant Vice President	None
David M. Fairall	Assistant Vice President	None
Robin Feil	Assistant Vice President	None
Laura Toner Fitzpatrick	Assistant Vice President	None
Jeremy R. Flagg	Assistant Vice President	None
Jessica Fontaine	Assistant Vice President	None
Carolyn Funsch	Assistant Vice President	None

Omar A. Gerrero	Assistant Vice President	None
Tyler M. Ghingher	Assistant Vice President	None
Bridgette Gill	Assistant Vice President	None
David M. Gilliam	Assistant Vice President	None
Roger W. Gluck	Assistant Vice President	None

Mary Abagail Groom	Assistant Vice President	None
Joshua Habeck	Assistant Vice President	None
Jessica Leigh Hamamoto	Assistant Vice President	None
James Harding	Assistant Vice President	None

Julia K. Hesson	Assistant Vice President	None
Wayne Gwa Ho	Assistant Vice President	None
Erin Marie Hogan	Assistant Vice President	None
Keith Holmes	Assistant Vice President	None
Patrick Irish	Assistant Vice President	None
Sara Hodges Ismart	Assistant Vice President	None
Melanie Jerke	Assistant Vice President	None
Rachael Anna Keeling	Assistant Vice President	None

John Keenan	Assistant Vice President	None
Tya M. Kelly	Assistant Vice President	None
Sean P. Kilcoyne	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Kristin Kusner	Assistant Vice President	None
Armand Leaks	Assistant Vice President	None
Joshua Levine	Assistant Vice President	None
Paul M. Lichtinger	Assistant Vice President	None
Nathaniel K. Lohrmann	Assistant Vice President	None
Michael Lucas	Assistant Vice President	None
MariaCarla Lurz	Assistant Vice President	None
Alyson Luszcz	Assistant Vice President	None
Danielle K. Malanczuk	Assistant Vice President	None
Amanda E. Malone Klink	Assistant Vice President	None
Michael Robert Manning	Assistant Vice President	None
Bridgette Marie Mathias	Assistant Vice President	None
David Matsumura	Assistant Vice President	None
Joseph McElwee	Assistant Vice President	None
Ashley McLeish	Assistant Vice President	None
Matthew McMenamin	Assistant Vice President	None
James V. Morrow	Assistant Vice President	None
Daniel James Nelson	Assistant Vice President	None
Thomas Neubauer	Assistant Vice President	None

Michael J. Norton	Assistant Vice President	None
Sarah E. O’Connor	Assistant Vice President	None
Michael S. Olshefski	Assistant Vice President	None
Stephanie Pack	Assistant Vice President	None
Kira Pancotti	Assistant Vice President	None
Giovanni Petronelli	Assistant Vice President	None
Nathan Pfeiffer	Assistant Vice President	None
David Ray	Assistant Vice President	None
Amir Reda	Assistant Vice President	None
Ryan S. Reese	Assistant Vice President	None
Caitlin Reilly	Assistant Vice President	None
Vikas Rishi	Assistant Vice President	None
Kristopher M. Robertson	Assistant Vice President	None
Jessica Rodriguez	Assistant Vice President	None
Dorothy A. Rostkowski	Assistant Vice President	None
Sergio Ruiz	Assistant Vice President	None
Laura Lee Russell	Assistant Vice President	None
Shawn A. Sacchetti	Assistant Vice President	None
Aaron Sauro	Assistant Vice President	None
Kyle Schaffer	Assistant Vice President	None
Lindsey Schmidt	Assistant Vice President	None

Francis Seitz	Assistant Vice President	None

Name	Positions and Offices With Underwriter	Positions and Offices With Registrant
Robert Arnold Skaare II	Assistant Vice President	None

Jesse Smith	Assistant Vice President	None
Francisco R. Solis	Assistant Vice President	None
Gabriel Bramesco Stull	Assistant Vice President	None
Jennifer Lauren Suess	Assistant Vice President	None

Daniel Tafoya	Assistant Vice President	None

Jill M. Talbott	Assistant Vice President	None
Ryan Taylor	Assistant Vice President	None
Lindsay Frank Theodore	Assistant Vice President	None
Andrew I. Thompson	Assistant Vice President	None
William Maitland Walton	Assistant Vice President	None
Carey Ward	Assistant Vice President	None
David Weeks	Assistant Vice President	None
Nicole S. Whitman	Assistant Vice President	None
Bradley Hal Yates	Assistant Vice President	None

Kathleen Yocham	Assistant Vice President	None
Jacob Ryan Ziegler	Assistant Vice President	None
David Zincon	Assistant Vice President	None

Cheryl L. Emory	Assistant Secretary	None
Kathryn Louise Reilly	Assistant Secretary	None

(c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by the Registrant under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Registrant at its offices at 100 East Pratt Street, Baltimore, Maryland 21202, 1735 Market Street, Philadelphia, Pennsylvania 19103, and 103 Bellevue Parkway, Wilmington, Delaware 19809. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc., at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Custodian activities for the Registrant are performed at State Street Bank and Trust Company’s Service Center (State Street South), One Lincoln Street, Boston, Massachusetts 02111.

Custody of Registrant’s portfolio securities which are purchased outside the United States is maintained by JPMorgan Chase Bank, London, in its foreign branches, with other banks or foreign depositories. JPMorgan Chase Bank, London, is located at Woolgate House, Coleman Street, London EC2P 2HD England.

Item 34. Management Services

Registrant is not a party to any management-related service contract, other than as set forth in the Prospectus or Statement of Additional Information.

Item 35. Undertakings

(a) Not applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Baltimore, State of Maryland, this February 25, 2022.

 T. ROWE PRICE INTERNATIONAL FUNDS, INC.

 /s/David Oestreicher

By: David Oestreicher

 Director and Executive Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/David Oestreicher	Director (Principal Executive Officer)	February 25, 2022
David Oestreicher	and Executive Vice President

/s/Alan S. Dupski	Treasurer and Vice President	February 25, 2022
Alan S. Dupski	(Principal Financial Officer
and Principal Accounting Officer)

*
Teresa Bryce Bazemore	Director	February 25, 2022

*
Ronald J. Daniels	Director	February 25, 2022

*
Bruce W. Duncan	Director	February 25, 2022

*
Robert J. Gerrard, Jr.	Chairman of the Board	February 25, 2022
and Director

*
Paul F. McBride	Director	February 25, 2022

*
John G. Schreiber	Director	February 25, 2022

/s/Eric L. Veiel	Director	February 25, 2022
Eric L. Veiel

*	Director	February 25, 2022
Kellye L. Walker

*/s/David Oestreicher	Attorney-In-Fact	February 25, 2022
David Oestreicher